UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: June 30

Registrant is making a filing for 15 of its series:

Wells Fargo Advantage Alternative Strategies Fund, Wells Fargo Advantage California Limited-Term Tax-Free Fund, Wells Fargo Advantage California Tax-Free Fund, Wells Fargo Advantage Colorado Tax-Free Fund, Wells Fargo Advantage Global/Long Short Fund, Wells Fargo Advantage High Yield Municipal Bond Fund, Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Minnesota Tax-Free Fund, Wells Fargo Advantage Municipal Bond Fund, Wells Fargo Advantage North Carolina Tax-Free Fund, Wells Fargo Advantage Pennsylvania Tax-Free Fund, Wells Fargo Advantage Short-Term Municipal Bond Fund, Wells Fargo Advantage Strategic Municipal Bond Fund, Wells Fargo Advantage Ultra Short-Term Municipal Income Fund, and Wells Fargo Advantage Wisconsin Tax-Free Fund

Date of reporting period: June 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage

California Limited-Term Tax-Free Fund

Annual Report

June 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage California Limited-Term Tax-Free Fund for the 12-month period that ended June 30, 2015. The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate. Ten-year municipal yields declined in the first half of the reporting period and then retraced their path higher in the second half; shorter-term yields rose modestly. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, returned 3.0% during the 12-month reporting period.

Monetary policy was accommodative, and economic growth was moderate.

The Fed kept its key interest rate near zero in order to support the economy and the financial system. It ended its quantitative easing program in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate in 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB expanded its quantitative easing program to include the purchase of eurozone government bonds. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

U.S. economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.3% as of June 2015, and inflation remained below the Fed’s longer-run objective of a 2% pace. The period was also marked by dramatically lower oil prices, which fell from more than $90 per barrel at the beginning of the period to below $50 per barrel in early 2015 before stabilizing near $60 per barrel at the end of June 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured states and municipalities with oil-dependent economies.

Supply and demand technical factors supported municipals.

Demand for municipal debt, as measured by cash flows to mutual funds, was positive for the reporting period. Inflows of more than $25 billion occurred during the first 10 months of the reporting period, but investor demand waned in May and June 2015 as nearly $2 billion in municipal fund redemptions took place alongside higher yields and lower bond prices. On the supply side, refunding outpaced new issuance for capital projects. After several years of negative net new supply, issuance in the first half of 2015 was on track for positive net supply as municipalities both seek to refinance outstanding bonds ahead of higher interest rates and cannot defer necessary capital investments.

Municipal credit fundamentals were solid.

Although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. The state of New Jersey, state of Illinois, and various Chicago credits were downgraded multiple notches due to growing fiscal strains from underfunded pension and other post-employment-benefit liabilities. We believe each issuer has the ability to resolve its financial situation but so far has lacked the political will to do so. Puerto Rico, whose debt is now rated below

[1]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	3

investment grade, continued to struggle to regain its financial footing. Detroit exited its bankruptcy in December 2014, about one-and-a half years after it entered Chapter 9 bankruptcy.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate-debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Adrian Van Poppel

Average annual total returns1 (%) as of June 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SFCIX)	11-18-1992	(0.79)	2.26	2.75	1.22	2.66	2.96	0.83	0.80
Class C (SFCCX)	8-30-2002	(0.53)	1.92	2.20	0.47	1.92	2.20	1.58	1.55
Administrator Class (SCTIX)	9-6-1996	–	–	–	1.33	2.88	3.19	0.77	0.60
Institutional Class (SFCNX)	10-31-2014	–	–	–	1.39	2.89	3.20	0.50	0.50
Barclays Municipal 1-5 Year Blend Index[4]	–	–	–	–	0.84	1.98	3.12	–	–
Barclays California Municipal 1-5 Year Blend Index[5]	–	–	–	–	0.92	2.08	3.19	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to California municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2015

[1]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has contractually committed through October 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Barclays Municipal 1-5 Year Blend Index is the 1-5 Year Blend Component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

[5]	The Barclays California Municipal 1-5 Year Blend Index is the 1-5 Year Blend Component of the Barclays California Municipal Bond Index. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal 1-5 Year Blend Index and the Barclays California Municipal 1-5 Year Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[7]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality and credit quality ratings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed its benchmarks, the Barclays Municipal 1–5 Year Blend Index and the Barclays California Municipal 1–5 Year Blend Index, for the 12-month period that ended June 30, 2015.

■	The Fund’s duration, yield-curve positioning, and allocation to lower-rated investment-grade credits were the main contributors to performance. The Fund benefited from its longer duration as interest rates moved lower in the first part of the period, but this positioning detracted later in the period when interest rates rose.

■	In anticipation of the U.S. Federal Reserve (Fed) raising rates and its effect on the short end of the yield curve, we targeted purchases on the steeper part of the yield curve that provided a better opportunity to roll down the yield curve, benefiting from a natural decline in yields (increase in price) as the maturity shortens.

The period was marked by the anticipation of higher rates.

The Fed maintained its ultra-low rate policy while indicating its intention to begin moving to a more normalized monetary policy. In addition, the European Central Bank announced a 1-trillion-euro quantitative easing program to ward off deflation and stimulate the economy.

Credit quality[7] as of June 30, 2015

Municipal yields ended the fiscal year close to where they started with the exception of bonds with maturities between one and eight years, which ended with higher yields. During the first half of the period, investor demand combined with moderate supply—both new issue and refunding volume—drove yields lower, caused credit spreads to compress, and helped long-term bonds outperform. The second half of the period saw a dramatically increased supply of California bond issuance (about 80% over the same prior-year period) and lower, yet positive, investor demand. During the second half of the period, longer-term bonds underperformed and credit spreads widened, although spreads remained slightly wider than historical norms.

The state’s credit profile improved, but headlines about troubled credits highlight the importance of security selection.

The state’s credit profile continued to improve with a timely enactment of the budget, disciplined approach to new spending, and improved reserves. Following Moody’s Investors Service Incorporated’s upgrade late in the prior period, both Standard & Poor’s and Fitch raised the state’s bond rating. As a result, credit spreads remained tight and state general obligation (GO) bonds traded in a narrow range. Due to the lack of relative value, we choose not to add to our existing position but to hold the state GOs we bought at higher yields, which performed well.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	7

Effective maturity distribution[8] as of June 30, 2015

Our sector allocation was overweight revenue bonds, which helped results as revenue bonds outperformed GO bonds. The Fund’s largest overweight positions within the revenue subsectors were special tax and appropriation, the two top-performing sectors in the Barclays California Municipal 1–5 Year Blend Index. Security selection also contributed to results. Individual issues that did well included the Bay Area Toll Authority and the University of California. Detractors included poorly timed purchases in the first half of 2015 as rates began to rise.

Our research capability continues to enable us to avoid troubled credits, such as Stockton or San Bernardino. During the period, Stockton’s plan of adjustment was approved and it exited bankruptcy. San Bernardino, which filed bankruptcy in 2012, submitted its plan of adjustment but has yet to receive approval of the plan, which includes a 1% recovery rate for pension obligation bond holders. The Fund held little Puerto Rico debt, which is often used in state-specific funds on account of its state-tax exemption, due to its expected further economic and fiscal declines. Despite the headlines, in our view, municipal defaults will likely remain extremely rare.

California’s drought continued.

California’s drought continued. A $7.2 billion water bond was approved to aid in managing the drought and the governor ordered mandatory water reductions. Legislation is also being issued to allow a merger of some of the state’s 8,000 public water systems. This legislation could lead to credit weakness in some of the larger districts as they are merged with smaller, more agricultural water districts. We may see the weaker water-related issuers be downgraded by the rating agencies and may also see wider credit spreads, but we don’t expect widespread defaults. We have historically been underweight the water sector because relative-value opportunities within this sector have been scarce. As drought conditions exacerbate the discrepancies in water district credit profiles, however, we expect to rely on in-depth credit research to identify those securities that offer relative-value opportunities.

The Fund is positioned defensively for higher interest rates.

We expect economic growth to accelerate through the end of the calendar year, and we believe the Fed is likely to begin raising rates by year-end since it is poised to normalize monetary policy. We are monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates.

Please see footnotes on page 5.

8	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,002.08	$3.97	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class C
Actual	$1,000.00	$998.36	$7.68	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Administrator Class
Actual	$1,000.00	$1,002.99	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,003.49	$2.48	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2015	Wells Fargo Advantage California Limited-Term Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.20%

California: 96.47%
ABAG Financial Authority For Nonprofit Corporations Children’s Hospital (Health Revenue)	4.25%	12-1-2016	$1,305,000	$1,374,400
ABAG Financial Authority For Nonprofit Corporations Episcopal Senior Community (Housing Revenue)	5.00	7-1-2015	995,000	995,119
ABAG Financial Authority For Nonprofit Corporations Episcopal Senior Community (Housing Revenue)	5.00	7-1-2016	1,045,000	1,084,041
ABAG Financial Authority For Nonprofit Corporations Jackson Laboratory (Miscellaneous Revenue)	5.00	7-1-2019	730,000	824,353
ABAG Financial Authority For Nonprofit Corporations O’Connor Woods (Health Revenue)	4.00	1-1-2019	955,000	1,035,487
ABAG Financial Authority For Nonprofit Corporations Sharp Healthcare Series A (Health Revenue)	5.00	8-1-2019	500,000	572,445
Acalanes CA Union High School District BAN (GO)	5.00	8-1-2017	1,000,000	1,081,530
Adelanto CA School District CAB Series B (GO, National Insured) ¤	0.00	9-1-2018	2,345,000	2,001,458
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2019	3,000,000	2,728,260
Alameda County CA Certificate of Participation (Miscellaneous Revenue, Ambac Insured)	5.63	12-1-2015	550,000	562,232
Alameda County CA Joint Powers Authority Multiple Capital Projects Series A (Miscellaneous Revenue)	4.00	12-1-2019	1,000,000	1,108,530
Alameda County CA Joint Powers Authority Multiple Capital Projects Series A (Miscellaneous Revenue)	5.00	12-1-2021	1,000,000	1,182,620
Albany CA Limited Obligation Improvement Bond Act of 1915 (Miscellaneous Revenue, Ambac Insured)	4.75	9-2-2019	1,305,000	1,313,026
Alvord CA Unified School District Election of 2007 Series B (GO, AGM Insured) ±	0.00	8-1-2017	155,000	160,180
Alvord CA Unified School District Election of 2007 Series B (GO, AGM Insured) ±	0.00	8-1-2018	475,000	509,594
Alvord CA Unified School District Election of 2007 Series B (GO, AGM Insured) ±	0.00	8-1-2020	1,605,000	1,834,659
Alvord CA Unified School District Election of 2007 Series B (GO, AGM Insured) ¤	0.00	8-1-2016	305,000	302,475
Anaheim CA PFA CAB Sub Lien Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured) ¤	0.00	9-1-2018	3,245,000	3,086,092
Anaheim CA PFA Refunding Bond Series A (Miscellaneous Revenue)	5.00	5-1-2017	1,250,000	1,345,100
Anaheim CA Redevelopment Agency Merged Project Area Series A (Tax Revenue, AGM Insured)	4.50	2-1-2018	875,000	944,414
Antelope Valley CA Health Care District Series A (Health Revenue, AGM Insured)	5.20	1-1-2017	280,000	281,126
Bassett CA Unified School District Refunding Bond Series B (GO, Build America Mutual Assurance Company Insured)	5.00	8-1-2019	420,000	479,926
Bassett CA Unified School District Refunding Bond Series B (GO, Build America Mutual Assurance Company Insured)	5.00	8-1-2021	550,000	645,222
Bassett CA Unified School District Refunding Bond Series B (GO, Build America Mutual Assurance Company Insured)	5.00	8-1-2023	725,000	862,547
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series B (Transportation Revenue) ±	1.50	4-1-2047	14,000,000	14,120,960
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series C (Transportation Revenue) ±	0.98	4-1-2045	5,000,000	5,013,950
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series C (Transportation Revenue) ±	1.88	4-1-2047	10,500,000	10,666,425
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series E (Transportation Revenue) ±	2.00	4-1-2034	5,000,000	5,026,200
Brentwood CA Infrastructure Financing Authority Sub Series A (Miscellaneous Revenue, AGM Insured)	4.00	9-2-2017	3,825,000	4,029,829

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Brentwood CA Infrastructure Financing Authority Sub Series B (Miscellaneous Revenue)	3.00%	9-2-2017	$995,000	$1,021,198
Brentwood CA Infrastructure Financing Authority Sub Series B (Miscellaneous Revenue)	3.00	9-2-2018	1,030,000	1,056,852
Brentwood CA Infrastructure Financing Authority Sub Series B (Miscellaneous Revenue)	4.00	9-2-2021	1,135,000	1,206,993
Cabrillo CA Unified School District CAB Series A (GO, Ambac Insured) ¤	0.00	8-1-2015	1,500,000	1,499,310
California (GO) ±	3.00	12-1-2032	4,000,000	4,244,240
California (GO) ±	4.00	12-1-2027	9,015,000	9,522,184
California (GO, Ambac Insured)	5.00	10-1-2016	10,000	10,040
California (GO)	5.00	10-1-2021	6,795,000	8,079,663
California (Miscellaneous Revenue)	5.00	9-1-2022	2,240,000	2,677,315
California (GO)	5.00	11-1-2022	2,500,000	2,994,500
California (GO)	5.00	9-1-2023	10,730,000	12,917,418
California (GO)	5.00	10-1-2023	8,400,000	10,121,916
California (GO)	5.25	10-1-2022	2,750,000	3,336,548
California Communities Transportation Total Road Improvement Certificate of Participation Series B (Tax Revenue)	3.00	6-1-2016	370,000	377,215
California Communities Transportation Total Road Improvement Certificate of Participation Series B (Tax Revenue)	3.00	6-1-2017	380,000	391,434
California Communities Transportation Total Road Improvement Certificate of Participation Series B (Tax Revenue)	4.00	6-1-2018	390,000	415,861
California Community College Financing Authority Shasta-Tehama-Trinity Joint District Series A (Miscellaneous Revenue)	2.00	5-1-2016	420,000	424,544
California Community College Financing Authority Shasta-Tehama-Trinity Joint District Series A (Miscellaneous Revenue)	2.25	5-1-2017	435,000	443,591
California Department of Transportation Certificate of Participation Series A (Miscellaneous Revenue, National Insured)	5.25	3-1-2016	65,000	65,274
California Department of Veterans Affairs Home Purchase Series A (Housing Revenue)	3.50	12-1-2021	1,795,000	1,947,360
California DWR Central Valley Project Water System Series AM (Water & Sewer Revenue)	5.00	12-1-2017	6,595,000	7,272,109
California Economic Recovery Refunding Bond Series A (Tax Revenue)	5.00	7-1-2018	2,950,000	3,302,850
California Economic Recovery Refunding Bond Series A (Tax Revenue)	5.00	7-1-2018	850,000	956,522
California Health Facilities Financing Chinese Hospital Associates (Health Revenue)	5.00	6-1-2019	200,000	225,432
California Health Facilities Financing Fellowship Homes Incorporated (Health Revenue)	5.00	9-1-2019	1,135,000	1,246,718
California HFA AMT Home Mortgage Series E (Housing Revenue)	5.00	2-1-2042	120,000	124,380
California HFA AMT Home Mortgage Series G (Housing Revenue)	5.50	8-1-2042	555,000	570,385
California HFA AMT Home Mortgage Series H (Housing Revenue, FGIC Insured)	5.75	8-1-2030	315,000	327,830
California HFA AMT Home Mortgage Series J (Housing Revenue)	5.75	8-1-2047	135,000	138,665
California HFA CAB Home Mortgage Series B (Housing Revenue, FHA Insured) ¤	0.00	8-1-2015	5,000	4,990
California HFA Home Mortgage Series A (Housing Revenue, GNMA/FNMA Insured)	3.75	8-1-2020	1,010,000	1,088,709
California HFFA Catholic Healthcare West Series A (Health Revenue)	5.00	3-1-2019	700,000	789,383
California HFFA Catholic Healthcare West Series A (Health Revenue)	5.25	3-1-2023	4,000,000	4,651,200
California HFFA Catholic Healthcare West Series L (Health Revenue)	5.13	7-1-2022	265,000	265,037
California HFFA Marshall Medical Center (Health Revenue)	5.00	11-1-2021	115,000	132,144
California HFFA Marshall Medical Center (Health Revenue)	5.00	11-1-2023	135,000	157,320
California HFFA Memorial Health Services Series A (Health Revenue)	5.00	10-1-2023	2,475,000	2,916,713
California HFFA St. Joseph Health System Series B (Health Revenue) ±	5.00	7-1-2043	2,000,000	2,191,520
California HFFA St. Joseph Health System Series C (Health Revenue) ±	5.00	7-1-2034	7,975,000	9,548,228
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A (Miscellaneous Revenue)	6.00	8-1-2023	805,000	890,080

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage California Limited-Term Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Municipal Finance Authority Community Medical Centers Series A (Health Revenue) %%	5.00%	2-1-2023	$735,000	$843,854
California Municipal Finance Authority Community Medical Centers Series A (Health Revenue) %%	5.00	2-1-2024	500,000	573,280
California Municipal Finance Authority Mobile Home Park Senior Affordable Housing Incorporated Projects Series A (Housing Revenue)	5.00	8-15-2019	515,000	579,663
California Municipal Finance Authority Northbay Healthcare Series A (Health Revenue) ø	2.17	11-1-2027	5,000,000	5,007,450
California Municipal Finance Authority Peppertree Senior Apartments Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	2.80	6-1-2023	2,500,000	2,557,975
California Municipal Finance Authority Village Grove Apartments Series A (Housing Revenue, FHLMC Insured, FHLMC LIQ)	3.10	12-1-2021	1,000,000	1,047,720
California PCFA (Resource Recovery Revenue) ±	5.25	6-1-2023	3,245,000	3,480,068
California PFOTER Series DCL-011 (GO, Dexia Credit Local LOC, AGM Insured) 144A ø	0.25	8-1-2027	10,930,000	10,930,000
California Public Works Board Capital Project Series G (Miscellaneous Revenue)	5.00	11-1-2020	3,000,000	3,517,650
California Public Works Board Department of Corrections & Rehabilitation Series A (Miscellaneous Revenue)	6.50	9-1-2017	1,210,000	1,292,474
California Public Works Board Department of Corrections & Rehabilitation Series C (Miscellaneous Revenue)	4.00	6-1-2018	1,625,000	1,764,409
California Public Works Board Department of Corrections & Rehabilitation Series C (Miscellaneous Revenue)	5.00	10-1-2022	1,500,000	1,786,455
California Public Works Board Department of General Services Series A (Miscellaneous Revenue, Ambac Insured)	5.25	12-1-2017	2,000,000	2,008,240
California Public Works Board Judicial Council Projects Series B (Miscellaneous Revenue)	5.00	10-1-2022	500,000	595,485
California Public Works Board Judicial Council Projects Series D (Miscellaneous Revenue)	5.00	12-1-2019	1,000,000	1,156,760
California Public Works Board Various Capital Projects Series I (Miscellaneous Revenue)	5.00	11-1-2020	1,250,000	1,465,688
California Refunding Bond (GO)	5.25	9-1-2022	5,000,000	6,059,100
California School Finance Authority Coastal Academy Project Series A (Education Revenue)	5.00	10-1-2022	400,000	435,980
California Series E (GO) ±	0.96	12-1-2029	5,000,000	5,086,600
California Statewide CDA (Tax Revenue)	2.00	9-2-2015	2,000,000	2,003,480
California Statewide CDA (Health Revenue)	4.00	5-15-2017	450,000	474,462
California Statewide CDA (Education Revenue)	5.88	7-1-2022	1,970,000	2,203,819
California Statewide CDA Adventist Health Systems West Series A (Health Revenue)	5.00	3-1-2024	800,000	931,720
California Statewide CDA American Baptist Homes West (Health Revenue)	4.00	10-1-2018	1,615,000	1,712,514
California Statewide CDA American Baptist Homes West (Health Revenue)	4.25	10-1-2015	615,000	618,315
California Statewide CDA American Baptist Homes West (Health Revenue)	5.00	10-1-2019	1,500,000	1,661,835
California Statewide CDA American Baptist Homes West Series B-3 (Health Revenue)	2.10	10-1-2019	2,930,000	2,930,791
California Statewide CDA California Baptist University Series A (Education Revenue)	5.13	11-1-2023	715,000	750,550
California Statewide CDA California Baptist University Series B (Education Revenue)	3.50	11-1-2018	975,000	985,394
California Statewide CDA Eskaton Properties Incorporated Obligated Group (Health Revenue)	4.00	11-15-2015	1,000,000	1,011,540
California Statewide CDA Eskaton Properties Incorporated Obligated Group (Health Revenue)	4.00	11-15-2016	1,000,000	1,035,140
California Statewide CDA Health Facilities Catholic Series F (Health Revenue, AGM Insured) ±(m)	0.55	7-1-2040	1,000,000	1,000,000
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (Health Revenue, AGM Insured)	5.00	10-1-2021	500,000	565,355

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (Health Revenue, AGM Insured)	5.00%	10-1-2022	$395,000	$447,436
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (Health Revenue, AGM Insured)	5.00	10-1-2023	500,000	568,005
California Statewide CDA Kaiser Permanente Series E (Health Revenue) ±	5.00	4-1-2044	4,000,000	4,303,320
California Statewide CDA Monterey Community Hospital (Health Revenue)	3.25	6-1-2016	415,000	425,055
California Statewide CDA Pollution Control Southern California Edison Company Series A & B (Industrial Development Revenue) ±	1.90	4-1-2028	4,115,000	4,120,267
California Statewide CDA Redwoods Project (Health Revenue)	3.00	11-15-2018	400,000	422,076
California Statewide CDA Refunding Bond (Miscellaneous Revenue, AGM Insured)	5.00	11-15-2019	250,000	286,630
California Statewide CDA Refunding Bond (Miscellaneous Revenue, AGM Insured)	5.00	11-15-2020	210,000	243,900
California Statewide CDA Refunding Bond (Miscellaneous Revenue, AGM Insured)	5.00	11-15-2021	200,000	234,062
California Statewide CDA Refunding Bond (Miscellaneous Revenue, AGM Insured)	5.00	11-15-2022	200,000	235,490
California Statewide CDA Senior Living Health Facilities Los Angeles Jewish Home for the Aging Series B (Health Revenue)	3.00	8-1-2021	5,200,000	5,298,852
California Statewide CDA Senior Living Health Facilities Los Angeles Jewish Home for the Aging Series D (Health Revenue)	4.75	8-1-2020	2,000,000	2,004,500
California Statewide CDA St. Joseph Hospital (Health Revenue, AGM Insured)	4.50	7-1-2018	580,000	607,324
California Statewide CDA University of California Irvine East Campus Apartments Phase I (Housing Revenue)	5.00	5-15-2017	1,000,000	1,068,770
California Statewide CDA University of California Irvine East Campus Apartments Phase II (Education Revenue)	5.00	5-15-2016	380,000	394,189
California Statewide HFFA Casa Colina Obligated Group (Health Revenue)	4.00	4-1-2016	400,000	407,828
California Statewide HFFA Casa Colina Obligated Group (Health Revenue)	4.00	4-1-2017	400,000	415,040
California Statewide HFFA Casa Colina Obligated Group (Health Revenue)	5.00	4-1-2018	400,000	430,136
Carlsbad CA Improvement Bond Act of 1915 (Miscellaneous Revenue)	3.00	9-2-2017	415,000	424,142
Carlsbad CA Improvement Bond Act of 1915 (Miscellaneous Revenue)	3.00	9-2-2018	300,000	305,049
Carlsbad CA Improvement Bond Act of 1915 (Miscellaneous Revenue)	3.00	9-2-2019	540,000	546,734
Carson CA RDA Project Area #1 Series A (Tax Revenue, AGM Insured)	5.00	10-1-2020	775,000	889,313
Carson CA RDA Project Area #1 Series A (Tax Revenue, AGM Insured)	5.00	10-1-2021	855,000	989,244
Carson CA RDA Project Area #1 Series A (Tax Revenue, AGM Insured)	5.00	10-1-2022	600,000	697,506
Cathedral City CA Redevelopment Agency Refunding Merged Redevelopment Project Series A (Tax Revenue)	5.00	8-1-2020	2,295,000	2,639,916
Cathedral City CA Redevelopment Agency Refunding Merged Redevelopment Project Series A (Tax Revenue)	5.00	8-1-2021	2,425,000	2,813,146
Cathedral City CA Redevelopment Agency Refunding Merged Redevelopment Project Series A (Tax Revenue)	5.00	8-1-2022	2,550,000	2,973,912
Cathedral City CA Redevelopment Agency Refunding Merged Redevelopment Project Series A (Tax Revenue)	5.00	8-1-2023	1,735,000	2,033,541
Cathedral City CA Redevelopment Agency Refunding Merged Redevelopment Project Series A (Tax Revenue, AGM Insured)	5.00	8-1-2024	1,770,000	2,084,069
Cathedral City CA Redevelopment Agency Refunding Merged Redevelopment Project Series B (Tax Revenue)	4.00	8-1-2017	435,000	462,257
Centinela Valley CA Union High School District CAB Series A (GO, AGM Insured) ¤	0.00	8-1-2015	375,000	374,753
Central California Unified School District Refunding (GO, AGM Insured)	4.00	7-1-2020	500,000	558,245
Central California Unified School District Refunding (GO, AGM Insured)	5.00	7-1-2021	400,000	472,032
Central California Unified School District Refunding (GO, AGM Insured)	5.00	7-1-2022	750,000	892,590
Centralia CA School District (GO, AGM Insured)	4.00	8-1-2018	375,000	404,734
Chino CA PFA Local Agency Series A (Tax Revenue, AGM Insured)	5.00	9-1-2022	1,830,000	2,106,897
Chino CA PFA Local Agency Series A (Tax Revenue, AGM Insured)	5.00	9-1-2024	660,000	765,475

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage California Limited-Term Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Chula Vista CA Certificate of Participation Refunding Bond Police Facility Project (Miscellaneous Revenue)	4.50%	10-1-2018	$690,000	$759,386
Chula Vista CA Certificate of Participation Refunding Bond Police Facility Project (Miscellaneous Revenue)	5.00	10-1-2021	720,000	834,523
Clovis CA PFA (Water & Sewer Revenue, Ambac Insured)	5.00	8-1-2015	375,000	376,470
Coachella Valley CA Unified School District (GO, Build America Mutual Assurance Company Insured)	4.00	8-1-2020	2,455,000	2,740,615
Coachella Valley CA Unified School District (GO, Build America Mutual Assurance Company Insured)	4.00	8-1-2021	2,230,000	2,493,631
Coachella Valley CA Unified School District (GO, Build America Mutual Assurance Company Insured)	4.00	8-1-2022	1,000,000	1,118,780
Colton CA PFA Series A (Utilities Revenue)	4.00	4-1-2019	415,000	454,309
Commerce CA RDA CAB Project #1 (Tax Revenue) ¤	0.00	8-1-2021	2,560,000	1,871,514
Compton CA Community College District (GO)	5.00	7-1-2017	1,225,000	1,311,044
Compton CA Solid Waste Management Facilities (Resource Recovery Revenue)	4.80	8-1-2020	115,000	114,497
Compton CA Unified School District CAB Election of 2002 Series D (GO, Ambac Insured) ¤	0.00	6-1-2017	3,075,000	2,979,983
Contra Costa County CA Transportation Authority Series A (Tax Revenue) ±	0.49	3-1-2034	2,000,000	2,000,020
Contra Costa County CA Unified School District 2010 Election Series C (GO)	5.00	8-1-2022	225,000	266,423
Contra Costa County CA Unified School District 2010 Election Series C (GO)	5.00	8-1-2023	175,000	209,111
Contra Costa County CA Unified School District 2010 Election Series C (GO)	5.00	8-1-2024	180,000	216,491
Corcoran CA Unified School District Certificate of Participation (Miscellaneous Revenue, AGM Insured) ±	2.70	12-1-2039	4,500,000	4,499,955
Corona Norco CA Unified School District Junior Lien Series B (Tax Revenue)	2.00	9-1-2015	220,000	220,198
Corona Norco CA Unified School District Junior Lien Series B (Tax Revenue)	2.50	9-1-2016	445,000	448,422
Cotati-Rohnert Park CA Unified School District Series B (GO, AGM Insured)	2.00	8-1-2015	335,000	335,492
Cotati-Rohnert Park CA Unified School District Series B (GO, AGM Insured)	5.00	8-1-2020	2,275,000	2,637,066
Culver City CA Redevelopment Agency CAB Tax Allocation Series A (Tax Revenue) ¤	0.00	11-1-2019	2,575,000	2,255,365
Cypress CA Elementary School District (Miscellaneous Revenue)	2.00	5-1-2017	335,000	340,792
Cypress CA Elementary School District (Miscellaneous Revenue)	2.25	5-1-2018	455,000	466,016
Delano CA Certificate of Participation Delano Regional Medical Center (Health Revenue)	4.00	1-1-2017	1,305,000	1,347,373
Delano CA Financing Authority Police Station Project Series A (Miscellaneous Revenue)	4.00	12-1-2016	1,040,000	1,079,052
Desert Sands CA Unified School District (Miscellaneous Revenue, Build America Mutual Assurance Company Insured) %%	5.00	3-1-2024	1,500,000	1,754,520
Dinuba CA RDA Successor Agency Merged City Project #2 (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	9-1-2019	210,000	229,501
Dinuba CA RDA Successor Agency Merged City Project #2 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2021	250,000	289,490
Dinuba CA RDA Successor Agency Merged City Project #2 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2022	250,000	291,078
Dixon CA Unified School District (GO, AGM Insured)	5.00	8-1-2021	1,210,000	1,424,811
Dixon CA Unified School District (GO, AGM Insured)	5.00	8-1-2022	1,285,000	1,524,357
El Centro CA Financing Authority Series A (Water & Sewer Revenue, AGM Insured)	2.50	10-1-2016	460,000	469,053
El Centro CA Financing Authority Series A (Water & Sewer Revenue, AGM Insured)	2.50	10-1-2017	475,000	486,699
El Centro CA Financing Authority Series A (Water & Sewer Revenue, AGM Insured)	2.50	10-1-2018	485,000	497,450
El Cerrito CA Redevelopment Agency Tax Allocation Series A (Tax Revenue, National Insured)	5.00	7-1-2019	465,000	465,684
El Dorado CA Community Facilities District #19-1 (Tax Revenue)	4.00	9-1-2018	1,000,000	1,075,990
El Dorado CA Community Facilities District #92-1 (Tax Revenue)	4.00	9-1-2017	1,135,000	1,198,469
Encinitas CA Community Facilities District Ranch Public Improvements Project (Tax Revenue)	4.00	9-1-2017	1,180,000	1,250,151

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Escondido CA Union High School District CAB (GO, National Insured) ¤	0.00%	5-1-2016	$3,335,000	$3,304,852
Fairfield CA RDA Successor Agency Refunding Bond (Tax Revenue)	5.00	8-1-2020	1,000,000	1,159,990
Fairfield CA RDA Successor Agency Refunding Bond (Tax Revenue)	5.00	8-1-2021	3,170,000	3,702,972
Fairfield CA RDA Successor Agency Refunding Bond (Tax Revenue)	5.00	8-1-2022	2,395,000	2,811,155
Fairfield CA RDA Successor Agency Refunding Bond (Tax Revenue)	5.00	8-1-2023	1,025,000	1,208,731
Florin CA Resource Conservation District Series A (Water & Sewer Revenue, National Insured)	5.00	9-1-2019	1,000,000	1,121,520
Florin CA Resource Conservation District Series A (Water & Sewer Revenue, National Insured)	5.00	9-1-2020	1,000,000	1,134,660
Florin CA Resource Conservation District Series A (Water & Sewer Revenue, National Insured)	5.00	9-1-2021	1,250,000	1,427,325
Florin CA Resource Conservation District Series A (Water & Sewer Revenue, National Insured)	5.00	9-1-2022	1,250,000	1,432,113
Fontana CA RDA Sierra Corridor Commercial Project (Tax Revenue, National Insured)	4.50	9-1-2015	825,000	830,684
Foothill-Eastern CA Transportation Corridor Agency Series B1 (Transportation Revenue) ±	5.00	1-15-2053	8,750,000	9,305,363
Fowler CA Unified School District School Facilities Improvement District #1 (GO, National Insured)	5.20	7-1-2020	1,730,000	1,865,286
Fresno County CA Financing Authority Lease Series A (Miscellaneous Revenue, AGM Insured)	3.00	8-1-2019	970,000	1,022,894
Fullerton CA Community Facilities District (Tax Revenue)	3.50	9-1-2017	565,000	590,578
Fullerton CA Community Facilities District (Tax Revenue)	4.00	9-1-2018	610,000	654,780
Fullerton CA Community Facilities District (Tax Revenue)	4.00	9-1-2019	665,000	723,394
Fullerton CA RDA Merged Fullerton Redevelopment (Tax Revenue)	3.00	9-1-2017	1,115,000	1,164,015
Fullerton CA School District Financing Authority Series A (Tax Revenue, AGM Insured)	4.00	9-1-2018	400,000	430,396
Fullerton CA School District Financing Authority Series A (Tax Revenue, AGM Insured)	3.00	9-1-2017	450,000	466,623
Garden Grove CA CDA Community Project (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2021	770,000	861,037
Garden Grove CA CDA Community Project (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2022	3,015,000	3,561,348
Golden West CA Schools Financing Authority Series A (Miscellaneous Revenue, National Insured)	5.75	8-1-2015	265,000	266,182
Goleta CA Water District Certificate of Participation Series A (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2019	125,000	144,546
Goleta CA Water District Certificate of Participation Series A (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2020	140,000	164,122
Grossmont CA Deutsche Bank SPEAR/LIFER Trust Series DBE 649 (GO, National Insured, Deutsche Bank LIQ) 144A ø	0.23	6-1-2031	1,500,000	1,500,000
Hawthorne CA School District CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2015	100,000	99,934
Hawthorne CA School District CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2016	155,000	152,788
Hawthorne CA School District CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2017	165,000	158,770
Hayward CA Unified School District Certificate of Participation (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2016	300,000	306,159
Hayward CA Unified School District Certificate of Participation (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2017	705,000	730,070
Hayward CA Unified School District Certificate of Participation (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2018	725,000	755,660
Hayward CA Unified School District Certificate of Participation (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2019	750,000	786,278
Hemet CA Unified School District Certificate of Participation (Miscellaneous Revenue) ø	0.72	10-1-2036	5,000,000	4,999,100
Huntington Beach CA City School District Election of 2002 (GO)	4.00	8-1-2019	2,875,000	3,186,909

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage California Limited-Term Tax-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Huntington Beach CA City School District Election of 2002 (GO)	4.00%	8-1-2021	$505,000	$568,049
Huntington Beach CA City School District Election of 2002 (GO)	5.00	8-1-2020	3,150,000	3,685,374
Imperial Beach CA RDA Palm Avenue Commercial Redevelopment Project (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	6-1-2020	775,000	849,113
Imperial CA PFA Wastewater Facility (Water & Sewer Revenue)	4.00	10-15-2016	265,000	275,134
Independent Cities California Financing Authority Mobile Home Park Palomar Estates West (Housing Revenue)	5.00	9-15-2025	1,000,000	1,102,790
Industry CA PFA Tax Allocation Revenue Bond (Tax Revenue, National Insured)	4.00	5-1-2018	1,000,000	1,005,840
Inglewood CA PFA (Miscellaneous Revenue)	5.00	8-1-2016	1,000,000	1,038,250
Inglewood CA Unified School District (Tax Revenue, AGM Insured)	5.00	10-15-2015	1,500,000	1,519,590
Inland Valley CA Development Agency Series C (Tax Revenue) ±	4.50	3-1-2041	3,000,000	3,084,900
Irvine CA Limited Obligation Improvement Bonds Reassessment District #12-1 (Miscellaneous Revenue)	4.00	9-2-2018	1,325,000	1,431,027
Irvine CA Public Facilities & Infrastructure Authority Series A (Miscellaneous Revenue)	3.00	9-2-2018	1,195,000	1,230,253
Irwindale CA CDA City Industrial Development Project (Tax Revenue, AGM Insured)	5.00	7-15-2020	320,000	370,506
Irwindale CA CDA City Industrial Development Project (Tax Revenue, AGM Insured)	5.00	7-15-2021	340,000	398,609
Irwindale CA CDA City Industrial Development Project (Tax Revenue, AGM Insured)	5.00	7-15-2022	365,000	431,532
Irwindale CA CDA City Industrial Development Project (Tax Revenue, AGM Insured)	5.00	7-15-2023	375,000	449,044
Jurupa CA PFA Series A (Tax Revenue)	5.00	9-1-2020	550,000	628,106
Keyes CA Unified School District CAB (GO, National Insured) ¤	0.00	8-1-2015	150,000	149,831
Keyes CA Unified School District CAB (GO, National Insured) ¤	0.00	8-1-2016	155,000	151,753
La Habra CA School District Refunding Bond (GO)	5.00	8-1-2019	950,000	1,090,781
La Habra CA School District Refunding Bond (GO)	5.00	8-1-2020	1,045,000	1,222,608
La Habra CA School District Refunding Bond (GO)	5.00	8-1-2021	805,000	951,671
La Quinta CA Redevelopment Agency Project Areas #1 & 2 Series A (Tax Revenue)	5.00	9-1-2019	1,150,000	1,304,894
La Quinta CA Redevelopment Agency Project Areas #1 & 2 Series A (Tax Revenue)	5.00	9-1-2020	1,045,000	1,197,821
La Quinta CA Redevelopment Agency Project Areas #1 & 2 Series A (Tax Revenue)	5.00	9-1-2021	565,000	664,333
La Quinta CA Redevelopment Agency Project Areas #1 & 2 Series A (Tax Revenue)	5.00	9-1-2022	615,000	724,445
Lake Elsinore CA PFFA (Tax Revenue, Ambac Insured)	4.00	9-1-2016	1,830,000	1,878,275
Lake Elsinore CA School Financing Authority (Tax Revenue)	3.00	9-1-2016	1,420,000	1,440,860
Lake Elsinore CA Unified School TRAN Series B (Miscellaneous Revenue)	4.50	9-30-2015	2,000,000	2,016,460
Lammersville CA Joint Unified School Community Facilities District #2002 (Tax Revenue)	2.00	9-1-2015	750,000	751,905
Lancaster CA RDA Combined Project Areas (Tax Revenue)	4.75	8-1-2015	585,000	586,749
Lee Lake CA PFA Senior Lien Series A (Tax Revenue)	4.00	9-1-2017	1,620,000	1,710,590
Long Beach CA Bond Finance Authority Natural Gas Purchase Series A (Utilities Revenue)	5.00	11-15-2015	1,250,000	1,267,650
Los Alamitos CA Unified School District TRAN (GO) ¤	0.00	9-1-2016	1,000,000	995,560
Los Angeles CA CDA Earthquake Disaster Project Series D (Tax Revenue)	5.00	9-1-2015	375,000	377,903
Los Angeles CA Convention & Exhibit Center Authority Series A (Miscellaneous Revenue)	5.00	8-15-2020	2,000,000	2,237,040
Los Angeles CA Municipal Improvement Corporation Series A (Miscellaneous Revenue)	5.00	3-1-2022	5,000,000	5,882,150
Los Angeles CA Municipal Improvement Corporation Series A (Miscellaneous Revenue)	5.00	5-1-2023	475,000	564,485
Los Angeles CA Municipal Improvement Corporation Series B (Miscellaneous Revenue)	5.00	5-1-2021	300,000	351,150
Los Angeles CA Municipal Improvement Corporation Series B (Miscellaneous Revenue)	5.00	5-1-2022	350,000	412,776
Los Angeles CA Municipal Improvement Corporation Series B (Miscellaneous Revenue)	5.00	5-1-2023	350,000	415,937
Los Angeles CA Unified School District Certificate of Participation Headquarters Building Projects Series B (Miscellaneous Revenue)	5.00	10-1-2025	1,875,000	2,174,663
Los Angeles CA Unified School District Certificate of Participation Multiple Properties Series A (Miscellaneous Revenue)	5.00	12-1-2015	1,750,000	1,785,630
Los Angeles CA Unified School District Election of 2004 Series F (GO, FGIC Insured)	5.00	7-1-2020	2,500,000	2,616,275

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Los Angeles CA Unified School District Refunding Bond Series D (GO)	5.00%	7-1-2023	$6,180,000	$7,478,912
Los Angeles County CA Capital Asset Leasing Corporation Series B (Miscellaneous Revenue, Ambac Insured)	6.00	12-1-2015	1,835,000	1,877,535
Los Angeles County CA Capital Asset Leasing Corporation Series B (Miscellaneous Revenue, Ambac Insured)	6.00	12-1-2016	3,285,000	3,526,875
Los Angeles County CA Certificate of Participation CAB Disney Package Projects (Miscellaneous Revenue) ¤	0.00	3-1-2017	675,000	662,357
Los Angeles County CA Community Facilities District #5 Rowland Heights Area (Tax Revenue, AGM Insured)	5.00	9-1-2019	750,000	756,000
Los Angeles County CA Metropolitan Transportation Authority Series A (Tax Revenue)	5.00	7-1-2017	7,880,000	8,575,804
Los Angeles County CA Public Works Financing Authority Master Project Series A (Miscellaneous Revenue, National Insured)	5.00	12-1-2016	1,715,000	1,748,837
Los Angeles County CA Public Works Financing Authority Master Project Series B (Miscellaneous Revenue, National Insured)	5.00	9-1-2018	400,000	422,204
Los Angeles County CA Public Works Multiple Capital Projects (Miscellaneous Revenue)	5.00	8-1-2020	500,000	583,025
Los Angeles County CA Redevelopment Refunding Authority Hollywood Redevelopment Project (Tax Revenue)	5.00	7-1-2019	1,780,000	2,033,828
Los Angeles County CA Redevelopment Refunding Authority Series D (Tax Revenue)	5.00	9-1-2018	2,570,000	2,859,125
Los Angeles County CA Redevelopment Refunding Authority Series D (Tax Revenue)	5.00	9-1-2019	2,545,000	2,887,786
Los Angeles County CA Regional Financing Authority MonteCedro Incorporated Project (Health Revenue)	3.00	11-15-2021	2,750,000	2,776,290
Los Angeles County CA Schools Regionalized Business Services Corporation Series A (Miscellaneous Revenue, AGM Insured)	3.00	9-1-2017	595,000	614,177
Los Angeles County CA Schools Regionalized Business Services Corporation Series B (Miscellaneous Revenue, National Insured)	5.00	6-1-2016	1,000,000	1,038,370
Los Angeles County CA Schools Regionalized Business Services Corporation Series B (Miscellaneous Revenue, National Insured)	5.00	6-1-2017	1,010,000	1,080,740
Los Banos CA Unified School District Refunding Bond (GO, AGM Insured)	5.00	8-1-2024	1,835,000	2,172,879
Lynwood CA Unified School District BAN Series A (GO)	5.00	8-1-2017	3,000,000	3,247,170
Mendocino County CA Certificate of Participation Series A (Miscellaneous Revenue, AGM Insured)	3.25	6-1-2018	1,115,000	1,180,261
Mendocino County CA Certificate of Participation Series A (Miscellaneous Revenue, AGM Insured)	3.00	6-1-2017	1,085,000	1,129,669
Merced CA Union High School CAB Series A (GO, National Insured) ¤	0.00	8-1-2019	2,190,000	1,992,747
Merrill Lynch PFOTER Series PT-4211 (GO, Dexia Credit Local SPA) 144A ø	0.25	2-1-2025	12,825,000	12,825,000
Modesto CA Community Facilities District #2004-1 Village One #2 (Tax Revenue)	4.00	9-1-2018	595,000	640,214
Modesto CA Community Facilities District #2004-1 Village One #2 (Tax Revenue)	4.50	9-1-2019	605,000	670,219
Modesto CA Irrigation District Electric Refunding Bond Series A (Utilities Revenue)	5.00	7-1-2020	500,000	584,835
Monrovia CA RDA Subordinated Central Project #1 (Tax Revenue)	4.00	8-1-2016	725,000	750,542
Monrovia CA RDA Subordinated Central Project #1 (Tax Revenue)	4.00	8-1-2017	755,000	796,940
Monrovia CA RDA Subordinated Central Project #1 (Tax Revenue)	4.00	8-1-2018	785,000	837,501
Monrovia CA RDA Subordinated Central Project #1 (Tax Revenue)	4.00	8-1-2019	815,000	877,527
Montclair CA PFA Public Facilities Projects (Miscellaneous Revenue, AGM Insured)	4.00	10-1-2017	500,000	531,815
Murrieta CA PFA (Tax Revenue)	5.00	9-1-2017	870,000	939,252
Natomas CA Unified School District (GO, AGM Insured)	3.00	9-1-2017	955,000	1,000,353
Natomas CA Unified School District (GO, AGM Insured)	3.00	9-1-2018	1,025,000	1,084,922
Natomas CA Unified School District (GO, AGM Insured)	3.00	9-1-2019	1,000,000	1,067,620
Newhall CA School District BAN School Facilities Improvement (GO) ¤	0.00	8-1-2017	9,000,000	8,820,720
Newhall CA School District CAB BAN (Miscellaneous Revenue) ¤	0.00	8-1-2018	14,680,000	14,105,865
North City CA West School Facilities Financing Authority Series C (Tax Revenue, Ambac Insured)	5.00	9-1-2018	1,125,000	1,242,214

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage California Limited-Term Tax-Free Fund	17

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Norwalk CA Community Facilities Financing Series A (Miscellaneous Revenue, AGM Insured)	4.00%	6-1-2019	$280,000	$304,111
Norwalk CA Community Facilities Financing Series A (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2020	350,000	382,095
Norwalk CA Community Facilities Financing Series B (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2018	610,000	656,964
Norwalk CA Community Facilities Financing Series B (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2019	625,000	678,819
Norwalk CA Community Facilities Financing Series B (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2020	650,000	709,605
Oak Valley CA Hospital District Refunding (GO)	4.00	7-1-2020	500,000	548,135
Oak Valley CA Hospital District Refunding (GO)	5.00	7-1-2021	950,000	1,101,449
Oak Valley CA Hospital District Refunding (GO)	5.00	7-1-2022	750,000	873,713
Oak Valley CA Hospital District Refunding (GO)	5.00	7-1-2023	755,000	881,908
Oakland CA Joint Powers Financing Authority Series A1 (Miscellaneous Revenue, AGM Insured)	5.25	1-1-2017	1,885,000	2,010,051
Oakland CA Redevelopment Agency Refunding Sub Housing Set-Aside Series A (Tax Revenue, Ambac Insured)	5.00	9-1-2018	2,000,000	2,086,180
Oakland CA Successor Agency Refunding Sub Lien Central District Redevelopment Project (Tax Revenue)	4.00	9-1-2018	3,215,000	3,477,312
Oakland CA Unified School District (GO, National Insured)	4.00	8-1-2015	185,000	185,581
Oakland CA Unified School District Alameda County Election of 2000 (GO, National Insured)	5.00	8-1-2015	500,000	502,040
Oakland CA Unified School District Alameda County Election of 2000 (GO, National Insured)	5.00	8-1-2016	530,000	532,051
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	3.00	8-1-2015	640,000	641,203
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	3.00	8-1-2016	540,000	550,292
Oakland CA Unified School District Alameda County Election of 2012 (GO)	4.00	8-1-2015	3,725,000	3,735,207
Oakland CA Unified School District Alameda County Election of 2012 (GO)	5.00	8-1-2016	3,425,000	3,563,952
Oakland CA Unified School District Alameda County Election of 2012 (GO)	5.00	8-1-2017	2,250,000	2,402,618
Orange County CA Development Agency Santa Ana Heights Project (Tax Revenue)	5.00	9-1-2018	200,000	223,470
Orange County CA Development Agency Santa Ana Heights Project (Tax Revenue)	5.00	9-1-2019	1,085,000	1,240,719
Orange County CA Development Agency Santa Ana Heights Project (Tax Revenue)	5.00	3-1-2020	1,110,000	1,271,339
Orange County CA Development Agency Santa Ana Heights Project (Tax Revenue)	5.00	9-1-2020	1,140,000	1,316,210
Orange Cove CA Irrigation District (Water & Sewer Revenue)	3.15	2-1-2019	660,000	662,053
Oxnard CA Financing Authority Refunding Bond (Water & Sewer Revenue, AGM Insured)	5.00	6-1-2021	735,000	846,764
Oxnard CA Harbor District Series A (Airport Revenue)	5.00	8-1-2015	1,960,000	1,967,174
Oxnard CA Harbor District Series A (Airport Revenue)	5.00	8-1-2018	2,275,000	2,480,842
Pacifica CA Certificate of Participation City of Pacifica Financing Authority (Miscellaneous Revenue, Ambac Insured)	4.50	1-1-2016	365,000	371,873
Palm Springs CA Financing Authority Convention Center Project Series A (Miscellaneous Revenue)	3.00	11-1-2017	1,280,000	1,328,858
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	2.50	9-2-2015	285,000	285,909
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	2.50	9-2-2016	330,000	335,600
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	3.00	9-2-2018	415,000	431,048
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District (Miscellaneous Revenue)	4.00	9-2-2021	450,000	488,268

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Palo Verde CA Unified School District FlexFund Program (Education Revenue)	4.80%	9-1-2027	$783,417	$828,103
Palomar CA Palomar County CAB Election of 2006 Series B (GO) ¤	0.00	8-1-2016	250,000	248,280
Palomar CA Palomar County CAB Election of 2006 Series B (GO) ¤	0.00	8-1-2017	880,000	858,986
Palomar Pomerado CA Health System CAB (GO, National Insured) ¤	0.00	8-1-2017	2,000,000	1,943,840
Patterson CA Joint Unified School District CAB Series A (GO, National Insured) ¤	0.00	8-1-2015	140,000	139,901
Perris CA Community Facilities District Refunding #01-2 Series A (Tax Revenue)	2.00	9-1-2015	600,000	600,642
Perris CA Community Facilities District Refunding #01-2 Series A (Tax Revenue)	2.00	9-1-2016	635,000	636,854
Perris CA Community Facilities District Refunding #01-2 Series A (Tax Revenue)	2.00	9-1-2017	670,000	667,374
Pioneers CA Memorial Healthcare District (GO)	4.00	10-1-2015	400,000	403,048
Pioneers CA Memorial Healthcare District (GO)	4.00	10-1-2017	810,000	850,338
Pittsburg CA Successor Agency Los Medanos Community Development (Tax Revenue, AGM Insured)	5.00	8-1-2021	1,885,000	2,198,212
Pittsburg CA Successor Agency Los Medanos Community Development (Tax Revenue, AGM Insured)	5.00	8-1-2022	1,305,000	1,531,757
Pittsburg CA Successor Agency Los Medanos Community Development (Tax Revenue, AGM Insured)	5.00	8-1-2023	780,000	921,952
Placentia CA Redevelopment Agency Project (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	8-1-2018	555,000	597,174
Placentia CA Redevelopment Agency Project (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	8-1-2019	580,000	633,232
Placentia CA Redevelopment Agency Project (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2020	600,000	686,988
Pleasant Valley CA Unified School District Ventura County PFOTER (GO, National Insured, Dexia Bank SPA) ø	0.27	8-1-2031	4,120,000	4,120,000
Pomona CA Public Financing Authority Unrefunded Balance Merfed Redevelopment Agency (Tax Revenue, Ambac Insured)	5.25	2-1-2018	725,000	727,298
Pomona Valley CA Educational Joint Powers Authority Refunding Bond (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	4.00	8-1-2016	805,000	833,280
Pomona Valley CA Educational Joint Powers Authority Refunding Bond (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	4.00	8-1-2017	1,635,000	1,729,814
Poway CA RDA Paguay Project Series A (Tax Revenue, National Insured)	5.25	6-15-2017	1,190,000	1,191,000
Poway CA Unified School District (Tax Revenue)	3.00	9-15-2017	625,000	646,850
Poway CA Unified School District (Tax Revenue)	3.00	9-15-2018	755,000	787,337
Poway CA Unified School District (Tax Revenue)	4.00	9-15-2020	335,000	366,316
Poway CA Unified School District Community Facilities District #6 4S Ranch (Tax Revenue)	4.00	9-1-2017	500,000	527,960
Poway CA Unified School District Community Facilities District #6 4S Ranch (Tax Revenue)	4.00	9-1-2018	450,000	483,035
Poway CA Unified School District PFA (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2020	300,000	330,003
Poway CA Unified School District PFA (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2021	185,000	203,326
Poway CA Unified School District PFA Series B (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2024	1,120,000	1,302,896
Poway CA Unified School District PFA Series B (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2025	775,000	905,998
Poway CA Unified School District Series C (Tax Revenue)	4.00	9-15-2019	475,000	502,009
Poway CA Unified School District Series C (Tax Revenue)	4.00	9-15-2020	510,000	539,070
Rancho Santa Fe CA Community Services District Superior Lien Series A (Tax Revenue)	3.13	9-1-2015	675,000	678,004
Rancho Santa Fe CA Community Services District Superior Lien Series A (Tax Revenue)	3.50	9-1-2016	725,000	746,946
Redondo Beach CA Unified School District CAB Election of 2008 Series E (GO) ¤	0.00	8-1-2016	225,000	223,236

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage California Limited-Term Tax-Free Fund	19

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Redondo Beach CA Unified School District CAB Election of 2008 Series E (GO) ¤	0.00%	8-1-2018	$345,000	$324,893
Redondo Beach CA Unified School District CAB Election of 2008 Series E (GO) ¤	0.00	8-1-2020	460,000	405,886
Riverside CA Community College District Election of 2004 Series D (GO) ¤	0.00	8-1-2020	535,000	475,636
Riverside CA PFA Local Measure A Certificate of Participation Riverside Pavement Rehabilitation Project (Tax Revenue, AGM Insured)	5.00	6-1-2023	845,000	978,164
Riverside CA Unified School District Financing Authority Superior Lien Series A (Miscellaneous Revenue)	4.00	9-1-2018	1,735,000	1,862,366
Riverside County CA Asset Leasing Corporation County Administrative Center Refunding Project (Miscellaneous Revenue)	4.00	11-1-2016	640,000	668,256
Riverside County CA Asset Leasing Corporation County Administrative Center Refunding Project (Miscellaneous Revenue)	4.00	11-1-2017	490,000	523,291
Riverside County CA Asset Leasing Corporation Riverside Hospital Project (Miscellaneous Revenue, National Insured) ¤	0.00	6-1-2016	2,395,000	2,370,523
Riverside County CA Asset Leasing Corporation Riverside Hospital Project (Miscellaneous Revenue, National Insured) ¤	0.00	6-1-2019	1,000,000	909,380
Riverside County CA PFA Indian Wells Refunding Project (Tax Revenue, AGM Insured)	5.00	9-1-2020	1,610,000	1,868,614
Riverside County CA PFA Jurupa Valley Desert & Interstate 215 (Tax Revenue, National Insured)	4.50	10-1-2015	130,000	131,286
Riverside County CA Public Financing County Facilities Projects (Miscellaneous Revenue)	4.00	5-1-2018	810,000	868,903
Riverside County CA Public Financing County Facilities Projects (Miscellaneous Revenue)	4.00	5-1-2020	795,000	870,509
Riverside County CA Public Financing County Facilities Projects (Miscellaneous Revenue)	5.00	5-1-2019	840,000	946,294
Robla CA School District Series B (GO, National Insured) ¤	0.00	8-1-2018	480,000	448,474
Romoland CA School District Community Facilities District #2004-1 (Tax Revenue) %%	4.00	9-1-2019	850,000	901,655
Romoland CA School District Community Facilities District #2004-1 (Tax Revenue) %%	4.00	9-1-2020	940,000	993,730
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2019	1,050,000	1,175,003
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2020	1,185,000	1,344,051
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2021	830,000	949,520
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2022	775,000	890,863
Sacramento CA City Schools Joint Powers Financing Authority Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2023	815,000	945,400
Sacramento CA Regional Art Facilities Financing Authority Certificate of Participation (Miscellaneous Revenue, Ambac Insured)	4.10	9-1-2015	150,000	150,380
Sacramento CA Regional Transportation District Farebox Revenue (Transportation Revenue)	5.00	3-1-2019	500,000	560,285
Sacramento County CA Public Facilities Projects (Miscellaneous Revenue, Ambac Insured)	4.50	2-1-2016	155,000	158,838
Sacramento County CA Public Facilities Projects (Miscellaneous Revenue, Ambac Insured)	4.50	2-1-2016	285,000	291,210
San Bernardino County CA Certificate of Participation Arrowhead Project Series A (Miscellaneous Revenue)	5.50	8-1-2020	1,000,000	1,137,140
San Bernardino County CA Certificate of Participation Justice Center Airport Improvements (Miscellaneous Revenue, National Insured)	5.00	7-1-2015	1,075,000	1,075,118
San Bernardino County CA Certificate of Participation Justice Center Airport Improvements (Miscellaneous Revenue, National Insured)	5.00	7-1-2016	430,000	445,274
San Bernardino County CA Certificate of Participation Medical Centre Financing Project (Miscellaneous Revenue, National Insured)	5.50	8-1-2017	860,000	896,980

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
San Buenaventura CA Community Mental Health System (Health Revenue)	6.00%	12-1-2019	$2,000,000	$2,278,660
San Buenaventura CA Community Mental Health System (Health Revenue)	6.50	12-1-2021	2,585,000	3,083,414
San Diego CA Community Facilities District #3 (Tax Revenue)	5.00	9-1-2016	415,000	430,372
San Diego CA Community Facilities District #3 (Tax Revenue)	5.00	9-1-2018	460,000	493,217
San Diego CA PFFA Ballpark Series A (Miscellaneous Revenue, Ambac Insured)	5.00	2-15-2016	1,825,000	1,875,498
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	3.50	9-1-2015	365,000	366,898
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	4.00	9-1-2016	380,000	394,041
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	4.50	9-1-2017	345,000	368,781
San Diego CA RDA Tax Allocation Center CAB Series A (Tax Revenue, Syncora Guarantee Incorporated Insured)	5.25	9-1-2015	2,215,000	2,223,882
San Diego CA RDA Tax Allocation Center Series A (Tax Revenue, AGM Insured) ¤	0.00	9-1-2018	635,000	594,189
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	3.00	8-1-2016	400,000	407,720
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	3.00	8-1-2017	205,000	210,734
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	4.00	8-1-2017	885,000	928,356
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	5.00	8-1-2018	500,000	546,360
San Francisco CA City & County RDA Successor Agency CFD #6 Series A (Tax Revenue)	5.00	8-1-2019	555,000	617,049
San Francisco CA City & County RDFA Mission Bay North Redevelopment Series C (Tax Revenue)	4.50	8-1-2016	310,000	322,434
San Francisco CA City & County RDFA Mission Bay South Redevelopment Series A (Tax Revenue)	5.00	8-1-2018	400,000	441,396
San Francisco CA City & County RDFA Mission Bay South Redevelopment Series A (Tax Revenue)	5.00	8-1-2020	500,000	568,600
San Francisco CA City & County RDFA Mission Bay South Redevelopment Series A (Tax Revenue)	5.00	8-1-2022	375,000	426,480
San Francisco CA City & County RDFA San Francisco Redevelopment Project Series B (Tax Revenue, National Insured)	5.00	8-1-2015	1,030,000	1,034,058
San Francisco CA City & County RDFA San Francisco Redevelopment Project Series B (Tax Revenue, National Insured)	5.25	8-1-2018	2,000,000	2,020,660
San Gorgonio CA Memorial Healthcare Refunding Bond (GO)	5.00	8-1-2021	275,000	317,323
San Gorgonio CA Memorial Healthcare Refunding Bond (GO)	5.00	8-1-2022	500,000	579,505
San Gorgonio CA Memorial Healthcare Refunding Bond (GO)	5.00	8-1-2023	1,000,000	1,165,070
San Joaquin Hills County CA Transportation Corridor Agency Series A (Transportation Revenue)	5.00	1-15-2017	1,000,000	1,065,660
San Jose CA Airport Series A (Airport Revenue, Ambac Insured)	5.50	3-1-2018	4,350,000	4,820,540
San Jose CA Airport Series A (Airport Revenue, AGM/Ambac Insured)	5.50	3-1-2019	5,220,000	5,587,123
San Jose CA Convention Center Expansion & Renovation Project (Tax Revenue)	5.25	5-1-2023	1,465,000	1,688,237
San Jose CA Financing Authority Convention Center Project Series F (Miscellaneous Revenue, National Insured)	5.00	9-1-2015	1,000,000	1,001,910
San Jose CA Libraries & Parks Project (GO)	5.00	9-1-2017	715,000	717,874
San Jose CA Redevelopment Agency Series A (Tax Revenue, National Insured)	4.36	8-1-2016	400,000	401,300
San Jose CA Redevelopment Agency Series A (Tax Revenue, National Insured)	4.54	8-1-2018	1,035,000	1,038,498
San Jose CA Redevelopment Agency Series A (Tax Revenue, National Insured)	5.00	8-1-2017	2,000,000	2,008,080
San Jose CA Redevelopment Agency Series A (Tax Revenue)	6.13	8-1-2015	280,000	281,022
San Jose CA Redevelopment Agency Tax Allocation Merged Area Project (Tax Revenue, National Insured)	4.50	8-1-2015	500,000	501,650
San Jose CA Redevelopment Agency Tax Allocation Merged Area Project Series A (Tax Revenue, National Insured)	5.25	8-1-2019	1,125,000	1,129,579
San Jose CA Redevelopment Agency Tax Allocation Merged Area Project Series A-1 (Tax Revenue)	5.00	8-1-2022	800,000	884,872
San Jose CA Redevelopment Agency Tax Allocation Merged Area Project Series D (Tax Revenue, Ambac Insured) ##	5.00	8-1-2021	2,635,000	2,834,522

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage California Limited-Term Tax-Free Fund	21

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
San Jose CA Union Elementary School District Series B (GO)	3.00%	9-1-2017	$1,000,000	$1,048,970
San Luis & Delta-Mendota CA Water Authority Delta Habitat Conservation & Conveyance Program Development Project Series A (Water & Sewer Revenue, Build America Mutual Assurance Company Insured) ##	5.00	3-1-2019	100,000	111,602
San Luis & Delta-Mendota CA Water Authority Delta Habitat Conservation & Conveyance Program Development Project Series A (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2020	100,000	113,422
San Marcos CA PFA Series B (Tax Revenue)	3.00	9-1-2015	430,000	431,875
San Marcos CA PFA Series B (Tax Revenue)	3.00	9-1-2016	445,000	456,276
San Marcos CA PFA Series B (Tax Revenue)	3.00	9-1-2017	455,000	471,808
San Marcos CA PFA Series B (Tax Revenue)	4.00	9-1-2018	1,000,000	1,073,410
San Marcos CA Unified School District Community Facilities District #5 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2020	220,000	254,474
San Marcos CA Unified School District Community Facilities District #5 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2021	270,000	314,793
San Marcos CA Unified School District Community Facilities District #5 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2022	250,000	293,228
San Mateo Foster City CA School District (GO)	5.00	8-15-2020	2,000,000	2,356,800
San Mateo County CA Joint Power Authority Capital Projects Program (Miscellaneous Revenue, National Insured)	6.50	7-1-2015	105,000	105,017
San Mateo County CA Transportation Authority Series A (Tax Revenue, National Insured) ¤	0.00	12-1-2018	270,000	249,971
San Pablo CA Redevelopment Agency Series B (Tax Revenue, AGM Insured)	5.00	6-15-2021	1,775,000	2,073,999
San Pablo CA Redevelopment Agency Series B (Tax Revenue, AGM Insured)	5.00	6-15-2022	1,865,000	2,195,795
San Pablo CA Redevelopment Agency Series B (Tax Revenue, AGM Insured)	5.00	6-15-2023	1,945,000	2,306,284
Santa Ana CA Community Redevelopment Agency Merged Project Area Series A (Tax Revenue)	5.25	9-1-2019	1,000,000	1,132,770
Santa Ana CA Unified School District CAB Election of 2008 Series A (GO) ¤	0.00	8-1-2020	1,815,000	1,608,743
Santa Clara County CA Financing Authority Capital Projects Series A (Miscellaneous Revenue)	4.00	2-1-2024	6,000,000	6,541,020
Santa Cruz County CA Capital Financing Public Facilities Project (Miscellaneous Revenue, AGM Insured)	4.00	8-1-2020	150,000	165,501
Santa Cruz County CA Capital Financing Public Facilities Project (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2021	125,000	145,770
Santa Cruz County CA Capital Financing Public Facilities Project (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2022	165,000	193,670
Santa Cruz County CA Redevelopment Agency Live Oak Soquel Community Series A (Tax Revenue, National Insured)	5.25	9-1-2016	495,000	520,200
Santa Cruz County CA Redevelopment Agency Live Oak Soquel Community Series A (Tax Revenue, National Insured)	5.25	9-1-2017	495,000	536,526
Santa Cruz County CA Redevelopment Successor Agency Tax Allocation Refunding (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2019	625,000	709,181
Santa Cruz County CA Redevelopment Successor Agency Tax Allocation Refunding (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2020	1,000,000	1,146,240
Santa Fe Springs CA Community Development Commission Consolidated Redevelopment Project Series A (Tax Revenue, National Insured)	5.00	9-1-2017	750,000	809,700
Sierra CA Joint Community College District School Facilities Improvement District #2 CAB Series B (GO, National Insured) ¤	0.00	8-1-2015	500,000	499,825
Signal Hill CA Redevelopment Project #1 (Tax Revenue)	4.13	10-1-2016	550,000	574,618
Simi Valley CA Unified School District Certificate of Participation (Miscellaneous Revenue, Ambac Insured)	5.25	8-1-2017	550,000	573,969
Solana Beach CA School District Special Tax PFA (Tax Revenue)	3.00	9-1-2016	450,000	461,228

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Solana Beach CA School District Special Tax PFA (Tax Revenue)	4.00%	9-1-2018	$330,000	$354,225
Solana Beach CA School District Special Tax PFA (Tax Revenue)	4.00	9-1-2019	735,000	799,540
South Monterey County CA Joint Union High School District (GO)	3.00	8-1-2015	1,315,000	1,317,972
South Monterey County CA Joint Union High School District (GO)	3.00	8-1-2016	1,345,000	1,377,737
South Monterey County CA Joint Union High School District (GO)	3.00	8-1-2017	1,485,000	1,540,613
South San Francisco CA Unified School District BAN Series D (GO) ¤	0.00	5-15-2017	3,000,000	2,941,050
South Western CA Community College District Refunding Bond (GO)	5.00	8-1-2020	1,250,000	1,461,788
South Western CA Community College District Refunding Bond (GO)	5.00	8-1-2021	2,710,000	3,202,055
Southern California Public Power Authority Hydroelectric Power Project Series A (Utilities Revenue, AGM Insured)	5.25	10-1-2015	500,000	502,125
Southern CA Mono Healthcare District (GO)	3.00	8-1-2015	550,000	551,023
Southern CA Mono Healthcare District (GO)	3.00	8-1-2016	615,000	626,501
Southern CA Mono Healthcare District (GO)	3.00	8-1-2017	300,000	307,821
Southern CA Mono Healthcare District (GO)	4.00	8-1-2019	845,000	903,085
Stanislaus County CA Schools Infrastructure Financing Agency (Tax Revenue, AGM Insured)	5.00	9-1-2021	1,300,000	1,515,124
Stanton CA Redevelopment Agency Consolidated Project Series A (Tax Revenue, AGM Insured)	4.00	12-1-2017	400,000	424,976
Stanton CA Redevelopment Agency Consolidated Project Series A (Tax Revenue, AGM Insured)	4.00	12-1-2018	410,000	442,632
Successor Agency to the Morgan Hill CA Redevelopment Agency Series A (Tax Revenue)	5.00	9-1-2021	1,055,000	1,240,923
Successor Agency to the Rancho Mirage CA Redevelopment Agency Refunding Sub Lien Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	4-1-2017	460,000	482,761
Successor Agency to the Rancho Mirage CA Redevelopment Agency Refunding Sub Lien Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	4-1-2018	400,000	438,292
Successor Agency to the Rancho Mirage CA Redevelopment Agency Refunding Sub Lien Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	4-1-2019	580,000	650,302
Successor Agency to the Rancho Mirage CA Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	4-1-2018	750,000	801,630
Successor Agency to the Rancho Mirage CA Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	4-1-2018	550,000	602,652
Successor Agency to the Rancho Mirage CA Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	4-1-2019	850,000	953,029
Successor Agency to the Rancho Mirage CA Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	4-1-2019	600,000	672,726
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	4.50	9-1-2025	160,000	177,573
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2021	310,000	358,323
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2022	300,000	348,438
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2023	265,000	307,927
Successor Agency to the Richmond CA Community Redevelopment Agency Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2025	150,000	172,545
Successor Agency to the Riverside County CA Redevelopment Agency Desert Communities Project Area Series D (Tax Revenue)	5.00	10-1-2020	405,000	469,553
Successor Agency to the Riverside County CA Redevelopment Agency Desert Communities Project Area Series D (Tax Revenue)	5.00	10-1-2022	445,000	521,740
Successor Agency to the Riverside County CA Redevelopment Agency Desert Communities Project Area Series D (Tax Revenue)	5.00	10-1-2023	470,000	554,713

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage California Limited-Term Tax-Free Fund	23

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Successor Agency to the Riverside County CA Redevelopment Agency Desert Communities Project Area Series D (Tax Revenue, AGM Insured)	5.00%	10-1-2024	$485,000	$577,523
Successor Agency to the Riverside County CA Redevelopment Agency Project Area #1 Series A (Tax Revenue)	5.00	10-1-2020	365,000	423,177
Successor Agency to the Riverside County CA Redevelopment Agency Project Area #1 Series A (Tax Revenue)	5.00	10-1-2022	240,000	281,388
Successor Agency to the Riverside County CA Redevelopment Agency Project Area #1 Series A (Tax Revenue)	5.00	10-1-2023	460,000	542,910
Successor Agency to the Riverside County CA Redevelopment Agency Project Area #1 Series A (Tax Revenue, AGM Insured)	5.00	10-1-2024	490,000	583,477
Successor Agency to the Vacaville CA Redevelopment Agency Projects (Tax Revenue)	5.00	9-1-2020	600,000	687,744
Successor Agency to the Vacaville CA Redevelopment Agency Projects (Tax Revenue)	5.00	9-1-2021	600,000	693,528
Successor Agency to the Vacaville CA Redevelopment Agency Projects (Tax Revenue)	5.00	9-1-2022	1,050,000	1,219,533
Sulphur Springs CA Unified School District CAB BAN Series A (Miscellaneous Revenue) ¤	0.00	1-1-2018	2,750,000	2,666,895
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2016	150,000	153,801
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2017	300,000	311,082
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2018	555,000	580,069
Sulphur Springs CA Unified School District Community Facilities District #2002-1 Series A (Tax Revenue)	3.00	9-1-2019	595,000	623,453
Sutter Butte CA Flood Agency Assessment (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2023	1,280,000	1,510,707
Sutter Butte CA Flood Agency Assessment (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2024	715,000	849,463
Sutter Butte CA Flood Agency Assessment (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2025	1,575,000	1,872,612
Sweetwater CA Union High School District PFA Refunding Bond (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2018	2,500,000	2,789,500
Sweetwater CA Union High School District PFA Refunding Bond (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2019	1,000,000	1,141,630
Sweetwater CA Union High School District Refunding Bond (GO, Build America Mutual Assurance Company Insured)	5.00	8-1-2021	620,000	728,736
Temecula CA PFA Crown Hill Community Facilities District #3-1 (Tax Revenue)	3.00	9-1-2016	380,000	389,629
Temecula CA PFA Crown Hill Community Facilities District #3-1 (Tax Revenue)	3.00	9-1-2017	395,000	409,591
Temecula CA PFA Crown Hill Community Facilities District #3-1 (Tax Revenue)	3.00	9-1-2018	405,000	423,294
Temecula CA PFA Wolf Creek Community Facilities District #3-3 (Tax Revenue)	3.00	9-1-2018	870,000	889,993
Temecula Valley CA Unified School District Community Facilities District #89-1 (Tax Revenue)	3.00	9-1-2016	1,185,000	1,213,997
Temecula Valley CA Unified School District Community Facilities District #89-1 (Tax Revenue)	3.00	9-1-2017	1,250,000	1,293,275
Temecula Valley CA Unified School District Financing Authority (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2022	275,000	322,550
Temecula Valley CA Unified School District Financing Authority (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2024	350,000	415,503
Torrance CA RDA Referendum Senior Lien Series C (Tax Revenue, National Insured)	5.45	9-1-2018	1,095,000	1,098,307
Tustin CA Unified School District Community Facilities District #97-1 Series A (Tax Revenue)	5.00	9-1-2024	750,000	872,475
Tustin CA Unified School District Community Facilities District #97-1 Series A (Tax Revenue)	5.00	9-1-2025	1,460,000	1,706,784
Twin Rivers CA Unified School District Facility Bridge Funding Program (Miscellaneous Revenue, AGM Insured) ±	3.20	6-1-2027	4,150,000	4,154,192

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Twin Rivers CA Unified School District Series A (GO, Build America Mutual Assurance Company Insured)	4.00%	8-1-2019	$385,000	$426,091
Twin Rivers CA Unified School District Series A (GO, Build America Mutual Assurance Company Insured)	5.00	8-1-2020	510,000	594,140
Union City CA Community Redevelopment Agency Sub Lien (Tax Revenue)	4.00	12-1-2015	210,000	213,112
Union City CA Community Redevelopment Agency Sub Lien (Tax Revenue)	4.38	12-1-2016	475,000	498,109
University of California Series AK (Education Revenue) ±	5.00	5-15-2048	10,000,000	12,075,100
Upland CA Successor Agency Merged Project Tax Allocation (Tax Revenue, AGM Insured)	5.00	9-1-2023	1,000,000	1,170,230
Vacaville CA Unified School District Series C (GO, Build America Mutual Assurance Company Insured)	5.00	8-1-2022	675,000	797,405
Val Verde CA Unified School District (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2020	350,000	384,269
Val Verde CA Unified School District (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	10-1-2021	375,000	412,148
Val Verde CA Unified School District (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2022	665,000	773,069
Val Verde CA Unified School District BAN (GO)	3.00	8-1-2018	5,000,000	5,141,000
Val Verde CA Unified School District Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2022	500,000	586,880
Val Verde CA Unified School District Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2023	325,000	384,147
Val Verde CA Unified School District Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2024	500,000	594,465
Vallejo CA Refunding Bond Series 2006 (Water & Sewer Revenue, National Insured)	5.00	5-1-2019	790,000	815,383
Vallejo CA Refunding Bond Series 2006 (Water & Sewer Revenue, National Insured)	5.00	5-1-2021	1,500,000	1,543,725
Vallejo CA Unified School District Series A (GO, National Insured)	5.60	2-1-2016	1,080,000	1,110,704
Vallejo CA Unified School District Series A (GO, National Insured)	5.90	2-1-2018	2,065,000	2,285,769
Ventura County CA Public Financing Authority Series B (Miscellaneous Revenue)	5.00	11-1-2019	375,000	432,041
Ventura County CA PFA Series B (Miscellaneous Revenue)	5.00	11-1-2020	250,000	291,995
Victor Valley CA Joint Unified School District CAB Bonds (GO, AGM Insured) ¤	0.00	8-1-2015	280,000	279,905
Visalia CA Certificate of Participation (Miscellaneous Revenue, AGM Insured)	4.00	12-1-2020	250,000	277,148
Visalia CA Certificate of Participation (Miscellaneous Revenue, AGM Insured)	4.00	12-1-2021	250,000	277,180
Visalia CA Certificate of Participation (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2022	335,000	394,633
Walnut CA Energy Center Authority Refunding Series A (Utilities Revenue)	5.00	1-1-2021	500,000	582,610
Walnut CA Improvement Agency Refunding Walnut Improvement Project (Tax Revenue, Build America Mutual Assurance Company Insured)	4.00	3-1-2017	850,000	890,375
Washington Township CA Health Care District (Health Revenue)	5.00	7-1-2018	1,340,000	1,344,864
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2017	1,125,000	1,207,260
West Contra Costa CA Unified School District (GO, AGM Insured)	5.00	8-1-2016	1,055,000	1,108,605
West Contra Costa CA Unified School District CAB (GO, National Insured) ¤	0.00	8-1-2015	500,000	499,770
West Covina CA Unified School District (GO, AGM Insured)	4.00	8-1-2017	325,000	346,759
West Covina CA Unified School District (GO, AGM Insured)	4.00	8-1-2018	575,000	625,479
West Hollywood CA Community Development Department East Side Redevelopment Project Series A (Tax Revenue)	5.00	9-1-2015	200,000	201,548
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.25	9-1-2016	265,000	270,032
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.25	9-1-2017	270,000	277,374
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.50	9-1-2018	275,000	285,120
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	2.75	9-1-2019	285,000	299,062
West Sacramento CA Flood Control Agency (Miscellaneous Revenue)	5.00	9-1-2020	290,000	334,825
Western Riverside County CA Regional Wastewater Authority Series A-1 (Tax Revenue)	4.00	9-1-2016	560,000	580,205

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage California Limited-Term Tax-Free Fund	25

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Western Riverside County CA Regional Wastewater Authority Series A-1 (Tax Revenue)	4.00%	9-1-2017	$570,000	$601,874
Western Riverside County CA Regional Wastewater Authority Series A-1 (Tax Revenue)	4.00	9-1-2019	1,830,000	1,990,692
Windsor CA Redevelopment Successor Agency Windsor Redevelopment Project (Tax Revenue, Build America Mutual Assurance Company Insured)	3.00	9-1-2017	615,000	639,114

				792,579,600

Guam: 0.23%
Guam Power Authority Series A (Utilities Revenue, AGM Insured)	5.00	10-1-2019	1,640,000	1,871,929

New York: 0.61%
New York NY Transitional Finance Authority Sub Series 2A (Tax Revenue, Dexia Credit Local LIQ) ø	0.17	11-1-2022	5,000,000	5,000,000

Puerto Rico: 1.22%
Puerto Rico HFA Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2016	1,815,000	1,844,439
Puerto Rico HFA Subordinated Capital Fund Modernization Refunding Bond (Housing Revenue, HUD Insured)	5.50	12-1-2016	2,440,000	2,557,120
Puerto Rico HFA Subordinated Capital Fund Modernization Refunding Bond (Housing Revenue, HUD Insured)	5.50	12-1-2017	2,045,000	2,205,635
Puerto Rico HFA Subordinated Capital Fund Modernization Refunding Bond (Housing Revenue, HUD Insured)	5.50	12-1-2018	1,250,000	1,382,963
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue)	5.00	12-1-2019	1,000,000	1,039,660
Puerto Rico Public Improvement Series A (GO, AGM Insured)	5.00	7-1-2015	1,000,000	1,000,000

				10,029,817

Texas: 0.61%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A (Resource Recovery Revenue) ø	0.20	12-1-2039	5,000,000	5,000,000

Wisconsin: 0.06%
Wisconsin PFA Senior Living 50 Rose Villa Project Series B-3 (Health Revenue)	3.75	11-15-2019	500,000	502,646

Total Municipal Obligations (Cost $798,538,954)				814,983,992

Other: 0.30%
Nuveen California AMT-Free Municipal Income Fund, Institutional MuniFund Term Preferred Shares ±§144A	0.54	7-1-2018	2,500,000	2,484,125

Total Other (Cost $2,500,000)				2,484,125

	Yield		Shares
Short-Term Investments: 0.28%

Investment Companies: 0.28%
Wells Fargo Advantage California Municipal Money Market Fund, Institutional Class (l)(u)##	0.01		2,274,870	2,274,870

Total Short-Term Investments (Cost $2,274,870)				2,274,870

Total investments in securities (Cost $803,313,824) *	99.78%	819,742,987
Other assets and liabilities, net	0.22	1,835,096

Total net assets	100.00%	$821,578,083

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2015

¤	The security is issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.

§	The security is subject to a demand feature which reduces the effective maturity.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $803,314,397 and unrealized gains (losses) consists of:

Gross unrealized gains	$17,015,943
Gross unrealized losses	(587,353)

Net unrealized gains	$16,428,590

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2015	Wells Fargo Advantage California Limited-Term Tax-Free Fund	27

Assets
Investments
In unaffiliated securities, at value (cost $801,038,954)	$817,468,117
In affiliated securities, at value (cost $2,274,870)	2,274,870

Total investments, at value (cost $803,313,824)	819,742,987
Receivable for investments sold	1,042,623
Receivable for Fund shares sold	277,559
Receivable for interest	8,177,251
Prepaid expenses and other assets	14,891

Total assets	829,255,311

Liabilities
Dividends payable	558,551
Payable for investments purchased	5,069,314
Payable for Fund shares redeemed	1,574,850
Advisory fee payable	182,795
Distribution fee payable	21,192
Administration fees payable	109,117
Accrued expenses and other liabilities	161,409

Total liabilities	7,677,228

Total net assets	$821,578,083

NET ASSETS CONSIST OF
Paid-in capital	$805,887,549
Undistributed net investment income	408,545
Accumulated net realized losses on investments	(1,147,174)
Net unrealized gains on investments	16,429,163

Total net assets	$821,578,083

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$198,401,996
Shares outstanding – Class A1	18,322,989
Net asset value per share – Class A	$10.83
Maximum offering price per share – Class A2	$11.05
Net assets – Class C	$33,995,907
Shares outstanding – Class C1	3,140,131
Net asset value per share – Class C	$10.83
Net assets – Administrator Class	$309,119,513
Shares outstanding – Administrator Class[1]	28,990,817
Net asset value per share – Administrator Class	$10.66
Net assets – Institutional Class	$280,060,667
Shares outstanding – Institutional Class[1]	26,278,813
Net asset value per share – Institutional Class	$10.66

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Statement of operations—year ended June 30, 2015

Investment income
Interest	$19,914,377
Income from affiliated securities	8,574

Total investment income	19,922,951

Expenses
Advisory fee	2,948,912
Administration fees
Fund level	434,448
Class A	329,002
Class C	55,242
Administrator Class	522,792
Institutional Class	84,761 [1]
Shareholder servicing fees
Class A	514,066
Class C	86,315
Administrator Class	1,304,393
Distribution fee
Class C	258,945
Custody and accounting fees	49,363
Professional fees	41,143
Registration fees	84,935
Shareholder report expenses	19,575
Trustees’ fees and expenses	11,906
Other fees and expenses	17,584

Total expenses	6,763,382
Less: Fee waivers and/or expense reimbursements	(918,817)

Net expenses	5,844,565

Net investment income	14,078,386

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	364,309
Net change in unrealized gains (losses) on investments	(3,311,723)

Net realized and unrealized gains (losses) on investments	(2,947,414)

Net increase in net assets resulting from operations	$11,130,972

[1]	For the period from October 31, 2014 (commencement of class operations) to June 30, 2015

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage California Limited-Term Tax-Free Fund	29

	Year ended June 30, 2015		Year ended June 30, 2014

Operations
Net investment income		$14,078,386		$11,978,484
Net realized gains (losses) on investments		364,309		(193,048)
Net change in unrealized gains (losses) on investments		(3,311,723)		13,696,884

Net increase in net assets resulting from operations		11,130,972		25,482,320

Distributions to shareholders from
Net investment income
Class A		(3,064,591)		(3,002,690)
Class C		(256,497)		(326,986)
Administrator Class		(8,823,966)		(8,648,808)
Institutional Class		(1,933,332)[1]		N/A

Total distributions to shareholders		(14,078,386)		(11,978,484)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,964,431	75,889,938	10,555,859	113,313,375
Class C	553,959	6,036,972	924,609	9,918,506
Administrator Class	32,948,716	353,805,157	37,337,801	394,931,236
Institutional Class	36,280,587 [1]	389,651,041 [1]	N/A	N/A

		825,383,108		518,163,117

Reinvestment of distributions
Class A	244,994	2,670,137	262,989	2,828,394
Class C	21,405	233,181	27,587	296,457
Administrator Class	408,698	4,385,625	298,828	3,164,687
Institutional Class	4,520 [1]	48,377 [1]	N/A	N/A

		7,337,320		6,289,538

Payment for shares redeemed
Class A	(7,599,782)	(82,821,193)	(6,779,748)	(72,791,222)
Class C	(649,944)	(7,074,821)	(1,051,548)	(11,271,347)
Administrator Class	(55,804,196)	(599,212,171)	(23,267,984)	(246,059,102)
Institutional Class	(10,006,294)[1]	(107,468,540)[1]	N/A	N/A

		(796,576,725)		(330,121,671)

Net increase in net assets resulting from capital share transactions		36,143,703		194,330,984

Total increase in net assets		33,196,289		207,834,820

Net assets
Beginning of period		788,381,794		580,546,974

End of period		$821,578,083		$788,381,794

Undistributed net investment income		$408,545		$371,767

[1]	For the period from October 31, 2014 (commencement of class operations) to June 30, 2015

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.86	$10.66	$10.70	$10.51	$10.51
Net investment income	0.16	0.18	0.21	0.27	0.27
Net realized and unrealized gains (losses) on investments	(0.03)	0.20	(0.04)	0.19	0.00

Total from investment operations	0.13	0.38	0.17	0.46	0.27
Distributions to shareholders from
Net investment income	(0.16)	(0.18)	(0.21)	(0.27)	(0.27)
Net asset value, end of period	$10.83	$10.86	$10.66	$10.70	$10.51
Total return[1]	1.22%	3.61%	1.59%	4.41%	2.52%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.83%	0.83%	0.84%	0.84%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.49%	1.70%	1.95%	2.51%	2.58%
Supplemental data
Portfolio turnover rate	31%	31%	32%	56%	54%
Net assets, end of period (000s omitted)	$198,402	$203,306	$156,366	$162,381	$126,570

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Limited-Term Tax-Free Fund	31

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.86	$10.65	$10.70	$10.51	$10.51
Net investment income	0.08	0.10	0.13	0.19	0.19
Net realized and unrealized gains (losses) on investments	(0.03)	0.21	(0.05)	0.19	0.00

Total from investment operations	0.05	0.31	0.08	0.38	0.19
Distributions to shareholders from
Net investment income	(0.08)	(0.10)	(0.13)	(0.19)	(0.19)
Net asset value, end of period	$10.83	$10.86	$10.65	$10.70	$10.51
Total return[1]	0.47%	2.94%	0.73%	3.63%	1.85%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.58%	1.58%	1.59%	1.60%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income	0.74%	0.95%	1.19%	1.77%	1.82%
Supplemental data
Portfolio turnover rate	31%	31%	32%	56%	54%
Net assets, end of period (000s omitted)	$33,996	$34,920	$35,309	$33,414	$28,089

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.70	$10.49	$10.53	$10.34	$10.35
Net investment income	0.18	0.20	0.23	0.29	0.29
Net realized and unrealized gains (losses) on investments	(0.04)	0.21	(0.04)	0.19	(0.01)

Total from investment operations	0.14	0.41	0.19	0.48	0.28
Distributions to shareholders from
Net investment income	(0.18)	(0.20)	(0.23)	(0.29)	(0.29)
Net asset value, end of period	$10.66	$10.70	$10.49	$10.53	$10.34
Total return	1.33%	3.95%	1.79%	4.65%	2.72%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.77%	0.77%	0.77%	0.79%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.69%	1.90%	2.14%	2.72%	2.77%
Supplemental data
Portfolio turnover rate	31%	31%	32%	56%	54%
Net assets, end of period (000s omitted)	$309,120	$550,156	$388,872	$269,980	$209,794

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Limited-Term Tax-Free Fund	33

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended June 30, 2015[1]
Net asset value, beginning of period	$10.75
Net investment income	0.13
Net realized and unrealized gains (losses) on investments	(0.09)

Total from investment operations	0.04
Distributions to shareholders from
Net investment income	(0.13)
Net asset value, end of period	$10.66
Total return[2]	0.35%
Ratios to average net assets (annualized)
Gross expenses	0.50%
Net expenses	0.50%
Net investment income	1.82%
Supplemental data
Portfolio turnover rate	31%
Net assets, end of period (000s omitted)	$280,061

[1]	For the period from October 31, 2014 (commencement of class operations) to June 30, 2015

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage California Limited-Term Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Advantage California Limited-Term Tax-Free Fund	35

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$36,778	$(36,778)

As of June 30, 2015, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2018	2019
$888,898	$110,356

As of June 30, 2015, the Fund had $147,347 of current year deferred post-October capital losses, which was recognized on the first day of the current fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

36	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$814,983,992	$0	$814,983,992

Other	0	2,484,125	0	2,484,125

Short-term investments
Investment companies	2,274,870	0	0	2,274,870
Total assets	$2,274,870	$817,468,117	$0	$819,742,987

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2015, the advisory fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.80% for Class A shares, 1.55% for Class C shares, 0.60% for Administrator Class shares, and 0.50% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Notes to financial statements	Wells Fargo Advantage California Limited-Term Tax-Free Fund	37

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2015, Funds Distributor received $5,185 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2015 were $316,291,596 and $243,730,840, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2015, the Fund paid $921 in commitment fees.

For the year ended June 30, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $14,078,386 and $11,978,484 of tax-exempt income for the years ended June 30, 2015 and June 30, 2014, respectively.

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$967,096	$16,428,590	$(147,347)	$(999,254)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage California Limited-Term Tax-Free Fund	38

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage California Limited-Term Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage California Limited-Term Tax- Free Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

39	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	40

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

41	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	42

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage California Limited-Term Tax-Free Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

43	Wells Fargo Advantage California Limited-Term Tax-Free Fund	Other information (unaudited)
The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays Municipal 1-5 Year Blend Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)	Wells Fargo Advantage California Limited-Term Tax-Free Fund	44

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

45	Wells Fargo Advantage California Limited-Term Tax-Free Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235266 08-15 A248/AR248 06-15

Wells Fargo Advantage California Tax-Free Fund

Annual Report

June 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage California Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage California Tax-Free Fund for the 12-month period that ended June 30, 2015. The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate. Ten-year municipal yields declined in the first half of the reporting period and then retraced their path higher in the second half; shorter-term yields rose modestly. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, returned 3.0% during the 12-month reporting period.

Monetary policy was accommodative, and economic growth was moderate.

The Fed kept its key interest rate near zero in order to support the economy and the financial system. It ended its quantitative easing program in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate in 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB expanded its quantitative easing program to include the purchase of eurozone government bonds. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

U.S. economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.3% as of June 2015, and inflation remained below the Fed’s longer-run objective of a 2% pace. The period was also marked by dramatically lower oil prices, which fell from more than $90 per barrel at the beginning of the period to below $50 per barrel in early 2015 before stabilizing near $60 per barrel at the end of June 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured states and municipalities with oil-dependent economies.

Supply and demand technical factors supported municipals.

Demand for municipal debt, as measured by cash flows to mutual funds, was positive for the reporting period. Inflows of more than $25 billion occurred during the first 10 months of the reporting period, but investor demand waned in May and June 2015 as nearly $2 billion in municipal fund redemptions took place alongside higher yields and lower bond prices. On the supply side, refunding outpaced new issuance for capital projects. After several years of negative net new supply, issuance in the first half of 2015 was on track for positive net supply as municipalities both seek to refinance outstanding bonds ahead of higher interest rates and cannot defer necessary capital investments.

Municipal credit fundamentals were solid.

Although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. The state of New Jersey, state of Illinois, and various Chicago credits were downgraded multiple notches due to growing fiscal strains from underfunded pension and other post-employment-benefit liabilities. We believe each issuer has the ability to resolve its financial situation but so far has lacked the political will to do so. Puerto Rico, whose debt is now rated below

[1]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage California Tax-Free Fund	3

investment grade, continued to struggle to regain its financial footing. Detroit exited its bankruptcy in December 2014, about one-and-a half years after it entered Chapter 9 bankruptcy.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate-debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage California Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and California individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Robert J. Miller

Adrian Van Poppel

Average annual total returns1 (%) as of June 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SCTAX)	10-6-1988	(0.90)	4.91	4.12	3.74	5.87	4.60	0.83	0.75
Class B (SGCBX)*	12-15-1997	(2.13)	4.73	4.06	2.87	5.06	4.06	1.58	1.50
Class C (SCTCX)	7-1-1993	1.96	5.08	3.82	2.96	5.08	3.82	1.58	1.50
Administrator Class (SGCAX)	12-15-1997	–	–	–	3.95	6.08	4.83	0.77	0.55
Institutional Class (SGTIX)	10-31-2014	–	–	–	3.98	6.09	4.83	0.50	0.48
Barclays Municipal Bond Index[4]	–	–	–	–	3.00	4.50	4.45	–	–
Barclays California Municipal Bond Index[5]	–	–	–	–	3.34	5.38	4.73	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to California municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage California Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2015

[1]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administration Class shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has contractually committed through October 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Barclays California Municipal Bond Index is the California component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays California Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality and credit quality ratings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage California Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed both its benchmarks, the Barclays Municipal Bond Index and the Barclays California Municipal Bond Index, for the 12-month period that ended June 30, 2015.

■	Security selection and an overweight to A-rated and BBB-rated bonds were the main reasons for the Fund’s outperformance. The best-performing securities were zero-coupon bonds and several charter school positions, which benefited from spread tightening. Among the worst performers were positions added to the portfolio in the first quarter of 2015 before rates began moving higher.

■	Strong demand for yield in the first half of the period allowed us to reduce the Fund’s allocation to lower-rated issues at aggressive price levels and add higher-quality credits with a minimal give in yield.

The period was marked by the anticipation of higher rates.

The U.S. Federal Reserve maintained its ultra-low rate policy while indicating its intention to begin moving to a more normalized monetary policy. In addition, the European Central Bank announced a 1.0-trillion-euro quantitative easing program to ward off deflation and stimulate the economy. Over the year, the 10-year U.S. Treasury yield fell from a high of 2.64% on July 3, 2014, to a low of 1.64% on January 30, 2015, before climbing to 2.36% at the end of the reporting period.

Municipal yields ended the fiscal year very close to where they started with the exception of bonds with maturities between one and eight years, which ended with higher yields. During the first half of the period, investor demand combined with limited supply—both new issue and refunding volume—drove yields lower, caused credit spreads to compress, and helped long-term bonds outperform. The second half of the period saw a dramatically increased supply (about 29% over the same prior-year period) and lower, yet positive, investor demand. During the second half of the period, longer-term bonds underperformed and credit spreads widened, although spreads remained slightly wider than historical norms.

California outperformed the broader national market despite a heavier amount of issuance in the state. High tax rates and an improving economy helped increase demand for California bonds. The state’s improving fiscal condition and the passage of Proposition 2 (rainy day fund) resulted in ratings upgrades by all three major rating agencies. The Fund benefited from not holding any Puerto Rico bonds as financial pressure on the territory increased throughout the year. Our research capability enabled us to avoid troubled credits, such as Stockton or San Bernardino. During the period, Stockton’s plan of adjustment was finally approved and the city exited bankruptcy. San Bernardino, which filed bankruptcy in 2012, finally submitted its plan of adjustment but has yet to receive approval of the plan, which includes a 1% recovery rate for pension obligation bond holders.

Credit quality[7] as of June 30, 2015

We positioned the Fund with a focus on duration, yield curve, credit, and security selection decisions.

We maintained a shorter duration relative to the benchmark as a defensive posture against higher interest rates but made tactical adjustments to take advantage of seasonal and supply/demand patterns. This defensive stance detracted from performance early in the period when rates were declining but contributed in the latter part as rates increased. The Fund was positioned for the yield curve to flatten. The front end of the yield-curve allocation held cash equivalents and, at the long end of the barbell, the Fund was overweight the 20- to 25-year maturity range.

The Fund’s credit profile remained overweight A-rated and BBB-rated bonds. The additional income and spread tightening from this credit segment benefited the Fund. However, we sold some lower-rated bonds in periods of strong demand at favorable levels. Our sector allocation remained overweight lease revenue, special tax, and local general obligations (GOs), which were mainly school district GOs. These sectors offered better relative value in the California market. The Fund remained underweight California state GOs because much of the positive news was already priced into the bonds.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage California Tax-Free Fund	7

Effective maturity distribution[8] as of June 30, 2015

Going forward, we expect to continue a defensive posture in the Fund.

With the economy continuing to improve and the Fed poised to normalize monetary policy, we believe interest rates will likely move higher. We are, therefore, monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates.

As California’s drought continues, it is likely that weaker water-related bonds could be downgraded and spreads could widen in the sector, but we don’t expect widespread defaults. We have historically been underweight the water sector as relative-value opportunities within the sector have been scarce. Identification of those individual water districts through strong credit research will be important as relative-value opportunities become more abundant as the drought continues.

Please see footnotes on page 5.

8	Wells Fargo Advantage California Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$997.72	$3.71	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class B
Actual	$1,000.00	$993.53	$7.41	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Class C
Actual	$1,000.00	$994.35	$7.42	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Administrator Class
Actual	$1,000.00	$998.74	$2.73	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Institutional Class
Actual	$1,000.00	$999.09	$2.38	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2015	Wells Fargo Advantage California Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 100.14%

California: 96.89%
ABC California Unified School District CAB Election of 1997 Series B (GO, National Insured) ¤	0.00%	8-1-2018	$1,500,000	$1,428,885
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2018	3,895,000	3,646,148
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2019	3,000,000	2,728,260
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured)	5.25	10-1-2021	3,000,000	3,265,050
Alameda CA Joint Powers Authority Multiple Capital Projects Series A (Miscellaneous Revenue)	5.00	12-1-2034	1,005,000	1,130,464
Alhambra CA Unified School District Election of 2008 Series B (GO, AGM Insured)	6.00	8-1-2029	4,100,000	4,987,855
Alisal CA Unified School District CAB Election of 2006 Series A (GO, AGM Insured) ¤	0.00	8-1-2017	1,105,000	1,070,856
Alvord CA Unified School District Election of 2012 Series A (GO, AGM Insured)	5.25	8-1-2037	1,620,000	1,830,276
Anaheim CA PFA CAB Sub Lien Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured) ¤	0.00	9-1-2018	4,455,000	4,236,839
Anaheim CA PFA CAB Sub Lien Public Improvements Project Series C (Miscellaneous Revenue, AGM Insured) ¤	0.00	9-1-2025	10,000,000	7,118,700
Anaheim CA PFA Convention Center Expansion Project Series A (Miscellaneous Revenue)	5.00	5-1-2039	3,000,000	3,334,530
Anaheim CA PFA Convention Center Expansion Project Series A (Miscellaneous Revenue)	5.00	5-1-2046	3,000,000	3,316,920
Antelope Valley CA Health Care District Series A (Health Revenue, AGM Insured)	5.20	1-1-2017	945,000	948,799
Bassett CA Unified School District Refunding Bond Series B (GO, Build America Mutual Assurance Company Insured)	5.00	8-1-2027	1,050,000	1,226,684
Bay Area CA Toll Authority Toll Bridge Revenue Series A (Transportation Revenue) ±	1.32	4-1-2036	2,000,000	1,942,500
Bay Area CA Toll Authority Toll Bridge Revenue Series S-4 (Transportation Revenue)	5.00	4-1-2030	2,000,000	2,251,200
Bay Area CA Water Supply & Conservation Agency Series A (Water & Sewer Revenue)	5.00	10-1-2034	6,000,000	6,771,180
Belmont CA Community Facilities Special Tax District #2000-1 Library Project Series A (Tax Revenue, Ambac Insured)	5.75	8-1-2030	3,190,000	3,970,178
Brea CA PFA Tax Allocation Series A (Housing Revenue)	7.00	9-1-2023	1,000,000	1,090,960
Cabrillo CA Unified School District CAB Series A (GO, Ambac Insured) ¤	0.00	8-1-2021	1,500,000	1,241,790
California (GO)	5.25	8-1-2038	1,925,000	2,124,084
California (GO)	5.25	11-1-2040	3,000,000	3,476,250
California AMT Department of Veterans Affairs Series BZ (GO, National Insured)	5.35	12-1-2021	5,000	5,015
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations O’Connor Woods Project (Health Revenue)	5.00	1-1-2043	5,000,000	5,378,700
California Association of Bay Area Governments Finance Authority for Nonprofit Corporations Odd Fellows Home Project Series A (Health Revenue)	5.00	4-1-2042	1,100,000	1,182,500
California Department of Transportation Certificate of Participation Series A (Miscellaneous Revenue, National Insured)	5.25	3-1-2016	830,000	833,503
California HFA AMT Home Mortgage Series E (Housing Revenue)	5.00	2-1-2042	555,000	575,258
California HFA AMT Home Mortgage Series G (Housing Revenue)	5.50	8-1-2042	1,485,000	1,526,164
California HFA AMT Home Mortgage Series H (Housing Revenue, FGIC Insured)	5.75	8-1-2030	480,000	499,550
California HFA AMT Home Mortgage Series J (Housing Revenue)	5.75	8-1-2047	110,000	112,987
California HFA AMT Home Mortgage Series K (Housing Revenue)	5.30	8-1-2023	2,520,000	2,579,875
California HFA AMT Home Mortgage Series M (Housing Revenue)	5.00	8-1-2037	340,000	347,524
California HFFA Catholic Healthcare West Series A (Health Revenue)	5.25	3-1-2023	3,000,000	3,488,400
California HFFA Catholic Healthcare West Series A (Health Revenue)	6.00	7-1-2029	4,000,000	4,610,880
California HFFA Prerefunded Bond Providence Health Services Series C (Health Revenue)	6.50%	10-1-2038	100,000	117,415

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage California Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California HFFA Sutter Health Series D (Health Revenue)	5.25%	8-15-2031	$3,100,000	$3,545,284
California Infrastructure & Economic Development King City Joint Union High School (Miscellaneous Revenue)	5.75	8-15-2029	2,150,000	2,482,197
California Municipal Finance Authority Charter School Revenue Albert Einstein Academies Project Series A (Miscellaneous Revenue)	6.75	8-1-2033	1,525,000	1,732,659
California Municipal Finance Authority Charter School Revenue Albert Einstein Academies Project Series A (Miscellaneous Revenue)	7.13	8-1-2043	1,000,000	1,155,330
California Municipal Finance Authority Community Hospitals Central California (Health Revenue)	5.00	2-1-2020	1,000,000	1,052,130
California PFOTER PT-2802 (GO, National Insured, Dexia Credit Local SPA) ø	0.25	2-1-2025	6,085,000	6,085,000
California PFOTER Series DCL-009 (GO, Dexia Credit Local LOC, AGM Insured) 144Aø##	0.25	8-1-2027	24,450,000	24,450,000
California PFOTER Series DCL-010 (GO, Dexia Credit Local LOC, AGM Insured) 144Aø	0.25	8-1-2027	19,890,000	19,890,000
California PFOTER Series DCL-011 (GO, Dexia Credit Local LOC, AGM Insured) 144Aø	0.25	8-1-2027	9,655,000	9,655,000
California Public Works Board California State University Projects Series B-1 (Miscellaneous Revenue)	5.70	3-1-2035	2,210,000	2,511,621
California Public Works Board Department of General Services Butterfield Series A (Miscellaneous Revenue)	5.25	6-1-2024	2,400,000	2,409,888
California Public Works Board Department of General Services East End Series A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2027	5,500,000	5,528,930
California Public Works Board Judicial Council Projects Series A (Miscellaneous Revenue)	5.00	3-1-2038	7,000,000	7,710,500
California Public Works Board Judicial Council Projects Series D (Miscellaneous Revenue)	5.25	12-1-2025	4,000,000	4,792,120
California Public Works Board Regents University of California Series G (Miscellaneous Revenue)	5.00	12-1-2030	9,850,000	11,820,887
California Public Works Board University of California Research Project Series L (Education Revenue, National Insured)	5.25	11-1-2028	4,225,000	4,295,389
California Public Works Board Various Capital Projects Series A (Miscellaneous Revenue)	5.00	4-1-2037	4,925,000	5,412,230
California Public Works Board Various Capital Projects Series G (Miscellaneous Revenue)	5.00	11-1-2037	23,000,000	25,449,270
California Public Works Board Various Capital Projects Series I (Miscellaneous Revenue)	5.50	11-1-2033	2,000,000	2,359,960
California Refunding Bond (GO)	5.00	8-1-2025	5,000,000	5,327,350
California Refunding Bond Series B (GO) ±	1.22	5-1-2020	3,000,000	3,051,570
California Special District Association Finance Corporation Program Series MM (Miscellaneous Revenue)	5.50	6-1-2021	720,000	721,541
California Statewide CDA Adventist Health System Series A (Health Revenue)	5.00	3-1-2045	2,500,000	2,703,975
California Statewide CDA Buck Institute for Research on Aging (Miscellaneous Revenue, AGM Insured)	5.00	11-15-2034	2,500,000	2,797,425
California Statewide CDA Catholic Healthcare West Series A (Health Revenue)	5.50	7-1-2030	2,960,000	3,178,122
California Statewide CDA Certificate of Participation Internet Group (Health Revenue)	5.38	4-1-2017	290,000	291,195
California Statewide CDA Loma Linda University Medical Center Refunding Bond Series A (Health Revenue)	5.25	12-1-2044	4,000,000	4,243,880
California Statewide CDA Pioneer Park Project Series T (Housing Revenue, GNMA/FHA Insured)	6.10	12-20-2035	2,010,000	2,012,794
California Statewide CDA Poway Retirement Housing Foundation Housing Incorporated Series A (Housing Revenue)	5.25	11-15-2035	1,500,000	1,675,215
California Statewide CDA Redwoods Projects (Health Revenue)	5.13	11-15-2035	1,500,000	1,654,935
California Statewide CDA School Facility Alliance for College-Ready Public Schools (Education Revenue)	6.75	7-1-2031	1,625,000	1,842,393
California Statewide CDA School Facility Aspire Public Schools (Education Revenue)	5.00	7-1-2020	1,550,000	1,614,589

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage California Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Statewide CDA School Facility Aspire Public Schools (Education Revenue)	5.20%	7-1-2020	$420,000	$440,941
California Statewide CDA Senior Living Health Facilities Los Angeles Jewish Home for the Aging Series D (Health Revenue)	4.75	8-1-2020	1,000,000	1,002,250
California Statewide CDA St. Joseph Health System (Health Revenue, AGM Insured)	5.25	7-1-2021	1,775,000	1,973,942
California Statewide CDA Water & Wastewater Pooled Financing Program Series B (Water & Sewer Revenue, AGM Insured)	5.25	10-1-2027	1,040,000	1,044,295
California Various Purposes (GO)	5.00	9-1-2029	1,475,000	1,670,143
California Various Purposes (GO)	5.00	10-1-2029	7,000,000	7,949,830
California Various Purposes (GO)	5.00	9-1-2032	5,100,000	5,790,438
California Various Purposes (GO)	5.00	6-1-2037	4,215,000	4,485,603
California Various Purposes (GO)	5.00	2-1-2038	5,000,000	5,544,950
California Various Purposes (GO)	5.13	4-1-2033	6,835,000	7,475,303
California Various Purposes (GO)	5.25	9-1-2028	5,000,000	5,793,800
California Various Purposes (GO)	5.25	10-1-2029	800,000	916,728
California Various Purposes (GO)	5.25	4-1-2035	12,640,000	14,366,245
California Various Purposes (GO)	5.25	3-1-2038	2,300,000	2,506,471
California Various Purposes (GO)	5.60	3-1-2036	8,715,000	10,144,783
California Various Purposes (GO)	5.75	4-1-2029	1,600,000	1,835,824
California Various Purposes (GO)	5.75	4-1-2031	3,380,000	3,874,190
California Various Purposes (GO)	6.00	4-1-2035	2,140,000	2,497,744
California Various Purposes (GO)	6.00	4-1-2038	23,465,000	27,378,493
Cathedral City CA Redevelopment Agency Successor Agency Tax Allocation Merged Redevelopment Project Area Series A (Tax Revenue, AGM Insured)	5.00	8-1-2032	1,450,000	1,615,605
Cathedral City CA Redevelopment Agency Successor Agency Tax Allocation Merged Redevelopment Project Area Series A (Tax Revenue, AGM Insured)	5.00	8-1-2033	880,000	979,053
Center California Unified School District CAB Series C (GO, National Insured) ¤	0.00	9-1-2021	5,000,000	4,216,900
Centinela Valley CA Union High School District Election of 2008 Series B (GO)	6.00	8-1-2036	2,500,000	3,048,925
Centinela Valley CA Union High School District Election of 2008 Series C (GO)	5.00	8-1-2035	2,000,000	2,244,960
Central Valley CA School District Financing Authority Series A (Miscellaneous Revenue, National Insured)	6.45	2-1-2018	1,290,000	1,366,703
Cerritos CA Community College CAB Election of 2004 (GO) ¤	0.00	8-1-2029	1,750,000	1,015,665
Cerritos CA Community College CAB Election of 2004 (GO) ¤	0.00	8-1-2033	1,500,000	703,560
Chico CA PFA Redevelopment Project Area (Tax Revenue, National Insured)	5.13	4-1-2021	3,000,000	3,007,470
College of the Sequoias Tulare Area Improvement District #3 California CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2024	1,000,000	735,810
Compton CA Community College CAB Election of 2002 Series C (GO) ¤	0.00	8-1-2035	3,445,000	1,287,638
Compton CA Community College RDA Project 2nd Lien Series A (Tax Revenue)	5.00	8-1-2020	1,140,000	1,213,712
Compton CA Solid Waste Management Facilities (Resource Recovery Revenue)	4.80	8-1-2020	155,000	154,323
Contra Costa County CA Community College District Election of 2006 (GO)	5.00	8-1-2038	3,250,000	3,634,345
Contra Costa County CA Home GNMA Mortgage-Backed Securities Program (Housing Revenue, GNMA Insured)	7.75	5-1-2022	180,000	217,271
Delano CA Union High School Election of 2010 Series B (GO, AGM Insured)	5.75	8-1-2035	4,510,000	5,297,672
Deutsche Bank SPEAR/LIFER Trust Series DBE 1389 (Tobacco Revenue, Deutsche Bank LIQ) 144Aø	0.21	6-1-2045	15,000,000	15,000,000
Dinuba CA Redevelopment Agency Merged City Redevelopment Project (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2033	1,500,000	1,662,690
Duarte CA RDA CAB Sub-Merged Redevelopment Project (Tax Revenue) ¤	0.00	12-1-2016	955,000	907,021
El Dorado CA Irrigation District Revenue Refunding Bond Series A (Water & Sewer Revenue, AGM Insured)	5.25	3-1-2039	2,000,000	2,282,160
Emeryville CA PFA Assessment Distribution Refinancing (Miscellaneous Revenue)	5.90	9-2-2021	1,750,000	1,753,238
Escondido CA Union High School CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2027	8,385,000	5,381,409

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage California Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Florin CA Resource Conservation Refunding Second Senior Lien Series A (Water & Sewer Revenue, National Insured)	5.00%	9-1-2032	$2,000,000	$2,208,700
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue)	5.50	10-1-2017	1,890,000	1,909,921
Fontana CA RDA Jurupa Hills Redevelopment Project Series A (Tax Revenue)	5.60	10-1-2027	4,785,000	4,817,729
Foothill/Eastern Corridor CA Transportation Agency Sub Series B-3 (Transportation Revenue) ±	5.50	1-15-2053	8,000,000	9,108,480
Garden Grove CA Unified School District Election of 2010 Series C (GO)	5.25	8-1-2037	2,000,000	2,262,620
Gilroy CA Unified School District Election of 2008 Series A (GO, AGM Insured)	6.00	8-1-2027	1,000,000	1,190,600
Golden State Tobacco Securitization Corporation Series A (Tobacco Revenue)	5.00	6-1-2040	5,000,000	5,465,900
Golden West CA Schools Financing Authority CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	8-1-2015	2,000,000	1,998,660
Independent Cities CA Finance Authority Palomar Estates West Project (Housing Revenue)	5.00	9-15-2036	1,000,000	1,046,340
Inland Valley CA Development Agency Series A (Tax Revenue)	5.25	9-1-2037	4,000,000	4,484,400
Inland Valley CA Development Agency Series C (Tax Revenue) ±	4.50	3-1-2041	3,750,000	3,856,125
Jefferson CA Union High School CAB Election of 2006 Series D (GO) ¤	0.00	8-1-2034	6,915,000	2,124,150
Jefferson CA Union High School CAB Election of 2006 Series D (GO) ¤	0.00	8-1-2034	2,990,000	895,027
Jefferson CA Union High School CAB Election of 2006 Series D (GO) ¤	0.00	8-1-2036	11,130,000	2,900,478
Jefferson CA Union High School CAB Election of 2006 Series D (GO) ¤	0.00	8-1-2033	7,000,000	2,278,570
Lafayette CA Redevelopment Agency Refunding Bond Lafayette Redevelopment Project (Tax Revenue, AGM Insured)	5.00	8-1-2033	1,500,000	1,678,740
Lafayette CA Redevelopment Agency Refunding Bond Lafayette Redevelopment Project (Tax Revenue, AGM Insured)	5.00	8-1-2038	1,635,000	1,808,326
Lake Elsinore CA Unified School TRAN Series A (Miscellaneous Revenue) %%	2.00	6-30-2016	4,000,000	4,038,840
Lake Elsinore CA Unified School TRAN Series B (Miscellaneous Revenue)	4.50	9-30-2015	1,800,000	1,814,814
Lancaster CA RDA Tax Allocation Combined Redevelopment Project Areas (Tax Revenue)	6.50	8-1-2029	2,000,000	2,336,980
Lodi CA Unified School District School Facility Election of 2006 (GO, AGM Insured)	5.00	8-1-2030	2,000,000	2,141,620
Long Beach CA Bond Financing Authority (Miscellaneous Revenue, Ambac Insured)	6.00	11-1-2017	715,000	741,469
Long Beach CA Bond Financing Authority Redevelopment Housing & Gas Utilities Financing Series A-1 (Industrial Development Revenue, Ambac Insured)	5.00	8-1-2030	5,000,000	5,020,650
Long Beach CA Unified School District CAB Election of 2008 Series A (GO)	5.50	8-1-2026	2,530,000	2,904,997
Long Beach CA Unified School District CAB Election of 2008 Series B (GO) ¤	0.00	8-1-2035	2,000,000	826,760
Los Angeles CA Certificate of Participation Sonneblick del Rio Project (Miscellaneous Revenue, Ambac Insured)	6.00	11-1-2019	2,000,000	2,009,640
Los Angeles CA Community Redevelopment Vermont Manchester Social Services Project (Miscellaneous Revenue, Ambac Insured)	5.00	9-1-2025	2,310,000	2,327,441
Los Angeles CA Department of Airports Ontario International Series A (Airport Revenue, National Insured)	5.00	5-15-2024	1,565,000	1,622,404
Los Angeles CA Department of Airports Ontario International Series A (Airport Revenue, National Insured)	5.00	5-15-2025	3,425,000	3,547,170
Los Angeles CA Department of Water & Power System Series E (Utilities Revenue)	5.00	7-1-2044	12,475,000	13,878,812
Los Angeles CA Harbor Department (Airport Revenue)	7.60	10-1-2018	55,000	61,267
Los Angeles CA Public Works Financing Authority Series A (Miscellaneous Revenue)	5.00	12-1-2039	2,860,000	3,170,138
Lynwood CA Unified School District Election of 2012 Series A (GO, AGM Insured)	5.00	8-1-2033	5,000	5,535
M-S-R California Energy Authority Gas Series B (Utilities Revenue)	7.00	11-1-2034	4,000,000	5,440,160
M-S-R California Energy Authority Gas Series C (Utilities Revenue)	6.13	11-1-2029	1,060,000	1,294,758
Merced CA Community College School Facilities Improvement Project District #1 (GO, National Insured)	5.00	8-1-2031	1,635,000	1,717,061
Merced CA Irrigation District Water & Hydroelectric System Series A (Water & Sewer Revenue, AGM Insured)	5.00	10-1-2038	4,000,000	4,534,800

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage California Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Merced CA Union High School District CAB Series A (GO, National Insured) ¤	0.00%	8-1-2018	$2,135,000	$2,010,572
Merced CA Union High School District CAB Series C (GO) ¤	0.00	8-1-2032	3,380,000	1,653,124
Merrill Lynch PFOTER Series PT-4211 (GO, Dexia Credit Local SPA) 144Aø	0.25	2-1-2025	7,945,000	7,945,000
Modesto CA Irrigation District Financing Authority Series A (Utilities Revenue) %%	5.00	10-1-2040	3,500,000	3,863,090
Montclair CA PFA Lease Revenue Refunding Bond (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2035	2,400,000	2,668,296
Montebello CA Unified School District Election of 2004 (GO, National Insured)	5.00	8-1-2030	3,175,000	3,188,176
Morongo Band of Mission Indians California Enterprise Casino Series B (Miscellaneous Revenue) 144A	6.50	3-1-2028	2,100,000	2,344,314
Mount San Antonio CA Community College District CAB Election of 2008 Series A (GO) ¤	0.00	8-1-2024	1,610,000	1,216,870
Natomas CA Unified School District Series 1999 (GO, National Insured)	5.95	9-1-2021	1,000,000	1,098,210
Northern California Power Agency Public Power Prerefunded Bond (Utilities Revenue, Ambac Insured)	7.50	7-1-2023	50,000	62,083
Norwalk-La Mirada CA Unified School District CAB Election of 2002 Series D (GO, AGM Insured) ¤	0.00	8-1-2023	1,500,000	1,171,995
Oakland CA Unified School District Election of 2012 (GO)	5.50	8-1-2023	500,000	589,150
Oakland CA Unified School District Election of 2012 (GO)	6.63	8-1-2038	7,750,000	9,397,650
Ontario CA RDFA Ontario Redevelopment Project #1 (Tax Revenue, National Insured)	6.00	8-1-2015	250,000	251,210
Pajaro Valley CA Unified School District Election of 2012 Series A (GO)	5.00	8-1-2038	1,700,000	1,876,936
Palm Springs CA Palm Springs International Airport (Airport Revenue)	6.00	7-1-2018	180,000	182,902
Palm Springs CA Palm Springs International Airport (Airport Revenue)	6.40	7-1-2023	500,000	507,985
Palo Verde CA Unified School District FlexFund Program (Education Revenue)	4.80	9-1-2027	1,487,923	1,572,794
Paramount CA Unified School District CAB Election of 2006 (GO) ¤	0.00	8-1-2033	2,500,000	1,094,400
Pasadena CA Old Pasadena Parking Facilities Project (Miscellaneous Revenue)	6.25	1-1-2018	560,000	599,234
Perris CA PFA Series A (Tax Revenue, National Insured)	5.25	10-1-2020	1,030,000	1,032,956
Perris CA PFA Series A (Tax Revenue)	5.75	10-1-2031	2,045,000	2,088,477
Pico Rivera CA Water Authority Series A (Water & Sewer Revenue, National Insured)	5.50	5-1-2019	1,640,000	1,767,608
Pico Rivera CA Water Authority Series A (Water & Sewer Revenue)	6.25	12-1-2032	5,065,000	5,072,142
Pioneer CA Union Elementary School District Certificate of Participation (Miscellaneous Revenue, National Insured)	5.00	8-1-2029	1,635,000	1,721,966
Pomona CA Unified School District Series A (GO, National Insured)	6.55	8-1-2029	1,480,000	1,863,927
Poway CA Unified School District CAB Election of 2008 Improvement District 07-1-A (GO) ¤	0.00	8-1-2024	1,800,000	1,342,332
Rancho Cucamonga CA Redevelopment Agency Rancho Redevelopment Project Area (Tax Revenue, AGM Insured)	5.00	9-1-2032	1,870,000	2,113,362
Redwood City CA RDA CAB Redevelopment Project Area 2-A (Tax Revenue, Ambac Insured) ¤	0.00	7-15-2030	3,505,000	1,717,240
Rialto CA Unified School District CAB Election of 2010 Series A (GO, AGM Insured) ¤	0.00	8-1-2026	3,320,000	2,240,469
Richmond CA Joint Powers Financing Authority Civic Center Project Series A (Miscellaneous Revenue, AGM Insured)	5.88	8-1-2037	5,000,000	5,663,800
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue)	6.25	7-1-2024	7,500,000	8,743,875
Riverside County CA Asset Leasing Corporation Riverside County Hospital Project (Miscellaneous Revenue, National Insured) ¤	0.00	6-1-2026	10,000,000	6,679,000
Riverside County CA Palm Desert Financing Authority Series A (Miscellaneous Revenue)	6.00	5-1-2022	4,105,000	4,622,599
Roseville CA Certificate of Participation 316 Vernon Street Project (Miscellaneous Revenue) %%	5.00	8-1-2045	3,865,000	4,159,784
Roseville CA Natural Gas Financing Authority (Utilities Revenue)	5.00	2-15-2025	1,930,000	2,181,614
Sacramento CA Airport System AMT Senior Series B (Airport Revenue, AGM Insured)	5.75	7-1-2024	2,000,000	2,249,680
Sacramento CA Certificate of Participation Animal Care & Youth Detention Program (Miscellaneous Revenue, Ambac Insured)	5.00	10-1-2025	1,085,000	1,169,814

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage California Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Sacramento CA City Financing Authority Series A (Miscellaneous Revenue, Ambac Insured)	5.40%	11-1-2020	$2,500,000	$2,741,700
Sacramento CA City School Joint Refunding Bond Series A (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	3-1-2040	2,165,000	2,320,534
Sacramento CA Special Tax Refunding North Natomas Community Facilities (Tax Revenue) %%	5.00	9-1-2032	640,000	700,851
Sacramento CA Special Tax Refunding North Natomas Community Facilities (Tax Revenue) %%	5.00	9-1-2033	600,000	653,886
Sacramento CA Unified School District Election of 2012 Series A (GO, Build America Mutual Assurance Company Insured)	5.25	8-1-2033	1,000,000	1,130,560
Sacramento CA Unified School District Election of 2012 Series C (GO, AGM Insured)	5.00	8-1-2033	2,735,000	3,078,543
San Bernardino City CA Unified School District Election of 2012 Series C (GO, AGM Insured) %%	5.00	8-1-2040	8,000,000	8,692,960
San Bernardino County CA Certificate of Participation Arrowhead Project Series A (Miscellaneous Revenue)	5.50	8-1-2020	6,000,000	6,822,840
San Bernardino County CA Certificate of Participation Medical Center Financing Project (Miscellaneous Revenue, National Insured)	5.00	8-1-2028	5,815,000	5,827,793
San Buenaventura CA Public Facilities Financing Authority Water Revenue Series B (Water & Sewer Revenue)	5.00	7-1-2042	4,000,000	4,419,440
San Diego CA Community College Election of 2002 (GO)	5.00	8-1-2031	4,000,000	4,601,520
San Diego CA PFFA Ballpark Project Series A (Miscellaneous Revenue, Ambac Insured)	5.25	2-15-2026	4,950,000	5,259,771
San Diego CA PFFA Ballpark Project Series A (Miscellaneous Revenue, Ambac Insured)	5.25	2-15-2032	3,825,000	4,040,960
San Diego CA RDA CAB Tax Allocation Centre (Tax Revenue, AGM Insured) ¤	0.00	9-1-2023	885,000	685,574
San Diego CA RDA Centre City Sub Parking Series B (Transportation Revenue)	5.30	9-1-2020	1,060,000	1,061,982
San Diego CA RDA Naval Training Center Series A (Tax Revenue)	5.00	9-1-2025	575,000	632,460
San Francisco CA City & County Certificate of Participation Multiple Capital Improvement Projects Series A (Miscellaneous Revenue)	5.20	4-1-2026	3,000,000	3,353,130
San Francisco CA City & County Redevelopment Agency Mission Bay North Redevelopment Project Series C (Tax Revenue)	4.50	8-1-2016	250,000	260,028
San Francisco CA City & County Redevelopment Agency Mission Bay South Redevelopment Project Series A (Tax Revenue)	5.00	8-1-2043	2,500,000	2,686,825
San Francisco CA Municipal Transportation (Transportation Revenue)	5.00	3-1-2039	6,000,000	6,710,520
San Gorgonio CA Memorial Healthcare (GO)	5.00	8-1-2032	1,750,000	1,919,890
San Gorgonio CA Memorial Healthcare (GO)	5.50	8-1-2028	2,525,000	2,926,601
San Gorgonio CA Memorial Healthcare Election of 2006 Series B (GO)	5.63	8-1-2038	5,000,000	5,227,950
San Gorgonio CA Memorial Healthcare Election of 2006 Series C (GO)	7.10	8-1-2033	3,000,000	3,397,560
San Joaquin Delta CA Community College District Election of 2004 Series C (GO)	5.00	8-1-2033	3,195,000	3,639,840
San Joaquin Delta CA Community College District Election of 2004 Series C (GO)	5.00	8-1-2034	3,315,000	3,762,558
San Jose CA Libraries & Parks Project (GO)	5.13	9-1-2031	2,040,000	2,048,242
San Jose CA RDA Tax Allocation Refunding Bond Merged Area Redevelopment Project Series C (Tax Revenue, National Insured)	5.00	8-1-2025	1,845,000	1,979,962
San Jose CA RDA Tax Allocation Refunding Bond Merged Area Redevelopment Project Series C (Tax Revenue, National Insured)	5.00	8-1-2026	950,000	1,017,051
San Jose CA Unified School District CAB (Miscellaneous Revenue, AGM Insured) ¤	0.00	1-1-2021	1,205,000	1,082,367
San Jose CA Unified School District CAB (Miscellaneous Revenue, AGM Insured) ¤	0.00	1-1-2026	3,175,000	2,370,900
San Marcos CA Unified School District Special Tax Community Facilities District #4 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2034	1,725,000	1,919,218
San Marcos CA Unified School District Special Tax Community Facilities District #5 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2028	1,290,000	1,468,433
San Marcos CA Unified School District Special Tax Community Facilities District #5 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	9-1-2029	1,345,000	1,524,584

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage California Tax-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
San Rafael City CA High School District CAB Election of 2002 Series B (GO, National Insured) ¤	0.00%	8-1-2023	$1,260,000	$995,526
San Ramon CA Redevelopment Agency Sub Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	2-1-2038	3,000,000	3,274,290
Sanger CA Unified School District Refunding Bond (GO, National Insured)	5.60	8-1-2023	2,000,000	2,220,900
Santa Ana CA Community Redevelopment Merged Project Area Series A (Tax Revenue)	6.00	9-1-2022	2,000,000	2,338,200
Santa Ana CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2038	15,000,000	5,432,700
Santa Cruz County CA RDA Live Oak Soquel Community Improvement Project (Tax Revenue)	6.63	9-1-2029	2,100,000	2,432,136
Santa Rosa CA High School District (GO)	5.00	8-1-2024	1,005,000	1,180,996
Simi Valley CA Unified School District Capital Improvement Projects (Miscellaneous Revenue, Ambac Insured)	5.25	8-1-2022	1,970,000	2,091,648
Sonoma Valley CA Community RDA The Springs Redevelopment Project (Tax Revenue, AGM Insured)	6.50	8-1-2028	3,000,000	3,014,880
Sonoma Valley CA Unified School District CAB Election of 2010 Series A (GO) ¤	0.00	8-1-2027	1,020,000	632,808
South Pasadena CA Unified School District Series A (GO, FGIC Insured)	5.55	11-1-2020	585,000	654,791
Southern California Public Power Authority Natural Gas Project #1 Series A (Utilities Revenue)	5.25	11-1-2025	1,000,000	1,149,700
Southwest Community California Finance Authority Riverside County (Miscellaneous Revenue)	6.38	5-1-2033	3,065,000	3,467,036
Stockton CA Unified School District Election of 2012 Series A (GO, AGM Insured)	5.00	8-1-2038	1,025,000	1,135,341
Sutter Butte CA Flood Control Agency (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	10-1-2040	3,545,000	3,915,913
Tender Option Bond Trust Receipts for Los Angeles CA Series ZF0183 (Miscellaneous Revenue, JPMorgan Chase & Company LIQ) 144Aø	0.22	12-1-2022	8,925,000	8,925,000
Tender Option Bond Trust Receipts for San Jose CA Series B (Airport Revenue, Ambac/AGM Insured, JPMorgan Chase & Company LIQ) 144Aø	0.27	9-1-2030	3,000,000	3,000,000
Tender Option Bond Trust Receipts for Semitropic CA Improvement District Water Storage Series A (Water & Sewer Revenue, JPMorgan Chase & Company LIQ) 144Aø	0.27	6-1-2017	9,590,000	9,590,000
Torrance CA Certificate of Participation (Miscellaneous Revenue)	5.25	6-1-2039	5,385,000	6,040,139
Tracy CA Operating Partnership Joint Powers Authority Capital Improvement Projects (Miscellaneous Revenue, AGM Insured)	6.25	10-1-2033	1,000,000	1,143,440
Tulare CA PFFA Capital Facilities Project (Miscellaneous Revenue, AGM Insured)	5.25	4-1-2027	3,000,000	3,321,360
Turlock CA Irrigation District Revenue Refunding Bond Subordinated First Priority (Utilities Revenue)	5.50	1-1-2041	2,000,000	2,265,360
Union City CA Community RDA (Tax Revenue, AGM Insured)	5.25	10-1-2033	8,000,000	9,220,960
Union City CA Community RDA Series A (Tax Revenue, Ambac Insured)	5.38	10-1-2034	3,685,000	3,693,807
University of California General Revenue Bonds Series AI (Education Revenue)	5.00	5-15-2038	2,000,000	2,238,440
University of California Regents Medical Center Series J (Health Revenue)	5.00	5-15-2033	2,265,000	2,541,715
University of California Regents Medical Center Series J (Health Revenue)	5.25	5-15-2038	10,000,000	11,349,700
Vacaville CA Unified School District (Miscellaneous Revenue, AGM Insured)	6.50	12-1-2034	1,260,000	1,490,026
Vallejo CA Unified School District Refunding Bond Series A (GO, National Insured)	5.90	2-1-2017	1,000,000	1,073,170
Vallejo CA Water Revenue Refunding Bond (Water & Sewer Revenue)	5.25	5-1-2031	1,000,000	1,130,690
Ventura County CA PFA Series A (Miscellaneous Revenue)	5.00	11-1-2038	4,250,000	4,696,760
Walnut CA Energy Center Authority Series A (Utilities Revenue)	5.00	1-1-2034	3,115,000	3,516,773
Walnut CA Unified School District Series C (GO, FGIC Insured)	5.75	8-1-2015	400,000	401,920
Washington Township CA Healthcare District Election of 2004 Series B (GO)	5.50	8-1-2038	1,500,000	1,749,510
West Contra Costa CA Unified School District (GO, AGM Insured)	5.25	8-1-2024	1,350,000	1,595,484
West Contra Costa CA Unified School District CAB Election of 2005 Series B (GO)	6.00	8-1-2027	1,080,000	1,410,350
West Contra Costa CA Unified School District CAB Election of 2005 Series C-1 (GO, AGM Insured) ¤	0.00	8-1-2021	6,000,000	5,113,560

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage California Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Wiseburn CA School District CAB (GO, AGM Insured) ¤	0.00%	8-1-2027	$1,525,000	$978,730
Yorba Linda CA RDA CAB Series A (Tax Revenue, National Insured) ¤	0.00	9-1-2019	2,010,000	1,731,545

				853,584,716

Guam: 0.31%
Guam Government Business Privilege Tax Series A (Tax Revenue)	5.00	1-1-2031	1,000,000	1,092,030
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.25	7-1-2033	1,500,000	1,661,970

				2,754,000

Illinois: 0.61%
Illinois (GO, AGM Insured)	5.00	2-1-2027	5,000,000	5,335,750

New York: 1.08%
New York NY Municipal Water Finance Authority Series AA3 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.17	6-15-2032	5,000,000	5,000,000
New York NY Transitional Finance Authority Sub Series 2A (Tax Revenue, Dexia Credit Local LIQ) ø	0.17	11-1-2022	4,500,000	4,500,000

				9,500,000

Texas: 0.74%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A (Resource Recovery Revenue) ø	0.20	12-1-2039	6,500,000	6,500,000

Virgin Islands: 0.51%
Virgin Islands PFA Matching Fund Loan Note Senior Lien (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2029	4,000,000	4,541,960

Total Municipal Obligations (Cost $816,151,004)				882,216,426

Other: 0.28%
Nuveen California AMT-Free Municipal Income Fund, Institutional MuniFund Term Preferred Shares ±144A§	0.54	7-1-2018	2,500,000	2,484,125

Total Other (Cost $2,500,000)				2,484,125

	Yield		Shares
Short-Term Investments: 0.31%

Investment Companies: 0.31%
Wells Fargo Advantage California Municipal Money Market Fund, Institutional Class (l)(u)##	0.01		2,687,265	2,687,265

Total Short-Term Investments (Cost $2,687,265)				2,687,265

Total investments in securities (Cost $821,338,269) *	100.73%	887,387,816
Other assets and liabilities, net	(0.73)	(6,431,950)

Total net assets	100.00%	$880,955,866

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage California Tax-Free Fund	17

¤	The security is issued in zero coupon form with no periodic interest payments.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

##	All or a portion of this security is segregated for when-issued securities.

%%	The security is issued on a when-issued basis.

§	The security is subject to a demand feature which reduces the effective maturity.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $821,432,830 and unrealized gains (losses) consists of:

Gross unrealized gains	$66,380,924
Gross unrealized losses	(425,938)

Net unrealized gains	$65,954,986

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage California Tax-Free Fund	Statement of assets and liabilities—June 30, 2015

Assets
Investments
In unaffiliated securities, at value (cost $818,651,004)	$884,700,551
In affiliated securities, at value (cost $2,687,265)	2,687,265

Total investments, at value (cost $821,338,269)	887,387,816
Receivable for investments sold	7,930,197
Receivable for Fund shares sold	1,137,994
Receivable for interest	9,737,151
Prepaid expenses and other assets	44,927

Total assets	906,238,085

Liabilities
Dividends payable	584,515
Payable for investments purchased	22,064,945
Payable for Fund shares redeemed	2,074,373
Advisory fee payable	174,359
Distribution fees payable	31,450
Administration fees payable	132,573
Accrued expenses and other liabilities	220,004

Total liabilities	25,282,219

Total net assets	$880,955,866

NET ASSETS CONSIST OF
Paid-in capital	$825,316,793
Undistributed net investment income	63,314
Accumulated net realized losses on investments	(10,473,788)
Net unrealized gains on investments	66,049,547

Total net assets	$880,955,866

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$470,368,327
Shares outstanding – Class A1	39,910,705
Net asset value per share – Class A	$11.79
Maximum offering price per share – Class A2	$12.35
Net assets – Class B	$168,091
Shares outstanding – Class B1	13,979
Net asset value per share – Class B	$12.02
Net assets – Class C	$50,786,904
Shares outstanding – Class C1	4,225,635
Net asset value per share – Class C	$12.02
Net assets – Administrator Class	$210,265,025
Shares outstanding – Administrator Class[1]	17,805,910
Net asset value per share – Administrator Class	$11.81
Net assets – Institutional Class	$149,367,519
Shares outstanding – Institutional Class[1]	12,648,905
Net asset value per share – Institutional Class	$11.81

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2015	Wells Fargo Advantage California Tax-Free Fund	19

Investment income
Interest	$33,260,060
Income from affiliated securities	4,950

Total investment income	33,265,010

Expenses
Advisory fee	2,883,718
Administration fees
Fund level	424,418
Class A	763,880
Class B	464
Class C	78,764
Administrator Class	262,891
Institutional Class	47,202 [1]
Shareholder servicing fees
Class A	1,193,563
Class B	726
Class C	123,068
Administrator Class	657,227
Distribution fees
Class B	2,176
Class C	369,205
Custody and accounting fees	45,008
Professional fees	53,743
Registration fees	61,269
Shareholder report expenses	40,055
Trustees’ fees and expenses	12,662
Other fees and expenses	20,804

Total expenses	7,040,843
Less: Fee waivers and/or expense reimbursements	(988,279)

Net expenses	6,052,564

Net investment income	27,212,446

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	2,254,786
Net change in unrealized gains (losses) on investments	(760,677)

Net realized and unrealized gains (losses) on investments	1,494,109

Net increase in net assets resulting from operations	$28,706,555

[1]	For the period from October 31, 2014 (commencement of class operations) to June 30, 2015

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage California Tax-Free Fund	Statement of changes in net assets

	Year ended June 30, 2015		Year ended June 30, 2014

Operations
Net investment income		$27,212,446		$27,474,942
Net realized gains (losses) on investments		2,254,786		(7,969,948)
Net change in unrealized gains (losses) on investments		(760,677)		40,840,249

Net increase in net assets resulting from operations		28,706,555		60,345,243

Distributions to shareholders from
Net investment income
Class A		(15,140,747)		(17,478,188)
Class B		(7,112)		(21,063)
Class C		(1,189,812)		(1,264,985)
Administrator Class		(8,899,925)		(8,710,527)
Institutional Class		(1,974,850)[1]		N/A

Total distributions to shareholders		(27,212,446)		(27,474,763)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,711,161	56,157,629	4,229,217	47,692,279
Class C	775,910	9,442,120	613,042	7,120,326
Administrator Class	11,314,902	135,638,547	13,533,288	153,783,924
Institutional Class	13,920,921 [1]	167,143,717 [1]	N/A	N/A

		368,382,013		208,596,529

Reinvestment of distributions
Class A	1,156,627	13,795,754	1,400,779	15,843,627
Class B	546	6,640	1,755	20,186
Class C	87,749	1,067,361	100,196	1,156,478
Administrator Class	487,746	5,829,813	392,568	4,459,734
Institutional Class	6,023 [1]	71,726 [1]	N/A	N/A

		20,771,294		21,480,025

Payment for shares redeemed
Class A	(5,715,891)	(68,058,187)	(11,091,534)	(124,365,269)
Class B	(28,490)	(345,266)	(44,341)	(509,337)
Class C	(477,683)	(5,795,267)	(902,960)	(10,308,439)
Administrator Class	(17,223,780)	(206,068,914)	(11,305,315)	(127,059,923)
Institutional Class	(1,278,039)[1]	(15,297,220)[1]	N/A	N/A

		(295,564,854)		(262,242,968)

Net increase (decrease) in net assets resulting from capital share transactions		93,588,453		(32,166,414)

Total increase in net assets		95,082,562		704,066

Net assets
Beginning of period		785,873,304		785,169,238

End of period		$880,955,866		$785,873,304

Undistributed net investment income		$63,314		$66,892

[1]	For the period from October 31, 2014 (commencement of class operations) to June 30, 2015

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Tax-Free Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.73	$11.21	$11.37	$10.53	$10.69
Net investment income	0.38	0.42	0.40	0.45	0.46
Net realized and unrealized gains (losses) on investments	0.06	0.52	(0.16)	0.84	(0.16)

Total from investment operations	0.44	0.94	0.24	1.29	0.30
Distributions to shareholders from
Net investment income	(0.38)	(0.42)	(0.40)	(0.45)	(0.46)
Net asset value, end of period	$11.79	$11.73	$11.21	$11.37	$10.53
Total return[1]	3.74%	8.58%	2.06%	12.46%	2.89%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.83%	0.83%	0.82%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.17%	3.71%	3.46%	4.08%	4.36%
Supplemental data
Portfolio turnover rate	30%	41%	23%	41%	23%
Net assets, end of period (000s omitted)	$470,368	$466,411	$506,770	$512,957	$483,091

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage California Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.97	$11.44	$11.60	$10.74	$10.91
Net investment income	0.30 [1]	0.34 [1]	0.32 [1]	0.38 [1]	0.39 [1]
Net realized and unrealized gains (losses) on investments	0.04	0.53	(0.16)	0.86	(0.17)

Total from investment operations	0.34	0.87	0.16	1.24	0.22
Distributions to shareholders from
Net investment income	(0.29)	(0.34)	(0.32)	(0.38)	(0.39)
Net asset value, end of period	$12.02	$11.97	$11.44	$11.60	$10.74
Total return[2]	2.87%	7.76%	1.33%	11.66%	2.06%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.58%	1.58%	1.58%	1.56%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	2.45%	2.97%	2.72%	3.37%	3.57%
Supplemental data
Portfolio turnover rate	30%	41%	23%	41%	23%
Net assets, end of period (000s omitted)	$168	$502	$966	$1,618	$2,566

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Tax-Free Fund	23

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.96	$11.43	$11.59	$10.74	$10.90
Net investment income	0.29	0.34	0.32	0.38	0.39
Net realized and unrealized gains (losses) on investments	0.06	0.53	(0.16)	0.85	(0.16)

Total from investment operations	0.35	0.87	0.16	1.23	0.23
Distributions to shareholders from
Net investment income	(0.29)	(0.34)	(0.32)	(0.38)	(0.39)
Net asset value, end of period	$12.02	$11.96	$11.43	$11.59	$10.74
Total return[1]	2.96%	7.77%	1.33%	11.56%	2.16%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.58%	1.58%	1.58%	1.57%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	2.42%	2.96%	2.70%	3.31%	3.61%
Supplemental data
Portfolio turnover rate	30%	41%	23%	41%	23%
Net assets, end of period (000s omitted)	$50,787	$45,934	$46,050	$44,920	$33,772

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage California Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.75	$11.23	$11.39	$10.55	$10.71
Net investment income	0.40	0.44	0.43	0.48	0.48
Net realized and unrealized gains (losses) on investments	0.06	0.52	(0.16)	0.84	(0.16)

Total from investment operations	0.46	0.96	0.27	1.32	0.32
Distributions to shareholders from
Net investment income	(0.40)	(0.44)	(0.43)	(0.48)	(0.48)
Net asset value, end of period	$11.81	$11.75	$11.23	$11.39	$10.55
Total return	3.95%	8.79%	2.27%	12.67%	3.10%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.77%	0.77%	0.76%	0.75%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	3.39%	3.91%	3.65%	4.26%	4.54%
Supplemental data
Portfolio turnover rate	30%	41%	23%	41%	23%
Net assets, end of period (000s omitted)	$210,265	$273,026	$231,383	$179,670	$118,170

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage California Tax-Free Fund	25

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended June 30, 2015[1]
Net asset value, beginning of period	$11.99
Net investment income	0.27
Net realized and unrealized gains (losses) on investments	(0.18)

Total from investment operations	0.09
Distributions to shareholders from
Net investment income	(0.27)
Net asset value, end of period	$11.81
Total return[2]	0.72%
Ratios to average net assets (annualized)
Gross expenses	0.50%
Net expenses	0.48%
Net investment income	3.35%
Supplemental data
Portfolio turnover rate	30%
Net assets, end of period (000s omitted)	$149,368

[1]	For the period from October 31, 2014 (commencement of class operations) to June 30, 2015

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage California Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage California Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Advantage California Tax-Free Fund	27

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(3,578)	$3,578

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of June 30, 2015, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

No expiration
2018	Short-term
$1,227,211	$7,857,297

As of June 30, 2015, the Fund had $1,294,721 of current year deferred post-October capital losses, which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	Wells Fargo Advantage California Tax-Free Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$882,216,426	$0	$882,216,426

Other	0	2,484,125	0	2,484,125

Short-term investments
Investment companies	2,687,265	0	0	2,687,265
Total assets	$2,687,265	$884,700,551	$0	$887,387,816

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2015, the advisory fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A shares, 1.50% for Class B shares, 1.50% for Class C shares 0.55% for Administrator Class shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act.

Notes to financial statements	Wells Fargo Advantage California Tax-Free Fund	29

Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended June 30, 2015, Funds Distributor received $33,285 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2015 were $280,938,427 and $225,635,600, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2015, the Fund paid $889 in commitment fees.

For the year ended June 30, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $27,212,446 and $27,474,763 of tax-exempt income for the years ended June 30, 2015 and June 30, 2014, respectively.

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$649,355	$65,954,986	$(1,294,721)	$(9,084,508)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Advantage California Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage California Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage California Tax-Free Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

Other information (unaudited)	Wells Fargo Advantage California Tax-Free Fund	31

TAX INFORMATION

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage California Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage California Tax-Free Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage California Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage California Tax-Free Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement applicable to Fund-level administrative services (the “Administration Agreement”). The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

Other information (unaudited)	Wells Fargo Advantage California Tax-Free Fund	35

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review except the first quarter of 2015. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark and Universe for the periods noted above. The Board took note of the explanations for the relative underperformance, including an explanation of the market environment that affected the Fund’s performance, and the performance of the Fund relative to the Universe.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or equal to the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

36	Wells Fargo Advantage California Tax-Free Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management and the Sub-Adviser, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole.

Funds Management and the Sub-Adviser explained the methodologies and estimates that they used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or the Sub-Adviser to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage California Tax-Free Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235267 08-15 A249/AR249 06-15

Wells Fargo Advantage

Colorado Tax-Free Fund

Annual Report

June 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Colorado Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Colorado Tax-Free Fund for the 12-month period that ended June 30, 2015. The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate. Ten-year municipal yields declined in the first half of the reporting period and then retraced their path higher in the second half; shorter-term yields rose modestly. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, returned 3.0% during the 12-month reporting period.

Monetary policy was accommodative, and economic growth was moderate.

The Fed kept its key interest rate near zero in order to support the economy and the financial system. It ended its quantitative easing program in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate in 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB expanded its quantitative easing program to include the purchase of eurozone government bonds. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

U.S. economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.3% as of June 2015, and inflation remained below the Fed’s longer-run objective of a 2% pace. The period was also marked by dramatically lower oil prices, which fell from more than $90 per barrel at the beginning of the period to below $50 per barrel in early 2015 before stabilizing near $60 per barrel at the end of June 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured states and municipalities with oil-dependent economies.

Supply and demand technical factors supported municipals.

Demand for municipal debt, as measured by cash flows to mutual funds, was positive for the reporting period. Inflows of more than $25 billion occurred during the first 10 months of the reporting period, but investor demand waned in May and June 2015 as nearly $2 billion in municipal fund redemptions took place alongside higher yields and lower bond prices. On the supply side, refunding outpaced new issuance for capital projects. After several years of negative net new supply, issuance in the first half of 2015 was on track for positive net supply as municipalities both seek to refinance outstanding bonds ahead of higher interest rates and cannot defer necessary capital investments.

Municipal credit fundamentals were solid.

Although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. The state of New Jersey, state of Illinois, and various Chicago credits were downgraded multiple notches due to growing fiscal strains from underfunded pension and other post-employment-benefit liabilities. We believe each issuer has the ability to resolve its financial situation but so far has lacked the political will to do so. Puerto Rico, whose debt is now rated below

[1]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	3

investment grade, continued to struggle to regain its financial footing. Detroit exited its bankruptcy in December 2014, about one-and-a half years after it entered Chapter 9 bankruptcy.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate-debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Colorado Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Colorado individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Adrian Van Poppel

Average annual total returns1 (%) as of June 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NWCOX)	7-31-1995	(0.85)	3.70	3.46	3.82	4.66	3.94	0.94	0.85
Class C (WCOTX)	3-31-2008	2.05	3.88	3.15	3.05	3.88	3.15	1.69	1.60
Administrator Class (NCOTX)	8-23-1993	–	–	–	4.08	4.92	4.20	0.88	0.60
Barclays Municipal Bond Index[4]	–	–	–	–	3.00	4.50	4.45	–	–
Barclays Colorado Municipal Bond Index[5]	–	–	–	–	3.85	5.22	4.86	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Colorado municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2015

[1]	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has contractually committed through October 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Barclays Colorado Municipal Bond Index is the Colorado component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Colorado Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality and credit quality ratings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Colorado Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed the Barclays Municipal Bond Index and underperformed the Barclays Colorado Municipal Bond Index for the 12-month period that ended June 30, 2015.

■	Main contributors to performance included security selection and the Fund’s overweight to A-rated and BBB-rated bonds. Within security selection, the E-470 Toll Road and Regional Transportation District bond did well.

■	The Fund’s yield curve positioning was a detractor. The Fund was underweight the longest part of the yield curve (compared with the Barclays Colorado Municipal Bond Index), which was among the best performing parts of the curve.

■	The shape of the yield curve influenced our decision to focus on bond purchases in the steeper portion of the yield curve and maintain existing positions that were initially acquired at attractive yields. As credit spreads tightened over the period, we sold lower-rated and nonrated positions into a strong bid for yield.

The period was marked by the anticipation of higher rates.

The U.S. Federal Reserve (Fed) maintained its ultra-low rate policy while indicating its intention to begin moving to a more normalized monetary policy. In addition, the European Central Bank announced a 1-trillion-euro quantitative easing program to ward off deflation and stimulate the economy. Over the year, the 10-year U.S. Treasury yield fell from a high of 2.64% on July 3, 2014, to a low of 1.64% on January 30, 2015, before climbing to 2.36% at the end of the reporting period.

Municipal yields ended the fiscal year close to where they started with the exception of bonds with maturities between one and eight years, which ended with higher yields. During the first half of the period, investor demand combined with limited supply—both new-issue and refunding volume—drove yields lower, caused credit spreads to compress, and helped long-term bonds outperform. The second half of the period saw a dramatically increased supply (about 29% over the same prior-year period) and lower, yet positive, investor demand. During the second half of the period, longer-term bonds underperformed and credit spreads widened, although spreads remained slightly wider than historical norms.

Credit quality[7] as of June 30, 2015

We emphasized sector allocation and security selection.

We continued our focus on revenue bonds. The Fund’s overweight to revenue bonds was a positive contributor to performance because revenue bonds outperformed general obligation bonds by a wide margin. The main overweight allocations within the revenue subsectors included appropriation, education, and special tax. The Fund’s underweight to the hospital sector hurt performance because it was the best-performing sector in the Barclays Municipal Bond Index. Puerto Rico, often used in state-specific funds due to its state-tax exemption, came under increased pressure as a lack of market access, combined with further economic and fiscal declines, created a negative spiral of the credit. The Fund had no exposure to Puerto Rico debt. Despite the headlines surrounding Puerto Rico and other troubled credits, in our view, municipal defaults will likely remain extremely rare.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	7

Effective maturity distribution[8] as of June 30, 2015

Colorado’s diverse economy should limit downside risks related to lower oil prices.

Colorado is the 7th-largest oil-producing state and has the 10th-highest concentration of workers employed in oil- and gas-related industries. Most of Colorado’s oil production is concentrated in Weld County, so issuers in that region will likely suffer more potential credit weakness than other areas of the state. However, the state’s 1.2% share of workers employed in oil and gas extraction is much lower than other states, some of which have concentrations reaching nearly 6.0%. We believe Colorado’s economy as a whole to be reasonably diverse and that other parts of the state’s economy, such as tourism and the region’s large transportation and distribution sectors, could be positively affected by lower energy costs and gas prices.

Going forward, we expect to continue a defensive posture in the Fund.

With the economy continuing to improve and the Fed poised to normalize monetary policy, we believe interest rates are biased higher. We are monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates. We expect economic growth to accelerate through the end of the calendar year and the Fed to likely begin raising rates by year-end.

Please see footnotes on page 5.

8	Wells Fargo Advantage Colorado Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,000.34	$4.22	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$996.64	$7.92	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$1,001.58	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Colorado Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 98.25%

Arizona: 1.22%
Phoenix AZ IDA Rowan University Project (Education Revenue)	5.25%	6-1-2034	$1,000,000	$1,097,670

California: 3.29%
Grossmont CA Deutsche Bank SPEAR/LIFER Trust Series DBE 649 (GO, National Insured, Deutsche Bank LIQ) 144Aø	0.23	6-1-2031	500,000	500,000
Inglewood CA Unified School District (Tax Revenue, AGM Insured)	5.25	10-15-2021	1,000,000	1,157,630
Norco CA Redevelopment Agency Project Area #1 (Tax Revenue)	6.00	3-1-2036	1,120,000	1,311,117

				2,968,747

Colorado: 83.20%
Adams County CO Rangeview Library District Certificate of Participation Series 2015 (Miscellaneous Revenue, AGM Insured)	5.00	12-15-2029	1,000,000	1,138,870
Arapahoe County CO Centennial 25 Metropolitan District (Tax Revenue)	6.38	12-1-2016	135,000	135,541
Arapahoe County CO Water & Wastewater Authority (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2033	500,000	537,430
Aspen CO Aspen Valley Hospital Refunding District Bonds Series 2012 (Health Revenue)	5.00	10-15-2033	600,000	635,640
Aurora CO Certificate of Participation Refunding Bonds Series 2009A (Miscellaneous Revenue)	5.00	12-1-2027	2,000,000	2,246,240
Aurora CO E-470 Public Highway Authority CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	9-1-2034	4,000,000	1,769,600
Aurora CO First Lien Water Improvement Bonds Series 2007A (Water & Sewer Revenue, Ambac Insured)	5.00	8-1-2039	1,000,000	1,068,990
Canon City CO Finance Authority Certificate of Participation Series 2008 (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2032	150,000	164,281
Colorado Board of Governors State University System Enterprise Bonds Series 2013C (Education Revenue)	5.25	3-1-2033	725,000	821,650
Colorado ECFA Alexander Dawson School LLC Project (Education Revenue)	5.00	2-15-2040	1,000,000	1,085,290
Colorado ECFA Charter School American Academy Project (Education Revenue)	7.25	12-1-2028	1,000,000	1,137,440
Colorado ECFA Charter School American Academy Project (Education Revenue)	7.38	12-1-2028	1,000,000	1,141,440
Colorado ECFA Charter School Aspen Ridge School Project Series 2015A (Education Revenue) 144A	4.13	7-1-2026	625,000	621,175
Colorado ECFA Charter School Banning Lewis Ranch Academy Project (Education Revenue) 144A	6.13	12-15-2035	430,000	434,064
Colorado ECFA Charter School Collegiate Project (Education Revenue, Syncora Guarantee Incorporated Insured)	5.00	6-15-2019	855,000	857,556
Colorado ECFA Charter School Collegiate Project (Education Revenue, Syncora Guarantee Incorporated Insured)	5.25	6-15-2024	1,140,000	1,142,531
Colorado ECFA Charter School District Montessori Charter School Project (Miscellaneous Revenue)	5.00	7-15-2037	1,150,000	1,213,446
Colorado ECFA Charter School Pinnacle High School Project (Education Revenue)	5.13	12-1-2039	500,000	522,770
Colorado ECFA Charter School Refunding and Improvement Bonds Skyview Academy Project Series 2014 (Education Revenue) 144A	4.13	7-1-2024	500,000	515,950
Colorado ECFA Charter School Refunding and Improvement Bonds University Laboratory School Project 2015 (Education Revenue) 144A	5.00	12-15-2028	600,000	621,756
Colorado ECFA Charter School Refunding and Improvement Bonds University Laboratory School Project 2015 (Education Revenue) 144A	4.00	12-15-2025	535,000	531,378
Colorado ECFA Charter School Twin Peaks Charter Academy (Education Revenue)	6.75	11-15-2028	750,000	882,353
Colorado ECFA Cheyenne Mountain Charter School Series A (Education Revenue)	5.25	6-15-2029	590,000	605,429
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series 2010 (Education Revenue)	5.00	9-1-2032	1,265,000	1,384,593
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series B (Education Revenue)	5.00	9-1-2030	1,770,000	1,966,612

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Colorado Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Colorado ECFA Student Housing Campus Village Apartment (Miscellaneous Revenue)	5.50%	6-1-2033	$1,735,000	$1,899,686
Colorado Health Facilities Authority Adventist Health Sunbelt Series D (Health Revenue) ±	5.25	11-15-2027	1,000,000	1,060,480
Colorado Health Facilities Authority Adventist Health Sunbelt Series D (Health Revenue) ±	5.25	11-15-2035	1,000,000	1,058,590
Colorado Health Facilities Authority Catholic Health Initiatives Series B3 (Health Revenue) ±	1.88	7-1-2039	2,000,000	1,973,000
Colorado Health Facilities Authority Catholic Health Initiatives Series D1 (Health Revenue)	6.25	10-1-2033	1,000,000	1,130,460
Colorado Health Facilities Authority Deutsche Bank SPEAR/LIFER Trust Series 1131 (Health Revenue, Deutsche Bank LIQ) 144Aø	0.21	12-1-2042	2,185,000	2,185,000
Colorado Health Facilities Authority Hospital Parkview Medical Center Incorporation (Health Revenue)	5.00	9-1-2025	900,000	907,209
Colorado Health Facilities Authority Sisters of Charity Leavenworth Health System Series 2013A (Health Revenue)	5.50	1-1-2035	1,000,000	1,154,740
Colorado HFA SFMR Class I Series A (Housing Revenue, HUD Insured)	5.50	11-1-2029	65,000	67,143
Colorado HFA Waste Management Incorporated Project (Miscellaneous Revenue)	5.70	7-1-2018	500,000	563,400
Colorado High Performance Transportation Enterprise U.S. 36 and I-25 Managed Lanes (Transportation Revenue)	5.75	1-1-2044	1,200,000	1,276,164
Colorado Partnership Prerefunded Balance University of Colorado Denver Health Science Center Fitzsimons Academic Series B (Miscellaneous Revenue, National Insured)	5.00	11-1-2030	245,000	248,918
Colorado Partnership Unrefunded Balance University of Colorado Denver Health Science Center Fitzsimons Academic Series B (Miscellaneous Revenue, National Insured)	5.00	11-1-2030	755,000	767,072
Colorado Regional Transportation District Certificate of Participation Series 2014A (Miscellaneous Revenue)	5.00	6-1-2044	2,000,000	2,191,400
Colorado Regional Transportation District Certificate of Participation Series 2010A (Miscellaneous Revenue)	5.38	6-1-2031	2,500,000	2,841,875
Colorado Regional Transportation District Certificate of Participation Transit Vehicles Series A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2022	1,000,000	1,085,590
Colorado Regional Transportation District Fastracks Project Bonds Series 2013A (Tax Revenue)	5.00	11-1-2031	1,000,000	1,143,520
Colorado Springs CO Utilities System Improvement Bonds Series 2013 B-2 (Utilities Revenue)	5.00	11-15-2038	3,000,000	3,347,160
Colorado Springs CO Utilities System Sub Lien Improvement Series B (Utilities Revenue, Bayerische Landesbank SPA) ø	0.27	11-1-2036	3,500,000	3,500,000
Colorado Water Reserve Power Development Authority Clean Water Series A (Water & Sewer Revenue)	4.50	9-1-2024	1,000,000	1,007,010
Commerce City CO Sales & Use Tax Bonds Series 2014 (Tax Revenue, AGM Insured)	5.00	8-1-2044	1,250,000	1,374,388
Denver CO City & County Airport System Series A (Airport Revenue, Syncora Guarantee Incorporated Insured)	5.00	11-15-2022	1,250,000	1,272,200
Denver CO City & County Department of Aviation Airport System Bonds Series 2012B (Airport Revenue)	5.00	11-15-2030	2,000,000	2,267,060
Denver CO City & County Excise Tax Series A (Tax Revenue, AGM Insured)	6.00	9-1-2021	2,000,000	2,360,540
Denver CO Convention Center (Tax Revenue, Syncora Guarantee Incorporated Insured)	5.00	12-1-2030	1,205,000	1,232,305
Eaton CO Area Park and Recreational Weld County Series 2015 (GO)	5.50	12-1-2038	1,075,000	1,109,142
El Paso County CO School District #49 (Miscellaneous Revenue, National Insured)	5.00	12-15-2027	1,430,000	1,570,969
Fremont County CO Finance Corporation Certificate of Participation Series 2013 (Miscellaneous Revenue)	5.25	12-15-2038	1,265,000	1,392,727
Garfield County CO Public Library District Lease Purchase Financing Program (Miscellaneous Revenue)	5.00	12-1-2026	715,000	793,314
Glendale CO Certificate of Participation Series 2006 (Miscellaneous Revenue, Syncora Guarantee Incorporated Insured)	5.00	12-1-2025	1,000,000	1,053,310

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Colorado Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Longmont CO Certificates of Participation Series 2014A and Taxable Series 2014B (Miscellaneous Revenue)	5.00%	12-1-2034	$1,000,000	$1,115,490
Park Meadows CO Business Improvement District (Tax Revenue)	5.00	12-1-2017	155,000	163,703
Platte Valley CO Fire Protection District (Miscellaneous Revenue)	5.00	12-1-2036	325,000	338,744
University of Colorado Enterprise System PFOTER Series 3840 (Education Revenue, National Insured, Dexia Credit Local LIQ) ø	0.19	6-1-2025	2,970,000	2,970,000
University of Colorado Enterprise System Series A (Education Revenue)	5.00	6-1-2026	1,000,000	1,142,960
University of Colorado Hospital Authority Series A (Health Revenue)	6.00	11-15-2029	2,000,000	2,292,800

				75,040,094

Guam: 1.82%
Guam Government Business Privilege Tax Series A (Tax Revenue)	5.00	1-1-2031	1,000,000	1,092,030
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.75	12-1-2034	500,000	553,445

				1,645,475

Maryland: 0.52%
Maryland Economic Development Corporation Salisbury University Project (Education Revenue)	5.00	6-1-2027	235,000	252,305
Maryland Economic Development Corporation Salisbury University Project (Education Revenue)	5.00	6-1-2030	200,000	211,854

				464,159

New York: 2.36%
New York NY Transitional Finance Authority Sub Series 2A (Tax Revenue, Dexia Credit Local LIQ) ø	0.17	11-1-2022	2,130,000	2,130,000

Pennsylvania: 1.78%
East Hempfield Township PA IDA Student Services Incorporated Student Housing Project of Millersville University (Education Revenue)	5.00	7-1-2029	500,000	536,315
Pennsylvania Higher Education Facilities Authority Indiana University Student Housing Project Series A (Education Revenue)	5.00	7-1-2032	1,000,000	1,068,100

				1,604,415

Texas: 2.80%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C (Resource Recovery Revenue) ø	0.21	12-1-2039	1,500,000	1,500,000
Texas New Hope Cultural Education Facilities Finance Corporation Student Housing Bonds Tarleton State University Project 2015 (Housing Revenue)	5.00	4-1-2047	1,000,000	1,021,610

				2,521,610

Virgin Islands: 1.26%
Virgin Islands PFA Matching Fund Loan Note Senior Lien (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2029	1,000,000	1,135,490

Total Municipal Obligations (Cost $83,716,002)				88,607,660

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Colorado Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Yield	Shares	Value
Short-Term Investments: 0.95%

Investment Companies: 0.95%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)	0.01%	863,062	$863,062

Total Short-Term Investments (Cost $863,062)			863,062

Total investments in securities (Cost $84,579,064) *	99.20%	89,470,722
Other assets and liabilities, net	0.80	717,519

Total net assets	100.00%	$90,188,241

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.
(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $84,578,783 and unrealized gains (losses) consists of:

Gross unrealized gains	$5,006,333
Gross unrealized losses	(114,394)

Net unrealized gains	$4,891,939

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2015	Wells Fargo Advantage Colorado Tax-Free Fund	13

Assets
Investments
In unaffiliated securities, at value (cost $83,716,002)	$88,607,660
In affiliated securities, at value (cost $863,062)	863,062

Total investments, at value (cost $84,579,064)	89,470,722
Receivable for Fund shares sold	304,285
Receivable for interest	678,403
Prepaid expenses and other assets	7,653

Total assets	90,461,063

Liabilities
Dividends payable	90,854
Payable for Fund shares redeemed	92,239
Advisory fee payable	10,864
Distribution fees payable	2,556
Administration fees payable	12,810
Shareholder report expenses payable	15,546
Shareholder servicing fees payable	18,262
Professional fees payable	29,691

Total liabilities	272,822

Total net assets	$90,188,241

NET ASSETS CONSIST OF
Paid-in capital	$86,444,519
Undistributed net investment income	298,072
Accumulated net realized losses on investments	(1,446,008)
Net unrealized gains on investments	4,891,658

Total net assets	$90,188,241

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$33,721,628
Shares outstanding – Class A1	3,088,842
Net asset value per share – Class A	$10.92
Maximum offering price per share – Class A2	$11.43
Net assets – Class C	$4,172,814
Shares outstanding – Class C1	381,869
Net asset value per share – Class C	$10.93
Net assets – Administrator Class	$52,293,799
Shares outstanding – Administrator Class[1]	4,789,935
Net asset value per share – Administrator Class	$10.92

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Colorado Tax-Free Fund	Statement of operations—year ended June 30, 2015

Investment income
Interest	$3,402,373
Income from affiliated securities	473

Total investment income	3,402,846

Expenses
Advisory fee	300,598
Administration fees
Fund level	42,943
Class A	54,429
Class B	6	[1]
Class C	5,894
Administrator Class	48,179
Shareholder servicing fees
Class A	85,046
Class B	10	[1]
Class C	9,210
Administrator Class	120,447
Distribution fees
Class B	30	[1]
Class C	27,631
Custody and accounting fees	9,524
Professional fees	41,650
Registration fees	13,197
Shareholder report expenses	10,352
Trustees’ fees and expenses	16,699
Other fees and expenses	8,476

Total expenses	794,321
Less: Fee waivers and/or expense reimbursements	(157,084)

Net expenses	637,237

Net investment income	2,765,609

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	239,821
Net change in unrealized gains (losses) on investments	235,851

Net realized and unrealized gains (losses) on investments	475,672

Net increase in net assets resulting from operations	$3,241,281

[1]	For the period from July 1, 2014 to January 6, 2015. Class B shares of the Fund were no longer offered to shareholders effective January 7, 2015.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Colorado Tax-Free Fund	15

	Year ended June 30, 2015		Year ended June 30, 2014

Operations
Net investment income		$2,765,609		$2,900,803
Net realized gains (losses) on investments		239,821		(1,049,877)
Net change in unrealized gains (losses) on investments		235,851		3,718,522

Net increase in net assets resulting from operations		3,241,281		5,569,448

Distributions to shareholders from
Net investment income
Class A		(1,059,973)		(1,250,056)
Class B		(102)[1]		(716)
Class C		(86,629)		(96,231)
Administrator Class		(1,618,905)		(1,553,821)

Total distributions to shareholders		(2,765,609)		(2,900,824)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	195,576	2,149,912	96,947	1,014,701
Class C	106,467	1,175,015	41,291	431,773
Administrator Class	1,336,343	14,710,217	684,942	7,240,642

		18,035,144		8,687,116

Reinvestment of distributions
Class A	92,820	1,022,854	112,938	1,187,298
Class B	9 [1]	102 [1]	68	716
Class C	7,438	82,034	8,833	92,938
Administrator Class	50,754	559,409	51,051	536,696

		1,664,399		1,817,648

Payment for shares redeemed
Class A	(433,987)	(4,763,158)	(1,378,292)	(14,335,416)
Class B	(1,826)[1]	(20,041)[1]	(3,342)	(34,776)
Class C	(71,751)	(781,903)	(136,308)	(1,409,630)
Administrator Class	(678,121)	(7,490,164)	(1,390,335)	(14,456,295)

		(13,055,266)		(30,236,117)

Net increase (decrease) in net assets resulting from capital share transactions		6,644,277		(19,731,353)

Total increase (decrease) in net assets		7,119,949		(17,062,729)

Net assets
Beginning of period		83,068,292		100,131,021

End of period		$90,188,241		$83,068,292

Undistributed net investment income		$298,072		$298,072

[1]	For the period from July 1, 2014 to January 6, 2015. Class B shares of the Fund were no longer offered to shareholders effective January 7, 2015.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Colorado Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.85	$10.46	$10.72	$10.15	$10.35
Net investment income	0.34 [1]	0.35 [1]	0.34	0.38	0.44
Net realized and unrealized gains (losses) on investments	0.07	0.39	(0.26)	0.57	(0.21)

Total from investment operations	0.41	0.74	0.08	0.95	0.23
Distributions to shareholders from
Net investment income	(0.34)	(0.35)	(0.34)	(0.38)	(0.43)
Net asset value, end of period	$10.92	$10.85	$10.46	$10.72	$10.15
Total return[2]	3.82%	7.26%	0.65%	9.51%	2.34%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.94%	0.91%	0.91%	0.89%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.12%	3.35%	3.10%	3.64%	4.25%
Supplemental data
Portfolio turnover rate	23%	33%	36%	41%	22%
Net assets, end of period (000s omitted)	$33,722	$35,088	$46,069	$53,185	$48,218

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Colorado Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.86	$10.47	$10.73	$10.16	$10.36
Net investment income	0.26	0.28	0.26	0.30	0.36
Net realized and unrealized gains (losses) on investments	0.07	0.38	(0.26)	0.57	(0.20)

Total from investment operations	0.33	0.66	0.00	0.87	0.16
Distributions to shareholders from
Net investment income	(0.26)	(0.27)	(0.26)	(0.30)	(0.36)
Net asset value, end of period	$10.93	$10.86	$10.47	$10.73	$10.16
Total return[1]	3.05%	6.46%	(0.10)%	8.69%	1.57%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.69%	1.67%	1.66%	1.64%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.35%	2.60%	2.34%	2.89%	3.50%
Supplemental data
Portfolio turnover rate	23%	33%	36%	41%	22%
Net assets, end of period (000s omitted)	$4,173	$3,689	$4,460	$4,012	$3,763

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Colorado Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.85	$10.46	$10.72	$10.15	$10.35
Net investment income	0.37	0.38	0.36	0.41	0.46
Net realized and unrealized gains (losses) on investments	0.07	0.39	(0.26)	0.57	(0.20)

Total from investment operations	0.44	0.77	0.10	0.98	0.26
Distributions to shareholders from
Net investment income	(0.37)	(0.38)	(0.36)	(0.41)	(0.46)
Net asset value, end of period	$10.92	$10.85	$10.46	$10.72	$10.15
Total return	4.08%	7.53%	0.90%	9.78%	2.59%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.88%	0.86%	0.84%	0.83%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.36%	3.60%	3.34%	3.89%	4.51%
Supplemental data
Portfolio turnover rate	23%	33%	36%	41%	22%
Net assets, end of period (000s omitted)	$52,294	$44,272	$49,549	$43,876	$39,021

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Colorado Tax-Free Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Colorado Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust. Effective January 7, 2015, Class B shares of the Fund are no longer offered. Information for Class B shares reflected in the financial statements represents activity through January 6, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful

20	Wells Fargo Advantage Colorado Tax-Free Fund	Notes to financial statements

based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of June 30, 2015, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No expiration
2018	2019	Short-term
$548,785	$57,793	$821,856

As of June 30, 2015, the Fund had $17,856 of current year deferred post-October capital losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Advantage Colorado Tax-Free Fund	21

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$88,607,660	$0	$88,607,660

Short-term investments
Investment companies	863,062	0	0	863,062
Total assets	$863,062	$88,607,660	$0	$89,470,722

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2015, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, and 0.60% for Administrator Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

22	Wells Fargo Advantage Colorado Tax-Free Fund	Notes to financial statements

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended June 30, 2015, Funds Distributor received $3,287 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2015 were $19,839,116 and $17,830,811, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2015, the Fund paid $92 in commitment fees.

For the year ended June 30, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,765,609 and $2,900,824 of exempt-interest income for the years ended June 30, 2015 and June 30, 2014, respectively.

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$388,927	$4,891,939	$(17,856)	$(1,428,434)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Colorado Tax-Free Fund	23

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Colorado Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Colorado Tax-Free Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

24	Wells Fargo Advantage Colorado Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2015.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	25

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

26	Wells Fargo Advantage Colorado Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	27

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Colorado Tax-Free Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement applicable to Fund-level administrative services (the “Administration Agreement”). The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

28	Wells Fargo Advantage Colorado Tax-Free Fund	Other information (unaudited)

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Colorado Tax-Free Fund	29

Profitability

The Board received and considered information concerning the profitability of Funds Management and the Sub-Adviser, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole.

Funds Management and the Sub-Adviser explained the methodologies and estimates that they used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or the Sub-Adviser to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

30	Wells Fargo Advantage Colorado Tax-Free Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235268 08-15 A250/AR250 06-15

Wells Fargo Advantage

High Yield Municipal Bond Fund

Annual Report

June 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage High Yield Municipal Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage High Yield Municipal Bond Fund for the 12-month period that ended June 30, 2015. The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate. Ten-year municipal yields declined in the first half of the reporting period and then retraced their path higher in the second half; shorter-term yields rose modestly. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, returned 3.00% during the 12-month reporting period. Meanwhile, the Barclays High Yield Municipal Bond Index2 returned 3.84% over the same period.

Monetary policy was accommodative and economic growth was moderate.

The Fed kept its key interest rate near zero in order to support the economy and the financial system. It ended its quantitative easing program in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate in 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) policies that included low interest rates, targeted longer-term refinancing operations designed to increase bank lending, and the expansion of its quantitative easing program to include the purchase of eurozone government bonds. In Japan, the Bank of Japan also maintained an aggressive monetary program aimed at combating deflation.

U.S. economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.3% as of June 2015, and inflation remained below the Fed’s longer-run objective of a 2.0% pace. The period was also marked by dramatically lower oil prices, which fell from more than $90 per barrel at the beginning of the period and stabilized near $60 per barrel at the end of June 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured states and municipalities with oil-dependent economies.

Supply and demand technical factors supported municipals.

Demand for municipal debt, as measured by cash flows to mutual funds, was positive for the reporting period. Inflows of more than $25 billion occurred during the first 10 months of the reporting period, but investor demand waned in May and June 2015 as nearly $2 billion in municipal fund redemptions took place. On the supply side, refunding outpaced new issuance for capital projects. After several years of negative net new supply, issuance in the first half of 2015 was on track for positive net supply as municipalities both seek to refinance outstanding bonds ahead of higher interest rates and cannot defer necessary capital investments.

Municipal credit fundamentals were solid.

Most municipal issuers’ fundamentals improved. As evidence, mainland U.S. tax collections reached an all-time high in the first quarter of 2015. State reserve balances have grown. As a result, negative credit news was limited to particular situations. The state of New Jersey, state of Illinois, and various Chicago credits were downgraded multiple notches due to growing fiscal strains from underfunded pension and other post-employment-benefit liabilities. We believe each issuer has the ability to resolve its financial situation but so far has lacked the political will to do so.

[1]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[2]	The Barclays High Yield Municipal Bond Index is an index consisting of all domestic and Yankee bonds, rated below investment grade, with a minimum outstanding amount of $100 million and maturing over one year. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	3

Puerto Rico, whose debt is now rated below investment grade, struggled to regain its financial footing amid a weak economy. Puerto Rico debt, which represents nearly 30% of the high-yield index, includes a variety of issuers within the commonwealth comprising the $72 billion in debt outstanding. Some securities also benefit from additional enhancement from a variety of bond insurance companies. This is a diverse collection of securities carrying varying risks, which is visible in the wide range of pricing of these municipals, some trading at less than 50% of par to more than 100% of par. Our high-yield municipal bond fund had less than 1% in uninsured Puerto Rico debt at the end of the reporting period.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate-debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage High Yield Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks high current income exempt from federal income tax, and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dennis Derby

Lyle J. Fitterer, CFA, CPA

Terry J. Goode

Average annual total returns (%) as of June 30, 2015

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WHYMX)	1-31-2013	0.36	3.53	5.06	5.52	1.87	0.86
Class C (WHYCX)	1-31-2013	3.28	4.74	4.28	4.74	2.62	1.61
Administrator Class (WHYDX)	1-31-2013	–	–	5.07	5.63	1.81	0.76
Institutional Class (WHYIX)	1-31-2013	–	–	5.33	5.79	1.54	0.61
Barclays Municipal Bond Index[3]	–	–	–	3.00	2.42	–	–
Barclays High Yield Municipal Bond Index[4]	–	–	–	3.84	1.77	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	5

Growth of $10,000 investment[5] as of June 30, 2015

[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The Adviser has contractually committed through October 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.85% for Class A, 1.60% for Class C, 0.75% for Administrator Class, and 0.60% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[3]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[4]	The Barclays High Yield Municipal Bond Index is an index consisting of all domestic and Yankee bonds, rated below investment grade, with a minimum outstanding amount of $100 million and maturing over one year. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares since inception with the Barclays Municipal Bond Index and the Barclays High Yield Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality and credit quality ratings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage High Yield Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the Barclays Municipal Bond Index for the 12-month period that ended June 30, 2015.

■	Credit-quality allocation contributed to performance, while a short duration slightly detracted from performance because longer-term bonds enjoyed the highest returns. The Fund also outperformed the Barclays High Yield Municipal Bond Index for the same period, with the majority of outperformance attributed to credit-quality and sector allocations.

■	An underweight to higher-rated bonds and an overweight to BB-rated and B-rated bonds added to the Fund’s performance because lower-rated bonds outperformed higher-rated issues.

■	Sector allocation was additive to performance due to an overweight to essential services revenue bonds, specifically education and water and sewer bonds. The Fund was underweight general obligation (GO) bonds and prerefunded bonds, which helped results. Individual security selection contribution was mixed but mostly benefited performance.

■	The Fund had less exposure to Puerto Rico than the benchmark, but opportunistic buying within the island’s footprint helped the Fund outperform, particularly in the case of University of Puerto Rico bonds.

The period was marked by the anticipation of higher rates.

The U.S. Federal Reserve maintained its ultra-low rate policy while indicating its intention to begin moving to a more normalized monetary policy. In addition, the European Central Bank announced a 1-trillion-euro quantitative easing program to ward off deflation and stimulate the economy. Over the year, the 10-year U.S. Treasury yield fell from a high of 2.64% on July 3, 2014, to a low of 1.64% on January 30, 2015, before climbing to 2.36% at the end of the reporting period.

Municipal yields ended the fiscal year close to where they started with the exception of bonds with maturities between one and eight years, which ended with higher yields. During the first half of the period, investor demand combined with limited supply—both new-issue and refunding volume—drove yields lower, caused credit spreads to compress, and helped long-term bonds outperform. The second half of the period saw a dramatically increased supply (about 29% over the same prior-year period) and lower, yet positive, investor demand. During the second half of the period, longer-term bonds underperformed and credit spreads widened, although spreads remained slightly wider than historical norms.

Credit quality[6] as of June 30, 2015

We focused on duration, yield-curve, credit, and security selection decisions.

The Fund opportunistically bought attractively priced issues throughout the year, which generated value. We were overweight revenue bonds compared with both the Barclays Municipal Bond Index and the Barclays High Yield Municipal Bond Index. We remained underweight health care and industrial development revenue/pollution control revenue bonds compared with the high-yield index but have been purchasing within these sectors opportunistically.

Security selection contributed to the Fund’s performance, with Detroit Water and Sewer, Indiana’s I-69, and the University of Puerto Rico all being large contributors. Exposure to select Illinois names, Chicago-related issues, and the state of New Jersey detracted from results because they underperformed.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	7

Effective maturity distribution[7] as of June 30, 2015

We remained overweight lower-rated investment-grade and non-investment-grade municipal bonds and continued to look for opportunities in the intermediate part of the curve. We believed that as the economy improved there would be further opportunity for outperformance of lower-rated securities. The Fund benefited from its limited exposure to both Puerto Rico and longer-term tobacco bonds.

Global uncertainty and increased volatility will drive investment decisions.

Going forward, the interest-rate environment has

become less clear. While rates could move modestly higher, continued global turmoil could push increases to the federal funds rate further into the future. While increased volatility means we want to hold more cash and highly liquid investments for defensive purposes, it also means more opportunities will present themselves. Our total return approach, combined with a relative-value bias, will cause us to adjust the Fund’s positioning as market conditions change.

We also expect to see continued volatility in the high-yield municipal market from higher interest rates and developments within Puerto Rico and the tobacco sector. We expect this will create opportunities for security selection over the next year. While these sectors may represent opportunity, we recommend caution and careful credit selection going forward in these sectors. Not only are they both large components of the index (Puerto Rico alone is nearly 30% of the high-yield index), but Puerto Rico’s fiscal situation is far from resolved and tobacco bonds typically perform in sympathy with Puerto Rico debt.

Please see footnotes on page 5.

8	Wells Fargo Advantage High Yield Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,002.01	$4.22	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$998.30	$7.93	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$1,002.52	$3.72	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Institutional Class
Actual	$1,000.00	$1,003.26	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2015	Wells Fargo Advantage High Yield Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 98.62%

Alabama: 1.32%
Alabama State University General Tuition and Fee Revenue Bonds (Education Revenue, Syncora Guarantee Incorporated Insured)	5.25%	8-1-2032	$1,000,000	$1,000,470
Jefferson County AL Sewer Revenue Warrants CAB Senior Lien Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2027	920,000	530,306

				1,530,776

Arizona: 2.78%
Florence AZ IDA Legacy Traditional School Project Queen Creek & Casa Grande Campuses (Education Revenue)	5.00	7-1-2023	250,000	263,995
Phoenix AZ IDA Great Hearts Academies Project (Education Revenue)	5.20	7-1-2022	180,000	186,640
Phoenix AZ IDA Guam Facilities Foundation Incorporated Project (Industrial Development Revenue)	5.00	2-1-2018	1,000,000	1,051,420
Phoenix AZ IDA Legacy Traditional Schools Project Series A (Education Revenue) 144A	6.50	7-1-2034	500,000	559,220
Pima County AZ IDA New Plan Learning Project Series A (Education Revenue)	8.13	7-1-2041	500,000	489,740
Pima County AZ IDA Refunding Bond Desert Heights Charter School Facility (Education Revenue)	6.00	5-1-2024	635,000	657,377

				3,208,392

California: 7.46%
Anaheim CA PFA Convention Center Expansion Project Series A (Miscellaneous Revenue)	5.00	5-1-2046	500,000	552,820
California CDA California Baptist University Series B (Education Revenue) 144A	5.75	11-1-2017	130,000	135,389
California HFA Home Mortgage Series G (Housing Revenue)	4.95	8-1-2023	750,000	771,668
California Municipal Finance Authority Charter School Revenue Albert Einstein Academies Project Series A (Miscellaneous Revenue)	7.13	8-1-2043	250,000	288,833
California School Finance Authority View Park Elementary & Middle Schools Series A (Education Revenue)	5.88	10-1-2044	1,000,000	1,020,630
California Statewide CDA Loma Linda University Medical Center Refunding Bond Series A (Health Revenue)	5.25	12-1-2044	1,000,000	1,060,970
California Statewide CDA Senior Living Health Facilities Los Angeles Jewish Home for the Aging Series D (Health Revenue)	4.75	8-1-2020	1,000,000	1,002,250
California Student Education Loan Marketing Corporation Series IV-D1 (Education Revenue)	5.88	1-1-2018	500,000	499,255
Compton CA Community College RDA Project 2nd Lien Series A (Tax Revenue)	4.75	8-1-2019	225,000	236,284
Compton CA Community College RDA Project 2nd Lien Series A (Tax Revenue)	5.00	8-1-2020	100,000	106,466
Lake Elsinore CA Unified School TRAN Series B (Miscellaneous Revenue)	4.50	9-30-2015	500,000	504,115
San Diego CA PFFA Series B (Lease Revenue)	5.00	10-15-2031	500,000	554,285
San Gorgonio CA Memorial Healthcare District (GO)	5.50	8-1-2027	750,000	876,998
Tahoe Forest CA Hospital District (Health Revenue)	5.00	7-1-2036	1,000,000	1,010,130

				8,620,093

Colorado: 3.15%
Colorado E-470 Public Highway Authority CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	9-1-2027	500,000	324,795
Colorado ECFA Refunding Bond Charter School Skyview Academy Project (Education Revenue) 144A	5.13	7-1-2034	750,000	783,540
Colorado High Performance Transportation Enterprise U.S. 36 and I-25 Managed Lanes (Transportation Revenue)	5.75	1-1-2044	500,000	531,735
Eaton CO Area Park & Recreation District (GO)	5.00	12-1-2023	810,000	850,387

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Eaton CO Area Park & Recreation District (GO)	5.50%	12-1-2030	$475,000	$498,247
Public Authority for Colorado Energy Natural Gas Purchase (Utilities Revenue, Merrill Lynch & Company Guaranty Agreement)	6.50	11-15-2038	500,000	654,955

				3,643,659

Delaware: 0.85%
Delaware EDA Odyssey Charter School Incorporated Project Series A (Education Revenue) 144A	7.00	9-1-2045	1,000,000	978,980

District of Columbia: 0.38%
District of Columbia Tobacco Settlement Financing Corporation (Tobacco Revenue)	6.75	5-15-2040	435,000	434,948

Florida: 4.72%
Crossings At Fleming Island Florida Community Development District Refunding Senior Lien Series A-1 (Miscellaneous Revenue)	4.00	5-1-2024	1,000,000	994,800
Florida Development Finance Corporation Educational Facilities Revenue Renaissance Charter School Project Series A (Education Revenue)	8.50	6-15-2044	250,000	288,910
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project (Health Revenue)	6.00	11-1-2038	250,000	249,353
Lakewood Ranch Florida Stewardship Special Assessment Lakewood Center North Project (Miscellaneous Revenue)	4.25	5-1-2025	1,000,000	980,330
Marshall Creek Florida Community Development District Special Assessment Series A (Miscellaneous Revenue)	3.50	5-1-2020	1,445,000	1,427,848
Seminole Tribe of Florida Special Obligation Series A (Miscellaneous Revenue) 144A	5.50	10-1-2024	500,000	530,490
Trout Creek Florida Community Development District (Miscellaneous Revenue)	4.88	5-1-2025	1,000,000	983,460

				5,455,191

Georgia: 1.57%
Cobb County GA Development Authority Student Housing Refunding Bond Kennesaw State University Foundation Project Series C (Housing Revenue)	5.00	7-15-2028	800,000	852,832
Georgia Road & Tollway Authority Toll Revenue Convertible CAB I-75 South Expressway Lanes Project Series B (Transportation Revenue) 144A±	0.00	6-1-2049	1,000,000	545,410
Main Street Natural Gas Incorporated Georgia Gas Project Series A (Utilities Revenue)	5.50	9-15-2027	360,000	419,317

				1,817,559

Guam: 1.19%
Guam Government Business Privilege Series B-1 (Tax Revenue)	5.00	1-1-2042	1,000,000	1,067,970
Guam International Airport Authority Series C (Airport Revenue)	6.38	10-1-2043	260,000	302,822

				1,370,792

Idaho: 0.41%
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A (Education Revenue)	6.50	12-1-2038	200,000	209,888
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A (Education Revenue)	6.25	5-1-2043	250,000	259,850

				469,738

Illinois: 18.81%
Chicago IL Board of Education CAB School Reform Series A (GO, National Insured) ¤	0.00	12-1-2024	1,000,000	624,620
Chicago IL Board of Education CAB School Reform Series A (GO, National Insured) ¤	0.00	12-1-2025	500,000	294,085

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage High Yield Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00%	12-1-2028	$1,000,000	$485,040
Chicago IL Board of Education Refunding Bond Series A (GO)	4.07	3-1-2032	1,000,000	990,580
Chicago IL Board of Education Series A (GO, National Insured)	5.00	12-1-2021	250,000	250,988
Chicago IL Midway Airport Refunding Bond Second Lien Series A (Airport Revenue)	5.00	1-1-2031	1,000,000	1,069,250
Chicago IL O’Hare International Airport Revenue Bond Series B (Airport Revenue)	6.00	1-1-2041	150,000	174,488
Chicago IL Sales Tax Revenue (Tax Revenue)	5.00	1-1-2032	1,500,000	1,568,100
Chicago IL Sales Tax Revenue Series A (Tax Revenue)	5.00	1-1-2041	1,000,000	1,020,010
Chicago IL Series A (GO, Ambac Insured)	5.00	1-1-2024	1,000,000	1,007,620
Chicago IL Series A (GO)	5.00	1-1-2033	310,000	291,394
Chicago IL Series A (GO)	5.25	1-1-2023	500,000	503,605
Chicago IL Series C (GO)	5.00	1-1-2034	700,000	656,593
Chicago IL Transit Authority Sales Tax Receipts Revenue Bonds (Tax Revenue, AGM Insured)	5.00	12-1-2044	1,000,000	1,064,880
Chicago IL Wastewater Transmission Refunding Bond Second Lien (Water & Sewer Revenue)	5.00	1-1-2024	500,000	543,625
Chicago IL Wastewater Transmission Refunding Bond Second Lien Series B (Water & Sewer Revenue, National Insured)	5.00	1-1-2030	600,000	606,834
Chicago IL Water Revenue Second Lien Series A (Water & Sewer Revenue, Ambac Insured)	5.00	11-1-2032	500,000	518,290
Cook County IL School District #144 Prairie Hills CAB Refunding Bond Series C (GO, AGM Insured) ¤	0.00	12-1-2025	1,080,000	665,075
Illinois (GO)	5.00	3-1-2033	2,000,000	2,028,160
Illinois (Miscellaneous Revenue)	5.50	7-1-2025	250,000	272,428
lIlinois (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.50	7-1-2025	525,000	584,183
Illinois Finance Authority Charter Schools Refunding Bond Series A (Education Revenue)	6.88	10-1-2031	750,000	836,565
Illinois Finance Authority Educational Facility Senior Rogers Park Montessori School (Miscellaneous Revenue)	6.00	2-1-2034	680,000	702,046
Illinois Series A (GO, AGM Insured)	5.00	4-1-2024	500,000	545,110
Kane Cook & DuPage Counties IL School District #46 Elgin Refunding Bond Series D (GO)	5.00	1-1-2035	1,900,000	2,083,141
Lake County IL Community Unit School District #187 North Chicago Series A (GO, AGM Insured) ¤	0.00	1-1-2023	590,000	405,832
McHenry County IL Community Unit School District #12 Johnsburg (GO, Build America Mutual Assurance Company Insured)	5.00	1-1-2033	1,500,000	1,625,000
Sangamon County IL School District #186 Certificate of Participation Hay-Edwards Elementary School Project Series A (Miscellaneous Revenue, ACA Insured)	5.88	8-15-2018	85,000	81,809
Sangamon County IL School District #186 Certificate of Participation Hay-Edwards Elementary School Project Series A (Miscellaneous Revenue, ACA Insured)	6.13	8-15-2023	250,000	225,005

				21,724,356

Indiana: 2.36%
Indiana Business Finance Authority Refunding Bond Marquette Project Series A (Health Revenue)	5.00	3-1-2030	1,100,000	1,162,117
Indiana Finance Authority AMT-I-69 Development Partners LLC (Miscellaneous Revenue)	5.25	9-1-2034	250,000	271,975
Indiana Finance Authority AMT-I-69 Development Partners LLC (Miscellaneous Revenue)	5.25	9-1-2040	1,000,000	1,070,520
Valparaiso IN Pratt Paper LLC Project (Industrial Development Revenue)	5.88	1-1-2024	200,000	227,036

				2,731,648

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Iowa: 0.86%
Coralville IA Certificate of Participation Series D (Miscellaneous Revenue)	5.25%	6-1-2026	$1,000,000	$988,270

Louisiana: 1.19%
Louisiana Public Facilities Authority Dock & Impala Warehousing LLC Project (Miscellaneous Revenue)	6.50	7-1-2036	250,000	286,728
New Orleans LA Aviation Board AMT Series B (Airport Revenue)	5.00	1-1-2034	1,000,000	1,088,310

				1,375,038

Maryland: 0.86%
Maryland Economic Development Corporation Student Housing Revenue Bonds Bowie State University Project (Housing Revenue) 144A	3.00	6-1-2020	1,000,000	998,020

Michigan: 9.59%
Charyl Stockwell Academy Michigan Public School Refunding Bond (Miscellaneous Revenue)	4.88	10-1-2023	500,000	494,615
Detroit MI Distribution of State Aid (GO)	4.50	11-1-2023	275,000	292,534
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2020	285,000	212,755
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2021	170,000	119,173
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2024	20,000	11,589
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2025	470,000	254,688
Detroit MI Wayne County Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2018	1,000,000	996,660
Michigan Finance Authority Limited Obligation Public School Academy Cesar Chavez Academy Project (Education Revenue)	5.00	2-1-2022	250,000	249,713
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D4 (Water & Sewer Revenue)	5.00	7-1-2031	1,015,000	1,090,313
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2036	1,000,000	1,077,330
Michigan Finance Authority Refunding Notes Local Government Loan Program Public Lighting Authority Series B (Tax Revenue)	5.00	7-1-2044	1,000,000	1,044,960
Michigan Finance Authority Refunding Notes Local Government Loan Program Series C (Miscellaneous Revenue)	5.00	11-1-2020	1,000,000	1,098,910
Michigan Municipal Bond Authority Revenue CAB Local Government Loan Program Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00	5-1-2017	300,000	286,485
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	4.75	5-1-2027	950,000	954,256
Michigan Public Educational Facilities Authority Chandler Park Academy (Miscellaneous Revenue)	6.35	11-1-2028	225,000	226,391
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Education Revenue) 144A	6.50	9-1-2037	200,000	129,998
Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy (Education Revenue)	7.00	10-1-2036	322,500	332,820
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	1,000,000	1,014,020
Oakland County MI Economic Development Corporation The Academy of The Sacred Heart Project Series A (Education Revenue)	6.50	12-15-2036	250,000	248,845
Wayne Charter County MI Building Improvement Series A (GO)	6.75	11-1-2039	980,000	939,428

				11,075,483

Minnesota: 0.65%
Minneapolis MN Student Housing Refunding Bond Riverton Community Housing Project (Housing Revenue)	4.70	8-1-2026	335,000	340,990

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage High Yield Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Minneapolis MN Student Housing Refunding Bond Riverton Community Housing Project (Housing Revenue)	4.80%	8-1-2027	$400,000	$407,656

				748,646

Nevada: 0.13%
Henderson NV RDA Series A (Tax Revenue, Ambac Insured)	5.13	10-1-2022	150,000	150,102

New Hampshire: 2.42%
New Hampshire Business Finance Authority Casella Waste System Incorporated Project (Resource Recovery Revenue) 144A±	4.00	4-1-2029	1,000,000	1,001,500
New Hampshire Business Finance Authority Refunding Bond Pennichuck Water Works Incorporated Project Series A (Water & Sewer Revenue)	5.00	1-1-2030	1,615,000	1,791,487

				2,792,987

New Jersey: 5.34%
Essex County NJ Improvement Authority Lease Newark Project Series A (Miscellaneous Revenue)	6.25	11-1-2030	200,000	222,026
Gloucester County NJ PCFA AMT Keystone Urban Renewal LP Logan Project Series A (Resource Recovery Revenue)	5.00	12-1-2024	500,000	556,840
New Jersey EDA Continental Airlines Incorporated Project (Industrial Development Revenue)	5.25	9-15-2029	250,000	270,303
New Jersey EDA School Facilities Construction Project Series NN (Miscellaneous Revenue, National Insured)	5.00	3-1-2030	1,000,000	1,024,240
New Jersey TTFA Series D (Transportation Revenue)	5.00	6-15-2032	2,000,000	2,045,340
Newark NJ Qualified General Improvement Series A (GO)	5.00	7-15-2027	1,000,000	1,043,130
Paterson NJ BAN (GO) ##	5.00	12-15-2015	1,000,000	1,005,340

				6,167,219

New York: 4.14%
Green Island NY Power Authority Power System (Utilities Revenue)	6.00	12-15-2020	1,035,000	1,051,146
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A (Education Revenue)	7.65	2-1-2044	1,000,000	1,124,240
New York NY American Airlines John F. Kennedy International Airport IDA (Industrial Development Revenue, American Airlines Guaranty Agreement)	7.63	8-1-2025	300,000	321,366
New York NY Housing Development Corporation Mortgage Refunding Bond 8 Spruce Street Class F (Housing Revenue)	4.50	2-15-2048	1,000,000	1,017,110
New York Urban Development Corporation Certificate of Participation James A Farley Post Office Project (Miscellaneous Revenue) 144A	4.20	2-1-2017	1,000,000	997,250
Westchester County NY Local Development Corporation Pace University Series A (Education Revenue)	5.00	5-1-2034	250,000	268,250

				4,779,362

North Carolina: 1.34%
North Carolina Department of Transportation Private Activity AMT-I-77 Hot Lanes Project (Transportation Revenue)	5.00	6-30-2054	1,500,000	1,547,670

Ohio: 2.29%
Maple Heights OH City School District Certificate of Participation (Miscellaneous Revenue)	6.00	11-1-2028	500,000	535,750
Ohio Air Quality Development Authority AMT Refunding Bond Pollution Control 1st Energy Series C (Industrial Development Revenue) ±	3.95	11-1-2032	1,000,000	1,030,020

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Ohio (continued)
Ohio Private Activity Revenue AMT Portsmouth Bypass Project (Industrial Development Revenue, AGM Insured)	5.00%	12-31-2039	$1,000,000	$1,074,080

				2,639,850

Oklahoma: 0.54%
Cherokee Nation of Oklahoma Health Care System Series 2006 (Health Revenue, ACA Insured) 144A	4.60	12-1-2021	615,000	628,149

Oregon: 0.52%
Multnomah County OR Hospital Facilities Authority Refunding Bond Mirabella South Waterfront Project Series A (Health Revenue)	5.00	10-1-2019	555,000	599,905

Pennsylvania: 4.11%
Allegheny County PA IDA Propel Charter School Sunrise Project (Education Revenue)	5.25	7-15-2023	175,000	182,331
Allegheny County PA RDA Pittsburgh Mills Project (Tax Revenue)	5.60	7-1-2023	460,000	465,143
Chester County PA Health and Education Facilities Immaculata University Project (Education Revenue)	5.50	10-15-2025	1,000,000	1,023,130
East Hempfield Township PA IDA Student Services Incorporated Student Housing Project of Millersville University (Education Revenue)	5.00	7-1-2029	500,000	536,315
Montgomery County PA Higher Education & Health Authority Arcadia University (Education Revenue) %%	5.00	4-1-2026	1,500,000	1,583,670
Philadelphia PA IDA Tacony Academy Charter School Project (Education Revenue)	6.88	6-15-2033	375,000	419,318
Philadelphia PA State Public School Building Authority School District Project (Miscellaneous Revenue)	5.00	4-1-2028	500,000	543,245

				4,753,152

Puerto Rico: 4.53%
Commonwealth of Puerto Rico (Miscellaneous Revenue, AGM Insured)	5.50	7-1-2015	50,000	50,000
Puerto Rico Electric Power Authority Refunding Bond Series KK (Utilities Revenue, AGM Insured)	5.50	7-1-2015	100,000	100,000
Puerto Rico Electric Power Authority Refunding Bond Series KK (Utilities Revenue, National Insured)	5.50	7-1-2016	535,000	526,975
Puerto Rico Electric Power Authority Refunding Bond Series LL (Utilities Revenue, National Insured)	5.50	7-1-2017	700,000	688,191
Puerto Rico Electric Power Authority Refunding Bond Series MM (Utilities Revenue, National Insured)	5.00	7-1-2016	50,000	49,250
Puerto Rico Electric Power Authority Refunding Bond Series UU (Utilities Revenue, AGM Insured)	5.00	7-1-2016	750,000	753,750
Puerto Rico Government Development Bank Series 1985 (Miscellaneous Revenue, National Insured) ±	4.75	12-1-2015	100,000	100,125
Puerto Rico Highway & Transportation Authority Series A (Tax Revenue, Ambac Insured) ¤	0.00	7-1-2017	1,000,000	902,300
Puerto Rico Highway & Transportation Authority Series X (Tax Revenue, AGM Insured)	5.50	7-1-2015	50,000	50,000
Puerto Rico Highway & Transportation Authority Series Y (Tax Revenue, AGM Insured)	6.25	7-1-2021	1,000,000	1,046,680
Puerto Rico Public Improvement Refunding Bond Series A (Tax Revenue, National Insured)	5.50	7-1-2016	810,000	812,025
Puerto Rico Series PA-650 (Tax Revenue, National Insured)	6.00	7-1-2016	150,000	150,375

				5,229,671

South Carolina: 2.23%
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2017	152,230	115,603

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage High Yield Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

South Carolina (continued)
Jasper County SC School Project (Miscellaneous Revenue)	4.00%	4-1-2020	$390,000	$403,989
Lee County SC School Facilities Incorporated Series 2006 (Miscellaneous Revenue, AGM Insured)	6.00	12-1-2031	215,000	230,459
South Carolina EDA York Preparatory Academy Project Series A (Education Revenue)	5.75	11-1-2023	200,000	207,896
South Carolina Jobs EDA York Preparatory Academy Project Series A (Education Revenue)	7.25	11-1-2045	500,000	546,740
South Carolina Public Service Authority Revenue Series A (Utilities Revenue)	5.00	12-1-2050	1,000,000	1,071,030

				2,575,717

Texas: 7.78%
Arlington TX Higher Education Finance Corporation Universal Academy Series A (Education Revenue)	7.00	3-1-2034	320,000	338,250
Clifton TX Higher Education Finance Corporation Uplift Education Series A (Education Revenue)	4.00	12-1-2025	1,500,000	1,543,320
Hackberry TX Special Assessment Revenue Public Improvement District #3 Phase #13 (Miscellaneous Revenue)	6.00	9-1-2026	225,000	227,457
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds #5 Project (Miscellaneous Revenue) 144A	6.50	9-1-2034	1,000,000	1,057,050
New Hope TX Cultural Education Facilities Finance Corporation Retirement Facilities Wesleyan Homes Incorporated Project (Health Revenue)	4.00	1-1-2018	535,000	541,613
New Hope TX Cultural Education Facilities Finance Corporation Student Housing Project Tarleton State University Series A (Housing Revenue)	5.00	4-1-2035	1,800,000	1,864,530
North Texas Tollway Authority Second Tier Revenue Series A (Transportation Revenue)	5.00	1-1-2035	1,000,000	1,089,140
Tarrant County TX Cultural Education Facilities Finance Corporation Series B (Health Revenue)	5.00	11-15-2030	1,000,000	1,048,650
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Utilities Revenue)	5.50	8-1-2027	190,000	222,878
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2028	735,000	811,888
Texas Private Activity Surface Transportation Corporation Project NTE Mobility Partners Segments LLC (Transportation Revenue)	7.00	12-31-2038	200,000	244,416

				8,989,192

Vermont: 0.95%
Burlington VT Airport Refunding Bond Series A (Airport Revenue, AGM Insured)	5.00	7-1-2030	1,000,000	1,098,770

Washington: 0.23%
Skagit County WA Public Hospital District #1 Skagit Valley Hospital Project (Health Revenue)	5.25	12-1-2025	250,000	269,318

West Virginia: 0.25%
West Virginia Hospital Finance Authority (Health Revenue)	6.25	10-1-2023	270,000	283,751

Wisconsin: 3.21%
Warrens WI CDA (Miscellaneous Revenue) ##	4.90	11-1-2015	250,000	212,500
Wisconsin Center District Refunding Bond Junior Dedicated Series A (Tax Revenue)	5.00	12-15-2028	1,000,000	1,100,670
Wisconsin PFA Charter School Voyager Funding Incorporated Project Series A (Education Revenue)	4.13	10-1-2024	325,000	327,620
Wisconsin PFA CHF-Cullowhee LLC Western Carolina University Project Series A (Housing Revenue)	5.00	7-1-2030	1,000,000	1,030,161
Wisconsin PFA Coral Academy Science Las Vegas Series A (Education Revenue)	5.00	7-1-2024	500,000	531,270
Wisconsin PFA Senior Living 50 Rose Villa Project Series B-3 (Health Revenue)	3.75	11-15-2019	500,000	502,670

				3,704,891

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Wyoming: 0.46%
Sweetwater County WY Solid Waste Disposal Refunding Bond FMC Corporation Project (Industrial Development Revenue)	5.60%	12-1-2035	$525,000	$533,720

Total Municipal Obligations (Cost $113,315,391)				113,915,015

	Yield		Shares
Short-Term Investments: 0.56%

Investment Companies: 0.47%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class ##(l)(u)	0.01		549,930	$549,930

			Principal
U.S. Treasury Securities: 0.09%
U.S. Treasury Bill (z)	0.01	9-17-2015	$100,000	100,001

Total Short-Term Investments (Cost $649,928)				649,931

Total investments in securities (Cost $113,965,319) *	99.18%	114,564,946
Other assets and liabilities, net	0.82	943,022

Total net assets	100.00%	$115,507,968

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.

%%	The security is issued on a when-issued basis.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $113,965,319 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,661,398
Gross unrealized losses	(1,061,771)

Net unrealized gains	$599,627

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2015	Wells Fargo Advantage High Yield Municipal Bond Fund	17

Assets
Investments
In unaffiliated securities, at value (cost $113,415,389)	$114,015,016
In affiliated securities, at value (cost $549,930)	549,930

Total investments, at value (cost $113,965,319)	114,564,946
Receivable for investments sold	1,439,919
Receivable for Fund shares sold	198,994
Receivable for interest	1,495,677
Prepaid expenses and other assets	47,530

Total assets	117,747,066

Liabilities
Dividends payable	88,182
Payable for investments purchased	1,642,374
Payable for Fund shares redeemed	407,097
Advisory fee payable	28,577
Distribution fee payable	2,904
Administration fees payable	14,250
Accrued expenses and other liabilities	55,714

Total liabilities	2,239,098

Total net assets	$115,507,968

NET ASSETS CONSIST OF
Paid-in capital	$114,546,325
Undistributed net investment income	611
Accumulated net realized gains on investments	361,405
Net unrealized gains on investments	599,627

Total net assets	$115,507,968

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$21,100,347
Shares outstanding – Class A1	2,041,157
Net asset value per share – Class A	$10.34
Maximum offering price per share – Class A2	$10.83
Net assets – Class C	$4,521,735
Shares outstanding – Class C1	437,391
Net asset value per share – Class C	$10.34
Net assets – Administrator Class	$13,768,037
Shares outstanding – Administrator Class[1]	1,331,557
Net asset value per share – Administrator Class	$10.34
Net assets – Institutional Class	$76,117,849
Shares outstanding – Institutional Class[1]	7,363,842
Net asset value per share – Institutional Class	$10.34

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage High Yield Municipal Bond Fund	Statement of operations—year ended June 30, 2015

Investment income
Interest	$3,594,674
Income from affiliated securities	2,085

Total investment income	3,596,759

Expenses
Advisory fee	394,029
Administration fees
Fund level	43,781
Class A	27,888
Class C	6,645
Administrator Class	14,004
Institutional Class	41,580
Shareholder servicing fees
Class A	43,575
Class C	10,383
Administrator Class	33,642
Distribution fee
Class C	31,148
Custody and accounting fees	10,438
Professional fees	39,748
Registration fees	50,499
Shareholder report expenses	14,308
Trustees’ fees and expenses	18,465
Other fees and expenses	8,236

Total expenses	788,369
Less: Fee waivers and/or expense reimbursements	(156,886)

Net expenses	631,483

Net investment income	2,965,276

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	833,501
Futures transactions	(115)

Net realized gains on investments	833,386

Net change in unrealized gains (losses) on investments	(372,294)

Net realized and unrealized gains (losses) on investments	461,092

Net increase in net assets resulting from operations	$3,426,368

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage High Yield Municipal Bond Fund	19

	Year ended June 30, 2015		Year ended June 30, 2014

Operations
Net investment income		$2,965,276		$767,497
Net realized gains on investments		833,386		245,987
Net change in unrealized gains (losses) on investments		(372,294)		1,515,434

Net increase in net assets resulting from operations		3,426,368		2,528,918

Distributions to shareholders from
Net investment income
Class A		(567,578)		(57,222)
Class C		(103,763)		(23,934)
Administrator Class		(468,922)		(63,330)
Institutional Class		(1,825,014)		(623,013)
Net realized gains
Class A		(132,615)		(2,293)
Class C		(34,119)		(1,054)
Administrator Class		(126,197)		(3,220)
Institutional Class		(425,024)		(23,729)

Total distributions to shareholders		(3,683,232)		(797,795)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,202,847	22,891,217	304,894	3,080,206
Class C	316,623	3,299,033	174,391	1,758,951
Administrator Class	2,186,625	22,789,956	262,863	2,583,587
Institutional Class	6,997,943	73,016,661	2,116,210	20,969,164

		121,996,867		28,391,908

Reinvestment of distributions
Class A	63,922	668,808	3,852	37,921
Class C	11,333	118,567	2,345	22,953
Administrator Class	45,410	475,587	6,786	66,550
Institutional Class	153,261	1,603,296	55,535	543,602

		2,866,258		671,026

Payment for shares redeemed
Class A	(617,789)	(6,419,871)	(21,424)	(218,363)
Class C	(117,137)	(1,215,465)	(682)	(6,932)
Administrator Class	(1,220,440)	(12,812,718)	(331)	(3,394)
Institutional Class	(2,820,561)	(29,381,761)	(6)	(56)

		(49,829,815)		(228,745)

Net increase in net assets resulting from capital share transactions		75,033,310		28,834,189

Total increase in net assets		74,776,446		30,565,312

Net assets
Beginning of period		40,731,522		10,166,210

End of period		$115,507,968		$40,731,522

Undistributed net investment income		$611		$612

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage High Yield Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2015	2014	2013[1]
Net asset value, beginning of period	$10.25	$9.52	$10.00
Net investment income	0.34	0.40	0.13
Net realized and unrealized gains (losses) on investments	0.18	0.75	(0.49)

Total from investment operations	0.52	1.15	(0.36)
Distributions to shareholders from
Net investment income	(0.34)	(0.40)	(0.12)
Net realized gains	(0.09)	(0.02)	0.00

Total distributions to shareholders	(0.43)	(0.42)	(0.12)
Net asset value, end of period	$10.34	$10.25	$9.52
Total return[2]	5.06%	12.41%	(3.61)%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.90%	3.45%
Net expenses	0.85%	0.85%	0.85%
Net investment income	3.26%	3.98%	3.21%
Supplemental data
Portfolio turnover rate	62%	65%	69%
Net assets, end of period (000s omitted)	$21,100	$4,022	$998

[1]	For the period from January 31, 2013 (commencement of class operations) to June 30, 2013

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Yield Municipal Bond Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2015	2014	2013[1]
Net asset value, beginning of period	$10.25	$9.52	$10.00
Net investment income	0.26	0.33	0.09
Net realized and unrealized gains (losses) on investments	0.18	0.75	(0.48)

Total from investment operations	0.44	1.08	(0.39)
Distributions to shareholders from
Net investment income	(0.26)	(0.33)	(0.09)
Net realized gains	(0.09)	(0.02)	0.00

Total distributions to shareholders	(0.35)	(0.35)	(0.09)
Net asset value, end of period	$10.34	$10.25	$9.52
Total return[2]	4.28%	11.58%	(3.89)%
Ratios to average net assets (annualized)
Gross expenses	1.82%	2.58%	4.05%
Net expenses	1.60%	1.60%	1.60%
Net investment income	2.50%	3.15%	2.25%
Supplemental data
Portfolio turnover rate	62%	65%	69%
Net assets, end of period (000s omitted)	$4,522	$2,323	$481

[1]	For the period from January 31, 2013 (commencement of class operations) to June 30, 2013

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage High Yield Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2015	2014	2013[1]
Net asset value, beginning of period	$10.26	$9.52	$10.00
Net investment income	0.35	0.41	0.13
Net realized and unrealized gains (losses) on investments	0.17	0.76	(0.48)

Total from investment operations	0.52	1.17	(0.35)
Distributions to shareholders from
Net investment income	(0.35)	(0.41)	(0.13)
Net realized gains	(0.09)	(0.02)	0.00

Total distributions to shareholders	(0.44)	(0.43)	(0.13)
Net asset value, end of period	$10.34	$10.26	$9.52
Total return[2]	5.07%	12.63%	(3.57)%
Ratios to average net assets (annualized)
Gross expenses	1.00%	1.80%	3.24%
Net expenses	0.75%	0.75%	0.75%
Net investment income	3.35%	4.14%	3.10%
Supplemental data
Portfolio turnover rate	62%	65%	69%
Net assets, end of period (000s omitted)	$13,768	$3,282	$482

[1]	For the period from January 31, 2013 (commencement of class operations) to June 30, 2013

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage High Yield Municipal Bond Fund	23

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2015	2014	2013[1]
Net asset value, beginning of period	$10.25	$9.52	$10.00
Net investment income	0.37	0.42	0.13
Net realized and unrealized gains (losses) on investments	0.18	0.75	(0.48)

Total from investment operations	0.55	1.17	(0.35)
Distributions to shareholders from
Net investment income	(0.37)	(0.42)	(0.13)
Net realized gains	(0.09)	(0.02)	0.00

Total distributions to shareholders	(0.46)	(0.44)	(0.13)
Net asset value, end of period	$10.34	$10.25	$9.52
Total return[2]	5.33%	12.70%	(3.52)%
Ratios to average net assets (annualized)
Gross expenses	0.74%	1.53%	2.97%
Net expenses	0.60%	0.60%	0.60%
Net investment income	3.51%	4.26%	3.25%
Supplemental data
Portfolio turnover rate	62%	65%	69%
Net assets, end of period (000s omitted)	$76,118	$31,105	$8,204

[1]	For the period from January 31, 2013 (commencement of class operations) to June 30, 2013

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage High Yield Municipal Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage High Yield Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Notes to financial statements	Wells Fargo Advantage High Yield Municipal Bond Fund	25

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Advantage High Yield Municipal Bond Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$113,915,015	$0	$113,915,015

Short-term investments
Investment companies	549,930	0	0	549,930
U.S. Treasury securities	100,001	0	0	100,001
Total assets	$649,931	$113,915,015	$0	$114,564,946

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase. For the year ended June 30, 2015, the advisory fee was equivalent to an annual rate of 0.45% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Notes to financial statements	Wells Fargo Advantage High Yield Municipal Bond Fund	27

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2015, Funds Distributor received $8,378 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2015 were $129,417,637 and $50,395,174, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2015, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2015, the Fund did not have any open futures contracts. The Fund had an average notional amount of $1,552,775 in short futures contracts during the year ended June 30, 2015.

The realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the Statements of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2015, the Fund paid $116 in commitment fees.

For the year ended June 30, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	Year ended June 30
	2015	2014
Ordinary income	$699,045	$30,296
Tax-exempt income	2,965,277	767,499
Long-term capital gain	18,910	0

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Unrealized gains
$361,405	$88,793	$599,627

28	Wells Fargo Advantage High Yield Municipal Bond Fund	Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage High Yield Municipal Bond Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage High Yield Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from January 31, 2013 (commencement of operations) to June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage High Yield Municipal Bond Fund as of June 30, 2015, the results of its operations, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from January 31, 2013 (commencement of operations) to June 30, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

30	Wells Fargo Advantage High Yield Municipal Bond Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $18,910 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2015.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2015.

For the fiscal year ended June 30, 2015, $699,045 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

32	Wells Fargo Advantage High Yield Municipal Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage High Yield Municipal Bond Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement applicable to Fund-level administrative services (the “Administration Agreement”). The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

34	Wells Fargo Advantage High Yield Municipal Bond Fund	Other information (unaudited)

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund through the period ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted the limited operating history of the Fund, which commenced operations in 2013. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the one-year period under review, and lower than the average performance of the Universe for the first quarter of 2015. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays Municipal Bond Index, for the one-year period under review and the first quarter of 2015.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than, equal to, or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)	Wells Fargo Advantage High Yield Municipal Bond Fund	35

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management and the Sub-Adviser, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole.

Funds Management and the Sub-Adviser explained the methodologies and estimates that they used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or the Sub-Adviser to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Advantage High Yield Municipal Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235271 08-15 A264/AR264 06-15

Wells Fargo Advantage

Intermediate Tax/AMT-Free Fund

Annual Report

June 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/intermediatetaxamtfree.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund for the 12-month period that ended June 30, 2015. The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate. Ten-year municipal yields declined in the first half of the reporting period and then retraced their path higher in the second half; shorter-term yields rose modestly. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, returned 3.0% during the 12-month reporting period.

Monetary policy was accommodative, and economic growth was moderate.

The Fed kept its key interest rate near zero in order to support the economy and the financial system. It ended its quantitative easing program in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate in 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB expanded its quantitative easing program to include the purchase of eurozone government bonds. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

U.S. economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.3% as of June 2015, and inflation remained below the Fed’s longer-run objective of a 2% pace. The period was also marked by dramatically lower oil prices, which fell from more than $90 per barrel at the beginning of the period to below $50 per barrel in early 2015 before stabilizing near $60 per barrel at the end of June 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured states and municipalities with oil-dependent economies.

Supply and demand technical factors supported municipals.

Demand for municipal debt, as measured by cash flows to mutual funds, was positive for the reporting period. Inflows of more than $25 billion occurred during the first 10 months of the reporting period, but investor demand waned in May and June 2015 as nearly $2 billion in municipal fund redemptions took place alongside higher yields and lower bond prices. On the supply side, refunding outpaced new issuance for capital projects. After several years of negative net new supply, issuance in the first half of 2015 was on track for positive net supply as municipalities both seek to refinance outstanding bonds ahead of higher interest rates and cannot defer necessary capital investments.

Municipal credit fundamentals were solid.

Although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. The state of New Jersey, state of Illinois, and various Chicago credits were downgraded multiple notches due to growing fiscal strains from underfunded pension and other post-employment-benefit liabilities. We believe each issuer has the ability to resolve its financial situation but so far has lacked the political will to do so. Puerto Rico, whose debt is now rated below

[1]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	3

investment grade, continued to struggle to regain its financial footing. Detroit exited its bankruptcy in December 2014, about one-and-a half years after it entered Chapter 9 bankruptcy.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate-debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

Average annual total returns1 (%) as of June 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFTAX)	7-31-2007	(1.37)	3.56	3.79	1.68	4.19	4.10	0.81	0.70
Class C (WFTFX)	7-31-2007	(0.08)	3.42	3.33	0.92	3.42	3.33	1.56	1.45
Administrator Class (WFITX)	3-31-2008	–	–	–	1.78	4.29	4.19	0.75	0.60
Institutional Class (WITIX)	3-31-2008	–	–	–	1.97	4.48	4.33	0.48	0.42
Investor Class (SIMBX)	7-31-2001	–	–	–	1.65	4.16	4.07	0.84	0.73
Barclays Municipal Bond 1-15 Year Blend Index[4]	–	–	–	–	2.22	3.76	4.18	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	5

Growth of $10,000 investment[5] as of June 30, 2015

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of Investor Class shares, no such adjustment is reflected). Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has contractually committed through October 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	Barclays Municipal Bond 1–15 Year Blend Index is the 1–15 Year Blend component of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is an unmanaged index composed of tax-exempt bonds with maturities between six and eight years and a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond 1–15 Year Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

[6]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality and credit quality ratings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays Municipal Bond 1–15 Year Blend Index, for the 12-month period that ended June 30, 2015.

■	Individual security selection detracted from performance—specifically, securities from the state of Illinois, city of Chicago, Chicago Board of Education, and state of New Jersey underperformed.

■	An overweight to A-rated and BBB-rated bonds was the main contributor to performance these credit tiers outperformed higher-rated credit categories.

■	Sector allocation also contributed to results due to the Fund’s overweight to essential services revenue bonds and underweight to general obligation (GO) bonds and prerefunded bonds.

The period was marked by the anticipation of higher rates.

The U.S. Federal Reserve maintained its ultra-low rate policy while indicating its intention to begin moving to a more normalized monetary policy. In addition, the European Central Bank announced a 1.0-trillion-euro quantitative easing program to ward off deflation and stimulate the economy. Over the year, the 10-year U.S. Treasury yield fell from a high of 2.64% on July 3, 2014, to a low of 1.64% on January 30, 2015, before climbing to 2.36% at the end of the reporting period.

Municipal yields ended the fiscal year very close to where they started with the exception of bonds with maturities between one and eight years, which ended with higher yields. During the first half of the period, investor demand combined with limited supply—both new issue and refunding volume—drove yields lower, caused credit spreads to compress, and helped long-term bonds outperform. The second half of the period saw a dramatically increased supply (about 29% over the same prior-year period) and lower, yet positive, investor demand. During the second half of the period, longer-term bonds underperformed and credit spreads widened, and remained slightly wider than historical norms.

Credit quality[6] as of June 30, 2015

We focused on duration, yield curve, credit, sector allocation, and security selection decisions.

While we tactically moved the Fund’s duration positioning throughout the year to take advantage of seasonal and supply/demand patterns in the market, we generally kept overall duration short relative to the benchmark, which hindered performance in the first half of the period but helped in the second half. We sold into strength during the first half of the period as the market rallied and the yield curve flattened, somewhat reducing the Fund’s yield-curve flattening bias. We believed the yield curve could initially steepen with long-maturity yields moving higher before a flattening trend emerges on the heels of higher short-term yields. The curve re-steepened in the second half of the year, and we were net buyers of what we believed were compelling values in high-grade credits in the longer/intermediate part of the curve. The Fund remained positioned to benefit from a flattening yield curve.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	7

Effective maturity distribution[7] as of June 30, 2015

The Fund remained overweight A-rated and BBB-rated municipal bonds, and we tactically reduced the overweight as those holdings outperformed. Despite the tactical reduction, we anticipate remaining overweight in lower-rated investment-grade credits, believing that as the economy improves there will be further opportunity for outperformance of lower-rated securities. The Fund benefited from its limited exposure to Puerto Rico. The Fund’s exposure to Illinois credits and the state of New Jersey detracted from results as spreads on issues from within these two states widened significantly as they were downgraded multiple notches due to growing fiscal strain from underfunded pension and post-employment-benefit liabilities.

Global uncertainty and increased volatility will drive investment decisions.

Going forward, the interest-rate environment has become less clear. While rates could move modestly higher, we believe continued global turmoil could push increases to the federal funds rate further into the future. Increased volatility means we want to hold more cash and highly liquid investments for defensive purposes, but it also means more opportunities will present themselves. Our total return approach combined with a relative-value bias will cause us to adjust the Fund’s positioning as market conditions change.

Please see footnotes on page 5.

8	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$993.48	$3.46	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Class C
Actual	$1,000.00	$989.80	$7.15	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Administrator Class
Actual	$1,000.00	$993.99	$2.97	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$995.74	$2.08	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.11	0.42%
Investor Class
Actual	$1,000.00	$994.18	$3.61	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.66	0.73%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	9

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Municipal Obligations: 98.66%

Alabama: 0.35%
Other securities				$8,175,104	0.35%

Alaska: 0.47%
Other securities				11,144,272	0.47

Arizona: 1.64%
Other securities				38,830,556	1.64

California: 10.05%
Bay Area CA Toll Authority Toll Bridge Revenue Series A (Transportation Revenue) ±	1.32%	4-1-2036	$20,000,000	19,425,000	0.82
California Public Works Board (Various Revenue) µ	5.00-6.25	12-1-2019 to 4-1-2034	7,925,000	8,835,353	0.38
California Public Works Board Regents of the University of California Series G (Miscellaneous Revenue)	5.00	12-1-2030	12,110,000	14,533,090	0.62
California Various Purposes (GO)	6.00	4-1-2038	8,055,000	9,398,413	0.40
University of California Limited Project Series G (Education Revenue)	5.00	5-15-2037	10,390,000	11,699,452	0.50
University of California Medical Center Series J (Health Revenue)	5.25	5-15-2030	15,000,000	17,362,500	0.74
Other securities				156,095,927	6.59

				237,349,735	10.05

Colorado: 1.12%
Colorado Springs CO Utilities System Sub Lien Improvement Series B (Utilities Revenue, Bayerische Landesbank SPA) ø	0.27	11-1-2036	25,665,000	25,665,000	1.09
Other securities				852,634	0.03

				26,517,634	1.12

Connecticut: 1.41%
Connecticut Health & HEFAR Yale University Issue Series A (Education Revenue) ±%%	1.38	7-1-2035	10,000,000	10,015,100	0.42
Other securities				23,183,444	0.99

				33,198,544	1.41

Delaware: 0.08%
Other securities				1,963,060	0.08

District of Columbia: 1.19%
Other securities				28,129,326	1.19

Florida: 6.66%
Deutsche Bank SPEAR/LIFER Trust Series DBE 1132 (Transportation Revenue, Deutsche Bank LIQ) 144Aø	0.21	7-1-2031	14,760,000	14,760,000	0.63

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Summary portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Florida (continued)
Miami-Dade County FL School Board Certificate of Participation Series 5 (Miscellaneous Revenue, Dexia Credit Local LOC, FGIC Insured, Dexia Credit Local LIQ) 144Aø	0.48%	5-1-2037	$25,000,000	$25,000,000	1.06%
Miami-Dade County FL School Board Certificate of Participation (Miscellaneous Revenue)	5.00	11-1-2027 to 5-1-2031	9,600,000	10,968,930	0.47
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.33	8-1-2029	10,000,000	10,000,000	0.42
Other securities				96,565,352	4.08

				157,294,282	6.66

Georgia: 0.57%
Other securities				13,430,815	0.57

Guam: 0.44%
Other securities				10,477,966	0.44

Illinois: 19.48%
Chicago IL Board of Education (GO) µ	0.00-5.25	12-1-2021 to 3-1-2036	44,555,000	40,032,704	1.68
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2022	20,000,000	14,173,200	0.60
Chicago IL O’Hare International Airport Senior Lien (Airport Revenue)	5.25	1-1-2032	8,755,000	9,795,094	0.41
Chicago IL (GO) µ	4.00-5.25	1-1-2019 to 1-1-2037	26,910,000	27,073,279	1.15
Chicago IL Series G (GO, Ambac Insured)	5.00	12-1-2024	16,865,000	17,015,267	0.72
Chicago IL Water Revenue (Water & Sewer Revenue) µ	5.00	11-1-2022 to 11-1-2033	15,375,000	16,446,172	0.69
Chicago IL Water Revenue Second Lien Series A (Water & Sewer Revenue, Ambac Insured)	5.00	11-1-2032	10,000,000	10,365,800	0.44
Illinois (Various Revenue) µ	4.75-5.00	9-1-2016 to 4-1-2026	23,685,000	25,054,402	1.07
Illinois (Tax Revenue)	5.00	6-15-2023	16,050,000	18,790,513	0.80
Illinois Regional Transportation Authority (Tax Revenue, National Insured)	6.50	7-1-2026	7,815,000	10,148,872	0.43
Illinois Toll Highway Authority (Transportation Revenue) µ	5.00-5.25	1-1-2024 to 1-1-2026	8,150,000	8,789,085	0.38
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured, Landesbank Hessen-Thüringen SPA) ø	0.35	1-1-2017	31,650,000	31,650,000	1.34
Metropolitan Pier & Exposition Authority Illinois Hospitality Facilities PFOTER Series 3554 (Miscellaneous Revenue, Dexia Credit Local LIQ) 144Aø	0.15	7-1-2026	12,825,000	12,825,000	0.54
Other securities				217,763,482	9.23

				459,922,870	19.48

Indiana: 2.06%
Indiana HEFA Ascension Health Series B3 (Health Revenue) ±	1.88	11-15-2031	15,000,000	15,107,550	0.64
Other securities				33,547,955	1.42

				48,655,505	2.06

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Iowa: 0.39%
Other securities				$9,100,423	0.39%

Kansas: 0.19%
Other securities				4,402,210	0.19

Kentucky: 1.15%
Other securities				27,031,697	1.15

Louisiana: 1.14%
Other securities				26,929,193	1.14

Maryland: 1.26%
Maryland Series B (GO)	4.00%	8-1-2024	$15,000,000	17,010,750	0.72
Other securities				12,627,313	0.54

				29,638,063	1.26

Massachusetts: 2.34%
Massachusetts HEFA Various Partners Healthcare Series G-6 (Health Revenue) ±	0.95	7-1-2038	14,000,000	13,986,420	0.59
Massachusetts Water Resources Authority Series DCL 005 (Water & Sewer Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	0.19	8-1-2025	15,655,000	15,655,000	0.66
Other securities				25,492,452	1.09

				55,133,872	2.34

Michigan: 5.48%
Detroit MI City School District Series DC8032 (GO, Dexia Credit Local LOC, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.30	5-1-2029	11,215,000	11,215,000	0.47
Detroit MI City School District Series DCL045 (GO, Dexia Credit Local LOC, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.43	5-1-2030	12,595,000	12,595,000	0.53
Michigan Finance Authority Local Government Loan Program Series D (Water & Sewer Revenue)	5.00	7-1-2030	12,000,000	12,937,320	0.55
Michigan PFOTER Series 4711 (GO, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.39	5-1-2029	9,880,000	9,880,000	0.42
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	11,500,000	11,661,230	0.49
Other securities				71,162,362	3.02

				129,450,912	5.48

Minnesota: 0.82%
Minnesota HEFAR Carleton College Series 5G (Education Revenue, JPMorgan Chase & Company SPA) ø	0.11	11-1-2029	10,000,000	10,000,000	0.42
Other securities				9,377,813	0.40

				19,377,813	0.82

Mississippi: 0.53%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (Water & Sewer Revenue, AGM Insured)	5.00	9-1-2030	10,000,000	11,144,600	0.47

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Summary portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Mississippi (continued)
Other securities				$1,445,379	0.06%

				12,589,979	0.53

Missouri: 0.46%
Other securities				10,889,530	0.46

Nebraska: 0.13%
Other securities				3,120,184	0.13

Nevada: 1.01%
Other securities				23,748,924	1.01

New Hampshire: 0.38%
Other securities				8,979,556	0.38

New Jersey: 6.16%
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.67%	3-1-2028	$15,000,000	14,719,050	0.62
New Jersey Healthcare Facilities Residual Interest Bond Trust Series 14WE (Miscellaneous Revenue, Barclays Bank plc LOC) 144Aø	0.20	7-3-2017	20,000,000	20,000,000	0.85
New Jersey HEFAR Student Assistance Authority Series A (Education Revenue)	5.00	6-1-2019	9,860,000	10,955,840	0.47
New Jersey PFOTER Series 4713 (GO, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.19	12-15-2021	22,755,000	22,755,000	0.96
New Jersey PFOTER Series 4717 (GO, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.21	12-15-2022	19,900,000	19,900,000	0.84
Other securities				57,021,977	2.42

				145,351,867	6.16

New Mexico: 0.22%
Other securities				5,208,127	0.22

New York: 6.93%
New York Dormitory Authority (Tax Revenue) µ	5.00-5.50	3-15-2025 to 3-15-2033	14,585,000	17,256,534	0.74
New York Dormitory Authority Series E (Tax Revenue)	5.00	2-15-2032	11,250,000	12,905,663	0.55
New York NY Municipal Water Finance Authority Series AA2 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.25	6-15-2032	12,475,000	12,475,000	0.53
New York NY Sub Series J-4 (GO) ±	0.62	8-1-2025	10,000,000	9,938,900	0.42
New York NY Transitional Finance Authority Sub Series 2B (Tax Revenue, Dexia Credit Local SPA) ø	0.17	11-1-2022	9,550,000	9,550,000	0.40
New York Urban Development Corporation Certificate of Participation James A Farley Post Office Project (Miscellaneous Revenue) 144A	4.20	2-1-2017	15,000,000	14,958,750	0.63
Other securities				86,605,372	3.66

				163,690,219	6.93

North Carolina: 1.67%
North Carolina Medical Care Commission Healthcare Facilities Series A (Health Revenue, JPMorgan Chase & Company SPA) ø	0.23	11-1-2034	23,500,000	23,500,000	1.00

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

North Carolina (continued)
Other securities				$15,949,200	0.67%

				39,449,200	1.67

North Dakota: 0.04%
Other securities				974,342	0.04

Ohio: 2.54%
Ohio University Hospitals Health Systems Series B (Health Revenue) ø	0.45%	1-15-2033	$9,500,000	9,500,000	0.40
Ohio Water Development Authority FirstEnergy Nuclear Generation Corporation Project Series A (Water & Sewer Revenue) ±	3.75	7-1-2033	15,000,000	15,006,750	0.64
Ohio Water Development Authority Pollution Control First Energy Nuclear Generation Project Series A (Water & Sewer Revenue) ±	3.75	6-1-2033	10,000,000	10,004,200	0.42
Other securities				25,510,061	1.08

				60,021,011	2.54

Oklahoma: 1.36%
Other securities				32,004,006	1.36

Oregon: 0.06%
Other securities				1,302,632	0.06

Pennsylvania: 5.78%
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue)	1.57	11-1-2039	10,000,000	10,224,300	0.43
Tender Option Bond Trust Receipts / Certificates Series 2015 (Miscellaneous Revenue, AGM Insured, JPMorgan Chase & Company LIQ) 144Aø	0.17	12-1-2015	9,850,000	9,850,000	0.42
Other securities				116,440,212	4.93

				136,514,512	5.78

Puerto Rico: 0.05%
Other securities				1,268,163	0.05

Rhode Island: 0.32%
Other securities				7,633,716	0.32

South Carolina: 0.83%
South Carolina Public Service Authority Refunding Notes (Water & Sewer Revenue, AGM/Ambac Insured, Citibank NA LIQ) 144Aø	0.22	1-1-2016	10,780,000	10,780,000	0.46
Other securities				8,840,730	0.37

				19,620,730	0.83

South Dakota: 0.04%
Other securities				1,004,419	0.04

Tennessee: 0.90%
Other securities				21,264,282	0.90

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Summary portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Texas: 6.84%
Harris County TX Tax Road Refunding Bond Series A (GO)	5.00%	10-1-2025	$8,445,000	$10,196,493	0.43%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C (Resource Recovery Revenue) ø	0.21	12-1-2039	15,925,000	15,925,000	0.67
Texas Municipal Gas Acquisition & Supply Corporation II Series 2007-042-1993B (Utilities Revenue, BNP Paribas LIQ) 144Aø	0.22	9-15-2018	20,000,000	20,000,000	0.85
Texas Municipal Gas Acquisition & Supply Corporation (Utilities Revenue) µ	0.54-5.00	9-15-2017 to 12-15-2023	24,945,000	27,782,536	1.18
Other securities				87,685,274	3.71

				161,589,303	6.84

Utah: 0.11%
Other securities				2,524,223	0.11

Virgin Islands: 0.37%
Other securities				8,665,080	0.37

Virginia: 0.28%
Other securities				6,693,999	0.28

Washington: 2.71%
Washington HCFR Catholic Health Series B (Health Revenue, JPMorgan Chase & Company SPA) ø	0.28	3-1-2032	12,050,000	12,050,000	0.51
Other securities				52,006,946	2.20

				64,056,946	2.71

West Virginia: 0.05%
Other securities				1,218,283	0.05

Wisconsin: 0.60%
Other securities				14,085,710	0.60

Total Municipal Obligations (Cost $2,263,868,549)				2,329,622,795	98.66

	Yield		Shares
Short-Term Investments: 1.53%

Investment Companies: 1.53%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		36,167,042	36,167,042	1.53

Total Short-Term Investments (Cost $36,167,042)				36,167,042	1.53

Total investments in securities (Cost $2,300,035,591) *				2,365,789,837	100.19
Other assets and liabilities, net				(4,389,837)	(0.19)

Total net assets				$2,361,400,000	100.00%

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	15

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

µ	All or some of these obligations have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest.

%%	The security is issued on a when-issued basis.

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $2,300,191,874 and unrealized gains (losses) consists of:

Gross unrealized gains	$76,013,275
Gross unrealized losses	(10,415,312)

Net unrealized gains	$65,597,963

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Statement of assets and liabilities—June 30, 2015

Assets
Investments
In unaffiliated securities, at value (cost $2,263,868,549)	$2,329,622,795
In affiliated securities, at value (cost $36,167,042)	36,167,042

Total investments, at value (cost $2,300,035,591)	2,365,789,837
Cash	317,577
Receivable for investments sold	35,673,197
Receivable for Fund shares sold	3,271,239
Receivable for interest	20,682,188
Prepaid expenses and other assets	70,583

Total assets	2,425,804,621

Liabilities
Dividends payable	901,358
Payable for investments purchased	58,396,729
Payable for Fund shares redeemed	3,932,504
Advisory fee payable	436,156
Distribution fee payable	35,333
Administration fees payable	321,057
Accrued expenses and other liabilities	381,484

Total liabilities	64,404,621

Total net assets	$2,361,400,000

NET ASSETS CONSIST OF
Paid-in capital	$2,295,952,106
Overdistributed net investment income	(52,201)
Accumulated net realized losses on investments	(254,151)
Net unrealized gains on investments	65,754,246

Total net assets	$2,361,400,000

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$214,880,375
Shares outstanding – Class A1	18,726,301
Net asset value per share – Class A	$11.47
Maximum offering price per share – Class A2	$11.82
Net assets – Class C	$56,702,750
Shares outstanding – Class C1	4,941,494
Net asset value per share – Class C	$11.47
Net assets – Administrator Class	$773,770,219
Shares outstanding – Administrator Class[1]	67,392,339
Net asset value per share – Administrator Class	$11.48
Net assets – Institutional Class	$878,585,043
Shares outstanding – Institutional Class[1]	76,465,647
Net asset value per share – Institutional Class	$11.49
Net assets – Investor Class	$437,461,613
Shares outstanding – Investor Class[1]	38,141,115
Net asset value per share – Investor Class	$11.47

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/97.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	17

Investment income
Interest	$64,394,211
Income from affiliated securities	19,510

Total investment income	64,413,721

Expenses
Advisory fee	7,062,948
Administration fees
Fund level	1,114,658
Class A	345,513
Class C	92,270
Administrator Class	733,763
Institutional Class	622,879
Investor Class	842,346
Shareholder servicing fees
Class A	539,864
Class C	144,172
Administrator Class	1,834,407
Investor Class	1,107,859
Distribution fee
Class C	432,517
Custody and accounting fees	112,256
Professional fees	53,578
Registration fees	135,740
Shareholder report expenses	88,137
Trustees’ fees and expenses	13,060
Other fees and expenses	50,095

Total expenses	15,326,062
Less: Fee waivers and/or expense reimbursements	(2,069,170)

Net expenses	13,256,892

Net investment income	51,156,829

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	6,176,669
Futures transactions	147,886

Net realized gains on investments	6,324,555
Net change in unrealized gains (losses) on investments	(20,839,190)

Net realized and unrealized gains (losses) on investments	(14,514,635)

Net increase in net assets resulting from operations	$36,642,194

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Statement of changes in net assets

	Year ended June 30, 2015		Year ended June 30, 2014

Operations
Net investment income		$51,156,829		$52,935,966
Net realized gains (losses) on investments		6,324,555		(6,566,459)
Net change in unrealized gains (losses) on investments		(20,839,190)		57,189,271

Net increase in net assets resulting from operations		36,642,194		103,558,778

Distributions to shareholders from
Net investment income
Class A		(4,728,054)		(6,806,683)
Class C		(830,216)		(1,167,688)
Administrator Class		(16,785,583)		(17,700,151)
Institutional Class		(19,241,370)		(15,249,029)
Investor Class		(9,569,866)		(12,014,191)
Net realized gains
Class A		0		(1,658,020)
Class C		0		(385,963)
Administrator Class		0		(4,201,690)
Institutional Class		0		(3,100,604)
Investor Class		0		(2,907,199)

Total distributions to shareholders		(51,155,089)		(65,191,218)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,045,158	58,687,151	8,123,203	91,733,863
Class C	960,317	11,184,212	739,086	8,370,039
Administrator Class	21,365,779	248,531,364	30,944,915	348,684,118
Institutional Class	43,496,123	505,863,626	32,614,191	368,486,884
Investor Class	7,046,199	81,897,022	9,497,829	107,209,534

		906,163,375		924,484,438

Reinvestment of distributions
Class A	382,977	4,450,514	718,688	8,105,839
Class C	62,813	729,984	121,913	1,373,072
Administrator Class	1,357,124	15,782,218	1,837,811	20,742,708
Institutional Class	929,789	10,821,859	602,370	6,826,959
Investor Class	808,378	9,391,930	1,279,933	14,431,623

		41,176,505		51,480,201

Payment for shares redeemed
Class A	(9,666,672)	(111,817,381)	(11,511,229)	(129,437,057)
Class C	(1,075,380)	(12,489,765)	(2,242,496)	(25,241,602)
Administrator Class	(13,275,704)	(154,374,644)	(29,767,171)	(335,954,909)
Institutional Class	(19,902,760)	(231,743,877)	(22,016,202)	(249,004,231)
Investor Class	(8,797,973)	(102,040,606)	(18,219,592)	(204,713,096)

		(612,466,273)		(944,350,895)

Net increase in net assets resulting from capital share transactions		334,873,607		31,613,744

Total increase in net assets		320,360,712		69,981,304

Net assets
Beginning of period		2,041,039,288		1,971,057,984

End of period		$2,361,400,000		$2,041,039,288

Overdistributed net investment income		$(52,201)		$(53,941)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.53	$11.31	$11.53	$10.94	$10.81
Net investment income	0.25	0.30	0.28	0.35	0.36
Net realized and unrealized gains (losses) on investments	(0.06)	0.29	(0.18)	0.59	0.13

Total from investment operations	0.19	0.59	0.10	0.94	0.49
Distributions to shareholders from
Net investment income	(0.25)	(0.30)	(0.28)	(0.35)	(0.36)
Net realized gains	0.00	(0.07)	(0.04)	(0.00)[1]	0.00

Total distributions to shareholders	(0.25)	(0.37)	(0.32)	(0.35)	(0.36)
Net asset value, end of period	$11.47	$11.53	$11.31	$11.53	$10.94
Total return[2]	1.68%	5.37%	0.82%	8.71%	4.57%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.81%	0.80%	0.81%	0.82%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.19%	2.66%	2.36%	3.07%	3.27%
Supplemental data
Portfolio turnover rate	38%	29%	24%	38%	52%
Net assets, end of period (000s omitted)	$214,880	$264,796	$289,931	$307,991	$239,853

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.53	$11.31	$11.53	$10.94	$10.81
Net investment income	0.17	0.22	0.19	0.27	0.28
Net realized and unrealized gains (losses) on investments	(0.06)	0.29	(0.18)	0.59	0.13

Total from investment operations	0.11	0.51	0.01	0.86	0.41
Distributions to shareholders from
Net investment income	(0.17)	(0.22)	(0.19)	(0.27)	(0.28)
Net realized gains	0.00	(0.07)	(0.04)	(0.00)[1]	0.00

Total distributions to shareholders	(0.17)	(0.29)	(0.23)	(0.27)	(0.28)
Net asset value, end of period	$11.47	$11.53	$11.31	$11.53	$10.94
Total return[2]	0.92%	4.59%	0.07%	7.90%	3.80%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.56%	1.55%	1.56%	1.57%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.44%	1.92%	1.61%	2.32%	2.54%
Supplemental data
Portfolio turnover rate	38%	29%	24%	38%	52%
Net assets, end of period (000s omitted)	$56,703	$57,580	$72,106	$67,598	$50,157

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.54	$11.32	$11.54	$10.95	$10.82
Net investment income	0.27	0.31	0.29	0.36	0.37
Net realized and unrealized gains (losses) on investments	(0.06)	0.29	(0.18)	0.59	0.13

Total from investment operations	0.21	0.60	0.11	0.95	0.50
Distributions to shareholders from
Net investment income	(0.27)	(0.31)	(0.29)	(0.36)	(0.37)
Net realized gains	0.00	(0.07)	(0.04)	(0.00)[1]	0.00

Total distributions to shareholders	(0.27)	(0.38)	(0.33)	(0.36)	(0.37)
Net asset value, end of period	$11.48	$11.54	$11.32	$11.54	$10.95
Total return	1.78%	5.47%	0.92%	8.81%	4.68%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.75%	0.74%	0.75%	0.76%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.29%	2.76%	2.46%	3.18%	3.39%
Supplemental data
Portfolio turnover rate	38%	29%	24%	38%	52%
Net assets, end of period (000s omitted)	$773,770	$668,517	$621,627	$494,528	$343,666

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.55	$11.32	$11.54	$10.96	$10.82
Net investment income	0.29	0.33	0.31	0.38	0.39
Net realized and unrealized gains (losses) on investments	(0.06)	0.30	(0.18)	0.58	0.14

Total from investment operations	0.23	0.63	0.13	0.96	0.53
Distributions to shareholders from
Net investment income	(0.29)	(0.33)	(0.31)	(0.38)	(0.39)
Net realized gains	0.00	(0.07)	(0.04)	(0.00)[1]	0.00

Total distributions to shareholders	(0.29)	(0.40)	(0.35)	(0.38)	(0.39)
Net asset value, end of period	$11.49	$11.55	$11.32	$11.54	$10.96
Total return	1.97%	5.75%	1.10%	8.91%	4.86%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.48%	0.48%	0.49%	0.49%
Net expenses	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income	2.47%	2.94%	2.65%	3.32%	3.55%
Supplemental data
Portfolio turnover rate	38%	29%	24%	38%	52%
Net assets, end of period (000s omitted)	$878,585	$599,686	$461,403	$326,772	$129,033

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	23

(For a share outstanding throughout each period

	Year ended June 30
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.53	$11.31	$11.52	$10.94	$10.81
Net investment income	0.25	0.30	0.27	0.35	0.35
Net realized and unrealized gains (losses) on investments	(0.06)	0.29	(0.17)	0.58	0.13

Total from investment operations	0.19	0.59	0.10	0.93	0.48
Distributions to shareholders from
Net investment income	(0.25)	(0.30)	(0.27)	(0.35)	(0.35)
Net realized gains	0.00	(0.07)	(0.04)	(0.00)[1]	0.00

Total distributions to shareholders	(0.25)	(0.37)	(0.31)	(0.35)	(0.35)
Net asset value, end of period	$11.47	$11.53	$11.31	$11.52	$10.94
Total return	1.65%	5.34%	0.88%	8.58%	4.54%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.84%	0.83%	0.84%	0.85%
Net expenses	0.73%	0.73%	0.73%	0.73%	0.73%
Net investment income	2.16%	2.63%	2.33%	3.06%	3.24%
Supplemental data
Portfolio turnover rate	38%	29%	24%	38%	52%
Net assets, end of period (000s omitted)	$437,462	$450,460	$525,990	$425,044	$400,794

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services—Investment Companies. These financial statements report on the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Notes to financial statements	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	25

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2015, the Fund had capital loss carryforwards which consist of $97,871 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Municipal obligations	$0	$2,327,682,795	$1,940,000	$2,329,622,795

Short-term investments
Investment companies	36,167,042	0	0	36,167,042
Total assets	$36,167,042	$2,327,682,795	$1,940,000	$2,365,789,837

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2015, the advisory fee was equivalent to an annual rate of 0.32% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.60% for Administrator Class shares, 0.42% for Institutional Class shares, and 0.73% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Notes to financial statements	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	27

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 075% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2015, Funds Distributor received $23,716 from the sale of Class A shares and $217 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2015 were $1,019,160,139 and $692,111,701, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2015, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2015, the Fund did not have any open futures contracts. The Fund had an average notional amount of $26,405,847 in short futures contracts during the year ended June 30, 2015.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June, 30, 2015, the Fund paid $2,336 in commitment fees.

For the year ended June 30, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	Year ended June 30
	2015	2014
Ordinary income	$0	$2,012,266
Tax-exempt income	51,155,089	52,939,858
Long-term capital gain	0	10,239,094

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$862,198	$65,597,963	$(97,871)

28	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

30	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2015.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

32	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement applicable to Fund-level administrative services (the “Administration Agreement”). The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

34	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Other information (unaudited)

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays Municipal Bond 1–15 Year Blend Index, for all periods under review except the first quarter of 2015.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares, and to increase the net operating expense ratio cap for the Institutional Class. In accepting such proposed new net operating expense ratio cap, the Board noted that the Fund’s new net operating expense ratios would still be lower than or in range of the median net operating expense ratios of the Fund’s expense Groups for all share classes, including the Institutional Class.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	35

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management and the Sub-Adviser, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole.

Funds Management and the Sub-Adviser explained the methodologies and estimates that they used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or the Sub-Adviser to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235272 08-15 A251/AR251 06-15

Wells Fargo Advantage

Minnesota Tax-Free Fund

Annual Report

June 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Minnesota Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Minnesota Tax-Free Fund for the 12-month period that ended June 30, 2015. The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate. Ten-year municipal yields declined in the first half of the reporting period and then retraced their path higher in the second half; shorter-term yields rose modestly. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, returned 3.0% during the 12-month reporting period.

Monetary policy was accommodative, and economic growth was moderate.

The Fed kept its key interest rate near zero in order to support the economy and the financial system. It ended its quantitative easing program in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate in 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB expanded its quantitative easing program to include the purchase of eurozone government bonds. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

U.S. economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.3% as of June 2015, and inflation remained below the Fed’s longer-run objective of a 2% pace. The period was also marked by dramatically lower oil prices, which fell from more than $90 per barrel at the beginning of the period to below $50 per barrel in early 2015 before stabilizing near $60 per barrel at the end of June 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured states and municipalities with oil-dependent economies.

Supply and demand technical factors supported municipals.

Demand for municipal debt, as measured by cash flows to mutual funds, was positive for the reporting period. Inflows of more than $25 billion occurred during the first 10 months of the reporting period, but investor demand waned in May and June 2015 as nearly $2 billion in municipal fund redemptions took place alongside higher yields and lower bond prices. On the supply side, refunding outpaced new issuance for capital projects. After several years of negative net new supply, issuance in the first half of 2015 was on track for positive net supply as municipalities both seek to refinance outstanding bonds ahead of higher interest rates and cannot defer necessary capital investments.

Municipal credit fundamentals were solid.

Although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. The state of New Jersey, state of Illinois, and various Chicago credits were downgraded multiple notches due to growing fiscal strains from underfunded pension and other post-employment-benefit liabilities. We believe each issuer has the ability to resolve its financial situation but so far has

[1]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	3

lacked the political will to do so. Puerto Rico, whose debt is now rated below investment grade, continued to struggle to regain its financial footing. Detroit exited its bankruptcy in December 2014, about one-and-a half years after it entered Chapter 9 bankruptcy.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate-debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Minnesota Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Bruce R. Johns

Average annual total returns1 (%) as of June 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NMTFX)	1-2-1988	(1.90)	3.04	3.38	2.72	3.99	3.86	0.89	0.85
Class C (WMTCX)	4-8-2005	0.96	3.22	3.08	1.96	3.22	3.08	1.64	1.60
Administrator Class (NWMIX)	8-2-1993	–	–	–	2.88	4.24	4.12	0.83	0.60
Barclays Municipal Bond Index[4]	–	–	–	–	3.00	4.50	4.45	–	–
Barclays Minnesota Municipal Bond Index[5]	–	–	–	–	2.53	3.98	4.34	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Minnesota municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2015

[1]	Effective July 18, 2008, Class Z was renamed Administrator Class.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has contractually committed through October 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Barclays Minnesota Municipal Bond Index is the Minnesota component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Minnesota Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality and credit quality ratings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Minnesota Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) underperformed its benchmark, the Barclays Municipal Bond Index, but outperformed the Barclays Minnesota Municipal Bond Index for the 12-month period that ended June 30, 2015.

■	The Fund was overweight lower-rated investment-grade bonds (A-rated and BBB-rated), which outperformed higher-rated credit tiers (AAA-rated and AA-rated) and contributed to performance.

■	Individual security selection and sector allocation were contributors to performance because we were overweight outperforming revenue bonds and underweight general obligation (GO) and prerefunded bonds.

■	Duration and yield-curve positioning detracted from performance. The Fund’s duration was shorter than its benchmarks. The Fund had an overweight allocation to intermediate maturities of the yield curve, an underweight to the short, which underperformed, and an underweight to the long end, which outperformed.

The reporting period was marked by the anticipation of higher rates.

The U.S. Federal Reserve (Fed) maintained its ultra-low rate policy while indicating its intention to begin moving to a more normalized monetary policy. In addition, the European Central Bank announced a 1-trillion-euro quantitative easing program to ward off deflation and stimulate the economy.

Municipal yields ended the fiscal year close to where they started with the exception of bonds with maturities between one and eight years, which ended with higher yields. During the first half of the period, investor demand combined with limited supply—both new-issue and refunding volume—drove yields lower, caused credit spreads to compress, and helped long-term bonds outperform. The second half of the period saw a dramatically increased supply and lower, yet positive, investor demand. During the second half of the period, longer-term bonds underperformed and credit spreads widened, although spreads remained slightly wider than historical norms.

Credit quality[7] as of June 30, 2015

We found the best value in A-rated and BBB-rated credit tiers.

The Fund was overweight A-rated and BBB-rated bonds because we believed the additional income pickup in lower-rated investment-grade revenue bonds represented good relative value. In some cases, revenue bonds have more predictable revenue streams and a stronger security pledge than GO credits. The Fund holds little exposure to Puerto Rico bonds, and the exposure the Fund does have is in bonds that are insured by National Public Finance Guarantee Corporation.

Yield-curve positioning detracted from performance. The Fund was concentrated in the 8- to 20-year part of the curve, with an underweight to both the short and long end. While these intermediate maturities offered the best duration-adjusted returns, long-term bonds with maturities greater than 20 years generated the best nominal returns, as the market was modestly unchanged and additional income pickup helped the long end outperform. While the curve flattened, it remains steep from a historical standpoint and may continue to offer compelling returns from yield-curve roll. At the end of the fiscal year, the Fund’s duration was 80% of the Barclays Municipal Bond Index’s duration and 88% of the Barclays Minnesota Municipal Bond Index’s duration to benefit from the roll down in the 8- to 10-year space.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	7

Effective maturity distribution[8] as of June 30, 2015

Financial and economic conditions continued to improve in Minnesota.

The state’s debt management practices, pension funding practices, and economic diversity have long been strengths but have been limited by legislative gridlock within St. Paul and recurring budget imbalances. More recently, the state experienced improved revenues from higher income tax rates and economic growth. This trend allowed the state to replenish its financial reserves and undo payment deferrals to local governments. The municipal market within Minnesota is dominated by the state GOs and the health care sector. Hospital debt also performed well based on the state’s election to participate in Medicaid expansion as well as the additional income the sector offered. At the end of the reporting period, the state of Minnesota credit ratings were Aa1/AA+/AA+ by Moody’s Investors Service Incorporated; Standard & Poor’s; and Fitch, respectively.

We expect to continue a defensive strategy.

With the economy continuing to improve and the Fed moving to normalize monetary policy, we are monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates. If economic growth continues to accelerate, we expect the Fed could raise its target rate in late 2015 or early 2016. We expect to remain relatively defensively positioned with an overweight to A-rated and BBB-rated bonds in premium coupon bond structures trading to short calls and maturities structured to potentially benefit from a possible yield-curve flattening as rates increase. We believe this portfolio structure should outperform in both an unchanged and a rising-rate environment.

Please see footnotes on page 5.

8	Wells Fargo Advantage Minnesota Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,002.92	$4.22	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$999.20	$7.93	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$1,003.23	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Minnesota Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.09%

Guam: 0.99%
Guam Government Waterworks Authority Water & Wastewater System Project Series 2013 (Water & Sewer Revenue)	5.25%	7-1-2022	$865,000	$997,146
Guam International Airport Authority Series 2013A (Airport Revenue)	5.00	10-1-2017	200,000	216,652
Guam International Airport Authority Series 2013A (Airport Revenue)	5.00	10-1-2018	100,000	110,498
Guam International Airport Authority Series 2013B (Airport Revenue)	5.00	10-1-2017	300,000	324,978

				1,649,274

Illinois: 1.13%
Chicago IL Board of Education Refunding Bond Series A (GO) ±	4.07	3-1-2032	1,000,000	990,580
Chicago IL Refunding Bond CAB Series C (GO) ¤	0.00	1-1-2032	2,500,000	903,975

				1,894,555

Minnesota: 93.62%
Anoka County MN Capital Improvement Series A (GO)	5.00	2-1-2024	500,000	546,230
Anoka County MN Charter School Series A (Education Revenue)	2.65	6-1-2016	210,000	209,639
Anoka County MN Charter School Series A (Education Revenue)	3.40	6-1-2019	225,000	225,324
Anoka County MN Charter School Series A (Education Revenue)	3.65	6-1-2020	185,000	185,825
Anoka County MN Charter School Series A (Education Revenue)	3.75	6-1-2021	245,000	244,995
Anoka County MN Charter School Series A (Education Revenue)	5.00	6-1-2027	510,000	532,394
Anoka County MN Charter School Series A (Education Revenue)	5.00	6-1-2032	300,000	309,003
Anoka County MN Charter School Series A (Education Revenue)	5.00	6-1-2043	1,100,000	1,119,910
Anoka Hennepin MN Independent School District #11 Certificates of Participation Series 2014A (Miscellaneous Revenue)	5.00	2-1-2034	1,000,000	1,122,210
Austin MN Housing & RDA Courtyard Residence Project Series A (Housing Revenue)	5.00	1-1-2031	1,500,000	1,590,330
Baytown Township MN St. Croix Preparatory Academy Series A (Education Revenue)	7.00	8-1-2038	2,150,000	2,235,527
Brooklyn Park MN Charter School Prairie Seeds Academy Project Series 2015A (Miscellaneous Revenue)	5.00	3-1-2034	1,500,000	1,496,295
Buffalo MN Housing & RDA Public Facility Buffalo Wild Marsh Golf Course (Miscellaneous Revenue)	4.38	5-1-2024	185,000	185,250
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2011 (Miscellaneous Revenue)	5.00	11-1-2041	1,400,000	1,468,796
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014 (Health Revenue)	5.00	11-1-2026	750,000	863,512
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014 (Health Revenue)	5.00	11-1-2027	500,000	571,245
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014 (Health Revenue)	5.00	11-1-2029	300,000	339,135
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Series 2012 (Utilities Revenue)	5.00	1-1-2016	875,000	878,229
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Series 2012 (Utilities Revenue)	5.00	1-1-2042	1,500,000	1,621,695
Cologne MN Charter School Lease Revenue Cologne Academy Project Series 2014A (Education Revenue)	5.00	7-1-2029	590,000	624,173
Cologne MN Charter School Lease Revenue Cologne Academy Project Series 2014A (Education Revenue)	5.00	7-1-2034	500,000	520,595
Dakota County MN Community Development Agency SFMR (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.30	12-1-2039	89,430	92,807
Duluth MN Duluth Entertainment Convention Center Improvements Series A (GO)	5.00	2-1-2034	1,000,000	1,079,670

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Minnesota Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Duluth MN Housing & RDA Lease Revenue Bonds Public School Academy Series 2010A (Education Revenue)	5.60%	11-1-2030	$2,000,000	$2,117,800
Elk River MN Independent School District #728 Series A (GO, AGM Insured)	5.00	2-1-2021	3,400,000	3,492,242
Falcon Heights MN Kaleidoscope Charter School Series A (Education Revenue)	5.50	11-1-2017	395,000	401,885
Falcon Heights MN Kaleidoscope Charter School Series A (Education Revenue)	6.00	11-1-2027	1,870,000	1,905,736
Forest Lakes MN Charter School Lease Revenue Bonds Lakes International Language Academy Project Series 2014A (Education Revenue)	5.50	8-1-2036	500,000	543,055
Glencoe MN HCFR Glencoe Regional Health Services Project Series 2013 (Health Revenue)	1.50	4-1-2016	570,000	572,856
Glencoe MN HCFR Glencoe Regional Health Services Project Series 2013 (Health Revenue)	4.00	4-1-2022	735,000	773,749
Goodhue County MN Education District #6051 Red Wing Certificates of Participation Series 2014A (Miscellaneous Revenue)	5.00	2-1-2029	750,000	838,095
Hayward MN HCFR St. John’s Lutheran Home of Albert Lea Project Series 2015 (Health Revenue) %%	2.75	11-1-2017	500,000	499,905
Hugo MN Charter School Lease Revenue Bonds Noble Academy Project Series 2014A (Education Revenue)	5.00	7-1-2029	600,000	644,520
Hutchinson MN Public Utility Revenue Refunding Bonds Series 2012A (Utilities Revenue)	5.00	12-1-2026	700,000	795,354
Lakeville MN (Tobacco Revenue)	5.00	2-1-2016	180,000	181,710
Maple Grove MN Maple Grove Hospital Corporation (Health Revenue)	5.25	5-1-2024	1,735,000	1,835,890
Meeker County MN Memorial Hospital Project Series 2007 (Health Revenue)	5.63	11-1-2022	800,000	839,424
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A (Health Revenue)	5.25	8-15-2025	1,000,000	1,135,800
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A (Health Revenue)	5.25	8-15-2035	1,000,000	1,111,640
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, Ambac Insured) ±(m)(n)	0.11	11-15-2017	2,320,000	2,227,200
Minneapolis & St. Paul MN Metropolitan Airports Commission Sub Series 2014A (Airport Revenue)	5.00	1-1-2029	500,000	566,135
Minneapolis & St. Paul MN Metropolitan Airports Commission Sub Series 2014B (Airport Revenue)	5.00	1-1-2026	500,000	565,345
Minneapolis & St. Paul MN Metropolitan Airports Commission Sub Series B (Airport Revenue, National Insured)	5.00	1-1-2018	1,000,000	1,064,170
Minneapolis MN Charter School Yinghua Academy Project Series 2013A (Education Revenue)	5.00	7-1-2023	300,000	313,473
Minneapolis MN Development Limited Tax Supported Common Bond Series 1A (Miscellaneous Revenue)	4.80	12-1-2016	555,000	571,173
Minneapolis MN Development Limited Tax Supported Common Bond Series 2A (Miscellaneous Revenue)	5.00	6-1-2028	1,115,000	1,139,719
Minneapolis MN Development Limited Tax Supported Common Bond Series 2A (Miscellaneous Revenue)	6.00	12-1-2040	1,000,000	1,179,110
Minneapolis MN Fairview Health Services Series A (Health Revenue, AGM Insured)	6.63	11-15-2028	1,000,000	1,155,520
Minneapolis MN Fairview Health Services Series B (Health Revenue, AGM Insured)	6.50	11-15-2038	2,235,000	2,574,765
Minneapolis MN Student Housing Riverton Community Housing Project Series 2014 (Housing Revenue)	5.00	8-1-2032	860,000	877,587
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series C1 (Health Revenue, AGM Insured)	4.00	2-15-2020	50,000	54,784
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series C1 (Health Revenue, AGM Insured)	5.00	2-15-2030	2,000,000	2,189,560
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series E (Health Revenue, AGM Insured)	5.00	2-15-2037	4,030,000	4,243,348

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Minnesota Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Minnesota Agricultural & Economic Development Board Health Care System Fairview Hospital Series 1997A (Health Revenue, National Insured)	5.50%	11-15-2017	$695,000	$697,919
Minnesota Certificates of Participation Legislative Office Facility Project Series 2014 (Miscellaneous Revenue)	5.00	6-1-2023	435,000	518,550
Minnesota General Fund Revenue Appropriation Bonds Series 2012B (Miscellaneous Revenue)	5.00	3-1-2027	2,000,000	2,318,680
Minnesota General Fund Revenue Appropriation Bonds Series 2012B (Miscellaneous Revenue)	5.00	3-1-2029	2,000,000	2,278,120
Minnesota General Fund Revenue Appropriation Bonds Series 2014A (Miscellaneous Revenue)	5.00	6-1-2033	1,000,000	1,130,240
Minnesota HEFAR Bethel University Series 6R (Education Revenue)	5.50	5-1-2025	1,535,000	1,583,521
Minnesota HEFAR Carleton College Series 6D (Education Revenue, JPMorgan Chase & Company SPA) ø	0.11	4-1-2035	1,500,000	1,500,000
Minnesota HEFAR Carleton College Series 7D (Education Revenue)	5.00	3-1-2030	2,000,000	2,222,000
Minnesota HEFAR College of St. Scholastica Incorporated Series 7R (Education Revenue)	4.25	12-1-2027	400,000	405,988
Minnesota HEFAR Hamline University Series 7E (Education Revenue)	4.50	10-1-2021	300,000	325,083
Minnesota HEFAR Hamline University Series 7E (Education Revenue)	5.00	10-1-2029	500,000	533,695
Minnesota HEFAR St. Benedict College Series 7M (Education Revenue)	5.13	3-1-2036	275,000	293,351
Minnesota HEFAR St. Benedict College Series 7V (Education Revenue)	5.00	3-1-2018	635,000	689,578
Minnesota HEFAR St. Olaf College Series 7F (Education Revenue)	4.50	10-1-2030	500,000	528,900
Minnesota HEFAR St. Thomas University Series 6W (Education Revenue)	5.00	10-1-2018	1,100,000	1,161,501
Minnesota HEFAR St. Thomas University Series 6W (Education Revenue)	6.00	10-1-2025	1,030,000	1,095,796
Minnesota HEFAR St. Thomas University Series 6W (Education Revenue)	6.00	10-1-2030	1,000,000	1,054,260
Minnesota HEFAR St. Thomas University Series 6X (Education Revenue)	5.00	4-1-2029	1,000,000	1,060,710
Minnesota HEFAR St. Thomas University Series 7U (Education Revenue)	5.00	4-1-2023	750,000	883,852
Minnesota Housing Finance Agency Residential Housing Series 2007Q (Housing Revenue)	5.25	7-1-2033	865,000	881,608
Minnesota Housing Finance Agency Residential Housing Series 2009E (Housing Revenue)	4.20	7-1-2021	1,150,000	1,169,561
Minnesota Housing Finance Agency Residential Housing Series 2012D (Housing Revenue, GNMA/FNMA/FHLMC Insured)	4.00	7-1-2040	930,000	977,811
Minnesota Housing Finance Agency Series 2009B (Housing Revenue)	5.90	7-1-2028	105,000	108,897
Minnesota Housing Finance Agency Series 2015A (Housing Revenue)	5.00	8-1-2027	1,665,000	1,952,778
Minnesota Municipal Power Agency Series 2007 (Utilities Revenue)	5.00	10-1-2037	1,200,000	1,286,088
Minnesota Municipal Power Agency Series 2010A & Series 2010B (Utilities Revenue)	5.00	10-1-2025	2,335,000	2,631,919
Minnesota Prerefunded Bond (GO)	5.00	8-1-2022	100,000	108,783
Minnesota Unrefunded Bond (GO)	5.00	6-1-2020	185,000	192,851
Minnesota Unrefunded Bond (GO)	5.00	8-1-2022	2,400,000	2,608,416
Montgomery MN Independent School District School Building #394 Series B (GO, AGM Insured)	5.00	2-1-2025	500,000	512,950
Mounds View MN Independent School District #621 Series A (GO, South Dakota Credit Program Insured)	4.00	2-1-2022	530,000	573,672
Mower County MN Housing & RDA Facilities Project Series A (Miscellaneous Revenue)	5.75	2-1-2027	695,000	717,038
Mower County MN Housing & RDA Facilities Project Series A (Miscellaneous Revenue)	5.90	2-1-2029	375,000	387,221
Northeast Minnesota Metropolitan Intermediate School District #916 Certificate of Participation Series 2013A (Miscellaneous Revenue)	4.00	2-1-2024	1,100,000	1,187,538
Northern Minnesota Municipal Power Agency Series 2008A (Utilities Revenue, AGM Insured)	5.00	1-1-2018	820,000	900,229
Northern Minnesota Municipal Power Agency Series 2008A (Utilities Revenue, AGM Insured)	5.00	1-1-2021	50,000	54,334

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Minnesota Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Northern Minnesota Municipal Power Agency Series 2013A (Utilities Revenue)	4.00%	1-1-2028	$450,000	$472,311
Otsego MN Kaleidoscope Charter School Project Series 2014A (Education Revenue)	4.15	9-1-2024	600,000	606,822
Otsego MN Kaleidoscope Charter School Project Series 2014A (Education Revenue)	5.00	9-1-2034	1,100,000	1,126,752
Pine County MN Housing & RDA Public Project Series A (Miscellaneous Revenue)	5.00	2-1-2028	1,475,000	1,515,209
Plymouth MN Certificate of Participation Intermediate School District #287 Series A (Miscellaneous Revenue)	5.00	2-1-2024	250,000	279,375
Red Wing MN Senior Housing Deer Crest Project Series A (Health Revenue)	5.00	11-1-2032	660,000	689,614
Red Wing MN Senior Housing Deer Crest Project Series A (Health Revenue)	5.00	11-1-2042	560,000	579,690
Rice County MN Educational Facilities Shattuck-St. Mary’s School Project (Education Revenue)	5.00	8-1-2022	1,000,000	1,030,010
Rochester MN Electric Utility Revenue Series 2007C (Utilities Revenue)	5.00	12-1-2030	1,000,000	1,051,410
Rochester MN Electric Utility Revenue Series 2013B (Utilities Revenue)	5.00	12-1-2023	815,000	981,847
Rochester MN Electric Utility Revenue Series 2013B (Utilities Revenue)	5.00	12-1-2025	315,000	372,283
Rochester MN Electric Utility Revenue Series 2013B (Utilities Revenue)	5.00	12-1-2026	250,000	292,543
Rochester MN HCFR Mayo Clinic Series 2011 (Health Revenue) ±	4.50	11-15-2038	1,925,000	2,214,482
Shakopee MN St. Francis Regional Medical Center Series 2014 (Health Revenue)	5.00	9-1-2027	700,000	798,812
Shakopee MN St. Francis Regional Medical Center Series 2014 (Health Revenue)	5.00	9-1-2029	725,000	814,480
South St. Paul MN Housing & RDA Airport Project Series 2007 (Industrial Development Revenue, AGM Insured)	4.70	9-1-2019	365,000	380,878
South St. Paul MN Housing & RDA Airport Project Series 2007 (Industrial Development Revenue, AGM Insured)	5.13	9-1-2029	500,000	520,840
Southern Minnesota Municipal Power Agency CAB Series 1994A (Utilities Revenue, National Insured) ¤	0.00	1-1-2020	5,100,000	4,625,598
Southern Minnesota Municipal Power Agency Series 2009A (Utilities Revenue)	5.25	1-1-2030	2,000,000	2,203,140
St. Cloud MN CentraCare Health System Series 2010A (Health Revenue)	5.13	5-1-2030	2,015,000	2,208,239
St. Louis Park MN Nicollett Health Services Series 2009 (Health Revenue)	5.50	7-1-2029	1,000,000	1,161,180
St. Paul MN Housing & RDA Allina Health Systems Series A1 (Health Revenue)	5.00	11-15-2024	2,350,000	2,616,302
St. Paul MN Housing & RDA Charter School Lease Revenue German Immersion School Series A (Education Revenue)	4.00	7-1-2023	250,000	247,635
St. Paul MN Housing & RDA Charter School Nova Classical Academy Series A (Miscellaneous Revenue)	6.63	9-1-2042	865,000	976,023
St. Paul MN Housing & RDA Community of Peace Academy Project Series A (Education Revenue)	5.00	12-1-2036	1,500,000	1,504,710
St. Paul MN Housing & RDA HealthEast Care Systems Project Series 2005 (Health Revenue)	5.00	11-15-2017	1,550,000	1,577,404
St. Paul MN Housing & RDA HealthEast Care Systems Project Series 2015A (Health Revenue)	4.00	11-15-2017	550,000	577,770
St. Paul MN Housing & RDA HealthEast Care Systems Project Series 2015A (Health Revenue)	5.00	11-15-2027	1,000,000	1,074,300
St. Paul MN Housing & RDA HealthPartners Obligated Group Series 2015A (Health Revenue)	5.00	7-1-2031	2,000,000	2,245,960
St. Paul MN Housing & RDA Hmong Academy Project Series A (Education Revenue)	5.75	9-1-2026	650,000	658,145
St. Paul MN Housing & RDA Hmong Academy Project Series A (Education Revenue)	6.00	9-1-2036	500,000	506,420
St. Paul MN Housing & RDA Hope Community Academy Project Series 2015A (Education Revenue)	5.00	12-1-2034	1,645,000	1,654,755
St. Paul MN Housing & RDA Parking Facilities Project Series A (Transportation Revenue)	5.00	8-1-2035	875,000	970,305
St. Paul MN Housing & RDA St. Paul Academy & Summit School Project (Education Revenue)	5.00	10-1-2024	2,000,000	2,092,860

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Minnesota Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
St. Paul MN Housing & RDA St. Paul Conservatory for Performing Artists Series A (Education Revenue)	4.00%	3-1-2028	$150,000	$144,495
St. Paul MN Port Authority Lease Revenue Freeman Office Building Series 2 (Miscellaneous Revenue)	5.00	12-1-2024	2,000,000	2,373,000
Todd Morrison Cass & Wadena Counties MN United Hospital District Lakewood Health System Series 2004 (GO)	5.13	12-1-2024	1,000,000	1,003,530
University of Minnesota Series 2009A (Education Revenue)	5.00	4-1-2021	1,180,000	1,327,429
University of Minnesota Series 2009A (Education Revenue)	5.13	4-1-2034	1,000,000	1,121,370
University of Minnesota State Supported Biomedical Science Series 2011B (Education Revenue)	5.00	8-1-2036	1,000,000	1,114,600
University of Minnesota State Supported Stadium Debt Series 2006 (Education Revenue)	5.00	8-1-2025	5,000,000	5,243,800
Virginia MN Housing & RDA HCFR Series 2005 (Miscellaneous Revenue)	5.25	10-1-2025	2,085,000	2,095,175
Washington County MN Capital Improvement Plan Series A (GO)	5.00	2-1-2021	2,495,000	2,698,243
Western Minnesota Municipal Power Agency (Utilities Revenue, National Insured)	9.75	1-1-2016	180,000	188,534
Western Minnesota Municipal Power Agency Series A (Utilities Revenue)	5.00	1-1-2027	1,565,000	1,801,112
Western Minnesota Municipal Power Agency Series A (Utilities Revenue)	5.00	1-1-2030	1,000,000	1,134,190
Western Minnesota Municipal Power Agency Series A (Utilities Revenue)	5.00	1-1-2032	1,250,000	1,421,325
Willmar MN Rice Memorial Hospital Project Series 2012A (GO)	5.00	2-1-2026	1,000,000	1,136,160
Winona MN Health Care Facilities Refunding Revenue Series 2012 (Health Revenue)	3.00	7-1-2018	295,000	302,947
Winona MN Health Care Facilities Refunding Revenue Series 2012 (Health Revenue)	5.00	7-1-2034	500,000	525,630
Woodbury MN Charter School Series A (Education Revenue) ##	2.40	12-1-2015	180,000	180,335
Woodbury MN Charter School Series A (Education Revenue)	3.15	12-1-2018	190,000	192,276
Woodbury MN Charter School Series A (Education Revenue)	3.90	12-1-2022	220,000	224,402
Woodbury MN Charter School Series A (Education Revenue)	5.00	12-1-2027	215,000	225,999
Woodbury MN Charter School Series A (Education Revenue)	5.00	12-1-2032	220,000	227,568

				156,318,001

Puerto Rico: 1.01%
Puerto Rico Electric Power Authority Refunding Bond Series KK (Utilities Revenue, National Insured)	5.50	7-1-2016	1,305,000	1,285,425
Puerto Rico Government Development Bank Series 1985 (Miscellaneous Revenue, National Insured) ##	4.75	12-1-2015	400,000	400,500

				1,685,925

Virgin Islands: 0.34%
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2025	500,000	561,935

Total Municipal Obligations (Cost $155,110,834)				162,109,690

Total investments in securities (Cost $155,110,834) *	97.09%	162,109,690
Other assets and liabilities, net	2.91	4,862,696

Total net assets	100.00%	$166,972,386

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Minnesota Tax-Free Fund	Portfolio of investments—June 30, 2015

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

%%	The security is issued on a when-issued basis.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

##	All or a portion of this security has been segregated for when-issued securities.

*	Cost for federal income tax purposes is $155,108,552 and unrealized gains (losses) consists of:

Gross unrealized gains	$7,327,259
Gross unrealized losses	(326,121)

Net unrealized gains	$7,001,138

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2015	Wells Fargo Advantage Minnesota Tax-Free Fund	15

Assets
Investments in unaffiliated securities, at value (cost $155,110,834)	$162,109,690
Cash	862,788
Receivable for investments sold	2,582,125
Receivable for Fund shares sold	238,379
Receivable for interest	2,121,530
Prepaid expenses and other assets	15,487

Total assets	167,929,999

Liabilities
Dividends payable	100,083
Payable for investments purchased	500,000
Payable for Fund shares redeemed	228,894
Advisory fee payable	19,941
Distribution fees payable	6,087
Administration fees payable	23,274
Shareholder servicing fees payable	34,252
Accrued expenses and other liabilities	45,082

Total liabilities	957,613

Total net assets	$166,972,386

NET ASSETS CONSIST OF
Paid-in capital	$159,345,251
Undistributed net investment income	573,849
Accumulated net realized gains on investments	54,430
Net unrealized gains on investments	6,998,856

Total net assets	$166,972,386

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$45,436,675
Shares outstanding – Class A1	4,211,755
Net asset value per share – Class A	$10.79
Maximum offering price per share – Class A2	$11.30
Net assets – Class C	$10,060,902
Shares outstanding – Class C1	932,648
Net asset value per share – Class C	$10.79
Net assets – Administrator Class	$111,474,809
Shares outstanding – Administrator Class[1]	10,336,386
Net asset value per share – Administrator Class	$10.78

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Minnesota Tax-Free Fund	Statement of operations—year ended June 30, 2015

Investment income
Interest	$6,233,068

Expenses
Advisory fee	562,567
Administration fees
Fund level	80,367
Class A	72,066
Class B	43	[1]
Class C	15,131
Administrator Class	106,208
Shareholder servicing fees
Class A	112,603
Class B	67	[1]
Class C	23,642
Administrator Class	265,522
Distribution fees
Class B	200	[1]
Class C	70,927
Custody and accounting fees	10,262
Professional fees	42,559
Registration fees	20,133
Shareholder report expenses	19,860
Trustees’ fees and expenses	19,144
Other fees and expenses	9,061

Total expenses	1,430,362
Less: Fee waivers and/or expense reimbursements	(258,524)

Net expenses	1,171,838

Net investment income	5,061,230

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	467,383
Net change in unrealized gains (losses) on investments	(1,118,830)

Net realized and unrealized gains (losses) on investments	(651,447)

Net increase in net assets resulting from operations	$4,409,783

[1]	For the period from July 1, 2014 to December 9, 2014. Class B shares of the Fund were no longer offered to shareholders effective December 10, 2014.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Minnesota Tax-Free Fund	17

	Year ended June 30, 2015		Year ended June 30, 2014

Operations
Net investment income		$5,061,230		$5,101,614
Net realized gains on investments		467,383		171,358
Net change in unrealized gains (losses) on investments		(1,118,830)		2,493,370

Net increase in net assets resulting from operations		4,409,783		7,766,342

Distributions to shareholders from
Net investment income
Class A		(1,363,496)		(1,480,210)
Class B		(612)[1]		(2,332)
Class C		(215,214)		(211,098)
Administrator Class		(3,481,908)		(3,408,319)
Net realized gains
Class A		(138,361)		(341,532)
Class B		0 [1]		(776)
Class C		(28,745)		(61,949)
Administrator Class		(319,450)		(735,259)

Total distributions to shareholders		(5,547,786)		(6,241,475)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	469,808	5,128,940	390,716	4,190,209
Class C	184,666	2,013,042	103,778	1,116,883
Administrator Class	2,675,608	29,172,385	2,477,484	26,484,566

		36,314,367		31,791,658

Reinvestment of distributions
Class A	135,870	1,482,869	168,243	1,798,854
Class B	54 [1]	592 [1]	291	3,108
Class C	22,312	243,436	25,511	272,652
Administrator Class	233,860	2,551,103	227,915	2,437,225

		4,278,000		4,511,839

Payment for shares redeemed
Class A	(491,780)	(5,365,514)	(1,071,525)	(11,449,343)
Class B	(7,573)[1]	(82,744)[1]	(3,210)	(34,255)
Class C	(81,777)	(890,891)	(156,923)	(1,674,184)
Administrator Class	(1,644,985)	(17,973,787)	(2,849,822)	(30,450,811)

		(24,312,936)		(43,608,593)

Net increase (decrease) in net assets resulting from capital share transactions		16,279,431		(7,305,096)

Total increase (decrease) in net assets		15,141,428		(5,780,229)

Net assets
Beginning of period		151,830,958		157,611,187

End of period		$166,972,386		$151,830,958

Undistributed net investment income		$573,849		$503,931

[1]	For the period from July 1, 2014 to December 9, 2014. Class B shares of the Fund were no longer offered to shareholders effective December 10, 2014.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Minnesota Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.86	$10.74	$11.08	$10.68	$10.75
Net investment income	0.33	0.35	0.32	0.37	0.40
Net realized and unrealized gains (losses) on investments	(0.04)	0.20	(0.31)	0.55	(0.05)

Total from investment operations	0.29	0.55	0.01	0.92	0.35
Distributions to shareholders from
Net investment income	(0.33)	(0.35)	(0.32)	(0.37)	(0.40)
Net realized gains	(0.03)	(0.08)	(0.03)	(0.15)	(0.02)

Total distributions to shareholders	(0.36)	(0.43)	(0.35)	(0.52)	(0.42)
Net asset value, end of period	$10.79	$10.86	$10.74	$11.08	$10.68
Total return[1]	2.72%	5.29%	(0.01)%	8.80%	3.39%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.89%	0.88%	0.89%	0.86%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.03%	3.28%	2.87%	3.35%	3.76%
Supplemental data
Portfolio turnover rate	20%[2]	15%[2]	14%[2]	36%	25%
Net assets, end of period (000s omitted)	$45,437	$44,499	$49,535	$52,550	$52,628

[1]	Total return calculations do not include any sales charges.

[2]	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Minnesota Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.86	$10.74	$11.08	$10.68	$10.75
Net investment income	0.25	0.27	0.24	0.28	0.32
Net realized and unrealized gains (losses) on investments	(0.04)	0.20	(0.31)	0.55	(0.05)

Total from investment operations	0.21	0.47	(0.07)	0.83	0.27
Distributions to shareholders from
Net investment income	(0.25)	(0.27)	(0.24)	(0.28)	(0.32)
Net realized gains	(0.03)	(0.08)	(0.03)	(0.15)	(0.02)

Total distributions to shareholders	(0.28)	(0.35)	(0.27)	(0.43)	(0.34)
Net asset value, end of period	$10.79	$10.86	$10.74	$11.08	$10.68
Total return[1]	1.96%	4.50%	(0.76)%	7.99%	2.62%
Ratios to average net assets (annualized)
Gross expenses	1.64%	1.64%	1.63%	1.64%	1.61%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.28%	2.53%	2.12%	2.58%	3.01%
Supplemental data
Portfolio turnover rate	20%[2]	15%[2]	14%[2]	36%	25%
Net assets, end of period (000s omitted)	$10,061	$8,768	$8,972	$9,144	$7,670

[1]	Total return calculations do not include any sales charges.

[2]	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Minnesota Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.86	$10.74	$11.07	$10.68	$10.75
Net investment income	0.36	0.38	0.35	0.39	0.43 [1]
Net realized and unrealized gains (losses) on investments	(0.05)	0.20	(0.30)	0.54	(0.05)

Total from investment operations	0.31	0.58	0.05	0.93	0.38
Distributions to shareholders from
Net investment income	(0.36)	(0.38)	(0.35)	(0.39)	(0.43)
Net realized gains	(0.03)	(0.08)	(0.03)	(0.15)	(0.02)

Total distributions to shareholders	(0.39)	(0.46)	(0.38)	(0.54)	(0.45)
Net asset value, end of period	$10.78	$10.86	$10.74	$11.07	$10.68
Total return	2.88%	5.55%	0.32%	8.97%	3.65%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.82%	0.83%	0.80%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.28%	3.53%	3.11%	3.59%	4.00%
Supplemental data
Portfolio turnover rate	20%[2]	15%[2]	14%[2]	36%	25%
Net assets, end of period (000s omitted)	$111,475	$98,483	$98,992	$109,637	$106,412

[1]	Calculated based upon average shares outstanding

[2]	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Minnesota Tax-Free Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services—Investment Companies. These financial statements report on the Wells Fargo Advantage Minnesota Tax-Free Fund (the “Fund”) which is a diversified series of the Trust. Effective December 10, 2014, Class B shares of the Fund are no longer offered. Information for Class B shares reflected in the financial statements represents activity through December 9, 2014.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

22	Wells Fargo Advantage Minnesota Tax-Free Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to market discount. At June 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$69,918	$(69,918)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Minnesota Tax-Free Fund	23

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$159,882,490	$2,227,200	$162,109,690

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2015, the Fund did not have any transfers into/out of Level 1 or Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Municipal obligations
Balance as of June 30, 2014	$1,910,000
Accrued discounts (premiums)	0
Realized gains (losses)	2,500
Change in unrealized gains (losses)	5,200
Purchases	409,500
Sales	(100,000)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of June 30, 2015	$2,227,200
Change in unrealized gains (losses) relating to securities still held at June 30, 2015	$11,600

The investment type categorized above was valued using an indicative broker quote. The indicative quote is considered a Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2015, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

24	Wells Fargo Advantage Minnesota Tax-Free Fund	Notes to financial statements

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, and 0.60% for Administrator Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended June 30, 2015, Funds Distributor received $5,725 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2015 were $41,958,730 and $31,908,932, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2015, the Fund paid $172 in commitment fees.

For the year ended June 30, 2015, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Advantage Minnesota Tax-Free Fund	25

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	Year ended June 30
	2015	2014
Ordinary income	$130,687	$81,965
Tax-exempt income	5,061,230	5,102,074
Long-term capital gain	355,869	1,057,436

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains
$9,351	$673,928	$42,800	$7,001,138

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Advantage Minnesota Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Minnesota Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Minnesota Tax-Free Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

Other information (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	27

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $355,869 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2015.

For the fiscal year ended June 30, 2015, $130,687 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2015.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Minnesota Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Minnesota Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Minnesota Tax-Free Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

Other information (unaudited)	Wells Fargo Advantage Minnesota Tax-Free Fund	31

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review except the one-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the Barclays Municipal Bond Index, for all periods under review except the first quarter of 2015.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark and Universe for the periods noted above. The Board took note of the explanations for the relative underperformance, including an explanation of the market environment that affected the Fund’s performance, and the performance of the Fund relative to the Universe.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were in range or equal to the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

32	Wells Fargo Advantage Minnesota Tax-Free Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Minnesota Tax-Free Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235273 08-15 A252/AR252 06-15

Wells Fargo Advantage Municipal Bond Fund

Annual Report

June 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/municipalbond.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Municipal Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Municipal Bond Fund for the 12-month period that ended June 30, 2015. The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate. Ten-year municipal yields declined in the first half of the reporting period and then retraced their path higher in the second half; shorter-term yields rose modestly. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, returned 3.0% during the 12-month reporting period.

Monetary policy was accommodative, and economic growth was moderate.

The Fed kept its key interest rate near zero in order to support the economy and the financial system. It ended its quantitative easing program in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate in 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB expanded its quantitative easing program to include the purchase of eurozone government bonds. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

U.S. economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.3% as of June 2015, and inflation remained below the Fed’s longer-run objective of a 2% pace. The period was also marked by dramatically lower oil prices, which fell from more than $90 per barrel at the beginning of the period to below $50 per barrel in early 2015 before stabilizing near $60 per barrel at the end of June 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured states and municipalities with oil-dependent economies.

Supply and demand technical factors supported municipals.

Demand for municipal debt, as measured by cash flows to mutual funds, was positive for the reporting period. Inflows of more than $25 billion occurred during the first 10 months of the reporting period, but investor demand waned in May and June 2015 as nearly $2 billion in municipal fund redemptions took place alongside higher yields and lower bond prices. On the supply side, refunding outpaced new issuance for capital projects. After several years of negative net new supply, issuance in the first half of 2015 was on track for positive net supply as municipalities both seek to refinance outstanding bonds ahead of higher interest rates and cannot defer necessary capital investments.

Municipal credit fundamentals were solid.

Although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. The state of New Jersey, state of Illinois, and various Chicago credits were downgraded multiple notches due to growing fiscal strains from underfunded pension and other post-employment-benefit liabilities. We believe each issuer has the ability to resolve its financial situation but so far has lacked the political will to do so. Puerto Rico, whose debt is now rated below

[1]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Municipal Bond Fund	3

investment grade, continued to struggle to regain its financial footing. Detroit exited its bankruptcy in December 2014, about one-and-a half years after it entered Chapter 9 bankruptcy.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate-debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

Average annual total returns1 (%) as of June 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WMFAX)	4-8-2005	(1.84)	4.62	4.60	2.81	5.59	5.08	0.80	0.76
Class B (WMFBX)*	4-8-2005	(2.95)	4.50	4.53	2.05	4.83	4.53	1.55	1.51
Class C (WMFCX)	4-8-2005	1.05	4.81	4.29	2.05	4.81	4.29	1.55	1.51
Administrator Class (WMFDX)	4-8-2005	–	–	–	2.97	5.79	5.30	0.74	0.61
Institutional Class (WMBIX)	3-31-2008	–	–	–	3.11	5.89	5.31	0.47	0.47
Investor Class (SXFIX)	10-23-1986	–	–	–	2.78	5.56	5.07	0.83	0.79
Barclays Municipal Bond Index[4]	–	–	–	–	3.00	4.50	4.45	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Municipal Bond Fund	5

Growth of $10,000 investment[5] as of June 30, 2015

[1]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has contractually committed through October 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.75% for Class A, 1.50% for Class B, 1.50% for Class C, 0.60% for Administrator Class, 0.48% for Institutional Class, and 0.78% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality and credit quality ratings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays Municipal Bond Index, for the 12-month period that ended June 30, 2015.

■	The Fund’s conservative duration detracted from performance as rates moved lower during the early part of the reporting period but helped in the last three months of the period as rates trended higher. The Fund’s short duration contributed to performance for the full one-year period. Yield-curve positioning in anticipation of a flatter yield curve also contributed to performance.

■	Allocations to lower-quality bonds contributed to results because credit spreads narrowed and they also provided a higher level of income. While we continue to like credit sectors from a longer-term perspective, within certain sectors, we believe higher-quality bonds look more attractive.

■	An allocation to California bonds helped performance, but this was offset by an overweight to Illinois and New Jersey holdings, which underperformed during the period. Within the revenue sector, health care bonds and industrial development revenue/pollution control revenue (IDR/PCR) bonds did well. The Fund had limited exposure to health care and an overweight to IDR/PCRs.

Credit quality[6] as of June 30, 2015

The period was marked by the anticipation of higher rates.

The U.S. Federal Reserve maintained its ultra-low rate policy while indicating its intention to begin moving to a more normalized monetary policy. In addition, the European Central Bank announced a 1-trillion-euro quantitative easing program to ward off deflation and stimulate the economy. Over the year, the 10-year U.S. Treasury yield fell from a high of 2.64% on July 3, 2014, to a low of 1.64% on January 30, 2015, before climbing to 2.36% at the end of the reporting period.

Playing defense didn’t pay off until later in the period.

Because we expected the U.S. economy to improve, we positioned the Fund for higher rates, a flatter yield curve, and the outperformance of lower-quality securities. The start of quantitative easing in Europe, however, brought global interest rates down sharply, and U.S. rates followed. The Fund’s short duration positioning hurt performance early in the period but helped when rates moved higher later in the period. As rates moved higher, we purchased higher-quality bonds with maturities between 10 and 25 years, which left the Fund’s duration slightly long relative to its benchmark. By the end of the period, the Fund was positioned for a flatter yield curve but less so than it previously had been.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Municipal Bond Fund	7

Effective maturity distribution[7] as of June 30, 2015

Improved credit fundamentals and positive flows into longer-term and lower-quality municipal mutual funds caused credit spreads to narrow. The biggest beneficiaries tended to be the lowest-quality bonds with the widest spreads. The Fund was overweight lower-quality bonds during the period, which was positive, but we had avoided lower-quality health care and tobacco bonds due to our concerns about these sectors from a longer-term perspective. The Fund held IDR/PCRs, which benefited from stronger corporate credit fundamentals, and education bonds, including charter schools. From a state perspective, while we were underweight California bonds (one of the best performing states), our holdings outperformed the index.

Within Illinois, we started the period with an overweight and added more when spreads widened in the second half of the year. While the Fund holds city of Chicago, Chicago Board of Education, and state of Illinois general obligation bonds, its positions are diversified throughout the state. From our perspective, the credit picture in Illinois looks similar to California before it got its financial house in order, but Illinois-related credit spreads are even wider compared with spreads in almost all other parts of the market. After the financial crisis, downgrades in California eventually created the political will to make the necessary fiscal changes and, combined with an improving economy, ultimately led to credit upgrades and tighter spreads. We believe the process of political and fiscal reform is beginning in Illinois, and because its economy is both growing and diversified, the backdrop for improvement exists.

We had little exposure to Puerto Rico because its economy has shown no real signs of improvement. We selectively added exposure to the state of New Jersey during the period. Although New Jersey’s credit profile is similar to that of Illinois, its credit spreads have historically been much tighter and therefore not attractive to buy. Its relative value changed during the period when New Jersey became one of the worst-performing credits, its spreads widened similarly to Illinois’, and we believed it represented value.

Global uncertainty and increased volatility will drive investment decisions.

Going forward, the interest-rate environment has become less clear. While rates could move modestly higher, we believe continued global turmoil could push increases to the federal funds rate further into the future. While increased volatility means we want to hold more cash and highly liquid investments for defensive purposes, it also means more opportunities will present themselves.

Please see footnotes on page 5.

8	Wells Fargo Advantage Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$994.76	$3.71	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class B
Actual	$1,000.00	$991.15	$7.31	1.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	$7.40	1.48%
Class C
Actual	$1,000.00	$991.07	$7.41	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Administrator Class
Actual	$1,000.00	$995.51	$2.97	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$996.17	$2.28	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	$2.31	0.46%
Investor Class
Actual	$1,000.00	$994.61	$3.86	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.93	$3.91	0.78%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	9

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Municipal Obligations: 99.43%

Alabama: 0.93%
Other securities				$29,567,610	0.93%

Arizona: 0.82%
Other securities				26,118,279	0.82

California: 9.64%
Bay Area CA Toll Authority Toll Bridge Revenue Series A (Transportation Revenue) ±	1.32%	4-1-2036	$28,000,000	27,195,000	0.85
California (Miscellaneous Revenue)	5.00	8-1-2033	30,000,000	34,151,700	1.07
M-S-R California Energy Authority Gas Series B (Utilities Revenue)	6.13	11-1-2029	25,425,000	31,055,875	0.98
M-S-R California Energy Authority Gas (Utilities Revenue)	6.13-7.00	11-1-2029 to 11-1-2034	4,755,000	6,328,420	0.20
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.90	7-1-2027	27,660,000	24,781,977	0.78
The Regents of the University of California Limited Project Series I (Education Revenue)	5.00	5-15-2032	23,690,000	27,427,334	0.86
Other securities				155,935,798	4.90

				306,876,104	9.64

Colorado: 2.20%
Other securities				69,964,018	2.20

Connecticut: 0.42%
Other securities				13,204,901	0.42

Delaware: 0.31%
Other securities				9,739,648	0.31

District of Columbia: 1.05%
District of Columbia (Various Revenue) µ	0.26-6.50	11-15-2021 to 6-1-2040	12,665,000	13,492,442	0.43
District of Columbia Population Services International (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.26	11-1-2042	19,800,000	19,800,000	0.62

				33,292,442	1.05

Florida: 3.97%
Florida Development Finance Corporation Educational Facilities Revenue Renaissance Charter School Project Series A (Education Revenue)	8.50	6-15-2044	13,290,000	15,358,456	0.48
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.33	8-1-2029	20,245,000	20,245,000	0.64
Other securities				90,699,183	2.85

				126,302,639	3.97

Georgia: 0.70%
Other securities				22,201,508	0.70

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Municipal Bond Fund	Summary portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Guam: 0.13%
Other securities				$4,093,357	0.13%

Hawaii: 0.10%
Other securities				3,071,682	0.10

Idaho: 0.59%
Other securities				18,855,884	0.59

Illinois: 20.08%
Chicago IL (Various Revenue)	0.00-5.56%	1-1-2021 to 1-1-2034	$101,170,000	65,985,062	2.06
Chicago IL Board of Education (GO) µ	0.00-5.00	12-1-2020 to 12-1-2031	121,460,000	60,073,672	1.89
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2027	40,750,000	20,874,595	0.66
Chicago IL O’Hare International Airport (Airport Revenue) µ	5.00-6.00	1-1-2025 to 1-1-2044	31,490,000	34,604,390	1.10
Chicago IL Series C (GO)	5.00	1-1-2034	24,015,000	22,525,830	0.71
Chicago IL Water Revenue Second Lien Series A (Water & Sewer Revenue, Ambac Insured)	5.00	11-1-2032	15,500,000	16,066,990	0.51
Cook County IL (GO) µ	5.00-5.50	11-15-2024 to 12-1-2043	20,160,000	21,889,805	0.68
Cook County IL Series G (GO)	5.00	11-15-2028	27,000,000	28,438,290	0.89
Illinois (GO) µ	5.00-6.00	4-1-2020 to 7-1-2038	73,850,000	77,539,102	2.44
Illinois Finance Authority (Various Revenue) µ	4.13-7.13	9-1-2018 to 10-1-2041	38,680,000	43,910,450	1.38
Illinois Municipal Electric Agency Power Supply System Series A (Utilities Revenue)	5.00	2-1-2030 to 2-1-2031	15,000,000	16,888,790	0.53
Illinois Municipal Electric Agency Power Supply System Series A (Utilities Revenue)	5.00	2-1-2032	18,000,000	20,131,200	0.63
Illinois Sports Facilities Authority (Tax Revenue) µ	0.00-5.25	6-15-2021 to 6-15-2032	33,040,000	33,383,171	1.06
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured, Landesbank Hessen-Thüringen SPA) ø	0.35	1-1-2016	13,300,000	13,300,000	0.42
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured, Landesbank Hessen-Thüringen SPA) ø	0.35	1-1-2017	15,000,000	15,000,000	0.47
Metropolitan Pier & Exposition Authority Illinois CAB FSA (Tax Revenue, AGM/MBIA Insured) ¤	0.00	12-15-2029	25,700,000	13,717,118	0.43
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue)	5.75	4-1-2038	14,000,000	16,257,640	0.51
Other securities				118,496,697	3.71

				639,082,802	20.08

Indiana: 1.56%
Indianapolis IN Local Public Improvement Bond Bank ROC RR II R-11779 (Water & Sewer Revenue, AGM Insured, Citibank NA LIQ) 144Aø	0.27	1-1-2017	15,000,000	15,000,000	0.47
Other securities				34,774,822	1.09

				49,774,822	1.56

Iowa: 0.08%
Other securities				2,663,388	0.08

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Kansas: 0.11%
Other securities				$3,422,293	0.11%

Kentucky: 1.48%
Kentucky EDFA (Health Revenue) µ	0.00-0.39%	8-15-2024 to 10-1-2028	$24,605,000	19,893,589	0.63
Kentucky EDFA Catholic Health Initiatives Series B (Health Revenue) ø	1.47	2-1-2046	22,715,000	22,383,815	0.70
Other securities				4,807,061	0.15

				47,084,465	1.48

Louisiana: 2.21%
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A-1 (Industrial Development Revenue) ø	0.36	11-1-2040	13,000,000	13,000,000	0.41
Other securities				57,388,344	1.80

				70,388,344	2.21

Maine: 0.18%
Other securities				5,788,272	0.18

Maryland: 0.01%
Other securities				369,559	0.01

Massachusetts: 0.68%
Other securities				21,518,642	0.68

Michigan: 5.59%
Michigan Finance Authority Revenue Local Government Loan Program (Water & Sewer Revenue, National Insured)	5.00	7-1-2025 to 7-1-2036	26,185,000	28,701,990	0.91
Michigan Finance Authority Refunding Notes Local Government Loan Program Public Lighting Authority Series B (Tax Revenue)	5.00	7-1-2044	12,625,000	13,192,620	0.41
Michigan PFOTER Series 4711 (GO, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.39	5-1-2029	19,780,000	19,780,000	0.62
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	15,500,000	15,717,310	0.49
Other securities				100,558,387	3.16

				177,950,307	5.59

Minnesota: 0.02%
Other securities				779,835	0.02

Mississippi: 0.76%
Perry County MS PCR Leaf River Forest Product Project (Industrial Development Revenue, Georgia-Pacific LLC LOC) 144Aø	0.30	2-1-2022	15,000,000	15,000,000	0.47
Other securities				9,088,421	0.29

				24,088,421	0.76

Missouri: 0.56%
Other securities				17,972,826	0.56

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Municipal Bond Fund	Summary portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Nebraska: 0.04%
Other securities				$1,128,487	0.04%

Nevada: 0.04%
Other securities				1,314,049	0.04

New Hampshire: 0.06%
Other securities				1,826,664	0.06

New Jersey: 5.96%
New Jersey EDA (Various Revenue) µ	1.62-5.00%	2-1-2018 to 10-1-2040	$28,305,000	28,770,777	0.91
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.67	3-1-2028	40,085,000	39,334,208	1.24
New Jersey TTFA (Various Revenue) µ	0.00-6.00	6-15-2023 to 6-15-2042	79,425,000	69,643,890	2.18
Other securities				51,838,246	1.63

				189,587,121	5.96

New Mexico: 0.34%
Other securities				10,881,583	0.34

New York: 10.02%
Metropolitan Transportation Authority (Various Revenue)	5.63-6.50	7-1-2016 to 11-15-2028	8,790,000	10,183,907	0.32
Metropolitan Transportation Authority New York Series D-1 (Transportation Revenue)	5.25	11-15-2044	42,180,000	47,246,662	1.48
New York NY Municipal Water Finance Authority 2nd General Resolution Series AA (Water & Sewer Revenue)	5.00	6-15-2044	17,400,000	19,027,248	0.60
New York NY Municipal Water Finance Authority 2nd General Resolution Series BB (Water & Sewer Revenue)	5.00	6-15-2044	30,265,000	33,309,054	1.05
New York NY Municipal Water Finance Authority (Water & Sewer Revenue)	5.00-5.75	6-15-2026 to 6-15-2045	28,820,000	32,057,200	1.01
New York NY Municipal Water Finance Authority 2nd General Resolution Series DD (Water & Sewer Revenue)	6.00	6-15-2040	11,625,000	13,162,406	0.41
New York NY Municipal Water Finance Authority Water & Sewer System Series A (Water & Sewer Revenue)	5.00	6-15-2038	36,650,000	39,203,772	1.23
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bonds Series A (Tax Revenue)	5.00	8-1-2031	17,075,000	19,524,750	0.61
New York Urban Development Corporation Certificate of Participation James A Farley Post Office Project (Miscellaneous Revenue) 144A	4.20	2-1-2017	21,000,000	20,942,250	0.66
New York Urban Development Corporation Personal Income Tax Series A Group B (Tax Revenue)	5.00	3-15-2031	14,420,000	16,425,534	0.52
Other securities				67,678,454	2.13

				318,761,237	10.02

North Carolina: 0.61%
Other securities				19,515,625	0.61

Ohio: 2.62%
Ohio Private Activity Revenue AMT Portsmouth Bypass Project (Industrial Development Revenue, AGM Insured)	5.00	12-31-2035	12,000,000	12,950,280	0.41
Ohio State Water Development Authority Series A (Water & Sewer Revenue) ±	3.75	7-1-2033	18,000,000	18,008,100	0.57

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Ohio (continued)
Other securities				$52,481,399	1.64%

				83,439,779	2.62

Oklahoma: 0.26%
Other securities				8,384,666	0.26

Oregon: 0.54%
Other securities				17,193,090	0.54

Pennsylvania: 7.01%
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue)	1.57%	11-1-2039	$20,000,000	20,448,600	0.64
Delaware Valley PA Regional Finance Authority Local Government Public Improvements Project (Miscellaneous Revenue)	5.75	7-1-2032	13,610,000	16,191,953	0.51
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue) µ	0.32-7.75	7-1-2017 to 7-1-2027	9,660,000	11,288,515	0.35
Delaware Valley PA Regional Finance Authority Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2028	16,420,000	18,999,089	0.60
Montgomery County PA IDA Exelon Generation Company LLC Project Series A (Industrial Development Revenue) ±	2.55	12-1-2029	15,530,000	15,494,126	0.49
Pennsylvania Second Series (GO)	5.00	10-15-2032	15,000,000	16,893,900	0.53
Pennsylvania Turnpike Commission Motor License Series B1 (Transportation Revenue)	5.00	12-1-2040	12,410,000	13,277,087	0.42
Other securities				110,326,850	3.47

				222,920,120	7.01

Puerto Rico: 0.78%
Other securities				24,940,276	0.78

Rhode Island: 0.38%
Other securities				12,094,843	0.38

South Carolina: 1.23%
Other securities				39,261,125	1.23

South Dakota: 0.43%
Other securities				13,526,366	0.43

Tennessee: 0.42%
Other securities				13,422,861	0.42

Texas: 8.14%
Dallas TX (GO)	5.00	2-15-2026	10,900,000	12,864,398	0.40
Tarrant County TX Cultural Education Facilities Finance Corporation (Health Revenue) µ	0.27-5.00	5-15-2017 to 11-15-2030	18,500,000	19,369,487	0.61
Tarrant County TX Cultural Education Facilities Finance Corporation Series 2973 (Health Revenue, Morgan Stanley Bank LIQ) 144Aø	0.32	11-15-2029	13,047,210	13,047,210	0.41
Texas Municipal Gas Acquisition & Supply Corporation (Utilities Revenue) µ	0.54-5.00	9-15-2017 to 12-15-2023	23,415,000	24,949,200	0.78

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Municipal Bond Fund	Summary portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00%	12-15-2024	$20,500,000	$23,148,395	0.73%
Texas Private Activity Surface Transportation Corporation Project NTE Mobility Partners Segments LLC (Transportation Revenue)	7.00	12-31-2038	12,500,000	15,276,000	0.48
Other securities				150,419,035	4.73

				259,073,725	8.14

Utah: 0.49%
Other securities				15,635,385	0.49

Vermont: 1.42%
Vermont Student Assistance Corporation Education Loan Revenue Series B (Education Revenue) ±	1.18	6-2-2042	28,206,425	28,242,247	0.89
Vermont Student Assistance Corporation Education Loan Revenue Series B Class A2 (Education Revenue) ±	3.28	12-3-2035	16,800,000	16,799,496	0.53

				45,041,743	1.42

Virgin Islands: 0.30%
Other securities				9,592,190	0.30

Virginia: 0.63%
Other securities				20,196,219	0.63

Washington: 2.37%
Washington Series B (GO)	5.00	2-1-2033	15,995,000	18,340,987	0.58
Washington Series R (Miscellaneous Revenue)	5.00	7-1-2028	24,640,000	28,911,063	0.91
Washington Series R (GO)	5.00	7-1-2032	17,500,000	20,109,950	0.63
Other securities				7,956,952	0.25

				75,318,952	2.37

West Virginia: 0.08%
Other securities				2,534,209	0.08

Wisconsin: 0.69%
Other securities				21,818,727	0.69

Wyoming: 0.39%
Other securities				12,382,519	0.39

Total Municipal Obligations (Cost $3,069,821,430)				3,163,963,609	99.43

	Yield		Shares
Short-Term Investments: 0.31%

Investment Companies: 0.31%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		9,882,434	9,882,434	0.31

Total Short-Term Investments (Cost $9,882,434)				9,882,434	0.31

Total investments in securities (Cost $3,079,703,864) *				3,173,846,043	99.74
Other assets and liabilities, net				8,341,930	0.26

Total net assets				$3,182,187,973	100.00%

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	15

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

µ	All or some of these obligations have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $3,080,826,813 and unrealized gains (losses) consists of:

Gross unrealized gains	$132,624,457
Gross unrealized losses	(39,605,227)

Net unrealized gains	$93,019,230

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Municipal Bond Fund	Statement of assets and liabilities—June 30, 2015

Assets
Investments
In unaffiliated securities, at value (cost $3,069,821,430)	$3,163,963,609
In affiliated securities, at value (cost $9,882,434)	9,882,434

Total investments, at value (cost $3,079,703,864)	3,173,846,043
Cash	572,500
Receivable for investments sold	12,744,670
Receivable for Fund shares sold	3,370,946
Receivable for interest	29,973,489
Prepaid expenses and other assets	190,251

Total assets	3,220,697,899

Liabilities
Dividends payable	1,043,540
Payable for investments purchased	21,367,339
Payable for floating-rate notes issued	5,025,000
Payable for Fund shares redeemed	8,994,515
Interest and fee expense payable	11,747
Advisory fee payable	691,234
Distribution fees payable	102,964
Administration fees payable	509,361
Accrued expenses and other liabilities	764,226

Total liabilities	38,509,926

Total net assets	$3,182,187,973

NET ASSETS CONSIST OF
Paid-in capital	$3,092,878,937
Overdistributed net investment income	(271,875)
Accumulated net realized losses on investments	(4,561,268)
Net unrealized gains on investments	94,142,179

Total net assets	$3,182,187,973

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,612,211,539
Shares outstanding – Class A1	157,236,030
Net asset value per share – Class A	$10.25
Maximum offering price per share – Class A2	$10.73
Net assets – Class B	$1,671,198
Shares outstanding – Class B1	162,914
Net asset value per share – Class B	$10.26
Net assets – Class C	$164,703,313
Shares outstanding – Class C1	16,066,593
Net asset value per share – Class C	$10.25
Net assets – Administrator Class	$384,884,212
Shares outstanding – Administrator Class[1]	37,513,335
Net asset value per share – Administrator Class	$10.26
Net assets – Institutional Class	$523,736,340
Shares outstanding – Institutional Class[1]	51,084,268
Net asset value per share – Institutional Class	$10.25
Net assets – Investor Class	$494,981,371
Shares outstanding – Investor Class[1]	48,281,738
Net asset value per share – Investor Class	$10.25

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	17

Investment income
Interest	$109,868,374
Income from affiliated securities	6,993

Total investment income	109,875,367

Expenses
Advisory fee	9,836,048
Administration fees
Fund level	1,583,973
Class A	2,605,499
Class B	4,334
Class C	261,878
Administrator Class	411,949
Institutional Class	354,571
Investor Class	984,131
Shareholder servicing fees
Class A	4,071,093
Class B	6,571
Class C	409,184
Administrator Class	1,023,888
Investor Class	1,293,812
Distribution fees
Class B	20,316
Class C	1,227,552
Custody and accounting fees	158,992
Professional fees	72,000
Registration fees	302,957
Shareholder report expenses	130,593
Trustees’ fees and expenses	13,596
Interest and fee expense	39,962
Other fees and expenses	68,741

Total expenses	24,881,640
Less: Fee waivers and/or expense reimbursements	(1,563,438)

Net expenses	23,318,202

Net investment income	86,557,165

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	23,691,623
Futures transactions	6,175,026

Net realized gains on investments	29,866,649

Net change in unrealized gains (losses) on investments	(32,280,612)

Net realized and unrealized gains (losses) on investments	(2,413,963)

Net increase in net assets resulting from operations	$84,143,202

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Municipal Bond Fund	Statements of changes in net assets

	Year ended June 30, 2015		Year ended June 30, 2014

Operations
Net investment income		$86,557,165		$96,533,214
Net realized gains on investments		29,866,649		22,530,255
Net change in unrealized gains (losses) on investments		(32,280,612)		84,225,602

Net increase in net assets resulting from operations		84,143,202		203,289,071

Distributions to shareholders from
Net investment income
Class A		(44,193,043)		(56,335,083)
Class B		(52,448)		(140,049)
Class C		(3,216,672)		(3,864,948)
Administrator Class		(11,782,289)		(12,212,403)
Institutional Class		(13,405,172)		(6,887,074)
Investor Class		(13,894,674)		(17,091,363)
Net realized gains
Class A		(13,650,951)		(11,977,149)
Class B		(23,225)		(39,258)
Class C		(1,383,944)		(1,046,658)
Administrator Class		(3,527,595)		(2,318,044)
Institutional Class		(3,771,405)		(1,035,016)
Investor Class		(4,402,074)		(3,640,741)

Total distributions to shareholders		(113,303,492)		(116,587,786)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	23,973,044	250,012,763	28,056,137	279,630,383
Class B	117	1,222	345	3,415
Class C	3,143,375	32,806,096	2,602,705	26,161,450
Administrator Class	20,246,598	211,455,411	31,882,753	315,995,537
Institutional Class	41,693,219	434,469,984	21,558,052	213,706,324
Investor Class	11,800,968	123,113,464	15,989,672	159,765,145

		1,051,858,940		995,262,254

Reinvestment of distributions
Class A	5,027,417	52,416,400	6,205,035	61,607,687
Class B	5,886	61,452	14,925	147,677
Class C	372,563	3,884,533	410,888	4,074,775
Administrator Class	1,393,587	14,546,594	1,147,408	11,423,991
Institutional Class	1,139,701	11,881,442	487,809	4,876,309
Investor Class	1,628,050	16,974,411	1,919,566	19,064,610

		99,764,832		101,195,049

Payment for shares redeemed
Class A	(32,551,574)	(338,551,266)	(54,278,184)	(538,608,273)
Class B	(196,214)	(2,047,558)	(422,343)	(4,191,821)
Class C	(2,440,156)	(25,378,976)	(4,894,041)	(48,437,451)
Administrator Class	(19,225,008)	(200,313,517)	(43,009,050)	(423,241,726)
Institutional Class	(16,438,142)	(171,254,683)	(11,664,150)	(115,198,740)
Investor Class	(17,852,131)	(185,133,597)	(23,611,469)	(233,119,997)

		(922,679,597)		(1,362,798,008)

Net increase (decrease) in net assets resulting from capital share transactions		228,944,175		(266,340,705)

Total increase (decrease) in net assets		199,783,885		(179,639,420)

Net assets
Beginning of period		2,982,404,088		3,162,043,508

End of period		$3,182,187,973		$2,982,404,088

Overdistributed net investment income		$(271,875)		$(284,742)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Municipal Bond Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.33	$10.00	$10.24	$9.54	$9.51
Net investment income	0.28	0.33	0.27	0.37	0.40
Net realized and unrealized gains (losses) on investments	0.01	0.40	(0.08)	0.70	0.03

Total from investment operations	0.29	0.73	0.19	1.07	0.43
Distributions to shareholders from
Net investment income	(0.28)	(0.33)	(0.27)	(0.37)	(0.39)
Net realized gains	(0.09)	(0.07)	(0.16)	(0.00)[1]	(0.01)

Total distributions to shareholders	(0.37)	(0.40)	(0.43)	(0.37)	(0.40)
Net asset value, end of period	$10.25	$10.33	$10.00	$10.24	$9.54
Total return[2]	2.81%	7.60%	1.70%	11.45%	4.70%
Ratios to average net assets (annualized)
Gross expenses	0.80%[3]	0.80%[3]	0.80%[3]	0.81%[3]	0.83%[3]
Net expenses	0.75%[3]	0.76%[3]	0.75%[3]	0.75%[3]	0.77%[3]
Net investment income	2.71%	3.36%	2.56%	3.72%	4.18%
Supplemental data
Portfolio turnover rate	27%	37%	54%	63%	69%
Net assets, end of period (000s omitted)	$1,612,212	$1,661,362	$1,807,790	$1,759,128	$1,503,256

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2015	0.00%
Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.34	$10.00	$10.24	$9.54	$9.51
Net investment income	0.20 [1]	0.26 [1]	0.19	0.29	0.33
Net realized and unrealized gains (losses) on investments	0.02	0.41	(0.08)	0.71	0.03

Total from investment operations	0.22	0.67	0.11	1.00	0.36
Distributions to shareholders from
Net investment income	(0.21)	(0.26)	(0.19)	(0.30)	(0.32)
Net realized gains	(0.09)	(0.07)	(0.16)	(0.00)[2]	(0.01)

Total distributions to shareholders	(0.30)	(0.33)	(0.35)	(0.30)	(0.33)
Net asset value, end of period	$10.26	$10.34	$10.00	$10.24	$9.54
Total return[3]	2.05%	6.90%	0.94%	10.62%	3.92%
Ratios to average net assets (annualized)
Gross expenses	1.54%[4]	1.55%[4]	1.54%[4]	1.56%[4]	1.57%[4]
Net expenses	1.50%[4]	1.51%[4]	1.50%[4]	1.50%[4]	1.52%[4]
Net investment income	1.94%	2.66%	1.83%	3.05%	3.39%
Supplemental data
Portfolio turnover rate	27%	37%	54%	63%	69%
Net assets, end of period (000s omitted)	$1,671	$3,650	$7,604	$14,723	$24,040

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

[4]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2015	0.00%
Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Municipal Bond Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.33	$10.00	$10.23	$9.53	$9.51
Net investment income	0.20	0.26	0.19	0.30	0.32
Net realized and unrealized gains (losses) on investments	0.01	0.40	(0.07)	0.70	0.03

Total from investment operations	0.21	0.66	0.12	1.00	0.35
Distributions to shareholders from
Net investment income	(0.20)	(0.26)	(0.19)	(0.30)	(0.32)
Net realized gains	(0.09)	(0.07)	(0.16)	(0.00)[1]	(0.01)

Total distributions to shareholders	(0.29)	(0.33)	(0.35)	(0.30)	(0.33)
Net asset value, end of period	$10.25	$10.33	$10.00	$10.23	$9.53
Total return[2]	2.05%	6.80%	1.04%	10.63%	3.81%
Ratios to average net assets (annualized)
Gross expenses	1.55%[3]	1.55%[3]	1.55%[3]	1.56%[3]	1.58%[3]
Net expenses	1.50%[3]	1.51%[3]	1.50%[3]	1.50%[3]	1.52%[3]
Net investment income	1.97%	2.60%	1.82%	2.95%	3.42%
Supplemental data
Portfolio turnover rate	27%	37%	54%	63%	69%
Net assets, end of period (000s omitted)	$164,703	$154,863	$168,658	$168,883	$126,338

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2015	0.00%
Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.34	$10.01	$10.24	$9.54	$9.50
Net investment income	0.30	0.35	0.28	0.39	0.40
Net realized and unrealized gains (losses) on investments	0.01	0.40	(0.07)	0.69	0.06

Total from investment operations	0.31	0.75	0.21	1.08	0.46
Distributions to shareholders from
Net investment income	(0.30)	(0.35)	(0.28)	(0.38)	(0.41)
Net realized gains	(0.09)	(0.07)	(0.16)	(0.00)[1]	(0.01)

Total distributions to shareholders	(0.39)	(0.42)	(0.44)	(0.38)	(0.42)
Net asset value, end of period	$10.26	$10.34	$10.01	$10.24	$9.54
Total return	2.97%	7.75%	1.96%	11.62%	4.96%
Ratios to average net assets (annualized)
Gross expenses	0.73%[2]	0.74%[2]	0.74%[2]	0.74%[2]	0.75%[2]
Net expenses	0.60%[2]	0.61%[2]	0.60%[2]	0.60%[2]	0.62%[2]
Net investment income	2.86%	3.49%	2.72%	3.74%	4.26%
Supplemental data
Portfolio turnover rate	27%	37%	54%	63%	69%
Net assets, end of period (000s omitted)	$384,884	$362,896	$451,005	$227,942	$78,861

[1]	Amount is less than $0.005.

[2]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2015	0.00%
Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Municipal Bond Fund	23

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.33	$10.00	$10.24	$9.54	$9.51
Net investment income	0.31	0.36	0.30	0.40	0.42
Net realized and unrealized gains (losses) on investments	0.01	0.40	(0.08)	0.70	0.04

Total from investment operations	0.32	0.76	0.22	1.10	0.46
Distributions to shareholders from
Net investment income	(0.31)	(0.36)	(0.30)	(0.40)	(0.42)
Net realized gains	(0.09)	(0.07)	(0.16)	(0.00)[1]	(0.01)

Total distributions to shareholders	(0.40)	(0.43)	(0.46)	(0.40)	(0.43)
Net asset value, end of period	$10.25	$10.33	$10.00	$10.24	$9.54
Total return	3.11%	7.90%	2.00%	11.76%	4.99%
Ratios to average net assets (annualized)
Gross expenses	0.47%[2]	0.47%[2]	0.47%[2]	0.47%[2]	0.50%[2]
Net expenses	0.47%[2]	0.47%[2]	0.47%[2]	0.47%[2]	0.49%[2]
Net investment income	3.02%	3.58%	2.85%	4.15%	4.46%
Supplemental data
Portfolio turnover rate	27%	37%	54%	63%	69%
Net assets, end of period (000s omitted)	$523,736	$255,112	$143,062	$151,285	$427,525

[1]	Amount is less than $0.005.

[2]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2015	0.00%
Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.33	$10.00	$10.23	$9.53	$9.51
Net investment income	0.28	0.33	0.26	0.37	0.39
Net realized and unrealized gains (losses) on investments	0.01	0.40	(0.07)	0.70	0.03

Total from investment operations	0.29	0.73	0.19	1.07	0.42
Distributions to shareholders from
Net investment income	(0.28)	(0.33)	(0.26)	(0.37)	(0.39)
Net realized gains	(0.09)	(0.07)	(0.16)	(0.00)[1]	(0.01)

Total distributions to shareholders	(0.37)	(0.40)	(0.42)	(0.37)	(0.40)
Net asset value, end of period	$10.25	$10.33	$10.00	$10.23	$9.53
Total return	2.78%	7.57%	1.77%	11.42%	4.56%
Ratios to average net assets (annualized)
Gross expenses	0.83%[2]	0.83%[2]	0.83%[2]	0.84%[2]	0.86%[2]
Net expenses	0.78%[2]	0.79%[2]	0.78%[2]	0.78%[2]	0.80%[2]
Net investment income	2.68%	3.32%	2.53%	3.64%	4.13%
Supplemental data
Portfolio turnover rate	27%	37%	54%	63%	69%
Net assets, end of period (000s omitted)	$494,981	$544,521	$583,925	$538,857	$334,987

[1]	Amount is less than $0.005.

[2]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2015	0.00%
Year ended June 30, 2014	0.01%
Year ended June 30, 2013	0.00%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011	0.02%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Municipal Bond Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

26	Wells Fargo Advantage Municipal Bond Fund	Notes to financial statements

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Inverse floating-rate obligations

The Fund may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues floating-rate notes (“Floating-Rate Notes”) to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred back to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and by recording the Floating-Rate Notes as a liability in the Statement of Assets and Liabilities. The Fund also records the interest paid on Floating-Rate Notes as interest expense. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2015, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2016	2017	2018	2019
$5,924,646	$5,924,646	$5,924,646	$130,027

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

Notes to financial statements	Wells Fargo Advantage Municipal Bond Fund	27

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$3,158,822,609	$5,141,000	$3,163,963,609

Short-term investments
Investment companies	9,882,434	0	0	9,882,434
Total assets	$9,882,434	$3,158,822,609	$5,141,000	$3,173,846,043

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2015, the advisory fee was equivalent to an annual rate of 0.31% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

28	Wells Fargo Advantage Municipal Bond Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A shares, 1.50% for Class B shares, 1.50% for Class C shares, 0.60% for Administrator Class shares, 0.48% for Institutional Class shares, and 0.78% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended June 30, 2015, Funds Distributor received $57,262 from the sale of Class A shares and $905 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2015 were $1,506,491,767 and $698,744,085, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2015, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2015, the Fund did not have any open futures contracts. The Fund had an average notional amount of $128,843,198 in futures contracts during the year ended June 30, 2015.

The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2015, the Fund paid $3,373 in commitment fees.

For the year ended June 30, 2015, there were no borrowings by the Fund under the agreement.

During the year ended June 30, 2015, the Fund participated in Inverse Floaters which are accounted for as a secured borrowing. At June 30, 2015, the value of Floating-Rate Notes outstanding and the related collateral were $5,025,000 and $11,810,861, respectively. During the year ended June 30, 2015, the Fund held Floating-Rate Notes that had an average daily balance outstanding of $5,011,233 and incurred interest and fee expense in the amount of $39,962.

Notes to financial statements	Wells Fargo Advantage Municipal Bond Fund	29

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	Year ended June 30
	2015	2014
Ordinary income	$883,048	$15,484,740
Tax-exempt income	85,661,250	96,530,920
Long-term capital gain	26,759,194	4,572,126

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$895,470	$14,465,647	$93,019,230	$(17,903,965)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Advantage Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Advantage Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Municipal Bond Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

Other information (unaudited)	Wells Fargo Advantage Municipal Bond Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $26,759,194 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2015.

For the fiscal year ended June 30, 2015, $868,036 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2015.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Municipal Bond Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to

2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Municipal Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Municipal Bond Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement applicable to Fund-level administrative services (the “Administration Agreement”). The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

Other information (unaudited)	Wells Fargo Advantage Municipal Bond Fund	35

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review except the first quarter of 2015. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays Municipal Bond Index, for all periods under review except the first quarter of 2015.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

36	Wells Fargo Advantage Municipal Bond Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management and the Sub-Adviser, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole.

Funds Management and the Sub-Adviser explained the methodologies and estimates that they used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or the Sub-Adviser to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Municipal Bond Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235274 08-15 A253/AR253 06-15

Wells Fargo Advantage

North Carolina Tax-Free Fund

Annual Report

June 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage North Carolina Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage North Carolina Tax-Free Fund for the 12-month period that ended June 30, 2015. The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate. Ten-year municipal yields declined in the first half of the reporting period and then retraced their path higher in the second half; shorter-term yields rose modestly. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, returned 3.0% during the 12-month reporting period.

Monetary policy was accommodative, and economic growth was moderate.

The Fed kept its key interest rate near zero in order to support the economy and the financial system. It ended its quantitative easing program in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate in 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB expanded its quantitative easing program to include the purchase of eurozone government bonds. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

U.S. economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.3% as of June 2015, and inflation remained below the Fed’s longer-run objective of a 2% pace. The period was also marked by dramatically lower oil prices, which fell from more than $90 per barrel at the beginning of the period to below $50 per barrel in early 2015 before stabilizing near $60 per barrel at the end of June 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured states and municipalities with oil-dependent economies.

Supply and demand technical factors supported municipals.

Demand for municipal debt, as measured by cash flows to mutual funds, was positive for the reporting period. Inflows of more than $25 billion occurred during the first 10 months of the reporting period, but investor demand waned in May and June 2015 as nearly $2 billion in municipal fund redemptions took place alongside higher yields and lower bond prices. On the supply side, refunding outpaced new issuance for capital projects. After several years of negative net new supply, issuance in the first half of 2015 was on track for positive net supply as municipalities both seek to refinance outstanding bonds ahead of higher interest rates and cannot defer necessary capital investments.

Municipal credit fundamentals were solid.

Although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. The state of New Jersey, state of Illinois, and various Chicago credits were downgraded multiple notches due to growing fiscal strains from underfunded pension and other post-employment-benefit liabilities. We believe each issuer has the ability to resolve its financial situation but so far has lacked the political will to do so. Puerto Rico, whose debt is now rated below

[1]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	3

investment grade, continued to struggle to regain its financial footing. Detroit exited its bankruptcy in December 2014, about one-and-a half years after it entered Chapter 9 bankruptcy.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate-debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage North Carolina Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and North Carolina individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns

Robert J. Miller

Average annual total returns1 (%) as of June 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ENCMX)	1-11-1993	(1.33)	3.47	3.11	3.35	4.42	3.59	0.94	0.85
Class C (ENCCX)	3-27-2002	1.58	3.64	2.82	2.58	3.64	2.82	1.69	1.60
Institutional Class (ENCYX)	2-28-1994	–	–	–	3.67	4.74	3.88	0.61	0.54
Barclays Municipal Bond Index[4]	–	–	–	–	3.00	4.50	4.45	–	–
Barclays North Carolina Municipal Bond Index[5]	–	–	–	–	2.72	3.92	4.34	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to North Carolina municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2015

[1]	Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen North Carolina Municipal Bond Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has contractually committed through October 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Barclays North Carolina Municipal Bond Index is the North Carolina component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays North Carolina Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality and credit quality ratings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage North Carolina Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares (excluding sales charges) outperformed the Barclays North Carolina Municipal Bond Index and the Barclays Municipal Bond Index for the 12-month period that ended June 30, 2015.

■	Credit allocation was the largest contributor to performance because the Fund was overweight A-rated and BBB-rated bonds, which outperformed higher-rated bonds.

■	Sector allocation contributed to performance because the Fund was overweight essential-service revenue bonds relative to general obligation (GO) and prefunded bonds.

■	Duration and yield-curve positioning contributed to the Fund’s outperformance. The Fund was short duration and underweight the long end, which detracted from performance because the long end outperformed. However, this was more than offset by being underweight the short-end of the yield curve, which was the worst-performing part of the curve. The intermediate part of the curve offered the best duration-adjusted returns, helping the Fund’s duration position modestly contribute to results.

■	We focused on defensively structured bonds in credits that we believed would outperform in a rising-rate environment.

The period was marked by the anticipation of higher rates.

The U.S. Federal Reserve (Fed) maintained its ultra-low rate policy while indicating its intention to begin moving to a more normalized monetary policy. In addition, the European Central Bank announced a 1-trillion-euro quantitative easing program to ward off deflation and stimulate the economy.

Municipal yields ended the fiscal year close to where they started with the exception of bonds with maturities between one and eight years, which ended with higher yields. During the first half of the period, investor demand combined with limited supply—both new-issue and refunding volume—drove yields lower, caused credit spreads to compress, and helped long-term bonds outperform. The second half of the period saw dramatically increased supply and lower, yet positive, investor demand. During the second half of the period, longer-term bonds underperformed and credit spreads widened, although spreads remained slightly wider than historical norms.

Credit quality[7] as of June 30, 2015

The Fund’s credit positioning contributed to performance.

The Fund was overweight A-rated and BBB-rated bonds, which helped results, as lower-rated investment-grade bonds outperformed higher-rated bonds. The Fund was overweight essential-service revenue bonds, which outperformed GOs and thereby helped performance. We saw more relative value in revenue bonds with predictable revenue streams that offered higher income than we did in GO bonds. Many state-specific funds have exposure to Puerto Rico debt due to the commonwealth’s triple tax exemption. Our large underweight to Puerto Rico benefited the Fund, and at the end of the fiscal year, we had no exposure to Puerto Rico debt. We plan to maintain the Fund’s credit profile because we believe an improving economy will strengthen municipal credit quality and allow lower-rated revenue bonds to outperform higher-rated GOs.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	7

Effective maturity distribution[8] as of June 30, 2015

The Fund was positioned in a defensive manner.

We kept the Fund’s duration short compared with its benchmark throughout the reporting period because we expected higher rates and a flattening of the yield curve. The Fund’s overweight to the 10- to 20-year part of the curve and underweight inside 7 years contributed to results because the curve flattened. We maintained holdings in the steepest part of the curve to take advantage of the roll down, or the natural decline in yield (increase in price) as a bond moves toward maturity. We believe the next cyclical move will be a bear flattener, during which short-term yields will continue to rise more than long-term yields, and therefore, we believe the Fund remains positioned to benefit from such a move.

North Carolina is faring better than most states.

The state of North Carolina, a AAA-rated credit, has conservative fiscal practices, moderate debt levels, and a well-funded pension system. In 2014, employment levels returned to the prerecession peak, with projected growth expected to exceed national levels, according to IHS Global Insight. The debt burden is a low 1.8% of personal income and $692 per capita with 70% of principal retired in 10 years. Pension accounts were 96% funded at the end of 2014, with actuarially required contributions fully funded on an annual basis. Liquidity levels were adequate, and the state had a budget surplus. Revenue in 2015 has been sluggish at 2.9% growth relative to a budgeted level of 4.1%. We expect North Carolina to adjust proactively to budgetary challenges, especially since the state enacted tax reform in 2013 reducing personal and corporate income taxes to 5.75% and 5.0% (from 7.5% and 6.9%), respectively.

We expect to continue a defensive strategy.

With the economy continuing to improve and the Fed moving to normalize monetary policy, we are monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates. We expect to remain defensively positioned with an overweight to A-rated and BBB-rated bonds, favoring premium coupon bond structures trading to short calls and positioning along the yield curve expecting it to flatten. We believe this portfolio structure should outperform in both an unchanged and a rising-rate environment.

Please see footnotes on page 5.

8	Wells Fargo Advantage North Carolina Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,004.81	$4.23	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$1,001.08	$7.94	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Institutional Class
Actual	$1,000.00	$1,006.35	$2.69	0.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2015	Wells Fargo Advantage North Carolina Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.90%

California: 1.14%
University of California Limited Project Series G (Education Revenue)	5.00%	5-15-2037	$1,000,000	$1,126,030

Guam: 4.62%
Guam Government Business Privilege Tax Series A (Tax Revenue)	5.00	1-1-2031	1,000,000	1,092,030
Guam Government Hotel Occupancy Series A (Tax Revenue)	6.00	11-1-2026	2,000,000	2,333,880
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.25	7-1-2023	1,000,000	1,161,750

				4,587,660

Illinois: 1.00%
Chicago IL Board of Education Refunding Bond Series A (GO) ±	4.07	3-1-2032	1,000,000	990,580

Indiana: 1.15%
Indiana Finance Authority Wastewater CWA Authority Project Series A (Water & Sewer Revenue)	5.00	10-1-2031	1,000,000	1,137,120

New York: 1.66%
New York Dormitory Authority Personal Income Tax Series B (Tax Revenue)	5.00	3-15-2042	1,500,000	1,650,360

North Carolina: 78.69%
Cape Fear NC Public Utility Authority (Water & Sewer Revenue)	5.00	8-1-2035	3,000,000	3,320,670
Charlotte NC Airport Series A (Airport Revenue)	5.50	7-1-2034	2,500,000	2,862,050
Charlotte NC AMT Series B (Airport Revenue)	5.00	7-1-2020	1,480,000	1,701,808
Charlotte NC AMT Series B (Airport Revenue)	5.50	7-1-2024	810,000	912,044
Charlotte NC Certificate of Participation Series A (Miscellaneous Revenue)	5.00	12-1-2026	1,160,000	1,346,342
Charlotte NC Certificate of Participation Series A (Miscellaneous Revenue)	5.00	6-1-2030	1,000,000	1,140,780
Charlotte NC Certificate of Participation Series E (Miscellaneous Revenue)	5.00	6-1-2023	3,650,000	4,070,225
Charlotte NC Douglas Airport Series A (Airport Revenue)	5.00	7-1-2025	1,645,000	1,877,356
Charlotte-Mecklenburg NC Hospital Authority (Health Revenue)	5.00	1-15-2027	1,885,000	2,043,755
Cumberland County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	11-1-2025	1,000,000	1,171,170
Cumberland County NC Limited Obligation Series B (Miscellaneous Revenue)	5.00	11-1-2026	1,000,000	1,167,410
Fayetteville NC Public Works Commission Series B (Utilities Revenue)	5.00	3-1-2023	600,000	670,986
Johnston NC Memorial Hospital Authority (Health Revenue, AGM/FHA Insured)	5.25	10-1-2036	1,960,000	2,126,855
Mecklenburg County NC Public Facilities Corporation (Miscellaneous Revenue)	5.00	3-1-2022	1,035,000	1,174,580
New Hanover County NC New Hanover Regional Medical Center (Health Revenue)	5.00	10-1-2026	1,000,000	1,117,100
New Hanover County NC New Hanover Regional Medical Center (Health Revenue)	5.00	10-1-2028	3,000,000	3,363,240
New Hanover County NC New Hanover Regional Medical Center (Health Revenue, AGM Insured)	5.13	10-1-2031	1,800,000	1,971,918
North Carolina Capital Improvement Limited Series A (Miscellaneous Revenue)	5.00	5-1-2026	3,000,000	3,331,740
North Carolina Department of Transportation (Transportation Revenue)	5.00	6-30-2028	1,275,000	1,375,967
North Carolina HFA Series 25-A (Housing Revenue)	4.65	7-1-2021	2,080,000	2,169,877
North Carolina HFA Series B (Housing Revenue)	4.25	1-1-2028	3,540,000	3,679,688
North Carolina Medical Care Commission Baptist Hospital Project (Health Revenue)	5.25	6-1-2029	2,000,000	2,228,540
North Carolina Medical Care Commission Cleveland County Health Care System (Health Revenue)	5.00	1-1-2018	500,000	549,835
North Carolina Medical Care Commission Hugh Chatam Memorial Hospital Project (Health Revenue, Radian Insured)	5.50	10-1-2020	940,000	942,444
North Carolina Medical Care Commission Presbyterian Homes Project (Health Revenue)	5.50	10-1-2031	2,000,000	2,050,480
North Carolina Medical Care Commission Presbyterian Homes Project (Health Revenue)	5.60	10-1-2036	1,500,000	1,534,590
North Carolina Medical Care Commission Southeastern Regional Medical Center (Health Revenue)	5.00	6-1-2026	385,000	423,207

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage North Carolina Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

North Carolina (continued)

North Carolina Medical Care Commission Southeastern Regional Medical Center (Health Revenue)	5.00%	6-1-2032	$500,000	$532,745
North Carolina Medical Care Commission Stanley Memorial Hospital Project (Health Revenue)	5.00	7-1-2033	1,000,000	1,029,560
North Carolina Medical Care Commission University Health Systems of Eastern Carolina Series D (Health Revenue)	6.25	12-1-2033	1,500,000	1,755,210
North Carolina Medical Care Commission Wake Forest Baptist Medical Center (Health Revenue)	5.00	12-1-2022	1,950,000	2,275,221
North Carolina Municipal Power Agency #1 Catawba Nuclear Power Project Series A (Utilities Revenue)	5.00	1-1-2021	2,720,000	3,096,094
North Carolina Municipal Power Agency #1 Catawba Nuclear Power Project Series A (Utilities Revenue)	5.00	1-1-2030	1,550,000	1,710,983
North Carolina Port Authority Series B (Airport Revenue)	5.00	2-1-2025	3,540,000	3,927,170
North Carolina Raleigh-Durham Airport Authority Series B-1 (Airport Revenue)	5.00	11-1-2028	1,500,000	1,694,850
Orange County NC Public Facilities Company Limited Obligation (Miscellaneous Revenue)	5.00	10-1-2026	1,000,000	1,174,670
Raleigh NC Enterprise System Series A (Water & Sewer Revenue)	5.00	3-1-2036	1,465,000	1,511,148
Raleigh NC Limited Obligiation Series A (Miscellaneous Revenue)	5.00	10-1-2033	1,000,000	1,149,170
University of North Carolina at Greensboro (Education Revenue)	5.00	4-1-2033	2,000,000	2,251,680
University of North Carolina at Greensboro (Education Revenue)	5.00	4-1-2039	1,620,000	1,801,764
University of North Carolina Wilmington Student Housing Project Certificate of Participation (Miscellaneous Revenue, National Insured)	5.00	6-1-2022	1,000,000	1,042,250
Wilmington NC Certificate of Participation Series A (Miscellaneous Revenue)	5.00	6-1-2029	2,580,000	2,815,889

				78,093,061

Tennessee: 3.43%
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2026	1,020,000	1,167,543
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2021	2,000,000	2,234,800

				3,402,343

Virgin Islands: 3.93%
Virgin Islands PFA (Miscellaneous Revenue)	6.75	10-1-2019	3,500,000	3,902,535

Washington: 1.17%
Tumwater Office Properties Washington Lease Revenue Washington Office Buildings (Miscellaneous Revenue)	5.00	7-1-2026	1,000,000	1,160,210

Wisconsin: 1.11%
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	6.75	8-1-2033	1,000,000	1,104,330

Total Municipal Obligations (Cost $90,004,068)				97,154,229

	Yield		Shares
Short-Term Investments: 0.84%

Investment Companies: 0.84%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)	0.01		838,325	838,325

Total Short-Term Investments (Cost $838,325)				838,325

Total investments in securities (Cost $90,842,393) *	98.74%	97,992,554
Other assets and liabilities, net	1.26	1,250,591

Total net assets	100.00%	$99,243,145

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage North Carolina Tax-Free Fund	11

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $90,842,392 and unrealized gains (losses) consists of:

Gross unrealized gains	$7,226,890
Gross unrealized losses	(76,728)

Net unrealized gains	$7,150,162

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage North Carolina Tax-Free Fund	Statement of assets and liabilities—June 30, 2015

Assets
Investments
In unaffiliated securities, at value (cost $90,004,068)	$97,154,229
In affiliated securities, at value (cost $838,325)	838,325

Total investments, at value (cost $90,842,393)	97,992,554
Receivable for investments sold	125,000
Receivable for Fund shares sold	98,147
Receivable for interest	1,310,816
Prepaid expenses and other assets	21,559

Total assets	99,548,076

Liabilities
Dividends payable	150,915
Payable for Fund shares redeemed	50,052
Advisory fee payable	21,896
Distribution fee payable	2,730
Administration fees payable	13,230
Professional fees payable	34,094
Accrued expenses and other liabilities	32,014

Total liabilities	304,931

Total net assets	$99,243,145

NET ASSETS CONSIST OF
Paid-in capital	$102,386,323
Overdistributed net investment income	(59,574)
Accumulated net realized losses on investments	(10,233,765)
Net unrealized gains on investments	7,150,161

Total net assets	$99,243,145

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$33,969,084
Shares outstanding – Class A1	3,278,765
Net asset value per share – Class A	$10.36
Maximum offering price per share – Class A2	$10.85
Net assets – Class C	$4,430,529
Shares outstanding – Class C1	427,595
Net asset value per share – Class C	$10.36
Net assets – Institutional Class	$60,843,532
Shares outstanding – Institutional Class[1]	5,872,695
Net asset value per share – Institutional Class	$10.36

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2015	Wells Fargo Advantage North Carolina Tax-Free Fund	13

Investment income
Interest	$4,112,934
Income from affiliated securities	324

Total investment income	4,113,258

Expenses
Advisory fee	372,910
Administration fees
Fund level	53,273
Class A	56,632
Class C	7,250
Institutional Class	53,295
Shareholder servicing fees
Class A	88,488
Class C	11,328
Distribution fee
Class C	33,986
Custody and accounting fees	10,700
Professional fees	45,231
Registration fees	43,992
Shareholder report expenses	15,040
Trustees’ fees and expenses	12,242
Other fees and expenses	7,381

Total expenses	811,748
Less: Fee waivers and/or expense reimbursements	(78,643)

Net expenses	733,105

Net investment income	3,380,153

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	901,303
Net change in unrealized gains (losses) on investments	(448,372)

Net realized and unrealized gains (losses) on investments	452,931

Net increase in net assets resulting from operations	$3,833,084

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage North Carolina Tax-Free Fund	Statement of changes in net assets

	Year ended June 30, 2015		Year ended June 30, 2014

Operations
Net investment income		$3,380,153		$3,808,125
Net realized gains (losses) on investments		901,303		(419,547)
Net change in unrealized gains (losses) on investments		(448,372)		2,718,741

Net increase in net assets resulting from operations		3,833,084		6,107,319

Distributions to shareholders from
Net investment income
Class A		(1,066,500)		(1,289,186)
Class C		(102,579)		(115,169)
Institutional Class		(2,211,074)		(2,403,895)

Total distributions to shareholders		(3,380,153)		(3,808,250)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	66,427	692,635	199,641	2,003,221
Class C	53,420	558,887	60,193	606,536
Institutional Class	976,885	10,167,225	1,504,993	15,493,145

		11,418,747		18,102,902

Reinvestment of distributions
Class A	92,637	968,218	115,194	1,161,678
Class C	8,722	91,170	10,088	101,781
Institutional Class	35,923	375,472	38,672	390,110

		1,434,860		1,653,569

Payment for shares redeemed
Class A	(468,709)	(4,906,152)	(881,202)	(8,853,763)
Class C	(76,563)	(796,737)	(140,535)	(1,401,094)
Institutional Class	(2,156,709)	(22,473,470)	(2,257,694)	(22,656,891)

		(28,176,359)		(32,911,748)

Net decrease in net assets resulting from capital share transactions		(15,322,752)		(13,155,277)

Total decrease in net assets		(14,869,821)		(10,856,208)

Net assets
Beginning of period		114,112,966		124,969,174

End of period		$99,243,145		$114,112,966

Overdistributed net investment income		$(59,574)		$(59,574)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage North Carolina Tax-Free Fund	15

(For a share outstanding throughout each period)

	Year ended June 30					Year ended August 31, 2010[2]
CLASS A	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$10.33	$10.08	$10.34	$9.71	$10.12	$9.64
Net investment income	0.32	0.33	0.32	0.34	0.30	0.39 [3]
Net realized and unrealized gains (losses) on investments	0.03	0.25	(0.26)	0.63	(0.41)	0.49

Total from investment operations	0.35	0.58	0.06	0.97	(0.11)	0.88
Distributions to shareholders from
Net investment income	(0.32)	(0.33)	(0.32)	(0.34)	(0.30)	(0.40)
Net asset value, end of period	$10.36	$10.33	$10.08	$10.34	$9.71	$10.12
Total return[4]	3.35%	5.92%	0.51%	10.09%	(1.05)%	9.38%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.94%	0.91%	0.90%	0.91%	0.90%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.88%
Net investment income	3.01%	3.32%	3.06%	3.34%	3.72%	4.03%
Supplemental data
Portfolio turnover rate	12%	15%	15%	48%	44%	63%
Net assets, end of period (000s omitted)	$33,969	$37,067	$41,879	$44,082	$47,954	$56,508

[1]	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

[2]	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Class A of Evergreen North Carolina Municipal Bond Fund.

[3]	Calculated based upon average shares outstanding.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage North Carolina Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30					Year ended August 31, 2010[2]
CLASS C	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$10.33	$10.08	$10.34	$9.71	$10.12	$9.64
Net investment income	0.24	0.26	0.24	0.26	0.24	0.32 [3]
Net realized and unrealized gains (losses) on investments	0.03	0.25	(0.26)	0.63	(0.41)	0.49

Total from investment operations	0.27	0.51	(0.02)	0.89	(0.17)	0.81
Distributions to shareholders from
Net investment income	(0.24)	(0.26)	(0.24)	(0.26)	(0.24)	(0.33)
Net asset value, end of period	$10.36	$10.33	$10.08	$10.34	$9.71	$10.12
Total return[4]	2.58%	5.13%	(0.24)%	9.27%	(1.66)%	8.57%
Ratios to average net assets (annualized)
Gross expenses	1.69%	1.69%	1.66%	1.65%	1.66%	1.65%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%	1.63%
Net investment income	2.26%	2.56%	2.31%	2.59%	2.96%	3.26%
Supplemental data
Portfolio turnover rate	12%	15%	15%	48%	44%	63%
Net assets, end of period (000s omitted)	$4,431	$4,566	$5,164	$5,523	$5,789	$7,671

[1]	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

[2]	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Class C of Evergreen North Carolina Municipal Bond Fund.

[3]	Calculated based upon average shares outstanding.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage North Carolina Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30					Year ended August 31, 2010[2]
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$10.33	$10.08	$10.34	$9.71	$10.12	$9.64
Net investment income	0.35	0.36	0.35	0.37	0.32	0.42 [3]
Net realized and unrealized gains (losses) on investments	0.03	0.26	(0.26)	0.63	(0.41)	0.49

Total from investment operations	0.38	0.62	0.09	1.00	(0.09)	0.91
Distributions to shareholders from
Net investment income	(0.35)	(0.37)	(0.35)	(0.37)	(0.32)	(0.43)
Net asset value, end of period	$10.36	$10.33	$10.08	$10.34	$9.71	$10.12
Total return[4]	3.67%	6.25%	0.82%	10.43%	(0.79)%	9.66%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.61%	0.58%	0.57%	0.58%	0.64%
Net expenses	0.54%	0.54%	0.54%	0.54%	0.54%	0.63%
Net investment income	3.32%	3.61%	3.37%	3.65%	4.02%	4.29%
Supplemental data
Portfolio turnover rate	12%	15%	15%	48%	44%	63%
Net assets, end of period (000s omitted)	$60,844	$72,479	$77,926	$90,439	$107,972	$150,184

[1]	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.

[2]	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Class I of Evergreen North Carolina Municipal Bond Fund.

[3]	Calculated based upon average shares outstanding.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage North Carolina Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage North Carolina Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Notes to financial statements	Wells Fargo Advantage North Carolina Tax-Free Fund	19

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $10,233,766 with $6,610,328 expiring in 2017 and $3,623,438 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$97,154,229	$0	$97,154,229

Short-term investments
Investment companies	838,325	0	0	838,325
Total assets	$838,325	$97,154,229	$0	$97,992,554

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

20	Wells Fargo Advantage North Carolina Tax-Free Fund	Notes to financial statements

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2105, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Institutional Class	0.08

Administration fee

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, and 0.54% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended June 30, 2015, Funds Distributor received $860 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2015 were $12,400,636 and $17,120,407, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2015, the Fund paid $119 in commitment fees.

Notes to financial statements	Wells Fargo Advantage North Carolina Tax-Free Fund	21

For the year ended June 30, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	Year ended June 30
	2015	2014
Ordinary income	$34,869	$54,764
Tax-exempt income	3,345,284	3,753,486

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$107,908	$7,150,162	$(10,233,766)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

22	Wells Fargo Advantage North Carolina Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage North Carolina Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from September 1, 2010 to June 30, 2011, and the year ended August 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage North Carolina Tax-Free Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from September 1, 2010 to June 30, 2011, and the year ended August 31, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

Other information (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	23

TAX INFORMATION

For the fiscal year ended June 30, 2015, $34,869 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 98.97% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2015.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Advantage North Carolina Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

26	Wells Fargo Advantage North Carolina Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage North Carolina Tax-Free Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement applicable to Fund-level administrative services (the “Administration Agreement”). The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

Other information (unaudited)	Wells Fargo Advantage North Carolina Tax-Free Fund	27

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays Municipal Bond Index, for all periods under review except the ten-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

28	Wells Fargo Advantage North Carolina Tax-Free Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management and the Sub-Adviser, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole.

Funds Management and the Sub-Adviser explained the methodologies and estimates that they used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or the Sub-Adviser to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage North Carolina Tax-Free Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235275 08-15 A254/AR254 06-15

Wells Fargo Advantage

Pennsylvania Tax-Free Fund

Annual Report

June 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Pennsylvania Tax-Free Fund for the 12-month period that ended June 30, 2015. The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate. Ten-year municipal yields declined in the first half of the reporting period and then retraced their path higher in the second half; shorter-term yields rose modestly. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, returned 3.0% during the 12-month reporting period.

Monetary policy was accommodative, and economic growth was moderate.

The Fed kept its key interest rate near zero in order to support the economy and the financial system. It ended its quantitative easing program in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate in 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB expanded its quantitative easing program to include the purchase of eurozone government bonds. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

U.S. economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.3% as of June 2015, and inflation remained below the Fed’s longer-run objective of a 2% pace. The period was also marked by dramatically lower oil prices, which fell from more than $90 per barrel at the beginning of the period to below $50 per barrel in early 2015 before stabilizing near $60 per barrel at the end of June 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured states and municipalities with oil-dependent economies.

Supply and demand technical factors supported municipals.

Demand for municipal debt, as measured by cash flows to mutual funds, was positive for the reporting period. Inflows of more than $25 billion occurred during the first 10 months of the reporting period, but investor demand waned in May and June 2015 as nearly $2 billion in municipal fund redemptions took place alongside higher yields and lower bond prices. On the supply side, refunding outpaced new issuance for capital projects. After several years of negative net new supply, issuance in the first half of 2015 was on track for positive net supply as municipalities both seek to refinance outstanding bonds ahead of higher interest rates and cannot defer necessary capital investments.

Municipal credit fundamentals were solid.

Although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. The state of New Jersey, state of Illinois, and various Chicago credits were downgraded multiple notches due to growing fiscal strains from underfunded pension and other post-employment-benefit liabilities. We believe each issuer has the ability to resolve its financial situation but so far has lacked the political will to do so. Puerto Rico, whose debt is now rated below

[1]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	3

investment grade, continued to struggle to regain its financial footing. Detroit exited its bankruptcy in December 2014, about one-and-a half years after it entered Chapter 9 bankruptcy.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate-debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns

Robert J. Miller

Average annual total returns1 (%) as of June 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKVAX)	12-27-1990	(0.27)	4.23	3.81	4.44	5.19	4.29	0.91	0.74
Class B (EKVBX)*	2-1-1993	(1.25)	4.07	3.76	3.75	4.41	3.76	1.66	1.49
Class C (EKVCX)	2-1-1993	2.66	4.41	3.53	3.66	4.41	3.53	1.66	1.49
Institutional Class (EKVYX)	11-24-1997	–	–	–	4.70	5.46	4.56	0.58	0.49
Barclays Municipal Bond Index[4]	–	–	–	–	3.00	4.50	4.45	–	–
Barclays Pennsylvania Municipal Bond Index[5]	–	–	–	–	3.18	4.64	4.62	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Pennsylvania municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2015

[1]	Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Pennsylvania Municipal Bond Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has contractually committed through October 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Barclays Pennsylvania Municipal Bond Index is the Pennsylvania component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Pennsylvania Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality and credit quality ratings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmarks, the Barclays Pennsylvania Municipal Bond Index and the broader Barclays Municipal Bond Index, for the 12-month period that ended June 30, 2015.

■	Positive contributors to performance included an overweight to A-rated, BBB-rated, and BB-rated bonds because these credit tiers outperformed higher-rated bonds. An overweight to essential-service revenue bonds relative to general obligation (GO) and prefunded bonds also was a positive contributor to performance.

■	Yield-curve positioning and a short duration position compared with the benchmark contributed to results as interest rates rose and the yield curve flattened. An underweight to the short end of the yield curve helped results because the short end underperformed and offset the negative impact of our underweight to the long end of the curve, which outperformed.

■	We focused on defensively structured bonds in credits that we believed would outperform in a rising-rate environment.

The period was marked by the anticipation of higher rates.

The U.S. Federal Reserve (Fed) maintained its ultra-low rate policy while indicating its intention to begin moving to a more normalized monetary policy. Municipal yields ended the fiscal year close to where they started with the exception of bonds with maturities between one and eight years, which ended with higher yields. During the first half of the period, investor demand combined with limited supply—both new-issue and refunding volume—drove yields lower, caused credit spreads to compress, and helped long-term bonds outperform. The second half of the period saw a dramatically increased supply and lower, yet positive, investor demand. During the second half of the period, longer-term bonds underperformed and credit spreads widened, although spreads remained slightly wider than historical norms.

Credit quality[7] as of June 30, 2015

The Fund’s credit positioning contributed to performance.

We began the period overweight A-rated and BBB-rated bonds. As investors reached for yield, credit spreads tightened, and we used that opportunity to sell into strength and reduce the credit allocation. Despite the reduction, the Fund remained overweight A-rated and BBB-rated bonds ahead of higher interest rates because we expected credit spreads would tighten as rates rose and believed the additional income from these credits would provide a cushion against higher rates.

Within sector allocation, the Fund was overweight essential-service revenue bonds and benefited because revenue bonds outperformed GOs. Many state-specific municipal bond funds have exposure to Puerto Rico debt due to the commonwealth’s triple tax exemption. Our large underweight to Puerto Rico benefited the Fund, and at the end of the fiscal year, we had no exposure to Puerto Rico debt, having let a small amount of short-term, insured debt mature.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	7

Effective maturity distribution[8] as of June 30, 2015

The Fund was positioned defensively ahead of higher interest rates.

We managed duration conservatively in anticipation of a higher-rate environment, keeping its duration short. In terms of yield-curve positioning, the Fund was underweight the short end of the yield curve, which underperformed, and that helped results. The Fund was overweight the 10- to 20-year part of the yield curve, which hurt results because price returns in this part of the curve were negative. An underweight to the long end was also a drag on performance, as longer-dated bonds outperformed. We had positioned bonds in the steepest parts of the yield curve in order to benefit from rolling down the curve, meaning the natural decline in a bond’s yield (increase in price) as its maturity shortens.

Pennsylvania credit remained solid, but headwinds increased.

The Commonwealth of Pennsylvania was rated AA- and Aa3 by Standard & Poor’s and Moody’s Investors Service Incorporated, respectively, at the end of the period. The state has a diverse economy that has seen a slow but steady growth. On the budget side, revenue collections so far in 2015 were ahead of projections, but debt levels, currently moderate at $1,172 per capita, are expected to increase as Pennsylvania issues more GO debt than it retires over the next five years. While the Pennsylvania economy continues to improve, we believe this growth will likely be overshadowed by growing pension liabilities and debt issuance. We remain underweight the state GOs because of the potential negative effects of the budget situation on the state’s credit ratings.

We expect to continue a defensive strategy.

With the economy continuing to improve and the Fed moving to normalize monetary policy, we are monitoring macroeconomic trends and municipal-specific events for tactical opportunities as we transition to higher rates. We expect to remain defensively positioned with an overweight to A-rated and BBB-rated bonds, favoring premium coupon bond structures trading to short calls and positioning along the yield curve expecting it to flatten. We believe this portfolio structure should outperform in both an unchanged and a rising-rate environment.

Please see footnotes on page 5.

8	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,007.10	$3.68	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71	0.74%
Class B
Actual	$1,000.00	$1,003.33	$7.40	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Class C
Actual	$1,000.00	$1,003.35	$7.40	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Institutional Class
Actual	$1,000.00	$1,008.34	$2.44	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Pennsylvania Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 98.22%

Florida: 0.60%
Jacksonville FL Economic Development AMT Metropolitan Parking Solutions Project (Industrial Development Revenue, ACA Insured)	5.50%	10-1-2030	$1,000,000	$1,004,050

Guam: 0.68%
Guam Government Waterworks Authority Water & Wastewater System Project (Water & Sewer Revenue)	5.25	7-1-2025	1,000,000	1,142,230

Illinois: 0.59%
Chicago IL Board of Education Refunding Bond Series A (GO)	4.07	3-1-2032	1,000,000	990,580

Pennsylvania: 95.00%
Allegheny County PA Higher Education Building Authority Refunding Bond Duquesne University of The Holy Spirit Series A (Education Revenue)	5.00	3-1-2029	1,135,000	1,285,535
Allegheny County PA Hospital Development Authority Health Center Series B (Health Revenue, National Insured)	6.00	7-1-2027	1,800,000	2,321,964
Allegheny County PA Port Authority Refunding Bond Transportation (Tax Revenue)	5.75	3-1-2029	3,000,000	3,510,450
Allegheny County PA Series C-65 (GO)	5.50	5-1-2024	4,675,000	5,457,969
Blair County PA (GO, Build America Mutual Assurance Company Insured)	5.00	10-1-2026	955,000	1,115,851
Bucks County PA IDA Lane Charter School Project Series A (Education Revenue) 144A	4.88	3-15-2027	1,700,000	1,709,571
Butler County PA Hospital Authority Series A (Health Revenue, Royal Bank of Scotland LOC) ø	0.27	10-1-2042	1,710,000	1,710,000
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue) ##	5.65	12-15-2017	380,000	397,089
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	6.25	12-15-2027	2,370,000	2,475,536
Chester County PA IDA Collegium Charter School Project (Education Revenue)	5.00	10-15-2022	1,695,000	1,796,785
Chester County PA IDA Renaissance Academy Charter School (Education Revenue)	3.75	10-1-2024	1,000,000	1,000,730
Chester County PA IDA University Student Housing LLC Project Series A (Housing Revenue)	5.00	8-1-2030	555,000	592,213
Commonwealth of Pennsylvania Financing Authority Series B (Water & Sewer Revenue)	5.00	6-1-2026	1,000,000	1,126,560
Cumberland County PA Municipal Authority Diakon Lutheran Ministries Project (Health Revenue)	5.00	1-1-2028	2,090,000	2,265,915
Cumberland County PA Municipal Authority Diakon Lutheran Ministries Project (Health Revenue)	5.00	1-1-2036	5,000,000	5,309,200
Cumberland County PA Municipal Authority Dickinson College Series HH1 (Education Revenue)	5.00	11-1-2039	1,200,000	1,280,244
Dauphin County PA (GO, Syncora Guarantee Incorporated Insured)	5.00	11-15-2022	1,000,000	1,040,150
Delaware County PA IDA Chester Community Charter School Series A (Education Revenue)	5.00	8-15-2020	1,795,000	1,840,539
Delaware County PA Vocational & Technical School Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.25	11-1-2033	1,000,000	1,116,340
Delaware Valley PA Regional Finance Authority Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2028	4,390,000	5,079,537
Delaware Valley PA Regional Finance Authority Series B (Miscellaneous Revenue, Ambac Insured)	5.60	7-1-2017	2,000,000	2,171,140
General Authority of South Central Pennsylvania Association of Independent Colleges & Universities (Education Revenue)	6.00	11-1-2031	2,500,000	2,920,800
Lehigh County PA General Purpose Authority Lehigh Valley Hospital Incorporated Series A (Health Revenue, National Insured)	7.00	7-1-2016	435,000	447,328

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Lehigh County PA General Purpose Authority Water & Sewer CAB Allentown Project (Water & Sewer Revenue) ¤	0.00%	12-1-2030	$2,000,000	$1,055,220
Lycoming County PA Authority Pennsylvania College of Technology (Education Revenue)	5.50	7-1-2026	3,000,000	3,413,670
McKeesport PA Municipal Authority (Water & Sewer Revenue, AGM Insured)	5.50	12-15-2027	2,405,000	2,751,368
Monroe County PA Hospital Authority Pocono Medical Center Series A (Health Revenue)	5.00	1-1-2027	840,000	905,117
Monroe County PA Hospital Authority Pocono Medical Center Series A (Health Revenue)	5.00	1-1-2032	880,000	932,536
Montgomery County PA Higher Education & Health Authority Abington Memorial Hospital Project (Health Revenue)	5.00	6-1-2031	2,000,000	2,172,640
Montgomery County PA Higher Education & Health Authority Refunding Arcadia University (Education Revenue)	5.00	4-1-2030	1,500,000	1,611,285
Montgomery County PA Higher Education & Health Authority Refunding Arcadia University Second Series (Education Revenue, AGM Insured)	5.00	4-1-2027	3,760,000	3,857,685
Montgomery County PA IDA ACTS Retirement Community Series B (Health Revenue)	5.00	11-15-2022	6,000,000	6,194,220
Montgomery County PA IDA Jefferson Health System Series A (Health Revenue)	5.00	10-1-2027	1,000,000	1,105,290
Montgomery County PA IDA New Regional Medical Center Project (Health Revenue, FHA Insured)	5.00	8-1-2020	980,000	1,116,867
Northampton County PA St. Luke’s Hospital of Bethlehem Series A (Health Revenue)	5.00	8-15-2033	1,500,000	1,591,350
Pennsylvania Financing Authority Pennsylvania Hills Project Series B (Miscellaneous Revenue, National Insured) ¤	0.00	12-1-2022	1,200,000	942,240
Pennsylvania Financing Authority Pennsylvania Hills Project Series B (Miscellaneous Revenue, National Insured) ¤	0.00	12-1-2023	3,790,000	2,831,054
Pennsylvania HEFAR Association of Independent Colleges & University Series FF2 (Education Revenue, AGM Insured)	5.00	12-15-2024	3,070,000	3,169,622
Pennsylvania HEFAR La Salle University Series A (Education Revenue)	5.25	5-1-2027	5,250,000	5,462,153
Pennsylvania HEFAR Shippensburg University Project (Education Revenue)	5.00	10-1-2020	1,460,000	1,588,276
Pennsylvania HEFAR Shippensburg University Project (Education Revenue)	6.00	10-1-2031	3,000,000	3,281,940
Pennsylvania HEFAR Temple University First Series (Education Revenue)	5.00	4-1-2032	1,000,000	1,109,770
Pennsylvania Housing Finance Agency SFMR Series 108-B (Housing Revenue)	4.50	10-1-2024	1,825,000	1,920,959
Pennsylvania Housing Finance Agency SFMR Series 106-B (Housing Revenue)	4.50	10-1-2024	5,010,000	5,280,540
Pennsylvania Housing Finance Agency SFMR Series 112 (Housing Revenue)	5.00	4-1-2028	2,775,000	2,944,081
Pennsylvania Turnpike Commission Motor License Series B1 (Transportation Revenue)	5.00	12-1-2040	1,500,000	1,604,805
Pennsylvania Turnpike Commission Series A (Miscellaneous Revenue, AGM Insured)	5.25	7-15-2021	2,000,000	2,354,420
Pennsylvania Turnpike Commission Series C (Transportation Revenue, AGM Insured)	6.25	6-1-2038	3,500,000	3,933,090
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A (Education Revenue)	7.00	6-15-2033	1,000,000	1,111,680
Philadelphia PA IDA Architecture & Design Charter School Project (Education Revenue)	5.25	3-15-2023	835,000	874,245
Philadelphia PA IDA Charter School Project Series A (Education Revenue)	5.30	9-15-2027	5,150,000	5,252,897
Philadelphia PA IDA Global Leadership Academy Project (Education Revenue)	5.13	11-15-2020	1,430,000	1,505,290
Philadelphia PA IDA Global Leadership Academy Project (Education Revenue)	5.75	11-15-2030	1,000,000	1,039,680
Philadelphia PA IDA Master Charter School (Education Revenue)	5.00	8-1-2020	825,000	862,117
Philadelphia PA IDA Tacony Academy Charter School Project (Education Revenue)	6.88	6-15-2033	1,000,000	1,118,180
Philadelphia PA IDA Temple University 1st Series 2016 (Education Revenue) %%	5.00	4-1-2029	1,000,000	1,083,760
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Education Revenue)	7.50	5-1-2031	1,285,000	1,400,316
Philadelphia PA School District Refunding Bond Series A (GO, AGM/FGIC Insured)	5.00	6-1-2024	1,425,000	1,562,313
Philadelphia PA School District Refunding Bond Series C (GO)	5.00	9-1-2018	3,000,000	3,316,800
Philadelphia PA School District Refunding Bond Series C (GO)	5.00	9-1-2021	1,395,000	1,582,655
Philadelphia PA Series A (GO)	5.25	7-15-2033	1,500,000	1,699,440

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Pennsylvania Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Pittsburgh & Allegheny Counties PA Sports & Exhibition Authority (Tax Revenue, AGM Insured)	5.00%	2-1-2031	$3,000,000	$3,341,640
Pittsburgh PA (GO, Build America Mutual Assurance Company Insured)	5.00	9-1-2030	500,000	570,585
Pittsburgh PA Public Parking Authority Series A (Miscellaneous Revenue, National Insured)	5.00	12-1-2025	2,500,000	2,538,150
Southeastern Pennsylvania Transportation Authority (Miscellaneous Revenue)	5.00	6-1-2028	4,000,000	4,407,840
State Public School Building Authority Pennsylvania Chester Upland School Project Series C (Miscellaneous Revenue, AGM Insured)	5.00	9-15-2026	875,000	976,911
State Public School Building Authority Pennsylvania Northampton County Area Community College Project (Education Revenue)	5.50	3-1-2031	5,000,000	5,734,200
State Public School Building Authority Pennsylvania Northampton County Area Community College Project Series A (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	6-15-2027	1,610,000	1,799,932
State Public School Building Authority Pennsylvania School Revenue City of Harrisburg Project Series B-2 (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2027	1,010,000	1,150,198
University Area Joint Authority Pennsylvania Refunding Bond (Water & Sewer Revenue) ±	0.47	11-1-2028	1,500,000	1,496,865
Wilkes-Barre PA Finance Authority University of Scranton (Education Revenue)	5.00	11-1-2020	1,005,000	1,153,167
Wilkes-Barre PA Finance Authority Wilkes University Project (Education Revenue)	5.00	3-1-2027	2,600,000	2,723,159

				159,403,664

Virgin Islands: 1.35%
Virgin Islands PFA Matching Fund Loan Note Senior Lien (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2029	2,000,000	2,270,980

Total Municipal Obligations (Cost $155,062,909)				164,811,504

	Yield		Shares
Short-Term Investments: 0.43%

Investment Companies: 0.43%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		718,779	718,779

Total Short-Term Investments (Cost $718,779)				718,779

Total investments in securities (Cost $155,781,688) *	98.65%	165,530,283
Other assets and liabilities, net	1.35	2,264,478

Total net assets	100.00%	$167,794,761

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Portfolio of investments—June 30, 2015

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

##	All or a portion of this security is segregated for when-issued securities.

¤	The security is issued in zero coupon form with no periodic interest payments.

%%	The security is issued on a when-issued basis.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $155,954,738 and unrealized gains (losses) consists of:

Gross unrealized gains	$9,862,615
Gross unrealized losses	(287,070)

Net unrealized gains	$9,575,545

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2015	Wells Fargo Advantage Pennsylvania Tax-Free Fund	13

Assets
Investments
In unaffiliated securities, at value (cost $155,062,909)	$164,811,504
In affiliated securities, at value (cost $718,779)	718,779

Total investments, at value (cost $155,781,688)	165,530,283
Receivable for investments sold	1,552,468
Receivable for Fund shares sold	546,667
Receivable for interest	1,860,272
Prepaid expenses and other assets	26,007

Total assets	169,515,697

Liabilities
Dividends payable	227,259
Payable for investments purchased	1,081,340
Payable for Fund shares redeemed	272,495
Advisory fee payable	33,296
Distribution fees payable	8,245
Administration fees payable	21,815
Accrued expenses and other liabilities	76,486

Total liabilities	1,720,936

Total net assets	$167,794,761

NET ASSETS CONSIST OF
Paid-in capital	$168,665,856
Overdistributed net investment income	(245,938)
Accumulated net realized losses on investments	(10,373,752)
Net unrealized gains on investments	9,748,595

Total net assets	$167,794,761

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$47,322,532
Shares outstanding – Class A1	4,027,579
Net asset value per share – Class A	$11.75
Maximum offering price per share – Class A2	$12.30
Net assets – Class B	$641,189
Shares outstanding – Class B1	54,774
Net asset value per share – Class B	$11.71
Net assets – Class C	$13,062,097
Shares outstanding – Class C1	1,113,759
Net asset value per share – Class C	$11.73
Net assets – Institutional Class	$106,768,943
Shares outstanding – Institutional Class[1]	9,087,047
Net asset value per share – Institutional Class	$11.75

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Statement of operations—year ended June 30, 2015

Investment income
Interest	$7,479,318
Income from affiliated securities	428

Total investment income	7,479,746

Expenses
Advisory fee	612,481
Administration fees
Fund level	87,497
Class A	73,496
Class B	1,218
Class C	19,822
Institutional Class	92,728
Shareholder servicing fees
Class A	114,838
Class B	1,903
Class C	30,972
Distribution fees
Class B	5,711
Class C	92,916
Custody and accounting fees	16,549
Professional fees	45,026
Registration fees	47,612
Shareholder report expenses	20,623
Trustees’ fees and expenses	12,370
Other fees and expenses	12,018

Total expenses	1,287,780
Less: Fee waivers and/or expense reimbursements	(183,967)

Net expenses	1,103,813

Net investment income	6,375,933

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	966,812
Net change in unrealized gains (losses) on investments	627,422

Net realized and unrealized gains (losses) on investments	1,594,234

Net increase in net assets resulting from operations	$7,970,167

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Pennsylvania Tax-Free Fund	15

	Year ended June 30, 2015		Year ended June 30, 2014

Operations
Net investment income		$6,375,933		$6,991,885
Net realized gains (losses) on investments		966,812		(674,589)
Net change in unrealized gains (losses) on investments		627,422		4,617,829

Net increase in net assets resulting from operations		7,970,167		10,935,125

Distributions to shareholders from
Net investment income
Class A		(1,606,030)		(1,584,280)
Class B		(20,931)		(31,103)
Class C		(339,975)		(302,373)
Institutional Class		(4,344,447)		(5,074,306)

Total distributions to shareholders		(6,311,383)		(6,992,062)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	605,396	7,163,115	569,888	6,480,281
Class B	94	1,089	1,288	14,164
Class C	299,119	3,526,413	265,432	3,002,468
Institutional Class	1,203,338	14,230,622	519,236	5,896,508

		24,921,239		15,393,421

Reinvestment of distributions
Class A	120,989	1,431,526	121,708	1,384,148
Class B	1,704	20,089	2,651	29,976
Class C	25,787	304,625	23,649	268,452
Institutional Class	81,893	968,892	66,052	751,638

		2,725,132		2,434,214

Payment for shares redeemed
Class A	(519,400)	(6,135,536)	(669,302)	(7,569,459)
Class B	(21,585)	(254,079)	(50,976)	(574,126)
Class C	(173,825)	(2,051,259)	(190,180)	(2,139,704)
Institutional Class	(2,438,641)	(28,902,651)	(3,427,664)	(38,680,629)

		(37,343,525)		(48,963,918)

Net decrease in net assets resulting from capital share transactions		(9,697,154)		(31,136,283)

Total decrease in net assets		(8,038,370)		(27,193,220)

Net assets
Beginning of period		175,833,131		203,026,351

End of period		$167,794,761		$175,833,131

Overdistributed net investment income		$(245,938)		$(345,467)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30					Year ended March 31, 2011[2]
CLASS A	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$11.65	$11.36	$11.65	$10.93	$10.63	$10.90
Net investment income	0.42	0.43	0.42	0.44	0.11	0.44
Net realized and unrealized gains (losses) on investments	0.09	0.29	(0.29)	0.72	0.30	(0.28)

Total from investment operations	0.51	0.72	0.13	1.16	0.41	0.16
Distributions to shareholders from
Net investment income	(0.41)	(0.43)	(0.42)	(0.44)	(0.11)	(0.43)
Net asset value, end of period	$11.75	$11.65	$11.36	$11.65	$10.93	$10.63
Total return[3]	4.44%	6.45%	1.02%	10.81%	3.84%	1.56%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.91%[4]	0.88%[4]	0.88%[4]	0.87%[4]	0.84%[4]
Net expenses	0.74%	0.74%[4]	0.75%[4]	0.74%[4]	0.74%[4]	0.75%[4]
Net investment income	3.54%	3.75%	3.55%	3.90%	3.98%	3.99%
Supplemental data
Portfolio turnover rate	15%	15%	14%	21%	10%	46%
Net assets, end of period (000s omitted)	$47,323	$44,500	$43,167	$45,178	$43,188	$41,832

[1]	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

[2]	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Class A of Evergreen Pennsylvania Municipal Bond Fund.

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[4]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.00%
Year ended June 30, 2013	0.01%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011[2]	0.01%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Pennsylvania Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30					Year ended March 31, 2011[2]
CLASS B	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$11.60	$11.32	$11.61	$10.89	$10.59	$10.86
Net investment income	0.33 [3]	0.34 [3]	0.33 [3]	0.36 [3]	0.09 [3]	0.35 [3]
Net realized and unrealized gains (losses) on investments	0.10	0.28	(0.29)	0.72	0.30	(0.27)

Total from investment operations	0.43	0.62	0.04	1.08	0.39	0.08
Distributions to shareholders from
Net investment income	(0.32)	(0.34)	(0.33)	(0.36)	(0.09)	(0.35)
Net asset value, end of period	$11.71	$11.60	$11.32	$11.61	$10.89	$10.59
Total return[4]	3.75%	5.58%	0.26%	10.01%	3.66%	0.80%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.66%[5]	1.63%[5]	1.62%[5]	1.62%[5]	1.60%[5]
Net expenses	1.49%	1.49%[5]	1.50%[5]	1.49%[5]	1.49%[5]	1.50%[5]
Net investment income	2.78%	3.00%	2.80%	3.15%	3.22%	3.23%
Supplemental data
Portfolio turnover rate	15%	15%	14%	21%	10%	46%
Net assets, end of period (000s omitted)	$641	$865	$1,377	$2,264	$3,956	$4,932

[1]	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

[2]	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Class B of Evergreen Pennsylvania Municipal Bond Fund.

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[5]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.00%
Year ended June 30, 2013	0.01%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011[2]	0.01%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30					Year ended March 31, 2011[2]
CLASS C	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$11.63	$11.34	$11.63	$10.91	$10.61	$10.88
Net investment income	0.33	0.34	0.33	0.36	0.09	0.35
Net realized and unrealized gains (losses) on investments	0.09	0.29	(0.29)	0.72	0.30	(0.27)

Total from investment operations	0.42	0.63	0.04	1.08	0.39	0.08
Distributions to shareholders from
Net investment income	(0.32)	(0.34)	(0.33)	(0.36)	(0.09)	(0.35)
Net asset value, end of period	$11.73	$11.63	$11.34	$11.63	$10.91	$10.61
Total return[3]	3.66%	5.67%	0.27%	9.99%	3.65%	0.80%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.66%[4]	1.63%[4]	1.63%[4]	1.62%[4]	1.59%[4]
Net expenses	1.49%	1.49%[4]	1.50%[4]	1.49%[4]	1.49%[4]	1.50%[4]
Net investment income	2.78%	3.00%	2.79%	3.15%	3.23%	3.23%
Supplemental data
Portfolio turnover rate	15%	15%	14%	21%	10%	46%
Net assets, end of period (000s omitted)	$13,062	$11,192	$9,798	$9,815	$8,331	$8,118

[1]	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

[2]	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Class C of Evergreen Pennsylvania Municipal Bond Fund.

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[4]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.00%
Year ended June 30, 2013	0.01%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011[2]	0.01%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Pennsylvania Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30					Year ended March 31, 2011[2]
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$11.65	$11.36	$11.65	$10.93	$10.63	$10.90
Net investment income	0.44	0.45	0.45 [3]	0.47	0.11	0.46
Net realized and unrealized gains (losses) on investments	0.10	0.29	(0.29)	0.72	0.30	(0.27)

Total from investment operations	0.54	0.74	0.16	1.19	0.41	0.19
Distributions to shareholders from
Net investment income	(0.44)	(0.45)	(0.45)	(0.47)	(0.11)	(0.46)
Net asset value, end of period	$11.75	$11.65	$11.36	$11.65	$10.93	$10.63
Total return[4]	4.70%	6.72%	1.28%	11.08%	3.91%	1.82%
Ratios to average net assets (annualized)
Gross expenses	0.57%	0.58%[5]	0.55%[5]	0.55%[5]	0.55%[5]	0.54%[5]
Net expenses	0.49%	0.49%[5]	0.50%[5]	0.49%[5]	0.49%[5]	0.50%[5]
Net investment income	3.78%	4.00%	3.79%	4.15%	4.22%	4.23%
Supplemental data
Portfolio turnover rate	15%	15%	14%	21%	10%	46%
Net assets, end of period (000s omitted)	$106,769	$119,276	$148,684	$171,861	$212,341	$221,498

[1]	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.

[2]	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Class I of Evergreen Pennsylvania Municipal Bond Fund.

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

[5]	Ratios include interest and fee expense relating to inverse floating-rate obligations as follows:

Year ended June 30, 2014	0.00%
Year ended June 30, 2013	0.01%
Year ended June 30, 2012	0.00%
Year ended June 30, 2011[1]	0.01%
Year ended March 31, 2011[2]	0.01%

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Pennsylvania Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Inverse floating-rate obligations

The Fund may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues floating-rate notes (“Floating-Rate Notes”) to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred back to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and

Notes to financial statements	Wells Fargo Advantage Pennsylvania Tax-Free Fund	21

by recording the Floating-Rate Notes as a liability in the Statement of Assets and Liabilities. The Fund also records the interest paid on Floating-Rate Notes as interest expense. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At June 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(794,591)	$34,979	$759,612

As of June 30, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $10,200,703 with $4,324,935 expiring in 2016 and $5,875,768 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

22	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to financial statements
■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Municipal obligations	$0	$164,811,504	$0	$164,811,504

Short-term investments
Investment companies	718,779	0	0	718,779
Total assets	$718,779	$164,811,504	$0	$165,530,283

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2015, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to

Notes to financial statements	Wells Fargo Advantage Pennsylvania Tax-Free Fund	23

cap the Fund’s expenses at 0.74% for Class A shares, 1.49% for Class B shares, 1.49% for Class C shares, and 0.49% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended June 30, 2015, Funds Distributor received $12,590 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, and Class C of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2015 were $25,165,343 and $34,416,111, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2015, the Fund paid $195 in commitment fees.

For the year ended June 30, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	Year ended June 30
	2015	2014
Ordinary income	$56,319	$49,691
Tax-exempt income	6,255,064	6,942,371

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$9,575,545	$(10,200,703)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

24	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Pennsylvania Tax-Free Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Pennsylvania Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from April 1, 2011 to June 30, 2011, and the year ended March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Pennsylvania Tax-Free Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from April 1, 2011 to June 30, 2011, and the year ended March 31, 2011, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

26	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 99.11% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2015.

For the fiscal year ended June 30, 2015, $56,319 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

28	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.
[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Pennsylvania Tax-Free Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement applicable to Fund-level administrative services (the “Administration Agreement”). The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

30	Wells Fargo Advantage Pennsylvania Tax-Free Fund	Other information (unaudited)

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays Municipal Bond Index, for all periods under review except the ten-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or equal to the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Pennsylvania Tax-Free Fund	31

Profitability

The Board received and considered information concerning the profitability of Funds Management and the Sub-Adviser, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole.

Funds Management and the Sub-Adviser explained the methodologies and estimates that they used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or the Sub-Adviser to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

32	Wells Fargo Advantage Pennsylvania Tax-Free Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235276 08-15 A255/AR255 06-15

Wells Fargo Advantage

Short-Term Municipal Bond Fund

Annual Report

June 30, 2015

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Short-Term Municipal Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Short-Term Municipal Bond Fund for the 12-month period that ended June 30, 2015. The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate. Ten-year municipal yields declined in the first half of the reporting period and then retraced their path higher in the second half; shorter-term yields rose modestly. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, returned 3.0% during the 12-month reporting period.

Monetary policy was accommodative, and economic growth was moderate.

The Fed kept its key interest rate near zero in order to support the economy and the financial system. It ended its quantitative easing program in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate in 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB expanded its quantitative easing program to include the purchase of eurozone government bonds. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

U.S. economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.3% as of June 2015, and inflation remained below the Fed’s longer-run objective of a 2% pace. The period was also marked by dramatically lower oil prices, which fell from more than $90 per barrel at the beginning of the period to below $50 per barrel in early 2015 before stabilizing near $60 per barrel at the end of June 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured states and municipalities with oil-dependent economies.

Supply and demand technical factors supported municipals.

Demand for municipal debt, as measured by cash flows to mutual funds, was positive for the reporting period. Inflows of more than $25 billion occurred during the first 10 months of the reporting period, but investor demand waned in May and June 2015 as nearly $2 billion in municipal fund redemptions took place alongside higher yields and lower bond prices. On the supply side, refunding outpaced new issuance for capital projects. After several years of negative net new supply, issuance in the first half of 2015 was on track for positive net supply as municipalities both seek to refinance outstanding bonds ahead of higher interest rates and cannot defer necessary capital investments.

Municipal credit fundamentals were solid.

Although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. The state of New Jersey, state of Illinois, and various Chicago credits were downgraded multiple notches due to growing fiscal strains from underfunded pension and other post-employment-benefit liabilities. We believe each issuer has the ability to resolve its financial situation but so far has lacked the political will to do so. Puerto Rico, whose debt is now rated below

[1]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	3

investment grade, continued to struggle to regain its financial footing. Detroit exited its bankruptcy in December 2014, about one-and-a half years after it entered Chapter 9 bankruptcy.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate-debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Short-Term Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

Average annual total returns1 (%) as of June 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WSMAX)	7-18-2008	(1.73)	1.36	2.58	0.27	1.77	2.78	0.75	0.60
Class C (WSSCX)	1-31-2003	(1.48)	0.99	1.97	(0.48)	0.99	1.97	1.50	1.35
Administrator Class (WSTMX)	7-30-2010	–	–	–	0.17	1.77	2.74	0.69	0.60
Institutional Class (WSBIX)	3-31-2008	–	–	–	0.47	1.97	2.94	0.42	0.40
Investor Class (STSMX)	12-31-1991	–	–	–	0.24	1.72	2.76	0.78	0.63
Barclays 1-3 Year Composite Municipal Bond Index[4]	–	–	–	–	0.45	1.29	2.56	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	5

Growth of $10,000 investment[5] as of June 30, 2015

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of Investor Class shares, no such adjustment is reflected). If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has contractually committed through October 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Barclays 1-3 Year Composite Municipal Bond Index is a blended index weighted 50% in the Barclays 1-Year Municipal Bond Index and 50% in the Barclays 3-Year Municipal Bond Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Barclays 1-3 Year Composite Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality and credit quality ratings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Short-Term Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays 1–3 Year Composite Municipal Bond Index, for the 12-month period that ended June 30, 2015.

■	Security selection within industrial development revenue bonds and housing detracted from performance. In addition, exposure to Chicago-related debt weighed on performance in response to the incessant drumbeat of negative headlines.

■	Because we expected interest rates would gradually increase, we favored defensively structured bonds and kept the Fund’s duration short throughout the year, which helped performance. We positioned the Fund along the steeper part of the front end of the yield curve while keeping a large liquidity position to redeploy in a higher-interest-rate environment.

■	The Fund’s overweight to BBB-rated bonds with relatively short maturities allowed it to maintain a competitive yield without taking on significant duration risk.

■	Sector allocations also benefited performance, particularly because the Fund was underweight prerefunded bonds.

Increased volatility and anticipation of a higher federal funds rate dominated the period.

The Federal Reserve (Fed) completed its quantitative easing program in October 2014 but maintained its ultra-low rate policy while clearly indicating its intention to begin moving to a more normalized rate environment. Fixed-income markets gyrated as market participants repositioned portfolios based on a moving consensus (resulting from mixed economic data combined with global market volatility) of when the Fed would move. In addition, the European Central Bank announced a 1.0-trillion-euro quantitative easing program to ward off deflation and stimulate the economy. Over the year, the 10-year U.S. Treasury yield fell from a high of 2.64% on July 3, 2014, to a low of 1.64% on January 30, 2015, before climbing to 2.36% at the end of the reporting period.

Municipal yields ended the fiscal year very close to where they started with the exception of bonds with maturities between one and eight years, which ended with higher yields. Consequently, the municipal yield curve flattened due to the underperformance of the short end of the curve. Municipal bonds underperformed Treasuries over the period; the municipal/Treasury ratios indicate that municipal bonds ended the period relatively cheap compared with Treasuries across the curve. During the first half of the period, investor demand combined with limited supply—both new issue and refunding volume—drove yields lower, caused credit spreads to compress, and helped long-term bonds outperform. The second half of the period saw a dramatically increased supply (about 29% over the same prior-year period) and lower, yet positive, investor demand. During the second half of the period, longer-term bonds underperformed and credit spreads widened, although spreads remained slightly wider than historical norms.

Credit quality[6] as of June 30, 2015

Defensive positioning started to pay off late in the period.

The Fund was positioned to take advantage of higher rates, a flatter yield curve, and tighter credit spreads. While the economy performed strongly during the first part of the period, quantitative easing in Europe brought global interest rates down and U.S. rates followed. The second half of the period showed more muted growth in the U.S. but better conditions globally, resulting in higher rates globally. Rates in the U.S. rose, too, and the fund benefited from the higher interest rates at which variable-rate products were reset. From a state standpoint, we increased the Fund’s exposure to Illinois, New Jersey, and Pennsylvania over the period. These states struggled to manage large unfunded pension liabilities and their spreads widened, which detracted from performance. The Fund had minimal exposure to Puerto Rico debt because of its weak economy and complicated regulatory picture, which make its risk difficult to assess and its debt difficult to value.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	7

Effective maturity distribution[7] as of June 30, 2015

The Fund was overweight A-rated and BBB-rated bonds during the period, which was positive as credit spreads continued to contract, particularity on the shorter end of the yield curve. We continued to favor industrial revenue bonds because corporate credit fundamentals improved. We also liked larger, geographically diversified health care providers with shorter-term maturities. We believe the larger national health care systems will be able to better withstand the uncertainty facing health care funding. While the Fund’s average credit quality did not change materially, we increased its allocation to AAA-rated, AA-rated, and A-rated bonds and decreased exposure to BBB-rated, high-yield, and nonrated bonds. From a sector perspective, we increased the allocation to both state and local general obligations (GOs) and decreased our exposure to revenue bonds. The Fund remained overweight revenue bonds and local GOs and underweight state GOs.

Global uncertainty and increased volatility will drive investment decisions.

Going forward, the interest-rate environment has become less clear. While rates could move modestly higher, we believe continued global turmoil could push increases to the federal funds rate further into the future. Increased volatility means we want to hold more cash and highly liquid investments for defensive purposes, but it also means more opportunities will present themselves. Our total return approach combined with a relative-value bias will cause us to adjust the Fund’s positioning as market conditions change.

Please see footnotes on page 5.

8	Wells Fargo Advantage Short-Term Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$998.46	$2.97	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Class C
Actual	$1,000.00	$994.76	$6.68	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Administrator Class
Actual	$1,000.00	$998.47	$2.97	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$999.46	$1.98	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%
Investor Class
Actual	$1,000.00	$998.31	$3.12	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16	0.63%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.24%

Alabama: 1.06%
Alabama 21st Century Authority Tobacco Settlement Revenue Series A (Tobacco Revenue)	5.00%	6-1-2017	$3,000,000	$3,228,750
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series A (Utilities Revenue, National Rural Utilities Finance Corporation SPA) ±	0.50	11-15-2038	15,000,000	14,999,400
Chatom AL Industrial Development Board Solid Waste Disposal Facilities Refunding Bond PowerSouth Energy Series B (Utilities Revenue)	4.00	8-1-2015	2,890,000	2,898,641
Jefferson County AL Sewer Revenue Warrants Series D (Water & Sewer Revenue)	5.00	10-1-2018	1,890,000	2,062,652
Jefferson County AL Warrants Series C (GO)	4.90	4-1-2021	31,160,000	33,271,090
Mobile AL Industrial Development Board PCR Alabama Power Company Barry Plant (Industrial Development Revenue) ±	0.32	7-15-2034	11,000,000	10,999,340

				67,459,873

Alaska: 0.13%
Alaska Housing Finance Corporation Series A2 (Housing Revenue)	4.55	12-1-2020	1,320,000	1,368,035
Alaska International Airport Refunding Bond Series D (Airport Revenue, National Insured)	5.00	10-1-2018	2,235,000	2,363,870
Valdez AK Marine Terminal Revenue BP Pipelines Project Series B (Industrial Development Revenue)	5.00	1-1-2016	4,550,000	4,651,738

				8,383,643

Arizona: 1.49%
Arizona Board of Regents Certificate Participation Series A (Education Revenue)	5.00	6-1-2021	3,000,000	3,491,280
Arizona Navajo Tribal Utility Authority (Miscellaneous Revenue, AGM Insured)	4.00	1-1-2021	16,171,000	16,568,321
Arizona School Facilities Board State School Trust (Miscellaneous Revenue, Ambac Insured)	4.25	7-1-2015	4,325,000	4,325,476
Gilbert AZ Water Reserve Municipal Property Corporation Sub Lien (Water & Sewer Revenue)	4.75	10-1-2032	1,275,000	1,286,513
Maricopa County AZ Certificate Participation (Miscellaneous Revenue)	3.00	7-1-2017	3,500,000	3,646,265
Maricopa County AZ Certificate Participation (Miscellaneous Revenue)	5.00	7-1-2017	32,500,000	35,145,825
Maricopa County AZ Certificate Participation (Miscellaneous Revenue)	5.00	7-1-2018	6,100,000	6,777,832
Maricopa County AZ PCR Series B (Utilities Revenue) ±	5.20	6-1-2043	2,500,000	2,769,050
Maricopa County AZ Pollution Control Series A (Utilities Revenue) ±	2.40	6-1-2043	9,300,000	9,311,160
Pima County AZ IDA Constellation Schools Project Series A (Miscellaneous Revenue)	6.38	1-1-2019	1,655,000	1,715,523
Scottsdale AZ IDA Scottsdale Healthcare Series D (Health Revenue)	5.00	9-1-2017	2,000,000	2,141,100
Verrado AZ Community Facilities District #1 Refunding Bond Series A (GO) 144A	4.00	7-15-2015	1,295,000	1,296,036
Verrado AZ Community Facilities District #1 Refunding Bond Series A (GO) 144A	4.00	7-15-2016	1,280,000	1,298,944
Verrado AZ Community Facilities District #1 Refunding Bond Series A (GO) 144A	4.00	7-15-2017	1,365,000	1,390,471
Verrado AZ Community Facilities District #1 Refunding Bond Series A (GO) 144A	4.00	7-15-2018	1,245,000	1,266,402
Yavapai County AZ IDA Waste Management Incorporated Project Series A2 (Resource Recovery Revenue) ±	1.60	3-1-2028	2,500,000	2,488,350

				94,918,548

California: 7.94%
Alameda County CA Corridor Transportation Authority CAB Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2016	8,845,000	8,739,479
Alvord CA Unified School District Series 3306 (GO, AGM/National Insured, Credit Suisse LIQ) 144Aø	0.24	8-1-2030	9,960,000	9,960,000

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series B (Transportation Revenue) ±	1.50%	4-1-2047	$11,790,000	$11,891,866
California (GO) ±	4.00	12-1-2027	55,200,000	58,305,552
California Golden State Tobacco Securitization Series 2954 (Tobacco Revenue, Morgan Stanley Bank LIQ) 144Aø	0.62	6-1-2047	31,160,000	31,160,000
California HFA Home Mortgage Series G (Housing Revenue)	4.95	8-1-2023	9,500,000	9,774,455
California Infrastructure & Economic Development Bank Museum Art Project Series A (Miscellaneous Revenue)	1.88	12-1-2037	12,000,000	12,359,160
California Infrastructure & Economic Development Bank Series A (Education Revenue) ±	1.07	8-1-2037	25,460,000	25,426,647
California PCFA Solid Waste Disposal Waste Management Project Series A (Resource Recovery Revenue) ±	1.65	7-1-2031	6,000,000	5,979,480
California PFOTER Series DCL-009 (GO, Dexia Credit Local LOC, AGM Insured) 144Aø##	0.25	8-1-2027	66,225,000	66,225,000
California PFOTER Series DCL-011 (GO, Dexia Credit Local LOC, AGM Insured) 144Aø	0.25	8-1-2027	33,660,000	33,660,000
California Refunding Bond Series B (GO) ±	0.82	5-1-2017	7,000,000	7,040,110
California Series B (GO) ±	0.97	5-1-2018	6,000,000	6,049,620
California Series D (GO) ±	0.83	12-1-2028	27,000,000	27,294,030
California Series E (GO) ±	0.96	12-1-2029	18,000,000	18,311,760
California Statewide CDA Health Facilities Catholic Series D (Health Revenue, AGM Insured) ±(m)	0.55	7-1-2041	14,850,000	14,850,000
California Statewide CDA Health Facilities Catholic Series E (Health Revenue, AGM Insured) ±(m)	0.55	7-1-2040	5,425,000	5,425,000
California Statewide CDA Health Facilities Catholic Series F (Health Revenue, AGM Insured) ±(m)	0.55	7-1-2040	3,500,000	3,500,000
California University Revenue Systemwide Series A (Education Revenue, AGM Insured, Credit Suisse LIQ) 144Aø	0.19	11-1-2033	2,685,000	2,685,000
Chino Ontario Upland CA Water Facilities Authority Certificate of Participation Agua de Lejos Project (Water & Sewer Revenue, National Insured)	5.20	10-1-2015	170,000	171,720
Chula Vista CA Elementary School Building Projects Certificate of Participation Series A (Miscellaneous Revenue, AGM Insured)	5.00	9-1-2017	1,765,000	1,919,932
Chula Vista CA Elementary School Building Projects Certificate of Participation Series A (Miscellaneous Revenue, AGM Insured)	5.00	9-1-2018	1,985,000	2,217,721
Chula Vista CA Industrial Development Revenue San Diego Gas & Electric Company Series A (Utilities Revenue)	1.65	7-1-2018	5,570,000	5,579,191
Compton CA Unified School District Election of 2002 CAB Series D (GO, Ambac Insured) ¤	0.00	6-1-2017	3,070,000	2,975,137
Downey CA School Facilities Financing Authority PFOTER Series 4066 (Miscellaneous Revenue, National Insured, Dexia Credit Local LIQ) ø	0.20	8-1-2025	5,945,000	5,945,000
Foothill-Eastern CA Transportation Corridor Agency Series B1 (Transportation Revenue) ±	5.00	1-15-2053	24,435,000	25,985,889
Inland Valley CA Development Agency Series C (Tax Revenue) ±	4.50	3-1-2041	17,000,000	17,481,100
Oakland CA Unified School District Alameda County Election of 2012 (GO)	5.00	8-1-2018	1,000,000	1,091,840
Oakland CA Unified School District Alameda County Election of 2012 (GO)	5.00	8-1-2019	1,000,000	1,111,850
Oakland CA Unified School District Alameda County Refunding Bond (GO, National Insured)	5.00	8-1-2016	3,030,000	3,174,410
Palomar CA Pomerado Health CAB Election of 2004 Series A (GO, National Insured) ¤	0.00	8-1-2019	2,215,000	2,022,162
Palomar CA Pomerado Health Care District Certificate of Participation Series C (Health Revenue, AGM Insured) ±(m)	1.79	11-1-2036	20,000,000	20,000,000
Palomar CA Pomerado Health PFOTER Series 4683 (GO, National Insured, Bank of America NA LIQ) 144Aø	0.35	8-1-2037	31,250,000	31,250,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
San Buenaventura CA Community Memorial Health System (Health Revenue)	5.00%	12-1-2016	$1,730,000	$1,810,705
San Jose CA Redevelopment Agency Tax Unrefunded Balance Merged Area (Tax Revenue, National Insured)	6.00	8-1-2015	3,090,000	3,104,523
Sierra CA Joint Community College District School Facilities Improvement District #2 CAB Series B (GO, National Insured) ¤	0.00	8-1-2015	500,000	499,825
South San Francisco CA Unified School District BAN Series D (GO) ¤	0.00	5-15-2017	20,000,000	19,607,000

				504,585,164

Colorado: 0.73%
Aurora CO E-470 Public Highway Authority CAB Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2018	4,000,000	3,729,640
Aurora CO E-470 Public Highway Authority Senior Series CD-2 (Transportation Revenue, National Insured) ±	1.82	9-1-2039	15,325,000	15,407,449
Colorado Housing & Finance Authority Traditions Englewood Project (Housing Revenue)	0.90	12-1-2017	7,000,000	6,991,040
Colorado MidCities Metropolitan District #1 Special Refunding and Improvement Bonds Series A (Tax Revenue, BNP Paribas LOC) ø	0.15	12-1-2020	3,025,000	3,025,000
Colorado Springs CO Utilities System Sub Lien Improvement Series B (Utilities Revenue, Bayerische Landesbank SPA) ø	0.27	11-1-2036	16,975,000	16,975,000

				46,128,129

Connecticut: 4.63%
Connecticut Development Authority PCR (Utilities Revenue)	0.50	7-9-2015	15,000,000	15,000,000
Connecticut Economic Recovery Notes Series A (Miscellaneous Revenue) ±	0.32	1-1-2017	10,210,000	10,183,454
Connecticut Economic Recovery Notes Series A (Miscellaneous Revenue) ±	0.42	1-1-2018	9,810,000	9,722,201
Connecticut Economic Recovery Notes Series A-3 (GO) ±	0.33	7-1-2017	11,600,000	11,600,000
Connecticut Economic Recovery Notes Series A-4 (GO) ±	0.33	1-1-2018	26,625,000	26,625,000
Connecticut Health & HEFAR Yale University Issue Series A (Education Revenue) ±%%	1.38	7-1-2035	12,500,000	12,518,875
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	2.00	7-1-2015	2,240,000	2,240,090
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	5.00	7-1-2016	2,380,000	2,480,127
Connecticut HEFA Hartford Healthcare Series G (Health Revenue) ±	1.08	7-1-2049	10,000,000	10,002,300
Connecticut HEFA Series 2010A-4 (Education Revenue) ±	1.20	7-1-2049	33,060,000	32,717,498
Connecticut HEFA Yale University Series X-2 (Education Revenue) ±	0.90	7-1-2037	34,000,000	33,731,740
Connecticut HFA Series A2 (Housing Revenue, JPMorgan Chase & Company SPA) ø	0.03	5-15-2039	23,120,000	23,120,000
Connecticut Securities Industry and Financial Market Association Index Refunding Notes (Miscellaneous Revenue) ±	1.17	5-15-2019	3,500,000	3,528,070
Connecticut Series A (Miscellaneous Revenue) ±	0.62	3-1-2019	3,200,000	3,168,800
Connecticut Series A (Miscellaneous Revenue) ±	0.72	3-1-2020	7,230,000	7,155,965
Connecticut Series A (Miscellaneous Revenue) ±	0.75	4-15-2017	4,700,000	4,718,988
Connecticut Series A (Miscellaneous Revenue) ±	0.84	5-15-2017	17,000,000	17,015,130
Connecticut Series A (GO)	0.99	5-15-2018	17,740,000	17,774,416
Connecticut Series A (Miscellaneous Revenue) ±	1.17	4-15-2019	5,600,000	5,657,456
Connecticut Series A (GO)	1.42	3-1-2019	21,500,000	21,501,720
Connecticut Series C (Miscellaneous Revenue) ±	0.72	5-15-2016	5,000,000	5,014,800
Connecticut Series D (GO) ±	0.59	9-15-2017	1,500,000	1,501,185
Hamden CT Refunding Bond (GO)	5.00	8-15-2017	1,500,000	1,606,125
Hamden CT Refunding Bond (GO)	5.00	8-15-2018	1,000,000	1,096,170
Hartford CT Series B (GO, AGM Insured)	5.00	10-1-2018	1,000,000	1,116,250
Mohegan Tribe of Indians of Connecticut (Miscellaneous Revenue)	2.65	12-15-2015	1,366,000	1,371,751

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Connecticut (continued)
Mohegan Tribe of Indians of Connecticut (Miscellaneous Revenue)	2.65%	12-15-2017	$8,230,000	$8,400,526
New Haven CT Series A (GO, AGM Insured)	3.00	11-1-2019	3,405,000	3,567,793

				294,136,430

Delaware: 0.04%
Delaware HCFR Nanticoke Memorial Hospital Project (Health Revenue)	4.00	7-1-2016	1,045,000	1,063,768
Delaware HCFR Nanticoke Memorial Hospital Project (Health Revenue)	5.00	7-1-2017	1,225,000	1,285,197

				2,348,965

District of Columbia: 0.45%
District of Columbia Income Tax Secured Refunding Bond Series E (Tax Revenue) ±	0.82	12-1-2017	13,000,000	12,893,140
District of Columbia Thomas B. Fordham Foundation (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.26	10-1-2037	4,800,000	4,800,000
District of Columbia Water & Sewer Authority Public Utility District Series B2 (Water & Sewer Revenue) ±	0.65	10-1-2040	11,100,000	11,112,765

				28,805,905

Florida: 5.54%
Brevard County FL HCFR Refunding Bond Health First Incorporated Series A (Health Revenue)	5.00	4-1-2018	1,140,000	1,242,178
Brevard County FL Space Coast Infrastructure Agency I-95 Project (Industrial Development Revenue)	4.00	6-15-2018	5,695,000	6,038,181
Escambia County FL Gulf Power Company Project (Resource Recovery Revenue) ±	1.40	4-1-2039	9,500,000	9,504,085
Eustis FL Multi-Purpose Revenue Series A (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.26	12-1-2027	1,020,000	1,020,000
Gulf Breeze FL Local Government Loan Series FG&H (Miscellaneous Revenue) ±	1.75	12-1-2020	15,100,000	15,178,067
Highlands County FL Health Facilities Authority Adventist Health Series B (Health Revenue)	5.00	11-15-2020	1,000,000	1,017,620
Highlands County FL Health Facilities Authority Adventist Health Series I (Health Revenue)	4.50	11-15-2015	4,625,000	4,700,203
Hillsborough County FL School Board Refunding Bond (Tax Revenue, Ambac Insured)	5.00	10-1-2015	3,365,000	3,400,568
Hillsborough County FL School Board Refunding Bond (Tax Revenue, Ambac Insured)	5.00	10-1-2016	7,325,000	7,399,202
Jacksonville FL Sales Tax Refunding Bond Better Jacksonville (Tax Revenue)	5.00	10-1-2017	2,000,000	2,183,580
Lee County FL IDA Alliance Community Project (Health Revenue)	5.00	11-15-2016	1,000,000	1,050,250
Miami Beach FL Health Facilities Refunding Bond Mount Sinai Medical Center (Health Revenue)	3.00	11-15-2015	1,000,000	1,007,470
Miami Beach FL Health Facilities Refunding Bond Mount Sinai Medical Center (Health Revenue)	3.00	11-15-2016	1,500,000	1,534,635
Miami Beach FL Health Facilities Refunding Bond Mount Sinai Medical Center (Health Revenue)	4.00	11-15-2017	1,750,000	1,837,115
Miami FL Refunding Bond Homeland Defense (GO, National Insured)	5.00	1-1-2017	5,000,000	5,282,150
Miami-Dade County FL Educational Facilities Authority University of Miami Series A (Education Revenue)	5.25	4-1-2016	1,600,000	1,653,440
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, AGM Insured, Citibank NA LIQ) 144Aø	0.27	7-1-2018	670,000	670,000
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, Dexia Credit Local LOC, Dexia Credit Local LIQ) 144A±	0.45	10-13-2023	6,670,000	6,670,000
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144A±	0.47	3-8-2030	4,995,000	4,995,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144A±	0.48%	8-1-2028	$13,175,000	$13,175,000
Miami-Dade County FL Health Facilities Authority Miami Children’s Hospital Series A (Health Revenue)	4.00	8-1-2015	615,000	616,654
Miami-Dade County FL School Board Certificate of Participation Series 4 (Miscellaneous Revenue, Dexia Credit Local LOC, Dexia Credit Local LIQ) 144Aø	0.45	9-25-2024	40,000,000	40,000,000
Miami-Dade County FL School Board Certificate of Participation Series 5 (Miscellaneous Revenue, Dexia Credit Local LOC, FGIC Insured, Dexia Credit Local LIQ) 144Aø	0.48	5-1-2037	26,735,000	26,735,000
Miami-Dade County FL School Board Certificate of Participation Series A (Miscellaneous Revenue) ±	5.00	8-1-2021	18,375,000	18,975,679
Miami-Dade County FL School Board Certificate of Participation Series B (Miscellaneous Revenue, AGM Insured)	5.00	5-1-2016	1,400,000	1,454,138
Miami-Dade County FL School Board Certificate of Participation Series B (Miscellaneous Revenue) ±	5.00	5-1-2032	17,500,000	18,120,900
Miami-Dade County FL School Board Foundation Incorporated (Miscellaneous Revenue, National Insured) 144A±	0.45	5-1-2031	16,530,000	16,530,000
Miami-Dade County FL School Board Master Equipment Lease 2 (Miscellaneous Revenue)	3.59	3-3-2016	2,566,726	2,589,775
Miami-Dade County FL Transit System (Transportation Revenue, AGM Insured, Morgan Stanley Bank LIQ) 144Aø	0.29	7-1-2042	5,000,000	5,000,000
Mid-Bay Bridge Authority Series C (Transportation Revenue)	5.00	10-1-2019	675,000	748,980
Mid-Bay Bridge Authority Series C (Transportation Revenue)	5.00	10-1-2020	785,000	878,030
North Sumter County FL Utility Dependent District (Water & Sewer Revenue)	5.00	10-1-2015	1,905,000	1,925,879
Orange County FL Health Facilities Authority Lakeside Health Facility (Health Revenue, SunTrust Bank LOC) ø	0.26	7-1-2027	11,485,000	11,485,000
Orange County FL School Board Certificate of Participation Series A (Miscellaneous Revenue)	5.00	8-1-2015	3,500,000	3,514,490
Orange County FL School Board Certificate of Participation Series A (Miscellaneous Revenue)	5.00	8-1-2016	600,000	629,406
Palm Beach County FL HCFR ACTS Retirement Life Series B (Health Revenue)	5.00	11-15-2020	6,300,000	6,612,228
Palm Beach County FL HCFR Jupiter Medical Center Project Series A (Health Revenue)	4.00	11-1-2018	1,235,000	1,305,531
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.33	8-1-2029	47,500,000	47,500,000
Sarasota County FL Educational Facilities School Arts & Sciences Project (Education Revenue)	5.20	7-1-2017	330,000	340,039
South Lake County FL Hospital District (Health Revenue)	5.00	10-1-2015	920,000	929,430
Space Coast Infrastructure Agency I-95 Brevard County FL Project (Industrial Development Revenue)	4.00	6-15-2017	14,865,000	15,606,912
St. Johns County FL School Board Refunding Bond Certificate of Participation (Miscellaneous Revenue)	5.00	7-1-2020	2,010,000	2,317,992
St. Johns County FL School Board Refunding Bond Certificate of Participation (Miscellaneous Revenue)	5.00	7-1-2021	1,670,000	1,944,915
St. Lucie County FL School Board Certificates Series A (Miscellaneous Revenue)	4.00	7-1-2015	4,835,000	4,835,484
Sunshine Florida Governmental Funding Commission Miami-Dade County Program Series A (Miscellaneous Revenue)	5.00	9-1-2016	3,675,000	3,863,822
Tampa Bay FL Educational Facilities Various Academy Holy Names Project (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.26	3-1-2022	860,000	860,000
Tampa Bay FL Water Regional Water Refunding Bond (Water & Sewer Revenue)	5.00	10-1-2015	2,500,000	2,530,525
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00	10-1-2015	12,905,000	13,034,308
Volusia County FL School Board (Tax Revenue, National Insured)	5.00	10-1-2016	1,000,000	1,027,220

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00%	10-1-2016	$10,000,000	$10,432,500

				351,903,581

Georgia: 1.66%
Atlanta GA Water & Wastewater Project Series A-1 (Water & Sewer Revenue)	1.63	11-1-2038	21,500,000	22,083,725
Bartow County GA Development Authority Georgia Power Company Bowen Project (Utilities Revenue) ±	2.70	8-1-2043	20,000,000	20,691,000
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series A (Utilities Revenue) ±	2.40	1-1-2040	17,825,000	17,972,413
Gainesville & Hall County GA Hospital Authority Health System Project Series B (Health Revenue)	1.03	8-15-2035	23,000,000	22,816,230
Georgia Private Colleges & Universities Authority Mercer University Series B (Education Revenue)	4.00	10-1-2017	3,285,000	3,475,924
Henry County GA Master State Municipal Loan (Miscellaneous Revenue)	4.09	4-24-2016	777,547	787,002
Main Street Natural Gas Incorporated Georgia Gas Project Series B (Utilities Revenue)	5.00	3-15-2017	8,015,000	8,452,699
Main Street Natural Gas Incorporated Georgia Gas Project Series B (Utilities Revenue)	5.00	3-15-2018	4,815,000	5,181,951
Milledgeville & Baldwin County GA Development Authority College & State University (Education Revenue, Ambac Insured) ±	0.68	10-1-2016	1,975,000	1,969,194
Pike County GA School District (GO, Ambac Insured)	5.70	2-1-2016	225,000	227,639
Savannah GA EDA Calvary Day School Project (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.26	11-1-2026	1,900,000	1,900,000

				105,557,777

Guam: 0.10%
Guam Government Waterworks Authority (Water & Sewer Revenue)	4.00	7-1-2015	980,000	980,088
Guam International Airport Authority Series A (Airport Revenue)	5.00	10-1-2019	450,000	509,873
Guam International Airport Authority Series B (Airport Revenue)	5.00	10-1-2018	675,000	751,079
Guam International Airport Authority Series C (Airport Revenue)	5.00	10-1-2018	3,560,000	3,901,689

				6,142,729

Idaho: 0.14%
Idaho Housing & Finance Association Series A (Housing Revenue, FNMA LOC) ±	0.32	1-1-2038	9,030,000	9,030,000
Idaho Housing & Finance Association Series A (Housing Revenue)	6.25	7-1-2038	100,000	101,004

				9,131,004

Illinois: 10.75%
Chicago IL Board of Education Dedicated Series C1 (GO) ±	1.02	3-1-2032	24,500,000	23,989,665
Chicago IL Board of Education Dedicated Series C2 (GO)	1.17	3-1-2032	33,000,000	31,186,650
Chicago IL Board of Education Dedicated Series D (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2018	1,400,000	1,492,428
Chicago IL Board of Education Lease Certificates Refunding Bond Series A (Miscellaneous Revenue, National Insured)	6.00	1-1-2020	11,990,000	13,012,028
Chicago IL Board of Education Series A (GO, National Insured)	5.00	12-1-2019	895,000	954,974
Chicago IL Board of Education Series A (GO, National Insured)	5.00	12-1-2020	765,000	768,045
Chicago IL Board of Education Series A2 (GO) ±	0.82	3-1-2035	24,000,000	22,300,800
Chicago IL Board of Education Series A3 (GO)	0.90	3-1-2036	48,000,000	42,501,600
Chicago IL Board of Education Series C (GO)	5.00	12-1-2019	5,335,000	5,426,015
Chicago IL Board of Education Series D (GO, AGM Insured)	5.00	12-1-2019	1,105,000	1,152,835

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL Board of Education Series G (GO) ±	4.07%	3-1-2032	$7,000,000	$6,934,060
Chicago IL City Colleges of Chicago Capital Improvement Project CAB (GO, National Insured) ¤	0.00	1-1-2019	8,555,000	7,352,851
Chicago IL Modern Schools Across Chicago Program Series A-K (GO, Ambac Insured)	5.00	12-1-2019	1,000,000	1,016,950
Chicago IL Motor Fuel Project Series A (Tax Revenue, AGM Insured, Deutsche Bank LIQ) 144Aø	0.32	1-1-2038	11,155,000	11,155,000
Chicago IL O’Hare International Airport Customer Facility Charge (Airport Revenue)	5.00	1-1-2019	1,000,000	1,105,650
Chicago IL O’Hare International Airport Customer Facility Charge (Airport Revenue)	5.00	1-1-2020	850,000	948,022
Chicago IL O’Hare International Airport Senior Lien Series A (Airport Revenue)	5.00	1-1-2017	2,630,000	2,793,034
Chicago IL Park District Refunding Bonds Series B (GO)	5.00	1-1-2019	3,555,000	3,811,778
Chicago IL Park District Refunding Bonds Series D (GO)	4.00	1-1-2019	1,890,000	1,963,880
Chicago IL Park District Refunding Bonds Series D (GO)	5.00	1-1-2019	1,000,000	1,072,230
Chicago IL Park District Refunding Bonds Series D (GO)	5.00	1-1-2020	1,000,000	1,081,030
Chicago IL Park District Refunding Bonds Series D (GO)	5.00	1-1-2021	1,000,000	1,080,200
Chicago IL Project & Refunding Bond Series A (GO, National Insured)	5.00	1-1-2019	4,465,000	4,656,816
Chicago IL Project & Refunding Bond Series C (GO, Ambac Insured)	4.00	1-1-2017	1,175,000	1,194,223
Chicago IL Project & Refunding Bond Series C (GO, National Insured)	4.00	1-1-2017	345,000	349,878
Chicago IL Project & Refunding Bond Series C (GO, Ambac Insured)	5.00	1-1-2021	10,280,000	10,407,472
Chicago IL Refunding Bond Emergency Telephone System (GO, National Insured)	5.25	1-1-2018	1,770,000	1,866,642
Chicago IL Refunding Bond Emergency Telephone System (GO, National Insured)	5.25	1-1-2020	3,765,000	4,048,655
Chicago IL Refunding Bond Emergency Telephone System (GO, National Insured)	5.50	1-1-2019	2,600,000	2,796,664
Chicago IL Refunding Bond Series A (GO, AGM Insured)	5.00	1-1-2019	1,335,000	1,338,431
Chicago IL Refunding Bond Series A (GO, AGM Insured)	5.00	1-1-2020	10,200,000	10,238,454
Chicago IL Refunding Bond Series A (GO, Ambac Insured)	5.00	1-1-2020	1,885,000	1,911,673
Chicago IL Refunding Bond Series A (GO, AGM Insured)	5.00	1-1-2021	1,100,000	1,124,145
Chicago IL Refunding Bond Series B (GO, Ambac Insured)	5.13	1-1-2022	10,955,000	11,437,677
Chicago IL Refunding Bond Series C (GO)	5.00	1-1-2020	4,375,000	4,519,025
Chicago IL Refunding Bond Series C (GO)	5.00	1-1-2021	4,470,000	4,588,813
Chicago IL Revenue Recovery Zone Facility (Industrial Development Revenue)	6.13	12-1-2018	6,125,000	6,323,389
Chicago IL ROC RR-II-R-11940 (GO, Citibank NA LIQ) 144Aø	0.37	7-1-2028	10,000,000	10,000,000
Chicago IL ROC RR-II-R-14030 (GO, Citibank NA LIQ) 144Aø	0.37	7-1-2017	9,785,000	9,785,000
Chicago IL Series A (GO)	5.00	1-1-2018	500,000	516,245
Chicago IL Series A (GO)	5.00	1-1-2019	5,750,000	5,891,163
Chicago IL Series A (GO, National Insured)	5.53	1-1-2020	1,290,000	1,334,802
Chicago IL Series A (GO)	5.00	1-1-2019	1,350,000	1,395,495
Chicago IL Series A (GO)	5.25	1-1-2021	640,000	652,000
Chicago IL Series A2 (GO, Ambac Insured)	5.50	1-1-2018	7,020,000	7,408,838
Chicago IL Series B (GO, AGM Insured)	5.00	1-1-2019	8,090,000	8,120,499
Chicago IL Series B (GO, AGM Insured)	5.00	1-1-2020	2,860,000	2,870,782
Chicago IL Transit Authority Federal Transit Administration Section 5309 (Transportation Revenue, AGM Insured)	5.00	6-1-2018	375,000	405,705
Chicago IL Various Certificates 2008 (GO, Dexia Credit Local LOC, AGM/Ambac Insured) 144Aø	0.37	1-1-2019	16,050,000	16,050,000
Chicago IL Wastewater Transmission Revenue (Water & Sewer Revenue)	5.00	1-1-2017	1,200,000	1,251,396
Chicago IL Water Revenue Project and Refunding Bonds (Water & Sewer Revenue, AGM Insured)	4.25	11-1-2018	1,800,000	1,913,418
Cook County IL Forest Preserve District Series A (GO)	5.00	11-15-2018	1,005,000	1,108,535
Cook County IL Series 2009D (GO)	5.00	11-15-2020	2,220,000	2,391,872
Cook County IL Series A (GO)	5.00	11-15-2019	2,150,000	2,319,979

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Cook County IL Series B (GO, National Insured)	5.00%	11-15-2019	$6,020,000	$6,342,311
Cook County IL Series C (GO)	5.00	11-15-2020	21,510,000	22,903,203
Deutsche Bank SPEAR/LIFER Trust Series DBE 1115 (Miscellaneous Revenue, Deutsche Bank LIQ) 144Aø	0.23	5-15-2041	10,000,000	10,000,000
Illinois (Miscellaneous Revenue)	3.00	7-1-2018	2,000,000	2,017,760
Illinois (GO)	4.00	2-1-2019	6,300,000	6,534,612
Illinois (GO)	4.00	2-1-2020	1,750,000	1,815,660
Illinois (GO)	5.00	9-1-2015	1,960,000	1,966,468
Illinois (GO)	5.00	9-1-2016	10,000,000	10,030,700
Illinois (GO)	5.00	1-1-2017	3,200,000	3,256,704
Illinois (GO)	5.00	3-1-2018	1,795,000	1,907,170
Illinois (GO, Ambac Insured)	5.00	11-1-2018	10,650,000	10,683,761
Illinois (GO)	5.00	2-1-2019	1,500,000	1,606,590
Illinois (GO)	5.00	2-1-2020	2,500,000	2,699,850
Illinois (GO)	5.00	2-1-2021	11,635,000	12,596,400
Illinois (Miscellaneous Revenue)	5.00	5-1-2021	2,000,000	2,167,340
Illinois Development Finance Authority St. Vincent De Paul Center Project Series A (Health Revenue) ±	1.88	11-15-2039	5,095,000	5,135,862
Illinois Finance Authority Centegra Health System Project (Health Revenue)	5.00	9-1-2019	2,265,000	2,482,123
Illinois Finance Authority Children’s Memorial Hospital Series A (Health Revenue, AGM Insured, Bank of America NA LIQ) 144Aø	0.34	8-15-2047	15,000,000	15,000,000
Illinois Finance Authority Provena Health Series A (Health Revenue)	5.75	5-1-2019	3,000,000	3,338,940
Illinois Finance Authority Refunding Bond Lifespace Communities (Health Revenue)	4.00	5-15-2018	700,000	747,131
Illinois Finance Authority Refunding Bond Lifespace Communities (Health Revenue)	4.00	5-15-2019	1,000,000	1,075,000
Illinois Housing Development Authority (Housing Revenue, GNMA Insured)	5.00	8-1-2028	1,645,000	1,758,719
Illinois Municipal Electric Agency Power Supply Series A (Utilities Revenue, National Insured)	5.25	2-1-2020	2,705,000	2,899,138
Illinois Refunding Bond (GO)	5.00	1-1-2018	1,905,000	2,019,852
Illinois Refunding Bond (Miscellaneous Revenue)	5.00	8-1-2015	2,395,000	2,403,167
Illinois Refunding Bond (GO, AGM Insured)	5.00	1-1-2017	1,725,000	1,808,576
Illinois Refunding Bond (GO, AGM Insured)	5.00	1-1-2018	7,740,000	8,290,391
Illinois Refunding Bond (Miscellaneous Revenue)	5.00	8-1-2018	5,100,000	5,442,312
Illinois Refunding Bond (GO)	5.00	1-1-2019	12,570,000	13,447,512
Illinois Refunding Bond (GO)	5.00	1-1-2020	13,515,000	14,586,469
Illinois Refunding Bond (Miscellaneous Revenue)	5.00	8-1-2020	5,000,000	5,418,000
Illinois Refunding Bond (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2020	5,000,000	5,514,200
Illinois Refunding Bond (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	8-1-2020	9,175,000	10,118,557
Illinois Refunding Bond (Tax Revenue)	5.00	1-1-2021	1,510,000	1,634,258
Illinois Refunding Bond Series B (Miscellaneous Revenue)	5.25	1-1-2018	1,430,000	1,524,838
Illinois Series A (GO)	3.75	9-1-2016	2,000,000	2,053,940
Illinois Series A (Tax Revenue)	4.00	1-1-2020	12,265,000	12,725,551
Illinois Series A (Tax Revenue)	4.00	1-1-2021	2,715,000	2,803,020
Illinois Series A (GO)	5.00	4-1-2019	5,000,000	5,367,850
Illinois Series A (GO)	5.00	4-1-2020	2,500,000	2,703,150
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured, Landesbank Hessen-Thüringen SPA) ø	0.35	1-1-2016	16,000,000	16,000,000
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured, Landesbank Hessen-Thüringen SPA) ø	0.35	1-1-2017	17,000,000	17,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Unemployment Insurance Series A (Tax Revenue)	5.00%	12-15-2016	$5,200,000	$5,537,688
Illinois Unemployment Insurance Series B (Tax Revenue)	5.00	12-15-2017	4,700,000	4,996,241
Illinois Unemployment Insurance Series B (Tax Revenue)	5.00	6-15-2018	17,120,000	18,161,410
Illinois Unrefunded Balance Series A (Miscellaneous Revenue)	5.00	10-1-2016	3,965,000	3,977,173
Kane County IL School District Series B (GO)	2.00	2-1-2021	880,000	876,022
Kane McHenry Cook & DeKalb Counties IL Unit School District #300 (GO, Syncora Guarantee Incorporated Insured)	5.25	1-1-2021	920,000	941,684
Kane McHenry Cook & DeKalb Counties IL Unit School District #300 (GO, Syncora Guarantee Incorporated Insured)	5.00	12-1-2019	2,500,000	2,546,700
Lake County IL Community Consolidated School District (GO, National Insured)	8.70	1-1-2016	1,075,000	1,112,593
Lake County IL Community High School District #117 Antioch CAB Series B (GO, National Insured) ¤	0.00	12-1-2016	4,975,000	4,890,475
Lake County IL Community Unit School District #60 Waukegan CAB Series A (GO, AGM Insured) ¤	0.00	12-1-2018	1,715,000	1,580,733
Lake County IL Forest Preservation District Series A (GO) ±	0.64	12-15-2016	2,125,000	2,124,618
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (GO, National Insured) ¤	0.00	1-1-2021	1,000,000	837,900
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Project Series A (Tax Revenue, National Insured) ¤	0.00	6-15-2017	11,210,000	10,914,504
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2017	6,000,000	5,792,820
Regional Transportation Authority Illinois Refunding Balance Series B (Tax Revenue) ±	0.75	6-1-2025	13,495,000	13,495,000
Southern Illinois State University Housing & Auxiliary Facilities System Series A (Education Revenue)	4.00	4-1-2016	635,000	645,243
Springfield IL Electric Senior Lien (Utilities Revenue, National Insured)	5.00	3-1-2018	12,000,000	12,793,920
Springfield IL Electric Senior Lien (Utilities Revenue, National Insured)	5.00	3-1-2019	5,900,000	6,285,801
Western Illinois University Auxiliary Facilities System (Education Revenue)	4.00	4-1-2016	855,000	875,187
Western Illinois University Auxiliary Facilities System (Education Revenue)	4.00	4-1-2017	1,135,000	1,187,119

				682,717,327

Indiana: 3.89%
Deutsche Bank SPEAR/LIFER Trust (Health Revenue, Deutsche Bank LIQ) 144Aø	0.16	5-1-2042	10,000,000	10,000,000
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series B (Industrial Development Revenue)	5.00	1-1-2019	78,500,000	82,753,915
Indiana Finance Authority Refunding Bond Series A (Miscellaneous Revenue, National Insured)	4.50	12-1-2021	5,000,000	5,282,500
Indiana Finance Authority University Health Obligated Group Series 2011C (Health Revenue, Northern Trust Company LOC) ø	0.05	3-1-2033	960,000	960,000
Indiana HEFA Ascension Health Series B3 (Health Revenue) ±	1.88	11-15-2031	70,710,000	71,216,991
Indiana HFFA Ascension Health Series A1 (Health Revenue) ±	2.80	11-1-2027	12,185,000	12,735,518
Indiana HFFA Ascension Health Series A7 (Health Revenue) ±	2.00	10-1-2026	9,425,000	9,498,232
Indianapolis IN Local Public Improvement Bond Bank ROC RR II R-11779 (Water & Sewer Revenue, AGM Insured, Citibank NA LIQ) 144Aø	0.27	1-1-2017	9,825,000	9,825,000
Knox County IN Economic Development Good Samaritan Hospital Series A (Health Revenue)	3.00	4-1-2016	600,000	608,856
Petersburg IN PCR Refunding Bond Industry Power & Light (Industrial Development Revenue, National Insured)	5.40	8-1-2017	1,000,000	1,084,050
Rockport IN PCR Indiana-Michigan Power Company Series B (Utilities Revenue) ±	1.75	6-1-2025	3,500,000	3,508,925
Whiting IN BP Products North America Incorporated Project (Resource Recovery Revenue)	0.82	12-1-2044	40,000,000	39,779,600

				247,253,587

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Iowa: 0.10%
Iowa Student Loan Liquidity Corporation Senior Series A1 (Education Revenue)	4.40%	12-1-2018	$5,920,000	$6,171,422

Kansas: 0.45%
Kansas Development Finance Authority Series A (Miscellaneous Revenue)	5.00	5-1-2019	10,305,000	11,706,480
Wyandotte County & Kansas City KS Unified Government Special Obligation Second Lien CAB Series A (Tax Revenue) ¤	0.00	6-1-2021	22,945,000	16,671,149

				28,377,629

Kentucky: 1.80%
Ashland KY Ashland Hospital Corporation Kings Daughters Medical Center Project (Health Revenue)	1.82	2-1-2040	34,290,000	34,353,437
Ashland KY Ashland Hospital Corporation Medical Center Project Series B (Health Revenue)	5.00	2-1-2019	1,500,000	1,624,950
Kentucky EDFA King’s Daughters Medical Center (Health Revenue)	5.00	2-1-2017	1,000,000	1,056,360
Kentucky EDFA Series B-1 (Health Revenue) ±	1.03	2-1-2046	10,720,000	10,721,501
Kentucky EDFA Series B-2 (Health Revenue) ±	1.03	2-1-2046	11,220,000	11,221,571
Kentucky Higher Education Student Loan Corporation Series A (Education Revenue)	3.75	6-1-2026	1,755,000	1,753,614
Kentucky Higher Education Student Loan Corporation Series A (Education Revenue)	5.00	6-1-2018	1,200,000	1,301,460
Kentucky Municipal Power Agency Prairie State Project Series B (Utilities Revenue) ±	1.47	9-1-2042	25,000,000	25,014,250
Kentucky Public Transportation Infrastructure Authority Tolls BAN Downtown Crossing Project Series A (Transportation Revenue)	5.00	7-1-2017	25,000,000	26,967,500

				114,014,643

Louisiana: 2.21%
Desoto Parish LA PCR (Utilities Revenue)	1.60	1-1-2019	15,000,000	14,942,100
East Baton Rouge Parish LA Sewerage Commission Refunding Bond Series A (Water & Sewer Revenue) ±	0.63	2-1-2046	43,485,000	43,112,768
Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Sewer Commission Series B (Tax Revenue) ±	0.83	2-1-2049	35,500,000	35,624,605
Louisiana Local Government Environmental Facilities & Community Development Authority Series 2015 (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2020	1,135,000	1,312,707
Louisiana PFA Nineteenth Judicial District Court (Miscellaneous Revenue, National Insured)	5.00	6-1-2016	1,000,000	1,039,300
Louisiana Regional Transit Authority CAB (Tax Revenue, National Insured) ¤	0.00	12-1-2021	5,000,000	3,635,550
New Orleans LA Master Lease Agreement (GO) (i)	5.25	1-1-2018	8,952,378	9,212,623
St. Bernard Parish LA Sales & Uses Tax (Tax Revenue)	4.00	3-1-2017	3,135,000	3,289,963
St. Bernard Parish LA Sales & Uses Tax (Tax Revenue)	4.00	3-1-2018	3,245,000	3,459,754
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A-1 (Industrial Development Revenue) ø	0.36	11-1-2040	24,435,000	24,435,000

				140,064,370

Maine: 0.24%
Old Town ME Georgia Pacific Corporation Project (Resource Recovery Revenue) ø	0.29	12-1-2024	15,260,000	15,260,000

Maryland: 1.39%
Howard County MD Housing Commission Series A (Housing Revenue)	1.32	7-1-2034	16,050,000	16,028,333
Maryland Health & HEFAR John Hopkins Health System Series A (Health Revenue) ±	0.72	5-15-2046	8,000,000	7,985,280
Maryland Health & HEFAR John Hopkins Health System Series B (Health Revenue) ±	0.70	5-15-2029	10,210,000	10,185,394

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Maryland (continued)
Maryland Health & HEFAR John Hopkins Health System Series B (Health Revenue) ±	1.27%	5-15-2042	$12,500,000	$12,600,750
Maryland Health & HEFAR John Hopkins Health System Series C (Health Revenue) ±	0.95	5-15-2038	22,200,000	22,343,412
Maryland Health & HEFAR John Hopkins Health System Series D (Health Revenue) ±	0.95	5-15-2038	18,760,000	18,881,190

				88,024,359

Massachusetts: 2.65%
Massachusetts Consolidated Loan Series D-1 (Miscellaneous Revenue) ±	0.27	8-1-2043	87,250,000	87,090,333
Massachusetts Development Finance Agency Dominion Energy Brayton Recovery Zone Series A (Utilities Revenue)	2.25	12-1-2041	2,665,000	2,719,126
Massachusetts Development Finance Agency Prerefunded Bond Boston Medical Center Corporation Series C (Health Revenue)	5.00	7-1-2015	500,000	500,065
Massachusetts Development Finance Agency Southcoast Health System Obligation Series F (Health Revenue)	3.00	7-1-2016	500,000	512,385
Massachusetts Development Finance Agency Southcoast Health System Obligation Series F (Health Revenue)	3.00	7-1-2017	500,000	520,285
Massachusetts Development Finance Agency Unrefunded Bond Boston Medical Center Corporation Series C (Health Revenue)	5.00	7-1-2015	500,000	500,055
Massachusetts Development Finance Agency Waste Management Incorporated (Resource Recovery Revenue) ±	1.60	5-1-2027	7,000,000	7,014,770
Massachusetts Educational Financing Authority Education Loan Series I (Education Revenue)	4.00	1-1-2018	1,750,000	1,845,130
Massachusetts Educational Financing Authority Series A (Education Revenue) %%	3.50	1-1-2019	2,500,000	2,616,750
Massachusetts Educational Financing Authority Series A (Education Revenue) %%	5.00	1-1-2018	1,500,000	1,618,095
Massachusetts Educational Financing Authority Series A (Education Revenue) %%	5.00	1-1-2019	3,000,000	3,291,270
Massachusetts Educational Financing Authority Series A (Education Revenue) %%	5.00	1-1-2020	3,000,000	3,321,570
Massachusetts Educational Financing Authority Series K (Education Revenue)	5.00	7-1-2019	2,000,000	2,214,260
Massachusetts HEFA Massachusetts Eye & Ear Infirmary Series C (Health Revenue)	5.00	7-1-2015	700,000	700,077
Massachusetts HEFA Partners Healthcare Series G6 (Health Revenue) ±	0.95	7-1-2038	40,000,000	39,961,200
Massachusetts Series A (GO) ±	0.59	9-1-2016	4,000,000	4,000,360
Massachusetts Various Consolidated Loans Series D (Tax Revenue) ±	0.50	1-1-2018	9,500,000	9,445,280
Massachusetts Water Resources Authority Series B (Water & Sewer Revenue, Ambac Insured)	5.25	12-1-2015	490,000	500,305

				168,371,316

Michigan: 4.57%
Birmingham MI City School District (GO) %%	5.00	11-1-2018	905,000	1,013,238
Birmingham MI City School District (GO) %%	5.00	11-1-2019	5,970,000	6,842,396
Caledonia MI Community Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2017	250,000	268,273
Caledonia MI Community Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2018	1,315,000	1,450,051
Caledonia MI Community Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2020	500,000	572,120
Caledonia MI Community Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2021	1,140,000	1,316,415
Chippewa Hills MI School District (GO, Qualified School Bond Loan Fund Insured)	4.00	5-1-2016	680,000	699,441
Chippewa Hills MI School District (GO, Qualified School Bond Loan Fund Insured)	4.00	5-1-2017	740,000	780,656
Chippewa Hills MI School District (GO, Qualified School Bond Loan Fund Insured)	4.00	5-1-2018	1,535,000	1,650,033
Chippewa Hills MI School District (GO, Qualified School Bond Loan Fund Insured)	4.00	5-1-2019	1,595,000	1,738,119
Detroit MI (GO)	5.00	11-1-2016	855,000	894,800
Detroit MI City School District Series DCL045 (GO, Dexia Credit Local LOC, AGM/Qualified School Bond Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.43	5-1-2030	18,860,000	18,860,000
Detroit MI Sewage Disposal System Series A (Water & Sewer Revenue, AGM Insured)	5.25	7-1-2019	980,000	1,107,576

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Detroit Wayne County MI Stadium Authority (Miscellaneous Revenue)	5.00%	10-1-2015	$2,505,000	$2,505,551
Detroit Wayne County MI Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2016	3,460,000	3,461,799
Detroit Wayne County MI Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2017	3,000,000	2,996,610
Flint MI International Academy Public School Project (Education Revenue)	5.00	10-1-2017	750,000	764,340
Flushing MI Community Schools School District (GO, Qualified School Bond Loan Fund Insured)	4.00	5-1-2017	975,000	1,028,567
Flushing MI Community Schools School District (GO, Qualified School Bond Loan Fund Insured)	4.00	5-1-2021	1,135,000	1,248,738
Forest Hills MI Public Schools (GO)	5.00	5-1-2018	2,000,000	2,205,400
Forest Hills MI Public Schools (GO)	5.00	5-1-2019	1,375,000	1,549,350
Fraser MI Public Schools District (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2016	640,000	663,629
Fraser MI Public Schools District (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2017	1,000,000	1,073,090
Fraser MI Public Schools District (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2019	1,050,000	1,183,140
Gibraltar MI School District (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2019	1,085,000	1,222,578
Gibraltar MI School District (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2020	1,100,000	1,258,664
Gibraltar MI School District (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2021	1,185,000	1,368,379
Grand Ledge MI Public School District (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2020	2,680,000	3,066,563
Haslett MI Public Schools (GO, Qualified School Bond Loan Fund Insured)	4.00	5-1-2019	515,000	561,211
Haslett MI Public Schools (GO, Qualified School Bond Loan Fund Insured)	4.00	5-1-2020	370,000	406,334
Haslett MI Public Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2021	500,000	577,375
Hudsonville MI Public Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2018	750,000	827,025
Hudsonville MI Public Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2019	1,605,000	1,808,514
Lake Orion MI Community School District (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2019	2,325,000	2,619,810
Lake Orion MI Community School District (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2020	1,550,000	1,773,572
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-7 (Water & Sewer Revenue, National Insured)	5.00	7-1-2019	2,500,000	2,787,125
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-7 (Water & Sewer Revenue, National Insured)	5.00	7-1-2020	3,835,000	4,308,239
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-7 (Water & Sewer Revenue, National Insured)	5.00	7-1-2021	3,095,000	3,500,878
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-8 (Water & Sewer Revenue)	5.00	7-1-2016	2,000,000	2,070,640
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-8 (Water & Sewer Revenue)	5.00	7-1-2017	2,500,000	2,658,200
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-8 (Water & Sewer Revenue)	5.00	7-1-2018	2,000,000	2,167,320
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-1 (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2020	10,000,000	11,317,000
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-3 (Water & Sewer Revenue, National Insured)	5.00	7-1-2019	7,000,000	7,803,950
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2019	1,500,000	1,672,275
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2020	1,800,000	2,022,120
Michigan Finance Authority Refunding Bond Senior Lien Detroit Water & Sewer Series C-3 (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2021	7,500,000	8,525,775
Michigan Finance Authority Refunding Bond Senior Lien Detroit Water & Sewer Series C-5 (Water & Sewer Revenue, National Insured)	5.00	7-1-2019	7,000,000	7,803,950

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Michigan Finance Authority Refunding Bond Senior Lien Detroit Water & Sewer Series C-5 (Water & Sewer Revenue, National Insured)	5.00%	7-1-2020	$8,720,000	$9,796,048
Michigan Finance Authority School District (Miscellaneous Revenue)	4.00	6-1-2017	800,000	825,480
Michigan Finance Authority School District (Miscellaneous Revenue)	5.00	6-1-2016	1,575,000	1,621,904
Michigan Finance Authority School District (Miscellaneous Revenue)	5.00	6-1-2017	750,000	789,195
Michigan Finance Authority Unemployment Obligation Assessment Series B (Miscellaneous Revenue)	5.00	1-1-2020	15,000,000	17,076,150
Michigan Hospital Finance Authority Ascension Health Series A-3 (Health Revenue) ±	1.87	11-1-2027	25,500,000	25,846,545
Michigan Hospital Finance Authority Sparrow Hospital Obligation (Health Revenue)	5.00	11-15-2015	1,000,000	1,017,180
Michigan Housing Development Authority Limited Greenwood Villa Project (Housing Revenue, AGM Insured)	4.75	9-15-2017	1,880,000	1,933,448
Michigan Housing Development Authority Series A (Housing Revenue)	1.80	4-1-2019	7,000,000	7,014,560
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	5.00	5-1-2016	415,000	424,773
Michigan PFOTER Series 4711 (GO, AGM/Qualified School Bond Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.39	5-1-2029	30,635,000	30,635,000
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	28,500,000	28,899,570
Rochester MI Community School District (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2017	900,000	965,781
Rochester MI Community School District (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2019	900,000	1,014,120
Southgate MI Community School District (GO, Build America Mutual Assurance Company Insured)	5.00	5-1-2019	1,000,000	1,126,800
Southgate MI Community School District (GO, Build America Mutual Assurance Company Insured)	5.00	5-1-2020	500,000	572,120
Warren Woods MI Public Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2017	1,445,000	1,550,615
Warren Woods MI Public Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2020	1,445,000	1,653,427
Wayne County MI Airport Authority Detroit Metropolitan Wayne County Airport (Airport Revenue, National Insured)	4.75	12-1-2019	3,750,000	3,813,788
Wayne County MI Airport Authority Refunding Bond Detroit Metropolitan Wayne County Airport (Airport Revenue, AGC/MBIA/FGIC Insured)	5.00	12-1-2015	1,110,000	1,131,789
Wayne County MI Airport Authority Refunding Bond Series A (Airport Revenue)	5.00	12-1-2019	19,405,000	21,969,177
Wayne County MI Airport Authority Refunding Bond Series D (Airport Revenue)	5.00	12-1-2015	1,290,000	1,315,323
Western Michigan University Refunding Bond (Education Revenue)	5.00	11-15-2020	1,000,000	1,159,200

				290,152,822

Minnesota: 0.43%
Central MN Municipal Power Agency Brookings Southeast Twin Cities Transmission Project (Utilities Revenue)	5.00	1-1-2017	1,215,000	1,219,082
Chaska MN Electric Revenue Series A (Utilities Revenue)	5.25	10-1-2020	1,640,000	1,660,730
Hayward MN John’s Lutheran Home of Albert Lea Project (Health Revenue) %%	2.75	11-1-2017	10,410,000	10,408,022
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A1 (Health Revenue, AGM Insured)	4.00	8-15-2015	750,000	753,293
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series B (Health Revenue, AGM Insured)	5.00	8-15-2015	600,000	603,384
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, Ambac Insured) ±(m)(n)	0.17	11-15-2017	8,600,000	8,256,000
Minneapolis MN Health Care System Fairview Health Services Series B (Health Revenue, National Insured)	5.50	5-15-2016	2,200,000	2,209,680

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Minnesota (continued)
Northern Minnesota Municipal Power Agency Series 2008A (Utilities Revenue, AGM Insured)	5.00%	1-1-2018	$670,000	$735,553
St. Paul MN Housing & RDA Community Peace Academy Project Series A (Education Revenue)	5.00	12-1-2018	1,250,000	1,264,763

				27,110,507

Mississippi: 0.53%
Mississippi Business Finance Corporation Power Company Project 1st Series (Utilities Revenue) ±	1.63	12-1-2040	10,000,000	10,006,800
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2016	495,000	524,641
Mississippi Refunding Bond Capital Improvements Projects Series D (Miscellaneous Revenue) ±	0.60	9-1-2017	8,130,000	8,106,504
Perry County MS PCR Leaf River Forest Product Project (Industrial Development Revenue, Georgia-Pacific LLC LOC) 144Aø	0.30	2-1-2022	15,000,000	15,000,000

				33,637,945

Missouri: 0.69%
Jackson County MO Special Obligation Harry S. Truman Sports Complex (Tax Revenue, Ambac Insured)	5.00	12-1-2019	3,000,000	3,186,840
Kansas City Series A (GO)	5.00	2-1-2018	1,150,000	1,268,473
Kansas City Series A (GO)	5.00	2-1-2019	1,000,000	1,132,780
Kansas City Series A (GO)	5.00	2-1-2020	1,495,000	1,727,577
Missouri Development Finance Board Refunding Bond & Improvement Electric System Series F (Miscellaneous Revenue)	4.00	6-1-2016	500,000	514,330
Missouri HEFA SSM Health Care Series C (Health Revenue) ±	0.32	6-1-2041	10,000,000	9,999,800
Missouri Joint Municipal Electric Utility Commission (Utilities Revenue)	5.00	1-1-2016	1,910,000	1,955,172
Sikeston MO Electric System Refunding Bond (Utilities Revenue)	5.00	6-1-2019	11,625,000	12,902,239
St. Louis MO Municipal Finance Corporation (Miscellaneous Revenue)	5.00	2-15-2016	1,000,000	1,027,770
Tender Option Bond Trust Receipts/Certificates Series 2015 (Health Revenue, Deutsche Bank LIQ) 144Aø	0.20	11-15-2048	10,000,000	10,000,000

				43,714,981

Nebraska: 0.20%
Central Plains NE Energy Project #1 Series A (Utilities Revenue)	5.00	12-1-2015	11,630,000	11,833,990
Public Power Generation Agency Whelan Energy Center Unit (Utilities Revenue)	5.00	1-1-2020	1,000,000	1,133,180

				12,967,170

Nevada: 0.97%
Clark County NV Airport Jet Aviation Fuel Tax Series A (Airport Revenue)	5.00	7-1-2019	1,000,000	1,125,520
Clark County NV Airport Jet Aviation Fuel Tax Series A (Airport Revenue)	5.00	7-1-2020	1,000,000	1,137,060
Clark County NV Airport ROC RR-II-R Series 11823 (Airport Revenue, Citibank NA LIQ) 144Aø	0.27	1-1-2018	13,050,000	13,050,000
Clark County NV School District Series B (GO)	5.00	6-15-2019	18,800,000	21,363,756
Clark County NV School District Series B (GO)	5.00	6-15-2021	1,400,000	1,526,238
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	3.00	6-1-2016	465,000	466,925
Nevada River Commission Hoover Upgrading Project Series E (GO)	5.00	10-1-2015	4,365,000	4,418,297
Nevada River Commission Hoover Upgrading Project Series E (GO)	5.00	10-1-2016	4,595,000	4,857,007
Washoe County NV Series 2011-001 (GO, Dexia Credit Local LIQ) 144Aø	0.42	12-9-2030	13,960,000	13,960,000

				61,904,803

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

New Hampshire: 0.12%
New Hampshire HEFA Catholic Medical Center (Health Revenue)	4.00%	7-1-2018	$2,405,000	$2,500,238
New Hampshire HEFA Catholic Medical Center (Health Revenue)	4.00	7-1-2019	2,635,000	2,762,086
New Hampshire HFA SFMR Series B (Housing Revenue)	5.00	7-1-2027	2,095,000	2,193,172

				7,455,496

New Jersey: 5.06%
Casino Reinvestment Development Authority New Jersey Luxury Tax Revenue (Tax Revenue)	4.00	11-1-2017	1,000,000	1,027,430
Casino Reinvestment Development Authority New Jersey Luxury Tax Revenue (Tax Revenue)	4.00	11-1-2019	1,500,000	1,548,540
Hudson County NJ Certificate of Participation (Miscellaneous Revenue, National Insured)	6.25	6-1-2016	2,000,000	2,090,400
Hudson County NJ Refunding Bond County College (GO)	4.00	7-15-2017	1,000,000	1,063,830
Hudson County NJ Refunding Bond County College (GO)	4.00	7-15-2018	1,135,000	1,233,495
Jersey City NJ Refunding Bond (GO, AGM Insured)	4.00	9-1-2017	1,620,000	1,713,685
Morris-Union Jointure Commission New Jersey Refunding Bond (Miscellaneous Revenue, AGM Insured)	4.00	8-1-2015	900,000	902,412
Morris-Union Jointure Commission New Jersey Refunding Bond (Miscellaneous Revenue, AGM Insured)	4.00	8-1-2016	2,235,000	2,298,698
New Jersey Certificate of Participation Equipment Lease Purchase Agreement Series A (Miscellaneous Revenue)	5.00	6-15-2018	11,160,000	11,812,525
New Jersey EDA CAB Saint Barnabas Hospital Series A (Health Revenue, National Insured) ¤	0.00	7-1-2017	2,740,000	2,653,882
New Jersey EDA Cigarette Tax (Tobacco Revenue)	5.00	6-15-2017	18,520,000	19,658,054
New Jersey EDA Motor Vehicle Commission Series A (Miscellaneous Revenue, National Insured)	5.25	7-1-2016	2,190,000	2,228,435
New Jersey EDA Revenue Series UU (Miscellaneous Revenue)	5.00	6-15-2017	3,000,000	3,155,250
New Jersey EDA Revenue Series UU (Miscellaneous Revenue)	5.00	6-15-2018	7,355,000	7,876,028
New Jersey EDA School Facilities Construction Bonds Series DD-1 (Miscellaneous Revenue)	5.00	12-15-2019	1,000,000	1,095,490
New Jersey EDA School Facilities Construction Bonds Series EE (Miscellaneous Revenue)	5.00	9-1-2018	3,220,000	3,465,010
New Jersey EDA School Facilities Construction Bonds Series K (Miscellaneous Revenue)	5.00	9-1-2020	2,260,000	2,454,518
New Jersey EDA School Facilities Construction Bonds Series K (Miscellaneous Revenue, National Insured)	5.25	12-15-2021	1,040,000	1,155,606
New Jersey EDA School Facilities Construction Notes (Miscellaneous Revenue) ±	0.97	2-1-2017	20,200,000	20,126,674
New Jersey EDA School Facilities Construction Notes Series DD1 (Miscellaneous Revenue)	5.00	12-15-2018	4,690,000	5,067,920
New Jersey EDA School Facilities Construction Notes Series K (Miscellaneous Revenue) ±	0.80	2-1-2017	10,000,000	9,901,300
New Jersey EDA School Facilities Construction Project Series C (Miscellaneous Revenue)	1.87	2-1-2018	38,000,000	38,461,700
New Jersey Educational Facilities Authority Higher Education Capital Improvement Project Series A (Education Revenue)	4.00	9-1-2017	2,425,000	2,508,687
New Jersey Educational Facilities Authority Higher Education Capital Improvement Project Series B (Education Revenue)	4.00	9-1-2017	525,000	543,118
New Jersey Educational Facilities Authority Higher Education Capital Improvement Project Series D (Education Revenue)	4.00	9-1-2016	540,000	554,920
New Jersey Educational Facilities Authority Higher Education Capital Improvement Project Series D (Education Revenue)	4.00	9-1-2017	565,000	584,498

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey HCFR Series 3018 (Health Revenue, AGM Insured, Deutsche Bank LIQ) 144Aø	0.46%	7-1-2038	$21,805,285	$21,805,285
New Jersey HFFA Greystone Park Psychiatric Hospital Project Series B (Miscellaneous Revenue)	5.00	9-15-2019	2,135,000	2,279,454
New Jersey Higher Education Assistance Authority Series A1 (Education Revenue)	3.63	12-1-2030	4,000,000	4,012,680
New Jersey Higher Education Assistance Authority Series A1 (Education Revenue)	5.00	12-1-2020	9,775,000	10,989,348
New Jersey PFOTER Series 4716 (Miscellaneous Revenue, National/FGIC Insured, Dexia Credit Local LIQ) 144Aø	0.27	9-1-2027	46,245,000	46,245,000
New Jersey Sports & Exposition Authority Series B (Miscellaneous Revenue)	5.00	9-1-2018	1,605,000	1,727,124
New Jersey Tobacco Settlement Financing Corporation Series C (Tobacco Revenue, Morgan Stanley Bank LIQ) 144Aø	0.72	6-1-2029	18,565,000	18,565,000
New Jersey Transit Corporation Federal Transit Administration Grants Series A (Miscellaneous Revenue, National Insured)	5.00	9-15-2016	5,105,000	5,155,284
New Jersey Transit Corporation Federal Transit Administration Grants Series A (Miscellaneous Revenue, National Insured)	5.00	9-15-2017	7,265,000	7,929,021
New Jersey Transit Corporation Series A (Miscellaneous Revenue, Ambac Insured)	5.50	9-15-2015	1,100,000	1,112,001
New Jersey Transportation Program Series B (Miscellaneous Revenue, National Insured)	5.50	12-15-2016	2,205,000	2,332,868
New Jersey Transportation Trust Fund Authority System Series A (Miscellaneous Revenue)	5.00	12-15-2019	3,000,000	3,286,470
New Jersey TTFA Series A (Miscellaneous Revenue)	5.00	12-15-2018	1,000,000	1,080,580
New Jersey TTFA Series A (Transportation Revenue)	5.25	12-15-2020	3,465,000	3,810,668
New Jersey TTFA Series AA (Transportation Revenue)	5.00	6-15-2019	2,070,000	2,254,644
New Jersey Turnpike Authority Series B-2 (Transportation Revenue) ±	0.55	1-1-2024	25,000,000	24,983,750
New Jersey Turnpike Authority Series B-3 (Transportation Revenue) ±	0.69	1-1-2024	4,700,000	4,706,674
Newark NJ Housing Authority Newark Redevelopment Project (Miscellaneous Revenue, National Insured)	5.00	1-1-2016	790,000	806,250
Newark NJ Housing Authority Newark Redevelopment Project (Miscellaneous Revenue, National Insured)	5.00	1-1-2017	3,455,000	3,639,324
Newark NJ Housing Authority Refunding Bond Newark Redevelopment Project (Miscellaneous Revenue, National Insured)	5.00	1-1-2016	1,070,000	1,092,010
Newark NJ Housing Authority Refunding Bond Newark Redevelopment Project (Miscellaneous Revenue, National Insured)	5.25	1-1-2020	2,000,000	2,261,060
Newark NJ Series D (GO)	1.75	12-8-2015	2,500,000	2,509,750
Rutgers University Series J (Education Revenue)	4.00	5-1-2018	700,000	756,602
Rutgers University Series L (Education Revenue)	5.00	5-1-2017	600,000	646,296
Rutgers University Series L (Education Revenue)	5.00	5-1-2018	300,000	333,057
Winslow Township NJ Board of Education Refunding Bond (GO)	3.00	8-1-2017	600,000	622,536
Winslow Township NJ Board of Education Refunding Bond (GO)	4.00	8-1-2018	425,000	457,249
Winslow Township NJ Board of Education Refunding Bond (GO)	4.00	8-1-2019	525,000	572,565

				321,154,655

New Mexico: 0.78%
Clayton NM Jail Project (Miscellaneous Revenue, CIFG Insured)	5.00	11-1-2015	875,000	885,168
Clayton NM Jail Project (Miscellaneous Revenue, CIFG Insured)	5.00	11-1-2016	2,100,000	2,184,168
Farmington NM PCR Series B (Utilities Revenue) ±	4.75	6-1-2040	5,080,000	5,359,451
New Mexico Educational Assistance Foundation Series A2 (Education Revenue) ±	0.93	12-1-2028	695,000	691,518
New Mexico Mortgage Finance Authority SFMR Class I-A-2 (Housing Revenue, GNMA/FNMA Insured)	5.60	1-1-2039	370,000	392,466
New Mexico Mortgage Finance Authority SFMR Class I-D-2 (Housing Revenue, GNMA/FNMA Insured)	4.05	7-1-2026	100,000	100,051

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	25

Security name	Interest rate	Maturity date	Principal	Value

New Mexico (continued)
New Mexico Municipal Energy Acquisition Authority Gas Supply Sub Series B (Utilities Revenue, Royal Bank of Canada SPA) ±	0.87%	11-1-2039	$40,000,000	$40,058,800

				49,671,622

New York: 8.20%
Branch Banking & Trust Class C (Miscellaneous Revenue, Rabobank LOC) 144A±	0.77	11-15-2017	21,065,000	20,847,820
Branch Banking & Trust Class D (Miscellaneous Revenue, Rabobank LOC) 144A±	0.87	11-15-2019	6,000,000	5,899,260
Deutsche Bank SPEAR/LIFER Trust Series DB 1087 (GO, HUD Insured, Deutsche Bank LIQ) 144Aø	0.68	12-1-2029	20,605,000	20,605,000
Deutsche Bank SPEAR/LIFER Trust Series DB 1089 (GO, HUD Insured, Deutsche Bank LIQ) 144Aø	0.68	6-1-2030	15,125,000	15,125,000
Liberty Development Corporation New York Series 1207 (Miscellaneous Revenue, Deutsche Bank LIQ) 144Aø	0.36	10-1-2035	5,000,000	5,000,000
Long Island NY Power Authority Series C (Utilities Revenue) ±	0.78	5-1-2033	12,000,000	12,045,240
Metropolitan Transportation Authority New York Sub Series B3 (Transportation Revenue) ±	0.97	11-1-2018	32,600,000	32,734,964
Metropolitan Transportation Authority New York Sub Series B4 (Transportation Revenue) ±	5.00	11-15-2030	12,445,000	14,143,991
Metropolitan Transportation Authority New York Sub Series D2 (Transportation Revenue, AGM Insured) ±	0.73	11-1-2032	15,000,000	14,988,750
Metropolitan Transportation Authority New York Sub Series G1 (Transportation Revenue) ±	0.60	11-1-2026	31,950,000	31,800,794
Metropolitan Transportation Authority New York Sub Series G3 (Transportation Revenue) ±	0.82	11-1-2031	16,000,000	16,067,840
Metropolitan Transportation Authority New York Sub Series G4 (Transportation Revenue) ±	0.96	11-1-2030	11,705,000	11,784,594
Monroe County NY Airport Authority Greater Rochester International Airport (Airport Revenue, National Insured)	5.88	1-1-2016	3,830,000	3,909,817
Nassau County NY General Improvement Bonds Series C (GO)	5.00	10-1-2020	3,065,000	3,474,668
Nassau County NY Local Economic Assistance Winthrop University Hospital Project (Health Revenue)	4.00	7-1-2016	1,400,000	1,441,370
Nassau County NY Series F (GO)	5.00	10-1-2020	1,780,000	2,014,088
New York Dormitory Authority Non Miriam Osborn Memorial Home Association (Health Revenue)	2.00	7-1-2016	1,800,000	1,817,370
New York Dormitory Authority North Shore-Long Island Jewish Obligated Group Series B (Health Revenue) ±	0.92	5-1-2018	9,780,000	9,778,826
New York Environmental Facilities Corporation Municipal Water Series A (Water & Sewer Revenue)	5.00	6-15-2017	2,250,000	2,436,233
New York Environmental Facilities Corporation Municipal Water Series A (Water & Sewer Revenue)	5.00	6-15-2018	750,000	837,968
New York Environmental Facilities Corporation Municipal Water Series A (Water & Sewer Revenue)	5.00	6-15-2019	1,000,000	1,147,670
New York IDA American Airlines JFK International Airport (Industrial Development Revenue)	7.50	8-1-2016	6,840,000	7,117,225
New York IDA Terminal One Group Association Project (Miscellaneous Revenue) ±	5.50	1-1-2020	2,000,000	2,048,300
New York Local Government Assistance Corporation Series A9V (Tax Revenue, AGM Insured) ±(m)(n)	0.12	4-1-2017	16,675,000	16,424,875
New York NY Adjusted Fiscal 2008 Sub Series A-4 (GO, AGM Insured) ±	0.40	8-1-2026	3,700,000	3,700,000
New York NY Adjusted Fiscal 2008 Sub Series C4 (GO, AGM Insured) ±(m)	0.50	10-1-2027	11,325,000	11,325,000
New York NY Adjusted Fiscal 2008 Sub Series J7 (GO) ±	0.54	8-1-2021	19,000,000	18,973,780
New York NY Health & Hospital Corporation Health System Series A (Health Revenue)	5.50	2-15-2020	5,755,000	6,384,885

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York NY IDAG Congregation Machine Chaim Incorporated (Miscellaneous Revenue, Santander Bank NA LOC) ø	0.34%	5-1-2036	$7,255,000	$7,255,000
New York NY IDAG Refunding Bond Senior Trips Series A (Airport Revenue)	5.00	7-1-2016	2,250,000	2,326,140
New York NY IDAG Refunding Bond Senior Trips Series A (Airport Revenue)	5.00	7-1-2017	2,000,000	2,124,320
New York NY IDAG Refunding Bond Terminal One Group Association Project (Miscellaneous Revenue) ±	5.50	1-1-2021	6,940,000	7,110,793
New York NY Sub Series J-11 (GO) ±	0.65	8-1-2027	18,960,000	18,726,602
New York NY Sub Series J-4 (GO)	0.62	8-1-2025	2,000,000	1,987,780
New York Refunding Bond 2015 Series A (GO)	5.00	8-1-2021	7,515,000	8,843,577
New York Tobacco Settlement Financing Corporation Series B (Tobacco Revenue)	5.00	6-1-2017	6,500,000	7,027,995
New York Urban Development Corporation Certificate of Participation James A Farley Post Office Project (Miscellaneous Revenue) 144A	4.20	2-1-2017	43,000,000	42,881,750
Niagara Falls NY Bridge Commission Series B (Transportation Revenue, National Insured)	5.25	10-1-2015	60,000	60,499
Oyster Bay NY Public Improvement Series B (GO, AGM Insured)	3.00	11-1-2018	1,140,000	1,198,322
Oyster Bay NY RAN (GO)	2.00	3-25-2016	11,000,000	11,110,660
Rockland County NY Refunding Bond (GO, Build America Mutual Assurance Company Insured)	3.00	2-15-2018	2,475,000	2,576,376
Rockland County NY Refunding Bond (GO, Build America Mutual Assurance Company Insured)	3.00	2-15-2019	1,830,000	1,915,424
Rockland County NY Refunding Bond (GO, Build America Mutual Assurance Company Insured)	3.00	2-15-2020	630,000	660,051
Suffolk County NY Economic Development Corporation Catholic Health Services (Health Revenue)	5.00	7-1-2016	1,250,000	1,304,650
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building (Miscellaneous Revenue)	5.00	11-1-2016	2,245,000	2,351,638
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building (Miscellaneous Revenue)	5.00	11-1-2017	2,365,000	2,536,321
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building (Miscellaneous Revenue)	5.00	11-1-2018	2,640,000	2,890,668
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building (Miscellaneous Revenue)	5.00	11-1-2019	2,775,000	3,088,853
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building (Miscellaneous Revenue)	5.00	11-1-2020	2,915,000	3,271,592
Suffolk County NY Public Improvement Series A (GO)	4.00	5-15-2018	1,615,000	1,737,110
Suffolk County NY Refunding Bond (GO, AGM Insured)	5.00	2-1-2016	4,185,000	4,299,418
Suffolk County NY Refunding Bond (GO, AGM Insured)	5.00	2-1-2017	1,500,000	1,601,040
Suffolk County NY Refunding Bond Series A (GO)	5.00	4-1-2018	2,700,000	2,971,188
Suffolk County NY Refunding Bond Series A (GO)	5.00	4-1-2019	1,385,000	1,560,147
Suffolk County NY Refunding Bond Series B (GO)	4.00	10-1-2015	1,000,000	1,009,070
Suffolk County NY TAN (GO)	2.00	7-30-2015	17,000,000	17,020,570
Tobacco Settlement Financing Corporation Asset-Backed Revenue Bonds Series B (Tobacco Revenue)	5.00	6-1-2020	20,000,000	20,858,400
Triborough Bridge & Tunnel Authority NY Refunding Bond Sub Series ABCD-3 (Transportation Revenue, AGM Insured) ±	0.32	1-1-2017	3,600,000	3,585,276
Triborough Bridge & Tunnel Authority NY Refunding Bond Sub Series BE (Transportation Revenue) ±	0.77	1-1-2032	31,200,000	31,334,160
Troy NY Troy Capital Resource Corporation Series B (Education Revenue)	5.00	9-1-2015	2,000,000	2,015,860
Westchester County NY Westchester County Healthcare Corporation Series B (Health Revenue)	5.00	11-1-2015	3,000,000	3,045,870
Yonkers NY Series A (GO)	5.00	10-1-2015	2,295,000	2,322,402
Yonkers NY Series A (GO)	5.00	10-1-2016	2,000,000	2,106,660

				520,591,510

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	27

Security name	Interest rate	Maturity date	Principal	Value

North Carolina: 0.48%
North Carolina Eastern Municipal Power Agency Series C (Utilities Revenue, AGM Insured)	6.00%	1-1-2019	$925,000	$992,858
North Carolina Eastern Municipal Power Agency Series D (Utilities Revenue)	5.00	1-1-2016	5,000,000	5,117,700
North Carolina Eastern Municipal Power Agency Series D (Utilities Revenue)	5.00	1-1-2017	10,000,000	10,632,400
North Carolina Grant Anticipation Capital Improvement (Miscellaneous Revenue) ±	4.00	3-1-2023	11,500,000	12,182,525
North Carolina Medical Care Commission Novant Health Obligated Group Series A (Health Revenue)	4.00	11-1-2017	1,330,000	1,416,237

				30,341,720

North Dakota: 0.10%
Fargo ND Sanford Health System (Health Revenue)	4.00	11-1-2015	4,115,000	4,167,549
Ward County ND HCFR Trinity Obligated Group (Health Revenue)	5.13	7-1-2018	1,000,000	1,028,650
Ward County ND HCFR Trinity Obligated Group (Health Revenue)	5.25	7-1-2015	1,375,000	1,375,165

				6,571,364

Ohio: 3.20%
Cleveland OH Municipal School District (GO, South Dakota Credit Program Insured)	4.00	12-1-2015	1,640,000	1,666,224
Cleveland OH Municipal School District (GO, South Dakota Credit Program Insured)	5.00	12-1-2016	1,705,000	1,808,101
Franklin County OH Hospital Facilities Refunding Bond Ohio Health Corporation Series B (Health Revenue) ±	5.00	11-15-2033	16,705,000	18,079,487
Lancaster OH Port Authority Gas Supply (Utilities Revenue) ±	0.84	5-1-2038	73,500,000	73,003,875
Lorain County OH Port Authority EDA Series A (Health Revenue)	4.00	11-15-2018	670,000	716,230
Montgomery County OH Catholic Health Initiatives Series A (Health Revenue, Morgan Stanley Bank LIQ) 144Aø	0.24	5-1-2034	13,565,000	13,565,000
Muskingum County OH Hospital Facilities Genesis Healthcare System Project (Health Revenue)	5.00	2-15-2016	750,000	764,123
Muskingum County OH Hospital Facilities Genesis Healthcare System Project (Health Revenue)	5.00	2-15-2017	1,575,000	1,641,119
Muskingum County OH Hospital Facilities Genesis Healthcare System Project (Health Revenue)	5.00	2-15-2018	1,000,000	1,061,800
Ohio Air Quality Development Authority Pollution Control Facilities Refunding Bond FirstEnergy Generation Project (Resource Recovery Revenue) ±	3.10	3-1-2023	10,000,000	10,220,900
Ohio Air Quality Development Authority Series A (Miscellaneous Revenue)	3.13	7-1-2033	1,500,000	1,500,420
Ohio Air Quality Development Authority Series B (Industrial Development Revenue) ±	3.63	12-1-2033	2,000,000	2,065,900
Ohio Higher Educational Facility Commission University Hospital Health System Series C (Health Revenue) ±	4.88	1-15-2039	2,050,000	2,053,998
Ohio Higher Educational Facility Commission University of Dayton Project Series B (Education Revenue) ±	1.32	7-1-2016	10,000,000	10,010,700
Ohio Portsmouth Bypass Project (Industrial Development Revenue)	5.00	12-31-2020	1,000,000	1,139,300
Ohio Portsmouth Bypass Project (Industrial Development Revenue)	5.00	12-31-2021	1,205,000	1,370,748
Ohio State Hospital Various Hospitals Health System Incorporated (Health Revenue) ±	0.40	1-15-2045	5,500,000	5,500,000
Ohio Water Development Authority First Energy Nuclear Generation Project (Water & Sewer Revenue) ±	4.00	12-1-2033	3,000,000	3,157,140
Ohio Water Development Authority First Energy Nuclear Generation Project Series A (Water & Sewer Revenue)	3.00	5-15-2019	31,000,000	31,426,250
Ohio Water Development Authority Series A (Water & Sewer Revenue) ±	3.75	7-1-2033	17,950,000	17,958,078
Warren County OH HCFR Otterbein Homes Series A (Health Revenue)	5.00	7-1-2018	2,000,000	2,194,880
Warren County OH HCFR Otterbein Homes Series A (Health Revenue)	5.00	7-1-2019	2,215,000	2,473,025

				203,377,298

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Oklahoma: 0.62%
Cleveland County OK Educational Facilities Authority Norman Public Schools Project (Miscellaneous Revenue)	5.00%	7-1-2018	$2,650,000	$2,944,468
Cleveland County OK Educational Facilities Authority Norman Public Schools Project (Miscellaneous Revenue)	5.00	7-1-2019	2,000,000	2,272,640
Cleveland County OK Justice Authority Detention Facility Project (Tax Revenue)	4.00	3-1-2020	500,000	540,340
Creek County OK Educational Facilities Authority Sapulpa Public School Project (Miscellaneous Revenue)	5.00	9-1-2020	2,550,000	2,926,967
Grady County OK School Finance Authority Tuttle Public School Project (Miscellaneous Revenue)	5.00	9-1-2019	1,000,000	1,130,090
Grady County OK School Finance Authority Tuttle Public School Project (Miscellaneous Revenue)	5.00	9-1-2021	1,065,000	1,225,506
Oklahoma City OK Industrial & Cultural Facilities Series B (Health Revenue, National Insured) ±(m)(n)	0.17	6-1-2019	16,250,000	15,762,500
Tulsa OK Airports Improvement Trust Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	4.00	6-1-2018	1,240,000	1,315,293
Tulsa OK Airports Improvement Trust Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2019	3,025,000	3,348,947
Tulsa OK Airports Improvement Trust Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2020	1,000,000	1,119,870
Tulsa OK Airports Improvement Trust Series A (Airport Revenue)	4.00	6-1-2017	2,495,000	2,577,535
Tulsa OK Airports Improvement Trust Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2018	530,000	578,278
Tulsa OK Airports Improvement Trust Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2020	695,000	778,310
Tulsa OK Airports Improvement Trust Series B (Airport Revenue, Build America Mutual Assurance Company Insured)	4.00	6-1-2018	860,000	912,219
Woodward County OK PFFA Series B (Tax Revenue)	3.25	9-1-2026	2,000,000	2,011,400

				39,444,363

Other: 0.51%
Branch Banking & Trust Municipal Trust Various States Class C (Miscellaneous Revenue, Rabobank LOC) 144A±	0.67	2-1-2016	5,245,000	5,257,011
Branch Banking & Trust Municipal Trust Various States Class D (Miscellaneous Revenue, Rabobank LOC) ø	0.82	12-1-2017	13,745,000	13,745,000
Public Housing Capital Fund Trust I (Miscellaneous Revenue, HUD Insured) 144A	4.50	7-1-2022	9,843,626	10,322,124
Public Housing Capital Fund Trust II (Miscellaneous Revenue, HUD Insured) 144A	4.50	7-1-2022	2,968,722	3,086,818

				32,410,953

Pennsylvania: 7.22%
Allegheny County PA Airport Authority PFOTER Series 3965 (Airport Revenue, National Insured, Dexia Credit Local LIQ) ø	0.30	1-1-2020	2,795,000	2,795,000
Allegheny County PA Airport Authority Pittsburgh International Airport (Airport Revenue, FGIC Insured)	5.00	1-1-2017	2,500,000	2,649,950
Allegheny County PA IDA Carnegie Museums of Pittsburgh (Miscellaneous Revenue, Citizens Bank LOC) ø	0.12	8-1-2032	16,295,000	16,295,000
Allegheny County PA Series C-68 (GO)	5.00	11-1-2017	1,340,000	1,464,928
Beaver County PA IDA FirstEnergy Nuclear Series B (Industrial Development Revenue) ±	3.50	12-1-2035	4,300,000	4,431,365
Beaver County PA IDA Pollution Control Series A (Utilities Revenue) ±	2.70	4-1-2035	1,400,000	1,421,210
Delaware County PA Authority Elwyn Project (Housing Revenue)	4.00	6-1-2016	1,650,000	1,693,494
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.20	7-1-2019	2,560,000	2,568,627

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	29

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue, Ambac Insured)	5.50%	8-1-2018	$1,270,000	$1,411,224
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue)	5.75	7-1-2017	8,650,000	9,415,698
Delaware Valley PA Regional Finance Authority Series B (Miscellaneous Revenue, Bayerische Landesbank LOC) ø	0.26	6-1-2042	18,300,000	18,300,000
Delaware Valley PA Regional Finance Authority Series B (Miscellaneous Revenue, Ambac Insured)	5.60	7-1-2017	5,015,000	5,444,134
Erie PA Higher Education Building Authority Mercyhurst College Project (Education Revenue)	5.00	3-15-2018	1,075,000	1,143,048
Hempfield PA School District (GO) ±	0.48	8-1-2017	3,770,000	3,769,472
Lackawanna County PA Riverside School District Project (GO, Build America Mutual Assurance Company Insured)	4.00	10-15-2019	1,400,000	1,531,418
Lackawanna County PA Riverside School District Project (GO, Build America Mutual Assurance Company Insured)	4.00	10-15-2020	1,455,000	1,595,960
Manheim Township PA School District Series A (GO) ±	0.53	5-1-2025	4,700,000	4,693,185
Montgomery County PA IDA (Health Revenue, FHA Insured)	5.00	8-1-2015	2,495,000	2,505,279
Montgomery County PA IDA Albert Einstein Healthcare Network Issue Series A (Health Revenue)	5.00	1-15-2017	1,250,000	1,320,738
Montgomery County PA IDA Albert Einstein Healthcare Network Issue Series A (Health Revenue)	5.00	1-15-2018	1,000,000	1,077,930
Montgomery County PA IDA Albert Einstein Healthcare Network Issue Series A (Health Revenue)	5.00	1-15-2020	1,315,000	1,451,326
Montgomery County PA IDA Exelon Generation Company LLC (Industrial Development Revenue) ±	2.50	10-1-2030	40,795,000	40,703,619
Montgomery County PA IDA Peco Energy Company Project Series A (Industrial Development Revenue) ±	2.50	10-1-2030	30,000,000	29,932,800
Montgomery County PA IDA Peco Energy Company Project Series A (Industrial Development Revenue) ±	2.60	3-1-2034	1,925,000	1,916,646
Nazareth PA Area School District (GO) ±	0.65	2-1-2031	15,075,000	15,072,890
Northampton County PA General Purpose Hospital Authority St. Luke’s Hospital Project Series C (Health Revenue) ±	4.50	8-15-2032	1,425,000	1,479,022
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, Ambac Insured)	5.00	12-1-2015	1,675,000	1,696,021
Pennsylvania EDFA Pennsylvania Rapid Bridge Replacement Project (Industrial Development Revenue)	4.00	6-30-2018	6,675,000	7,110,143
Pennsylvania EDFA PPL Energy Supply LLC Series C (Utilities Revenue) ±	3.00	12-1-2037	5,000,000	5,014,050
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project (Resource Recovery Revenue) ±	0.40	6-1-2044	42,700,000	42,700,000
Pennsylvania EDFA Solid Waste Refunding Bond Republic Services Incorporated Project Series B (Resource Recovery Revenue) ±	0.33	12-1-2030	9,135,000	9,135,000
Pennsylvania EDFA Waste Management Incorporated Project (Resource Recovery Revenue) ±	0.42	8-1-2045	26,000,000	25,999,740
Pennsylvania HEFAR Foundation Indiana University PA Series A (Education Revenue, Syncora Guarantee Incorporated Insured) ±	0.63	7-1-2017	1,695,000	1,696,593
Pennsylvania HEFAR Temple University (Education Revenue, National Insured)	5.00	4-1-2020	770,000	797,166
Pennsylvania HEFAR Thomas Jefferson University Series B (Education Revenue) ø	0.50	9-1-2045	25,000,000	25,000,000
Pennsylvania Public School Building Project (Miscellaneous Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	0.54	6-1-2023	15,760,000	15,760,000
Pennsylvania Turnpike Commission Series A (Transportation Revenue) ±	0.67	12-1-2017	14,765,000	14,748,463
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	1.22	12-1-2019	18,150,000	18,432,959
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	1.34	12-1-2020	11,250,000	11,448,000

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Philadelphia PA Gas Works 10th Series 1998 General Ordinance (Utilities Revenue, AGM Insured)	5.00%	7-1-2019	$2,500,000	$2,822,075
Philadelphia PA Gas Works 17th Series 1975 General Ordinance (Utilities Revenue, AGM Insured)	5.38	7-1-2016	5,000,000	5,232,150
Philadelphia PA Gas Works 4th Series 1998 General Ordinance (Utilities Revenue, AGM Insured)	5.25	8-1-2015	1,150,000	1,154,715
Philadelphia PA Gas Works Refunding 8th-1998 General Ordinance Series A (Utilities Revenue)	5.00	8-1-2015	2,000,000	2,007,760
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	7-1-2015	1,500,000	1,500,135
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	7-1-2016	1,500,000	1,543,845
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	7-1-2018	8,385,000	9,005,406
Philadelphia PA Housing Authority Series A (Housing Revenue, AGM Insured)	5.25	12-1-2017	2,335,000	2,344,597
Philadelphia PA RDA Transformation Initiative (Miscellaneous Revenue)	5.00	4-15-2016	1,370,000	1,415,717
Philadelphia PA RDA Transformation Initiative (Miscellaneous Revenue)	5.00	4-15-2017	1,500,000	1,597,380
Philadelphia PA RDA Transformation Initiative Series B (Miscellaneous Revenue)	5.00	4-15-2019	2,000,000	2,235,040
Philadelphia PA RDA Transformation Initiative Series B (Miscellaneous Revenue)	5.00	4-15-2020	1,870,000	2,113,792
Philadelphia PA Refunding Bond Series A (GO, AGM Insured)	5.00	12-15-2015	1,315,000	1,343,128
Philadelphia PA School District Refunding Notes Series C (GO)	5.00	9-1-2019	5,945,000	6,674,214
Philadelphia PA School District Series A (GO)	4.00	9-1-2017	500,000	529,025
Philadelphia PA School District Series A (GO, Ambac Insured)	5.00	8-1-2015	10,105,000	10,146,127
Philadelphia PA School District Series A (GO, Ambac Insured)	5.00	8-1-2016	5,210,000	5,230,580
Philadelphia PA School District Series C (GO)	5.00	9-1-2017	1,500,000	1,619,055
Philadelphia PA School District Series D (GO)	5.00	9-1-2018	5,300,000	5,859,680
Philadelphia PA Series A (GO)	5.00	7-15-2017	1,000,000	1,080,930
Philadelphia PA Series A (GO)	5.00	7-15-2018	1,000,000	1,106,850
Philadelphia PA Series A (GO, AGM Insured)	5.00	8-1-2019	4,550,000	4,884,789
Pittsburgh PA Series A (GO)	4.00	9-1-2015	825,000	830,346
Pittsburgh PA Series A (GO)	4.00	9-1-2016	600,000	624,084
Reading PA Parking Authority CAB (Transportation Revenue, National Insured) ¤	0.00	11-15-2019	1,000,000	881,740
State Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue)	5.00	4-1-2016	2,855,000	2,951,385
State Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue)	5.00	4-1-2017	2,685,000	2,869,916
Susquehanna PA Regional Airport Authority Sub Series C (Airport Revenue)	3.00	1-1-2017	2,245,000	2,286,937
Warwick PA School District (GO)	4.00	2-15-2020	1,000,000	1,104,820
West Mifflin PA School District (GO, AGM Insured) %%	3.00	10-1-2016	715,000	732,703
West Mifflin PA School District (GO, AGM Insured) %%	3.00	10-1-2017	400,000	413,052
West Mifflin PA School District (GO, AGM Insured) %%	4.00	10-1-2017	410,000	432,423
West Mifflin PA School District (GO, AGM Insured) %%	5.00	10-1-2018	605,000	665,476
West Mifflin PA School District (GO, AGM Insured) %%	5.00	10-1-2019	750,000	836,880
Westmoreland County PA IDA Excela Health Project (Health Revenue)	4.00	7-1-2015	1,435,000	1,435,129
York County PA Refunding Bond (GO) ±	0.43	6-1-2033	15,130,000	15,093,991

				458,227,970

Puerto Rico: 1.33%
Puerto Rico Electric Power Authority Refunding Bond Series KK (Utilities Revenue, National Insured)	5.50	7-1-2016	25,690,000	25,304,650
Puerto Rico Electric Power Authority Refunding Bond Series LL (Utilities Revenue, National Insured)	5.50	7-1-2017	11,825,000	11,625,512

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	31

Security name	Interest rate	Maturity date	Principal	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority Refunding Bond Series SS (Utilities Revenue, National Insured)	4.25%	7-1-2017	$550,000	$532,802
Puerto Rico Government Development Bank Series 1985 (Miscellaneous Revenue, National Insured)	4.75	12-1-2015	23,470,000	23,499,338
Puerto Rico Highway & Transportation Authority Refunding Bond Series AA (Transportation Revenue, National Insured)	5.50	7-1-2017	7,885,000	7,727,300
Puerto Rico Highway & Transportation Authority Refunding Bond Series Z (Tax Revenue, National Insured)	6.25	7-1-2015	2,225,000	2,225,000
Puerto Rico Public Buildings Authority Government Facilities Refunding Bond Series F (Miscellaneous Revenue, CIFG Insured)	5.25	7-1-2017	10,200,000	9,894,000
Puerto Rico Public Improvement Refunding Bond Series A (Tax Revenue, National Insured)	5.50	7-1-2016	3,925,000	3,934,813

				84,743,415

Rhode Island: 0.40%
Rhode Island Health & Educational Building Corporation Hospital Financing Revenue Refunding Bonds Lifespan Obligated Group Issue Series A (Health Revenue, AGM Insured)	5.00	5-15-2018	4,300,000	4,441,599
Rhode Island Health & Educational Building Corporation Providence College (Education Revenue) %%	5.00	11-1-2018	265,000	295,764
Rhode Island Health & Educational Building Corporation Providence Public Schools Program Series A (Miscellaneous Revenue)	4.00	5-15-2016	3,015,000	3,097,279
Rhode Island Health & Educational Building Corporation Providence Public Schools Program Series A (Miscellaneous Revenue)	4.00	5-15-2017	1,500,000	1,576,665
Rhode Island Health & Educational Building Corporation Providence Public Schools Program Series A (Miscellaneous Revenue)	5.00	5-15-2019	1,000,000	1,109,750
Tobacco Settlement Financing Corporation Series A (Tobacco Revenue)	2.25	6-1-2041	14,975,000	14,977,546

				25,498,603

South Carolina: 0.14%
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2016	132,758	126,107
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2017	179,606	136,393
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2018	198,490	134,795
Piedmont SC Municipal Power Agency Unrefunded Balance 2004 Series A (Utilities Revenue, FGIC Insured)	6.50	1-1-2016	1,860,000	1,915,930
Scago SC Educational Facilities Corporation Calhoun School District Project (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2021	2,500,000	2,574,450
South Carolina Jobs EDA Brashier Charter LLC Project (Education Revenue, SunTrust Bank LOC) ø	0.26	12-1-2038	3,835,000	3,835,000

				8,722,675

Tennessee: 1.61%
Clarksville TN Natural Gas Acquisition Corporation (Utilities Revenue)	5.00	12-15-2016	3,230,000	3,404,485
Clarksville TN Natural Gas Acquisition Corporation (Utilities Revenue)	5.00	12-15-2017	1,330,000	1,433,886
Clarksville TN Water Sewer & Gas Refunding Bond (Water & Sewer Revenue)	4.00	2-1-2017	835,000	876,859
Knox County TN Health Educational & Housing Facilities Board University Health Systems Incorporated (Health Revenue)	5.00	4-1-2019	1,450,000	1,525,545
Memphis-Shelby County TN Airport Authority Series A1 (Airport Revenue)	5.75	7-1-2019	1,500,000	1,733,490
Memphis-Shelby County TN Airport Authority Series B (Airport Revenue)	5.38	7-1-2018	1,000,000	1,112,740
Memphis-Shelby County TN Airport Authority Series B (Airport Revenue)	5.50	7-1-2019	1,505,000	1,724,775
Memphis-Shelby County TN Industrial Development Board Boys & Girls Club Series A (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.26	1-1-2028	4,530,000	4,530,000

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Tennessee (continued)
Nashville TN Davidson County HEFA Vanderbilt University Series B (Education Revenue) ±	0.67%	10-1-2038	$10,000,000	$9,981,100
Shelby County TN Health Educational & Housing Facilities Series A (Health Revenue)	5.00	9-1-2015	2,750,000	2,771,890
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2015	19,040,000	19,174,803
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2016	7,330,000	7,652,373
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	5,440,000	5,885,917
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2018	3,300,000	3,657,753
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2019	6,225,000	6,990,488
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2017	14,000,000	14,787,640
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2018	8,895,000	9,629,727
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2019	5,110,000	5,609,962

				102,483,433

Texas: 12.03%
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue)	5.75	1-1-2017	500,000	533,860
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue) ±	3.00	1-1-2045	8,000,000	8,013,520
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2017	1,500,000	1,593,450
Central Texas Regional Mobility Authority Sub Lien (Transportation Revenue)	5.00	1-1-2016	250,000	254,265
Central Texas Regional Mobility Authority Sub Lien (Transportation Revenue)	5.00	1-1-2018	250,000	267,208
Central Texas Regional Mobility Authority Sub Lien (Transportation Revenue)	5.00	1-1-2019	750,000	814,875
Clear Creek TX Independent School District Series B (GO) ±	3.00	2-15-2032	3,750,000	3,950,288
Coastal Bend TX Health Facilities Development Corporation (Health Revenue, AGM Insured) ±	0.39	7-1-2031	50,000	50,000
Corpus Christi TX Utility System Revenue Junior Lien Series B (Water & Sewer Revenue) ±	2.00	7-15-2045	12,585,000	12,755,149
Cypress Fairbanks TX School District (GO)	4.25	2-15-2021	2,775,000	2,923,879
Cypress Fairbanks TX School District Series B-1 (GO) ±	3.00	2-15-2036	10,000,000	10,562,900
Dallas-Fort Worth TX International Airport Facilities Series 2001-A1 (Industrial Development Revenue)	6.15	1-1-2016	3,000,000	3,011,250
Denton TX Independent School District Series B (GO) ±	2.00	8-1-2044	39,075,000	39,819,770
Deutsche Bank SPEAR/LIFER Trust (Tax Revenue, Ambac Insured) 144Aø	0.79	9-1-2033	7,656,000	7,656,000
Eagle Mountain & Saginaw TX Independent School District (GO) ±	2.00	8-1-2050	12,150,000	12,347,681
Fort Bend Independent School District School Building Series B (Miscellaneous Revenue) ±	2.00	8-1-2040	12,000,000	12,227,880
Harris County TX Cultural Education Facilities Finance Corporation (Miscellaneous Revenue) ø	0.28	10-1-2045	15,000,000	15,000,000
Harris County TX Health Facilities Development Corporation Revenue (Health Revenue, Dexia Credit Local LIQ) 144A±	0.20	7-1-2027	3,940,000	3,940,000
Harris County TX Health Facilities Development Corporation Series A3 (Health Revenue, AGM Insured) ±	0.55	7-1-2031	18,975,000	18,975,000
Harris County TX Health Facilities Development Corporation Series A4 (Health Revenue, AGM Insured) ±	0.55	7-1-2031	17,150,000	17,150,000
Houston TX Airport System Revenue AMT Series B2 (Airport Revenue)	5.00	7-15-2020	9,500,000	10,155,500
Houston TX Airport System Revenue AMT Series C (Airport Revenue)	5.00	7-15-2020	7,000,000	7,387,240
Houston TX Higher Education Finance Corporation Refunding Bonds Rice University Series B (Education Revenue) ±	0.60	5-15-2048	20,000,000	20,043,600
Houston TX Independent School District Limited Tax (GO)	4.25	2-15-2021	5,075,000	5,343,924
Houston TX Independent School District School House Series A2R (GO) ±	4.00	6-1-2039	43,000,000	45,401,120

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	33

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Houston TX Utility System Revenue Series C (Water & Sewer Revenue) ±	0.67%	5-15-2034	$90,000,000	$90,243,900
Hutto TX Independent School District Series 2015 (GO) ±	3.00	2-1-2055	23,425,000	24,733,521
Laredo TX Public Property Finance Contractual Obligation (GO)	3.88	2-15-2018	2,090,000	2,209,924
Love Field TX Airport Modernization Corporation Southwest Airlines Company Project (Airport Revenue)	5.00	11-1-2016	5,000,000	5,239,750
Mansfield TX Independent School District (GO) ±	1.75	8-1-2042	8,255,000	8,376,183
North East TX Independent School District Series A (GO) ±	2.00	8-1-2042	30,000,000	30,521,700
North Texas Health Facilities Development Corporation United Regional Health Care System (Health Revenue, AGM Insured)	5.00	9-1-2017	850,000	918,111
North Texas Higher Education Authority Incorporated Student Loan Series 2 Class A (Education Revenue) ±	1.27	4-1-2037	8,995,000	8,995,360
North Texas Tollway Authority Refunding Bond Series A (Transportation Revenue) ±	0.87	1-1-2050	17,000,000	16,873,010
North Texas Tollway Authority Series A (Transportation Revenue)	5.00	1-1-2020	1,050,000	1,194,207
North Texas Tollway Authority Series A (Transportation Revenue)	5.00	1-1-2021	1,860,000	2,134,759
Northside TX Independent School District Building Project (GO) ±	1.65	8-1-2045	6,250,000	6,266,500
Northside TX Independent School District Building Project (GO) ±	2.00	8-1-2044	21,195,000	21,489,399
Northside TX Independent School District Series A (GO) ±	2.00	6-1-2039	2,640,000	2,674,241
Pasadena TX Independent School District Building Project Series B (GO) ±	3.00	2-15-2044	44,870,000	47,506,561
Pflugerville TX Independent School District Series A (GO) ±	2.00	8-15-2039	27,700,000	28,079,767
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series A (Resource Recovery Revenue) ø	0.20	12-1-2039	21,300,000	21,300,000
San Antonio TX Electric & Gas Revenue Junior Lien Series A (Utilities Revenue) ±	2.00	12-1-2027	20,320,000	20,711,973
San Antonio TX Electric & Gas Revenue Junior Lien Series B (Utilities Revenue) ±	0.45	2-1-2033	26,700,000	26,572,908
San Antonio TX Energy Acquisition Public Facility Corporation (Utilities Revenue)	5.25	8-1-2018	510,000	563,876
Tarrant County TX ECFA Hendrick Medical Center Group (Health Revenue)	5.00	9-1-2019	655,000	739,089
Tarrant County TX ECFA Hendrick Medical Center Group (Health Revenue)	5.00	9-1-2020	920,000	1,052,434
Tarrant County TX ECFA Hendrick Medical Center Group Edgemere Project Series B (Health Revenue)	5.00	11-15-2020	1,045,000	1,154,150
Texas Municipal Gas Acquisition & Supply Corporation II Series A (Utilities Revenue, JPMorgan Chase & Company Guaranteed) ±	0.89	9-15-2017	3,960,000	3,965,702
Texas Municipal Gas Acquisition & Supply Corporation II Series B (Utilities Revenue, JPMorgan Chase & Company Guaranteed)	0.54	9-15-2017	38,500,000	38,501,540
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2016	500,000	524,145
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2017	6,450,000	6,947,360
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2018	4,500,000	4,959,990
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2019	7,000,000	7,865,970
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series A (Utilities Revenue)	5.25	12-15-2017	1,745,000	1,891,755
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series B (Utilities Revenue) ±	0.74	12-15-2017	705,000	703,047
Texas PFA Assessment Unemployment Compensation Series B (Miscellaneous Revenue)	4.00	1-1-2018	14,000,000	14,503,300
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2017	4,000,000	4,300,240
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2018	3,395,000	3,701,670
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2019	2,375,000	2,628,413
Texas Transportation Commission State Highway Series B (Transportation Revenue, Banco Bilboa Vizcaya SPA) ø	0.29	4-1-2026	30,650,000	30,650,000

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Tomball TX Independent School District Series B2 (GO) ±	3.00%	2-15-2039	$10,000,000	$10,513,400
Walnut Creek TX Special Utility District (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	3.00	1-10-2017	405,000	417,276
Walnut Creek TX Special Utility District (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	4.00	1-10-2018	640,000	681,734
Walnut Creek TX Special Utility District (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	4.00	1-10-2019	1,010,000	1,092,315
Walnut Creek TX Special Utility District (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	4.00	1-10-2020	500,000	545,695

				764,123,234

Utah: 0.01%
Utah Charter School Finance Authority North Davis Preparatory (Education Revenue)	5.00	7-15-2015	180,000	180,140
Utah Charter School Finance Authority Summit Academy Series A (Education Revenue)	5.13	6-15-2017	630,000	650,229

				830,369

Vermont: 0.35%
Vermont Student Assistance Corporation Education Loan Revenue Series BCL-A1 (Education Revenue) ±	1.78	6-1-2022	22,371,681	22,372,576

Virgin Islands: 0.13%
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10-1-2016	7,500,000	7,799,550
Virgin Islands PFA Sub Matching Fund Loan Notes Series A (Tax Revenue)	5.00	10-1-2015	620,000	626,299

				8,425,849

Virginia: 0.20%
Charles City VA EDA Solid Waste Disposal Waste Management Incorporated (Resource Recovery Revenue) ±	1.60	8-1-2027	3,150,000	3,139,227
Gloucester County VA EDA Solid Waste Disposal Revenue Waste Management Services Series A (Resource Recovery Revenue) ±	1.60	9-1-2038	1,500,000	1,500,540
Greater Richmond VA Convention Center Authority Hotel Tax Revenue (Tax Revenue)	5.00	6-15-2019	1,250,000	1,422,013
Greater Richmond VA Convention Center Authority Hotel Tax Revenue (Tax Revenue)	5.00	6-15-2020	1,000,000	1,154,210
Marquis VA CDA CAB Series A (Tax Revenue) (i)	5.10	9-1-2036	2,169,000	1,860,004
Marquis VA CDA CAB Series C (Tax Revenue) ¤(i)	0.00	9-1-2041	3,493,000	456,605
Washington VA County IDA Series C (Health Revenue)	7.25	7-1-2019	2,610,000	2,884,285

				12,416,884

Washington: 0.22%
Port Bellingham WA Indevelopment Corporation BP West Coast Products LLC (Industrial Development Revenue)	5.00	1-1-2016	12,500,000	12,779,500
Port Kalama WA Series B (Airport Revenue)	5.25	12-1-2015	175,000	178,133
Washington Health Care Facilities Authority Series 2015 (Health Revenue)	5.00	7-1-2020	850,000	953,182

				13,910,815

West Virginia: 0.05%
West Virginia EDA PCR Appalachian Power Company Series D (Resource Recovery Revenue)	3.25	5-1-2019	2,745,000	2,869,513

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	35

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin: 0.89%
Franklin WI Waste Management Series A (Resource Recovery Revenue) ±	4.95%	11-1-2016	$1,800,000	$1,860,102
Johnson Creek WI School District BAN (Miscellaneous Revenue)	3.00	3-1-2020	2,550,000	2,619,360
Milwaukee WI RDA Public Schools Refunding Bond Series A (Miscellaneous Revenue)	5.00	8-1-2018	5,070,000	5,621,210
Milwaukee WI RDA Wisconsin Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	1.00	12-1-2038	1,530,000	1,530,000
Racine WI Elderly Housing Authority Wisconsin Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	1.00	10-1-2042	2,240,000	2,240,000
Wisconsin Airport Facilities PFA Senior Obligation Group Series B (Airport Revenue)	5.00	7-1-2022	10,630,000	11,654,201
Wisconsin HEFA Ascension Health Alliance Series B (Health Revenue) ±	4.00	11-15-2043	13,000,000	14,222,520
Wisconsin HEFA Medical College Incorporated (Health Revenue)	4.00	12-1-2015	1,310,000	1,327,711
Wisconsin HEFA Mercy Alliance Incorporated Project Series A (Health Revenue)	5.00	6-1-2019	3,145,000	3,256,490
Wisconsin HEFA Ministry Healthcare Series A (Health Revenue)	5.00	8-15-2015	1,750,000	1,760,430
Wisconsin HEFA Ministry Healthcare Series C (Health Revenue)	5.00	8-15-2016	500,000	524,945
Wisconsin HEFA Vernon Memorial Healthcare Incorporated (Health Revenue)	4.00	3-1-2016	100,000	102,073
Wisconsin HEFA Vernon Memorial Healthcare Incorporated (Health Revenue)	4.00	3-1-2017	200,000	208,834
Wisconsin HEFA Vernon Memorial Healthcare Incorporated (Health Revenue)	4.00	3-1-2018	300,000	317,046
Wisconsin HEFA Vernon Memorial Healthcare Incorporated (Health Revenue)	4.00	3-1-2019	300,000	319,299
Wisconsin HEFA Vernon Memorial Healthcare Incorporated (Health Revenue)	5.00	3-1-2020	200,000	221,624
Wisconsin HEFA Wheaton Franciscan Healthcare (Health Revenue)	5.25	8-15-2017	8,230,000	8,637,034

				56,422,879

Wyoming: 0.81%
Gillette WY Customized Purchase Pollution Control Series 1988 (Industrial Development Revenue) ø	0.32	1-1-2018	29,200,000	29,200,000
Lincoln County WY Refunding Bond (Industrial Development Revenue) ø	0.18	11-1-2024	7,530,000	7,530,000
Sweetwater County WY Pollution Control Refunding PacifiCorp Project Series A (Industrial Development Revenue) ø	0.32	1-1-2017	15,000,000	15,000,000

				51,730,000

Total Municipal Obligations (Cost $6,294,583,490)				6,303,041,825

Other: 1.22%
Nuveen California AMT-Free Municipal Income Fund, Institutional MuniFund Term Preferred Shares ±144A§	0.54	7-1-2018	3,000,000	2,980,950
Nuveen Dividend Advantage Municipal Fund 3, Institutional MuniFund Term Preferred Shares ±144A	0.82	10-1-2017	62,000,000	62,267,840
Nuveen Texas Quality Income Municipal Fund, Institutional MuniFund Term Preferred Shares ±144A	0.97	11-1-2018	12,000,000	12,063,360

Total Other (Cost $77,000,000)				77,312,150

	Yield		Shares
Short-Term Investments: 0.22%

Investment Companies: 0.22%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class ##(l)(u)	0.01		13,888,980	13,888,980

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities: 0.00%
U.S. Treasury Bill (z)#	0.01%	9-17-2015	$300,000	$300,002

Total Short-Term Investments (Cost $14,188,975)				14,188,982

Total investments in securities (Cost $6,385,772,465) *	100.68%	6,394,542,957
Other assets and liabilities, net	(0.68)	(43,442,439)

Total net assets	100.00%	$6,351,100,518

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¤	The security is issued in zero coupon form with no periodic interest payments.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

§	The security is subject to a demand feature which reduces the effective maturity.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $6,385,869,503 and unrealized gains (losses) consists of:

Gross unrealized gains	$35,495,589
Gross unrealized losses	(26,822,135)

Net unrealized gains	$8,673,454

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2015	Wells Fargo Advantage Short-Term Municipal Bond Fund	37

Assets
Investments
In unaffiliated securities, at value (cost $6,371,883,485)	$6,380,653,977
In affiliated securities, at value (cost $13,888,980)	13,888,980

Total investments, at value (cost $6,385,772,465)	6,394,542,957
Receivable for investments sold	13,152,076
Receivable for Fund shares sold	17,349,591
Receivable for interest	38,940,411
Prepaid expenses and other assets	43,751

Total assets	6,464,028,786

Liabilities
Dividends payable	1,077,503
Payable for investments purchased	83,555,327
Payable for Fund shares redeemed	19,108,677
Due to custodian bank	6,145,000
Advisory fee payable	902,825
Distribution fee payable	65,107
Administration fees payable	981,940
Accrued expenses and other liabilities	1,091,889

Total liabilities	112,928,268

Total net assets	$6,351,100,518

NET ASSETS CONSIST OF
Paid-in capital	$6,338,008,867
Undistributed net investment income	64,590
Accumulated net realized gains on investments	4,256,569
Net unrealized gains on investments	8,770,492

Total net assets	$6,351,100,518

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$2,228,977,069
Shares outstanding – Class A1	224,516,082
Net asset value per share – Class A	$9.93
Maximum offering price per share – Class A2	$10.13
Net assets – Class C	$103,146,270
Shares outstanding – Class C1	10,388,773
Net asset value per share – Class C	$9.93
Net assets – Administrator Class	$511,894,115
Shares outstanding – Administrator Class[1]	51,437,713
Net asset value per share – Administrator Class	$9.95
Net assets – Institutional Class	$1,895,712,621
Shares outstanding – Institutional Class[1]	190,601,027
Net asset value per share – Institutional Class	$9.95
Net assets – Investor Class	$1,611,370,443
Shares outstanding – Investor Class[1]	162,136,898
Net asset value per share – Investor Class	$9.94

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Short-Term Municipal Bond Fund	Statement of operations—year ended June 30, 2015

Investment income
Interest	$96,346,395
Income from affiliated securities	26,886

Total investment income	96,373,281

Expenses
Advisory fee	17,665,087
Administration fees
Fund level	3,086,414
Class A	3,275,019
Class C	192,595
Administrator Class	541,459
Institutional Class	1,395,647
Investor Class	3,824,241
Shareholder servicing fees
Class A	5,117,217
Class C	300,930
Administrator Class	1,291,695
Investor Class	5,026,777
Distribution fee
Class C	902,789
Custody and accounting fees	306,512
Professional fees	63,269
Registration fees	252,934
Shareholder report expenses	276,725
Trustees’ fees and expenses	12,352
Other fees and expenses	115,741

Total expenses	43,647,403
Less: Fee waivers and/or expense reimbursements	(6,833,694)

Net expenses	36,813,709

Net investment income	59,559,572

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	4,086,764
Futures transactions	371,770

Net realized gains on investments	4,458,534

Net change in unrealized gains (losses) on investments	(47,490,704)

Net realized and unrealized gains (losses) on investments	(43,032,170)

Net increase in net assets resulting from operations	$16,527,402

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Short-Term Municipal Bond Fund	39

	Year ended June 30, 2015		Year ended June 30, 2014

Operations
Net investment income		$59,559,572		$64,771,503
Net realized gains on investments		4,458,534		5,701,165
Net change in unrealized gains (losses) on investments		(47,490,704)		24,498,856

Net increase in net assets resulting from operations		16,527,402		94,971,524

Distributions to shareholders from
Net investment income
Class A		(18,228,640)		(18,675,535)
Class C		(168,307)		(518,543)
Administrator Class		(4,821,365)		(5,839,974)
Institutional Class		(19,067,395)		(16,704,019)
Investor Class		(17,268,417)		(23,038,738)
Net realized gains
Class A		(1,768,741)		(2,587,467)
Class C		(103,290)		(234,964)
Administrator Class		(424,465)		(797,395)
Institutional Class		(1,497,994)		(1,923,330)
Investor Class		(1,714,158)		(3,277,748)

Total distributions to shareholders		(65,062,772)		(73,597,713)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	100,470,523	1,002,622,059	128,625,256	1,282,963,182
Class C	652,931	6,524,656	1,436,098	14,314,949
Administrator Class	24,472,555	245,072,969	31,080,801	310,532,531
Institutional Class	146,967,678	1,470,629,417	103,979,031	1,038,468,961
Investor Class	43,428,997	434,388,748	82,009,263	818,375,358

		3,159,237,849		3,464,654,981

Reinvestment of distributions
Class A	1,932,583	19,296,238	2,083,546	20,777,536
Class C	23,645	236,105	65,245	650,119
Administrator Class	494,039	4,945,102	559,415	5,591,430
Institutional Class	1,063,590	10,639,180	909,417	9,084,984
Investor Class	1,840,275	18,395,287	2,503,485	24,987,779

		53,511,912		61,091,848

Payment for shares redeemed
Class A	(81,006,886)	(809,103,344)	(90,215,985)	(899,341,671)
Class C	(3,629,431)	(36,231,608)	(5,451,030)	(54,347,761)
Administrator Class	(29,948,664)	(300,075,428)	(30,045,886)	(299,945,869)
Institutional Class	(95,400,356)	(954,344,112)	(85,658,677)	(855,484,063)
Investor Class	(108,020,090)	(1,078,832,475)	(71,685,647)	(715,364,034)

		(3,178,586,967)		(2,824,483,398)

Net increase in net assets resulting from capital share transactions		34,162,794		701,263,431

Total increase (decrease) in net assets		(14,372,576)		722,637,242

Net assets
Beginning of period		6,365,473,094		5,642,835,852

End of period		$6,351,100,518		$6,365,473,094

Undistributed (overdistributed) net investment income		$64,590		$(164,034)

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage Short-Term Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.00	$9.97	$10.01	$9.94	$9.88
Net investment income	0.09	0.11	0.11	0.19	0.25
Net realized and unrealized gains (losses) on investments	(0.06)	0.05	0.00 [1]	0.08	0.07

Total from investment operations	0.03	0.16	0.11	0.27	0.32
Distributions to shareholders from
Net investment income	(0.09)	(0.11)	(0.11)	(0.19)	(0.25)
Net realized gains	(0.01)	(0.02)	(0.04)	(0.01)	(0.01)

Total distributions to shareholders	(0.10)	(0.13)	(0.15)	(0.20)	(0.26)
Net asset value, end of period	$9.93	$10.00	$9.97	$10.01	$9.94
Total return[2]	0.27%	1.55%	1.07%	2.77%	3.21%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.76%	0.77%	0.78%	0.79%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.89%	1.08%	1.10%	1.91%	2.48%
Supplemental data
Portfolio turnover rate	24%[3]	28%[3]	39%[3]	72%	75%
Net assets, end of period (000s omitted)	$2,228,977	$2,031,798	$1,620,994	$1,467,816	$1,027,653

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term Municipal Bond Fund	41

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.00	$9.97	$10.01	$9.94	$9.89
Net investment income	0.01	0.03	0.04	0.12	0.17
Net realized and unrealized gains (losses) on investments	(0.06)	0.05	0.00 [1]	0.08	0.06

Total from investment operations	(0.05)	0.08	0.04	0.20	0.23
Distributions to shareholders from
Net investment income	(0.01)	(0.03)	(0.04)	(0.12)	(0.17)
Net realized gains	(0.01)	(0.02)	(0.04)	(0.01)	(0.01)

Total distributions to shareholders	(0.02)	(0.05)	(0.08)	(0.13)	(0.18)
Net asset value, end of period	$9.93	$10.00	$9.97	$10.01	$9.94
Total return[2]	(0.48)%	0.79%	0.32%	2.01%	2.34%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.51%	1.52%	1.53%	1.54%
Net expenses	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income	0.14%	0.34%	0.37%	1.18%	1.74%
Supplemental data
Portfolio turnover rate	24%[3]	28%[3]	39%[3]	72%	75%
Net assets, end of period (000s omitted)	$103,146	$133,463	$172,364	$211,286	$201,870

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage Short-Term Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$10.03	$9.99	$10.03	$9.96	$9.94
Net investment income	0.09	0.11	0.11	0.19	0.23
Net realized and unrealized gains (losses) on investments	(0.07)	0.06	0.00 [2]	0.08	0.03

Total from investment operations	0.02	0.17	0.11	0.27	0.26
Distributions to shareholders from
Net investment income	(0.09)	(0.11)	(0.11)	(0.19)	(0.23)
Net realized gains	(0.01)	(0.02)	(0.04)	(0.01)	(0.01)

Total distributions to shareholders	(0.10)	(0.13)	(0.15)	(0.20)	(0.24)
Net asset value, end of period	$9.95	$10.03	$9.99	$10.03	$9.96
Total return[3]	0.17%	1.65%	1.07%	2.77%	2.58%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.70%	0.71%	0.72%	0.65%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.89%	1.08%	1.07%	1.82%	2.56%
Supplemental data
Portfolio turnover rate	24%[4]	28%[4]	39%[4]	72%	75%
Net assets, end of period (000s omitted)	$511,894	$565,737	$547,806	$201,225	$61,238

[1]	For the period from July 30, 2010 (commencement of class operations) to June 30, 2011

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

[4]	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Short-Term Municipal Bond Fund	43

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.02	$9.99	$10.02	$9.96	$9.90
Net investment income	0.11	0.13	0.13	0.21	0.27
Net realized and unrealized gains (losses) on investments	(0.06)	0.05	0.01	0.07	0.07

Total from investment operations	0.05	0.18	0.14	0.28	0.34
Distributions to shareholders from
Net investment income	(0.11)	(0.13)	(0.13)	(0.21)	(0.27)
Net realized gains	(0.01)	(0.02)	(0.04)	(0.01)	(0.01)

Total distributions to shareholders	(0.12)	(0.15)	(0.17)	(0.22)	(0.28)
Net asset value, end of period	$9.95	$10.02	$9.99	$10.02	$9.96
Total return	0.47%	1.75%	1.37%	2.88%	3.41%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.43%	0.45%	0.45%	0.46%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.09%	1.29%	1.30%	2.10%	2.70%
Supplemental data
Portfolio turnover rate	24%[1]	28%[1]	39%[1]	72%	75%
Net assets, end of period (000s omitted)	$1,895,713	$1,382,576	$1,185,687	$935,583	$703,955

[1]	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Short-Term Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.01	$9.98	$10.02	$9.95	$9.90
Net investment income	0.09	0.11	0.11	0.19	0.24
Net realized and unrealized gains (losses) on investments	(0.06)	0.05	0.00 [1]	0.08	0.06

Total from investment operations	0.03	0.16	0.11	0.27	0.30
Distributions to shareholders from
Net investment income	(0.09)	(0.11)	(0.11)	(0.19)	(0.24)
Net realized gains	(0.01)	(0.02)	(0.04)	(0.01)	(0.01)

Total distributions to shareholders	(0.10)	(0.13)	(0.15)	(0.20)	(0.25)
Net asset value, end of period	$9.94	$10.01	$9.98	$10.02	$9.95
Total return	0.24%	1.52%	1.04%	2.74%	3.07%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.79%	0.80%	0.81%	0.82%
Net expenses	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	0.86%	1.06%	1.07%	1.89%	2.45%
Supplemental data
Portfolio turnover rate	24%[2]	28%[2]	39%[2]	72%	75%
Net assets, end of period (000s omitted)	$1,611,370	$2,251,899	$2,115,985	$2,058,375	$1,783,805

[1]	Amount is less than $0.005.

[2]	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Short-Term Municipal Bond Fund	45

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Short-Term Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

46	Wells Fargo Advantage Short-Term Municipal Bond Fund	Notes to financial statements

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$223,176	$(223,176)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Notes to financial statements	Wells Fargo Advantage Short-Term Municipal Bond Fund	47
■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$6,262,598,450	$40,443,375	$6,303,041,825

Other	0	77,312,150	0	77,312,150

Short-term investments
Investment companies	13,888,980			13,888,980
U.S. Treasury securities	300,002	0	0	300,002
Total assets	$14,188,982	$6,339,910,600	$40,443,375	$6,394,542,957

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.225% as the average daily net assets of the Fund increase. For the year ended June 30, 2015, the advisory fee was equivalent to an annual rate of 0.27% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

48	Wells Fargo Advantage Short-Term Municipal Bond Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.60% for Class A shares, 1.35% for Class C shares, 0.60% for Administrator Class shares, 0.40% for Institutional Class shares, and 0.63% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2015, Funds Distributor received $6,046 from the sale of Class A shares and $279 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2015 were $2,248,980,547 and $1,137,996,700 respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2015, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2015, the Fund did not have any open futures contracts. The Fund had an average notional amount of $11,842,035 in short futures contracts during the year ended June 30, 2015.

The realized gains and change in unrealized gains (losses) on futures contracts, if any, are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2015, the Fund paid $7,056 in commitment fees.

For the year ended June 30, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	Year ended June 30
	2015	2014
Ordinary income	$3,350,823	$1,469,183
Tax-exempt income	59,554,124	64,776,809
Long-term capital gain	2,157,825	7,351,721

Notes to financial statements	Wells Fargo Advantage Short-Term Municipal Bond Fund	49

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains
$2,616,062	$1,158,878	$1,737,546	$8,673,454

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

50	Wells Fargo Advantage Short-Term Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Short-Term Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Short-Term Municipal Bond Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

Other information (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	51

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $2,157,825 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2015.

For the fiscal year ended June 30, 2015, $3,350,823 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2015.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

52	Wells Fargo Advantage Short-Term Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	53

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

54	Wells Fargo Advantage Short-Term Municipal Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Short-Term Municipal Bond Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement applicable to Fund-level administrative services (the “Administration Agreement”). The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

Other information (unaudited)	Wells Fargo Advantage Short-Term Municipal Bond Fund	55

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Barclays 1-3 Year Composite Municipal Bond Index, for all periods under review except the first quarter of 2015.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to increase the net operating expense ratio caps for Class A and Class C, and to convert the Investor Class shares into Class A shares. In accepting the proposed new net operating expense ratio caps, the Board noted that the Fund’s new net operating expense ratios would still be lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

56	Wells Fargo Advantage Short-Term Municipal Bond Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management and the Sub-Adviser, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole.

Funds Management and the Sub-Adviser explained the methodologies and estimates that they used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or the Sub-Adviser to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Short-Term Municipal Bond Fund	57

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235277 08-15 A256/AR256 06-15

Wells Fargo Advantage

Strategic Municipal Bond Fund

Annual Report

June 30, 2015

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The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Strategic Municipal Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Strategic Municipal Bond Fund for the 12-month period that ended June 30, 2015. The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate. Ten-year municipal yields declined in the first half of the reporting period and then retraced their path higher in the second half; shorter-term yields rose modestly. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, returned 3.0% during the 12-month reporting period.

Monetary policy was accommodative, and economic growth was moderate.

The Fed kept its key interest rate near zero in order to support the economy and the financial system. It ended its quantitative easing program in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate in 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB expanded its quantitative easing program to include the purchase of eurozone government bonds. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

U.S. economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.3% as of June 2015, and inflation remained below the Fed’s longer-run objective of a 2% pace. The period was also marked by dramatically lower oil prices, which fell from more than $90 per barrel at the beginning of the period to below $50 per barrel in early 2015 before stabilizing near $60 per barrel at the end of June 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured states and municipalities with oil-dependent economies.

Supply and demand technical factors supported municipals.

Demand for municipal debt, as measured by cash flows to mutual funds, was positive for the reporting period. Inflows of more than $25 billion occurred during the first 10 months of the reporting period, but investor demand waned in May and June 2015 as nearly $2 billion in municipal fund redemptions took place alongside higher yields and lower bond prices. On the supply side, refunding outpaced new issuance for capital projects. After several years of negative net new supply, issuance in the first half of 2015 was on track for positive net supply as municipalities both seek to refinance outstanding bonds ahead of higher interest rates and cannot defer necessary capital investments.

Municipal credit fundamentals were solid.

Although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. The state of New Jersey, state of Illinois, and various Chicago credits were downgraded multiple notches due to growing fiscal strains from underfunded pension and other post-employment-benefit liabilities. We believe each issuer has the ability to resolve its financial situation but so far has lacked the political will to do so. Puerto Rico, whose debt is now rated below

[1]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	3

investment grade, continued to struggle to regain its financial footing. Detroit exited its bankruptcy in December 2014, about one-and-a half years after it entered Chapter 9 bankruptcy.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate-debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Strategic Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from regular federal income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

Robert J. Miller

Average annual total returns1 (%) as of June 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (VMPAX)	12-1-1994	(4.01)	2.07	2.63	0.56	3.02	3.10	0.83	0.82
Class B (VMPIX)*	3-21-1985	(5.02)	1.88	2.56	(0.08)	2.25	2.56	1.58	1.57
Class C (DHICX)	8-18-1997	(1.08)	2.26	2.34	(0.08)	2.26	2.34	1.58	1.57
Administrator Class (VMPYX)	10-6-1997	–	–	–	0.80	3.19	3.31	0.77	0.68
Institutional Class (STRIX)	11-30-2012	–	–	–	0.89	3.30	3.36	0.50	0.48
Barclays Short-Intermediate Municipal Bond Index[4]	–	–	–	–	1.48	2.90	3.70	–	–

*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	5

Growth of $10,000 investment[5] as of June 30, 2015

[1]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Strategic Municipal Bond Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has contractually committed through October 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Barclays Short-Intermediate Municipal Bond Index is a rules-based, market-value-weighted index composed of publicly traded municipal bonds that cover the U.S. dollar-denominated short-term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Short-Intermediate Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality and credit quality ratings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Strategic Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays Short-Intermediate Municipal Bond Index, for the 12-month period that ended June 30, 2015.

■	The Fund’s conservative duration, relative to the index, detracted from performance as rates moved lower during the early part of the reporting period. However, this helped performance in the last three months of the period as rates trended higher. We recently extended duration but remained short relative to our benchmark.

■	Allocations to lower-quality bonds contributed to results because credit spreads narrowed and also provided a higher level of income. While we continue to like credit sectors from a longer-term perspective, within certain sectors we believe higher-quality bonds look more attractive.

■	The Fund was overweight Illinois and New Jersey holdings, which underperformed during the period and detracted from results. Within the revenue sector, health care bonds and industrial development revenue/pollution control revenue (IDR/PCR) bonds did well. The Fund had limited exposure to health care and an overweight to IDRs/PCRs. An underweight to prerefunded bonds also aided results.

Credit quality[6] as of June 30, 2015

The Fund’s duration hurt early in the period but helped later as rates rose.

Because we expected the U.S. economy to improve, we positioned the Fund for higher rates, a flatter yield curve, and the outperformance of lower-quality securities. The start of quantitative easing in Europe, however, brought global interest rates down sharply and U.S. rates followed. The Fund’s short duration positioning hurt performance early in the period but helped when rates moved higher later in the period. In late 2014 and early 2015, we purchased several high-quality bonds in the 10- to 15-year part of the curve to spend some of the cash we had accumulated. To hedge our increased rate risk, we sold Treasury futures. Municipal yields relative to Treasury yields looked very attractive. While our hedge worked, when rates moved higher, the 10- to 15-year part of the municipal curve underperformed. Later in the period, we felt the outlook for U.S. rates had become less clear and we started to remove our interest-rate hedges. This lengthened the Fund’s duration from about 1.6 to 2.9 years.

Effective maturity distribution[7] as of June 30, 2015

Lower-quality bonds performed well, but credit research remained crucial.

Improved credit fundamentals and positive flows into longer-term and lower-quality municipal mutual funds caused credit spreads to narrow during the period. The biggest beneficiaries tended to be the lowest-quality bonds with the highest spreads. The Fund was overweight lower-quality bonds during the period, which was positive, but we had avoided lower-quality health care and tobacco bonds due to our concerns about these sectors from a longer-term perspective. The Fund held IDRs/PCRs, which benefited from stronger corporate-credit fundamentals, and education bonds, including charter schools.

From a state perspective, we started the period with an overweight to Illinois and added to our exposure when spreads widened in the second half of the year. While the Fund holds city of Chicago, Chicago Board of Education, and state of Illinois general obligation (GO) bonds, its positions are diversified throughout the state. From our perspective, the credit picture in Illinois looks similar to California before it got its financial house in order, but Illinois-related credit spreads are

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	7

even wider compared with spreads in almost all other parts of the market. Downgrades in California eventually created the political will to make the necessary fiscal changes and, combined with an improving economy, ultimately led to credit upgrades and tighter spreads. We believe the process of political and fiscal reform is beginning in Illinois, and because its economy is both growing and diversified, the backdrop for improvement exists.

We selectively added exposure within the state of New Jersey during the period. The state has a similar credit profile to Illinois, but historically, credit spreads were much tighter and we felt we were not getting paid enough to own the credit. That changed during the period when New Jersey became one of the worst-performing credits, its spreads widened similar to Illinois’, and we believed it represented value. We had minimal exposure to Puerto Rico debt because of its weak economy and complicated regulatory picture

While the Fund’s average credit quality did not change materially, we increased exposure to AAA-rated, AA-rated, and A-rated bonds and decreased exposure to BBB-rated, high-yield, and nonrated bonds. From a sector perspective, we increased exposure to both state and local GOs and decreased our exposure to revenue bonds. We remain overweight revenue bonds and local GOs, but we are still underweight state GOs.

Global uncertainty and increased volatility will drive investment decisions.

Going forward, the interest-rate environment has become less clear. While rates could move modestly higher, we believe continued global turmoil could push increases to the federal funds rate further into the future. While increased volatility means we want to hold more cash and highly liquid investments for defensive purposes, it also means more opportunities will present themselves. Our total return approach, combined with a relative-value bias, will cause us to adjust the Fund’s positioning as market conditions change.

Please see footnotes on page 5.

8	Wells Fargo Advantage Strategic Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$995.92	$4.01	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.78	$4.06	0.81%
Class B
Actual	$1,000.00	$992.20	$7.71	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.06	$7.80	1.56%
Class C
Actual	$1,000.00	$993.37	$7.71	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.06	$7.80	1.56%
Administrator Class
Actual	$1,000.00	$996.55	$3.37	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%
Institutional Class
Actual	$1,000.00	$997.55	$2.38	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Strategic Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 100.48%

Alabama: 0.53%
Chatom AL Industrial Development Board Solid Waste Disposal (Utilities Revenue)	4.00%	8-1-2016	$1,875,000	$1,935,694
Jefferson County AL Warrants Series A (GO)	4.90	4-1-2021	6,260,000	6,684,365

				8,620,059

Alaska: 0.28%
Valdez AK Marine Terminal BP Pipelines Project Series 2003B (Industrial Development Revenue)	5.00	1-1-2021	4,000,000	4,570,800

Arizona: 1.81%
Arizona Navajo Tribal Utility Authority (Miscellaneous Revenue, AGM Insured)	4.00	1-1-2021	4,043,000	4,142,337
Arizona Sports & Tourism Authority Multipurpose Stadium Facility Project Series A (Tax Revenue)	4.00	7-1-2017	900,000	948,618
Florence AZ IDA Legacy Traditional School Project (Education Revenue)	4.00	7-1-2018	410,000	417,319
Phoenix AZ IDA (Industrial Development Revenue)	3.00	2-1-2016	425,000	426,989
Phoenix AZ IDA (Industrial Development Revenue)	5.00	2-1-2017	2,845,000	2,958,942
Phoenix AZ IDA Great Hearts Academies Project (Education Revenue)	5.20	7-1-2022	735,000	762,114
Phoenix AZ IDA Guam Facilities Foundation Incorporate Project (Industrial Development Revenue)	5.00	2-1-2018	1,795,000	1,887,299
Phoenix AZ IDA Legacy Traditional School Project Series 2015 (Education Revenue) 144A	3.00	7-1-2020	590,000	587,557
Phoenix AZ IDA Legacy Traditional School Project Series 2015 (Education Revenue) 144A	4.00	7-1-2025	2,225,000	2,219,549
Phoenix AZ IDA Legacy Traditional School Project Series A (Education Revenue) 144A	5.75	7-1-2024	1,400,000	1,522,962
Pima County AZ IDA New Plan Learning Project Series A (Education Revenue)	7.75	7-1-2035	1,000,000	980,620
Pima County AZ IDA New Plan Learning Project Series A (Education Revenue)	8.13	7-1-2041	3,000,000	2,938,440
Pima County AZ IDA Noah Webster Schools Project Series A (Education Revenue)	5.50	12-15-2023	1,070,000	1,155,493
Pima County AZ Industrial Development Revenue Charter School (Education Revenue)	4.00	7-1-2016	395,000	399,614
Pima County AZ Industrial Development Revenue Charter School (Education Revenue)	4.00	7-1-2017	1,130,000	1,154,013
Salt Verde AZ Financial Corporation Project (Utilities Revenue)	5.25	12-1-2020	1,565,000	1,792,082
Tempe AZ IDA Friendship Village Series A (Health Revenue)	4.00	12-1-2017	220,000	226,965
Tempe AZ IDA Friendship Village Series A (Health Revenue)	5.00	12-1-2018	800,000	858,888
University of Arizona Medical Center Corporation (Health Revenue)	5.00	7-1-2015	1,660,000	1,660,216
Verrado AZ Community Facilities District #1 Series A (GO) 144A	4.25	7-15-2019	1,320,000	1,354,492
Verrado AZ Community Facilities District #1 Series A (GO) 144A	5.00	7-15-2020	700,000	743,148
Verrado AZ Community Facilities District #1 Series A (GO) 144A	5.00	7-15-2021	500,000	533,500

				29,671,157

Arkansas: 0.01%
Fort Smith AR Sales & Use Tax Improvement Bonds (Tax Revenue)	2.38	5-1-2027	240,000	240,434

California: 7.12%
Alameda CA Corridor Transportation Authority CAB Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2017	2,085,000	2,014,610
Anaheim CA PFA CAB (Miscellaneous Revenue, AGM Insured) ¤	0.00	9-1-2023	1,600,000	1,246,448
California Bay Area Toll Authority Toll Bridge Revenue Series E-3 (Transportation Revenue) ±	0.77	4-1-2047	11,600,000	11,556,964
California CDA Tender Option Bond Trust Receipts Series ZF0199 (Health Revenue, JPMorgan Chase & Company LIQ) 144A ø	0.22	10-1-2020	6,050,000	6,050,000

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California Golden State Tobacco Securitization Series 2954 (Tobacco Revenue, Morgan Stanley Bank LIQ) 144A ø	0.62%	6-1-2047	$25,000,000	$25,000,000
California Infrastructure & Economic Development Bank Colburn School Series B (Education Revenue) ±	1.26	8-1-2037	6,325,000	6,337,587
California Infrastructure & Economic Development Bank Museum Art Project Series A (Miscellaneous Revenue) ±	1.88	12-1-2037	3,000,000	3,089,790
California PCFA Refunding Bond Pacific Gas & Electric Company Series D (Industrial Development Revenue, FGIC Insured)	4.75	12-1-2023	1,515,000	1,598,431
California PCFA Solid Waste Disposal Series A (Resource Recovery Revenue)	5.00	1-1-2022	3,765,000	3,913,077
California PFOTER 4369 (GO, AGM Insured, Dexia Credit Local LIQ) ø	0.25	8-1-2032	10,550,000	10,550,000
California Public Works Board Lease Community College Project Series B (Miscellaneous Revenue, Ambac Insured)	5.63	3-1-2016	100,000	101,582
California Public Works Board Lease Revenue Bond California State University Project Series C (Miscellaneous Revenue, National Insured)	5.38	10-1-2016	500,000	502,120
California Public Works Board Lease Revenue Bond California State University Project Series C (Miscellaneous Revenue, National Insured)	5.40	10-1-2022	700,000	702,940
California Series B (GO) ±	0.97	5-1-2018	3,000,000	3,024,810
California Statewide CDA Revenue Eskaton Properties Incorporated (Health Revenue)	5.00	11-15-2017	1,130,000	1,212,117
California Statewide CDA Revenue Eskaton Properties Incorporated (Health Revenue)	5.00	11-15-2018	1,060,000	1,157,456
California Student Education Loan Marketing Corporation Series IV-D1 (Education Revenue)	5.88	1-1-2018	2,370,000	2,366,469
California Various Purpose Bonds (Miscellaneous Revenue)	6.25	10-1-2019	15,000	15,229
Delhi CA Unified School District CAB (GO, Ambac Insured) ¤	0.00	8-1-2019	2,500,000	2,135,525
Downey CA School Facilities Financing Authority PFOTER Series 4066 (Miscellaneous Revenue, National Insured, Dexia Credit Local LIQ) ø	0.20	8-1-2025	3,935,000	3,935,000
Grossmont CA Deutsche Bank SPEAR/LIFER Trust Series DBE 649 (GO, National Insured, Deutsche Bank LIQ) 144Aø	0.23	6-1-2031	9,396,000	9,396,000
Inland Valley CA Development Agency Series C (Tax Revenue) ±	4.50	3-1-2041	4,300,000	4,421,690
Los Angeles County CA Schools Regionalized Business Services CAB Series A (Miscellaneous Revenue, Ambac Insured) ¤	0.00	8-1-2016	1,945,000	1,915,183
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.90	7-1-2027	11,805,000	10,576,690
Palmdale CA Civic Authority Civic Center Refinancing Series A (Tax Revenue, National Insured)	5.60	7-1-2015	35,000	35,004
San Buenaventura CA Community Memorial Health System (Health Revenue)	5.25	12-1-2017	1,455,000	1,562,234
San Buenaventura CA Community Memorial Health System (Health Revenue)	5.75	12-1-2018	2,110,000	2,340,897

				116,757,853

Colorado: 0.51%
Colorado ECFA Rocky Mountain Classical Academy Project (Education Revenue)	6.38	9-1-2023	2,310,000	2,325,061
Colorado Health Facilities Authority Evangelical Lutheran Good Samaritan Project (Health Revenue)	5.25	6-1-2024	3,380,000	3,473,626
Colorado Health Facilities Authority Total Long Term Care Incorporated (Health Revenue)	4.25	11-15-2015	150,000	151,109
University of Colorado Enterprise System PFOTER Series 3840 (Education Revenue, National Insured, Dexia Credit Local LIQ) ø	0.19	6-1-2025	2,400,000	2,400,000

				8,349,796

Connecticut: 2.79%
Connecticut Economic Recovery Notes Series A-2 (GO) ø	0.30	1-1-2017	5,000,000	5,000,000
Connecticut Economic Recovery Notes Series A-4 (GO) ø	0.33	1-1-2018	10,000,000	10,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Strategic Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Connecticut (continued)
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	5.00%	7-1-2017	$1,070,000	$1,152,219
Connecticut HEFA Bridgeport Hospital Series D (Health Revenue)	5.00	7-1-2020	500,000	570,185
Connecticut Series A (GO) ±	0.82	3-1-2021	4,365,000	4,321,132
Connecticut Series A (GO) ±	0.95	4-15-2018	5,000,000	5,020,700
Connecticut Series A (GO) ±	0.99	5-15-2018	2,000,000	2,003,880
Connecticut Series A (GO) ±	1.32	4-15-2020	7,000,000	7,117,530
Connecticut Series A (GO) ±	1.42	3-1-2019	4,050,000	4,050,324
Connecticut Series D (GO) ±	0.84	9-15-2018	1,000,000	1,001,320
Connecticut Series D (GO) ±	0.99	9-15-2019	3,345,000	3,362,060
Hamden CT Refunding Bond (GO)	5.00	8-15-2019	1,835,000	2,049,401

				45,648,751

Delaware: 0.12%
Delaware EDA Odyssey Charter School Project Series A (Education Revenue) 144A	6.25	9-1-2025	2,035,000	2,009,237

District of Columbia: 0.37%
District of Columbia American College of Cardiology (Education Revenue, SunTrust Bank LOC) ø	0.26	6-1-2040	6,000,000	6,000,000

Florida: 4.42%
Brevard County FL Space Coast Infrastructure Agency I-95 Project (Industrial Development Revenue)	4.00	6-15-2018	5,000,000	5,301,300
Florida Cityplace Community Development District Special Assessment Revenue (Miscellaneous Revenue)	5.00	5-1-2017	500,000	528,920
Florida Cityplace Community Development District Special Assessment Revenue (Miscellaneous Revenue)	5.00	5-1-2018	1,375,000	1,483,295
Florida Correctional Privatization Commission Certificate of Participation 350 Bed Youthful Polk County Series B (Miscellaneous Revenue, Ambac Insured)	5.00	8-1-2017	40,000	40,163
Florida Mid-Bay Bridge Authority Series A (Transportation Revenue, Ambac Insured)	5.95	10-1-2022	1,400,000	1,420,048
Florida Mid-Bay Bridge Authority Series B (Transportation Revenue)	5.00	10-1-2016	2,000,000	2,109,760
Florida Municipal Loan Council Series A (Miscellaneous Revenue, National Insured)	5.25	11-1-2015	130,000	130,510
Florida Village Community Development District #10 Special Assignment (Miscellaneous Revenue)	5.13	5-1-2024	4,260,000	4,780,274
Lakeland FL Hospital System Lakeland Regional Health System (Health Revenue)	5.00	11-15-2022	4,495,000	5,052,874
Manatee County FL HFA SFHR Series A (Housing Revenue, GNMA/FNMA Insured)	6.57	5-1-2039	15,000	15,801
Miami FL Special Obligation (Miscellaneous Revenue, AGM Insured)	5.00	2-1-2017	1,000,000	1,063,810
Miami-Dade County FL School Board Certificate of Participation Series 3 (Miscellaneous Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.45	9-25-2024	7,280,000	7,280,000
Miami-Dade County FL School Board Certificate of Participation Series 4 (Miscellaneous Revenue, Dexia Credit Local LOC, Dexia Credit Local LIQ) 144Aø	0.45	9-25-2024	7,285,000	7,285,000
Miami-Dade County FL School Board Certificate of Participation Series 5 (Miscellaneous Revenue, Dexia Credit Local LOC, FGIC Insured, Dexia Credit Local LIQ) 144Aø	0.48	5-1-2037	5,000,000	5,000,000
Miami-Dade County FL School Board Certificate of Participation Series A (Miscellaneous Revenue) ±	5.00	8-1-2021	4,310,000	4,450,894
Orange County FL IDA Various Central Florida Kidney Centers (Industrial Development Revenue, SunTrust Bank LOC) ø	0.26	12-1-2020	1,000,000	1,000,000
Orange County FL Tourist Development Tax (Miscellaneous Revenue, Ambac/MBIA Insured)	6.00	10-1-2016	110,000	113,447
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.33	8-1-2029	18,045,000	18,045,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Seminole Tribe of Florida Special Obligation Series A (Miscellaneous Revenue) 144A	5.50%	10-1-2024	$500,000	$530,490
Sumter County FL Village Community Development District #5 Special Assessment Revenue Bond Phase I (Miscellaneous Revenue)	3.00	5-1-2016	770,000	778,455
Sumter County FL Village Community Development District #5 Special Assessment Revenue Bond Phase I (Miscellaneous Revenue)	3.00	5-1-2017	555,000	566,261
Sumter County FL Village Community Development District #5 Special Assessment Revenue Bond Phase I (Miscellaneous Revenue)	3.00	5-1-2018	575,000	589,645
Sumter County FL Village Community Development District #5 Special Assessment Revenue Bond Phase II (Miscellaneous Revenue)	3.00	5-1-2017	795,000	811,131
Sumter County FL Village Community Development District #5 Special Assessment Revenue Bond Phase II (Miscellaneous Revenue)	3.00	5-1-2018	820,000	840,885
Volusia County FL School Board (Tax Revenue, AGM Insured)	5.00	10-1-2016	3,055,000	3,187,129

				72,405,092

Georgia: 1.33%
Atlanta GA Water & Wastewater Project Series A-1 (Water & Sewer Revenue) ±	1.63	11-1-2038	5,000,000	5,135,750
Burke County GA Development Authority Georgia Power Company Vogtle Plant Project (Industrial Development Revenue) ±	1.75	12-1-2049	2,000,000	2,020,800
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series A (Utilities Revenue) ±	2.40	1-1-2040	5,720,000	5,767,304
Cherokee County GA Water & Sewage Authority (Water & Sewer Revenue, National Insured)	6.90	8-1-2018	5,000	5,027
Gainesville & Hall County GA Hospital Authority Health System Project Series B (Health Revenue) ±	1.03	8-15-2035	6,000,000	5,952,060
Georgia Private Colleges & Universities Authority (Education Revenue)	5.00	10-1-2019	1,325,000	1,496,627
Georgia Road & Tollway Authority I-75 S Express Lanes Project Series A (Transportation Revenue) 144A¤	0.00	6-1-2024	2,500,000	1,471,925

				21,849,493

Guam: 0.15%
Guam Government Waterworks Authority Water & Wastewater System (Water & Sewer Revenue)	4.00	7-1-2016	1,255,000	1,291,320
Guam Government Waterworks Authority Water & Wastewater System Series A (Water & Sewer Revenue)	5.00	7-1-2020	1,000,000	1,127,420

				2,418,740

Hawaii: 1.59%
Hawaii Department of Budget and Finance Queens Health System Series B (Health Revenue) ø	0.31	7-1-2039	11,270,000	11,270,000
Hawaii Series EO (GO)	5.00	8-1-2026	12,450,000	14,819,858

				26,089,858

Illinois: 14.91%
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2021	10,255,000	7,652,486
Chicago IL Board of Education Dedicated Series C2 (GO) ±	1.17	3-1-2032	9,900,000	9,355,995
Chicago IL Board of Education Refunding Bond Series A (GO) ±	4.07	3-1-2032	7,000,000	6,934,060
Chicago IL Board of Education School Reform Board Series A (GO, National Insured)	5.25	12-1-2020	1,000,000	1,080,800
Chicago IL Board of Education Series A3 (GO) ±	0.90	3-1-2036	17,200,000	15,229,740
Chicago IL CAB (GO, National Insured)	5.50	1-1-2019	3,225,000	3,336,198
Chicago IL O’Hare International Airport Third Lien Series B (Airport Revenue, National Insured)	6.00	1-1-2027	1,800,000	1,808,208

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Strategic Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL O’Hare International Airport Customer Facility Charge (Airport Revenue)	5.25%	1-1-2023	$1,350,000	$1,551,744
Chicago IL O’Hare International Airport Customer Facility Charge (Airport Revenue)	5.25	1-1-2024	1,415,000	1,611,176
Chicago IL Park District Harbor Facilities Series D (GO)	5.00	1-1-2022	1,500,000	1,612,680
Chicago IL Park District Harbor Facilities Series D (GO)	5.00	1-1-2023	1,175,000	1,263,125
Chicago IL Park District Limited Tax Series B (GO)	5.00	1-1-2022	4,495,000	4,832,664
Chicago IL Refunding Bond Series C (GO)	5.00	1-1-2021	2,030,000	2,083,957
Chicago IL Refunding Bond Series A (GO, AGM Insured)	5.00	1-1-2024	2,625,000	2,682,094
Chicago IL ROC RR-II-R-11940 (GO, Citibank NA LIQ) 144Aø	0.37	7-1-2028	6,250,000	6,250,000
Chicago IL Series A (GO)	4.00	1-1-2019	1,310,000	1,311,703
Chicago IL Series A (GO, AGM Insured)	5.00	1-1-2023	3,030,000	3,096,054
Chicago IL Series A (GO, Ambac Insured)	5.00	1-1-2024	2,500,000	2,519,050
Chicago IL Series A (Water & Sewer Revenue, Ambac Insured)	5.00	11-1-2025	5,000,000	5,215,200
Chicago IL Series A (GO)	5.25	1-1-2022	2,235,000	2,261,082
Chicago IL Series B (GO, AGM Insured)	5.00	1-1-2021	4,675,000	4,692,625
Chicago IL Series C (GO, National Insured)	5.00	1-1-2029	10,365,000	10,530,529
Chicago IL Series D (GO, Ambac Insured)	5.00	12-1-2022	3,915,000	3,964,603
Chicago IL Series G (GO, Ambac Insured)	5.00	12-1-2024	1,140,000	1,150,157
Chicago IL Tax Increment Allocation Notes Series A (Tax Revenue, Bank of New York Mellon LOC) ø	0.65	1-1-2019	5,000,000	5,000,000
Chicago IL Tax Increment Bond Pilson Redevelopment Project Series A (Tax Revenue)	5.00	6-1-2022	1,635,000	1,807,885
Chicago IL Transit Authority Capital Grant Federal Transit Administration Section 5307-A (Transportation Revenue, AGM Insured)	5.25	6-1-2022	1,800,000	1,900,314
Chicago IL Transit Authority Sales Tax Receipts Series 2011 (Tax Revenue)	5.25	12-1-2036	2,925,000	3,092,778
Chicago IL Waterworks Revenue Series A (Water & Sewer Revenue, Ambac Insured)	5.00	11-1-2021	1,000,000	1,045,620
Cook & DuPage Counties IL Combined School District #113A CAB (GO, National Insured) ¤	0.00	12-1-2019	1,025,000	856,142
Cook County IL Community College District #510 South Suburban College CAB (GO, AGM Insured) ¤	0.00	12-1-2015	1,090,000	1,086,087
Cook County IL School District #123 Oak Lawn CAB (GO, National Insured) ¤	0.00	12-1-2021	1,090,000	867,368
Cook County IL Series A (GO, Ambac Insured)	5.00	11-15-2024	805,000	827,612
Cook County IL Series A (GO)	5.25	11-15-2022	11,000,000	11,926,690
Cook County IL Series C (GO, National Insured)	5.00	11-15-2020	1,150,000	1,211,571
Cook County IL Series C (GO, National Insured)	5.00	11-15-2021	5,000,000	5,267,700
Deutsche Bank SPEAR/LIFER Trust Series DBE 1115 (Miscellaneous Revenue, Deutsche Bank LIQ) 144Aø	0.23	5-15-2041	8,075,000	8,075,000
DeWitt & Ford Counties IL Community College District #540 (GO, AGM Insured)	5.00	12-1-2021	5,920,000	6,428,173
DuPage County IL Forest Preservation District Series 2015 (GO)	5.00	1-1-2023	2,455,000	2,911,237
Huntley IL Special Service Area #6 (Tax Revenue, AGM Insured)	4.60	3-1-2017	485,000	490,054
Illinois (GO)	5.00	9-1-2016	1,400,000	1,404,298
Illinois (Miscellaneous Revenue)	5.00	7-1-2022	1,900,000	2,051,202
Illinois (Miscellaneous Revenue, AGM Insured)	5.00	7-1-2023	4,875,000	5,363,816
Illinois (GO)	5.00	1-1-2025	5,025,000	5,091,431
Illinois Finance Authority Proctor Hospital Project Series A (Health Revenue)	5.13	1-1-2025	4,800,000	4,902,960
Illinois Municipal Electric Agency Power Series A (Utilities Revenue, National Insured)	5.25	2-1-2021	3,840,000	4,115,597
Illinois Refunding Bond (GO)	5.00	1-1-2018	4,600,000	4,877,334
Illinois Refunding Bond (Miscellaneous Revenue)	5.00	8-1-2020	5,000,000	5,418,000
Illinois Refunding Bond (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2020	5,050,000	5,569,342
Illinois Series 2010 (GO)	5.00	1-1-2017	1,250,000	1,306,763
Illinois Series 2012 (Miscellaneous Revenue)	5.00	8-1-2021	5,620,000	6,094,665
Illinois Series A (GO)	5.00	4-1-2020	2,000,000	2,162,520

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Series A (GO)	5.00%	4-1-2023	$3,500,000	$3,777,200
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2022	3,005,000	2,271,449
Kane Cook & DuPage Counties IL School District #46 Prerefunded CAB Series B (GO, Ambac Insured) ¤	0.00	1-1-2021	455,000	406,251
Kane Cook & DuPage Counties IL School District #46 Unrefunded CAB Series B (GO, Ambac Insured) ¤	0.00	1-1-2021	595,000	504,251
Kane County IL Aurora West School District #129 (GO, AGM Insured)	5.00	2-1-2022	6,290,000	7,168,839
Kendall Kane & Will Counties IL Community Unit School District Series C (GO, AGM Insured) ¤	0.00	10-1-2017	1,350,000	1,303,992
Lake County IL Community Consolidated School District #3 Beach Park CAB (GO, Ambac Insured) ¤	0.00	2-1-2017	1,610,000	1,536,391
Lake County IL Community Consolidated School District #3 Beach Park CAB (GO, Ambac Insured) ¤	0.00	2-1-2018	1,000,000	916,640
Lake County IL Community Consolidated School District #3 Beach Park CAB (GO, Ambac Insured) ¤	0.00	2-1-2019	1,100,000	964,194
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (GO, National Insured) ¤	0.00	1-1-2018	4,000,000	3,867,560
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (GO, AGM/FGIC Insured) ¤	0.00	1-1-2019	1,185,000	1,119,493
Romeoville IL Series B (GO, AGM Insured) ¤	0.00	12-30-2023	3,410,000	2,291,486
Romeoville IL Series B (GO, AGM Insured) ¤	0.00	12-30-2024	2,840,000	1,801,355
Springfield IL Electric Senior Lien (Utilities Revenue, National Insured)	5.00	3-1-2021	7,410,000	7,887,945
St. Clair County IL School District Series B (GO, National Insured)	4.75	1-1-2018	655,000	691,680
Will County IL School District #114 CAB Series C (GO, National Insured) ¤	0.00	12-1-2021	855,000	667,233
Winnebago & Boone Counties IL School District #205 Series A (GO) ¤	0.00	2-1-2021	1,305,000	1,098,340
Winnebago & Boone Counties IL School District #205 Series B (GO) ¤	0.00	2-1-2021	3,400,000	2,861,576

				244,313,964

Indiana: 2.59%
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series B (Industrial Development Revenue)	5.00	1-1-2019	16,205,000	17,083,149
Indiana HEFA Ascension Health Series B3 (Health Revenue) ±	1.88	11-15-2031	11,000,000	11,078,870
Indiana HFFA Ancilla System Incorporated (Health Revenue, National Insured)	5.25	7-1-2022	325,000	326,372
Knox County IN EDA Good Samaritan Hospital Series A (Health Revenue)	4.00	4-1-2017	625,000	652,588
Knox County IN EDA Good Samaritan Hospital Series A (Health Revenue)	4.00	4-1-2018	400,000	423,800
Whiting IN BP Products North America Incorporated Project (Resource Recovery Revenue)	0.82	12-1-2044	10,000,000	9,944,900
Whiting IN BP Products North America Incorporated Project (Industrial Development Revenue) ±	1.85	6-1-2044	2,950,000	2,949,705

				42,459,384

Iowa: 0.23%
Iowa Student Loan Liquidity Corporation Series A1 (Education Revenue)	3.50	12-1-2015	700,000	704,809
Iowa Student Loan Liquidity Corporation Series A1 (Education Revenue)	3.88	12-1-2016	2,220,000	2,275,789
Iowa Student Loan Liquidity Corporation Series A1 (Education Revenue)	4.13	12-1-2017	700,000	726,733

				3,707,331

Kansas: 0.03%
Kansas Development Finance Authority (Health Revenue)	5.00	11-15-2015	500,000	508,105

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Strategic Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Kentucky: 1.14%
Ashland KY Ashland Hospital Corporation Kings Daughters Medical Center Project (Health Revenue) ±	1.82%	2-1-2040	$7,835,000	$7,849,495
Christian County KY Jennie Stuart Medical Center (Health Revenue, AGM Insured)	5.25	2-1-2018	1,520,000	1,587,655
Kentucky EDFA Masonic Homes of Kentucky (Health Revenue)	3.00	11-15-2015	720,000	722,045
Kentucky EDFA Masonic Homes of Kentucky (Health Revenue)	4.00	11-15-2016	740,000	753,083
Kentucky EDFA Norton Healthcare Incorporated Series B (Health Revenue, National Insured) ¤	0.00	10-1-2022	1,000,000	789,950
Kentucky Municipal Power Agency Prairie State Project Series B (Utilities Revenue) ±	1.46	9-1-2042	6,500,000	6,503,705
Pikeville KY Hospital Pikeville Medical Center (Health Revenue)	5.00	3-1-2016	500,000	513,455

				18,719,388

Louisiana: 1.85%
Louisiana HFA SFHR Home Owner Series C-2 (Housing Revenue, GNMA Insured)	5.55	6-1-2035	95,000	96,961
Louisiana Tobacco Settlement Financing Corporation Revenue Bonds Series A (Tobacco Revenue)	5.00	5-15-2024	7,500,000	7,515,750
Louisiana Tobacco Settlement Financing Corporation Revenue Bonds Series A (Tobacco Revenue)	5.00	5-15-2025	7,500,000	7,674,225
New Orleans LA (GO, National Insured)	5.25	12-1-2022	3,540,000	3,607,968
St. Bernard Parish LA (Tax Revenue)	4.00	3-1-2019	3,355,000	3,620,515
St. James Parish LA Nucor Steel LLC Series B-1 (Industrial Development Revenue) ø	0.27	11-1-2040	7,250,000	7,250,000
Terrebonne Parish LA Hospital Service District #1 Hospital (Health Revenue)	4.00	4-1-2016	500,000	510,510

				30,275,929

Maryland: 2.54%
Baltimore MD Series A (Water & Sewer Revenue, National Insured)	5.65	7-1-2020	5,000,000	5,442,450
Baltimore MD Series D (Water & Sewer Revenue)	5.00	7-1-2025	5,795,000	7,021,975
Howard County MD Housing Commission Series A (Housing Revenue) ±	1.32	7-1-2034	6,625,000	6,616,056
Maryland Series B (GO)	4.00	8-1-2024	19,925,000	22,595,946

				41,676,427

Massachusetts: 3.07%
Massachusetts Educational Financing Authority Series J (Education Revenue)	5.00	7-1-2018	750,000	818,235
Massachusetts Educational Financing Authority Series J (Education Revenue)	5.00	7-1-2019	5,000,000	5,535,650
Massachusetts Series DCL-042 (Miscellaneous Revenue, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) 144A ø	0.15	11-1-2026	14,810,000	14,810,000
Massachusetts Series F (GO)	5.00	11-1-2026	13,770,000	16,218,581
Massachusetts Various Consolidated Loans Series D (Tax Revenue) ±	0.50	1-1-2018	3,000,000	2,982,720
Massachusetts Water Resources Authority Series DCL 005 (Water & Sewer Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	0.19	8-1-2025	9,975,000	9,975,000

				50,340,186

Michigan: 5.64%
Birmingham MI Public Schools (GO) %%	5.00	11-1-2020	5,340,000	6,220,940
Birmingham MI Public Schools (GO) %%	5.00	11-1-2021	1,405,000	1,656,664
Clarkston MI Community Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2021	4,500,000	5,196,375
Clarkston MI Community Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2022	5,000,000	5,790,100
Constantine MI Public Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2020	350,000	400,484
Constantine MI Public Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2021	1,200,000	1,385,700
Detroit MI Distribution of State Aid (GO)	4.50	11-1-2023	975,000	1,037,166
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2015	875,000	874,860

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00%	7-1-2016	$1,370,000	$1,295,171
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2017	3,015,000	2,692,455
Detroit MI Wayne County Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2017	1,245,000	1,243,593
Detroit MI Wayne County Stadium Authority (Miscellaneous Revenue)	5.00	10-1-2018	3,425,000	3,413,561
Forest Hills MI Public Schools (GO)	5.00	5-1-2020	1,600,000	1,830,784
Forest Hills MI Public Schools (GO)	5.00	5-1-2021	1,600,000	1,847,600
Fraser MI Public Schools District (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2021	1,000,000	1,154,750
Fraser MI Public Schools District (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2022	610,000	706,392
Grand Haven MI (Utilities Revenue, National Insured)	5.50	7-1-2016	1,000,000	1,035,690
Hudsonville MI Public Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2021	1,465,000	1,691,709
Hudsonville MI Public Schools (GO, Qualified School Bond Loan Fund Insured)	5.00	5-1-2022	1,475,000	1,708,080
Michigan Finance Authority Limited Obligation Cesar Chavez Academy Project (Education Revenue)	4.25	2-1-2017	675,000	677,342
Michigan Finance Authority Refunding Notes Local Government Loan Program Series C (Miscellaneous Revenue)	5.00	11-1-2020	1,500,000	1,648,365
Michigan Finance Authority Series 25-A (Education Revenue)	5.00	11-1-2018	3,100,000	3,400,638
Michigan Finance Authority Series 25-A (Education Revenue)	5.00	11-1-2019	1,500,000	1,664,400
Michigan Finance Authority Series H-1 (Tax Revenue)	5.00	10-1-2021	1,565,000	1,777,245
Michigan Finance Authority St. John Health System Series A (Health Revenue, Ambac Insured)	5.00	5-15-2018	300,000	301,194
Michigan Financial Authority Local Government Loan Program Series C7 (Water & Sewer Revenue, National Insured)	5.00	7-1-2022	2,000,000	2,265,860
Michigan Financial Authority Local Government Loan Program Series D1 (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2022	2,700,000	3,073,572
Michigan Financial Authority Local Government Loan Program Series D1 (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2023	2,000,000	2,284,280
Michigan Financial Authority Local Government Loan Program Series D6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2021	6,355,000	7,188,395
Michigan Financial Authority Local Government Loan Program Series D6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2022	2,080,000	2,356,494
Michigan Financial Authority Local Government Loan Program Series D6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2023	3,670,000	4,180,460
Michigan Financial Authority Local Government Loan Program Series D6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2024	2,130,000	2,437,721
Michigan Hospital Finance Authority Hospice of Michigan (Miscellaneous Revenue, Fifth Third Bank LOC) ø	0.14	9-1-2027	1,510,000	1,510,000
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	4.00	11-1-2019	500,000	503,645
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	5.00	11-1-2015	150,000	151,506
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	5.00	5-1-2018	595,000	604,520
Michigan Municipal Bond Authority Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	4.13	5-1-2020	500,000	503,705
Michigan Municipal Bond Authority Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	5.00	5-1-2023	1,900,000	1,929,507
Michigan Public Educational Facilities Authority Chandler Park Academy (Miscellaneous Revenue)	6.35	11-1-2028	1,500,000	1,509,270
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	7,500,000	7,605,150
Saginaw County MI Economic Development Corporation Limited Obligation Lease (Miscellaneous Revenue)	3.00	12-1-2015	235,000	236,911

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Strategic Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Southfield MI Public Schools (GO, National/Qualified School Bond Loan Fund Insured)	4.38%	5-1-2025	$1,950,000	$2,048,066
Wayne County MI Airport Authority AMT Detroit Metropolitan Airport Series C (Airport Revenue)	5.00	12-1-2022	1,000,000	1,121,770
Wayne County MI Building Authority Capital Improvement Series A (GO, National Insured)	5.25	6-1-2016	190,000	190,720

				92,352,810

Minnesota: 0.54%
Hayward MN John’s Lutheran Home of Albert Lea Project (Health Revenue) %%	2.75	11-1-2017	5,000,000	4,999,050
Rice County MN Educational Facilities Shattuck-St. Mary’s School Project (Education Revenue)	5.00	8-1-2022	3,250,000	3,347,533
St. Paul MN Housing & RDA Charter School Hmong College Prep Academy Series A (Miscellaneous Revenue)	4.75	9-1-2022	500,000	524,035

				8,870,618

Mississippi: 0.80%
Gulfport MS Hospital Facilities Gulfport Memorial Hospital Series A (Health Revenue, National Insured)	6.20	7-1-2018	200,000	200,690
Mississippi HFFA Baptist Health System Series A (Health Revenue) ±	1.38	8-15-2036	5,000,000	4,958,650
Perry County MS PCR Leaf River Forest Product Project (Industrial Development Revenue, Georgia-Pacific LLC LOC) 144A ø	0.30	2-1-2022	8,000,000	8,000,000

				13,159,340

Missouri: 1.59%
St. Louis MO PFOTER Series 004 (Airport Revenue, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) 144A ø	0.17	7-1-2026	21,075,000	21,075,000
St. Louis MO PFOTER Series 3584 (Airport Revenue, National Insured, Dexia Credit Local LIQ) ø	0.25	7-1-2030	4,970,000	4,970,000

				26,045,000

Nebraska: 0.35%
Nebraska Central Plains Energy Project #3 (Utilities Revenue)	5.00	9-1-2022	2,420,000	2,738,375
Nebraska Higher Education Loan Program Foundation for Educational Funding Project (Education Revenue, National Insured) ¤	0.00	12-15-2015	2,970,000	2,944,904

				5,683,279

Nevada: 0.19%
Carson City NV Carson Tahoe Regional Medical Center (Health Revenue)	4.00	9-1-2015	400,000	401,988
Carson City NV Carson Tahoe Regional Medical Center (Health Revenue)	4.00	9-1-2016	400,000	412,580
Carson City NV Carson Tahoe Regional Medical Center (Health Revenue)	5.00	9-1-2018	700,000	763,553
Las Vegas NV Special Improvement District #60 (Miscellaneous Revenue)	3.00	6-1-2017	725,000	726,196
Las Vegas NV Special Improvement District #60 (Miscellaneous Revenue)	4.00	6-1-2018	720,000	736,927

				3,041,244

New Hampshire: 0.03%
New Hampshire HEFA Covenant Health Project Series B (Health Revenue)	5.00	7-1-2016	520,000	540,010

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

New Jersey: 3.91%
Delaware River NJ Port Authority Pennsylvania & New Jersey Port District Project (Airport Revenue)	5.00%	1-1-2017	$2,100,000	$2,228,394
Delaware River NJ Port Authority Pennsylvania & New Jersey Port District Project (Airport Revenue)	5.00	1-1-2018	1,230,000	1,345,731
Jersey City NJ (GO, AGM Insured)	4.00	9-1-2018	1,140,000	1,224,189
New Jersey EDA Elite Pharmaceuticals Project Series A (Industrial Development Revenue)	6.50	9-1-2030	510,000	407,587
New Jersey EDA School Facilities Construction Project Series C (Miscellaneous Revenue) ±	1.87	2-1-2018	6,500,000	6,578,975
New Jersey EDA School Facilities Construction Project Series E (Miscellaneous Revenue) ±	1.77	2-1-2016	1,275,000	1,276,250
New Jersey EDA School Facilities Construction Project Series EE (Miscellaneous Revenue)	5.50	9-1-2021	2,775,000	3,074,534
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.62	9-1-2027	12,500,000	12,259,750
New Jersey EDA School Facilities Construction Project Series NN (Miscellaneous Revenue, AGM Insured)	5.00	3-1-2024	1,645,000	1,820,357
New Jersey EDA The Goethals Bridge Replacement Project (Industrial Development Revenue)	5.00	7-1-2020	500,000	567,630
New Jersey EDA The Goethals Bridge Replacement Project (Industrial Development Revenue)	5.00	1-1-2021	585,000	661,840
New Jersey EDA The Goethals Bridge Replacement Project (Industrial Development Revenue)	5.00	7-1-2021	900,000	1,028,196
New Jersey EDA The Goethals Bridge Replacement Project (Industrial Development Revenue)	5.00	1-1-2023	400,000	455,116
New Jersey Transportation Trust Fund Authority Series AA (Transportation Revenue)	5.00	6-15-2023	4,665,000	5,051,449
New Jersey Transportation Trust Fund Authority Series D (Transportation Revenue)	5.00	12-15-2023	6,760,000	7,319,255
New Jersey TTFA CAB Series A (Transportation Revenue) ¤	0.00	12-15-2026	17,000,000	9,786,560
New Jersey TTFA Series AA (Transportation Revenue)	2.50	6-15-2018	2,150,000	2,149,979
New Jersey TTFA Series AA (Transportation Revenue)	4.00	6-15-2018	2,900,000	3,023,250
Newark NJ Housing Authority (Miscellaneous Revenue, National Insured)	5.25	1-1-2019	2,995,000	3,330,230
Paterson NJ General Improvement (GO, AGM Insured)	5.00	6-15-2020	400,000	440,852

				64,030,124

New Mexico: 1.14%
Dona Ana County NM Tax Revenue Receipts (Tax Revenue, Ambac Insured)	5.50	6-1-2016	1,000,000	1,030,190
New Mexico Educational Assistance Foundation Series A2 (Education Revenue) ±	0.93	12-1-2028	460,000	457,695
New Mexico Municipal Energy Acquisition Authority Gas Supply Sub Series B (Utilities Revenue, Royal Bank of Canada SPA) ±	0.87	11-1-2039	17,100,000	17,125,137

				18,613,022

New York: 7.54%
Build New York City Resource Corporation Bronx Charter School for International Cultures & Arts Series A (Education Revenue)	3.88	4-15-2023	1,000,000	979,170
Deutsche Bank SPEAR/LIFER Trust Series DBE 1088 (GO, HUD Insured, Deutsche Bank LIQ) 144Aø	0.68	9-1-2029	8,255,000	8,255,000
Monroe County NY Industrial Development Corporation Unity Hospital Rochester Project (Health Revenue, FHA Insured)	4.20	8-15-2025	7,195,000	7,201,332
New York Dormitory Authority Series A (Tax Revenue)	5.00	3-15-2027	4,655,000	5,526,183
New York IDA American Airlines JFK International Airport (Industrial Development Revenue)	7.50	8-1-2016	1,610,000	1,675,253

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Strategic Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York Local Government Assistance Corporation Series A9V (Tax Revenue, AGM Insured) ±(m)(n)	0.12%	4-1-2017	$2,475,000	$2,437,875
New York Metropolitan Transportation Authority Dedicated Tax Fund (Tax Revenue) ±	1.02	11-1-2019	7,500,000	7,566,675
New York NY City Housing Authority Lease Purchase Agreement (Housing Revenue) (i)	4.78	1-6-2016	531,380	539,351
New York NY Series B (GO)	5.00	8-1-2025	5,760,000	6,700,896
New York NY Sub Series J-4 (GO) ±	0.62	8-1-2025	6,700,000	6,659,063
New York Port Authority of New York and New Jersey Consolidated Series 185 (Airport Revenue) ##	5.00	9-1-2021	31,060,000	36,121,833
New York Tobacco Settlement Financing Corporation Series A (Tobacco Revenue)	5.00	6-1-2022	3,000,000	3,235,770
New York Tobacco Settlement Financing Corporation Series B (Tobacco Revenue)	5.00	6-1-2021	9,500,000	10,246,605
New York Urban Development Corporation (Tax Revenue, Dexia Credit Local LOC, National Insured, Dexia Credit Local LIQ) 144Aø	0.19	3-15-2024	7,955,000	7,955,000
New York Urban Development Corporation Certificate of Participation James A Farley Post Office Project (Miscellaneous Revenue) 144A	4.20	2-1-2017	14,000,000	13,961,500
Niagara NY Area Development Corporation (Education Revenue)	4.00	5-1-2016	300,000	306,855
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2017	250,000	264,880
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2018	500,000	541,485
Suffolk County NY Economic Development Corporation (Health Revenue)	5.00	7-1-2017	1,000,000	1,078,080
Suffolk County NY Tobacco Asset Securitization Corporation (Tobacco Revenue)	5.00	6-1-2019	575,000	644,592
Suffolk County NY Tobacco Asset Securitization Corporation (Tobacco Revenue)	5.00	6-1-2020	625,000	710,488
Ulster County NY Resource Recovery Agency (Resource Recovery Revenue)	3.00	3-1-2017	900,000	927,054

				123,534,940

North Dakota: 0.10%
Ward County ND Health Care Facility Trinity Obligated Group Series B (Health Revenue)	6.25	7-1-2021	1,255,000	1,259,932
Williston ND Parks & Recreation District Sales Tax & Gross Revenue Series A (Tax Revenue)	3.00	3-1-2016	400,000	405,584

				1,665,516

Ohio: 2.12%
Akron OH Sanitary Sewer System Improvement Project (Water & Sewer Revenue, Ambac Insured)	5.00	12-1-2017	750,000	813,180
Cleveland OH Airport System Series C (Airport Revenue, AGM Insured)	5.00	1-1-2020	1,000,000	1,058,120
Cleveland OH Airport System Series C (Airport Revenue, AGM Insured)	5.00	1-1-2022	5,000,000	5,280,600
Ohio Air Quality Development Authority Pollution Control Facilities Refunding Bond FirstEnergy Generation Project (Resource Recovery Revenue) ±	3.10	3-1-2023	2,000,000	2,044,180
Ohio Portsmouth Bypass Project (Industrial Development Revenue)	5.00	6-30-2022	2,190,000	2,477,372
Ohio Portsmouth Bypass Project (Industrial Development Revenue)	5.00	12-31-2022	1,000,000	1,136,310
Ohio Portsmouth Bypass Project (Industrial Development Revenue)	5.00	6-30-2023	1,305,000	1,474,624
Ohio Portsmouth Bypass Project (Industrial Development Revenue)	5.00	12-31-2023	1,295,000	1,466,251
Ohio Portsmouth Bypass Project (Industrial Development Revenue)	5.00	6-30-2024	1,625,000	1,831,229
Ohio State Water Development Authority Series A (Water & Sewer Revenue) ±	3.75	7-1-2033	5,000,000	5,002,250
Ohio University Hospitals Health Systems Series B (Health Revenue) ø	0.45	1-15-2033	5,000,000	5,000,000
Ohio Water Development Authority First Energy Nuclear Generation Project Series A (Water & Sewer Revenue)	3.00	5-15-2019	7,000,000	7,096,250

				34,680,366

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Oklahoma: 0.18%
Comanche County OK Hospital Authority Series A (Health Revenue)	5.00%	7-1-2018	$795,000	$861,510
Woodward County OK PFFA Series B (Tax Revenue)	3.25	9-1-2026	2,000,000	2,011,400

				2,872,910

Other: 0.14%
Public Housing Capital Fund Trust II (Miscellaneous Revenue, HUD Insured) 144A	4.50	7-1-2022	2,159,071	2,244,959

Pennsylvania: 5.76%
Allegheny County PA Airport Authority PFOTER Series 3965 (Airport Revenue, National Insured, Dexia Credit Local LIQ) ø	0.30	1-1-2020	7,510,000	7,510,000
Allegheny County PA RDA Pittsburgh Mills Project (Tax Revenue)	5.60	7-1-2023	1,385,000	1,400,484
Beaver County PA IDA FirstEnergy Nuclear Series B (Industrial Development Revenue) ±	3.50	12-1-2035	2,000,000	2,061,100
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue) ±	1.57	11-1-2039	8,750,000	8,946,263
Butler County PA Hospital Authority Series A (Health Revenue, Royal Bank of Scotland LOC) ø	0.27	10-1-2042	6,000,000	6,000,000
Delaware County PA IDA Chester Community Charter School (Education Revenue)	4.50	8-15-2017	2,990,000	3,045,076
Delaware Valley PA Regional Finance Authority (Miscellaneous Revenue)	5.75	7-1-2017	1,191,000	1,296,427
Montgomery County PA HEFAR Arcadia University (Education Revenue) %%	5.00	4-1-2022	1,575,000	1,699,583
Montgomery County PA HEFAR Arcadia University (Education Revenue) %%	5.00	4-1-2023	1,655,000	1,780,366
Montgomery County PA IDA Peco Energy Company Project Series A (Industrial Development Revenue) ±	2.60	3-1-2034	7,500,000	7,467,450
Montgomery County PA IDA Peco Energy Company Project Series B (Industrial Development Revenue) ±	2.55	6-1-2029	10,340,000	10,316,115
Pennsylvania HEFAR Shippensburg University Student Services (Education Revenue)	4.00	10-1-2017	550,000	567,699
Pennsylvania Public School Building Authority Albert Gallatin Area School District Project (Miscellaneous Revenue) ±	0.92	9-1-2024	4,500,000	4,521,825
Pennsylvania Public School Building Authority Series 11396 (Miscellaneous Revenue, AGM Insured, Citibank NA LIQ) 144Aø	0.22	12-1-2023	5,000,000	5,000,000
Pennsylvania Turnpike Commission Series A (Transportation Revenue) ±	0.75	12-1-2018	11,000,000	10,986,250
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	1.34	12-1-2020	10,000,000	10,176,000
Philadelphia PA Authority for Industrial Development Tacony Academy Christian School Project Series A-1 (Education Revenue)	6.25	6-15-2023	730,000	799,314
Philadelphia PA Hospital & HEFAR Temple University Health System Series B (Health Revenue)	5.00	7-1-2017	1,500,000	1,582,455
Susquehanna PA Area Regional Airport Authority System Series A (Airport Revenue)	5.00	1-1-2019	3,630,000	3,959,967
Susquehanna PA Area Regional Airport Authority System Series A (Airport Revenue)	5.00	1-1-2020	4,855,000	5,350,356

				94,466,730

Puerto Rico: 2.87%
Puerto Rico Aqueduct & Sewer Authority Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2016	5,190,000	5,190,000
Puerto Rico CAB Refunding Bonds (Miscellaneous Revenue, National Insured) ¤	0.00	7-1-2016	400,000	383,940
Puerto Rico Electric Power Authority Refunding Bond Series JJ (Utilities Revenue, National Insured) %%	5.25	7-1-2015	5,250,000	5,250,000
Puerto Rico Electric Power Authority Refunding Bond Series KK (Utilities Revenue, National Insured)	5.50	7-1-2015	2,250,000	2,250,000
Puerto Rico Electric Power Authority Refunding Bond Series LL (Utilities Revenue, National Insured)	5.50	7-1-2017	1,000,000	983,130

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Strategic Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority Refunding Bond Series UU (Utilities Revenue, AGM Insured)	5.00%	7-1-2016	$1,015,000	$1,020,075
Puerto Rico Electric Power Authority Series L (Utilities Revenue, National Insured) %%	5.50	7-1-2016	2,565,000	2,526,525
Puerto Rico Government Development Bank Series 1985 (Miscellaneous Revenue, National Insured) ±	4.75	12-1-2015	7,025,000	7,033,781
Puerto Rico Highway & Transportation Authority Series A (Tax Revenue, Ambac Insured) ¤	0.00	7-1-2017	1,890,000	1,705,347
Puerto Rico Highway & Transportation Revenue Series BB (Transportation Revenue, Ambac Insured)	5.25	7-1-2017	3,165,000	3,027,291
Puerto Rico Highway & Transportation Revenue Series BB (Transportation Revenue, Ambac Insured)	5.25	7-1-2018	2,955,000	2,835,086
Puerto Rico Hospital Auxilio Mutuo Obligated Group Series A (Health Revenue)	5.00	7-1-2019	1,840,000	1,882,817
Puerto Rico Municipal Finance Authority Series C (Miscellaneous Revenue, AGM Insured) %%	5.00	8-1-2015	1,025,000	1,025,000
Puerto Rico Municipal Finance Authority Series C (Miscellaneous Revenue, AGM Insured)	5.25	8-1-2017	300,000	299,997
Puerto Rico Municipal Finance Authority Series C (Tobacco Revenue, BHAC/FGIC Insured)	5.50	7-1-2020	8,550,000	9,714,852
Puerto Rico Public Improvement Series A (GO, AGM Insured)	5.00	7-1-2015	1,695,000	1,695,000
Puerto Rico Series PA-650 (Tax Revenue, National Insured)	6.00	7-1-2016	225,000	225,563

				47,048,404

Rhode Island: 0.67%
Providence RI RDA Series A (Miscellaneous Revenue)	5.00	4-1-2022	1,940,000	2,175,206
Providence RI RDA Series A (Miscellaneous Revenue)	5.00	4-1-2023	1,585,000	1,779,480
Rhode Island Clean Water Finance Agency Cranston Wastewater Treatment System (Miscellaneous Revenue, National Insured)	5.80	9-1-2022	975,000	976,307
Rhode Island Health & Educational Building Corporation (Miscellaneous Revenue, AGM Insured)	5.00	5-15-2018	2,180,000	2,268,835
Rhode Island Housing & Mortgage Finance (Housing Revenue)	6.50	4-1-2027	15,000	15,166
Tobacco Settlement Financing Corporation Series A (Tobacco Revenue)	2.25	6-1-2041	3,745,000	3,745,637

				10,960,631

South Carolina: 0.24%
South Carolina EDA York Preparatory Academy Project Series A (Education Revenue)	5.75	11-1-2023	1,080,000	1,122,638
South Carolina Jobs EDA Ebenezer Nursing Series A (Health Revenue, GNMA Insured)	6.90	1-20-2037	2,865,000	2,879,669

				4,002,307

South Dakota: 0.06%
South Dakota HEFA (Health Revenue)	4.50	9-1-2019	990,000	1,069,111

Tennessee: 1.21%
Clarksville TN Natural Gas Acquisition Corporation Gas Revenue Bonds (Utilities Revenue)	5.00	12-15-2021	2,380,000	2,678,381
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	1,655,000	1,790,660
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2018	4,000,000	4,433,640
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2020	4,720,000	5,370,180
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2021	4,000,000	4,571,040
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2017	1,010,000	1,066,823

				19,910,724

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Texas: 9.70%
Austin TX Airport Systems Revenue Bond (Airport Revenue)	5.00%	11-15-2026	$1,655,000	$1,902,009
Austin TX Airport Systems Revenue Bond (Airport Revenue)	5.00	11-15-2027	1,300,000	1,478,750
Austin TX Airport Systems Revenue Bond (Airport Revenue)	5.00	11-15-2028	1,500,000	1,694,610
Austin TX Housing Finance Corporation SFHR (Housing Revenue) ¤(a)(s)	0.00	2-1-2016	1,530,000	0
Austin TX Independent School District (GO)	5.00	8-1-2024	4,470,000	5,438,381
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2021	1,000,000	1,157,280
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2023	500,000	584,285
Clifton TX Higher Education Finance Corporation Uplift Education Series A (Education Revenue)	4.00	12-1-2025	3,740,000	3,848,011
Coastal Water Authority Texas Conveyance System (Water & Sewer Revenue, FGIC Insured)	7.50	12-15-2016	20,000	20,122
Dallas TX Independent School District Tax Refunding Bonds (GO)	5.00	2-15-2025	5,000,000	6,087,850
Dallas-Fort Worth TX International Airport Facilities Series 2001-A1 (Industrial Development Revenue)	6.15	1-1-2016	3,000,000	3,011,250
Deutsche Bank SPEAR/LIFER Trust Series DBE 1015 (Transportation Revenue, Deutsche Bank LIQ) 144Aø	0.32	1-1-2038	19,000,000	19,000,000
Deutsche Bank SPEAR/LIFER Trust Series DBE 1149 (Health Revenue, Deutsche Bank LIQ) 144Aø	0.27	8-15-2043	4,985,000	4,985,000
Galveston TX Wharves & Terminal Revenue (Airport Revenue)	5.00	2-1-2017	1,100,000	1,160,687
Houston TX Airport System Revenue AMT Series B2 (Airport Revenue)	5.00	7-15-2020	2,500,000	2,672,500
Houston TX Airport System Revenue AMT Series C (Airport Revenue)	5.00	7-15-2020	1,750,000	1,846,810
Houston TX Independent School District Series B (GO) ±	1.70	6-1-2036	14,000,000	14,019,880
Lewisville TX Independent School District Series B (GO)	5.00	8-15-2024	5,290,000	6,297,586
Lubbock TX Health Facilities Development Corporation Lutheran Retirement (Housing Revenue, GNMA Insured)	6.00	3-20-2029	1,000,000	1,002,170
Midtown TX RDA (Tax Revenue)	4.00	1-1-2016	1,980,000	2,013,937
Midtown TX RDA (Tax Revenue)	5.00	1-1-2017	2,270,000	2,398,777
North Texas Higher Education Authority Incorporated Student Loan Series 2 Class A (Education Revenue) ±	1.27	4-1-2037	2,620,000	2,620,105
Pearland TX (GO)	5.00	3-1-2021	1,000,000	1,166,480
Pearland TX (GO)	5.00	3-1-2026	4,635,000	5,497,110
Sam Rayburn TX Municipal Power Agency (Utilities Revenue)	5.00	10-1-2017	560,000	608,317
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Utilities Revenue)	5.50	8-1-2021	4,330,000	5,000,890
Texas Municipal Gas Acquisition & Supply Corporation II Series B (Utilities Revenue, JPMorgan Chase & Company Guaranteed) ±	0.54	9-15-2017	6,465,000	6,465,259
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2020	6,500,000	7,395,375
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2021	3,000,000	3,440,850
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2023	6,000,000	6,817,980
Texas New Hope ECFA Collegiate Housing Tarleton State University Series A (Housing Revenue)	4.00	4-1-2020	185,000	193,967
Texas New Hope ECFA Collegiate Housing Tarleton State University Series A (Housing Revenue)	4.00	4-1-2021	310,000	323,755
Texas New Hope ECFA Collegiate Housing Tarleton State University Series A (Housing Revenue)	4.00	4-1-2022	430,000	445,433
Texas New Hope ECFA Collegiate Housing Tarleton State University Series A (Housing Revenue)	5.00	4-1-2025	480,000	524,501

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Strategic Municipal Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00%	11-1-2020	$1,715,000	$1,908,795
Texas PFA Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2021	1,275,000	1,423,410
Texas Transportation Commission Highway Improvement (Miscellaneous Revenue)	5.00	4-1-2026	5,000,000	5,939,250
Texas Transportation Commission Highway Improvement (Miscellaneous Revenue)	5.00	4-1-2027	10,010,000	11,800,188
Weslaco TX Health Facilities Development Various Refunding & Improvement Knapp Medical Center Series A (Health Revenue, Compass Bank LOC) ø	0.31	6-1-2038	6,600,000	6,600,000
Weslaco TX Health Facilities Development Various Refunding & Improvement Knapp Medical Center Series B (Health Revenue, Compass Bank LOC) ø	0.31	6-1-2031	7,635,000	7,635,000
Wood Glen TX Housing Finance Corporation Mortgage Copperwood Project Series A (Miscellaneous Revenue, National/FHA Insured)	7.65	7-1-2022	2,125,000	2,554,378

				158,980,938

Utah: 0.23%
Box Elder County UT Nucor Corporation Project (Industrial Development Revenue) ø	0.22	4-1-2028	3,000,000	3,000,000
Utah HFA RHA Community Services Project Series A (Health Revenue)	6.88	7-1-2027	720,000	721,260

				3,721,260

Vermont: 1.43%
Vermont Student Assistance Corporation Education Loan Revenue Series A (Education Revenue) %%	5.00	6-15-2021	1,800,000	2,017,170
Vermont Student Assistance Corporation Education Loan Revenue Series A (Education Revenue) %%	5.00	6-15-2022	550,000	613,261
Vermont Student Assistance Corporation Education Loan Revenue Series A (Education Revenue) %%	5.00	6-15-2023	1,200,000	1,340,868
Vermont Student Assistance Corporation Education Loan Revenue Series B (Education Revenue) ±	1.18	6-2-2042	13,892,717	13,910,361
Vermont Student Assistance Corporation Education Loan Revenue Series BCL-A1 (Education Revenue) ±	1.78	6-1-2022	5,592,920	5,593,144

				23,474,804

Virgin Islands: 0.10%
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10-1-2017	1,600,000	1,702,416

Virginia: 2.48%
Albemarle County VA Industrial Development Revenue Jefferson Scholars Foundation Project (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.26	10-1-2037	12,500,000	12,500,000
Caroline County VA Industrial Development Revenue Public Facility Lease BAN (Miscellaneous Revenue)	4.00	8-1-2016	1,810,000	1,813,186
Dulles VA Town Center CDA (Miscellaneous Revenue)	3.00	3-1-2016	620,000	620,639
Dulles VA Town Center CDA (Miscellaneous Revenue)	4.00	3-1-2017	1,910,000	1,933,340
Virginia Public Building Authority Series A (Miscellaneous Revenue)	5.00	8-1-2024	9,795,000	11,859,786
Virginia Public Building Authority Series B (Miscellaneous Revenue)	5.00	8-1-2025	9,840,000	11,979,314

				40,706,265

Washington: 2.79%
King County WA Public Hospital District #1 Valley Medical Center Series A (Health Revenue)	4.00	6-15-2016	1,480,000	1,503,058
Redmond WA Library Capital Facilities Area (GO)	5.00	12-1-2017	200,000	200,804
Seattle WA Housing Authority High Rise Rehabilitation Phase 1 (Housing Revenue, AGM Insured)	5.00	11-1-2025	1,000,000	1,013,460

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Washington (continued)
Washington HCFR Catholic Health Initiatives Series B (Health Revenue) ±	1.47%	1-1-2035	$15,000,000	$14,900,850
Washington Motor Fuel Tax Refunding Bonds Series R (GO)	5.00	7-1-2030	10,925,000	12,661,201
Washington Series B (GO)	5.00	2-1-2028	6,245,000	7,349,803
Washington Series B (GO)	5.00	2-1-2031	7,000,000	8,076,670

				45,705,846

Wisconsin: 0.67%
Milwaukee WI RDA Public Schools Series A (Miscellaneous Revenue)	5.00	8-1-2019	7,140,000	8,084,194
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A (Education Revenue)	4.75	8-1-2023	1,140,000	1,229,570
Wisconsin HEFA Bellin Memorial Hospital (Health Revenue)	3.00	12-1-2020	720,000	749,074
Wisconsin HEFA Bellin Memorial Hospital (Health Revenue)	5.00	12-1-2022	755,000	871,527

				10,934,365

Wyoming: 0.61%
Sweetwater County WY Pollution Control Refunding PacifiCorp Project Series A (Industrial Development Revenue) ø	0.32	1-1-2017	10,000,000	10,000,000

Total Municipal Obligations (Cost $1,643,266,833)				1,646,649,923

	Yield		Shares
Short-Term Investments: 0.19%

Investment Companies: 0.05%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class ##(l)(u)	0.01		857,075	857,075

			Principal
U.S. Treasury Securities: 0.14%
U.S. Treasury Bill (z)	0.01	9-17-2015	$2,250,000	2,250,011

Total Short-Term Investments (Cost $3,107,041)				3,107,086

Total investments in securities (Cost $1,646,373,874) *	100.67%	1,649,757,009
Other assets and liabilities, net	(0.67)	(11,020,671)

Total net assets	100.00%	$1,638,736,338

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Strategic Municipal Bond Fund	25

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¤	The security is issued in zero coupon form with no periodic interest payments.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

(i)	Illiquid security for which the designation as illiquid is unaudited.

##	All or a portion of this security is segregated for when-issued securities.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $1,646,374,915 and unrealized gains (losses) consists of:

Gross unrealized gains	$15,864,752
Gross unrealized losses	(12,482,658)

Net unrealized gains	$3,382,094

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Strategic Municipal Bond Fund	Statement of assets and liabilities—June 30, 2015

Assets
Investments
In unaffiliated securities, at value (cost $1,645,516,799)	$1,648,899,934
In affiliated securities, at value (cost $857,075)	857,075

Total investments, at value (cost $1,646,373,874)	1,649,757,009
Receivable for investments sold	960,000
Receivable for Fund shares sold	5,505,602
Receivable for interest	13,892,979
Prepaid expenses and other assets	79,575

Total assets	1,670,195,165

Liabilities
Dividends payable	238,091
Payable for investments purchased	26,662,913
Payable for Fund shares redeemed	3,472,100
Advisory fee payable	406,983
Distribution fees payable	95,667
Administration fees payable	236,563
Accrued expenses and other liabilities	346,510

Total liabilities	31,458,827

Total net assets	$1,638,736,338

NET ASSETS CONSIST OF
Paid-in capital	$1,632,817,086
Overdistributed net investment income	(87,766)
Accumulated net realized gains on investments	2,623,883
Net unrealized gains on investments	3,383,135

Total net assets	$1,638,736,338

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$635,609,920
Shares outstanding – Class A1	71,378,062
Net asset value per share – Class A	$8.90
Maximum offering price per share – Class A2	$9.32
Net assets – Class B	$985,281
Shares outstanding – Class B1	110,927
Net asset value per share – Class B	$8.88
Net assets – Class C	$152,882,291
Shares outstanding – Class C1	17,108,927
Net asset value per share – Class C	$8.94
Net assets – Administrator Class	$529,945,470
Shares outstanding – Administrator Class[1]	59,531,792
Net asset value per share – Administrator Class	$8.90
Net assets – Institutional Class	$319,313,376
Shares outstanding – Institutional Class[1]	35,865,354
Net asset value per share – Institutional Class	$8.90

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2015	Wells Fargo Advantage Strategic Municipal Bond Fund	27

Investment income
Interest	$30,482,168
Income from affiliated securities	21,785

Total investment income	30,503,953

Expenses
Advisory fee	5,030,195
Administration fees
Fund level	775,866
Class A	969,801
Class B	2,046
Class C	245,573
Administrator Class	563,733
Institutional Class	181,689
Shareholder servicing fees
Class A	1,515,315
Class B	3,197
Class C	383,708
Administrator Class	1,407,803
Distribution fees
Class B	9,591
Class C	1,151,125
Custody and accounting fees	76,232
Professional fees	62,860
Registration fees	182,201
Shareholder report expenses	48,669
Trustees’ fees and expenses	12,377
Other fees and expenses	27,671

Total expenses	12,649,652
Less: Fee waivers and/or expense reimbursements	(400,522)

Net expenses	12,249,130

Net investment income	18,254,823

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	3,589,439
Futures transactions	2,811,989

Net realized gains on investments	6,401,428

Net change in unrealized gains (losses) on:
Unaffiliated securities	(15,914,822)
Futures transactions	(52,935)

Net change in unrealized gains (losses) on investments	(15,967,757)

Net realized and unrealized gains (losses) on investments	(9,566,329)

Net increase in net assets resulting from operations	$8,688,494

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Strategic Municipal Bond Fund	Statement of changes in net assets

	Year ended June 30, 2015		Year ended June 30, 2014

Operations
Net investment income		$18,254,823		$23,693,165
Net realized gains on investments		6,401,428		10,580,085
Net change in unrealized gains (losses) on investments		(15,967,757)		17,323,748

Net increase in net assets resulting from operations		8,688,494		51,596,998

Distributions to shareholders from
Net investment income
Class A		(7,013,266)		(11,410,485)
Class B		(5,108)		(20,197)
Class C		(618,851)		(1,639,759)
Administrator Class		(7,224,681)		(9,898,992)
Institutional Class		(3,392,920)		(723,431)
Net realized gains
Class A		(5,154,519)		(3,590,262)
Class B		(10,851)		(10,326)
Class C		(1,307,185)		(845,496)
Administrator Class		(4,674,679)		(2,870,855)
Institutional Class		(2,007,331)		(188,481)

Total distributions to shareholders		(31,409,391)		(31,198,284)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	29,777,905	268,139,655	28,926,675	257,655,705
Class B	464	4,204	1,935	17,022
Class C	4,088,660	36,992,480	3,619,687	32,409,215
Administrator Class	36,226,756	326,687,608	32,247,991	287,028,535
Institutional Class	40,415,312	364,245,212	3,333,368	29,628,574

		996,069,159		606,739,051

Reinvestment of distributions
Class A	1,269,048	11,415,209	1,607,617	14,270,441
Class B	1,639	14,702	3,048	26,940
Class C	176,306	1,591,626	237,798	2,114,754
Administrator Class	1,252,089	11,262,338	1,227,149	10,891,131
Institutional Class	418,251	3,760,225	90,792	805,172

		28,044,100		28,108,438

Payment for shares redeemed
Class A	(32,374,935)	(291,426,105)	(26,507,307)	(234,944,257)
Class B	(59,588)	(535,517)	(77,083)	(681,165)
Class C	(3,311,728)	(29,908,893)	(4,793,086)	(42,673,690)
Administrator Class	(35,139,053)	(316,470,287)	(35,059,711)	(310,718,456)
Institutional Class	(8,239,599)	(74,013,710)	(3,744,238)	(33,295,959)

		(712,354,512)		(622,313,527)

Net increase in net assets resulting from capital share transactions		311,758,747		12,533,962

Total increase in net assets		289,037,850		32,932,676

Net assets
Beginning of period		1,349,698,488		1,316,765,812

End of period		$1,638,736,338		$1,349,698,488

Overdistributed net investment income		$(87,766)		$(87,763)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Strategic Municipal Bond Fund	29

(For a share outstanding throughout each period)

	Year ended June 30					Year ended May 31, 2011[2]
CLASS A	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$9.03	$8.87	$8.94	$8.77	$8.75	$8.67
Net investment income	0.10	0.17	0.13	0.21	0.02	0.26
Net realized and unrealized gains (losses) on investments	(0.05)	0.21	0.01	0.18	0.02	0.08

Total from investment operations	0.05	0.38	0.14	0.39	0.04	0.34
Distributions to shareholders from
Net investment income	(0.10)	(0.17)	(0.13)	(0.21)	(0.02)	(0.26)
Net realized gains	(0.08)	(0.05)	(0.08)	(0.01)	0.00	0.00

Total distributions to shareholders	(0.18)	(0.22)	(0.21)	(0.22)	(0.02)	(0.26)
Net asset value, end of period	$8.90	$9.03	$8.87	$8.94	$8.77	$8.75
Total return[3]	0.56%	4.41%	1.59%	4.48%	0.49%	4.01%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.83%	0.82%	0.83%	0.83%	0.88%
Net expenses	0.81%	0.82%	0.82%	0.83%	0.83%	0.87%
Net investment income	1.16%	1.91%	1.49%	2.31%	3.15%	3.02%
Supplemental data
Portfolio turnover rate	39%	51%	49%	74%	12%	130%
Net assets, end of period (000s omitted)	$635,610	$656,256	$609,303	$549,357	$353,518	$330,896

[1]	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

[2]	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Class A of Evergreen Strategic Municipal Bond Fund.

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Strategic Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30					Year ended May 31, 2011[2]
CLASS B	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$9.00	$8.85	$8.92	$8.75	$8.73	$8.65
Net investment income	0.04 [3]	0.10 [3]	0.07 [3]	0.15 [3]	0.02 [3]	0.19 [3]
Net realized and unrealized gains (losses) on investments	(0.04)	0.20	0.01	0.17	0.02	0.09

Total from investment operations	0.00	0.30	0.08	0.32	0.04	0.28
Distributions to shareholders from
Net investment income	(0.04)	(0.10)	(0.07)	(0.14)	(0.02)	(0.20)
Net realized gains	(0.08)	(0.05)	(0.08)	(0.01)	0.00	0.00

Total distributions to shareholders	(0.12)	(0.15)	(0.15)	(0.15)	(0.02)	(0.20)
Net asset value, end of period	$8.88	$9.00	$8.85	$8.92	$8.75	$8.73
Total return[4]	(0.08)%	3.53%	0.83%	3.71%	0.43%	3.23%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.58%	1.57%	1.58%	1.58%	1.64%
Net expenses	1.56%	1.57%	1.57%	1.58%	1.58%	1.63%
Net investment income	0.40%	1.17%	0.77%	1.69%	2.40%	2.20%
Supplemental data
Portfolio turnover rate	39%	51%	49%	74%	12%	130%
Net assets, end of period (000s omitted)	$985	$1,516	$2,128	$3,738	$6,741	$7,531

[1]	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

[2]	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Class B of Evergreen Strategic Municipal Bond Fund.

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Strategic Municipal Bond Fund	31

(For a share outstanding throughout each period)

	Year ended June 30					Year ended May 31, 2011[2]
CLASS C	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$9.06	$8.90	$8.97	$8.80	$8.78	$8.70
Net investment income	0.04	0.10	0.07	0.14	0.02	0.20
Net realized and unrealized gains (losses) on investments	(0.04)	0.21	0.01	0.18	0.02	0.08

Total from investment operations	0.00	0.31	0.08	0.32	0.04	0.28
Distributions to shareholders from
Net investment income	(0.04)	(0.10)	(0.07)	(0.14)	(0.02)	(0.20)
Net realized gains	(0.08)	(0.05)	(0.08)	(0.01)	0.00	0.00

Total distributions to shareholders	(0.12)	(0.15)	(0.15)	(0.15)	(0.02)	(0.20)
Net asset value, end of period	$8.94	$9.06	$8.90	$8.97	$8.80	$8.78
Total return[3]	(0.08)%	3.63%	0.83%	3.69%	0.42%	3.23%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.58%	1.57%	1.58%	1.58%	1.63%
Net expenses	1.56%	1.57%	1.57%	1.58%	1.58%	1.62%
Net investment income	0.40%	1.16%	0.74%	1.59%	2.40%	2.26%
Supplemental data
Portfolio turnover rate	39%	51%	49%	74%	12%	130%
Net assets, end of period (000s omitted)	$152,882	$146,329	$152,155	$147,006	$113,724	$112,740

[1]	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

[2]	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Class C of Evergreen Strategic Municipal Bond Fund.

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Strategic Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30					Year ended May 31, 2011[2]
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011[1]
Net asset value, beginning of period	$9.02	$8.87	$8.94	$8.76	$8.75	$8.67
Net investment income	0.12	0.18	0.15	0.22	0.02	0.28
Net realized and unrealized gains (losses) on investments	(0.04)	0.20	0.01	0.19	0.01	0.08

Total from investment operations	0.08	0.38	0.16	0.41	0.03	0.36
Distributions to shareholders from
Net investment income	(0.12)	(0.18)	(0.15)	(0.22)	(0.02)	(0.28)
Net realized gains	(0.08)	(0.05)	(0.08)	(0.01)	0.00	0.00

Total distributions to shareholders	(0.20)	(0.23)	(0.23)	(0.23)	(0.02)	(0.28)
Net asset value, end of period	$8.90	$9.02	$8.87	$8.94	$8.76	$8.75
Total return[3]	0.80%	4.44%	1.73%	4.76%	0.39%	4.20%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.77%	0.76%	0.75%	0.77%	0.77%
Net expenses	0.68%	0.68%	0.68%	0.68%	0.68%	0.69%
Net investment income	1.28%	2.05%	1.62%	2.42%	3.32%	3.23%
Supplemental data
Portfolio turnover rate	39%	51%	49%	74%	12%	130%
Net assets, end of period (000s omitted)	$529,945	$516,069	$521,312	$435,170	$159,045	$146,149

[1]	For the one month ended June 30, 2011. The Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.

[2]	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Class I of Evergreen Strategic Municipal Bond Fund.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Strategic Municipal Bond Fund	33

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2015	2014	2013[1]
Net asset value, beginning of period	$9.03	$8.87	$9.06
Net investment income	0.13	0.20	0.08 [2]
Net realized and unrealized gains (losses) on investments	(0.05)	0.21	(0.10)

Total from investment operations	0.08	0.41	(0.02)
Distributions to shareholders from
Net investment income	(0.13)	(0.20)	(0.09)
Net realized gains	(0.08)	(0.05)	(0.08)

Total distributions to shareholders	(0.21)	(0.25)	(0.17)
Net asset value, end of period	$8.90	$9.03	$8.87
Total return[3]	0.89%	4.77%	(0.28)%
Ratios to average net assets (annualized)
Gross expenses	0.48%	0.50%	0.50%
Net expenses	0.48%	0.48%	0.48%
Net investment income	1.49%	2.27%	1.65%
Supplemental data
Portfolio turnover rate	39%	51%	49%
Net assets, end of period (000s omitted)	$319,313	$29,528	$31,868

[1]	For the period from November 30, 2012 (commencement of class operations) to June 30, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Strategic Municipal Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Strategic Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Notes to financial statements	Wells Fargo Advantage Strategic Municipal Bond Fund	35

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

36	Wells Fargo Advantage Strategic Municipal Bond Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$1,643,672,697	$2,977,226	$1,646,649,923

Short-term investments
Investment companies	857,075	0	0	857,075
U.S. Treasury securities	2,250,011	0	0	2,250,011
Total assets	$3,107,086	$1,643,672,697	$2,977,226	$1,649,757,009

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2015, the advisory fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.82% for Class A shares, 1.57% for Class B shares, 1.57% for Class C shares, 0.68% for Administrator Class shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

Notes to financial statements	Wells Fargo Advantage Strategic Municipal Bond Fund	37

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended June 30, 2015, Funds Distributor received $39,883 from the sale of Class A shares and $604 and $352 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2015 were $859,592,285 and $425,565,524, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2015, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

As of June 30, 2015, the Fund did not have any open futures contracts. The Fund had an average notional amount of $464,570 and $77,663,892 in long and short futures contracts during the year ended June 30, 2015.

The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2015, the Fund paid $1,586 in commitment fees.

For the year ended June 30, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	Year ended June 30
	2015	2014
Ordinary income	$10,355,544	$3,702,741
Tax-exempt income	17,846,390	22,955,532
Long-term capital gain	3,207,457	4,540,011

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains
$165,866	$2,624,925	$3,382,094

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

38	Wells Fargo Advantage Strategic Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Strategic Municipal Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, the period from June 1, 2011 to June 30, 2011, and the year ended
May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Strategic Municipal Bond Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, the period from
June 1, 2011 to June 30, 2011, and the year ended May 31, 2011, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

Other information (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	39

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $3,207,457 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2015.

For the fiscal year ended June 30, 2015, $391,241 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended June 30, 2015, $9,947,108 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 97.76% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2015.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40	Wells Fargo Advantage Strategic Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	41

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

42	Wells Fargo Advantage Strategic Municipal Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Strategic Municipal Bond Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement applicable to Fund-level administrative services (the “Administration Agreement”). The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

Other information (unaudited)	Wells Fargo Advantage Strategic Municipal Bond Fund	43

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Barclays Short-Intermediate Municipal Bond Index, for all periods under review except the three- and five-year periods.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than, equal to, or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

44	Wells Fargo Advantage Strategic Municipal Bond Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management and the Sub-Adviser, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole.

Funds Management and the Sub-Adviser explained the methodologies and estimates that they used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or the Sub-Adviser to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Strategic Municipal Bond Fund	45

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235278 08-15 A257/AR257 06-15

Wells Fargo Advantage

Ultra Short-Term Municipal Income Fund

Annual Report

June 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: https://www.wellsfargoadvantagefunds.com/pdf/ann/holdings/ultrashorttermmunicipalincome.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund for the 12-month period that ended June 30, 2015. The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate. Ten-year municipal yields declined in the first half of the reporting period and then retraced their path higher in the second half; shorter-term yields rose modestly. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, returned 3.0% during the 12-month reporting period.

Monetary policy was accommodative, and economic growth was moderate.

The Fed kept its key interest rate near zero in order to support the economy and the financial system. It ended its quantitative easing program in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate in 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB expanded its quantitative easing program to include the purchase of eurozone government bonds. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

U.S. economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.3% as of June 2015, and inflation remained below the Fed’s longer-run objective of a 2% pace. The period was also marked by dramatically lower oil prices, which fell from more than $90 per barrel at the beginning of the period to below $50 per barrel in early 2015 before stabilizing near $60 per barrel at the end of June 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured states and municipalities with oil-dependent economies.

Supply and demand technical factors supported municipals.

Demand for municipal debt, as measured by cash flows to mutual funds, was positive for the reporting period. Inflows of more than $25 billion occurred during the first 10 months of the reporting period, but investor demand waned in May and June 2015 as nearly $2 billion in municipal fund redemptions took place alongside higher yields and lower bond prices. On the supply side, refunding outpaced new issuance for capital projects. After several years of negative net new supply, issuance in the first half of 2015 was on track for positive net supply as municipalities both seek to refinance outstanding bonds ahead of higher interest rates and cannot defer necessary capital investments.

Municipal credit fundamentals were solid.

Although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. The state of New Jersey, state of Illinois, and various Chicago credits were downgraded multiple notches due to growing fiscal strains from underfunded pension and other post-employment-benefit liabilities. We believe each issuer has the ability to resolve its financial situation but so far has lacked the political will to do so. Puerto Rico, whose debt is now rated below

[1]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	3

investment grade, continued to struggle to regain its financial footing. Detroit exited its bankruptcy in December 2014, about one-and-a half years after it entered Chapter 9 bankruptcy.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate-debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held on August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA, CPA

Average annual total returns1 (%) as of June 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SMAVX)	10-2-2000	(2.07)	0.20	1.85	(0.07)	0.61	2.06	0.75	0.67
Class C (WFUSX)	3-31-2008	(1.93)	(0.11)	1.32	(0.93)	(0.11)	1.32	1.50	1.42
Administrator Class (WUSMX)	7-30-2010	–	–	–	0.00	0.68	2.17	0.69	0.60
Institutional Class (SMAIX)	7-31-2000	–	–	–	0.23	0.91	2.39	0.42	0.37
Investor Class (SMUAX)	11-30-1995	–	–	–	(0.20)	0.60	2.05	0.78	0.70
Barclays 1-Year Municipal Bond Index[4]	–	–	–	–	0.34	0.86	2.15	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	5

Growth of $10,000 investment[5] as of June 30, 2015

[1]	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has contractually committed through October 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Barclays 1-Year Municipal Bond Index is the 1-year component of the Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent 10 years with Barclays 1-Year Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality and credit quality ratings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays 1-Year Municipal Bond Index, for the 12-month period that ended June 30, 2015.

■	Duration was significantly shorter than the benchmark’s duration because of the Fund’s ultra-short mandate, which helped results as short-term interest rates rose.

■	The Fund ‘s yield-curve positioning detracted from results because it was overweight the short-term area, which underperformed as short-term rates rose in expectation of the Federal Reserve (Fed) raising the federal funds rate later this year

■	Security selection detracted from results due to holdings in the state of Illinois, the city of Chicago, and the state of New Jersey.

■	A continued overweight in BBB-rated bonds, combined with an underweight in higher-rated and prerefunded bonds, helped performance.

Increased volatility and anticipation of a higher federal funds rate dominated the period.

The U.S. Federal Reserve completed its quantitative easing program in October 2014 but maintained its ultra-low rate policy while clearly indicating its intention to begin moving to a more normalized rate environment. Fixed-income markets gyrated as market participants repositioned portfolios based on a moving consensus (resulting from mixed economic data combined with global market volatility) of when the Fed would move. In addition, the European Central Bank announced a 1-trillion-euro quantitative easing program to ward off deflation and stimulate the economy. Over the year, the 10-year U.S. Treasury yield fell from a high of 2.64% on July 3, 2014, to a low of 1.64% on January 30, 2015, before climbing to 2.36% at the end of the reporting period.

Municipal yields ended the fiscal year close to where they started with the exception of bonds with maturities between one and eight years, which ended with higher yields. Consequently, the municipal yield curve flattened due to the underperformance of the short end of the curve. Municipal bonds underperformed Treasuries over the period; the municipal/Treasury ratios indicate that municipal bonds ended the period relatively cheap compared with Treasuries across the curve. During the first half of the period, investor demand combined with limited supply—both new-issue and refunding volume—drove yields lower, caused credit spreads to compress, and helped long-term bonds outperform. The second half of the period saw a dramatically increased supply (about 29% over the same prior-year period) and lower, yet positive, investor demand. During the second half of the period, longer-term bonds underperformed and credit spreads widened, although spreads remained slightly wider than historical norms.

Credit quality[6] as of June 30, 2015

The Fund was positioned for higher rates and a flatter yield curve.

During the past year, we continued to manage the Fund in a relatively conservative manner from a duration perspective. We held duration short relative to the benchmark by keeping nearly half of the Fund invested in VRDNs and FRNs. We believe both of these structures have the potential to benefit from a quick rise in interest rates while maintaining fairly stable prices and high levels of liquidity and adding little duration. We like the defensive nature of these structures and intend to maintain an overweight exposure. The balance of the portfolio was invested in securities with maturities in the four- to five-year part of the curve. We believe the steepness of the yield curve will provide nice total return opportunities as the securities roll down the yield curve, benefiting from a natural increase in price as maturities shorten while providing higher levels of income.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	7

Effective maturity distribution[7] as of June 30, 2015

Lower-quality bonds remained attractive.

Lower-rated bonds on the shorter end of the yield curve did well during the past year. We believe lower-rated credits should continue to experience good performance as investors search for income and municipal credit trends improve. Some of our sector tactics included increasing the Fund’s exposure to short-term health care bonds and corporate-backed municipal bonds because we believed near-term fundamentals looked favorable and yield spreads remained attractive from a longer-term perspective.

We also increased the Fund’s exposure to local general obligation bonds, including several credits from Illinois and New Jersey. More recently, we added insured Puerto Rican bonds from select issuers at attractive tax-exempt yields. While we have a negative outlook for the long-term prospects of a sustained recovery on the island, we believe that the stronger insurers will provide timely repayment of principal and interest on bonds with very short maturities.

The Fund is positioned to keep the net asset value relatively stable while adding income.

Going forward, the interest-rate environment has become less clear. While rates could move higher, we believe continued global uncertainty may delay rate increases. We have started to see yields on the short end of the yield curve rise in anticipation of a rate hike by the Fed. We will continue to maintain high levels of liquidity in order to meet redemptions, if needed, and will strive to keep the net asset value stable while providing a higher level of income than a tax-exempt money market fund.

Please see footnotes on page 5.

8	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$998.19	$3.32	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36	0.67%
Class C
Actual	$1,000.00	$994.76	$7.02	1.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.10	1.42%
Administrator Class
Actual	$1,000.00	$998.53	$2.97	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$999.67	$1.83	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%
Investor Class
Actual	$1,000.00	$997.01	$3.47	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Summary portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	9

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 0.23%
Other securities				$12,776,625	0.23%

Municipal Obligations: 95.55%

Alabama: 2.19%
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series A (Utilities Revenue, National Rural Utilities Finance Corporation SPA) ±	0.50%	11-15-2038	$40,330,000	40,328,387	0.71
Other securities				83,424,714	1.48

				123,753,101	2.19

Alaska: 0.06%
Other securities				3,218,886	0.06

Arizona: 1.55%
Scottsdale AZ IDA Healthcare Series F (Health Revenue, AGM Insured) ±(m)	1.70	9-1-2045	49,425,000	49,425,000	0.88
Other securities				38,141,118	0.67

				87,566,118	1.55

Arkansas: 0.04%
Other securities				2,293,205	0.04

California: 8.20%
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series A (Transportation Revenue) ±	1.00	4-1-2047	28,835,000	28,915,450	0.51
California (GO) ±	4.00	12-1-2026	86,860,000	89,647,337	1.59
California (GO) ±	4.00	12-1-2027	4,800,000	5,070,048	0.09
California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-4 (Miscellaneous Revenue) ø	0.35	4-1-2038	32,000,000	31,822,080	0.56
California Statewide CDA (Various Revenue) µ	0.55-5.00	11-15-2016 to 7-1-2040	43,655,000	43,754,383	0.78
California Statewide CDA Health Facilities Catholic Series D (Health Revenue, AGM Insured) ±(m)	0.55	7-1-2041	32,150,000	32,150,000	0.57
Contra Costa County CA Transportation Authority Series A (Tax Revenue) ±	0.49	3-1-2034	29,000,000	29,000,290	0.51
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.78	7-1-2017	34,200,000	34,062,174	0.60
Other securities				168,928,628	2.99

				463,350,390	8.20

Colorado: 0.83%
Other securities				46,755,587	0.83

Connecticut: 2.79%
Connecticut HEFA Yale University Series T-2 (Education Revenue) ±	0.60	7-1-2029	34,500,000	34,240,905	0.61

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Summary portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Connecticut (continued)
Connecticut HEFA Yale University Series X-2 (Education Revenue) ±	0.90%	7-1-2037	$24,600,000	$24,405,906	0.43%
Other securities				99,247,431	1.75

				157,894,242	2.79

District of Columbia: 0.75%
District of Columbia Income Tax Refunding Secured Series B (Tax Revenue) ±	0.67	12-1-2015	30,000,000	29,999,700	0.53
Other securities				12,202,538	0.22

				42,202,238	0.75

Florida: 4.62%
Miami-Dade County FL (Various Revenue) µ	0.27-5.00	3-3-2016 to 10-1-2033	69,121,886	69,156,293	1.23
Miami-Dade County FL School Board Certificate of Participation Series 3 (Miscellaneous Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.45	9-25-2024	40,000,000	40,000,000	0.71
Miami-Dade County FL School Board Certificate of Participation Series 5 (Miscellaneous Revenue, Dexia Credit Local LOC, FGIC Insured, Dexia Credit Local LIQ) 144Aø	0.48	5-1-2037	25,000,000	25,000,000	0.44
Other securities				126,747,292	2.24

				260,903,585	4.62

Georgia: 2.47%
Georgia Series G (GO) ø	0.47	12-1-2026	106,305,000	105,931,869	1.88
Other securities				33,595,919	0.59

				139,527,788	2.47

Guam: 0.09%
Other securities				4,974,032	0.09

Hawaii: 0.11%
Other securities				6,468,649	0.11

Idaho: 0.24%
Other securities				13,540,000	0.24

Illinois: 8.63%
Chicago IL Board of Education (GO) µ	0.00-5.25	12-1-2015 to 3-1-2032	36,405,000	35,374,860	0.63
Chicago IL Board of Education Series A-1 (GO) ±	0.71	3-1-2026	45,780,000	44,632,295	0.79
Chicago IL Board of Education Series A2 (GO) ø	0.82	3-1-2035	72,320,000	67,199,744	1.19
Illinois (Various Revenue) µ	2.50-5.00	2-1-2016 to 9-1-2018	136,865,000	141,899,758	2.51
Regional Transportation Authority Illinois Refunding Bond Series B (Tax Revenue) ø	0.75	6-1-2025	38,955,000	38,955,000	0.69
Other securities				159,384,339	2.82

				487,445,996	8.63

Indiana: 0.93%
Other securities				52,763,227	0.93

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Iowa: 0.08%
Other securities				$4,503,105	0.08%

Kansas: 0.60%
Other securities				33,702,318	0.60

Kentucky: 1.91%
Ashland KY Ashland Hospital Corporation Kings Daughters Medical Center Project (Health Revenue) ø	1.82%	2-1-2040	$31,430,000	31,488,146	0.56
Kentucky Public Transportation Infrastructure Authority Tolls BAN Downtown Crossing Project Series A (Transportation Revenue)	5.00	7-1-2017	50,420,000	54,388,054	0.96
Other securities				22,122,961	0.39

				107,999,161	1.91

Louisiana: 0.85%
Other securities				48,028,675	0.85

Maine: 0.07%
Other securities				4,053,080	0.07

Maryland: 0.56%
Other securities				31,511,237	0.56

Massachusetts: 2.81%
BB&T Municipal Trust Class B (Miscellaneous Revenue, Rabobank LOC) 144A±	0.37	10-15-2015	26,265,276	26,233,757	0.46
Massachusetts Consolidated Loan Series D-1 (Miscellaneous Revenue) ø	0.27	8-1-2043	80,000,000	79,853,600	1.41
Other securities				52,557,770	0.94

				158,645,127	2.81

Michigan: 5.25%
Michigan Finance Authority (Various Revenue) µ	2.85-5.00	8-20-2015 to 7-1-2018	106,075,000	113,547,884	2.01
University of Michigan Series F (Education Revenue) ø	0.47	4-1-2043	48,970,000	48,964,613	0.87
Other securities				133,930,097	2.37

				296,442,594	5.25

Minnesota: 0.95%
Other securities				53,500,138	0.95

Mississippi: 0.34%
Other securities				19,490,290	0.34

Missouri: 0.90%
Other securities				51,074,953	0.90

Montana: 0.09%
Other securities				5,075,051	0.09

Nebraska: 0.07%
Other securities				3,742,154	0.07

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Summary portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Nevada: 0.07%
Other securities				$3,800,532	0.07%

New Hampshire: 0.02%
Other securities				1,200,096	0.02

New Jersey: 5.06%
New Jersey EDA (Various Revenue) µ	0.80-5.25%	9-1-2016 to 5-1-2018	$23,240,000	23,968,864	0.42
New Jersey EDA School Facilities Construction Project Series E (Miscellaneous Revenue) ±	1.77	2-1-2016	59,540,000	59,598,349	1.05
Other securities				202,570,474	3.59

				286,137,687	5.06

New Mexico: 0.72%
New Mexico Municipal Energy Acquisition Authority Gas Supply Sub Series B (Utilities Revenue, Royal Bank of Canada SPA) ±	0.87	11-1-2039	40,685,000	40,744,807	0.72
Other securities				223,095	0.00

				40,967,902	0.72

New York: 17.18%
Hempstead Town NY Budget Notes (GO)	1.00	12-30-2015	30,400,000	30,496,976	0.54
Metropolitan Transportation Authority New York (Transportation Revenue) µ	0.34-0.45	11-1-2026 to 11-15-2041	23,000,000	22,910,650	0.40
Metropolitan Transportation Authority New York Sub Series 3-3B (Transportation Revenue) ø	0.43	11-1-2030	42,470,000	42,464,904	0.75
Metropolitan Transportation Authority New York Sub Series D-2A (Transportation Revenue, AGM Insured) ±	0.60	11-1-2032	36,650,000	36,634,241	0.65
Metropolitan Transportation Authority New York Sub Series G-2 (Transportation Revenue) ±	0.65	11-1-2032	34,000,000	34,009,520	0.60
New York NY (GO) µ	0.17-0.67	8-1-2021 to 6-1-2036	87,765,000	87,689,146	1.56
New York NY Adjusted Fiscal 2008 Sub Series C4 (GO, AGM Insured) ±(m)	0.50	10-1-2027	56,225,000	56,225,000	1.00
New York NY Municipal Water Finance Authority Series AA3 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.17	6-15-2032	26,550,000	26,550,000	0.47
New York NY Series A-6 (GO) ø	0.57	8-1-2031	39,950,000	39,638,790	0.70
New York NY Series J Sub Series J-3 (GO, AGM Insured) ±(m)	0.67	6-1-2036	26,900,000	26,900,000	0.48
New York NY Series J-9 (GO) ø	0.47	8-1-2027	38,000,000	37,901,200	0.67
New York NY Sub Series L-5 (GO, Bank of America NA SPA) ø	0.03	4-1-2035	31,000,000	31,000,000	0.55
New York NY Transitional Finance Authority NYC Recovery Series 3 (Tax Revenue, Dexia Credit Local SPA) ø	0.35	11-1-2022	41,510,000	41,510,000	0.73
New York NY Transitional Finance Authority (Tax Revenue) µ	0.17-0.35	11-1-2022 to 8-1-2023	57,040,000	57,040,000	1.01
New York NY Transitional Finance Authority Sub Series C3 (Tax Revenue, Dexia Credit Local SPA) ø	0.17	8-1-2031	33,650,000	33,650,000	0.60

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

New York (continued)
New York Urban Development Corporation Certificate of Participation James A Farley Post Office Project (Miscellaneous Revenue) 144A	4.20%	2-1-2017	$37,500,000	$37,396,875	0.66%
Oyster Bay NY BAN Series A (GO)	1.50	2-5-2016	50,465,000	50,690,579	0.90
Suffolk County NY TAN Series III (GO)	1.50	9-11-2015	27,800,000	27,856,156	0.49
Triborough Bridge & Tunnel Authority New York Refunding Bond General Sub Series B-D (Transportation Revenue) ±	0.71	1-1-2031	40,800,000	40,833,864	0.72
Other securities				209,008,165	3.70

				970,406,066	17.18

North Carolina: 1.14%
Other securities				64,626,481	1.14

North Dakota: 0.13%
Other securities				7,468,630	0.13

Ohio: 1.53%
Other securities				86,534,515	1.53

Oklahoma: 0.46%
Other securities				26,164,530	0.46

Oregon: 0.26%
Other securities				14,564,550	0.26

Pennsylvania: 4.16%
Pennsylvania Turnpike Commission (Transportation Revenue)	0.37-0.62	12-1-2016	21,875,000	21,904,999	0.39
Pennsylvania Turnpike Commission Series B-2 (Transportation Revenue) ±	0.37	12-1-2016	34,950,000	34,959,437	0.62
Other securities				178,389,367	3.15

				235,253,803	4.16

Puerto Rico: 1.60%
Puerto Rico Government Development Bank Series 1985 (Miscellaneous Revenue, National Insured) ##	4.75	12-1-2015	39,790,000	39,839,738	0.70
Other securities				50,606,018	0.90

				90,445,756	1.60

Rhode Island: 0.49%
Other securities				27,516,886	0.49

South Carolina: 0.25%
Other securities				14,347,871	0.25

South Dakota: 0.01%
Other securities				464,163	0.01

Tennessee: 1.24%
Other securities				70,080,445	1.24

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Summary portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Texas: 10.81%
Harris County TX Senior Lien Toll Road Series B (Transportation Revenue) ø	0.66%	8-15-2021	$25,430,000	$25,442,461	0.45%
Houston TX Independent School District Limited Tax Schoolhouse Series A-1 (Tax Revenue) ±	3.00	6-1-2039	83,250,000	85,175,573	1.51
Lamar TX Consolidated Independent School District Schoolhouse Series A (GO) ±	2.00	8-15-2047	28,970,000	29,375,870	0.52
North East TX Independent School District Series A (GO) ±	2.00	8-1-2042	26,825,000	27,291,487	0.48
Round Rock TX Independent School District (GO) ±	1.50	8-1-2040	35,000,000	35,407,750	0.63
San Antonio TX Electric & Gas Refunding System Junior Lien Series A (Utilities Revenue) ø	0.36	2-1-2033	53,000,000	52,957,070	0.94
San Antonio TX (Various Revenue)	0.75-2.00	12-1-2027 to 5-1-2043	15,495,000	15,537,184	0.28
Texas Municipal Gas Acquisition & Supply Corporation (Utilities Revenue) µ	0.22-5.00	12-15-2015 to 9-15-2018	46,725,000	46,955,797	0.83
Texas Municipal Gas Acquisition & Supply Corporation II Series B (Utilities Revenue, JPMorgan Chase & Company Guaranteed) ±	0.54	9-15-2017	62,625,000	62,627,505	1.11
Other securities				230,258,394	4.06

				611,029,091	10.81

Virgin Islands: 0.20%
Other securities				11,238,150	0.20

Virginia: 0.42%
Other securities				23,897,619	0.42

Washington: 0.44%
Other securities				24,645,968	0.44

West Virginia: 0.23%
Other securities				12,962,950	0.23

Wisconsin: 0.88%
Other securities				49,492,067	0.88

Wyoming: 0.27%
Other securities				15,000,000	0.27

Total Municipal Obligations (Cost $5,403,868,502)				5,398,670,685	95.55

Other: 1.42%
Nuveen Dividend Advantage Municipal Fund 3, Institutional MuniFund Term Preferred Shares ±144A	0.82	10-1-2017	38,000,000	38,164,160	0.68
Nuveen Texas Quality Income Municipal Fund, Institutional MuniFund Term Preferred Shares ±144A	0.97	11-1-2018	25,000,000	25,132,000	0.44
Other securities				17,023,970	0.30

Total Other (Cost $80,000,000)				80,320,130	1.42

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Short-Term Investments: 2.82%

Commercial Paper: 1.13%
Wisconsin Series 08	0.08%	8-5-2015	$33,325,000	$33,324,334	0.59%
Wisconsin Series 08	0.12	7-1-2015	30,589,000	30,589,000	0.54

				63,913,334	1.13

	Yield		Shares

Investment Companies: 1.68%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		95,062,084	95,062,084	1.68

			Principal
U.S. Treasury Securities: 0.01%
U.S. Treasury Bill (z)#	0.01	9-17-2015	$675,000	675,003	0.01

Total Short-Term Investments (Cost $159,643,469)				159,650,421	2.82

Total investments in securities (Cost $5,656,483,898) *				5,651,417,861	100.02
Other assets and liabilities, net				(1,368,796)	(0.02)

Total net assets				$5,650,049,065	100.00%

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

µ	All or some of these obligations have credit enhancements or liquidity features thatmay, under certain circumstances, provide for repayment of principal and interest.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $5,656,478,025 and unrealized gains (losses) consists of:

Gross unrealized gains	$10,127,856
Gross unrealized losses	(15,188,020)

Net unrealized losses	$(5,060,164)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Statement of assets and liabilities—June 30, 2015

Assets
Investments
In unaffiliated securities, at value (cost $5,561,421,814)	$5,556,355,777
In affiliated securities, at value (cost $95,062,084)	95,062,084

Total investments, at value (cost $5,656,483,898)	5,651,417,861
Receivable for investments sold	18,745,000
Receivable for Fund shares sold	4,877,911
Receivable for interest	25,463,989
Receivable for daily variation margin on open futures contracts	32,813
Prepaid expenses and other assets	76,312

Total assets	5,700,613,886

Liabilities
Dividends payable	797,362
Payable for investments purchased	26,468,964
Payable for Fund shares redeemed	20,261,645
Due to custodian bank	702,931
Advisory fee payable	1,027,240
Distribution fee payable	26,467
Administration fees payable	713,320
Accrued expenses and other liabilities	566,892

Total liabilities	50,564,821

Total net assets	$5,650,049,065

NET ASSETS CONSIST OF
Paid-in capital	$5,654,698,804
Overdistributed net investment income	(486,434)
Accumulated net realized gains on investments	1,091,562
Net unrealized losses on investments	(5,254,867)

Total net assets	$5,650,049,065

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$961,485,263
Shares outstanding – Class A1	100,054,535
Net asset value per share – Class A	$9.61
Maximum offering price per share – Class A2	$9.81
Net assets – Class C	$42,289,256
Shares outstanding – Class C1	4,456,410
Net asset value per share – Class C	$9.49
Net assets – Administrator Class	$328,133,947
Shares outstanding – Administrator Class[1]	34,145,773
Net asset value per share – Administrator Class	$9.61
Net assets – Institutional Class	$3,930,234,086
Shares outstanding – Institutional Class[1]	408,985,484
Net asset value per share – Institutional Class	$9.61
Net assets – Investor Class	$387,906,513
Shares outstanding – Investor Class[1]	40,316,119
Net asset value per share – Investor Class	$9.62

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98.00 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	17

Investment income
Interest	$54,599,675
Income from affiliated securities	32,966

Total investment income	54,632,641

Expenses
Advisory fee	16,565,625
Administration fees
Fund level	2,910,500
Class A	1,922,023
Class C	79,757
Administrator Class	377,152
Institutional Class	3,158,208
Investor Class	855,430
Shareholder servicing fees
Class A	3,003,161
Class C	124,621
Administrator Class	941,903
Investor Class	1,120,773
Distribution fee
Class C	373,863
Custody and accounting fees	304,503
Professional fees	48,330
Registration fees	138,142
Shareholder report expenses	111,212
Trustees’ fees and expenses	12,476
Other fees and expenses	149,076

Total expenses	32,196,755
Less: Fee waivers and/or expense reimbursements	(3,419,232)

Net expenses	28,777,523

Net investment income	25,855,118

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	2,270,274
Futures transactions	(1,184,764)

Net realized gains on investments	1,085,510

Net change in unrealized gains (losses) on:
Unaffiliated securities	(21,530,543)
Futures transactions	(188,830)

Net change in unrealized gains (losses) on investments	(21,719,373)

Net realized and unrealized gains (losses) on investments	(20,633,863)

Net increase in net assets resulting from operations	$5,221,255

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Statement of changes in net assets

	Year ended June 30, 2015		Year ended June 30, 2014

Operations
Net investment income		$25,855,118		$30,356,773
Net realized gains on investments		1,085,510		1,275,986
Net change in unrealized gains (losses) on investments		(21,719,373)		1,104,524

Net increase in net assets resulting from operations		5,221,255		32,737,283

Distributions to shareholders from
Net investment income
Class A		(2,749,665)		(5,850,481)
Administrator Class		(1,130,512)		(1,679,716)
Institutional Class		(21,082,314)		(20,993,060)
Investor Class		(901,173)		(1,796,119)
Net realized gains
Class A		(244,521)		(268,368)
Class C		(11,088)		(11,554)
Administrator Class		(85,022)		(62,086)
Institutional Class		(858,240)		(467,194)
Investor Class		(98,683)		(91,540)

Total distributions to shareholders		(27,161,218)		(31,220,118)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	111,855,247	542,684,333	153,515,272	740,042,032
Class C	180,062	862,969	556,128	2,667,896
Administrator Class	22,590,699	110,907,773	45,684,977	220,201,589
Institutional Class	914,711,014	4,491,582,630	884,595,338	4,263,841,240
Investor Class	10,840,147	53,947,649	21,440,358	103,493,611

		5,199,985,354		5,330,246,368

Reinvestment of distributions
Class A	578,030	2,925,065	1,243,954	5,996,760
Class C	1,902	9,074	1,999	9,569
Administrator Class	234,725	1,187,806	343,353	1,654,960
Institutional Class	2,557,359	12,986,750	2,368,393	11,415,651
Investor Class	189,236	963,181	370,943	1,790,854

		18,071,876		20,867,794

Payment for shares redeemed
Class A	(340,346,333)	(1,162,471,735)	(223,884,938)	(1,079,373,632)
Class C	(8,124,877)	(17,508,880)	(6,711,100)	(32,179,579)
Administrator Class	(73,238,026)	(190,475,449)	(61,585,309)	(296,841,189)
Institutional Class	(1,213,893,325)	(3,962,637,971)	(821,224,511)	(3,958,421,473)
Investor Class	(76,333,375)	(175,481,600)	(56,025,392)	(270,495,316)

		(5,508,575,635)		(5,637,311,189)

Net decrease in net assets resulting from capital share transactions		(290,518,405)		(286,197,027)

Total decrease in net assets		(312,458,368)		(284,679,862)

Net assets
Beginning of period		5,962,507,433		6,247,187,295

End of period		$5,650,049,065		$5,962,507,433

Overdistributed net investment income		$(486,434)		$(477,957)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]
Net asset value, beginning of period	$9.64	$9.64	$9.64	$9.64	$9.62
Net investment income	0.02	0.04	0.04	0.10	0.12
Net realized and unrealized gains (losses) on investments	(0.03)	0.00 [2]	(0.02)	0.00 [2]	0.02

Total from investment operations	(0.01)	0.04	0.02	0.10	0.14
Distributions to shareholders from
Net investment income	(0.02)	(0.04)	(0.02)	(0.10)	(0.12)
Net realized gains	(0.00)[2]	(0.00)[2]	0.00	0.00	0.00

Total distributions to shareholders	(0.02)	(0.04)	(0.02)	(0.10)	(0.12)
Net asset value, end of period	$9.61	$9.64	$9.64	$9.64	$9.64
Total return[3]	(0.07)%	0.35%	0.31%	0.96%	1.51%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.75%	0.76%	0.76%
Net expenses	0.67%	0.67%	0.67%	0.67%	0.67%
Net investment income	0.23%	0.34%	0.32%	0.95%	1.28%
Supplemental data
Portfolio turnover rate	44%[4]	51%[4]	65%[4]	111%	127%
Net assets, end of period (000s omitted)	$961,485	$1,582,112	$1,914,970	$2,603,618	$2,691,449

[1]	A one-for-two reverse share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

[4]	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]
Net asset value, beginning of period	$9.58	$9.62	$9.64	$9.64	$9.62
Net investment income (loss)	(0.11)	(0.04)[2]	(0.06)	0.02	0.06
Net realized and unrealized gains (losses) on investments	0.02	0.00 [3]	0.04	0.00 [3]	0.02

Total from investment operations	(0.09)	(0.04)	(0.02)	0.02	0.08
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.02)	(0.06)
Net realized gains	(0.00)[3]	(0.00)[3]	0.00	0.00	0.00

Total distributions to shareholders	(0.00)[3]	(0.00)[3]	0.00	(0.02)	(0.06)
Net asset value, end of period	$9.49	$9.58	$9.62	$9.64	$9.64
Total return[4]	(0.93)%	(0.40)%	(0.21)%	0.25%	0.76%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.50%	1.50%	1.51%	1.51%
Net expenses	1.42%	1.42%	1.42%	1.42%	1.42%
Net investment income (loss)	(0.52)%	(0.41)%	(0.43)%	0.23%	0.54%
Supplemental data
Portfolio turnover rate	44%[5]	51%[5]	65%[5]	111%	127%
Net assets, end of period (000s omitted)	$42,289	$59,352	$89,148	$148,465	$216,389

[1]	A one-for-two reverse share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges.

[5]	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2015[1]	2014[1]	2013[1]	2012[1]	2011[1,2]
Net asset value, beginning of period	$9.64	$9.64	$9.64	$9.64	$9.62
Net investment income	0.03	0.04	0.04	0.10	0.12
Net realized and unrealized gains (losses) on investments	(0.03)	0.00 [3]	0.00 [3]	0.00 [3]	0.02

Total from investment operations	0.00	0.04	0.04	0.10	0.14
Distributions to shareholders from
Net investment income	(0.03)	(0.04)	(0.04)	(0.10)	(0.12)
Net realized gains	(0.00)[3]	(0.00)[3]	0.00	0.00	0.00

Total distributions to shareholders	(0.03)	(0.04)	(0.04)	(0.10)	(0.12)
Net asset value, end of period	$9.61	$9.64	$9.64	$9.64	$9.64
Total return[4]	0.00%	0.42%	0.38%	1.03%	1.47%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.69%	0.69%	0.68%	0.67%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.30%	0.41%	0.39%	0.95%	1.42%
Supplemental data
Portfolio turnover rate	44%[5]	51%[5]	65%[5]	111%	127%
Net assets, end of period (000s omitted)	$328,134	$407,791	$482,711	$597,108	$266,710

[1]	A one-for-two reverse share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	For the period from July 30, 2010 (commencement of class operations) to June 30, 2011

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

[5]	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]
Net asset value, beginning of period	$9.64	$9.64	$9.64	$9.64	$9.62
Net investment income	0.05	0.06	0.06	0.12	0.16
Net realized and unrealized gains (losses) on investments	(0.03)	0.00 [2]	0.00 [2]	0.00 [2]	0.02

Total from investment operations	0.02	0.06	0.06	0.12	0.18
Distributions to shareholders from
Net investment income	(0.05)	(0.06)	(0.06)	(0.12)	(0.16)
Net realized gains	(0.00)[2]	(0.00)[2]	0.00	0.00	0.00

Total distributions to shareholders	(0.05)	(0.06)	(0.06)	(0.12)	(0.16)
Net asset value, end of period	$9.61	$9.64	$9.64	$9.64	$9.64
Total return	0.23%	0.65%	0.61%	1.26%	1.82%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.42%	0.42%	0.43%	0.43%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	0.54%	0.64%	0.61%	1.23%	1.60%
Supplemental data
Portfolio turnover rate	44%[3]	51%[3]	65%[3]	111%	127%
Net assets, end of period (000s omitted)	$3,930,234	$3,403,244	$3,085,284	$3,158,674	$2,423,330

[1]	A one-for-two reverse share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Amount is less than $0.005.

[3]	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	23

(For a share outstanding throughout each period)

	Year ended June 30
INVESTOR CLASS	2015[1]	2014[1]	2013[1]	2012[1]	2011[1]
Net asset value, beginning of period	$9.66	$9.66	$9.66	$9.64	$9.62
Net investment income	0.02	0.02	0.02	0.08	0.12
Net realized and unrealized gains (losses) on investments	(0.04)	0.00 [2]	0.00 [2]	0.02	0.02

Total from investment operations	(0.02)	0.02	0.02	0.10	0.14
Distributions to shareholders from
Net investment income	(0.02)	(0.02)	(0.02)	(0.08)	(0.12)
Net realized gains	(0.00)[2]	(0.00)[2]	0.00	0.00	0.00

Total distributions to shareholders	(0.02)	(0.02)	(0.02)	(0.08)	(0.12)
Net asset value, end of period	$9.62	$9.66	$9.66	$9.66	$9.64
Total return	(0.20)%	0.32%	0.28%	1.14%	1.48%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.78%	0.78%	0.79%	0.79%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.20%	0.31%	0.29%	0.92%	1.25%
Supplemental data
Portfolio turnover rate	44%[3]	51%[3]	65%[3]	111%	127%
Net assets, end of period (000s omitted)	$387,907	$510,008	$675,074	$987,752	$1,068,221

[1]	A one-for-two reverse share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Amount is less than $0.005.

[3]	Portfolio turnover rate excludes variable rate demand notes which may account for changes from rates reported in prior periods.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	25

Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. At June 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized gains on investments
$69	$(69)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Agency securities	$0	$0	$12,776,625	$12,776,625

Municipal obligations	0	5,361,228,185	37,442,500	5,398,670,685

Other	0	80,320,130	0	80,320,130

Short-term investments
Commercial paper	0	63,913,334	0	63,913,334
Investment companies	95,062,084	0	0	95,062,084
U.S. Treasury securities	675,003	0	0	675,003
	95,737,087	5,505,461,649	50,219,125	5,651,417,861
Futures contracts	32,813	0	0	32,813
Total assets	$95,769,900	$5,505,461,649	$50,219,125	$5,651,450,674

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.30% and declining to 0.225% as the average daily net assets of the Fund increase. For the year ended June 30, 2015, the advisory fee was equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Notes to financial statements	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	27

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.67% for Class A shares, 1.42% for Class C shares, 0.60% for Administrator Class shares, 0.37% for Institutional Class shares and 0.70 % for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2015, Funds Distributor received $2,461 from the sale of Class A shares and $43 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2015 were $3,270,392,276 and $2,062,763,095, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2015, the Fund entered into futures contracts for to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio.

At June 30, 2015, the Fund had short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at June 30, 2015	Unrealized losses
9-30-2015	JPMorgan	700 Short	2-Year U.S. Treasury Notes	$153,256,250	$(188,830)

The Fund had an average notional amount of $87,697,180 in futures contracts during the year ended June 30, 2015.

On June 30, 2015, the cumulative unrealized losses on futures contracts in the amount of $188,830 are reflected in net unrealized losses on investments on the Statement of Assets and Liabilities. The receivable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized losses and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a

28	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Notes to financial statements

termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	JPMorgan	$32,813	$0	$0	$32,813

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2015, the Fund paid $6,680 in commitment fees.

For the year ended June 30, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	Year ended June 30
	2015	2014
Ordinary income	$1,702,543	$0
Tax-exempt income	24,436,678	30,319,376
Long-term capital gain	1,021,997	900,742

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Undistributed long-term gain	Unrealized losses
$310,927	$896,860	$(5,060,164)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Ultra Short-Term Municipal Income Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

30	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $1,021,997 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2015.

For the fiscal year ended June 30, 2015, $1,426,917 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 94.48% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2015.

For the fiscal year ended June 30, 2015 $275,626 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

32	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

34	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Other information (unaudited)

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe.

The Board noted that the performance of the Fund (Class A) was lower than the average performance of the Universe for all periods under review except the ten-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the Barclays 1 Year Municipal Bond Index (1-2), for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors that affected the Fund’s performance and the composition of the benchmark and the funds in the Universe, and of longer term outperformance relative to the Universe.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	35

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235279 08-15 A258/AR258 06-15

Wells Fargo Advantage

Wisconsin Tax-Free Fund

Annual Report

June 30, 2015

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The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Wisconsin Tax-Free Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Wisconsin Tax-Free Fund for the 12-month period that ended June 30, 2015. The U.S. Federal Reserve (Fed) continued an easy monetary policy while setting expectations for future increases to the federal funds rate. Ten-year municipal yields declined in the first half of the reporting period and then retraced their path higher in the second half; shorter-term yields rose modestly. The Barclays Municipal Bond Index1, a broad measure tracking investment-grade municipal bonds, returned 3.0% during the 12-month reporting period.

Monetary policy was accommodative, and economic growth was moderate.

The Fed kept its key interest rate near zero in order to support the economy and the financial system. It ended its quantitative easing program in October 2014 and also set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate in 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. In September 2014, the ECB cut its key rate to a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB expanded its quantitative easing program to include the purchase of eurozone government bonds. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

U.S. economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.3% as of June 2015, and inflation remained below the Fed’s longer-run objective of a 2% pace. The period was also marked by dramatically lower oil prices, which fell from more than $90 per barrel at the beginning of the period to below $50 per barrel in early 2015 before stabilizing near $60 per barrel at the end of June 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured states and municipalities with oil-dependent economies.

Supply and demand technical factors supported municipals.

Demand for municipal debt, as measured by cash flows to mutual funds, was positive for the reporting period. Inflows of more than $25 billion occurred during the first 10 months of the reporting period, but investor demand waned in May and June 2015 as nearly $2 billion in municipal fund redemptions took place alongside higher yields and lower bond prices. On the supply side, refunding outpaced new issuance for capital projects. After several years of negative net new supply, issuance in the first half of 2015 was on track for positive net supply as municipalities both seek to refinance outstanding bonds ahead of higher interest rates and cannot defer necessary capital investments.

Municipal credit fundamentals were solid.

Although most municipal issuers’ fundamentals improved, a handful of troubled credits dominated the press. The state of New Jersey, state of Illinois, and various Chicago credits were downgraded multiple notches due to growing fiscal strains from underfunded pension and other post-employment-benefit liabilities. We believe each issuer has the ability to resolve its financial situation but so far has lacked the political will to do so. Puerto Rico, whose debt is now rated below

[1]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	3

investment grade, continued to struggle to regain its financial footing. Detroit exited its bankruptcy in December 2014, about one-and-a half years after it entered Chapter 9 bankruptcy.

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate-debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appear to have functioned well over the past year with sufficient liquidity and muted volatility.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Wisconsin Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA, CPA

Thomas Stoeckmann

Average annual total returns1 (%) as of June 30, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WWTFX)	3-31-2008	(2.55)	2.64	3.27	2.07	3.58	3.75	0.92	0.70
Class C (WWCTX)	12-26-2002	0.31	2.80	2.96	1.31	2.80	2.96	1.67	1.45
Investor Class (SWFRX)	4-6-2001	–	–	–	2.04	3.55	3.72	0.95	0.73
Barclays Municipal Bond Index[4]	–	–	–	–	3.00	4.50	4.45	–	–
Barclays Wisconsin Municipal Bond Index[5]	–	–	–	–	2.96	4.25	4.59	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Wisconsin and Puerto Rico municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	5

Growth of $10,000 investment[6] as of June 30, 2015

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of Investor Class shares, no such adjustment is reflected). If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The Adviser has contractually committed through October 31, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Barclays Wisconsin Municipal Bond Index is the Wisconsin component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Barclays Municipal Bond Index and the Barclays Wisconsin Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality and credit quality ratings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Wisconsin Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmarks, the Barclays Municipal Bond Index and the Barclays Wisconsin Municipal Bond Index, for the 12-month period that ended June 30, 2015.

■	With the continued uncertainty in Puerto Rico, we further reduced our exposure to the territory and primarily own shorter bonds with insurance or backing by a nongovernmental obligor.

■	Our large cash position at the start of the period and underweight to longer maturity bonds hurt performance as rates initially declined and the yield curve flattened. Initially, we purchased some national municipal debt with this cash with the view that the after-tax return was compelling. However, later in the period, we finally saw some supply of double-exempt bonds within the state and purchased several issues.

■	The Fund’s continued overweight to BBB-rated bonds helped; as credit spreads declined, these bonds performed well.

Credit quality[7] as of June 30, 2015

Playing defense with our interest-rate strategy did not work, but playing defense with our Puerto Rico holdings did.

The Fund entered the period with a large cash position, primarily due to sales of Puerto Rico holdings during the last reporting period. We used some of this cash early in the period to buy national issues that had compelling after-tax yields. We bought some Illinois bonds and later some New Jersey bonds. Unfortunately, both of those states underperformed, but we like their long-term potential. Most of our purchases came later in the period when we saw an increase in supply of double-exempt Wisconsin bonds. We bought bonds issued for Bellin

Health, Rogers Memorial Health, the Wisconsin Center District, Wisconsin Housing Authority, Kaukauna, and Wisconsin Redevelopment Authority, to name a few. While we have deployed most of our cash, the Fund’s interest-rate exposure is still less than the benchmark.

Within Puerto Rico and the other U.S. territories, we continued to reduce the Fund’s holdings. The economy within Puerto Rico is still contracting, and the government has recently talked about the need to restructure its debt. The Fund generally holds higher-quality, short-duration debt. Its Puerto Rico holdings, on average, produced about a 2.45% return during the period. While this was below the return of the broad index, it was well above the -4.44% return of Puerto Rico bonds within the index. The debt of the other U.S. territories (Guam and the Virgin Islands) performed well, and we used this as an opportunity to modestly decrease exposure.

Effective maturity distribution[8] as of June 30, 2015

With the U.S. in its fifth year of economic expansion, lower-quality credits performed well.

As the U.S. economy continued to show moderate growth, tax receipts grew as well. At the same time, municipal bond funds saw positive cash flows. This was positive for lower-quality bonds, and their yield premiums declined. The Fund maintained an overweight to BBB-rated bonds, and those bonds performed well. However, with growing global uncertainty and substantially tighter spreads relative to one year ago, we became more cautious on the sector. While we won’t necessarily sell existing holdings because they generate high levels of tax-exempt income, we will be much more selective if we add new, lower-quality bonds.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	7

Wisconsin’s budget picture has improved.

The state of Wisconsin’s financial health has improved in recent years, illustrated by an increasing balance in its budget stabilization fund. This improvement is mitigated by the use of reserves in the upcoming biennium to balance the budget, slowing down financial progress. The legislature in Madison continues to prioritize tax reductions rather than achieve structural balance. Lagging revenues were mitigated by midyear spending cuts, and liquidity improved compared with previous years. Historically, the state has maintained a fully funded pension system with strong funding mechanisms in place. While the economic and employment numbers in the state are in line with national averages, these numbers have shown weaker growth compared with the rest of the nation. This can be attributed to the lack of recovered manufacturing jobs that were lost during the recession, as the economy and employment is moderately concentrated in the manufacturing sector.

Global uncertainty and increased volatility will drive investment decisions.

Going forward, the interest-rate environment has become less clear. While rates could move modestly higher, we believe continued global turmoil could push increases to the federal funds rate further into the future. While increased volatility means we want to hold more cash and highly liquid investments for defensive purposes, it also means more opportunities will present themselves. Our total return approach, combined with a relative-value bias, will cause us to adjust the Fund’s positioning as market conditions change.

Please see footnotes on page 5.

8	Wells Fargo Advantage Wisconsin Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,000.58	$3.47	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Class C
Actual	$1,000.00	$996.87	$7.18	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Investor Class
Actual	$1,000.00	$1,000.43	$3.62	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.66	0.73%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Wisconsin Tax-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 96.39%

Georgia: 1.04%
Atlanta GA Development Authority Series A1 (Tax Revenue)	5.00%	7-1-2034	$1,500,000	$1,661,790

Guam: 6.14%
Guam Government Business Privilege Series A (Tax Revenue)	5.25	1-1-2036	2,000,000	2,193,460
Guam Government Business Privilege Series B1 (Tax Revenue)	5.00	1-1-2042	500,000	533,985
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.38	12-1-2024	1,000,000	1,104,020
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.50	12-1-2019	1,000,000	1,148,920
Guam Government Waterworks Authority Water & Wastewater System Project (Water & Sewer Revenue)	5.25	7-1-2025	740,000	845,250
Guam Government Waterworks Authority Water & Wastewater System Project (Water & Sewer Revenue)	6.00	7-1-2025	650,000	650,098
Guam Government Waterworks Authority Water & Wastewater System Project (Water & Sewer Revenue)	5.00	7-1-2019	650,000	723,860
Guam International Airport Authority Series A (Airport Revenue)	5.00	10-1-2016	100,000	104,915
Guam International Airport Authority Series B (Airport Revenue)	5.00	10-1-2016	150,000	157,373
Guam Power Authority Series A (Utilities Revenue, AGM Insured)	5.00	10-1-2019	1,575,000	1,797,737
Guam Power Authority Series A (Utilities Revenue, AGM Insured)	5.00	10-1-2020	500,000	578,815

				9,838,433

Illinois: 4.78%
Chicago IL Board of Education Refunding Bond Series A (GO, Ambac Insured)	5.50	12-1-2025	2,115,000	2,190,696
Chicago IL Refunding Bond (Tax Revenue)	5.00	1-1-2034	2,000,000	2,086,060
Chicago IL Refunding Bond CAB Series C (GO) ¤	0.00	1-1-2032	2,500,000	903,975
Chicago IL Series A (GO)	5.00	1-1-2027	1,700,000	1,649,374
Chicago IL Waterworks Second Lien (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2020	500,000	550,865
Illinois (Miscellaneous Revenue)	5.50	7-1-2026	250,000	270,660

				7,651,630

Michigan: 0.13%
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	4.00	11-1-2021	215,000	214,690

New Jersey: 1.57%
New Jersey EDA Series EE (Miscellaneous Revenue)	5.00	9-1-2023	935,000	991,203
New Jersey Transportion Trust Fund Authority Series AA (Miscellaneous Revenue)	5.00	6-15-2038	1,500,000	1,529,265

				2,520,468

New York: 1.03%
Metropolitan Transportation Authority New York (Transportation Revenue)	5.00	11-15-2045	1,500,000	1,641,825

Puerto Rico: 13.35%
Puerto Rico Commonwealth Public Improvement Refunding Bond Series A (GO, AGM Insured)	5.00	7-1-2015	1,750,000	1,750,000
Puerto Rico Commonwealth Public Improvement Refunding Bond Series A (GO, AGM Insured)	5.00	7-1-2016	1,535,000	1,519,650
Puerto Rico Commonwealth Public Improvement Refunding Bond Series A (Tax Revenue, National Insured)	5.50	7-1-2016	210,000	210,525
Puerto Rico Commonwealth Public Improvement Refunding Bond Series A (Tax Revenue, National Insured)	5.50	7-1-2016	215,000	215,538

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Wisconsin Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority Refunding Bond Series JJ (Utilities Revenue, National Insured)	5.25%	7-1-2015	$565,000	$565,000
Puerto Rico Electric Power Authority Refunding Bond Series KK (Utilities Revenue, National Insured)	5.50	7-1-2015	1,250,000	1,250,000
Puerto Rico Electric Power Authority Refunding Bond Series KK (Utilities Revenue, National Insured)	5.50	7-1-2016	1,000,000	985,000
Puerto Rico Electric Power Authority Refunding Bond Series LL (Utilities Revenue, National Insured)	5.50	7-1-2017	1,000,000	983,130
Puerto Rico Electric Power Authority Refunding Bond Series UU (Utilities Revenue, AGM Insured)	4.00	7-1-2015	1,100,000	1,100,000
Puerto Rico Electric Power Authority Refunding Bond Series UU (Utilities Revenue, AGM Insured)	5.00	7-1-2016	2,255,000	2,266,275
Puerto Rico HFA Subordinated Capital Fund Modernization Refunding Bond (Housing Revenue, HUD Insured)	5.50	12-1-2018	600,000	663,822
Puerto Rico HFA Unrefunded Balance Capital Funding Program (Housing Revenue, HUD Insured)	5.00	12-1-2015	500,000	491,945
Puerto Rico Highway & Transportation Authority Prerefunded Bond Series W (Tax Revenue, National Insured)	5.50	7-1-2015	850,000	850,119
Puerto Rico Highway & Transportation Authority Refunding Bond Series L (Transportation Revenue, AGC Insured)	5.25	7-1-2019	1,000,000	1,002,640
Puerto Rico Highway & Transportation Authority Refunding Bond Series L (Transportation Revenue, BHAC/FGIC Insured)	5.25	7-1-2021	300,000	345,459
Puerto Rico Highway & Transportation Authority Unrefunded Balance Series W (Tax Revenue, National Insured)	5.50	7-1-2015	335,000	335,000
Puerto Rico Hospital Auxilio Mutuo Obligated Group Series A (Health Revenue)	5.00	7-1-2019	1,500,000	1,534,905
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital De La Concepcion Series A (Health Revenue)	6.50	11-15-2020	25,000	25,543
Puerto Rico Municipal Finance Authority Series C (Tobacco Revenue, BHAC/FGIC Insured)	5.50	7-1-2020	3,000,000	3,408,720
Puerto Rico Public Buildings Authority Refunding Bond (Miscellaneous Revenue, National Insured)	5.50	7-1-2015	1,875,000	1,875,000

				21,378,271

Virgin Islands: 4.03%
Virgin Islands PFA Gross Receipts Series C (Tax Revenue)	5.00	10-1-2017	2,240,000	2,405,178
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Tax Revenue, National Insured)	4.00	10-1-2020	450,000	464,108
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Tax Revenue, AGM Insured)	4.00	10-1-2022	1,000,000	1,068,070
Virgin Islands PFA Gross Receipts Taxes Loan Notes (Tax Revenue, National Insured)	5.00	10-1-2016	250,000	261,498
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2025	2,000,000	2,247,740
Virgin Islands PFA Unrefunded Balance Series A (Miscellaneous Revenue)	7.30	10-1-2018	10,000	11,095

				6,457,689

Wisconsin: 64.32%
Appleton WI RDA Fox Cities Performing Arts Center Project (Tax Revenue)	1.50	9-1-2015	400,000	400,332
Appleton WI RDA Fox Cities Performing Arts Center Project (Tax Revenue)	1.75	9-1-2016	415,000	416,403
Blue Mounds WI CDA Series A (Miscellaneous Revenue)	1.25	4-1-2017	50,000	50,152
Cudahy WI CDA Series A (Miscellaneous Revenue)	1.20	6-1-2017	170,000	170,542
Cudahy WI CDA Series A (Miscellaneous Revenue)	1.50	6-1-2018	200,000	200,294
Glendale WI CDA Bayshore Public Parking (Miscellaneous Revenue)	1.50	10-1-2019	300,000	301,974
Glendale WI CDA Series A (Miscellaneous Revenue)	3.50	10-1-2017	1,635,000	1,718,483

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Wisconsin Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin (continued)
Glendale WI CDA Series A (Miscellaneous Revenue)	3.50%	10-1-2018	$1,700,000	$1,807,780
Green Bay WI Housing Authority Rivers Edge Apartment Project (Housing Revenue, Marshall & Ilsley Bank LOC) ø	0.07	12-1-2017	115,000	115,000
Green Bay WI Housing Authority University Student Village Housing Series 2009 (Education Revenue)	4.38	4-1-2022	200,000	213,038
Green Bay WI Housing Authority University Student Village Housing Series 2009 (Education Revenue)	5.00	4-1-2030	1,410,000	1,551,324
Green Bay WI RDA Bellin Memorial Hospital Incorporated (Health Revenue)	5.65	12-1-2026	100,000	114,991
Green Bay WI RDA Bellin Memorial Hospital Incorporated (Health Revenue)	6.00	12-1-2029	260,000	302,021
Green Bay WI RDA Bellin Memorial Hospital Incorporated (Health Revenue)	4.25	12-1-2015	50,000	50,834
Green Bay WI RDA Bellin Memorial Hospital Incorporated (Health Revenue)	5.50	12-1-2023	250,000	286,223
Green Bay WI RDA Bellin Memorial Hospital Incorporated (Health Revenue)	6.15	12-1-2032	420,000	489,989
Green Bay WI RDA Pine Street Parking Ramp Project (Miscellaneous Revenue)	2.70	4-1-2016	405,000	412,055
Greenfield WI CDA Layton Terrace Project (Housing Revenue) ±	4.75	9-1-2033	500,000	500,600
Kaukauna WI RDA (Miscellaneous Revenue) %%	3.75	6-1-2032	850,000	838,236
Kaukauna WI RDA (Miscellaneous Revenue) %%	4.00	6-1-2019	50,000	54,445
Kaukauna WI RDA (Miscellaneous Revenue) %%	4.00	6-1-2020	100,000	109,731
Kaukauna WI RDA (Miscellaneous Revenue) %%	4.00	6-1-2021	310,000	340,076
Kaukauna WI RDA (Miscellaneous Revenue) %%	4.00	6-1-2022	235,000	256,709
Kaukauna WI RDA (Miscellaneous Revenue) %%	4.00	6-1-2023	200,000	218,216
Kaukauna WI RDA (Miscellaneous Revenue) %%	4.00	6-1-2025	425,000	459,740
Kaukauna WI RDA (Miscellaneous Revenue) %%	4.00	6-1-2028	425,000	444,151
Kaukauna WI RDA (Miscellaneous Revenue) %%	4.00	6-1-2035	900,000	890,901
Little Chute WI CDA (Industrial Development Revenue, Associated Bank NA LOC) ø	0.17	7-1-2053	805,000	805,000
Little Chute WI CDA (Miscellaneous Revenue)	4.25	3-1-2017	200,000	200,442
Little Chute WI CDA (Miscellaneous Revenue)	4.35	3-1-2018	200,000	200,398
Madison WI CDA Monticello Apartments (Housing Revenue, BMO Harris Bank NA LOC) ø	0.07	4-1-2023	395,000	395,000
Madison WI CDA Wisconsin Alumni Research Foundation (Education Revenue)	5.00	10-1-2023	150,000	170,903
Madison WI CDA Wisconsin Alumni Research Foundation (Education Revenue)	5.00	10-1-2025	475,000	539,800
Madison WI CDA Wisconsin Alumni Research Foundation (Education Revenue)	5.00	10-1-2039	5,000,000	5,640,600
Madison WI CDA Wisconsin Housing Preservation (Housing Revenue, BMO Harris Bank NA LOC) ø	0.07	5-1-2035	170,000	170,000
Milwaukee WI RDA Historic Third Ward Package (Transportation Revenue, Northern Trust Company LOC) ø	0.07	9-1-2028	710,000	710,000
Milwaukee WI RDA Milwaukee Public Schools Congress Series A (Miscellaneous Revenue)	4.60	8-1-2022	100,000	100,373
Milwaukee WI RDA Neighborhood Schools Series A (Miscellaneous Revenue, Ambac Insured)	3.90	8-1-2021	205,000	213,401
Milwaukee WI RDA Public Schools Series A (Miscellaneous Revenue, Ambac Insured)	4.00	8-1-2023	300,000	309,624
Milwaukee WI RDA Public Schools Series A (Miscellaneous Revenue)	5.00	8-1-2020	3,100,000	3,554,553
Milwaukee WI RDA Public Schools Series A (Miscellaneous Revenue) ##	5.00	8-1-2021	3,330,000	3,846,217
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A (Education Revenue)	6.25	8-1-2043	2,100,000	2,364,894
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue)	3.15	8-1-2017	50,000	52,196
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue)	4.60	8-1-2024	870,000	934,136
Milwaukee WI RDA Summer Festival Project (Miscellaneous Revenue)	5.00	8-1-2030	3,000,000	3,329,190
Milwaukee WI RDA Wisconsin Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	1.00	12-1-2038	2,205,000	2,205,000
Monroe WI RDA Monroe Clinic Incorporated (Health Revenue)	5.50	2-15-2029	1,000,000	1,092,780
Monroe WI RDA Monroe Clinic Incorporated (Health Revenue)	5.88	2-15-2039	1,570,000	1,720,485
Oostburg WI CDA Series A (Miscellaneous Revenue)	1.40	5-1-2016	70,000	70,384

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Wisconsin Tax-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin (continued)
Oostburg WI CDA Series A (Miscellaneous Revenue)	1.75%	5-1-2018	$50,000	$50,045
Pittsville WI CDA Series A (Miscellaneous Revenue)	1.45	6-1-2016	50,000	50,007
Pittsville WI CDA Series A (Miscellaneous Revenue)	1.65	6-1-2017	100,000	99,328
Platteville WI RDA University of Wisconsin Platteville Real Estate (Education Revenue)	5.00	7-1-2022	1,000,000	1,107,500
Racine WI Elderly Housing Authority Wisconsin Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	1.00	10-1-2042	1,445,000	1,445,000
Residual Interest Bond Floater Trust Various States Series 2WE (Miscellaneous Revenue, Barclays Bank plc LOC) 144A ø	0.21	5-1-2018	4,000,000	4,000,000
Saukville Village WI CDA Calibre Incorporated Project (Industrial Development Revenue, BMO Harris Bank NA LOC) ø	0.27	9-1-2029	670,000	670,000
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2015	160,000	163,862
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2017	1,765,000	1,953,467
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2018	380,000	434,363
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2019	100,000	117,228
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2021	2,000,000	2,432,520
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2023	1,600,000	1,944,128
Southeast Wisconsin Professional Baseball Park District Series A (Tax Revenue, National Insured)	5.50	12-15-2026	2,330,000	2,763,613
Sturgeon Bay WI Waterfront RDA Series A (Miscellaneous Revenue)	4.35	10-1-2018	150,000	154,185
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Miscellaneous Revenue)	3.80	2-1-2018	300,000	309,318
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Miscellaneous Revenue)	4.00	2-1-2019	220,000	226,384
Sun Prairie WI CDA Tax Incremental # 6 & 7 (Miscellaneous Revenue)	4.50	2-1-2022	250,000	257,053
Verona WI CDA Public Improvements (Miscellaneous Revenue)	5.38	12-1-2022	830,000	831,627
Warrens WI CDA Economic Improvements (Miscellaneous Revenue)	5.10	11-1-2020	70,000	49,000
Warrens WI CDA Interim Workout Extension (Tax Revenue)	3.70	11-1-2029	250,000	126,250
Warrens WI CDA Public Improvements (Miscellaneous Revenue)	5.00	11-1-2016	70,000	52,500
Waukesha WI Housing Authority Preservation Corporation Project (Housing Revenue, Johnson Bank LOC) ø	1.00	12-1-2042	1,985,000	1,985,000
Waukesha WI Housing Authority The Arboretum Project (Housing Revenue) ±	5.00	12-1-2027	340,000	340,741
Waukesha WI RDA Welldall Manufacturing Incorporated Project (Industrial Development Revenue, U.S. Bank NA LOC)	2.30	12-1-2016	135,000	138,066
Waukesha WI RDA Welldall Manufacturing Incorporated Project (Industrial Development Revenue, U.S. Bank NA LOC)	2.65	12-1-2017	335,000	347,837
Waukesha WI RDA Welldall Manufacturing Incorporated Project (Industrial Development Revenue, U.S. Bank NA LOC)	4.00	12-1-2023	150,000	158,996
Waukesha WI RDA Welldall Manufacturing Incorporated Project (Industrial Development Revenue, U.S. Bank NA LOC)	4.20	12-1-2024	150,000	161,643
Waukesha WI RDA Welldall Manufacturing Incorporated Project (Industrial Development Revenue, U.S. Bank NA LOC)	4.25	12-1-2025	250,000	267,705
Wauwatosa WI Housing Authority Hart Park Square Project (Health Revenue, BMO Harris Bank NA LOC) ø	0.27	3-1-2034	260,000	260,000
Weston WI CDA Series A (Miscellaneous Revenue)	5.25	10-1-2020	720,000	722,210
Wisconsin Center District CAB (Tax Revenue, National Insured) ¤	0.00	12-15-2019	175,000	157,348
Wisconsin Center District CAB (Tax Revenue, AGM Insured) ¤	0.00	12-15-2030	190,000	109,951
Wisconsin Center District Junior Dedicated Bond (Tax Revenue, AGM Insured)	5.25	12-15-2015	30,000	30,683
Wisconsin Center District Junior Dedicated Bond (Tax Revenue, AGM Insured)	5.25	12-15-2018	65,000	73,628
Wisconsin Center District Junior Dedicated Bond (Tax Revenue, AGM Insured)	5.25	12-15-2019	2,000,000	2,316,440

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Wisconsin Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin (continued)
Wisconsin Center District Junior Dedicated Bond (Tax Revenue, AGM Insured)	5.25%	12-15-2023	$2,340,000	$2,693,621
Wisconsin Center District Junior Dedicated Bond (Tax Revenue, AGM Insured)	5.25	12-15-2027	570,000	653,477
Wisconsin Center District Junior Dedicated Bond Series A (Tax Revenue)	5.00	12-15-2030	2,100,000	2,297,967
Wisconsin Center District Junior Dedicated Bond Series A (Tax Revenue)	5.00	12-15-2022	730,000	815,184
Wisconsin Dells CDA (Miscellaneous Revenue)	4.60	3-1-2025	175,000	176,556
Wisconsin HEFA Bellin Memorial Hospital Obligated Group (Health Revenue)	3.00	12-1-2019	1,475,000	1,544,827
Wisconsin HEFA Bellin Memorial Hospital Obligated Group (Health Revenue)	4.00	12-1-2035	1,000,000	995,820
Wisconsin HEFA Bellin Memorial Hospital Obligated Group (Health Revenue)	5.00	12-1-2025	1,500,000	1,726,335
Wisconsin HEFA Bellin Memorial Hospital Obligated Group (Health Revenue)	5.00	12-1-2026	1,740,000	1,985,044
Wisconsin HEFA Rogers Memorial Hospital Incorporated Series B (Health Revenue)	5.00	7-1-2044	3,250,000	3,435,738
Wisconsin Housing & EDA (Housing Revenue, FHA Insured)	6.10	6-1-2021	70,000	76,574
Wisconsin Housing & EDA AMT Series A (Housing Revenue)	4.63	11-1-2037	25,000	25,055
Wisconsin Housing & EDA AMT Series A (Housing Revenue)	4.75	5-1-2037	275,000	275,077
Wisconsin Housing & EDA MFHR Series A (Industrial Development Revenue) ±	4.25	12-1-2035	1,960,000	2,000,611
Wisconsin Housing & EDA President House Project (Housing Revenue, Associated Bank NA LOC) ø	0.17	8-1-2046	1,775,000	1,775,000
Wisconsin Housing & EDA Series A (Housing Revenue)	3.00	5-1-2022	100,000	102,134
Wisconsin Housing & EDA Series A (Housing Revenue)	3.00	11-1-2022	125,000	127,588
Wisconsin Housing & EDA Series A (Housing Revenue)	0.55	12-1-2016	50,000	49,932
Wisconsin Housing & EDA Series A (Housing Revenue, FHLB LIQ) ø	0.06	5-1-2055	5,800,000	5,800,000
Wisconsin Housing & EDA Series A (Housing Revenue)	0.80	6-1-2017	50,000	49,941
Wisconsin Housing & EDA Series A (Housing Revenue)	0.90	12-1-2017	50,000	49,853
Wisconsin Housing & EDA Series A (Housing Revenue)	1.15	6-1-2018	55,000	54,922
Wisconsin Housing & EDA Series A (Housing Revenue)	1.25	12-1-2018	55,000	54,871
Wisconsin Housing & EDA Series A (Housing Revenue)	1.55	12-1-2019	55,000	54,916
Wisconsin Housing & EDA Series A (Housing Revenue)	1.95	12-1-2020	55,000	54,929
Wisconsin Housing & EDA Series A (Housing Revenue)	4.05	12-1-2049	800,000	792,760
Wisconsin Housing & EDA Series A (Housing Revenue)	5.75	11-1-2043	3,390,000	3,578,111
Wisconsin Housing & EDA Series E (Housing Revenue)	4.90	11-1-2035	2,015,000	2,021,347
Wisconsin Oneida Tribe of Indians (Tax Revenue) 144A	5.50	2-1-2021	605,000	676,239
Wisconsin Refunding Bond of 2011 Series 1 (GO)	5.00	5-1-2022	1,225,000	1,437,500

				103,029,171

Total Municipal Obligations (Cost $151,240,226)				154,393,967

Total investments in securities (Cost $151,240,226) *	96.39%	154,393,967
Other assets and liabilities, net	3.61	5,781,082

Total net assets	100.00%	$160,175,049

¤	The security is issued in zero coupon form with no periodic interest payments.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

##	All or a portion of this security is segregated for when-issued securities.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

*	Cost for federal income tax purposes is $151,237,761 and unrealized gains (losses) consists of:

Gross unrealized gains	$4,185,491
Gross unrealized losses	(1,029,285)

Net unrealized gains	$3,156,206

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Wisconsin Tax-Free Fund	Statement of assets and liabilities—June 30, 2015

Assets
Investments in unaffiliated securities, at value (cost $151,240,226)	$154,393,967
Cash	7,984,081
Receivable for investments sold	50,000
Receivable for Fund shares sold	256,911
Receivable for interest	1,665,307
Prepaid expenses and other assets	23,667

Total assets	164,373,933

Liabilities
Dividends payable	21,488
Payable for investments purchased	3,612,514
Payable for Fund shares redeemed	434,358
Advisory fee payable	19,677
Distribution fee payable	6,763
Administration fees payable	30,574
Accrued expenses and other liabilities	73,510

Total liabilities	4,198,884

Total net assets	$160,175,049

NET ASSETS CONSIST OF
Paid-in capital	$157,023,965
Overdistributed net investment income	(10,499)
Accumulated net realized gains on investments	7,842
Net unrealized gains on investments	3,153,741

Total net assets	$160,175,049

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$23,824,401
Shares outstanding – Class A1	2,198,959
Net asset value per share – Class A	$10.83
Maximum offering price per share – Class A2	$11.34
Net assets – Class C	$10,922,617
Shares outstanding – Class C1	1,008,160
Net asset value per share – Class C	$10.83
Net assets – Investor Class	$125,428,031
Shares outstanding – Investor Class[1]	11,576,545
Net asset value per share – Investor Class	$10.83

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2015	Wells Fargo Advantage Wisconsin Tax-Free Fund	15

Investment income
Interest	$4,411,135

Expenses
Advisory fee	528,382
Administration fees
Fund level	75,483
Class A	34,352
Class C	17,015
Investor Class	225,838
Shareholder servicing fees
Class A	53,675
Class C	26,586
Investor Class	297,155
Distribution fee
Class C	79,756
Custody and accounting fees	8,826
Professional fees	44,318
Registration fees	45,724
Shareholder report expenses	22,608
Trustees’ fees and expenses	12,392
Other fees and expenses	8,767

Total expenses	1,480,877
Less: Fee waivers and/or expense reimbursements	(308,698)

Net expenses	1,172,179

Net investment income	3,238,956

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	1,138,977
Net change in unrealized gains (losses) on investments	(1,520,636)

Net realized and unrealized gains (losses) on investments	(381,659)

Net increase in net assets resulting from operations	$2,857,297

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Wisconsin Tax-Free Fund	Statement of changes in net assets

	Year ended June 30, 2015		Year ended June 30, 2014

Operations
Net investment income		$3,238,956		$4,265,458
Net realized gains on investments		1,138,977		741,993
Net change in unrealized gains (losses) on investments		(1,520,636)		1,267,295

Net increase in net assets resulting from operations		2,857,297		6,274,746

Distributions to shareholders from
Net investment income
Class A		(476,833)		(614,858)
Class C		(156,636)		(243,713)
Investor Class		(2,605,288)		(3,406,831)
Net realized gains
Class A		(213,581)		(149,910)
Class C		(108,604)		(78,371)
Investor Class		(1,168,572)		(843,712)

Total distributions to shareholders		(4,729,514)		(5,337,395)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	654,328	7,170,002	477,359	5,145,319
Class C	165,504	1,815,037	161,136	1,742,442
Investor Class	2,709,500	29,751,822	1,404,090	15,125,122

		38,736,861		22,012,883

Reinvestment of distributions
Class A	56,852	622,960	63,758	685,335
Class C	23,730	259,991	28,834	309,706
Investor Class	316,401	3,467,290	361,702	3,888,245

		4,350,241		4,883,286

Payment for shares redeemed
Class A	(321,379)	(3,523,390)	(1,093,429)	(11,711,174)
Class C	(132,955)	(1,456,383)	(351,862)	(3,783,217)
Investor Class	(1,737,420)	(19,058,958)	(3,054,100)	(32,782,075)

		(24,038,731)		(48,276,466)

Net increase (decrease) in net assets resulting from capital share transactions		19,048,371		(21,380,297)

Total increase (decrease) in net assets		17,176,154		(20,442,946)

Net assets
Beginning of period		142,998,895		163,441,841

End of period		$160,175,049		$142,998,895

Overdistributed net investment income		$(10,499)		$(10,698)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Wisconsin Tax-Free Fund	17

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.96	$10.86	$11.09	$10.68	$10.67
Net investment income	0.24	0.33	0.27	0.34	0.36
Net realized and unrealized gains (losses) on investments	(0.02)	0.18	(0.22)	0.42	0.01

Total from investment operations	0.22	0.51	0.05	0.76	0.37
Distributions to shareholders from
Net investment income	(0.24)	(0.33)	(0.27)	(0.34)	(0.36)
Net realized gains	(0.11)	(0.08)	(0.01)	(0.01)	0.00

Total distributions to shareholders	(0.35)	(0.41)	(0.28)	(0.35)	(0.36)
Net asset value, end of period	$10.83	$10.96	$10.86	$11.09	$10.68
Total return[1]	2.07%	4.80%	0.46%	7.19%	3.52%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.92%	0.90%	0.92%	0.92%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.22%	3.02%	2.44%	3.06%	3.43%
Supplemental data
Portfolio turnover rate	28%	25%	31%	14%	60%
Net assets, end of period (000s omitted)	$23,824	$19,825	$25,641	$20,844	$11,540

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Wisconsin Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.96	$10.86	$11.09	$10.68	$10.67
Net investment income	0.16	0.25	0.19	0.26	0.27
Net realized and unrealized gains (losses) on investments	(0.02)	0.18	(0.22)	0.42	0.01

Total from investment operations	0.14	0.43	(0.03)	0.68	0.28
Distributions to shareholders from
Net investment income	(0.16)	(0.25)	(0.19)	(0.26)	(0.27)
Net realized gains	(0.11)	(0.08)	(0.01)	(0.01)	0.00

Total distributions to shareholders	(0.27)	(0.33)	(0.20)	(0.27)	(0.27)
Net asset value, end of period	$10.83	$10.96	$10.86	$11.09	$10.68
Total return[1]	1.31%	4.02%	(0.29)%	6.40%	2.71%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.67%	1.65%	1.67%	1.67%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.48%
Net investment income	1.47%	2.28%	1.69%	2.32%	2.56%
Supplemental data
Portfolio turnover rate	28%	25%	31%	14%	60%
Net assets, end of period (000s omitted)	$10,923	$10,431	$12,094	$11,393	$9,552

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Wisconsin Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.96	$10.86	$11.09	$10.68	$10.67
Net investment income	0.24	0.32	0.27	0.33	0.35
Net realized and unrealized gains (losses) on investments	(0.02)	0.18	(0.22)	0.42	0.01

Total from investment operations	0.22	0.50	0.05	0.75	0.36
Distributions to shareholders from
Net investment income	(0.24)	(0.32)	(0.27)	(0.33)	(0.35)
Net realized gains	(0.11)	(0.08)	(0.01)	(0.01)	0.00

Total distributions to shareholders	(0.35)	(0.40)	(0.28)	(0.34)	(0.35)
Net asset value, end of period	$10.83	$10.96	$10.86	$11.09	$10.68
Total return	2.04%	4.77%	0.43%	7.16%	3.49%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.95%	0.93%	0.95%	0.95%
Net expenses	0.73%	0.73%	0.73%	0.73%	0.73%
Net investment income	2.19%	3.00%	2.41%	3.04%	3.32%
Supplemental data
Portfolio turnover rate	28%	25%	31%	14%	60%
Net assets, end of period (000s omitted)	$125,428	$112,743	$125,707	$121,449	$100,804

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Wisconsin Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Wisconsin Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Advantage Wisconsin Tax-Free Fund	21

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2015, the Fund had $43,830 of current year deferred post-October capital losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$154,393,967	$0	$154,393,967

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

22	Wells Fargo Advantage Wisconsin Tax-Free Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase. For the year ended June 30, 2015, the advisory fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, and 0.73% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2015, Funds Distributor received $1,945 from the sale of Class A shares and $79 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2015 were $54,414,703 and $33,866,298, respectively.

Notes to financial statements	Wells Fargo Advantage Wisconsin Tax-Free Fund	23

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended June 30, 2015, the Fund paid $160 in commitment fees.

For the year ended June 30, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	Year ended June 30
	2015	2014
Ordinary income	$896,413	$91,787
Tax-exempt income	3,238,756	4,265,402
Long-term capital gain	594,345	980,206

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred
$10,983	$49,213	$3,156,206	$(43,830)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Advantage Wisconsin Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Wisconsin Tax-Free Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Wisconsin Tax-Free Fund as of June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

Other information (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	25

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $594,345 was designated as long-term capital gain distributions for the fiscal year ended June 30, 2015.

For the fiscal year ended June 30, 2015, $896,413 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2015.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

SPECIAL MEETING OF SHAREHOLDERS

On August 6, 2015, a Special Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – To approve a change to the classification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940:

Shares voted “For”	7,028,949
Shares voted “Against”	239,957
Shares voted “Abstain”	740,737

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage Wisconsin Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage Wisconsin Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Wisconsin Tax-Free Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

Other information (unaudited)	Wells Fargo Advantage Wisconsin Tax-Free Fund	29

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review except the one-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the Barclays Municipal Bond Index, for all periods under review except the first quarter of 2015.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark and Universe for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors that affected the Fund’s performance and the composition of the funds in the Universe.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were equal to the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and

30	Wells Fargo Advantage Wisconsin Tax-Free Fund	Other information (unaudited)

compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Wisconsin Tax-Free Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235280 08-15 A259/AR259 06-15

Wells Fargo Advantage Global Long/Short Fund

Annual Report

June 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Global Long/Short Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Returns suffered substantially late in the period when investors grew concerned about negotiations between Greece and its creditors and dramatic reversals in China’s stock market.

Equity and bond market volatility increased over the period

Dear Valued Shareholder:

We are pleased to provide you with the annual report for the Wells Fargo Advantage Global Long/Short Fund from the Fund’s inception on November 28, 2014, through June 30, 2015. Global stocks experienced uneven performance over the seven-month time frame, recording five months of losses and two months of gains, as measured by the MSCI ACWI Net (USD)1, a proxy for stock performance in developed and emerging markets. The index recorded a 0.68% gain in U.S. dollar terms for the seven-month period. Returns suffered late in the period when investors grew concerned about negotiations between Greece and its creditors and dramatic reversals in China’s stock market.

While economic data improved in the U.S., investment volatility increased.

Among the most significant influences on the markets during the period were improving economic data in the U.S., Europe, and Japan; a continued economic slowdown in China, along with substantial equity market declines after a strong run early in 2015; and central bank actions globally intended to support economic activity.

In the U.S., corporate earnings generally were favorable, consumer confidence improved, and the labor market continued to recover. For the period, the S&P 500 Index2, a proxy for U.S. large-cap stocks, gained 0.98%. The U.S. Federal Reserve (Fed) ended its quantitative easing (QE) bond-buying program in October 2014 and kept short-term interest rates low, stifling fixed-income returns. For the period, the Barclays U.S. Aggregate Bond Index3 was essentially flat, while the Barclays Global Aggregate ex U.S. Dollar Bond Index4 lost 6.57%. Equity and bond market volatility increased over the period as renewed fears of slowing global growth took hold and investors began to price in expectations that the Fed would raise short-term interest rates during 2015.

In overseas markets, central banks intervened to stimulate economic activity.

During the period, the MSCI EAFE Index (Net)5, a proxy for international developed equity markets, gained 1.87% in U.S. dollar terms. In the Pacific region, the Bank of Japan maintained accommodative monetary policies as it sought to stimulate economic growth. Japan’s economy rebounded from a recession in the final quarter of 2014, but growth was weaker than expected. The outlook improved in May when consumer spending in Japan increased for the first time in more than a year.

Early in 2015, the European Central Bank launched a QE-related bond-buying program through which it is expected to buy more than one trillion euros of mostly government bonds between March 2015 and September 2016. Initial signs suggested that low interest rates and QE benefited economic growth in some of the larger eurozone member countries when, for the first time in five years, all four of the region’s largest economies—France, Germany, Italy, and Spain—recorded gross domestic product (GDP) growth during the first quarter of 2015. Overall, international stocks suffered late in the period due to uncertainty caused by contentious negotiations between Greece and other eurozone countries and declining equity markets in China.

[1]	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) Net (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Net (USD) consists of 46 country indexes comprising 23 developed and 23 emerging markets country indexes. The developed markets country indexes included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indexes included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Letter to shareholders (unaudited)	Wells Fargo Advantage Global Long/Short Fund	3

The MSCI Emerging Markets Index6 lost 1.80% for the period in U.S. dollar terms. Returns in these markets were particularly volatile. The index recorded three months of positive returns that ranged as high as almost 8% and logged four months of negative returns, with a loss of almost 5% in December 2014. In China, economic growth remains positive but at lower levels than in recent years. In response, the People’s Bank of China reduced interest rates five times in eight months in an effort to spark economic activity. Beyond China, a number of emerging markets countries in Europe, perhaps most notably Greece, struggled with high sovereign debt levels and austerity programs, while emerging economies in Southeast Asia reported lower GDP growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The S&P 500 Index consists of approximately 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[3]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. You cannot invest directly in an index.

[4]	The Barclays Global Aggregate ex U.S. Dollar Bond Index tracks an international basket of government, corporate, agency, and mortgage-related bonds. You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[6]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

4	Wells Fargo Advantage Global Long/Short Fund	Letter to shareholders (unaudited)

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

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6	Wells Fargo Advantage Global Long/Short Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Jeffrey Everett, CFA

Dale A. Winner, CFA

Average annual total returns (%) as of June 30, 2015

		Including sales charge	Excluding sales charge	Expense ratios[1] (%)
	Inception date	Since inception	Since inception	Gross	Net[2]
Class A (WGLAX)	11-28-2014	(2.45)	3.50	3.16	2.81
Class C (WGLCX)	11-28-2014	2.10	3.10	3.91	3.56
Administrator Class (WGLDX)	11-28-2014	–	3.60	3.08	2.71
Institutional Class (WGLSX)	11-28-2014	–	3.70	2.83	2.51
Global Long/Short Composite Index[3]	–	–	0.41	–	–
MSCI ACWI Net (USD)[4]	–	–	0.68	–	–
Barclays U.S. Treasury Bill 1-3 Month Total Return Index[5]	–	–	0.01	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. A Fund that purchases options, which are a type of derivative, is subject to the risk of a loss of premiums without offsetting gains. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. Borrowing money to purchase securities or cover short positions magnifies losses and incurs expenses. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Global Long/Short Fund	7

Growth of $10,000 investment[6] as of June 30, 2015

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]	The Adviser has contractually committed through October 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.75% for Class A, 2.50% for Class C, 1.65% for Administrator Class, and 1.45% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, prime broker fees, expenses from dividend and interest on short positions, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. The Global Long/Short Composite Index is weighted 50% in the Morgan Stanley Capital International All Country World Index (measures the equity market performance of developed and emerging markets) and 50% in the Barclays U.S. Treasury Bill 1-3 Month Total Return Index (tracks the performance and attributes of recently issued 1-3 month U.S. Treasury bills using Barclays’ monthly rebalancing conventions). You cannot invest directly in an index.

[4]	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) Net (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging markets country indexes. The developed markets country indexes included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indexes included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The Barclays U.S. Treasury Bill 1–3 Month Total Return Index includes all publicly issued zero-coupon U.S. Treasury bills that have a remaining maturity of less than three months and more than one, are rated investment grade, and have $250 million or more of outstanding face value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares since inception with the Global Long/Short Composite Index, MSCI ACWI Net (USD), and Barclays U.S. Treasury Bill 1-3 Month Total Return Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest long and short position holdings, excluding cash and cash equivalents, are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Global Long/Short Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, which is a blended benchmark comprising 50% of the return of the MSCI AWCI Net (USD) and 50% of the return of the Barclays U.S. Treasury Bill 1-3 Month Total Return Index, during the period from inception on November 28, 2014 through June 30, 2015. The Fund’s outperformance was due primarily to notable stock-specific gains in each region globally as well as prudent net and gross exposure positioning across geographic regions, sectors, and currencies.

■	Significant gains from East Asia, Western Europe, and North America accounted for the lion’s share of benchmark outperformance, specifically from financials sector stocks in Hong Kong/China and Japan, a health care sector holding in Canada, financials and industrials sector investments in Italy, and from currency hedges of the euro and yen versus the U.S. dollar.

■	These gains far outweighed losses from detractors, including positions in the industrials, information technology, and consumer discretionary sectors in Europe, Japan, and North America, as well as short positions the U.S. financials and European consumer sectors.

■	We continue to find fundamental long and short stock investment ideas as overall macroeconomic volatility persists, primarily across Asia and Europe.

Our research and risk management processes drove outperformance.

The Fund generated returns in excess of the blended benchmark since its inception as fundamental long and short stock positions generated gains across Asia, Europe, and the Americas. Results were derived from our research and risk management processes as we focused on fundamentals among nonconsensus ideas and sought low valuations underpinned by well-researched risk management.

Overall Fund net exposures have concentrated across developed markets, notably the U.S., Japan, Germany, the U.K., Italy, and Hong Kong, with lower exposures across emerging markets, other than China and South Korea. As we look globally, we continue to find compelling values internationally as the impacts of regional reforms and reflationary efforts allow selected companies to engage in differentiated actions to generate shareholder value, while others are mired in outdated or inflexible business models more susceptible to adverse volatility. At the same time, we recognize that a transition to more normalized monetary policy in the U.S. relative to expanding quantitative easing in Europe and Japan places pressures on domestic currencies, contributing to our partial hedges of foreign-exchange risk of net long exposures in European and Japanese currency-denominated net equity exposures.

Ten largest long position holdings[7] (%) as of June 30, 2015
Mitsubishi UFJ Financial Group Incorporated	3.99
Nomura Holdings Incorporated	2.69
Compagnie de Saint-Gobain SA	2.59
China Everbright Limited	2.55
Hitachi Limited	2.54
Vodafone Group plc	2.34
Daiwa House Industry Company Limited	2.30
Volkswagen AG	2.19
Akzo Nobel NV	2.13
Rheinmetall AG	2.08

Ten largest short position holdings[7] (%) as of June 30, 2015
iShares MSCI EAFE ETF	(3.92)
WisdomTree Investments Incorporated	(1.73)
WisdomTree Japan Hedged Equity ETF	(1.49)
iShares MSCI EMU ETF	(1.46)
Nestle SA	(1.35)
Electrolux AB Series B	(1.15)
iShares MSCI Switzerland Capped ETF	(1.12)
Unicredit SpA	(0.97)
Unilever NV	(0.96)
iShares MSCI Canada ETF	(0.93)

Strong performance from international equity markets in China, Japan, and Europe helped propel overall returns, notably enhanced by net long exposure in individual stocks that are consumption and financial reform beneficiaries in China, reflation and favorable export-oriented developments in Japan, and firms engaged in self-help restructuring—taking proactive steps to improve their performance—across Europe. Financial services equities, were top contributors to overall results. On the short side, fundamental industrials sector in Europe; overlevered and overvalued Japanese retailers; and

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Global Long/Short Fund	9

additional shorts and hedges across the Thai, Philippine, and Canadian equity markets contributed to positive returns. These gains significantly offset the largest losses, which were attributable to holdings in the industrials, information technology, and consumer discretionary sectors in Europe, Japan and North America.

Top long positions are centered in Japan and Europe with bottom-up-driven emphasis on diversified financials and industrial equities globally. Top shorts include the following: a packaged foods company and a home-improvement firm in Europe, individual asset managers/brokers based in the U.S., and hedges across equity markets represented in the MSCI EAFE Index8 and European Union (EU), with lower overall exposures to the consumer staples, energy, and materials sectors.

Sector allocation[9] as of June 30, 2015
	Gross exposure (%)	Net exposure (%)
Consumer Discretionary	11	8
Consumer Staples	8	1
Energy	2	4
Financials	34	54
Health Care	3	8
Industrials	15	22
Information Technology	8	18
Materials	2	5
Telecommunication Services	5	8
Other	12	(28)
	100	100

Country allocation[9] as of June 30, 2015
	Gross exposure (%)	Net exposure (%)
Canada	1	3
China	5	10
France	4	5
Germany	9	19
Hong Kong	5	12
Italy	5	8
Japan	22	39
Netherlands	3	3
South Korea	1	3
Sweden	1	(3)
Switzerland	5	1
United Kingdom	7	16
United States	32	(16)
	100	100

Divergences in economies and markets create equity investment opportunities.

As we look forward at risks and opportunities, we continue to witness wide divergences in regional and national economies and policymaker actions as well as corporate prospects in an environment of increased differentiation between public equities within sectors and regions. In Japan and the China/Hong Kong market, there is a growing gulf separating reform-minded and shareholder-sensitive companies from other companies in secular decline. In Europe, a number of firms continue to stand out positively for their self-imposed restructurings and efforts to enhance profitability, while others are more challenged—unable to confront adverse headwinds from more competitive markets and/or moderating business trends.

We expect sustained volatility from instability in the EU’s efforts to manage the economic and monetary union, China’s ability to gradually experiment with and progress toward a more market-oriented financial market, and Japan’s efforts to reflate its domestic economy to create additional long and short opportunities. A ready European Central Bank, focused on helping contain credit risks arising from apparently intractable negotiations between Greece and its creditors; Chinese central authorities committed to easing the strains of deleveraging by promoting domestic consumption and financial reforms; and Japanese officials coordinating monetary, fiscal, and structural reform efforts to stimulate local risk sentiment all provide the macro backdrop for continued market volatility geared to reward fundamental stock pickers who can distinguish between fair market values and true micro fundamentals.

Please see footnotes on page 7.

10	Wells Fargo Advantage Global Long/Short Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,039.16	$15.07	2.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,010.02	$14.85	2.98%
Class C
Actual	$1,000.00	$1,036.18	$17.97	3.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,007.14	$17.72	3.56%
Administrator Class
Actual	$1,000.00	$1,040.16	$13.76	2.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.31	$13.56	2.72%
Institutional Class
Actual	$1,000.00	$1,041.16	$12.70	2.51%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.35	$12.52	2.51%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Global Long/Short Fund	11

Security name	Shares	Value

Common Stocks: 64.58%

Canada: 1.04%
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) †	499	$110,853

China: 3.39%
Biostime International Holdings Limited (Consumer Staples, Food Products)	32,000	93,710
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	50,000	67,083
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	163,000	129,533
YY Incorporated (Information Technology, Internet Software & Services) †	1,013	70,424

		360,750

France: 2.59%
Compagnie de Saint-Gobain SA (Industrials, Building Products)	6,136	275,476

Germany: 7.74%
Hugo Boss AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	449	50,182
Metro AG (Consumer Staples, Food & Staples Retailing)	4,629	145,943
Rheinmetall AG (Industrials, Industrial Conglomerates)	4,356	220,888
Siemens AG (Industrials, Industrial Conglomerates)	1,711	172,343
Volkswagen AG (Consumer Discretionary, Automobiles)	1,005	233,048

		822,404

Hong Kong: 4.86%
China Everbright Limited (Financials, Capital Markets)	78,000	270,681
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	12,500	160,049
Value Partners Group Limited (Financials, Capital Markets)	54,000	85,268

		515,998

Ireland: 0.92%
Endo International plc (Health Care, Pharmaceuticals) †(b)	1,228	97,810

Italy: 4.01%
Anima Holding SpA (Financials, Capital Markets)	6,061	53,246
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	8,910	158,138
Intesa Sanpaolo SpA (Financials, Banks)	22,014	79,812
Prysmian SpA (Industrials, Electrical Equipment)	6,253	135,101

		426,297

Japan: 17.91%
Coca-Cola East Japan Company Limited (Consumer Staples, Beverages)	4,400	81,432
Daiwa House Industry Company Limited (Financials, Real Estate Management & Development) (b)	10,500	244,773
Daiwa Securities Group Incorporated (Financials, Capital Markets)	8,000	59,955
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components) (b)	41,000	270,285
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks) (b)	59,000	424,139
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development) (b)	7,000	196,013
Nomura Holdings Incorporated (Financials, Capital Markets) (b)	42,100	285,723
Toyota Motor Corporation (Consumer Discretionary, Automobiles) (b)	2,200	147,458
West Holdings Corporation (Consumer Discretionary, Household Durables)	10,200	73,342
Yaskawa Electric Corporation (Information Technology, Electronic Equipment, Instruments & Components) (b)	9,400	120,433

		1,903,553

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Global Long/Short Fund	Portfolio of investments—June 30, 2015

Security name			Shares	Value

Netherlands: 2.13%
Akzo Nobel NV (Materials, Chemicals) (b)			3,112	$226,449

South Korea: 1.09%
Hana Financial Group Incorporated (Financials, Banks)			4,449	115,867

Switzerland: 2.68%
ABB Limited (Industrials, Electrical Equipment)			4,672	97,894
UBS AG (Financials, Capital Markets)			3,309	70,254
Zurich Insurance Group AG (Financials, Insurance)			382	116,281

				284,429

United Kingdom: 6.45%
Capita plc (Industrials, Professional Services)			5,367	104,399
Man Group plc (Financials, Capital Markets)			64,870	159,923
Smiths Group plc (Industrials, Industrial Conglomerates)			5,567	98,755
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)			68,778	248,393
Wolseley plc (Industrials, Trading Companies & Distributors) (b)			1,155	73,735

				685,205

United States: 9.77%
Agilent Technologies Incorporated (Health Care, Life Sciences Tools & Services) (b)			1,574	60,725
American International Group Incorporated (Financials, Insurance)			3,278	202,646
Coach Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods)			3,364	116,428
Google Incorporated Class C (Information Technology, Internet Software & Services) †			339	176,453
Invesco Limited (Financials, Capital Markets)			4,876	182,801
KKR & Company LP (Financials, Capital Markets) (b)			4,417	100,928
Merck & Company Incorporated (Health Care, Pharmaceuticals) (b)			1,087	61,883
QUALCOMM Incorporated (Information Technology, Communications Equipment) (b)			2,185	136,845

				1,038,709

Total Common Stocks (Cost $6,606,927)				6,863,800

		Expiration date
Participation Notes: 0.74%

China: 0.74%
HSBC Bank plc (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) †		9/2/2020	1,900	78,875

Total Participation Notes (Cost $53,236)				78,875

	Yield
Short-Term Investments: 33.33%

Investment Companies: 33.33%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.12%		3,541,877	3,541,877

Total Short-Term Investments (Cost $3,541,877)				3,541,877

Securities Sold Short: (25.32%)

Common Stocks: (14.07%)

Finland: (0.86%)
Kone Oyj (Industrials, Machinery)			(2,262)	(91,793)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Global Long/Short Fund	13

Security name	Shares	Value

France: (0.61%)
Peugeot SA (Consumer Discretionary, Automobiles)	(3,172)	$(65,227)

Italy: (0.97%)
Unicredit SpA (Financials, Diversified Financial Services)	(15,388)	(103,361)

Japan: (2.38%)
Isetan Mitsukoshi Holdings Limited (Consumer Discretionary, Multiline Retail)	(3,200)	(57,210)
Kintetsu Corporation (Industrials, Road & Rail)	(3,000)	(10,222)
Lawson Incorporated (Consumer Staples, Food & Staples Retailing)	(750)	(51,354)
Marubeni Corporation (Industrials, Industrial Conglomerates)	(1,000)	(5,738)
McDonalds Holdings Company (Consumer Discretionary, Hotels, Restaurants & Leisure)	(3,900)	(82,375)
Odakyu Electric Railway Company (Industrials, Road & Rail)	(2,000)	(18,679)
Takashimaya Company Limited (Consumer Discretionary, Multiline Retail)	(3,000)	(27,209)

		(252,787)

Netherlands: (0.96%)
Unilever NV (Consumer Staples, Household Products)	(2,442)	(101,698)

Philippines: (0.49%)
Philippine Long Distance Telephone Company SP ADR (Telecommunication Services, Diversified Telecommunication Services)	(828)	(51,584)

Sweden: (1.15%)
Electrolux AB Series B (Consumer Discretionary, Household Durables)	(3,891)	(121,942)

Switzerland: (2.20%)
Nestle SA (Consumer Staples, Food Products)	(1,986)	(143,382)
Schindler Holding AG (Industrials, Machinery)	(553)	(90,437)

		(233,819)

Thailand: (0.25%)
Charoen Pokphand Foods PCL (Consumer Staples, Food & Staples Retailing)	(37,300)	(26,504)

United States: (4.21%)
Blackrock Incorporated (Financials, Diversified Financial Services)	(275)	(95,145)
Eaton Vance Corporation (Financials, Diversified Financial Services)	(2,425)	(94,890)
Franklin Resources Incorporated (Financials, Capital Markets)	(460)	(22,554)
Molson Coors Brewing Company (Consumer Staples, Beverages)	(724)	(50,542)
WisdomTree Investments Incorporated (Financials, Diversified Financial Services)	(8,373)	(183,914)

		(447,045)

		(1,495,760)

Exchange-Traded Funds: (11.25%)

United States: (11.25%)
iShares Europe ETF	(1,470)	(64,283)
iShares MSCI Canada ETF	(3,707)	(98,866)
iShares MSCI EAFE ETF	(6,562)	(416,621)
iShares MSCI EMU ETF	(4,138)	(155,341)
iShares MSCI Philippines ETF	(1,691)	(65,104)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Global Long/Short Fund	Portfolio of investments—June 30, 2015

Security name	Shares	Value

United States (continued)
iShares MSCI Singapore ETF	(2,657)	$(33,398)
iShares MSCI Switzerland Capped ETF	(3,633)	(118,981)
iShares MSCI Thailand Capped ETF	(966)	(71,928)
Powershares QQQ Trust ETF Series 1	(118)	(12,634)
WisdomTree Japan Hedged Equity ETF	(2,762)	(157,986)

		(1,195,142)

Total Securities Sold Short (Proceeds $(2,650,550))		(2,690,902)

Total investments in securities (excluding securities sold short) (Cost $10,202,040) *	98.65%	10,484,552
Total securities sold short	(25.32)	(2,690,902)
Other assets and liabilities, net	26.67	2,834,005

Total net assets	100.00%	$10,627,655

†	Non-income-earning security

(b)	All or a portion of this security is segregated as collateral for securities sold short.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $10,220,032 and unrealized gains (losses) consists of:

Gross unrealized gains	$507,948
Gross unrealized losses	(243,428)

Net unrealized gains	$264,520

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2015	Wells Fargo Advantage Global Long/Short Fund	15

Assets
Investments
In unaffiliated securities, at value (cost $6,660,163)	$6,942,675
In affiliated securities, at value (cost $3,541,877)	3,541,877

Total investments, at value (cost $10,202,040)	10,484,552
Cash	1,514
Segregated cash for securities sold short	2,905,750
Foreign currency, at value (cost $10,147)	10,189
Receivable for Fund shares sold	67,135
Receivable for dividends	30,037
Receivable from adviser	9,606
Prepaid expenses and other assets	35,965

Total assets	13,544,748

Liabilities
Dividends payable	17,690
Payable for investments purchased	129,842
Unrealized losses on forward foreign currency contracts	28,812
Payable for securities sold short, at value (proceeds $2,650,550)	2,690,902
Distribution fee payable	70
Administration fees payable	1,205
Accrued expenses and other liabilities	48,572

Total liabilities	2,917,093

Total net assets	$10,627,655

NET ASSETS CONSIST OF
Paid-in capital	$10,259,941
Undistributed net investment income	56,021
Accumulated net realized gains on investments	98,319
Net unrealized gains on investments	213,374

Total net assets	$10,627,655

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$295,326
Shares outstanding – Class A1	28,537
Net asset value per share – Class A	$10.35
Maximum offering price per share – Class A2	$10.98
Net assets – Class C	$150,361
Shares outstanding – Class C1	14,590
Net asset value per share – Class C	$10.31
Net assets – Administrator Class	$103,555
Shares outstanding – Administrator Class[1]	10,000
Net asset value per share – Administrator Class	$10.36
Net assets – Institutional Class	$10,078,413
Shares outstanding – Institutional Class[1]	972,067
Net asset value per share – Institutional Class	$10.37

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Global Long/Short Fund	Statement of operations—year ended June 30, 2015[1]

Investment income
Dividends (net of foreign withholding taxes of $8,954)	$109,811
Interest	2,128

Total investment income	111,939

Expenses
Advisory fee	74,674
Administration fees
Fund level	2,987
Class A	266
Class C	155
Administrator Class	60
Institutional Class	4,602
Shareholder servicing fees
Class A	255
Class C	150
Administrator Class	149
Distribution fee
Class C	448
Custody and accounting fees	14,322
Professional fees	49,171
Registration fees	41,054
Shareholder report expenses	29,808
Trustees’ fees and expenses	10,966
Dividends on securities sold short	45,871
Prime broker fees	10,448
Other fees and expenses	11,405

Total expenses	296,791
Less: Fee waivers and/or expense reimbursements	(146,590)

Net expenses	150,201

Net investment loss	(38,262)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities and foreign currency transactions	132,399
Securities sold short	(35,957)
Forward foreign currency contract transactions	94,802
Written options	1,358

Net realized gains on investments	192,602

Net change in unrealized gains (losses) on:
Unaffiliated securities and foreign currency transactions	282,538
Forward foreign currency contract transactions	(28,812)
Securities sold short	(40,352)

Net change in unrealized gains (losses) on investments	213,374

Net realized and unrealized gains (losses) on investments	405,976

Net increase in net assets resulting from operations	$367,714

[1]	For the period from November 28, 2014 (commencement of operations) to June 30, 2015

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Global Long/Short Fund	17

	Year ended June 30, 2015[1]

Operations
Net investment loss		$(38,262)
Net realized gains on investments		192,602
Net change in unrealized gains (losses) on investments		213,374

Net increase in net assets resulting from operations		367,714

Capital share transactions	Shares
Proceeds from shares sold
Class A	29,360	299,099
Class C	14,590	147,995
Administrator Class	10,965	110,000
Institutional Class	972,067	9,721,435

		10,278,529

Payment for shares redeemed
Class A	(823)	(8,482)
Administrator Class	(965)	(10,106)

		(18,588)

Net increase in net assets resulting from capital share transactions		10,259,941

Total increase in net assets		10,627,655

Net assets
Beginning of period		0

End of period		$10,627,655

Undistributed net investment income		$56,021

[1]	For the period from November 28, 2014 (commencement of operations) to June 30, 2015

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Global Long/Short Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS A	Year ended June 30, 2015[1]
Net asset value, beginning of period	$10.00
Net investment loss	(0.04)[2]
Net realized and unrealized gains (losses) on investments	0.39

Total from investment operations	0.35
Net asset value, end of period	$10.35
Total return[3]	3.50%
Ratios to average net assets (annualized)
Gross expenses	5.40%[4]
Net expenses	2.96%[4]
Net investment loss	(0.59)%
Supplemental data
Portfolio turnover rate	62%
Net assets, end of period (000s omitted)	$295

[1]	For the period from November 28, 2014 (commencement of class operations) to June 30, 2015.

[2]	Calculated based upon average shares outstanding.

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[4]	Ratios include fees for the prime broker and expense from dividends on securities sold short in the amount of 1.21%.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Global Long/Short Fund	19

(For a share outstanding throughout the period)

CLASS C	Year ended June 30, 2015[1]
Net asset value, beginning of period	$10.00
Net investment loss	(0.07)
Net realized and unrealized gains (losses) on investments	0.38

Total from investment operations	0.31
Net asset value, end of period	$10.31
Total return[2]	3.10%
Ratios to average net assets (annualized)
Gross expenses	6.12%[3]
Net expenses	3.54%[3]
Net investment loss	(1.64)%
Supplemental data
Portfolio turnover rate	62%
Net assets, end of period (000s omitted)	$150

[1]	For the period from November 28, 2014 (commencement of class operations) to June 30, 2015

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include fees for the prime broker and expense from dividends on securities sold short in the amount of 1.04%.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Global Long/Short Fund	Financial highlights

(For a share outstanding throughout the period)

ADMINISTRATOR CLASS	Year ended June 30, 2015[1]
Net asset value, beginning of period	$10.00
Net investment loss	(0.05)
Net realized and unrealized gains (losses) on investments	0.41

Total from investment operations	0.36
Net asset value, end of period	$10.36
Total return[2]	3.60%
Ratios to average net assets (annualized)
Gross expenses	5.22%[3]
Net expenses	2.70%[3]
Net investment loss	(0.83)%
Supplemental data
Portfolio turnover rate	62%
Net assets, end of period (000s omitted)	$104

[1]	For the period from November 28, 2014 (commencement of class operations) to June 30, 2015

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include fees for the prime broker and expense from dividends on securities sold short in the amount of 1.05%.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Global Long/Short Fund	21

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended June 30, 2015[1]
Net asset value, beginning of period	$10.00
Net investment loss	(0.04)
Net realized and unrealized gains (losses) on investments	0.41

Total from investment operations	0.37
Net asset value, end of period	$10.37
Total return[2]	3.70%
Ratios to average net assets (annualized)
Gross expenses	4.95%[3]
Net expenses	2.49%[3]
Net investment loss	(0.63)%
Supplemental data
Portfolio turnover rate	62%
Net assets, end of period (000s omitted)	$10,078

[1]	For the period from November 28, 2014 (commencement of class operations) to June 30, 2015

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios include fees for the prime broker and expense from dividends on securities sold short in the amount of 1.04%.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Global Long/Short Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Global Long/Short Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Non-listed OTC options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On June 30, 2015, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent

Notes to financial statements	Wells Fargo Advantage Global Long/Short Fund	23

broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Short sales

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.

24	Wells Fargo Advantage Global Long/Short Fund	Notes to financial statements

The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or from brokers, which use prices provided by market makers, and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such borrowed securities during the period of the loan are recorded as an expense on the Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid securities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal year since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state and foreign tax returns and does not believe that there are any uncertain tax positions that require recognition of tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to foreign currency transactions. At June 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$94,283	$(94,283)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Notes to financial statements	Wells Fargo Advantage Global Long/Short Fund	25
■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Canada	$110,853	$0	$0	$110,853
China	360,750	0	0	360,750
France	275,476	0	0	275,476
Germany	822,404	0	0	822,404
Hong Kong	515,998	0	0	515,998
Ireland	97,810	0	0	97,810
Italy	426,297	0	0	426,297
Japan	1,903,553	0	0	1,903,553
Netherlands	226,449	0	0	226,449
South Korea	115,867	0	0	115,867
Switzerland	284,429	0	0	284,429
United Kingdom	685,205	0	0	685,205
United States	1,038,709	0	0	1,038,709

Participation notes
China	0	78,875	0	78,875

Short-term investments
Investment companies	3,541,877	0	0	3,541,877
Total assets	$10,405,677	$78,875	$0	$10,484,552
Liabilities

Securities sold short
Finland	91,793	0	0	91,793
France	65,227	0	0	65,227
Italy	103,361	0	0	103,361
Japan	252,787	0	0	252,787
Netherlands	101,698	0	0	101,698
Philippines	51,584	0	0	51,584
Sweden	121,942	0	0	121,942
Switzerland	233,819	0	0	233,819
Thailand	26,504	0	0	26,504
United States	447,045	0	0	447,045

Exchange-traded funds
United States	1,195,142	0	0	1,195,142
Forward foreign currency contracts	0	28,812	0	28,812
Total liabilities	$2,690,902	$28,812	$0	$2,719,714

26	Wells Fargo Advantage Global Long/Short Fund	Notes to financial statements

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.25% and declining to 1.10% as the average daily net assets of the Fund increase. For the period from November 28, 2014 (commencement of operations) to June 30, 2015, the advisory fee was equivalent to an annual rate of 1.25% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 1.00% and declining to 0.90% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.75% for Class A shares, 2.50% for Class C shares, 1.65% for Administrator Class shares and 1.45% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Fees for the prime broker and expenses from dividends on short positions are excluded from the expense caps.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

Notes to financial statements	Wells Fargo Advantage Global Long/Short Fund	27

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the period from November 28, 2014 (commencement of operations) to June 30, 2015 were $8,896,875 and $4,991,739, respectively.

6. DERIVATIVE TRANSACTIONS

During the period from November 28, 2014 (commencement of operations) to June 30, 2015, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At June 30, 2015, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at June 30, 2015	In exchange for U.S. $	Unrealized losses
9-3-2015	Morgan Stanley	392,000	EUR	$437,400	$428,654	$(8,746)
9-3-2015	Morgan Stanley	141,000	GBP	221,447	214,118	(7,329)
9-3-2015	Morgan Stanley	79,813,000	JPY	652,620	639,884	(12,737)

The Fund had average contract amounts of $68,732 and $1,087,179 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the period from November 28, 2014 (commencement of operations) to June 30, 2015.

During the period from November 28, 2014 (commencement of operations) to June 30, 2015, the Fund entered into written options for economic hedging purposes and had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at November 28, 2014	0	$0
Options written	9	2,132
Options expired	(9)	(2,132)
Options closed	0	0
Options exercised	0	0
Options outstanding at June 30, 2015	0	$0

As of June 30, 2015, the Fund did not have any open written options. The Fund had an average of 8 written option contracts during the period from November 28, 2014 (commencement of operations) to June 30, 2015.

During the period from November 28, 2014 (commencement of operations) to June 30, 2015, the Fund entered into purchased options contracts for speculative purposes and had an average of 12 purchased options contracts.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets

28	Wells Fargo Advantage Global Long/Short Fund	Notes to financial statements

and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Forward foreign currency contracts	Morgan Stanley	$28,812	*	$0	$0	$28,812

*	Amount represents net unrealized losses.

7. BORROWINGS

The Fund has an uncommitted credit facility to provide leverage for investment purposes or to meet unanticipated redemptions. The Fund’s borrowings under the Facility are charged at a rate to be determined at the time of the borrowing.

For the period from November 28, 2014 (commencement of operations) to June 30, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

For the period from November 28, 2014 (commencement of operations) to June 30, 2015, the Fund did not have any distributions paid to shareholders.

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains
$131,978	$235,736

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Global Long/Short Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Global Long/Short Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from November 28, 2014 (commencement of operations) to June 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Global/Long Short Fund as of June 30, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period from November 28, 2014 (commencement of operations) to June 30, 2015, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

30	Wells Fargo Advantage Global Long/Short Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended June 30, 2015. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

As of each fiscal quarter end, the complete portfolio holdings are publicly available quarterly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. As of each month end other than a month end that coincides with a fiscal quarter end, the following is publicly available monthly on the Fund’s website, on a one-month delayed basis (i) all portfolio holdings held long (securities held by the fund) other than any put options on equity securities; (ii) portfolio holdings held short (sale of borrowed securities) other than short positions in equity securities of single issuers; and (iii) the aggregate dollar value of equity securities of single issuers held short, and any put options on equity securities held long. In addition, top ten holdings information, excluding (i) derivative positions; and (ii) short positions (other than any publicly disclosed short positions) is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Global Long/Short Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

32	Wells Fargo Advantage Global Long/Short Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Global Long/Short Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Global Long/Short Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement applicable to Fund-level administrative services (the “Administration Agreement”). The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

34	Wells Fargo Advantage Global Long/Short Fund	Other information (unaudited)

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund through the period ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted the limited operating history of the Fund, which commenced operations in 2014. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the first quarter of 2015. The Board also noted that the performance of the Fund was higher than its benchmark, the Barclays U.S. Aggregate Bond Index, for the first quarter of 2015.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes except for the Institutional Class. The Board noted that the net operating expense ratio of the Institutional Class was in range of the median net operating expense ratio of its expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)	Wells Fargo Advantage Global Long/Short Fund	35

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management and the Sub-Adviser, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole.

Funds Management and the Sub-Adviser explained the methodologies and estimates that they used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or the Sub-Adviser to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Advantage Global Long/Short Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235281 08-15 A268/AR268 06-15

Wells Fargo Advantage

Alternative Strategies Fund

Annual Report

June 30, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Alternative Strategies Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

When investors grew concerned about negotiations between Greece and its creditors and dramatic reversals in China’s stock market.

Equity and bond market volatility increased over the period

Dear Valued Shareholder:

We are pleased to offer you this report for the Wells Fargo Advantage Alternative Strategies Fund for the 11-month period that ended June 30, 2015. The fiscal year end for the Fund changed from July 31 to June 30 during the period. Global stocks experienced uneven performance during the period, recording six months of losses and five months of gains, as measured by the MSCI ACWI Net (USD)1, a proxy for stock performance in developed and emerging markets. The index recorded a 1.95% gain in U.S. dollar terms for the eleven-month period. Returns suffered late in the period when investors grew concerned about negotiations between Greece and its creditors and dramatic reversals in China’s stock market.

While economic data improved in the U.S., investment volatility increased.

Among the most significant influences on the markets during the period were improving economic data in the U.S., Europe, and Japan; a continued economic slowdown in China, along with substantial equity market declines after a strong run early in 2015; and central bank actions globally intended to support economic activity.

In the U.S., corporate earnings generally were favorable, consumer confidence improved, and the labor market continued to recover. For the period, the S&P 500 Index2, a proxy for U.S. large-cap stocks, gained 8.92%. The U.S. Federal Reserve (Fed) ended its quantitative easing (QE) bond-buying program in October 2014 and kept short-term interest rates low, stifling fixed-income returns. For the period, the Barclays U.S. Aggregate Bond Index3 gained 2.11%, while the Barclays Global Aggregate ex U.S. Dollar Bond Index4 lost 12.01%. Equity and bond market volatility increased over the period as renewed fears of slowing global growth took hold and investors began to price in expectations that the Fed would raise short-term interest rates during 2015.

In overseas markets, central banks intervened to stimulate economic activity.

During the period, the MSCI EAFE Index (Net)5, a proxy for international developed equity markets lost 2.31% in U.S. dollar terms. In the Pacific region, the Bank of Japan maintained accommodative monetary policies as it sought to stimulate economic growth. Japan’s economy rebounded from a recession in the final quarter of 2014, but growth was weaker than expected. The outlook improved in May 2015 when consumer spending in Japan increased for the first time in more than a year. Early in 2015, the European Central Bank launched a QE-related bond-buying program through which it is expected to buy more than 1 trillion euros of mostly government bonds between March 2015 and September 2016. Initial signs suggested that low interest rates and QE benefited economic growth in some of the larger eurozone countries when, for the first time in five years, all four of the region’s largest economies—France, Germany, Italy, and Spain—recorded gross domestic product (GDP) growth during the first quarter of 2015. Overall, international stocks suffered late in the period due to uncertainty caused by contentious negotiations between Greece and other eurozone countries and declining equity markets in China.

[1]	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) Net (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Net (USD) consists of 46 country indexes comprising 23 developed and 23 emerging markets country indexes. The developed markets country indexes included are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging markets country indexes included are Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	3

The MSCI Emerging Markets Index6 lost 6.92% for the period in U.S. dollar terms. Returns in these markets were particularly volatile. The index recorded five months of positive returns that ranged as high as almost 8% in April 2015, and logged six months of negative returns, with a loss of almost 8% in September 2014. In China, economic growth remains positive but at lower levels than in recent years. In response, the People’s Bank of China reduced interest rates five times in eight months in an effort to spark economic activity. Beyond China, a number of emerging markets countries in Europe, perhaps most notably Greece, struggled with high sovereign debt levels and austerity programs, while emerging economies in Southeast Asia reported lower GDP growth.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[3]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. You cannot invest directly in an index.

[4]	The Barclays Global Aggregate ex U.S. Dollar Bond Index tracks an international basket of government, corporate, agency, and mortgage-related bonds. You cannot invest directly in an index.

[5]	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index.

[6]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

4	Wells Fargo Advantage Alternative Strategies Fund	Letter to shareholders (unaudited)

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

This page is intentionally left blank.

6	Wells Fargo Advantage Alternative Strategies Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

The Rock Creek Group, LP

Chilton Investment Company, LLC

Mellon Capital Management Corporation

Passport Capital, LLC

Pine River Capital Management LP

River Canyon Fund Management, LLC

Sirios Capital Management, LP

Wellington Management Company, LLP

Portfolio managers

Sudhir Krisnamurthi

Kenneth LaPlace

Ronald van der Wouden

Richard L. Chilton, Jr.

Vassilis Dagioglu

John Burbank

Tim Garry

James Clark

Aaron Zimmerman

Lucy DeStefano

Soon Pho

John F. Brennan, Jr.

Kent M. Stahl, CFA

Gregg R. Thomas, CFA

Average annual total returns (%) as of June 30, 2015

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WALTX)	4-30-2014	(0.15)	1.00	5.96	6.26	3.69	2.83
Class C (WACTX)	4-30-2014	4.17	5.49	5.17	5.49	4.44	3.58
Administrator Class (WADTX)	4-30-2014	–	–	6.05	6.43	3.61	2.68
Institutional Class (WAITX)	4-30-2014	–	–	6.15	6.51	3.36	2.58
Barclays U.S. Aggregate Bond Index[3]	–	–	–	1.86	2.63	–	–
Credit Suisse Liquid Alternatives Beta Index[4]	–	–	–	2.33	3.07	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

The Fund does not invest directly in hedge funds but pursues similar strategies to those typically used by hedge funds. The Fund invests using alternative investment strategies such as equity hedged, event driven, global macro, and relative value, which are speculative and entail a high degree of risk. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Borrowing money to purchase securities or cover short positions magnifies losses and incurs expenses. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk, mortgage- and asset-backed securities risk, convertible securities risk, loan risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	7

Growth of $10,000 investment[5] as of June 30, 2015

[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.12% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The Adviser has contractually committed through October 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 2.22% for Class A, 2.97% for Class C, 2.07% for Administrator Class, and 1.97% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, prime broker fees, expenses from dividend and interest on short positions, expenses from dividends and interest on short positions, and extraordinary expenses are excluded from the cap. Acquired fund fees and expenses incurred by investments made by The Rock Creek Group, LP, a subadviser of the Fund, are included in the cap. Without this cap, the Fund’s returns would have been lower.

[3]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest directly in an index.

[4]	The Credit Suisse Liquid Alternatives Beta Index reflects the returns of a dynamic basket of liquid, investable market factors selected and weighted in accordance with an algorithm that aims to approximate the aggregate returns of the universe of hedge fund managers, as represented by the Credit Suisse Hedge Fund Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares since inception with the Barclays U.S. Aggregate Bond Index and Credit Suisse Liquid Alternatives Beta Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]	The ten largest long and short position holdings, excluding cash and cash equivalents, are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Strategy allocation is subject to change and may have changed since the date specified. Cash shown is the sweep cash position of the Fund, and excludes any cash or cash equivalents that may be pledged as collateral for other investments of the Fund.

8	Wells Fargo Advantage Alternative Strategies Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

■	The Fund outperformed its benchmarks, the Barclays U.S. Aggregate Bond Index and the Credit Suisse Liquid Alternatives Beta Index, for the 11-month period that ended June 30, 2015.

■	The outperformance was achieved on a consistent basis as the Fund posted a positive return for 8 out of the 11 months while the Barclays index was positive in only 6 months.

■	Within the Fund, all four strategy sleeves contributed to performance. Global macro led the way, followed by equity hedged, relative value, and event driven. All sleeves had positive performance in at least three out of four quarters, with the equity hedged sleeve posting positive returns in all four quarters.

Global markets experienced heightened volatility with performance dispersion across asset classes, providing the backdrop for the Fund over the 11-month period that ended June 30, 2015. Investors reacted to a volley of economic news and geopolitical events. The most important impacts were from the tremendous drop in energy prices and slowing global growth, particularly in China, which is the world’s second-largest economy and has been the biggest driver of global growth for the past several years. Investors also had to weigh the ramifications of Russia’s aggression toward Ukraine, military strife in Syria and other parts of the Middle East, Iran’s shifting status within the world community, and the debt standoff between the European Union and Greece.

The Fund received especially strong returns from global macro strategies as these benefited from the greater divergence across economies and markets. Investors began to price in expectations that the U.S. Federal Reserve (Fed) would raise short-term interest rates and that Europe and Japan would be awash in liquidity due to their quantitative easing programs. The global macro sleeve benefited from trades involving long positions in the U.S. dollar versus the yen and euro, because the U.S. dollar increased in value relative to those currencies. Both valuation-focused and trend-following models were well positioned to take advantage of the dollar’s relative strength. The trend-following component of the global macro sleeve also benefited from short positions in energy futures. The fundamentally-based component produced solid gains from equity holdings, with notable contributions coming from long positions in Germany and Japan.

The equity hedged sleeve also generated solid returns for the period. All four subadvisers within the sleeve posted positive returns, though U.S.-focused strategies performed significantly better than those with a global focus. Long exposure to large, branded consumer companies contributed to performance as they reacted positively to improved U.S. labor market data and lower energy prices. Equity-hedged subadvisers also benefited from health care exposure as robust merger and acquisition activity provided a strong tailwind to the sector. The sleeve’s global strategies suffered primarily from negative stock selection in Asia and an overweight to the energy sector. However, short positions in mining companies proved profitable as concerns about China’s growth weighed heavily on that industry.

Sector allocation[6] as of June 30, 2015
	Gross exposure (%)	Net exposure (%)
Consumer Discretionary	17	26
Consumer Staples	4	6
Energy	9	3
Financials	9	15
Health Care	13	13
Industrials	9	7
Information Technology	14	10
Materials	7	10
Telecommunication Services	3	1
Utilities	1	2
Other	14	7
	100	100

Strategy allocation[8] as of June 30, 2015

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	9

Ten largest long position holdings[7] (%) as of June 30, 2015
AQR Managed Futures Strategy Fund Class I	7.00
Allergan plc	1.62
DIRECTV	1.07
Google Incorporated Class A	0.90
W.R. Grace & Company	0.75
CF Industries Holdings Incorporated	0.75
The Sherwin-Williams Company	0.71
Pioneer Natural Resources Company	0.71
Becton Dickinson & Company	0.68
Medtronic plc	0.64

Ten largest short position holdings[7] (%) as of June 30, 2015
SPDR S&P 500 ETF	(3.53)
AT&T Incorporated	(0.85)
Schlumberger Limited	(0.59)
Corning Incorporated	(0.56)
First Quantum Minerals Limited	(0.56)
International Business Machines Corporation	(0.54)
HCA Holdings Incorporated	(0.50)
National Oilwell Varco Incorporated	(0.48)
Anthem Incorporated	(0.47)
Adobe Systems Incorporated	(0.44)

We continue to have a constructive view toward equity hedged strategies. After six straight years of a rising stock market, valuations are somewhat stretched on a historical basis. While this implies a less robust opportunity set on the long side, we believe that equity-hedged strategies are well positioned to generate returns due to their ability to short stocks and adjust market exposures to accommodate changing conditions. In fact, unlike in previous years, equity hedged managers have generated returns from both long and short positions. Moreover, during the later stages of the economic cycle, when the Fed starts raising interest rates, the market rewards higher-quality companies with strong free cash flow generation and secular growth characteristics and penalizes companies with higher balance sheet leverage and vulnerable earnings. We expect this dynamic to play out in the next few months and that fundamentally based equity hedged strategies will benefit from being long the former and short the latter.

The Fund’s relative value sleeve also has a fundamental bias and should similarly benefit from a market rotation out of lower-quality companies that have had their stock prices propped up by the low interest rates and risk-seeking behavior. The sleeve served as a consistent performer, posting a positive return for the 11-month period, that was in line with our expectations. The relative value sleeve also has been a portfolio diversifier by preserving capital during periods when the Fund’s more directional strategies have struggled.

The event driven sleeve was held back by a difficult market environment for credit and produced a modest gain for the 11-month period. We continue to believe that the U.S. is in the late stage of the credit cycle and that risk is increasingly being transferred to purchasers of debt securities. The opportunity set is rather limited, with tight spreads for both high-yield and leveraged loans. However, we continue to be bullish on event and special situation equities. Since 2009, there has been a rise in corporate events that seek to maximize shareholder value, and we have seen a marked increase in both corporate buybacks and special dividends over the past five years. Also, announced special dividends have dramatically increased over the past two years. Both of these trends were robust over the past 11 months, and we expect them to continue during the remainder of 2015.

The target weights for the four sleeves have remained steady during the past 11 months because the portfolio has performed in line with expectations and the opportunity set has remained fairly consistent across these sleeves. The equity hedged sleeve currently has the largest allocation, with 46% of assets; followed by global macro at 21%; relative value and event driven at 14% and 13%, respectively; and cash at 6%.

Please see footnotes on page 7.

10	Wells Fargo Advantage Alternative Strategies Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2015	Ending account value 6-30-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,032.91	$14.42	2.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,010.61	$14.26	2.86%
Class C
Actual	$1,000.00	$1,029.21	$18.26	3.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,006.79	$18.06	3.63%
Administrator Class
Actual	$1,000.00	$1,033.85	$13.21	2.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.80	$13.07	2.62%
Institutional Class
Actual	$1,000.00	$1,033.82	$13.77	2.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.26	$13.61	2.73%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Alternative Strategies Fund	11

Security name	Shares	Value

Common Stocks: 55.62%

Consumer Discretionary: 11.80%

Auto Components: 0.38%
Delphi Automotive plc	4,484	$381,544
Magna International Incorporated	2,497	140,057
Toyota Industries Corporation	125	7,129

		528,730

Automobiles: 0.06%
Chongqing Changchun Automobile Class B	15,200	38,885
Fiat Chrysler Automobiles NV †	1,048	15,352
Peugeot SA †	665	13,675
Renault SA	145	15,102

		83,014

Diversified Consumer Services: 0.18%
Kroton Educacional SA	5,700	21,798
LifeLock Incorporated †	270	4,428
New Oriental Education & Technology Group Incorporated †	1,305	31,999
Service Corporation International	2,584	76,047
Sotheby’s	2,673	120,927

		255,199

Hotels, Restaurants & Leisure: 2.41%
Accor SA	402	20,289
Bloomin’ Brands Incorporated	10,534	224,901
Boyd Gaming Corporation †	170	2,542
Buffalo Wild Wings Incorporated †	3,115	488,089
Caesars Acquisition Company Class A †	73	502
Caesars Entertainment Corporation †	5,261	32,197
Carnival Corporation	11,067	546,599
Chipotle Mexican Grill Incorporated †	52	31,459
ClubCorp Holdings Incorporated	1,566	37,396
Compass Group plc	2,236	36,995
Domino’s Pizza Incorporated	4,598	521,413
Hilton Worldwide Holdings Incorporated †	761	20,966
Las Vegas Sands Corporation	723	38,008
Mandarin Oriental International Limited	12,500	19,688
McDonald’s Corporation	538	51,148
Melco Crown Entertainment Limited ADR	550	10,797
Melia Hotels International SA	930	12,276
MGM Resorts International †	14,731	268,841
OPAP SA (i)	1,160	9,251
Pinnacle Entertainment Incorporated †	503	18,752
Sands China Limited	7,200	24,243
Sonic Corporation	15,486	445,997
Starbucks Corporation	3,888	208,455
Starwood Hotels & Resorts Worldwide Incorporated	2,820	228,674
Whitbread plc	284	22,071
Wyndham Worldwide Corporation	284	23,262

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—June 30, 2015

Security name	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wynn Resorts Limited	88	$8,683

		3,353,494

Household Durables: 0.13%
Electrolux AB Class B	730	22,878
GoPro Incorporated Class A †	146	7,697
Harman International Industries Incorporated	400	47,576
iRobot Corporation †	280	8,926
Persimmon plc	155	4,810
PulteGroup Incorporated	735	14,810
Sony Corporation †	1,300	36,769
Whirlpool Corporation	226	39,109

		182,575

Internet & Catalog Retail: 0.91%
Amazon.com Incorporated †	511	221,820
Groupon Incorporated †	3,041	15,296
Home Retail Group plc	2,945	7,820
HSN Incorporated	427	29,971
Hyundai Home Shopping Network Corporation	49	5,381
JD.com Incorporated ADR †	8,965	305,707
Netflix Incorporated †	52	34,161
Qliro Group AB †	2,870	4,241
Rakuten Incorporated	850	13,734
The Priceline Group Incorporated †(b)	246	283,237
Wayfair Incorporated Class A †	8,629	324,796
Zalando SE †144A	692	23,110

		1,269,274

Leisure Products: 0.01%
Polaris Industries Incorporated	66	9,775

Media: 5.23%
Cablevision Systems Corporation New York Group Class A	1,549	37,083
CBS Corporation Class B	8,176	453,769
Charter Communication Incorporated Class A †(b)	3,000	513,750
Clear Channel Outdoor Holdings Incorporated Class A	7,237	73,311
Comcast Corporation Class A (b)	6,519	392,053
DIRECTV †	16,012	1,485,753
DISH Network Corporation Class A †	9,854	667,214
JC Decaux SA	9,041	377,270
Liberty Global plc Class A †	10,173	550,054
Liberty Global plc Class C (b)	15,673	793,524
M6 Metropole Television SA	580	11,270
Markit Limited †	775	19,817
ProSiebenSat.1 Media AG	652	32,201
Quebecor Incorporated Class B	800	19,997
SES SA	1,140	38,299
Sirius XM Holdings Incorporated †	33,840	126,223
Sky plc	6,273	102,211

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Alternative Strategies Fund	13

Security name	Shares	Value

Media (continued)
Solocal Group †	7,406	$3,674
The Walt Disney Company	5,200	593,528
Time Warner Cable Incorporated	1,184	210,953
Time Warner Incorporated	8,334	728,475
Tribune Media Company Class A	71	3,791
Twenty-First Century Fox Incorporated Class A	1,154	37,557
Wolters Kluwer NV	507	15,061

		7,286,838

Multiline Retail: 0.62%
Dollar Tree Incorporated †(b)	8,113	640,846
Family Dollar Stores Incorporated	2,726	214,836
Marks & Spencer Group plc	1,416	11,925

		867,607

Specialty Retail: 1.41%
Advance Auto Parts Incorporated	751	119,627
AutoZone Incorporated †	846	564,197
CST Brands Incorporated	416	16,249
GNC Holdings Incorporated Class A	432	19,215
L Brands Incorporated	261	22,376
Lowe’s Companies Incorporated	669	44,803
Luk Fook Holdings International Limited	5,000	14,739
O’Reilly Automotive Incorporated †	1,018	230,048
Office Depot Incorporated †	11,448	99,140
Rent-A-Center Incorporated	1,038	29,427
Signet Jewelers Limited	198	25,392
The Home Depot Incorporated	5,592	621,439
The TJX Companies Incorporated	815	53,929
Urban Outfitters Incorporated †	772	27,020
Vitamin Shoppe Incorporated †	2,005	74,726
Zhongsheng Group Holdings Limited	4,385	3,083

		1,965,410

Textiles, Apparel & Luxury Goods: 0.46%
Brunello Cucinelli SpA	700	13,111
Crocs Incorporated †	1,885	27,728
Global Brands Group Holding Limited †	68,000	14,298
Kate Spade & Company †	323	6,957
Nike Incorporated Class B	4,623	499,376
Samsonite International SA	21,000	72,605
Vera Bradley Incorporated †	561	6,322

		640,397

Consumer Staples: 3.04%

Beverages: 1.32%
Anheuser-Busch InBev NV	294	35,235
Anheuser-Busch InBev NV ADR (b)	3,361	405,572
Brown-Forman Corporation Class B	3,151	315,667

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—June 30, 2015

Security name	Shares	Value

Beverages (continued)
C&C Group plc	9,701	$38,026
Constellation Brands Incorporated Class A	7,073	820,609
Diageo plc	2,385	68,990
Monster Beverage Corporation †	394	52,804
The Coca-Cola Company	1,911	74,969
Yantai Changyu Pioneer Wine Company Limited Class B	4,600	18,936

		1,830,808

Food & Staples Retailing: 0.77%
Ain Pharmaciez Incorporated	210	9,746
Alimentation Couche-Tard Incorporated Class B	285	12,192
Costco Wholesale Corporation	4,423	597,370
CVS Health Corporation	97	10,173
E-MART Company Limited	79	16,360
J Sainsbury plc	4,590	19,134
Rite Aid Corporation †(b)	33,328	278,289
Seven & I Holdings Company Limited	606	26,045
Wal-Mart Stores Incorporated	662	46,956
Walgreens Boots Alliance Incorporated	733	61,895

		1,078,160

Food Products: 0.75%
Chocoladefabriken Lindt & Sprungli AG	9	562,939
Greencore Group plc	11,892	58,672
Kraft Foods Group Incorporated	222	18,901
Mondelez International Incorporated Class A	1,907	78,454
Nestle SA	666	48,083
Post Holdings Incorporated †	482	25,994
Suedzucker AG	810	13,478
The JM Smucker Company (b)	2,159	234,057

		1,040,578

Household Products: 0.05%
Svenska Cellulosa AB Class B	643	16,351
The Procter & Gamble Company	693	54,220

		70,571

Personal Products: 0.07%
Oriflame Cosmetics SA †	595	9,101
The Estee Lauder Companies Incorporated Class A	350	30,331
Unilever NV	434	18,074
Unilever NV ADR	1,081	45,229

		102,735

Tobacco: 0.08%
British American Tobacco plc	1,416	75,980
Imperial Tobacco Group plc	627	30,215

		106,195

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Alternative Strategies Fund	15

Security name	Shares	Value

Energy: 4.84%

Energy Equipment & Services: 0.76%
Baker Hughes Incorporated (b)	3,214	$198,304
Ensco plc Class A	585	13,028
Halliburton Company (b)	17,542	755,534
Helmerich & Payne Incorporated	194	13,661
Hilong Holding Limited	58,000	16,835
McDermott International Incorporated †	1,810	9,665
National Oilwell Varco Incorporated	366	17,670
Patterson-UTI Energy Incorporated	375	7,056
Petroleum Geo-Services ASA	865	4,655
Trican Well Service Limited	5,930	19,703

		1,056,111

Oil, Gas & Consumable Fuels: 4.08%
Anadarko Petroleum Corporation (b)	7,607	593,802
BP plc	5,925	39,115
Cameco Corporation	650	9,282
Cameco Corporation - Toronto Exchange	800	11,446
Canadian Natural Resources Limited	956	25,965
Canadian Natural Resources Limited - Toronto Exchange	280	7,600
Cheniere Energy Incorporated †	7,186	497,702
Chevron Corporation	781	75,343
China Suntien Green Energy Corporation H Shares	51,590	11,048
Cimarex Energy Company	2,311	254,926
Cobalt International Energy Incorporated †	4,274	41,501
ConocoPhillips (b)	6,881	422,562
Devon Energy Corporation (b)	4,170	248,073
DHT Holdings Incorporated	431	3,349
Energy Transfer Equity LP (b)	9,637	618,406
Eni SpA	1,420	25,203
EOG Resources Incorporated (b)	4,941	432,585
EQT Corporation	3,549	288,676
HollyFrontier Corporation	473	20,192
Imperial Oil Limited	1,355	52,345
Karoon Gas Australia Limited †	8,629	14,980
Laredo Petroleum Incorporated †	2,028	25,512
Marathon Oil Corporation	625	16,588
PBF Energy Incorporated Class A	34	966
PetroChina Company Limited H Shares	24,000	26,782
Phillips 66 (b)	4,884	393,455
Pioneer Natural Resources Company	7,157	992,604
Rice Energy Incorporated †	170	3,541
Royal Dutch Shell plc Class B	900	25,553
Southwestern Energy Company †	2,164	49,188
Statoil ASA	130	2,323
Tesoro Corporation	26	2,195
Total SA	1,275	61,932
Tsakos Energy Navigation Limited	2,272	21,652
Valero Energy Corporation	5,800	363,080
Western Refining Incorporated	105	4,580

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—June 30, 2015

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Whiting Petroleum Corporation †	274	$9,206

		5,693,258

Financials: 6.30%

Banks: 1.95%
Alpha Bank AE †(i)	46,425	14,006
Axis Bank Limited	413	18,027
Banca Popolare dell’Emilia Romagna Scarl	3,813	34,007
Bangkok Bank PCL - Non-voting	3,000	15,810
Bank of America Corporation	42,635	725,648
Bank of Ireland †	46,190	18,641
Bank of Nova Scotia	727	37,535
Bank of the Ozarks Incorporated (b)	4,641	212,326
BNP Paribas SA	688	41,534
CaixaBank SA	8,678	40,208
China Construction Bank H Shares	34,000	31,054
Citigroup Incorporated	1,583	87,445
Citizens Financial Group Incorporated	395	10,787
Eurobank Ergasias SA †(i)	29,268	3,910
Grupo Financiero Galicia SA ADR	520	9,771
HDFC Bank Limited ADR	161	9,745
HSBC Holdings plc	6,830	61,181
ICICI Bank Limited ADR	2,145	22,351
Industrial & Commercial Bank of China Limited H Shares	35,000	27,814
ING Groep NV	1,505	24,849
JPMorgan Chase & Company (b)	3,358	227,538
KeyCorp	6,834	102,647
Mitsubishi UFJ Financial Group Incorporated	7,980	57,367
Nordea Bank AB	2,766	34,501
Piraeus Bank SA †(i)	25,705	9,489
PNC Financial Services Group Incorporated	1,422	136,014
Regions Financial Corporation	14,378	148,956
Sberbank Sponsored ADR	1,600	8,496
Signature Bank †	3,057	447,514
Societe Generale SA	420	19,605
Standard Chartered plc	2,550	40,828
Svenska Handelsbanken AB Class A	1,197	17,472
UniCredit SpA	2,020	13,568

		2,710,644

Capital Markets: 1.22%
Affiliated Managers Group Incorporated †	1,305	285,273
Anima Holding SpA	2,424	21,295
Apollo Global Management LLC Class A	12,303	272,511
BlackRock Incorporated	50	17,299
EFG International AG	1,460	20,691
Fortress Investment Group LLC Class A	23,764	173,477
Henderson Group plc	7,218	29,601
Ichiyoshi Securities Company Limited	2,600	25,408

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Alternative Strategies Fund	17

Security name	Shares	Value

Capital Markets (continued)
Julius Baer Group Limited	1,720	$96,491
Matsui Securities Company Limited	680	5,973
Motors Liquidation Company GUC Trust	2,920	56,210
Northern Trust Corporation	422	32,266
Och-Ziff Capital Management Group Limited Liability Company Class A	7,269	88,827
OM Asset Management plc	726	12,806
The Blackstone Group LP	2,150	87,871
UBS Group AG	2,697	57,203
WL Ross Holding Corporation †	40,000	416,400

		1,699,602

Consumer Finance: 0.13%
Ally Financial Incorporated †	2,843	63,768
Santander Consumer USA Holdings Incorporated †	3,649	93,305
Springleaf Holdings Incorporated †	660	30,301

		187,374

Diversified Financial Services: 0.77%
BM&F Bovespa SA	3,600	13,570
Japan Exchange Group Incorporated	520	16,889
MarketAxess Holdings Incorporated	180	16,699
McGraw Hill Financial Incorporated	1,775	178,299
Mitsubishi UFJ Lease & Finance Company Limited	1,475	8,075
Moody’s Corporation	6,952	750,538
MSCI Incorporated	410	25,236
Rescap Liquidating Trust	5,781	60,122

		1,069,428

Insurance: 0.59%
ACE Limited	498	50,637
Ageas NV	1,002	38,601
Ambac Financial Group Incorporated †(b)	3,170	52,749
American International Group Incorporated	2,628	162,463
Assicurazioni Generali SpA	1,365	24,592
Delta Lloyd NV (i)	2,223	36,493
Direct Line Insurance Group plc	2,703	14,263
FBD Holdings plc	953	9,626
Marsh & McLennan Companies Incorporated	400	22,680
MetLife Incorporated	1,365	76,426
Ping An Insurance (Group) Company of China Limited H Shares	2,080	28,095
Principal Financial Group Incorporated	584	29,953
Storebrand ASA †	3,685	15,200
T&D Holdings Incorporated	3,925	58,529
Torchmark Corporation	500	29,110
Unum Group	600	21,450
W.R. Berkley Corporation	1,711	88,852
Zurich Insurance Group AG	225	68,490

		828,209

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—June 30, 2015

Security name	Shares	Value

Real Estate Management & Development: 0.42%
Castellum AB	1,357	$19,070
City Developments Limited	2,300	16,701
Deutsche Annington Immobilien SE	4,092	115,418
Deutsche Wohnen AG	894	20,487
Hispania Activos Inmobiliarios SA †	1,630	23,914
Leopalace21 Corporation †	6,400	39,273
Realogy Holdings Corporation †(b)	7,119	332,600
Unite Group plc	1,415	12,706

		580,169

REITs: 1.20%
American Tower Corporation	835	77,897
AvalonBay Communities Incorporated	174	27,817
Campus Crest Communities Incorporated	79,540	440,652
Colony Financial Incorporated Class A (b)	7,123	161,336
Columbia Property Trust Incorporated	564	13,846
Grivalia Properties Real Estate Investment Company (i)	1,329	10,197
HCP Incorporated	1,524	55,580
Hibernia REIT plc	5,355	7,522
ICADE	196	13,998
Kennedy Wilson Europe Real Estate plc	1,994	35,592
Lamar Advertising Company Class A (b)	3,801	218,481
National Storage REIT	17,910	23,146
NorthStar Realty Finance Corporation	37,236	592,052

		1,678,116

Thrifts & Mortgage Finance: 0.02%
Genworth Mortgage Insurance	9,789	23,715

Health Care: 9.34%

Biotechnology: 0.52%
Agios Pharmaceuticals Incorporated †	115	12,781
Alnylam Pharmaceuticals Incorporated †	251	30,087
Arena Pharmaceuticals Incorporated †	3,508	16,277
Biogen Incorporated †	132	53,320
Celgene Corporation †	246	28,471
Five Prime Therapeutics Incorporated †	310	7,700
Gilead Sciences Incorporated (b)	2,552	298,788
Incyte Corporation †	313	32,618
Portola Pharmaceuticals Incorporated †	890	40,540
PTC Therapeutics Incorporated †	250	12,033
Receptos Incorporated †	94	17,865
Regeneron Pharmaceuticals Incorporated †	115	58,665
Regulus Therapeutics Incorporated †	490	5,370
Tesaro Incorporated †	387	22,752
Vertex Pharmaceuticals Incorporated †	709	87,547

		724,814

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Alternative Strategies Fund	19

Security name	Shares	Value

Health Care Equipment & Supplies: 2.09%
Becton Dickinson & Company	6,699	$948,913
Corindus Vascular Robotics Incorporated †	4,340	15,233
Edwards Lifesciences Corporation †	170	24,213
IDEXX Laboratories Incorporated †	9,842	631,266
Intuitive Surgical Incorporated †	127	61,532
Medtronic plc	12,051	892,980
Paramount Bed Holdings Company Limited	700	20,677
St. Jude Medical Incorporated	1,199	87,611
Zimmer Holdings Incorporated	2,051	224,031

		2,906,456

Health Care Providers & Services: 2.56%
Acadia Healthcare Company Incorporated †	285	22,324
Aetna Incorporated (b)	6,874	876,160
Brookdale Senior Living Incorporated †	15,405	534,554
Cardinal Health Incorporated	517	43,247
Cigna Corporation	4,312	698,544
Envision Healthcare Holdings Incorporated †	520	20,530
Express Scripts Holding Company †(b)	2,348	208,831
HCA Holdings Incorporated †(b)	6,073	550,943
Teladoc Incorporated †	46	874
UnitedHealth Group Incorporated (b)	2,405	293,410
Universal Health Services Incorporated Class B	2,252	320,009

		3,569,426

Health Care Technology: 0.03%
Agfa-Gevaert NV †	2,175	6,062
Careview Communications Incorporated †	14,890	5,360
Cerner Corporation †	459	31,699

		43,121

Life Sciences Tools & Services: 0.44%
Illumina Incorporated †	1,452	317,059
Thermo Fisher Scientific Incorporated	2,318	300,784

		617,843

Pharmaceuticals: 3.70%
AbbVie Incorporated	4,532	304,505
Allergan plc †(b)	7,415	2,250,156
Almirall SA	710	14,034
AstraZeneca plc	1,649	104,132
AstraZeneca plc ADR	1,601	102,000
Bristol-Myers Squibb Company	4,198	279,335
Eisai Company Limited	1,705	114,461
Endo International plc †	1,399	111,430
H. Lundbeck AS †	740	14,265
Hospira Incorporated †	3,809	337,896
Ipsen SA	3,304	182,276
Johnson & Johnson	517	50,387

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—June 30, 2015

Security name	Shares	Value

Pharmaceuticals (continued)
Merck & Company Incorporated	3,073	$174,946
Mylan NV †	2,402	162,999
Novartis AG	301	29,667
Ono Pharmaceutical Company Limited	1,000	109,245
Perrigo Company plc	393	72,638
Pfizer Incorporated	2,861	95,929
Roche Holding AG	406	113,773
Teva Pharmaceutical Industries Limited ADR	2,756	162,880
TherapeuticsMD Incorporated †	7,930	62,330
UCB SA	592	42,497
Valeant Pharmaceuticals International Incorporated †	1,178	261,693

		5,153,474

Industrials: 5.52%

Aerospace & Defense: 1.27%
Airbus Group NV	5,020	325,719
Cobham plc	1,118	4,673
DigitalGlobe Incorporated †	1,297	36,044
Honeywell International Incorporated	200	20,394
Lockheed Martin Corporation (b)	3,229	600,272
Precision Castparts Corporation	710	141,908
Qinetiq Group plc	4,150	14,626
Safran SA	334	22,636
Thales SA	300	18,114
TransDigm Group Incorporated	2,374	533,366
United Technologies Corporation	448	49,697

		1,767,449

Air Freight & Logistics: 0.70%
Deutsche Post AG	516	15,075
FedEx Corporation (b)	5,161	879,434
PostNL †	4,545	20,202
United Parcel Service Incorporated Class B	610	59,115

		973,826

Airlines: 0.53%
AirAsia Bhd	21,100	8,612
Delta Air Lines Incorporated	6,441	264,596
Deutsche Lufthansa AG †	2,541	32,762
Southwest Airlines Company	13,121	434,174

		740,144

Building Products: 0.45%
China Lesso Group Holdings Limited Class L	8,115	6,606
Compagnie de Saint-Gobain SA	1,370	61,506
Fortune Brands Home & Security Incorporated	9,695	444,225
Masco Corporation	1,135	30,270
Owens Corning Incorporated	422	17,408
Sanwa Holdings Corporation	5,700	48,018

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Alternative Strategies Fund	21

Security name	Shares	Value

Building Products (continued)
Simpson Manufacturing Company Incorporated	549	$18,666
Wienerberger AG	330	5,189

		631,888

Commercial Services & Supplies: 0.01%
ACCO Brands Corporation †	700	5,439
Knoll Incorporated	402	10,062

		15,501

Construction & Engineering: 0.09%
Abengoa SA Class B	5,290	16,631
AECOM Technology Corporation †	2,317	76,646
Balfour Beatty plc	6,360	24,173
Ellaktor SA †(i)	1,675	3,137

		120,587

Electrical Equipment: 0.81%
Acuity Brands Incorporated	681	122,566
Capstone Turbine Corporation †	14,270	5,861
Denyo Company Limited	1,200	19,473
Eaton Corporation plc	100	6,749
Generac Holdings Incorporated †	469	18,643
Osram Licht AG	145	6,944
Schneider Electric SE	1,029	71,045
SolarCity Corporation †(b)	16,145	864,565
Zumtobel Group AG	516	15,334

		1,131,180

Industrial Conglomerates: 0.31%
Danaher Corporation	3,529	302,047
Doosan Corporation	137	13,387
General Electric Company	1,780	47,295
Koninklijke Philips Electronics NV	395	10,049
LT Group Incorporated	27,935	8,624
Rheinmetall AG	605	30,679
Siemens AG	242	24,376

		436,457

Machinery: 0.14%
Arcam AB †	940	16,130
Atlas Copco AB Class A	1,264	35,374
Jain Irrigation Systems Limited	42,770	21,513
Kennametal Incorporated	721	24,601
Kone Oyj Class B	716	29,056
Minebea Company Limited	910	15,027
Mori Seiki Company Limited	1,140	22,030
Sulzer AG	237	24,373
Vallourec SA	365	7,455

		195,559

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—June 30, 2015

Security name	Shares	Value

Marine: 0.03%
DS Norden AS †	480	$12,086
Kuehne & Nagel International AG	140	18,583
Scorpio Bulkers Incorporated †	3,670	5,982

		36,651

Professional Services: 0.06%
Adecco SA	235	19,077
Experian Group Limited	2,282	41,557
Hays plc	5,025	12,901
USG People NV	630	9,348

		82,883

Road & Rail: 0.95%
Canadian National Railway Company	940	54,233
CSX Corporation	655	21,386
DSV AS	783	25,367
Hertz Global Holdings Incorporated †	602	10,908
Hitachi Transport System Limited	1,300	21,595
Old Dominion Freight Line Incorporated †	5,580	382,816
Saia Incorporated †	2,426	95,318
Union Pacific Corporation	7,440	709,553

		1,321,176

Trading Companies & Distributors: 0.07%
Aercap Holdings NV †	732	33,518
HD Supply Holdings Incorporated †	450	15,831
Mitsubishi Corporation	400	8,798
Rexel SA	1,713	27,615
SIG plc	2,845	8,963

		94,725

Transportation Infrastructure: 0.10%
BBA Aviation plc	15,921	75,473
Groupe Eurotunnel SE	932	13,497
Hamburger Hafen Und Logistik AG	330	6,677
Jiangsu Express Company Limited H Shares	30,000	39,399

		135,046

Information Technology: 8.14%

Communications Equipment: 0.19%
ARRIS Group Incorporated †	1,480	45,288
Cisco Systems Incorporated	2,231	61,263
ParkerVision Incorporated †	9,325	3,498
QUALCOMM Incorporated	300	18,789
Radware Limited †	3,074	68,243
Ruckus Wireless Incorporated †	6,529	67,510

		264,591

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Alternative Strategies Fund	23

Security name	Shares	Value

Electronic Equipment, Instruments & Components: 0.15%
Alps Electric Company Limited	840	$25,910
CDW Corporation of Delaware	813	27,870
Largan Precision Company Limited	730	83,400
TE Connectivity Limited	804	51,697
WPG Holdings Company Limited	19,000	23,800

		212,677

Internet Software & Services: 3.25%
Alibaba Group Holding Limited ADR †	771	63,430
Baidu Incorporated ADR †(b)	4,361	868,187
ChinaCache International Holdings Limited ADR †	575	7,199
CoStar Group Incorporated †	483	97,209
Coupons.com Incorporated †	2,291	24,720
Facebook Incorporated Class A †(b)	9,771	838,009
Gogo Incorporated †	1,224	26,230
Google Incorporated Class A †(b)	2,309	1,246,953
Google Incorporated Class C †	138	71,830
Kakaku.com Incorporated	1,800	26,062
LinkedIn Corporation Class A †(b)	1,549	320,070
Monster Worldwide Incorporated †	3,385	22,138
NetEase Incorporated ADR	73	10,575
Pandora Media Incorporated †	469	7,288
Shutterstock Incorporated †	206	12,080
Tencent Holdings Limited	41,076	819,766
Yelp Incorporated †	195	8,391
Zillow Group Incorporated Class A †	666	57,769

		4,527,906

IT Services: 1.09%
Accenture plc Class A	783	75,779
ALTEN SA	210	9,755
Automatic Data Processing Incorporated	487	39,072
Cap Gemini SA	150	13,273
Cognizant Technology Solutions Corporation Class A †(b)	8,082	493,729
Computer Sciences Corporation (b)	2,431	159,571
Devoteam SA	100	2,818
Fujitsu Limited	4,778	26,719
GFI Informatique SA	250	1,644
MasterCard Incorporated Class A	3,729	348,587
Optimal Payments plc †	11,281	41,521
Sopra Steria Group	210	18,882
Visa Incorporated Class A	4,222	283,507

		1,514,857

Semiconductors & Semiconductor Equipment: 1.07%
Applied Materials Incorporated	390	7,496
ARM Holdings plc ADR	5,668	279,262
Canadian Solar Incorporated †	312	8,923
Cypress Semiconductor Corporation	1,642	19,310

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—June 30, 2015

Security name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
GCL-Poly Energy Holdings Limited †	78,500	$18,127
Globalwafers Company Limited †	4,017	11,514
Intel Corporation	1,000	30,415
Kontron AG †	850	3,748
Maxim Integrated Products Incorporated	7,142	246,934
Microchip Technology Incorporated	6,146	291,474
Micron Technology Incorporated †	1,002	18,878
Micronas Semiconductor Holding AG	895	5,169
NXP Semiconductors NV †	2,242	220,164
SK Hynix Incorporated	256	9,708
Sumco Corporation	8,946	112,058
SunEdison Incorporated †	5,574	166,718
SunEdison Semiconductor Limited †	1,340	23,142
SunPower Corporation †	559	15,881

		1,488,921

Software: 1.22%
Activision Blizzard Incorporated	2,645	64,035
Adobe Systems Incorporated †	429	34,753
CDK Global Incorporated	4,647	250,845
Citrix Systems Incorporated †(b)	2,211	155,124
CommVault Systems Incorporated †(b)	3,335	141,437
Comverse Incorporated †	955	19,176
EnerNOC Incorporated †	1,859	18,032
Informatica Corporation †	496	24,041
Intuit Incorporated	3,153	317,728
Microsoft Corporation	2,472	109,139
Nintendo Company Limited	100	16,726
Oracle Corporation	1,054	42,476
PTC Incorporated †	1,761	72,236
Symantec Corporation	6,099	141,802
Tangoe Incorporated †	590	7,422
Ubisoft Entertainment SA †	444	7,910
Verint Systems Incorporated †	190	11,542
VMware Incorporated Class A †	2,337	200,374
Workday Incorporated Class A †	919	70,202

		1,705,000

Technology Hardware, Storage & Peripherals: 1.17%
Apple Incorporated (b)	3,462	434,221
Catcher Technology Company Limited	2,000	25,021
EMC Corporation (b)	24,145	637,186
Hewlett-Packard Company	2,620	78,627
Samsung Electronics Company Limited	17	19,325
Stratasys Limited †	394	13,762
Western Digital Corporation (b)	5,291	414,920

		1,623,062

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Alternative Strategies Fund	25

Security name	Shares	Value

Materials: 4.44%

Chemicals: 3.27%
Akzo Nobel NV	386	$28,088
BASF SE	216	18,980
Cabot Corporation	460	17,153
Celanese Corporation Series A	471	33,855
CF Industries Holdings Incorporated	16,250	1,044,550
E.I. du Pont de Nemours & Company	600	38,370
LyondellBasell Industries NV Class A	1,749	181,056
Methanex Corporation	678	37,737
Monsanto Company (b)	3,040	324,034
Platform Specialty Products Corporation †	2,663	68,120
Platform Specialty Products Corporation - Private Placement Shares †(a)(i)	95	2,430
Praxair Incorporated	457	54,634
PTT Global Chemical PCL	5,800	11,892
Sigma-Aldrich Corporation	4,503	627,493
The Sherwin-Williams Company (b)	3,616	994,473
W.R. Grace & Company †	10,483	1,051,445
Wacker Chemie AG	126	13,008

		4,547,318

Construction Materials: 0.53%
BRAAS Monier Building Group SA	300	8,194
Buzzi Unicem SpA	1,140	16,230
CRH plc	1,151	32,300
Holcim Limited	165	12,177
Lafarge SA	165	10,897
Martin Marietta Materials Incorporated	2,954	418,021
Sumitomo Osaka Cement Company Limited	8,000	29,611
Summit Materials Incorporated Class A †	8,347	212,849

		740,279

Containers & Packaging: 0.06%
Crown Holdings Incorporated †	300	15,873
Packaging Corporation of America	567	35,432
Smurfit Kappa Group plc	1,337	36,832

		88,137

Metals & Mining: 0.50%
Anglo American plc	1,060	15,298
Barrick Gold Corporation	47,876	510,358
Barrick Gold Corporation - Toronto Exchange	515	5,505
Bekaert SA	335	9,453
BHP Billiton plc	594	11,657
Constellium NV Class A †	1,053	12,457
Freeport-McMoRan Incorporated	1,748	32,548
Glencore International plc (i)	3,766	15,107
Lonmin plc †	3,615	6,356
Reliance Steel & Aluminum Company	735	44,453
Rio Tinto plc ADR	579	23,861

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—June 30, 2015

Security name	Shares	Value

Metals & Mining (continued)
Salzgitter AG	360	$12,867

		699,920

Paper & Forest Products: 0.08%
International Paper Company	1,440	68,530
Louisiana-Pacific Corporation †	479	8,157
Norbord Incorporated	1,785	37,458

		114,145

Telecommunication Services: 1.41%

Diversified Telecommunication Services: 0.93%
Cellnex Telecom SAU †	11,634	196,822
Hellenic Telecommunications Organization SA (i)	1,824	15,372
Level 3 Communications Incorporated †	235	12,377
Nippon Telegraph & Telephone Corporation	2,760	99,983
Orange SA	1,040	16,012
Sunrise Communications Group AG †144A	1,694	141,597
Telecom Italia SpA †	18,888	23,963
Telefonica SA	1,270	18,052
Telenor ASA	3,389	74,260
Verizon Communications Incorporated (b)	14,800	689,828

		1,288,266

Wireless Telecommunication Services: 0.48%
Mobistar SA †	590	11,169
NTT DOCOMO Incorporated	3,360	64,353
SoftBank Corporation	315	18,555
T-Mobile USA Incorporated †	14,617	566,701
Total Access Communication PCL	5,300	13,063

		673,841

Utilities: 0.79%

Electric Utilities: 0.11%
Cheung Kong Infrastructure Holdings Limited	2,470	19,182
Duke Energy Corporation	400	28,248
Edison International	300	16,674
Empresa Distribuidora y Comercializadora Norte SA ADR †	340	4,396
Hokkaido Electric Power Company Incorporated †	3,600	40,858
Kyushu Electric Power Company Incorporated †	2,200	25,526
Pampa Energia SA ADR †	260	3,591
The Southern Company	230	9,637
Xcel Energy Incorporated	350	11,263

		159,375

Gas Utilities: 0.05%
China Resources Gas Group Limited	3,580	10,622
ENN Energy Holdings Limited	4,300	25,934
Snam SpA	4,031	19,180

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Alternative Strategies Fund	27

Security name			Shares	Value

Gas Utilities (continued)
Towngas China Company Limited			14,000	$12,805

				68,541

Independent Power & Renewable Electricity Producers: 0.55%
China Longyuan Power Group Corporation H Shares			51,350	57,103
Huadian Fuxin Energy Corporation Limited H Shares			47,450	22,710
Huaneng Renewables Corporation Limited H Shares			54,000	21,805
NRG Energy Incorporated (b)			19,936	456,136
TerraForm Power Incorporated Class A			3,000	113,940
Vivint Solar Incorporated †			7,733	94,111

				765,805

Multi-Utilities: 0.06%
Centrica plc			6,923	28,696
E.ON SE			800	10,658
GDF Suez			1,005	18,644
National Grid plc			1,357	17,424
RWE AG			440	9,460

				84,882

Water Utilities: 0.02%
Guangdong Investment Limited			19,525	27,355

Total Common Stocks (Cost $73,242,518)				77,491,070

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 4.52%

Consumer Discretionary: 2.60%

Hotels, Restaurants & Leisure: 0.73%
Caesars Entertainment Operating Company Incorporated (s)	8.50%	2-15-2020	$15,000	12,075
Caesars Entertainment Operating Company Incorporated (s)	9.00	2-15-2020	690,000	558,900
Caesars Entertainment Operating Company Incorporated (s)	9.00	2-15-2020	25,000	20,375
Caesars Entertainment Operating Company Incorporated (s)	10.00	12-15-2018	9,933	2,632
Caesars Entertainment Operating Company Incorporated (s)	10.00	12-15-2018	30,000	8,175
Caesars Entertainment Operating Company Incorporated (s)	11.25	6-1-2017	535,000	419,975

				1,022,132

Media: 0.66%
iHeartCommunications Incorporated	9.00	3-1-2021	30,000	27,338
iHeartCommunications Incorporated	9.00	9-15-2022	395,000	357,969
iHeartCommunications Incorporated 144A	10.63	3-15-2023	50,000	47,375
iHeartCommunications Incorporated	11.25	3-1-2021	165,000	160,256
Radio One Incorporated 144A	7.38	4-15-2022	170,000	166,600
Time Warner Cable Incorporated	6.55	5-1-2037	73,000	75,786
Time Warner Cable Incorporated	6.75	6-15-2039	33,000	35,089
Time Warner Cable Incorporated	7.30	7-1-2038	35,000	39,326
Time Warner Entertainment Company LP	8.38	7-15-2033	10,000	12,245

				921,984

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Specialty Retail: 1.02%
Guitar Center Incorporated 144A	6.50%	4-15-2019	$37,000	$33,855
New Albertsons Incorporated	6.52	4-10-2028	100,000	84,250
New Albertsons Incorporated	6.57	2-23-2028	545,000	461,888
New Albertsons Incorporated	6.63	6-1-2028	20,000	17,000
New Albertsons Incorporated	7.11	7-22-2027	160,000	142,700
New Albertsons Incorporated	7.15	7-23-2027	15,000	12,338
New Albertsons Incorporated	7.45	8-1-2029	120,000	115,200
New Albertsons Incorporated	7.75	6-15-2026	25,000	24,375
New Albertsons Incorporated	8.00	5-1-2031	305,000	301,950
New Albertsons Incorporated	8.70	5-1-2030	25,000	25,375
Petco Animal Supplies Incorporated 144A	9.25	12-1-2018	195,000	203,775

				1,422,706

Textiles, Apparel & Luxury Goods: 0.19%
Quiksilver Incorporated 144A	7.88	8-1-2018	310,000	265,050

Energy: 0.01%

Oil, Gas & Consumable Fuels: 0.01%
Overseas Shipholding Group Incorporated	8.13	3-30-2018	9,000	9,293

Financials: 0.74%

Diversified Financial Services: 0.24%
Lehman Brothers Holdings Incorporated (s)	0.00	12-30-2016	655,000	69,594
Lehman Brothers Holdings Incorporated (s)	7.88	5-8-2018	1,350,000	259,845

				329,439

Insurance: 0.34%
Ambac Assurance Corporation 144A	5.10	6-7-2020	435,281	479,353

REITs: 0.16%
Starwood Waypoint Residential Trust	3.00	7-1-2019	230,000	211,600
Starwood Waypoint Residential Trust	4.50	10-15-2017	15,000	14,794

				226,394

Health Care: 0.14%

Health Care Providers & Services: 0.14%
Tenet Healthcare Corp Corporation 144A	6.75	6-15-2023	185,000	188,816

Industrials: 0.39%

Electrical Equipment: 0.39%
SolarCity Corporation (b)	1.63	11-1-2019	590,000	539,850

Information Technology: 0.52%

Communications Equipment: 0.01%
Project Homestake Merger Corporation 144A	8.88	3-1-2023	15,000	14,550

IT Services: 0.50%
DynCorp International Incorporated	10.38	7-1-2017	965,000	694,800

Semiconductors & Semiconductor Equipment: 0.01%
SunEdison Incorporated	2.38	4-15-2022	10,000	13,294

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Alternative Strategies Fund	29

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.12%

Metals & Mining: 0.12%
Thompson Creek Metals Company Incorporated	7.38%	6-1-2018	$180,000	$147,600
Thompson Creek Metals Company Incorporated	12.50	5-1-2019	15,000	13,875

				161,475

Total Corporate Bonds and Notes (Cost $6,670,333)				6,289,136

			Shares
Exchange-Traded Funds: 0.14%
iShares MSCI All Country World Minimum Volatility ETF			2,870	199,580

Total Exchange-Traded Funds (Cost $211,198)				199,580

			Principal
Foreign Corporate Bonds and Notes @: 0.16%

Consumer Discretionary: 0.16%

Textiles, Apparel & Luxury Goods: 0.16%
Boardriders SA (EUR)	8.88	12-15-2017	$225,000	218,859

Total Foreign Corporate Bonds and Notes (Cost $239,804)				218,859

			Shares
Investment Companies: 7.00%

Alternative Investment Funds: 7.00%
AQR Managed Futures Strategy Fund Class I			921,257	9,746,901

Total Investment Companies (Cost $9,318,888)				9,746,901

			Principal
Municipal Obligations: 0.35%

Puerto Rico: 0.35%
Puerto Rico Public Buildings Authority Government Facilities Revenue Bonds Series T (Miscellaneous Revenue) (i)	5.60	7-1-2030	$650,000	396,643
Puerto Rico Sales Tax Financing Corporation Series B (Tax Revenue) (i)	6.05	8-1-2036	25,000	14,500
Puerto Rico Sales Tax Financing Corporation Series B (Tax Revenue) (i)	6.05	8-1-2037	30,000	17,400
Puerto Rico Sales Tax Financing Corporation Series B (Tax Revenue) (i)	6.05	8-1-2038	65,000	37,701
Puerto Rico Sales Tax Financing Corporation Series B (Tax Revenue) (i)	6.05	8-1-2039	20,000	11,600
Puerto Rico Sales Tax Financing Corporation Series C (Tax Revenue) (i)	6.00	8-1-2038	10,000	5,800

Total Municipal Obligations (Cost $590,735)				483,644

		Expiration date	Shares
Participation Notes: 0.80%

Financials: 0.62%

Banks: 0.62%
HSBC Bank plc (National Commercial Bank) †		11-17-2020	35,411	589,766
Merrill Lynch International & Company (Alinma Bank) †		4-16-2018	45,674	275,000

				864,766

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—June 30, 2015

Security name		Expiration date	Shares	Value

Materials: 0.18%

Chemicals: 0.18%
Credit Suisse AG (Saudi Basic Industries Corporation) †		5-17-2018	9,923	$251,604

Total Participation Notes (Cost $1,211,589)				1,116,370

	Dividend yield
Preferred Stocks: 0.18%

Financials: 0.15%

REITs: 0.14%
American Tower Corporation ±	2.49%		1,200	120,000
Campus Crest Communities Incorporated ±	1.50		2,796	69,201

				189,201

Thrifts & Mortgage Finance: 0.01%
FHLMC †	0.00		1,425	5,344
FHLMC †	0.00		294	956
FHLMC †	0.00		493	1,760
FNMA †	0.00		1,500	5,715
FNMA †	0.00		559	1,951

				15,726

Industrials: 0.03%

Transportation Infrastructure: 0.03%
Uber Technologies Incorporated †(a)(i)	0.00		1,216	48,201

Total Preferred Stocks (Cost $224,731)				253,128

	Strike price		Contracts
Purchased Call Options: 0.23%
Aetna Incorporated	$130	1-15-2016	3,600	32,760
Cigna Corporation	140	1-15-2016	700	18,900
Cigna Corporation	155	1-15-2016	1,400	22,400
HCA Holdings Incorporated	65	1-15-2016	9,300	243,195
Hewlett-Packard Company	34	11-20-2015	3,700	1,998
Pfizer Incorporated	35	9-18-2015	6,300	2,331
Western Digital Corporation	90	8-21-2015	1,400	1,316
Western Digital Corporation	100	7-17-2015	1,500	45

Total Purchased Call Options (Cost $145,688)				322,945

Purchased Put Options: 0.38%
Accenture plc	98	7-17-2015	1,700	3,655
Express Scripts Holding Company	85	7-17-2015	6,300	4,221
Humana Incorporated	175	8-21-2015	4,100	19,680
S&P 500 Index	1,900	6-17-2016	2,300	213,900
S&P 500 Index	2,050	12-19-2015	2,300	197,800
SPDR S&P 500 ETF	202	7-17-2015	54,000	97,200

Total Purchased Put Options (Cost $415,351)				536,456

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Alternative Strategies Fund	31

Security name		Expiration date	Shares	Value

Warrants: 0.15%

Financials: 0.15%

Banks: 0.12%
Alpha Bank AE †(i)		12-10-2017	1,927	$1,042
JPMorgan Chase & Company †		10-28-2018	7,068	174,933

				175,975

Capital Markets: 0.03%
WL Ross Holding Corporation †		6-11-2019	40,000	38,000

Total Warrants (Cost $165,228)				213,975

	Interest rate	Maturity date	Principal

Yankee Corporate Bonds and Notes: 1.42%

Consumer Discretionary: 0.40%

Media: 0.40%
Altice SA 144A	7.63%	2-15-2025	$200,000	188,000
Numericable-Societe Francaise du Radiotelephone 144A	6.25	5-15-2024	375,000	368,906

				556,906

Information Technology: 0.02%

Communications Equipment: 0.02%
Intelsat Luxembourg SA	6.75	6-1-2018	25,000	23,656

Materials: 1.00%

Metals & Mining: 1.00%
Consolidated Minerals Limited 144A	8.00	5-15-2020	440,000	347,600
First Quantum Minerals Limited 144A	7.25	5-15-2022	540,000	515,700
Hudbay Minerals Incorporated	9.50	10-1-2020	500,000	530,000

				1,393,300

Total Yankee Corporate Bonds and Notes (Cost $2,032,998)				1,973,862

	Yield		Shares
Short-Term Investments: 26.67%

Investment Companies: 24.87%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.12		34,648,970	34,648,970

			Principal
U.S. Treasury Securities: 1.80%
U.S. Treasury Bill #(z)	0.05	12-10-2015	$1,845,000	1,844,585
U.S. Treasury Bill #(z)	0.06	9-17-2015	655,000	655,003

				2,499,588

Total Short-Term Investments (Cost $37,148,431)				37,148,558

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—June 30, 2015

Security name	Shares	Value

Securities Sold Short: (20.05%)

Common Stocks: (15.54%)

Consumer Discretionary: (1.41%)

Automobiles: (0.44%)
Ford Motor Company	(17,372)	$(260,754)
General Motors Company	(5,707)	(190,214)
Toyota Motor Corporation ADR	(1,221)	(163,309)

		(614,277)

Hotels, Restaurants & Leisure: (0.05%)
Domino’s Pizza Incorporated	(129)	(14,629)
Dunkin’ Brands Group Incorporated	(268)	(14,740)
Panera Bread Company Class A †	(39)	(6,814)
Restaurant Brands International Incorporated	(127)	(4,853)
Starbucks Corporation	(275)	(14,744)
Texas Roadhouse Incorporated	(303)	(11,341)

		(67,121)

Internet & Catalog Retail: (0.19%)
TripAdvisor Incorporated †	(2,981)	(259,764)

Media: (0.37%)
Gannett Company Incorporated †	(2,007)	(28,071)
Omnicom Group Incorporated	(5,137)	(356,970)
TEGNA Incorporated	(4,013)	(128,697)

		(513,738)

Multiline Retail: (0.28%)
Burlington Stores Incorporated †	(181)	(9,267)
Dollar Tree Incorporated	(675)	(53,318)
J.C. Penney Company Incorporated †	(1,299)	(11,003)
Target Corporation	(3,827)	(312,398)

		(385,986)

Specialty Retail: (0.08%)
Five Below Incorporated †	(413)	(16,326)
L Brands Incorporated	(108)	(9,259)
Restoration Hardware Holding †	(155)	(15,133)
Ross Stores Incorporated	(153)	(7,437)
Staples Incorporated	(2,504)	(38,336)
The Michaels Companies Incorporated †	(528)	(14,208)
The TJX Companies Incorporated	(219)	(14,491)

		(115,190)

Textiles, Apparel & Luxury Goods: 0.00%
lululemon athletica Incorporated †	(90)	(5,877)

Consumer Staples: (0.24%)

Food & Staples Retailing: (0.24%)
The Kroger Company	(196)	(14,212)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Alternative Strategies Fund	33

Security name	Shares	Value

Food & Staples Retailing (continued)
Wal-Mart Stores Incorporated	(1,581)	$(112,140)
Walgreens Boots Alliance Incorporated	(2,406)	(203,163)

		(329,515)

Energy: (3.06%)

Energy Equipment & Services: (1.07%)
Halliburton Company	(111)	(4,781)
National Oilwell Varco Incorporated	(13,860)	(669,161)
Schlumberger Limited	(9,519)	(820,443)

		(1,494,385)

Oil, Gas & Consumable Fuels: (1.99%)
Antero Resources Corporation †	(4,969)	(170,635)
Apache Corporation	(6,924)	(399,030)
Chevron Corporation	(5,100)	(491,997)
Continental Resources Incorporated †	(3,269)	(138,573)
Hess Corporation	(3,414)	(228,328)
Kinder Morgan Incorporated	(7,845)	(301,170)
Marathon Oil Corporation	(14,116)	(374,639)
Marathon Petroleum Corporation	(6,057)	(316,842)
Occidental Petroleum Corporation	(4,558)	(354,476)

		(2,775,690)

Financials: (0.43%)

REITs: (0.43%)
Health Care REIT Incorporated	(2,671)	(175,298)
Simon Property Group Incorporated	(2,376)	(411,096)
Starwood Waypoint Residential Trust	(642)	(15,254)

		(601,648)

Health Care: (2.45%)

Biotechnology: (0.12%)
Alkermes plc †	(2,471)	(158,984)

Health Care Equipment & Supplies: (0.41%)
Abbott Laboratories	(2,849)	(139,829)
Boston Scientific Corporation †	(9,350)	(165,495)
Stryker Corporation	(1,316)	(125,770)
Varian Medical Systems Incorporated †	(1,618)	(136,446)

		(567,540)

Health Care Providers & Services: (1.79%)
AmerisourceBergen Corporation	(1,642)	(174,610)
Anthem Incorporated	(3,976)	(652,621)
Cardinal Health Incorporated	(3,839)	(321,132)
DaVita HealthCare Partners Incorporated †	(3,378)	(268,450)
HCA Holdings Incorporated	(7,745)	(702,626)
Humana Incorporated	(1,984)	(379,500)

		(2,498,939)

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—June 30, 2015

Security name	Shares	Value

Life Sciences Tools & Services: (0.13%)
Illumina Incorporated	(837)	$(182,767)

Industrials: (2.58%)

Aerospace & Defense: (0.65%)
Honeywell International Incorporated	(3,590)	(366,072)
The Boeing Company	(1,383)	(191,850)
United Technologies Corporation	(3,103)	(344,216)

		(902,138)

Air Freight & Logistics: (0.27%)
FedEx Corporation	(2,002)	(341,141)
United Parcel Service Incorporated Class B	(366)	(35,469)

		(376,610)

Electrical Equipment: (0.28%)
Rockwell Automation Incorporated	(2,021)	(251,897)
SolarCity Corporation	(2,537)	(135,856)

		(387,753)

Industrial Conglomerates: (0.17%)
Danaher Corporation	(2,758)	(236,057)

Machinery: (0.53%)
Caterpillar Incorporated	(2,523)	(214,001)
Deere & Company	(776)	(75,311)
Illinois Tool Works Incorporated	(1,392)	(127,772)
PACCAR Incorporated	(1,677)	(107,009)
Parker-Hannifin Corporation	(1,864)	(216,839)

		(740,932)

Road & Rail: (0.27%)
Union Pacific Corporation	(3,942)	(375,949)

Trading Companies & Distributors: (0.41%)
Fastenal Company	(5,569)	(234,900)
W.W. Grainger Incorporated	(1,420)	(336,043)

		(570,943)

Information Technology: (3.62%)

Communications Equipment: (0.12%)
Motorola Solutions Incorporated	(2,958)	(169,612)

Electronic Equipment, Instruments & Components: (0.56%)
Corning Incorporated	(39,813)	(785,510)

IT Services: (1.34%)
Accenture plc Class A	(4,046)	(391,572)
Infosys Limited ADR	(38,257)	(606,373)
International Business Machines Corporation	(4,637)	(754,255)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Alternative Strategies Fund	35

Security name	Shares	Value

IT Services (continued)
Teradata Corporation †	(3,111)	$(115,107)

		(1,867,307)

Semiconductors & Semiconductor Equipment: (0.29%)
Skyworks Solutions Incorporated	(2,393)	(249,111)
Texas Instruments Incorporated	(3,091)	(159,217)

		(408,328)

Software: (0.95%)
Adobe Systems Incorporated	(7,552)	(611,788)
Electronic Arts Incorporated †	(5,826)	(387,429)
Microsoft Corporation	(7,248)	(319,999)

		(1,319,216)

Technology Hardware, Storage & Peripherals: (0.36%)
Apple Incorporated	(864)	(108,367)
Seagate Technology plc	(5,569)	(264,528)
Western Digital Corporation	(1,597)	(125,237)

		(498,132)

Materials: (0.90%)

Metals & Mining: (0.90%)
Barrick Gold Corporation	(2,263)	(24,124)
First Quantum Minerals Limited	(59,644)	(779,813)
Glencore plc	(68,561)	(275,026)
Newcrest Mining Limited †	(17,385)	(174,642)

		(1,253,605)

Telecommunication Services: (0.85%)

Diversified Telecommunication Services: (0.85%)
AT&T Incorporated	(33,353)	(1,184,699)

		(21,648,212)

Exchange-Traded Funds: (4.51%)
Consumer Discretionary Select Sector SPDR Fund ETF	(2,980)	(227,910)
Health Care Select Sector SPDR Fund ETF	(2,044)	(152,053)
Industrial Select Sector SPDR Fund ETF	(4,008)	(216,672)
iShares MSCI Brazil Capped ETF	(14,036)	(459,960)
SPDR S&P 500 ETF	(23,900)	(4,919,816)
SPDR S&P Regional Banking ETF	(5,297)	(233,916)
Technology Select Sector SPDR Fund ETF	(1,661)	(68,765)

		(6,279,092)

Total Securities Sold Short (Proceeds $(29,121,628))		(27,927,304)

Total investments in securities (excluding securities sold short) (Cost $131,617,492) *	97.62%	135,994,484
Total securities sold short	(20.05)	(27,927,304)
Other assets and liabilities, net	22.43	31,246,844

Total net assets	100.00%	$139,314,024

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Alternative Strategies Fund	Portfolio of investments—June 30, 2015

†	Non-income-earning security

(b)	All or a portion of this security is segregated as collateral for securities sold short.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

@	Foreign bond principal is denominated in the local currency of the issuer.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $134,295,464 and unrealized gains (losses) consists of:

Gross unrealized gains	$7,287,753
Gross unrealized losses	(5,588,733)

Net unrealized gains	$1,699,020

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2015	Wells Fargo Advantage Alternative Strategies Fund	37

Assets
Investments
In unaffiliated securities, at value (cost $96,968,522)	$101,345,514
In affiliated securities, at value (cost $34,648,970)	34,648,970

Total investments, at value (cost $131,617,492)	135,994,484
Cash	446,674
Segregated cash for securities sold short	26,867,875
Segregated cash for written options	451,950
Segregated cash for total return swap	266,169
Segregated cash for futures transactions	332,394
Foreign currency, at value (cost $7,769,968)	7,265,224
Receivable for investments sold	4,036,247
Receivable for Fund shares sold	1,534,970
Receivable for dividends and interest	231,202
Receivable for daily variation margin on open futures contracts	272,150
Unrealized gains on forward foreign currency contracts	13,882
Unrealized gains on total return swap transactions	72,813
Prepaid expenses and other assets	43,645

Total assets	177,829,679

Liabilities
Dividends payable on securities sold short	69,873
Payable for investments purchased	6,420,296
Payable for Fund shares redeemed	3,500,683
Unrealized losses on total return swap transactions	23,823
Unrealized losses on forward foreign currency contracts	27,455
Payable for daily variation margin on open futures contracts	128,186
Written options, at value (premiums received $194,018)	218,466
Payable for securities sold short, at value (proceeds $29,121,628)	27,927,304
Advisory fee payable	152,454
Distribution fee payable	1,303
Administration fees payable	16,059
Accrued expenses and other liabilities	29,753

Total liabilities	38,515,655

Total net assets	$139,314,024

NET ASSETS CONSIST OF
Paid-in capital	$133,097,681
Accumulated net investment loss	(50,634)
Accumulated net realized gains on investments	1,225,881
Net unrealized gains on investments	5,041,096

Total net assets	$139,314,024

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$4,132,865
Shares outstanding – Class A1	390,679
Net asset value per share – Class A	$10.58
Maximum offering price per share – Class A2	$11.23
Net assets – Class C	$2,395,851
Shares outstanding – Class C1	228,488
Net asset value per share – Class C	$10.49
Net assets – Administrator Class	$6,326,165
Shares outstanding – Administrator Class[1]	596,811
Net asset value per share – Administrator Class	$10.60
Net assets – Institutional Class	$126,459,143
Shares outstanding – Institutional Class[1]	11,919,164
Net asset value per share – Institutional Class	$10.61

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Alternative Strategies Fund	Statement of operations—year ended June 30, 2015[1]

Investment income
Dividends (net of foreign withholding taxes of $16,552)	$1,748,619
Interest	734,179
Income from affiliated securities	21,826

Total investment income	2,504,624

Expenses
Advisory fee	1,901,027
Administration fees
Fund level	53,765
Class A	5,093
Class C	3,119
Administrator Class	1,540
Institutional Class	82,267
Shareholder servicing fees
Class A	4,896
Class C	3,000
Administrator Class	3,851
Distribution fee
Class C	8,999
Custody and accounting fees	256,167
Professional fees	41,738
Registration fees	91,326
Shareholder report expenses	32,301
Trustees’ fees and expenses	15,795
Dividends on securities sold short	428,752
Prime broker fees	242,630
Other fees and expenses	25,448

Total expenses	3,201,714
Less: Fee waivers and/or expense reimbursements	(287,261)

Net expenses	2,914,453

Net investment loss	(409,829)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(1,321,426)
Securities sold short	(175,920)
Futures transactions	4,273,811
Forward foreign currency contract transactions	225,175
Foreign currency and foreign currency translations	(61,177)
Written options	226,056
Total return swap transactions	23,478
Capital gain distributions from investment companies	372,416

Net realized gain (losses) on investments	3,562,413

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,385,600
Securities sold short	931,419
Futures transactions	(67,152)
Forward foreign currency contract transactions	(30,141)
Foreign currency and foreign currency translations	(446,532)
Written options	(64,351)
Total return swap transactions	50,403

Net change in unrealized gains (losses) on investments	3,759,246

Net realized and unrealized gains (losses) on investments	7,321,659

Net increase in net assets resulting from operations	$6,911,830

[1]	For the eleven months ended June 30, 2015. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2015.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Alternative Strategies Fund	39

	Year ended June 30, 2015[1]		Year ended July 31, 2014[2]

Operations
Net investment loss		$(409,829)		$(372,313)
Net realized gains (losses) on investments		3,562,413		(48,598)
Net change in unrealized gains (losses) on investments		3,759,246		1,281,850

Net increase in net assets resulting from operations		6,911,830		860,939

Distributions to shareholders from
Net realized gains
Class A		(25,783)		0
Class C		(18,175)		0
Administrator Class		(17,178)		0
Institutional Class		(1,497,363)		0

Total distributions to shareholders		(1,558,499)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	235,618	2,508,255	156,226	1,567,098
Class C	123,694	1,304,534	112,656	1,127,500
Administrator Class	486,882	5,203,407	111,014	1,110,000
Institutional Class	5,333,055	56,672,360	9,700,000	97,000,000

		65,688,556		100,804,598

Reinvestment of distributions
Class A	2,510	25,746	0	0
Class C	1,540	15,733	0	0
Administrator Class	1,673	17,178	0	0
Institutional Class	140,736	1,446,167	0	0

		1,504,824		0

Payment for shares redeemed
Class A	(3,289)	(34,930)	(386)	(3,912)
Class C	(9,402)	(95,074)	0	0
Administrator Class	(2,758)	(29,382)	0	0
Institutional Class	(3,254,627)	(34,734,926)	0	0

		(34,894,312)		(3,912)

Net increase in net assets resulting from capital share transactions		32,299,068		100,800,686

Total increase in net assets		37,652,399		101,661,625

Net assets
Beginning of period		101,661,625		0

End of period		$139,314,024		$101,661,625

Accumulated net investment loss		$(50,634)		$(24,113)

[1]	For the eleven months ended June 30, 2015. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2015.

[2]	For the period from April 30, 2014 (commencement of operations) to July 31, 2014

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage Alternative Strategies Fund	Financial highlights

(For a share outstanding throughout each period)

CLASS A	Year ended June 30, 2015[1]	Year ended July 31, 2014[2]
Net asset value, beginning of period	$10.08	$10.00
Net investment loss	(0.06)[3]	(0.04)
Net realized and unrealized gains (losses) on investments	0.71	0.12

Total from investment operations	0.65	0.08
Distributions to shareholders from
Net realized gains	(0.15)	0.00
Net asset value, end of period	$10.58	$10.08
Total return[4]	6.49%	0.80%
Ratios to average net assets (annualized)
Gross expenses[5]	3.40%	3.77%
Net expenses[5]	2.93%	3.00%
Net investment loss	(0.64)%	(1.70)%
Supplemental data
Portfolio turnover rate	237%	92%
Net assets, end of period (000s omitted)	$4,133	$1,571

[1]	For the eleven months ended June 30, 2015. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2015.

[2]	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[5]	Ratios include fees for the prime broker and expenses from dividends on securities sold short as follows:

Year ended June 30, 2015[1]	0.64%
Year ended July 31, 2014[2]	0.58%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Alternative Strategies Fund	41

(For a share outstanding throughout each period)

CLASS C	Year ended June 30, 2015[1]	Year ended July 31, 2014[2]
Net asset value, beginning of period	$10.06	$10.00
Net investment loss	(0.13)[3]	(0.06)
Net realized and unrealized gains (losses) on investments	0.71	0.12

Total from investment operations	0.58	0.06
Distributions to shareholders from
Net realized gains	(0.15)	0.00
Net asset value, end of period	$10.49	$10.06
Total return[4]	5.80%	0.60%
Ratios to average net assets (annualized)
Gross expenses[5]	4.14%	4.49%
Net expenses[5]	3.70%	3.75%
Net investment loss	(1.35)%	(2.45)%
Supplemental data
Portfolio turnover rate	237%	92%
Net assets, end of period (000s omitted)	$2,396	$1,133

[1]	For the eleven months ended June 30, 2015. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2015.

[2]	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[5]	Ratios include fees for the prime broker and expenses from dividends on securities sold short as follows:

Year ended June 30, 2015[1]	0.64%
Year ended July 31, 2014[2]	0.58%

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage Alternative Strategies Fund	Financial highlights

(For a share outstanding throughout each period)

ADMINISTRATOR CLASS	Year ended June 30, 2015[1]	Year ended July 31, 2014[2]
Net asset value, beginning of period	$10.08	$10.00
Net investment loss	(0.05)[3]	(0.04)
Net realized and unrealized gains (losses) on investments	0.72	0.12

Total from investment operations	0.67	0.08
Distributions to shareholders from
Net realized gains	(0.15)	0.00
Net asset value, end of period	$10.60	$10.08
Total return[4]	6.58%	0.90%
Ratios to average net assets (annualized)
Gross expenses[5]	3.25%	3.57%
Net expenses[5]	2.78%	2.84%
Net investment loss	(0.51)%	(1.54)%
Supplemental data
Portfolio turnover rate	237%	92%
Net assets, end of period (000s omitted)	$6,326	$1,119

[1]	For the eleven months ended June 30, 2015. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2015.

[2]	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

[5]	Ratios include fees for the prime broker and expenses from dividends on securities sold short as follows:

Year ended June 30, 2015[1]	0.66%
Year ended July 31, 2014[2]	0.58%

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Alternative Strategies Fund	43

(For a share outstanding throughout each period)

INSTITUTIONAL CLASS	Year ended June 30, 2015[1]	Year ended July 31, 2014[2]
Net asset value, beginning of period	$10.09	$10.00
Net investment loss	(0.03)	(0.04)
Net realized and unrealized gains (losses) on investments	0.70	0.13

Total from investment operations	0.67	0.09
Distributions to shareholders from
Net realized gains	(0.15)	0.00
Net asset value, end of period	$10.61	$10.09
Total return[3]	6.68%	0.90%
Ratios to average net assets (annualized)
Gross expenses[4]	2.95%	3.29%
Net expenses[4]	2.69%	2.74%
Net investment loss	(0.36)%	(1.44)%
Supplemental data
Portfolio turnover rate	237%	92%
Net assets, end of period (000s omitted)	$126,459	$97,838

[1]	For the eleven months ended June 30, 2015. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2015.

[2]	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include fees for the prime broker and expenses from dividends on securities sold short as follows:

Year ended June 30, 2015[1]	0.62%
Year ended July 31, 2014[2]	0.58%

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Alternative Strategies Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Alternative Strategies Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities, options and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Non-listed OTC options, swaps and exotics (i.e. caps, floors, etc.) are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On June 30, 2015, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair

Notes to financial statements	Wells Fargo Advantage Alternative Strategies Fund	45

valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk, equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value

46	Wells Fargo Advantage Alternative Strategies Fund	Notes to financial statements

of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Short sales

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.

The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such borrowed securities during the period of the loan are recorded as an expense on the Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid securities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.

Total return swaps

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap contracts for hedging or speculative purposes. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Certain total return swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Advantage Alternative Strategies Fund	47

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the fiscal years since commencement of operations are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities, foreign currency transactions, net operating losses, recognition of partnership income, and securities sold short. At June 30, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$383,308	$(383,308)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

48	Wells Fargo Advantage Alternative Strategies Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$16,433,062	$9,251	$0	$16,442,313
Consumer staples	4,229,047	0	0	4,229,047
Energy	6,749,369	0	0	6,749,369
Financials	8,739,655	37,602	0	8,777,257
Health care	13,015,134	0	0	13,015,134
Industrials	7,679,935	3,137	0	7,683,072
Information technology	11,337,014	0	0	11,337,014
Materials	6,187,369	2,430	0	6,189,799
Telecommunication services	1,946,735	15,372	0	1,962,107
Utilities	1,105,958	0	0	1,105,958

Corporate bonds and notes	0	6,289,136	0	6,289,136

Exchange-traded funds	199,580	0	0	199,580

Foreign corporate bonds and notes	0	218,859	0	218,859

Investment companies	9,746,901	0	0	9,746,901

Municipal obligations	0	483,644	0	483,644

Participation notes
Financials	0	864,766	0	864,766
Materials	0	251,604	0	251,604

Preferred stocks
Financials	189,201	15,726	0	204,927
Industrials	0	0	48,201	48,201

Purchased call options	0	322,945	0	322,945

Purchased put options	0	536,456	0	536,456

Warrants
Financials	0	213,975	0	213,975

Yankee corporate bonds and notes	0	1,973,862	0	1,973,862

Short-term investments
Investment companies	34,648,970	0	0	34,648,970
U.S. Treasury securities	2,499,588	0	0	2,499,588
	124,707,518	11,238,765	48,201	135,994,484

Forward foreign currency contracts	0	13,882	0	13,882

Futures contracts	272,150	0	0	272,150
Total return swap contracts	0	72,813	0	72,813
Total assets	$124,979,668	$11,325,460	$48,201	$136,353,329

Notes to financial statements	Wells Fargo Advantage Alternative Strategies Fund	49

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Liabilities

Forward foreign currency contracts	$0	$27,455	$0	$27,455

Futures contracts	128,186	0	0	128,186

Securities sold short	27,927,304	0	0	27,927,304

Total return swap contracts	0	23,823	0	23,823
Written options	0	218,466	0	218,466
Total liabilities	$28,055,490	$269,744	$0	$28,325,234

Forward foreign currency contracts and swap contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. Fair value pricing that was used in pricing certain foreign securities at the previous period end was not used at June 30, 2015. As a result common stocks valued at $4,205,474 were transferred from Level 2 to Level 1 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.70% and declining to 1.60% as the average daily net assets of the Fund increase. Prior to April 1, 2015, Funds Management received an annual advisory fee which started at 1.80% and declined to 1.65% as the average daily net assets of the Fund increased. For the eleven months ended June 30, 2015, the advisory fee was equivalent to an annual rate of 1.77% of the Fund’s average daily net assets.

Funds Management has engaged The Rock Creek Group, LP, Chilton Investment Company, LLC, Mellon Capital Management Corporation, Passport Capital, LLC, Pine River Capital Management L.P., River Canyon Fund Management LLC, Sirios Capital Management, L.P. and Wellington Management Company, LLP (“WMC”) to serve as subadvisers to the Fund. The fee for subadvisory services is borne by Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee.

On January 1, 2015, WMC completed a corporate restructuring under which WMC, a Massachusetts limited liability partnership, became Wellington Management Group, LLP (“WMG”) and subsequently transferred its U.S. advisory business to a new subsidiary, Wellington Management Company LLP, a Delaware limited liability partnership (“Wellington”). Wellington became registered as an investment adviser with the SEC by succeeding to WMG’s SEC registration. In connection with this restructuring, there have been no changes in the management of Wellington and no changes in personnel related to the subadvisory services provided to the Fund. There was no assignment or subsequent termination of the Fund’s subadvisory arrangement with Wellington as a result of this restructuring.

The Rock Creek Group, LP, an indirect majority owned subsidiary of Wells Fargo and an affiliate of Funds Management, is entitled to receive a fee at an annual rate starting at 0.60% and declining to 0.55% as the average daily net assets of the Fund increase. Prior to April 1, 2015, The Rock Creek Group, LP received a fee at an annual rate which started at 0.72% and declined to 0.60% as the average daily net assets of the Fund increased. For the eleven months ended June 30, 2015, the subadvisory fees paid to the remaining unaffiliated subadvisors was equivalent to an annual rate of 0.84% of the Fund’s average daily net assets.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer

50	Wells Fargo Advantage Alternative Strategies Fund	Notes to financial statements

agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through October 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 2.22% for Class A shares, 2.97% for Class C shares, 2.07% for Administrator Class shares, and 1.97% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Fees for the prime broker and expenses from dividends on short positions are excluded from the expense caps. Prior to April 1, 2015, the Fund’s expenses were capped at 2.50% for Class A shares, 3.25% for Class C shares, 2.35% for Administrator Class shares, and 2.25% for Institutional Class shares.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the eleven months ended June 30, 2015, Funds Distributor received $615 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the eleven months ended June 30, 2015 were $263,449,297 and $243,431,023, respectively.

6. DERIVATIVE TRANSACTIONS

During the eleven months ended June 30, 2015, the Fund entered into futures contracts for speculative purposes.

At June 30, 2015, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Contracts	Counterparty	Type	Contract value at June 30, 2015	Unrealized gains (losses)
7-17-2015	19 Long	Morgan Stanley	Amsterdam Index	$1,999,806	$(34,638)
7-17-2015	13 Long	Morgan Stanley	CAC40 Index	693,710	(856)
7-17-2015	1 Long	Morgan Stanley	IBEX 35 Index	120,124	1,116
7-30-2015	5 Long	Morgan Stanley	Hang Seng Index	845,121	(35,515)
9-8-2015	48 Short	Morgan Stanley	Euro-Bund Futures	8,133,942	(95,512)
9-10-2015	28 Long	Morgan Stanley	TOPIX Index	3,730,359	(87,168)

Notes to financial statements	Wells Fargo Advantage Alternative Strategies Fund	51

Expiration date	Contracts	Counterparty	Type	Contract value at June 30, 2015	Unrealized gains (losses)
9-14-2015	41 Long	Morgan Stanley	Australian Dollar Futures	$3,150,850	$(9,506)
9-14-2015	41 Short	Morgan Stanley	British Pound Futures	4,029,531	(53,938)
9-14-2015	32 Short	Morgan Stanley	Euro FX Futures	4,462,400	69,702
9-14-2015	1 Long	Morgan Stanley	Norwegian Krone Futures	254,580	(2,443)
9-14-2015	3 Short	Morgan Stanley	Swedish Krona Futures	724,260	2,691
9-14-2015	27 Short	Morgan Stanley	Swiss Franc Futures	3,618,675	15,273
9-15-2015	22 Short	Morgan Stanley	10-Year Australian Treasury Bonds	2,126,201	(14,616)
9-15-2015	30 Short	Morgan Stanley	Canadian Dollar Futures	2,399,400	43,108
9-17-2015	9 Long	Morgan Stanley	ASX SPI 200 Index	936,913	(11,676)
9-17-2015	2 Short	Morgan Stanley	S&P/TSX 60 Index	270,264	3,576
9-18-2015	17 Long	Morgan Stanley	DAX Index	5,212,632	26,468
9-18-2015	16 Short	Morgan Stanley	EURO STOXX 50 Index	612,900	17,994
9-18-2015	71 Short	Morgan Stanley	FTSE 100 Index	7,244,625	147,327
9-18-2015	4 Short	Morgan Stanley	FTSE 100 Index	408,148	17,497
9-18-2015	12 Short	Morgan Stanley	FTSE MIB Index	1,509,930	(27,238)
9-18-2015	11 Short	Morgan Stanley	MSCI EAFE Index	1,008,700	18,551
9-18-2015	7 Short	Morgan Stanley	MSCI Emerging Markets Index	335,790	2,963
9-18-2015	17 Short	Morgan Stanley	Russell 2000 Index	2,125,680	16,876
9-18-2015	20 Short	Morgan Stanley	S&P 500 Index	2,054,400	30,145
9-18-2015	18 Short	Morgan Stanley	S&P 500 Index	1,848,960	19,046
9-18-2015	2 Short	Morgan Stanley	S&P Midcap 400 Index	299,620	3,571
9-21-2015	21 Short	Morgan Stanley	10-Year Canadian Treasury Bonds	2,353,883	(9,471)
9-21-2015	94 Long	Morgan Stanley	10-Year U.S. Treasury Notes	11,860,156	(92,581)
9-28-2015	16 Long	Morgan Stanley	Long Gilt Bonds	2,909,452	3,250

The Fund had an average notional amount of $24,253,695 in long and $41,793,330 in short futures contracts during the eleven months ended June 30, 2015. As of June 30, 2015, the Fund had segregated $332,394 as cash collateral for open futures contracts.

During the eleven months ended June 30, 2015, the Fund entered into forward foreign currency contracts for speculative purposes.

At June 30, 2015, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive		U.S. value at June 30, 2015	In exchange for U.S. $	Unrealized losses
8-20-2015	Morgan Stanley	25,000	EUR	$27,890	$27,892	$(2)
9-16-2015	Morgan Stanley	59,930	CHF	64,289	64,569	(280)

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at June 30, 2015	In exchange for U.S. $	Unrealized gains (losses)
7-23-2015	Morgan Stanley	77,725	EUR	$86,676	$88,120	$1,444
7-23-2015	Morgan Stanley	198,900	EUR	221,805	225,501	3,696
8-20-2015	Morgan Stanley	52,000	CHF	55,722	55,608	(114)
8-20-2015	Morgan Stanley	20,000	EUR	22,312	22,495	183
8-20-2015	Morgan Stanley	13,000	EUR	14,503	14,493	(10)

52	Wells Fargo Advantage Alternative Strategies Fund	Notes to financial statements

Exchange date	Counterparty	Contracts to deliver		U.S. value at June 30, 2015	In exchange for U.S. $	Unrealized gains (losses)
8-20-2015	Morgan Stanley	13,000	EUR	$14,503	$14,761	$258
8-20-2015	Morgan Stanley	14,000	EUR	15,618	15,729	111
8-20-2015	Morgan Stanley	128,000	EUR	142,796	144,269	1,473
8-20-2015	Morgan Stanley	19,000	EUR	21,196	20,679	(517)
8-20-2015	Morgan Stanley	41,000	EUR	45,739	44,374	(1,365)
8-20-2015	Morgan Stanley	412,000	EUR	459,622	442,991	(16,631)
8-20-2015	Morgan Stanley	84,000	CHF	90,013	88,235	(1,778)
8-20-2015	Morgan Stanley	16,000	EUR	17,849	17,240	(609)
8-20-2015	Morgan Stanley	15,000	EUR	16,734	16,483	(251)
8-20-2015	Morgan Stanley	39,000	EUR	43,508	43,614	106
8-20-2015	Morgan Stanley	20,000	EUR	22,312	22,436	124
9-16-2015	Morgan Stanley	36,156	GBP	56,779	56,414	(365)
9-16-2015	Morgan Stanley	583,306	CHF	625,732	629,966	4,234
9-16-2015	Morgan Stanley	3,417	GBP	5,366	5,300	(66)
9-16-2015	Morgan Stanley	9,585	EUR	10,697	10,864	167
9-16-2015	Morgan Stanley	151,270	EUR	168,822	170,908	2,086
9-16-2015	Citibank	88,000	EUR	98,211	97,652	(559)
9-16-2015	UBS	7,493,000	JPY	61,285	60,509	(776)
9-16-2015	Bank of America	22,000	GBP	34,549	33,985	(564)
9-16-2015	HSBC	33,261,000	JPY	272,040	268,472	(3,568)

The Fund had average contract amounts of $410,564 and $2,016,079 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the eleven months ended June 30, 2015.

During the eleven months ended June 30, 2015, the Fund entered into written options for speculative purposes.

During the eleven months ended June 30, 2015, the Fund had written option activities as follows:

	Call options		Put options
	Number of contracts	Premiums received	Number of contracts	Premiums received
Options outstanding at July 31, 2014	0	$0	32	$111,903
Options written	12	2,579	449	351,078
Options expired	0	0	(383)	(91,138)
Options closed	(4)	(1,289)	(52)	(178,782)
Options exercised	(3)	(333)	0	0
Options outstanding at June 30, 2015	5	$957	46	$193,061

Open put and call options written at June 30, 2015 were as follows:

Expiration date	Counterparty	Description	Number of contracts	Call/Put	Strike price	Value
12-19-2015	Morgan Stanley	S&P 500 Index	23	Put	$1,900	$(106,950)
6-17-2016	Morgan Stanley	S&P 500 Index	23	Put	1,700	(110,860)
7-17-2015	Morgan Stanley	Mylan NV	1	Call	65	(380)
7-17-2015	Morgan Stanley	SunEdison Incorporated	4	Call	31	(276)

The Fund had an average of 63 written option contracts during the eleven months ended June 30, 2015. As of June 30, 2015, the Fund had segregated $451,950 as cash collateral for written options.

During the eleven months ended June 30, 2015, the Fund entered into purchased option contracts for speculative purposes and had an average of 424 purchased option contracts.

Notes to financial statements	Wells Fargo Advantage Alternative Strategies Fund	53

During the eleven months ended June 30, 2015, the Fund entered into total return swap contracts for speculative purposes. At June 30, 2015, the Fund had the following total return swap contracts outstanding:

Expiration	Notional amount	Counterparty	Swap description	Unrealized gains (losses)
9-5-2015	$20,185	Morgan Stanley	In an agreement dated 8-6-2014, the Fund makes monthly payments of 1 Month USD LIBOR +60 basis points. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity Inmarsat plc.	$4,024
10-20-2016	110,578	Morgan Stanley	In an agreement dated 10-17-2014, the Fund makes monthly payments of 1 Month USD LIBOR +50. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity Ally Financial Incorporated.	4,196
10-20-2016	278,098	Morgan Stanley	In an agreement dated 10-17-2014, the Fund makes monthly payments of 1 Month USD LIBOR +50. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity Brookdale Senior Living Incorporated.	29,032
10-20-2016	124,586	Morgan Stanley	In an agreement dated 10-17-2014, the Fund makes monthly payments of 1 Month USD LIBOR +50. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity Chimera Investment Corporation.	(13,672)
10-20-2016	119,199	Morgan Stanley	In an agreement dated 10-17-2014, the Fund makes monthly payments of 1 Month USD LIBOR +50. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity Comcast Corporation Class A.	22,250
10-20-2016	26,470	Morgan Stanley	In an agreement dated 10-17-2014, the Fund makes monthly payments of 1 Month USD LIBOR +50. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity Marathon Petroleum Corporation.	8,473
3-9-2016	28,855	Morgan Stanley	In an agreement dated 2-9-2015, the Fund makes monthly payments of 1 Month EUR LIBOR +60 basis points. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity Ryanair Holdings plc.	4,838
7-6-2016	58,616	Morgan Stanley	In an agreement dated 6-4-2015, the Fund makes monthly payments of 1 Month GBP LIBOR. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity Vodaphone Group plc.	(3,181)
3-2-2017	(133,889)	Morgan Stanley	In an agreement dated 3-2-2015, the Fund receives monthly payments of Federal Funds Effective Rate US +130 basis points. At expiration, the Fund will receive the positive return or pay the negative return of the referenced entity MTN Group Limited.	(6,970)

54	Wells Fargo Advantage Alternative Strategies Fund	Notes to financial statements

The Fund had an average notional balance on total return swaps of $680,555 during the eleven months ended June 30, 2015. As of June 30, 2015, the Fund had segregated $266,169 as cash collateral for total return swaps.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of June 30, 2015 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Equity risk	Investments in unaffiliated securities, at value	$859,401	**	Payable for written options	$218,466
	Receivable for daily variation margin on open futures contracts	134,481	*	Payable for daily variation margin on open futures contracts	99,827	*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	13,882		Unrealized losses on forward foreign currency contracts	27,455
	Receivable for daily variation margin on open futures contracts	119,519	*	Payable for daily variation margin on open futures contracts	0
Interest rate risk	Receivable for daily variation margin on open futures contracts	18,150	*	Payable for daily variation margin on open futures contracts	28,359	*
	Unrealized gains on total return swap transactions	72,813		Unrealized losses on total return swap transactions	23,823
		$1,218,246			$397,930

*	Only the current day’s variation margin as of June 30, 2015 is reported separately on the Statement of Assets and Liabilities.
**	Amount relates to purchased options

The effect of derivative instruments on the Statement of Operations for the eleven months ended June 30,2015 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives
	Unaffiliated securities*	Futures contracts	Forward foreign currency contracts	Written options	Total return swaps	Total
Interest rate risk	$0	$623,171	$0	$0	$23,478	$646,649
Equity contracts	(746,910)	1,941,505	0	226,056	0	1,420,651
Forward currency risk	0	1,709,135	225,175	0	0	1,934,310
	$(746,910)	$4,273,811	$225,175	$226,056	$23,478	$4,001,610

	Change in unrealized gains (losses) on derivatives
	Unaffiliated securities*	Futures contracts	Forward foreign currency contracts	Written options	Total return swaps	Total
Interest rate risk	$0	$115,715	$0	$0	$50,403	$166,118
Equity contracts	382,253	(99,701)	0	(64,351)	0	218,201
Forward currency risk	0	(83,166)	(30,141)	0	0	(113,307)
	$382,253	$(67,152)	$(30,141)	$(64,351)	$50,403	$271,012

*	Amount relates to purchased options

Notes to financial statements	Wells Fargo Advantage Alternative Strategies Fund	55

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	Morgan Stanley	$272,150		$(128,186)	$0	$143,964
Forward foreign currency contracts	Morgan Stanley	13,882	*	(13,882)	0	0
Total return swaps	Morgan Stanley	72,813	*	(23,823)	0	48,990

*	Amount represents net unrealized gains.

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Futures – variation margin	Morgan Stanley	$128,186		$(128,186)	$0	$0
Forward foreign currency contracts	Bank of America	564	*	0	0	564
Forward foreign currency contracts	Citibank	559	*	0	0	559
Forward foreign currency contracts	HSBC	3,568	*	0	0	3,568
Forward foreign currency contracts	Morgan Stanley	21,988	*	(13,882)	0	8,106
Forward foreign currency contracts	UBS	776	*	0	0	776
Written options	Morgan Stanley	218,466		0	(218,466)	0
Total return swaps	Morgan Stanley	23,823	*	(23,823)	0	0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty by derivative type.
*	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Effective September 2, 2014, the Fund became a party to the revolving credit agreement. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund.

The Fund also has a committed credit facility to provide leverage for investment purposes. The credit facility has a commitment amount of $10 million which expires on June 30, 2016, at which point it may be renegotiated and potentially renewed for another one-year term. The Fund’s borrowings under the Facility are generally charged interest at a rate determined by the type of loan elected by the Fund. The Fund also pays a commitment fee at an annual rate equal to 0.25% on the unutilized portion of the credit facility. Prior to June 30, 2015, the Fund paid a commitment fee at an annual rate equal to 0.10% on the unutilized portion of the credit facility.

56	Wells Fargo Advantage Alternative Strategies Fund	Notes to financial statements

For the eleven months ended June 30, 2015, the Fund paid $9,472 in commitment fees.

During the eleven months ended June 30, 2015, the Fund did not borrow under either credit facility.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the eleven months ended June 30, 2015 was $1,057,252 of ordinary income and $501,247 of long-term capital gains. For the period from April 30, 2014 (commencement of operations) to July 31, 2014, the Fund did not pay any distributions to shareholders.

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$2,921,807	$1,257,198	$2,037,338

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Alternative Strategies Fund	57

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Alternative Strategies Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of June 30, 2015, and the related statement of operations for the period from August 1, 2014 to June 30, 2015, and the statements of changes in net assets and financial highlights for the period from August 1, 2014 to June 30, 2015, and the period from April 30, 2014 (commencement of operations) to July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Alternative Strategies Fund, as of June 30, 2015, the results of its operations for the period from August 1, 2014 to June 30, 2015, and the changes in its net assets and the financial highlights for the period from August 1, 2014 to June 30, 2015, and the period from April 30, 2014 (commencement of operations) to July 31, 2014, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

58	Wells Fargo Advantage Alternative Strategies Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 16.82% of ordinary income dividends qualify for the corporate dividends-received deduction for the eleven months ended June 30, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $501,247 was designated as long-term capital gain distributions for the eleven months ended June 30, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $226,807 of income dividends paid during the eleven months ended June 30, 2015 has been designated as qualified dividend income (QDI).

For the eleven months ended June 30, 2015, $1,057,252 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

As of each fiscal quarter end, the complete portfolio holdings are publicly available quarterly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. As of each month end other than a month end that coincides with a fiscal quarter end, the following is publicly available monthly on the Fund’s website, on a one-month delayed basis (i) all portfolio holdings held long (securities held by the fund) other than any put options on equity securities; (ii) portfolio holdings held short (sale of borrowed securities) other than short positions in equity securities of single issuers; and (iii) the aggregate dollar value of equity securities of single issuers held short, and any put options on equity securities held long. In addition, top ten holdings information, excluding (i) derivative positions; and (ii) short positions (other than any publicly disclosed short positions) is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	59

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

60	Wells Fargo Advantage Alternative Strategies Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 73 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	61

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Alternative Strategies Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; (iii) an investment sub-advisory agreement with The Rock Creek Group LP (“Rock Creek”), an affiliate of Funds Management; (iv) an investment sub-advisory agreement with Rock Creek and Chilton Investment Company, LLC (“Chilton”); (v) an investment sub-advisory agreement with Rock Creek and Mellon Capital Management Corporation (“Mellon”); (vi) an investment sub-advisory agreement with Rock Creek and Passport Capital, LLC (“Passport”); (vii) an investment sub-advisory agreement with Rock Creek and Pine River Capital Management L.P. (“Pine River”); (viii) an investment sub-advisory agreement with Rock Creek and River Canyon Fund Management LLC (“River Canyon”); (ix) an investment sub-advisory agreement with Rock Creek and Sirios Capital Management, L.P. (“Sirios”); and (x) an investment sub-advisory agreement with Rock Creek and Wellington Management Company, LLC (“Wellington”).

The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The sub-advisory agreements with Rock Creek, Chilton, Mellon, Passport, Pine River, River Canyon, Sirios and Wellington (the “Sub-Advisers”) are collectively referred to as the “Sub-Advisory Agreements,” and the Advisory Agreement, the Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of each of the Sub-Advisory Agreements for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included,

62	Wells Fargo Advantage Alternative Strategies Fund	Other information (unaudited)

among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund through the period ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted the limited operating history of the Fund, which commenced operations in 2014. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the six-month period ended December 31, 2014, and for the first quarter ended March 31, 2015. The Board also noted that the Fund outperformed both the Barclays U.S. Aggregate Bond Index, its primary benchmark, and its custom HFR custom index, for the six-month period ended December 31, 2014, and for the first quarter ended March 31, 2015.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of a limited set of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Lipper Expense Groups”), and in comparison to the median ratios of a broader set of funds in class-specific expense groups that were determined by Funds Management to be similar to the Fund (the “Custom Expense Groups”). The Board noted that some of the funds in the Custom Expense Groups were also in the Lipper Expense Groups.

The Board received a description of the methodology used by Lipper and Funds Management to select the mutual funds in the Lipper Expense Groups and Custom Expense Groups, respectively, and discussed the limitations inherent in the use of other expense groups. The Board also received an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the reports from Lipper and Funds Management, the Board noted that the net operating expense ratios of the Fund were higher than the median net operating expense ratios of the Lipper Expense Groups and the Custom Expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreements and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the Lipper Expense Groups at a common asset level. The Board noted that the Management Rates for the Fund were higher than the average rates of the Fund’s Lipper Expense Groups for all share classes except the Administrator Class.

Other information (unaudited)	Wells Fargo Advantage Alternative Strategies Fund	63

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and Rock Creek, the Board ascribed limited relevance to the allocation of the advisory fee between them. The Board also considered that the sub-advisory fees paid to Chilton, Mellon, Passport, Pine River, River Canyon, Sirios and Wellington had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of Rock Creek from providing services to the fund family as a whole, noting that Rock Creek’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis. The Board did not receive or consider profitability information with respect to Chilton, Mellon, Passport, Pine River, River Canyon, Sirios and Wellington, as the sub-advisory fees paid to them had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to funds management and the sub-advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Advisers, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

64	Wells Fargo Advantage Alternative Strategies Fund	Other information (unaudited)

The Board also reviewed information about soft dollar credits earned and utilized by Chilton, Passport, Pine River, River Canyon, Sirios and Wellington, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Advisers, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of each of the Sub-Advisory Agreements for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Alternative Strategies Fund	65

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

235283 08-15 A267/AR267 06-15

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended June 30, 2015	Fiscal year ended June 30, 2014
Audit fees	$531,370	$461,370	*
Audit-related fees	0	0
Tax fees (1)	31,680	31,460
All other fees	0	0

	$563,050	$492,830

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.
*	Amount includes $35,000 for the audit of Wells Fargo Advantage Alternative Strategies Fund for the fiscal year ended July 31, 2014. The Fund has changed its fiscal year end from July 31 to June 30, effective June 30, 2015. Wells Fargo Advantage Global/Long Short Fund did not commence operations until November 28, 2014 and did not incur any audit fees in 2014.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Municipal Bond Fund and Wells Fargo Advantage Ultra Short-Term Municipal Income Fund included a Summary Portfolio of Investments under Item 1. A Portfolio of Investments for each of Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Municipal Bond Fund and Wells Fargo Advantage Ultra Short-Term Municipal Income Fund are filed under this Item.

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 98.66%

Alabama: 0.35%
Alabama Public School & College Authority Capital Improvement (Tax Revenue)	5.00%	12-1-2017	$2,640,000	$2,902,205
Jefferson County AL Warrants Series A (GO)	4.90	4-1-2021	3,910,000	4,175,059
Mobile County AL Board of School Commissioners Series 2012 (Tax Revenue)	5.00	3-1-2032	1,000,000	1,097,840

				8,175,104

Alaska: 0.47%
Alaska Energy Authority Bradley Lake Fourth Series (Utilities Revenue, AGM Insured)	6.00	7-1-2015	350,000	350,056
Alaska Housing Finance Corporation Series A (Housing Revenue, Landesbank Baden-Wuerttemberg SPA) ø	0.12	12-1-2041	7,300,000	7,300,000
Alaska Railroad Corporation Series A (Miscellaneous Revenue, National Insured)	5.00	8-1-2020	3,245,000	3,494,216

				11,144,272

Arizona: 1.64%
Arizona Board of Regents Certificate of Participation University of Arizona Projects (Education Revenue)	5.00	6-1-2025	1,335,000	1,586,354
Arizona Board of Regents Certificate of Participation University of Northern Arizona Projects (Education Revenue, AGM Insured)	5.00	9-1-2026	1,785,000	2,030,902
Arizona Board of Regents Certificate of Participation University of Northern Arizona Projects (Education Revenue, AGM Insured)	5.00	9-1-2027	795,000	897,118
Arizona Board of Regents Certificate of Participation University of Northern Arizona Projects (Education Revenue, AGM Insured)	5.00	9-1-2028	975,000	1,091,795
Arizona Board of Regents Certificate of Participation University of Northern Arizona Projects (Education Revenue, AGM Insured)	5.00	9-1-2029	1,000,000	1,111,770
Arizona Board of Regents Certificate of Participation University of Northern Arizona Projects (Education Revenue, AGM Insured)	5.00	9-1-2030	1,180,000	1,306,048
Arizona Sports & Tourism Authority Series A (Tax Revenue)	4.00	7-1-2020	1,365,000	1,475,429
Arizona Sports & Tourism Authority Series A (Tax Revenue)	5.00	7-1-2021	795,000	902,325
Arizona Sports & Tourism Authority Series A (Tax Revenue)	5.00	7-1-2022	1,000,000	1,138,020
Greater Arizona Development Authority Infrastructure Pinal County Road Project Series 1 (Miscellaneous Revenue, National Insured)	4.50	8-1-2023	2,755,000	2,876,358
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B (GO)	1.00	7-1-2024	1,575,000	1,787,373
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B (GO)	1.00	7-1-2025	1,270,000	1,441,158
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B (GO)	1.00	7-1-2027	420,000	491,883
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B (GO)	1.00	7-1-2029	960,000	1,158,749
Phoenix AZ Civic Improvement Corporation Series A (Airport Revenue)	5.00	7-1-2029	5,000,000	5,648,450
Pima County AZ IDA New Plan Learning Project Series A (Education Revenue)	7.00	7-1-2021	775,000	770,521
Pima County AZ IDA New Plan Learning Project Series A (Education Revenue)	7.75	7-1-2035	5,000,000	4,903,100
Pinal County AZ Electrical District # 4 (Utilities Revenue)	4.75	12-1-2015	315,000	320,941
San Luis AZ Pledged Excise Tax Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	7-1-2027	450,000	517,676
San Luis AZ Pledged Excise Tax Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	7-1-2028	700,000	799,358
San Luis AZ Pledged Excise Tax Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	7-1-2030	1,195,000	1,349,131

2	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Arizona (continued)
San Luis AZ Pledged Excise Tax Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00%	7-1-2034	$3,680,000	$4,115,197
San Luis AZ Pledged Excise Tax Series A (Tax Revenue, Build America Mutual Assurance Company Insured)	5.00	7-1-2038	1,000,000	1,110,900

				38,830,556

California: 10.05%
Alameda CA Corridor Transportation Authority CAB Sub Lien Series A (Transportation Revenue, Ambac Insured) ¤	0.00	10-1-2018	5,570,000	5,214,133
Anaheim CA PFA Convention Center Expansion Project Series A (Miscellaneous Revenue)	5.00	5-1-2039	2,500,000	2,778,775
Bay Area CA Toll Authority Toll Bridge Revenue Series A (Transportation Revenue) ±	1.32	4-1-2036	20,000,000	19,425,000
California (GO)	5.25	3-1-2024	5,000,000	5,827,650
California (GO)	5.25	3-1-2030	1,440,000	1,662,898
California (GO)	6.00	3-1-2033	2,510,000	3,022,492
California Municipal Finance Authority (Utilities Revenue)	5.00	10-1-2025	1,500,000	1,803,030
California Public Works Board Department of Corrections Project Series A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2019	2,285,000	2,495,471
California Public Works Board Department of General Services Buildings 8 & 9A (Miscellaneous Revenue)	6.25	4-1-2034	2,750,000	3,227,345
California Public Works Board Regents of the University of California Series G (Miscellaneous Revenue)	5.00	12-1-2030	12,110,000	14,533,090
California Public Works Board University of California Research Project Series L (Education Revenue, National Insured)	5.25	11-1-2028	1,890,000	1,921,487
California Public Works Board Various Judicial Council Project Series D (Miscellaneous Revenue)	5.25	12-1-2026	1,000,000	1,191,050
California Statewide CDA Series A (Education Revenue)	6.90	8-1-2031	1,915,000	2,195,375
California Statewide CDA Series C (Health Revenue)	5.25	8-15-2031	3,000,000	3,420,030
California Various Purposes (GO)	6.00	4-1-2038	8,055,000	9,398,413
Cerritos CA Community College District Series D (GO) ¤	0.00	8-1-2025	1,800,000	1,285,272
Compton CA Community College District Election of 2002 CAB Series C (GO) ¤	0.00	8-1-2029	1,565,000	812,313
Compton CA Community College District Election of 2002 CAB Series C (GO) ¤	0.00	8-1-2031	2,400,000	1,115,520
Emery CA Unified School District Election of 2010 Series A (GO, AGM Insured)	6.25	8-1-2031	4,500,000	5,538,285
Golden State Tobacco Securitization Corporate California Tobacco Settlement Revenue Series A (Tobacco Revenue, AGM Insured) ¤	0.00	6-1-2026	7,500,000	5,217,675
Los Angeles CA Metropolitan Transportation Authority Prerefunded Balance (Tax Revenue, Ambac Insured)	5.00	7-1-2035	1,380,000	1,380,179
Los Angeles CA Metropolitan Transportation Authority Unrefunded Balance (Tax Revenue, Ambac Insured)	5.00	7-1-2035	270,000	270,035
Los Angeles CA Schools Regionalized Business Services Project Series A (Miscellaneous Revenue, Ambac Insured) ¤	0.00	8-1-2015	1,100,000	1,099,263
M-S-R California Energy Authority Gas Series B (Utilities Revenue)	7.00	11-1-2034	2,000,000	2,720,080
M-S-R California Energy Authority Gas Series C (Utilities Revenue)	7.00	11-1-2034	5,000,000	6,800,200
Merrill Lynch PFOTER Series PT-4211 (GO, Dexia Credit Local SPA) 144Aø	0.25	2-1-2025	6,155,000	6,155,000
New Haven CA Unified School District CAB Project (GO, AGM Insured) ¤	0.00	8-1-2033	5,590,000	2,626,573
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.90	7-1-2027	10,000,000	8,959,500
Northern California Power Agency Series A (Utilities Revenue)	5.25	8-1-2023	5,150,000	5,785,098
Northern Humboldt CA High School District Election of 2010 Series A (GO)	6.50	8-1-2034	1,145,000	1,431,399
Oakland CA Unified School District Alameda County Election of 2006 Series A (GO)	6.50	8-1-2020	1,730,000	2,031,850
Oakland CA Unified School District Alameda County Election of 2009 Series A (GO)	6.25	8-1-2019	1,285,000	1,489,623

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	3

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Oakland CA Unified School District Alameda County Election of 2012 (GO)	6.25%	8-1-2028	$2,000,000	$2,368,660
Oakland CA Unified School District Alameda County Election of 2012 (GO)	6.25	8-1-2030	2,000,000	2,383,500
Oxnard CA School District Series A (GO, National Insured)	5.75	8-1-2030	1,825,000	2,209,564
Pasadena CA PFA Rose Bowl Renovation Series A (Miscellaneous Revenue)	5.00	3-1-2021	1,655,000	1,916,358
Patterson CA Unified School District CAB Election of 2008 Project Series B (GO, AGM Insured) ¤	0.00	8-1-2033	3,000,000	1,339,080
Peralta CA Community College District Alameda County (GO)	5.00	8-1-2023	3,045,000	3,612,192
Peralta CA Community College District Alameda County (GO)	5.00	8-1-2024	3,000,000	3,548,130
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue)	6.25	7-1-2024	2,700,000	3,147,795
Rio Hondo CA Community College District (GO) ¤	0.00	8-1-2030	2,315,000	1,283,158
Sacramento CA Municipal Utility District Series B (Utilities Revenue)	5.00	8-15-2030	1,075,000	1,233,982
Sacramento CA Airport Systems (Airport Revenue)	5.00	7-1-2025	2,000,000	2,276,640
San Diego CA Community College District Election of 2012 (GO)	5.00	8-1-2032	3,095,000	3,546,003
San Diego CA PFFA Capital Improvement Projects Series A (Miscellaneous Revenue)	5.00	10-15-2025	1,000,000	1,152,650
San Diego CA PFFA Capital Improvement Projects Series B (Miscellaneous Revenue)	5.00	10-15-2027	500,000	562,700
San Diego CA PFFA Capital Improvement Projects Series B (Miscellaneous Revenue)	5.00	10-15-2028	1,000,000	1,117,160
San Diego CA Unified School District Election of 1998 Series E-2 (GO, AGM Insured)	5.50	7-1-2027	5,000,000	6,344,850
San Gorgonio CA Memorial Healthcare District (GO)	7.00	8-1-2029	2,000,000	2,260,900
San Jose CA Libraries & Parks Project (GO)	5.13	9-1-2031	6,110,000	6,134,684
San Jose CA Redevelopment Agency Series A-1 (Tax Revenue)	5.50	8-1-2030	1,355,000	1,490,161
Santa Ana CA Financing Authority Police Administration and Holding Facilities Prerefunded Balance (Miscellaneous Revenue, National Insured)	6.25	7-1-2019	500,000	593,005
Santa Ana CA Financing Authority Police Administration and Holding Facilities Unrefunded Balance (Miscellaneous Revenue, National Insured)	6.25	7-1-2019	500,000	581,560
Southern California Public Power Authority Milford Wind Corridor Project # 1 (Utilities Revenue)	5.00	7-1-2024	5,000,000	5,771,000
Southern California Public Power Authority Natural Gas Project #1 Series A (Utilities Revenue)	5.25	11-1-2025	3,280,000	3,771,016
Southern California Public Power Authority Southern Transmission Project Series S (Utilities Revenue)	5.75	7-1-2024	2,000,000	2,283,520
Sylvan CA Unified School District CAB Election of 2006 (GO, AGM Insured) ¤	0.00	8-1-2031	2,590,000	1,277,932
Sylvan CA Unified School District CAB Election of 2006 (GO, AGM Insured) ¤	0.00	8-1-2032	2,800,000	1,309,000
Tustin CA Unified School District #88-1 Election of 2008 Series B (GO)	6.00	8-1-2036	2,500,000	3,041,375
University of California Limited Project Series G (Education Revenue)	5.00	5-15-2037	10,390,000	11,699,452
University of California Medical Center Series J (Health Revenue)	5.25	5-15-2030	15,000,000	17,362,500
University of California Prerefunded Series Q (Education Revenue)	5.25	5-15-2024	2,090,000	2,287,589
University of California Unrefunded Series Q (Education Revenue)	5.25	5-15-2024	65,000	71,045
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2016	300,000	312,159
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2018	445,000	488,499
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2019	905,000	1,013,012
Washington Township CA Health Care District Series A (Health Revenue)	5.00	7-1-2020	1,300,000	1,381,211
Washington Township CA Health Care District Series A (Health Revenue)	5.13	7-1-2017	260,000	279,651
West Contra Costa CA Unified School District (GO, AGM Insured) ¤	0.00	8-1-2026	4,620,000	3,063,938

				237,349,735

Colorado: 1.12%
Colorado ECFA Charter School Monument Academy Project Series A (Education Revenue)	5.50	10-1-2017	570,000	600,746

4	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Colorado Springs CO Utilities System Sub Lien Improvement Series B (Utilities Revenue, Bayerische Landesbank SPA) ø	0.27%	11-1-2036	$25,665,000	$25,665,000
North Range CO Metropolitan District # 1 (GO, ACA Insured)	5.00	12-15-2015	250,000	251,888

				26,517,634

Connecticut: 1.41%
Connecticut Health & HEFAR Yale University Issue Series A (Education Revenue) ±%%	1.38	7-1-2035	10,000,000	10,015,100
Connecticut Series A (Miscellaneous Revenue) ±	0.92	3-1-2022	3,000,000	2,960,190
Connecticut Series A (Miscellaneous Revenue) ±	0.97	3-1-2023	3,000,000	2,948,370
Connecticut Series A (Miscellaneous Revenue) ±	1.02	3-1-2024	5,500,000	5,395,995
Connecticut Series A (Miscellaneous Revenue) ±	1.17	4-15-2019	2,300,000	2,323,598
Connecticut Series A (GO) ±	1.32	4-15-2020	3,300,000	3,355,407
Hamden CT (GO)	4.00	8-15-2020	1,235,000	1,328,687
Hamden CT (GO)	4.00	8-15-2021	1,235,000	1,324,920
Hamden CT (GO, Build America Mutual Assurance Company Insured)	4.00	8-15-2022	300,000	329,847
Hamden CT (GO, AGM Insured)	5.00	8-15-2021	1,000,000	1,151,830
Hamden CT (GO, AGM Insured)	5.00	8-15-2022	1,000,000	1,156,680
Hamden CT (GO, Build America Mutual Assurance Company Insured)	5.00	8-15-2025	300,000	342,360
Hamden CT (GO, Build America Mutual Assurance Company Insured)	5.00	8-15-2026	500,000	565,560

				33,198,544

Delaware: 0.08%
Delaware EDA Odyssey Charter School Project Series B (Education Revenue) 144A	6.75	9-1-2035	2,000,000	1,963,060

District of Columbia: 1.19%
District of Columbia Children’s Research Center (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.26	4-1-2038	5,735,000	5,735,000
District of Columbia Federal Highway Grant Anticipation Bonds (Miscellaneous Revenue)	5.00	12-1-2023	1,000,000	1,168,310
District of Columbia Federal Highway Grant Anticipation Bonds (Miscellaneous Revenue)	5.00	12-1-2025	3,520,000	4,083,411
District of Columbia Federal Highway Grant Anticipation Bonds (Miscellaneous Revenue)	5.25	12-1-2025	2,630,000	3,045,514
District of Columbia Howard University Series A (Education Revenue)	5.75	10-1-2026	2,510,000	2,611,781
District of Columbia Medical Association of Colleges Series B (Miscellaneous Revenue)	5.00	10-1-2024	3,095,000	3,485,310
District of Columbia Population Services International (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.26	11-1-2042	8,000,000	8,000,000

				28,129,326

Florida: 6.66%
Boynton Beach FL Utilities Systems (Water & Sewer Revenue, National Insured)	5.50	11-1-2016	1,500,000	1,589,250
Broward County FL School Board Certificate of Participation Series A (Miscellaneous Revenue)	5.00	7-1-2025	7,090,000	8,354,643
Broward County FL School Board Certificate of Participation Series A (Miscellaneous Revenue)	5.00	7-1-2030	2,000,000	2,247,760
Cityplace FL Community Development District Special Assessment (Miscellaneous Revenue)	5.00	5-1-2021	2,945,000	3,263,178
Daytona Beach FL Utility System (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2022	2,205,000	2,588,957

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Deutsche Bank SPEAR/LIFER Trust Series DBE 1132 (Transportation Revenue, Deutsche Bank LIQ) 144Aø	0.21%	7-1-2031	$14,760,000	$14,760,000
Florida Department of Transportation Turnpike System Series A (Transportation Revenue) %%	5.00	7-1-2023	3,910,000	4,650,593
Florida Department of Transportation Turnpike System Series A (Transportation Revenue) %%	5.00	7-1-2025	4,950,000	5,943,366
Florida Development Finance Corporation Renaissance Charter School Series A (Education Revenue)	5.00	9-15-2020	2,225,000	2,325,348
Florida HEFAR (Education Revenue)	4.00	4-1-2021	1,000,000	1,070,760
Florida Mid-Bay Bridge Authority Series A (Transportation Revenue)	5.00	10-1-2025	1,250,000	1,421,850
Gulf Breeze FL Capital Funding Loan Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2017	1,665,000	1,807,874
Gulf Breeze FL Capital Funding Loan Program Series B (Miscellaneous Revenue, AGM Insured)	4.00	10-1-2016	1,000,000	1,040,240
Gulf Breeze FL Capital Funding Loan Program Series B (Miscellaneous Revenue, AGM Insured)	4.00	10-1-2017	1,000,000	1,063,630
Gulf Breeze FL Local Government Loan Series J (Water & Sewer Revenue) ±	4.10	12-1-2020	3,000,000	3,138,990
Gulf Breeze FL Local Government Loan Series J (Water & Sewer Revenue) ±	4.20	12-1-2020	3,290,000	3,514,707
Gulf Breeze FL Miami Beach Local Government Series B (Miscellaneous Revenue, FGIC Insured) ±	4.75	12-1-2015	125,000	125,361
Miami FL HFA Jewish Home & Hospital Project (Health Revenue, SunTrust Bank LOC) ø	0.26	8-1-2026	7,350,000	7,350,000
Miami-Dade County FL Educational Facilities Authority University of Miami Series A (Education Revenue)	5.25	4-1-2016	1,000,000	1,033,400
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	10-1-2019	3,440,000	3,784,722
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	10-1-2020	3,600,000	3,975,192
Miami-Dade County FL Public Services (Tax Revenue, AGM Insured)	4.00	4-1-2021	2,485,000	2,728,282
Miami-Dade County FL School Board Certificate of Participation Series 5 (Miscellaneous Revenue, Dexia Credit Local LOC, FGIC Insured, Dexia Credit Local LIQ) 144Aø	0.48	5-1-2037	25,000,000	25,000,000
Miami-Dade County FL School Board Certificate of Participation Series A (Miscellaneous Revenue) ±	5.00	5-1-2031	3,000,000	3,461,760
Miami-Dade County FL School Board Certificate of Participation Series D (Miscellaneous Revenue)	5.00	11-1-2027	6,600,000	7,507,170
Miami-Dade County FL Special Obligation Series A (Tax Revenue)	5.00	10-1-2023	700,000	806,743
Miami-Dade County FL Water & Sewer Refunding Bond Series C (Water & Sewer Revenue, BHAC Insured)	5.00	10-1-2024	2,950,000	3,316,538
Miami-Dade County FL Water & Sewer Series C (Water & Sewer Revenue)	5.25	10-1-2022	3,000,000	3,396,660
North Brevard County FL Hospital District Parrish Medical Center Project (Health Revenue)	5.00	10-1-2015	930,000	939,319
Orange County FL IDA Various Central Florida Kidney Centers (Industrial Development Revenue, SunTrust Bank LOC) ø	0.26	12-1-2020	2,250,000	2,250,000
Orange County FL School Board Certificates Partner Series A (Miscellaneous Revenue, National Insured)	5.00	8-1-2016	1,000,000	1,049,010
Orlando FL Capital Improvement Special Revenue Bonds Series B (Miscellaneous Revenue)	5.00	10-1-2031	2,835,000	3,240,774
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.33	8-1-2029	10,000,000	10,000,000
Putnam County FL Development Authority PCR Seminole Project Series A (Utilities Revenue, Ambac Insured) ±	5.35	3-15-2042	5,260,000	5,821,768
Seminole Tribe of Florida Special Obligation Series A (Miscellaneous Revenue) 144A	5.50	10-1-2024	2,500,000	2,652,450

6	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
South Lake County FL Hospital District South Lake Hospital Incorporated (Health Revenue)	5.00%	10-1-2016	$1,015,000	$1,062,147
South Lake County FL Hospital District South Lake Hospital Incorporated (Health Revenue)	5.00	10-1-2017	900,000	966,483
Tampa FL Sports Authority Stadium Project (Tax Revenue)	5.00	1-1-2025	3,395,000	4,108,935
University of South Florida Financing Corporation Certificate of Participation Master Lease Program Series A (Miscellaneous Revenue, Ambac Insured)	5.00	7-1-2018	1,000,000	1,000,130
University of South Florida Financing Corporation Certificate of Participation Master Lease Program Series A (Education Revenue)	5.00	7-1-2022	1,730,000	1,991,299
University of South Florida Financing Corporation Certificate of Participation Master Lease Program Series A (Education Revenue)	5.00	7-1-2023	815,000	944,993

				157,294,282

Georgia: 0.57%
Georgia Municipal Electric Authority Power Revenue Unrefunded Balance (Utilities Revenue, National Insured)	6.50	1-1-2017	20,000	20,905
Georgia Public Gas Partners Incorporated Series A (Utilities Revenue)	5.00	10-1-2017	2,500,000	2,726,825
Georgia Public Gas Partners Incorporated Series A (Utilities Revenue)	5.00	10-1-2019	5,000,000	5,712,650
Main Street Natural Gas Incorporated Georgia Gas Project Series A (Utilities Revenue)	5.50	9-15-2022	1,000,000	1,152,590
Private Colleges & Universities Authority of Georgia Series A (Education Revenue)	5.00	10-1-2021	3,330,000	3,817,845

				13,430,815

Guam: 0.44%
Guam Education Financing Foundation Certificate of Participation Guam Public School Facilities Project Series A (Miscellaneous Revenue)	5.00	10-1-2015	1,000,000	1,010,160
Guam Education Financing Foundation Certificate of Participation Guam Public School Facilities Project Series A (Miscellaneous Revenue)	5.00	10-1-2017	2,195,000	2,278,783
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.00	7-1-2028	1,000,000	1,100,620
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.25	7-1-2020	350,000	398,713
Guam Government Waterworks Authority (Water & Sewer Revenue)	5.25	7-1-2033	2,500,000	2,769,950
Guam International Airport Authority Series A (Airport Revenue)	5.00	10-1-2022	1,000,000	1,161,260
Guam International Airport Authority Series B (Airport Revenue)	5.00	10-1-2023	1,500,000	1,758,480

				10,477,966

Illinois: 19.48%
Bolingbrook Will & DuPage Counties IL Series A (GO, AGM Insured)	5.00	1-1-2022	1,000,000	1,131,230
Bolingbrook Will & DuPage Counties IL Series A (GO, AGM Insured)	5.00	1-1-2023	650,000	741,442
Bolingbrook Will & DuPage Counties IL Series A (GO, AGM Insured)	5.00	1-1-2024	700,000	802,123
Bolingbrook Will & DuPage Counties IL Series A (GO, AGM Insured)	5.00	1-1-2032	1,400,000	1,517,838
Champaign & Coles Counties IL Community College District # 505 Series A (GO)	4.00	12-1-2018	1,015,000	1,102,676
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2021	1,000,000	746,220
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2022	20,000,000	14,173,200
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2025	3,380,000	1,988,015
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2026	4,030,000	2,221,255
Chicago IL Board of Education CAB School Reform Series A (GO, National/FGIC Insured)	5.25	12-1-2023	5,125,000	5,447,055
Chicago IL Board of Education Series A3 (GO) ±	0.90	3-1-2036	10,000,000	8,854,500
Chicago IL Board of Education Series B (GO, Ambac Insured)	5.00	12-1-2021	7,760,000	7,771,950
Chicago IL Board of Education Series B (GO)	5.00	12-1-2033	3,000,000	2,746,290

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL Board of Education Series C (GO)	5.00%	12-1-2021	$5,000,000	$5,016,250
Chicago IL Board of Education Series C (GO)	5.25	12-1-2023	5,260,000	5,241,169
Chicago IL CAB Series A (GO, National Insured)	5.44	1-1-2018	1,725,000	1,783,874
Chicago IL CAB Series A (GO, National Insured)	5.65	1-1-2028	555,000	575,480
Chicago IL Metropolitan Reclamation Series B (GO)	5.00	12-1-2025	2,500,000	2,849,650
Chicago IL O’Hare International Airport Senior Lien (Airport Revenue, AGM Insured)	5.00	1-1-2033	1,000,000	1,070,090
Chicago IL O’Hare International Airport Senior Lien (Airport Revenue, AGM Insured)	5.13	1-1-2030	2,610,000	2,912,342
Chicago IL O’Hare International Airport Senior Lien (Airport Revenue, AGM Insured)	5.13	1-1-2031	3,335,000	3,714,323
Chicago IL O’Hare International Airport Senior Lien (Airport Revenue)	5.25	1-1-2032	8,755,000	9,795,094
Chicago IL O’Hare International Airport Third Lien Series C (Airport Revenue, AGM Insured)	5.25	1-1-2025	4,075,000	4,542,077
Chicago IL O’Hare International Airport Third Lien Series F (Airport Revenue)	4.25	1-1-2021	735,000	800,907
Chicago IL Park District Series A (GO)	5.00	1-1-2036	2,000,000	2,023,220
Chicago IL Park District Series B (GO)	5.00	1-1-2021	3,765,000	4,066,953
Chicago IL Park District Series C (GO)	5.00	1-1-2022	1,340,000	1,440,661
Chicago IL Public Building Commission School Reform (Miscellaneous Revenue, National Insured)	5.25	12-1-2017	3,555,000	3,738,260
Chicago IL Sales Tax Refunding Bond (Tax Revenue)	5.00	1-1-2026	4,775,000	5,180,875
Chicago IL Sales Tax Refunding Bond (Tax Revenue)	5.00	1-1-2027	3,000,000	3,230,310
Chicago IL Series A (GO)	5.00	1-1-2027	1,000,000	970,220
Chicago IL Series A (GO, Ambac Insured)	5.00	1-1-2019	2,500,000	2,540,850
Chicago IL Series A (GO)	5.00	1-1-2025	750,000	739,965
Chicago IL Series A (GO)	5.25	1-1-2022	3,820,000	3,864,579
Chicago IL Series A (GO)	5.25	1-1-2023	4,475,000	4,507,265
Chicago IL Series A (GO)	5.25	1-1-2028	1,750,000	1,715,455
Chicago IL Series A (GO, Build America Mutual Assurance Company Insured)	5.25	1-1-2037	5,750,000	5,887,885
Chicago IL Series B (GO, AGM Insured)	5.00	1-1-2024	1,300,000	1,304,901
Chicago IL Series C (GO)	4.00	1-1-2020	1,505,000	1,493,381
Chicago IL Series C (GO)	5.00	1-1-2024	3,695,000	3,679,814
Chicago IL Series G (GO, Ambac Insured)	5.00	12-1-2024	16,865,000	17,015,267
Chicago IL Series J (GO, Ambac Insured)	5.00	12-1-2023	365,000	368,964
Chicago IL Transit Authority Capital Grant Federal Transit Administration Section 5307-A (Transportation Revenue, AGM Insured)	5.25	6-1-2022	500,000	527,865
Chicago IL Transit Authority Capital Grant Federal Transit Administration Section 5309-A (Transportation Revenue, AGM Insured)	6.00	6-1-2024	2,000,000	2,224,520
Chicago IL Transit Authority Sales Tax Receipts (Tax Revenue)	5.25	12-1-2027	2,600,000	2,809,170
Chicago IL Waste Water Transmission Second Lien (Water & Sewer Revenue)	5.00	1-1-2022	1,340,000	1,443,877
Chicago IL Waste Water Transmission Second Lien (Water & Sewer Revenue)	5.00	1-1-2023	1,935,000	2,072,288
Chicago IL Waste Water Transmission Second Lien (Water & Sewer Revenue)	5.00	1-1-2024	2,000,000	2,138,320
Chicago IL Waste Water Transmission Second Lien (Water & Sewer Revenue)	5.00	1-1-2029	4,060,000	4,217,406
Chicago IL Waste Water Transmission Second Lien (Water & Sewer Revenue)	5.00	1-1-2030	4,000,000	4,139,000
Chicago IL Waste Water Transmission Second Lien (Water & Sewer Revenue)	5.00	1-1-2032	1,000,000	1,035,720
Chicago IL Waste Water Transmission Second Lien (Water & Sewer Revenue)	5.00	1-1-2033	1,000,000	1,034,290
Chicago IL Waste Water Transmission Second Lien (Water & Sewer Revenue)	5.00	1-1-2034	1,000,000	1,033,570
Chicago IL Waste Water Transmission Second Lien Series B (Water & Sewer Revenue, National Insured)	5.00	1-1-2030	2,000,000	2,022,780
Chicago IL Water Revenue Second Lien (Water & Sewer Revenue)	5.00	11-1-2022	1,730,000	1,924,123
Chicago IL Water Revenue Second Lien (Water & Sewer Revenue)	5.00	11-1-2023	1,155,000	1,273,896
Chicago IL Water Revenue Second Lien (Water & Sewer Revenue)	5.00	11-1-2026	2,000,000	2,154,720
Chicago IL Water Revenue Second Lien (Water & Sewer Revenue)	5.00	11-1-2028	3,000,000	3,201,030

8	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL Water Revenue Second Lien (Water & Sewer Revenue)	5.00%	11-1-2029	$1,490,000	$1,581,903
Chicago IL Water Revenue Second Lien (Water & Sewer Revenue)	5.00	11-1-2031	5,000,000	5,253,250
Chicago IL Water Revenue Second Lien (Water & Sewer Revenue)	5.00	11-1-2033	1,000,000	1,057,250
Chicago IL Water Revenue Second Lien Series A (Water & Sewer Revenue, Ambac Insured)	5.00	11-1-2032	10,000,000	10,365,800
Cook County IL Community College District #508 (GO)	5.25	12-1-2025	1,250,000	1,441,438
Cook County IL Community College District #508 (GO)	5.25	12-1-2027	1,295,000	1,467,649
Cook County IL Community College District #508 (GO)	5.25	12-1-2028	1,250,000	1,404,975
Cook County IL Community College District #508 (GO)	5.25	12-1-2030	3,000,000	3,349,770
Cook County IL Community College District #508 (GO)	5.25	12-1-2031	3,200,000	3,560,800
Cook County IL Series A (GO)	5.25	11-15-2022	7,240,000	7,840,848
Cook County IL Series A (GO)	5.25	11-15-2023	7,680,000	8,253,235
Cook County IL Series A (GO)	5.25	11-15-2024	2,200,000	2,373,206
Cook County IL Series B (GO)	5.00	11-15-2023	600,000	681,906
Cook County IL Series C (GO)	5.00	11-15-2021	1,340,000	1,444,600
Cook County IL Series C (GO)	5.00	11-15-2024	2,175,000	2,327,707
Cook County IL Series C (GO)	5.00	11-15-2025	2,450,000	2,605,061
DuPage Cook & Will Counties IL Community College District #502 Series A (GO)	5.00	6-1-2022	2,650,000	3,122,442
DuPage County IL (Transportation Revenue, AGM Insured)	5.00	1-1-2017	2,020,000	2,021,596
DuPage County IL High School District (GO, AGM Insured)	5.00	1-1-2021	1,000,000	1,061,370
Homer Glen Will & Cook Village Counties IL Series A (GO)	4.00	12-1-2019	1,000,000	1,092,070
Homer Glen Will & Cook Village Counties IL Series A (GO)	5.00	12-1-2021	1,015,000	1,131,329
Huntley IL Special Service Area # 9 (Tax Revenue, AGM Insured)	4.60	3-1-2017	620,000	639,747
Illinois (GO)	4.75	4-1-2020	2,650,000	2,761,221
Illinois (GO, AGM Insured)	5.00	9-1-2016	585,000	588,592
Illinois (GO, Ambac Insured)	5.00	4-1-2020	3,000,000	3,009,510
Illinois (GO, AGM Insured)	5.00	1-1-2023	2,450,000	2,602,929
Illinois (Tax Revenue)	5.00	6-15-2023	16,050,000	18,790,513
Illinois (Miscellaneous Revenue)	5.00	7-1-2023	5,000,000	5,396,500
Illinois (Miscellaneous Revenue)	5.00	8-1-2024	5,000,000	5,314,400
Illinois (GO, AGM Insured)	5.00	4-1-2026	5,000,000	5,381,250
Illinois Education Facilities Authority (Miscellaneous Revenue) ±	3.40	11-1-2036	1,275,000	1,312,460
Illinois Education Facilities Authority (Education Revenue, Syncora Guarantee Incorporated Insured)	4.75	12-1-2023	1,445,000	1,450,043
Illinois Education Facilities Authority Field Museum (Miscellaneous Revenue) ±	4.13	11-1-2036	4,560,000	4,768,939
Illinois Finance Authority DePaul University Prerefunded (Education Revenue, Syncora Guarantee Incorporated Insured)	5.00	10-1-2019	5,000	5,060
Illinois Finance Authority DePaul University Unrefunded (Education Revenue, Syncora Guarantee Incorporated Insured)	5.00	10-1-2019	1,545,000	1,563,463
Illinois Finance Authority Student Housing Illinois State University Project (Education Revenue)	5.50	4-1-2021	4,275,000	4,603,619
Illinois Municipal Electric Agency Power Supply (Utilities Revenue, National Insured)	5.00	2-1-2023	1,000,000	1,027,160
Illinois Municipal Electric Agency Power Supply (Utilities Revenue, National Insured)	5.25	2-1-2024	2,500,000	2,679,425
Illinois Municipal Electric Agency Power Supply Series A (Utilities Revenue, National/FGIC Insured)	5.25	2-1-2023	1,100,000	1,178,947
Illinois Prerefunded Balance (Tax Revenue)	5.00	6-15-2018	175,000	195,122
Illinois Regional Transportation Authority (Tax Revenue, AGM Insured)	5.75	6-1-2018	6,790,000	7,676,774
Illinois Regional Transportation Authority (Tax Revenue, National Insured)	6.50	7-1-2026	7,815,000	10,148,872
Illinois Sales Tax Revenue Build Illinois (Tax Revenue)	5.00	6-15-2029	1,000,000	1,123,270
Illinois Series A (Tax Revenue)	5.00	6-1-2022	485,000	503,799

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Series A (GO)	5.00%	4-1-2023	$4,500,000	$4,856,400
Illinois Series A (GO, AGM Insured)	5.00	4-1-2024	2,500,000	2,725,550
Illinois Series A (Tax Revenue)	5.00	1-1-2027	5,625,000	5,836,613
Illinois Series A (Miscellaneous Revenue, National Insured)	5.25	10-1-2015	1,355,000	1,360,366
Illinois Sports Facilities Authority (Tax Revenue, AGM Insured)	5.00	6-15-2028	2,500,000	2,703,875
Illinois Sports Facilities Authority (Tax Revenue, AGM Insured)	5.25	6-15-2030	4,000,000	4,360,680
Illinois Sports Facilities Authority (Tax Revenue, AGM Insured)	5.25	6-15-2032	3,000,000	3,247,080
Illinois Toll Highway Authority Series A-1 (Transportation Revenue, AGM Insured)	5.00	1-1-2024	4,650,000	4,865,760
Illinois Toll Highway Authority Series A-1 (Transportation Revenue)	5.25	1-1-2026	3,500,000	3,923,325
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured, Landesbank Hessen-Thüringen SPA) ø	0.35	1-1-2017	31,650,000	31,650,000
Illinois Unrefunded Balance Series A (Miscellaneous Revenue)	5.00	10-1-2016	3,200,000	3,209,824
Illinois Unrefunded Balance Series B (Tax Revenue)	5.00	6-15-2018	825,000	912,623
Kane Cook & DuPage Counties IL School District #46 Prerefunded Balance Series B (GO)	4.50	1-1-2024	1,170,000	1,358,358
Kane Cook & DuPage Counties IL School District #46 Unrefunded Balance Series B (GO)	4.50	1-1-2024	3,100,000	3,452,253
Kane McHenry Cook & DeKalb Counties IL Unified School District (GO, Ambac Insured)	5.00	1-1-2024	2,000,000	2,112,540
Kendall Kane & Will Counties IL Unified School District Series A (GO)	5.00	2-1-2023	1,000,000	1,136,160
McHenry & Kane Counties IL Community Consolidated School District #158 (GO)	5.63	1-15-2031	2,000,000	2,309,060
McHenry & Lake Counties IL Community Consolidated School District #26 (GO, AGM Insured)	5.00	2-1-2020	1,455,000	1,633,892
Metropolitan Pier & Exposition Authority Illinois Hospitality Facilities PFOTER Series 3554 (Miscellaneous Revenue, Dexia Credit Local LIQ) 144Aø	0.15	7-1-2026	12,825,000	12,825,000
Northern IIlinois Municipal Power Agency Prairie State Project Series A (Utilities Revenue, National Insured)	5.00	1-1-2021	2,740,000	2,964,132
Northern Illinois University Board of Trustees Auxiliary Facilities Revenue (Education Revenue, AGM Insured)	5.00	4-1-2019	1,000,000	1,105,630
Northern Illinois University Board of Trustees Certificate of Participation (Education Revenue, AGM Insured)	5.00	9-1-2022	1,325,000	1,485,670
Northern Illinois University Board of Trustees Certificate of Participation (Education Revenue, AGM Insured)	5.00	9-1-2024	1,000,000	1,128,160
Southwestern Illinois Development Authority Local Government Program Collinsville Limited (Tax Revenue)	5.00	3-1-2025	1,975,000	1,641,541
Springfield IL Senior Lien (Utilities Revenue, National Insured)	5.00	3-1-2022	3,600,000	3,828,456
Springfield IL Senior Lien (Utilities Revenue, National Insured)	5.00	3-1-2023	1,560,000	1,657,391
Tazewell County IL School District #51 (GO, National Insured)	9.00	12-1-2017	455,000	533,488
Tazewell County IL School District #51 (GO, National Insured)	9.00	12-1-2018	535,000	659,660
University of Illinois Auxiliary Facilities Systems (Education Revenue) ¤	0.00	4-1-2020	8,270,000	7,313,657
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, Ambac Insured)	5.50	4-1-2024	1,000,000	1,219,990
University of Illinois Board of Trustees Series B (Miscellaneous Revenue, AGM Insured)	5.00	10-1-2020	2,000,000	2,171,140
Will County IL Community Unified School District CAB (GO, National Insured) ¤	0.00	11-1-2018	9,730,000	9,008,326

				459,922,870

Indiana: 2.06%
Indiana Bond Bank Hendricks Regional Health Series A (Miscellaneous Revenue)	4.00	8-1-2017	1,000,000	1,061,300
Indiana Bond Bank Hendricks Regional Health Series A (Miscellaneous Revenue)	5.00	8-1-2016	1,340,000	1,403,127
Indiana Bond Bank Special Program Series A (Utilities Revenue)	5.00	10-15-2017	5,410,000	5,799,358

10	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Indiana (continued)
Indiana Bond Bank Special Program Series A (Miscellaneous Revenue, AGM Insured)	5.00%	9-1-2022	$1,545,000	$1,787,704
Indiana Bond Bank Special Program Series A (Utilities Revenue)	5.25	10-15-2016	600,000	629,376
Indiana Finance Authority Parkview Health System Series A (Health Revenue)	5.50	5-1-2024	4,500,000	5,093,505
Indiana Finance Authority Stadium Project Series A (Miscellaneous Revenue)	5.25	2-1-2028	2,000,000	2,351,920
Indiana Finance Authority Wastewater Utilities Revenue CWA Authority Project Series A (Water & Sewer Revenue)	5.00	10-1-2030	2,315,000	2,642,341
Indiana Finance Authority Wastewater Utilities Revenue CWA Authority Project Series A (Water & Sewer Revenue)	5.00	10-1-2031	1,035,000	1,176,919
Indiana HEFA Ascension Health Series B3 (Health Revenue) ±	1.88	11-15-2031	15,000,000	15,107,550
Jasper County IN PCR Northern Series A (Industrial Development Revenue, National Insured)	5.60	11-1-2016	5,900,000	6,226,152
Jeffersonville IN Building Corporation First Mortgage Series C (Miscellaneous Revenue)	4.25	8-15-2017	515,000	535,873
Knox County IN EDA Series A (Health Revenue)	5.00	4-1-2022	925,000	1,050,162
Knox County IN EDA Series A (Health Revenue)	5.00	4-1-2023	665,000	743,038
Knox County IN EDA Series A (Health Revenue)	5.00	4-1-2026	750,000	818,168
Mount Vernon IN School Building Corporation Prerefunded Balance First Mortgage (Miscellaneous Revenue, AGM Insured)	5.00	7-15-2019	265,000	291,985
Mount Vernon IN School Building Corporation Unrefunded Balance First Mortgage (Miscellaneous Revenue, AGM Insured)	5.00	7-15-2019	735,000	802,017
University of Southern Indiana Student Fee Series J (Education Revenue, AGM Insured)	5.00	10-1-2019	1,000,000	1,135,010

				48,655,505

Iowa: 0.39%
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	5.25	12-1-2017	3,000,000	3,253,680
Iowa Student Loan Liquidity Corporation Series 1 (Education Revenue)	5.25	12-1-2018	5,285,000	5,846,743

				9,100,423

Kansas: 0.19%
Kansas Development Finance Authority Agro-Defense Facility Series G (Miscellaneous Revenue)	5.00	4-1-2030	2,650,000	2,934,796
Kansas Development Finance Authority Health Facilities Series F (Health Revenue)	5.00	11-15-2021	1,300,000	1,467,414

				4,402,210

Kentucky: 1.15%
Kentucky Property & Buildings Commission Project # 95 Series A (GO)	5.00	8-1-2019	1,265,000	1,437,204
Kentucky Property & Buildings Commission Project #108 Series B (Miscellaneous Revenue)	5.00	8-1-2023	4,750,000	5,590,038
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B (Transportation Revenue) ¤	0.00	7-1-2020	1,000,000	837,970
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B (Transportation Revenue) ¤	0.00	7-1-2021	2,750,000	2,193,180
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B (Transportation Revenue) ¤	0.00	7-1-2022	4,320,000	3,259,138
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B (Transportation Revenue) ¤	0.00	7-1-2025	1,020,000	630,737
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B (Transportation Revenue) ¤	0.00	7-1-2029	1,400,000	676,214

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Kentucky (continued)
Lexington-Fayette KY Urban County Government First Bracktown Incorporated Project (Industrial Development Revenue, Fifth Third Bank LOC) ø	0.14%	12-1-2031	$4,206,000	$4,206,000
Lexington-Fayette KY Urban County Government Northeast Christian Project (Miscellaneous Revenue, Fifth Third Bank LOC) ø	0.14	1-1-2033	4,430,000	4,430,000
University of Kentucky Certificate of Participation Master Street Lease # 4 (Miscellaneous Revenue)	4.45	6-18-2018	3,580,246	3,771,216

				27,031,697

Louisiana: 1.14%
Ascension Parish Louisiana IDA Incorporated (Miscellaneous Revenue)	6.00	7-1-2036	4,000,000	4,464,920
Bossier City LA Utilities Revenue (Water & Sewer Revenue)	5.00	10-1-2037	2,000,000	2,233,600
Louisiana Correctional Facilities Corporation (Miscellaneous Revenue, Ambac Insured)	5.00	9-1-2019	1,000,000	1,132,810
Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Series A (Water & Sewer Revenue)	5.00	2-1-2030	1,000,000	1,111,170
Louisiana Local Government Environmental Facilities & CDA Trinity Properties (Housing Revenue, FNMA Insured, FNMA LIQ) ±	4.25	4-15-2039	1,235,000	1,255,155
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue, CIFG Insured)	5.00	7-1-2016	100,000	103,654
Louisiana Public Facilities Authority Archdiocese of New Orleans Project (Miscellaneous Revenue, CIFG Insured)	5.00	7-1-2017	150,000	159,492
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, AGC Insured)	4.00	7-1-2015	505,000	505,051
Louisiana Public Facilities Authority Black & Gold Facilities Project Series A (Housing Revenue, AGC Insured)	4.25	7-1-2017	55,000	57,839
New Orleans LA Public Improvement Series A (GO, AGM Insured)	5.00	12-1-2016	1,365,000	1,446,108
New Orleans LA Sewer Service (Water & Sewer Revenue, AGM Insured)	5.50	6-1-2016	690,000	722,644
New Orleans LA Sewer Service (GO, FGIC Insured)	5.50	12-1-2016	1,350,000	1,436,076
St. Bernard Parish LA Sales & Use Tax (Tax Revenue)	4.00	3-1-2023	3,405,000	3,685,674
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A-1 (Industrial Development Revenue) ø	0.36	11-1-2040	8,615,000	8,615,000

				26,929,193

Maryland: 1.26%
Baltimore MD Mayor & City Council Wastewater Projects Series A (Water & Sewer Revenue)	5.00	7-1-2031	2,815,000	3,219,910
Baltimore MD Mayor & City Council Wastewater Projects Series C (Water & Sewer Revenue)	5.00	7-1-2031	2,795,000	3,197,033
Maryland Economic Development Corporation Salisbury University Project (Education Revenue)	5.00	6-1-2027	500,000	536,820
Maryland Series B (GO)	4.00	8-1-2023	5,000,000	5,673,550
Maryland Series B (GO)	4.00	8-1-2024	15,000,000	17,010,750

				29,638,063

Massachusetts: 2.34%
Boston MA Series A (GO)	5.00	4-1-2026	5,790,000	7,069,474
Massachusetts Consolidated Loan Series C (Tax Revenue, AGM Insured)	5.25	8-1-2025	5,000,000	5,444,050
Massachusetts Development Finance Agency Lasell College (Education Revenue)	5.00	7-1-2021	2,820,000	3,161,502
Massachusetts Development Finance Agency Merrimack College Series A (Education Revenue)	5.00	7-1-2021	1,035,000	1,143,747

12	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Massachusetts (continued)
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	6.50%	4-15-2019	$1,350,000	$1,480,491
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	6.55	4-15-2020	615,000	683,148
Massachusetts Educational Financing Authority Issue I (Education Revenue)	5.50	1-1-2018	2,000,000	2,204,100
Massachusetts Educational Financing Authority Issue I Series A (Education Revenue)	5.50	1-1-2017	2,000,000	2,134,840
Massachusetts HEFA Harvard University Series A (Education Revenue)	5.00	12-15-2029	1,890,000	2,171,100
Massachusetts HEFA Various Partners Healthcare Series G-6 (Health Revenue) ±	0.95	7-1-2038	14,000,000	13,986,420
Massachusetts Water Resources Authority Series DCL 005 (Water & Sewer Revenue, Dexia Credit Local LOC, AGM Insured) 144Aø	0.19	8-1-2025	15,655,000	15,655,000

				55,133,872

Michigan: 5.48%
Clinton MI Township Building Authority (Miscellaneous Revenue, Ambac Insured)	5.50	11-1-2017	4,045,000	4,212,827
Detroit MI City School District Series DC8032 (GO, Dexia Credit Local LOC, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.30	5-1-2029	11,215,000	11,215,000
Detroit MI City School District Series DCL045 (GO, Dexia Credit Local LOC, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.43	5-1-2030	12,595,000	12,595,000
Detroit MI District Aid (GO)	5.00	11-1-2018	3,000,000	3,280,770
Detroit MI District Aid (GO)	5.00	11-1-2019	1,500,000	1,667,025
Detroit MI District Aid (GO)	5.00	11-1-2020	2,700,000	3,024,567
Eaton Rapids MI Public Schools (GO, Qualified School Board Loan Fund Insured)	4.00	5-1-2019	1,450,000	1,580,109
Eaton Rapids MI Public Schools (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2022	1,785,000	2,067,066
Flint MI International Academy (Education Revenue)	5.38	10-1-2022	2,270,000	2,301,485
Flint MI International Academy (Education Revenue)	5.50	10-1-2027	1,985,000	2,000,682
Flint MI International Academy Public School Project (Education Revenue)	5.00	10-1-2017	275,000	280,258
Hazel Park MI School District (GO, AGM/Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,160,000	1,332,527
Kent County MI (GO)	5.00	1-1-2025	1,000,000	1,110,680
Macomb MI Interceptor Drainage (Miscellaneous Revenue)	5.00	5-1-2024	1,750,000	1,980,773
Macomb MI Interceptor Drainage (Miscellaneous Revenue)	5.00	5-1-2025	1,750,000	1,980,773
Macomb MI Interceptor Drainage (Miscellaneous Revenue)	5.00	5-1-2026	1,930,000	2,179,124
Michigan Comprehensive Transportation Program (Tax Revenue)	5.25	5-15-2017	2,750,000	2,963,373
Michigan Finance Authority (Miscellaneous Revenue)	5.00	6-1-2020	1,400,000	1,523,578
Michigan Finance Authority (Health Revenue)	5.00	11-15-2023	400,000	456,580
Michigan Finance Authority (Health Revenue)	5.00	11-15-2026	800,000	885,528
Michigan Finance Authority Limited Obligation Public School Academy Cesar Chavez Academy Project (Education Revenue)	5.00	2-1-2022	2,540,000	2,537,079
Michigan Finance Authority Local Government Loan Program Series C (Health Revenue)	5.00	11-1-2022	2,070,000	2,296,686
Michigan Finance Authority Local Government Loan Program Series D (Water & Sewer Revenue, National Insured)	5.00	7-1-2025	1,000,000	1,135,660
Michigan Finance Authority Local Government Loan Program Series D (Water & Sewer Revenue)	5.00	7-1-2030	12,000,000	12,937,320
Michigan Finance Authority Local Government Loan Program Series D (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2035	2,750,000	2,975,638
Michigan Finance Authority Local Government Loan Program Series D (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2037	2,000,000	2,154,660
Michigan Housing Development Authority Limited Greenwood Villa Project (Housing Revenue, AGM Insured)	4.75	9-15-2017	1,040,000	1,069,567

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Michigan Municipal Bond Authority Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	4.50%	5-1-2016	$100,000	$101,943
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2018	1,075,000	1,103,713
Michigan PFOTER Series 4711 (GO, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.39	5-1-2029	9,880,000	9,880,000
Michigan Public Educational Facilities Authority Limited Obligation Chandler Park Academy (Miscellaneous Revenue)	5.60	11-1-2018	785,000	790,369
Michigan Public Educational Facilities Authority Limited Obligation Nataki Talibah (Miscellaneous Revenue) (i)	6.25	10-1-2023	815,000	407,467
Michigan Strategic Fund Limited Obligation Cadillac Place Office Building Project (Miscellaneous Revenue)	5.25	10-15-2025	4,165,000	4,772,882
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	11,500,000	11,661,230
Pinckney MI Community School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2024	1,020,000	1,185,597
Pinckney MI Community School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2025	2,040,000	2,343,205
Pinckney MI Community School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2026	2,505,000	2,848,937
Southfield MI 2015 Street Improvement (GO)	4.00	5-1-2025	1,490,000	1,612,567
Southfield MI Public Schools (GO, National/Qualified School Board Loan Fund Insured)	4.38	5-1-2025	4,000,000	4,201,160
Western MI University (Education Revenue)	5.25	11-15-2027	600,000	693,834
Western MI University (Education Revenue)	5.25	11-15-2029	1,000,000	1,148,730
Western MI University (Education Revenue, AGM Insured)	5.25	11-15-2033	750,000	842,798
Western Townships MI Utilities Authority (GO)	5.00	1-1-2017	1,500,000	1,592,760
Wyandotte MI Series A (Utilities Revenue, AGM Insured)	4.00	10-1-2016	500,000	519,385

				129,450,912

Minnesota: 0.82%
Minneapolis & St. Paul MN Metropolitan Airports Commission Sub Series B (Airport Revenue, National Insured)	5.00	1-1-2018	4,555,000	4,847,294
Minnesota HEFAR Carleton College Series 5G (Education Revenue, JPMorgan Chase & Company SPA) ø	0.11	11-1-2029	10,000,000	10,000,000
Northern Minnesota Municipal Power Agency Series A (Utilities Revenue, AGM Insured)	5.00	1-1-2016	1,365,000	1,397,487
St. Louis Park MN Nicollett Health Services Series C (Health Revenue)	5.50	7-1-2023	2,500,000	2,827,200
St. Paul MN Housing & RDA Hmong Academy Project Series A (Education Revenue)	5.50	9-1-2018	300,000	305,832

				19,377,813

Mississippi: 0.53%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (Water & Sewer Revenue, AGM Insured)	6.00	12-1-2023	1,145,000	1,445,379
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (Water & Sewer Revenue, AGM Insured)	5.00	9-1-2030	10,000,000	11,144,600

				12,589,979

14	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Missouri: 0.46%
Kansas City MO Municipal Assistance Corporation Series B-1 (Miscellaneous Revenue, Ambac Insured) ¤	0.00%	4-15-2022	$3,640,000	$3,008,715
Manchester MO Highway 141 Manchester Road Project (Tax Revenue)	6.00	11-1-2025	610,000	640,567
Maryland Heights MO South Heights Redevelopment Project A (Tax Revenue)	5.50	9-1-2018	645,000	662,776
Poplar Bluff MO School District (Miscellaneous Revenue, AGM Insured)	5.00	3-1-2032	1,500,000	1,666,935
Poplar Bluff MO School District (Miscellaneous Revenue, AGM Insured)	5.00	3-1-2033	1,000,000	1,108,920
Poplar Bluff MO School District (Miscellaneous Revenue, AGM Insured)	5.00	3-1-2034	1,000,000	1,108,920
Poplar Bluff MO School District (Miscellaneous Revenue, AGM Insured)	5.00	3-1-2035	2,000,000	2,208,400
St. Louis MO Lambert St. Louis International Airport Series A-1 (Airport Revenue)	6.00	7-1-2019	415,000	484,297

				10,889,530

Nebraska: 0.13%
Lincoln County NE Hospital Authority Great Plains Regional Medical Center (Health Revenue)	5.00	11-1-2024	1,000,000	1,123,370
Municipal Energy Agency of Nebraska Series A (Utilities Revenue, BHAC Insured)	5.00	4-1-2019	500,000	569,610
Nebraska Central Plains Energy Project #3 (Utilities Revenue)	5.00	9-1-2027	1,290,000	1,427,204

				3,120,184

Nevada: 1.01%
Clark County NV Airport Series C (Airport Revenue, AGM Insured)	5.00	7-1-2023	5,600,000	6,306,384
Clark County NV Airport Series D (Airport Revenue)	5.00	7-1-2024	2,750,000	3,121,333
Clark County NV Las Vegas McCarran International Airport Series A (Airport Revenue)	5.00	7-1-2016	3,000,000	3,135,480
Clark County NV Water Reclamation District Series A (GO)	5.25	7-1-2038	2,880,000	3,229,517
Las Vegas NV New Convention & Visitors Authority Series E (Tax Revenue, AGM Insured)	4.20	7-1-2021	500,000	541,830
Las Vegas NV Series A (GO)	5.00	5-1-2031	1,985,000	2,246,603
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.00	6-1-2019	785,000	803,871
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.00	6-1-2020	665,000	678,686
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.00	6-1-2021	860,000	871,756
Las Vegas NV Special Improvement District #607 (Miscellaneous Revenue)	4.25	6-1-2024	200,000	201,472
Reno NV Sparks Indian Governmental Colony (Miscellaneous Revenue, U.S. Bank NA LOC)	5.00	6-1-2021	2,580,000	2,611,992

				23,748,924

New Hampshire: 0.38%
New Hampshire HEFA Kendal at Hanover Series B (Health Revenue, Royal Bank of Scotland LOC) ø	0.27	10-1-2030	6,500,000	6,500,000
New Hampshire HFA Single Family Mortgage Acquisition Series E & F (Housing Revenue)	4.80	7-1-2028	2,355,000	2,479,556

				8,979,556

New Jersey: 6.16%
Essex County NJ Import Authority Series A (Miscellaneous Revenue)	6.00	11-1-2025	5,000,000	5,570,700
Garden NJ Open Space & Farmland Preservation Refunding Bonds Series A (Tax Revenue)	4.00	11-1-2017	930,000	987,855
New Jersey EDA (Tobacco Revenue)	5.00	6-15-2021	2,500,000	2,785,125
New Jersey EDA Motor Vehicle Surcharges Series A (Miscellaneous Revenue, National Insured)	5.25	7-1-2026	2,860,000	3,359,585

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.67%	3-1-2028	$15,000,000	$14,719,050
New Jersey EDA School Facilities Construction Project Series NN (Miscellaneous Revenue)	5.00	3-1-2027	3,575,000	3,727,009
New Jersey EDA School Facilities Construction Project Series NN (Miscellaneous Revenue, National Insured)	5.00	3-1-2030	4,475,000	4,583,474
New Jersey Educational Facilities Authority (Miscellaneous Revenue)	5.00	6-15-2026	3,015,000	3,175,911
New Jersey Healthcare Facilities Residual Interest Bond Trust Series 14WE (Miscellaneous Revenue, Barclays Bank plc LOC) 144Aø	0.20	7-3-2017	20,000,000	20,000,000
New Jersey HEFAR Student Assistance Authority Series 1A (Education Revenue)	5.00	12-1-2016	2,100,000	2,216,949
New Jersey HEFAR Student Assistance Authority Series A (Education Revenue)	5.00	6-1-2016	500,000	518,990
New Jersey HEFAR Student Assistance Authority Series A (Education Revenue)	5.00	6-1-2017	2,000,000	2,133,820
New Jersey HEFAR Student Assistance Authority Series A (Education Revenue)	5.00	6-1-2019	9,860,000	10,955,840
New Jersey Housing & Mortgage Finance Agency Series AA (Housing Revenue)	5.25	10-1-2016	275,000	284,603
New Jersey PFOTER Series 4713 (GO, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.19	12-15-2021	22,755,000	22,755,000
New Jersey PFOTER Series 4717 (GO, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.21	12-15-2022	19,900,000	19,900,000
New Jersey Sports & Exposition Authority (Miscellaneous Revenue, National Insured)	5.50	3-1-2022	1,755,000	2,140,029
New Jersey TTFA Series A (Transportation Revenue)	5.25	12-15-2020	5,305,000	5,834,227
New Jersey TTFA Series A (Transportation Revenue, AGM Insured)	5.50	12-15-2022	8,010,000	9,231,445
New Jersey TTFA Series B (Miscellaneous Revenue, National Insured)	5.50	12-15-2020	7,000,000	7,840,980
New Jersey TTFA Series C (Miscellaneous Revenue)	5.25	6-15-2032	2,500,000	2,631,275

				145,351,867

New Mexico: 0.22%
Albuquerque Bernalillo County Water Utility Authority Series B (Water & Sewer Revenue)	5.00	7-1-2024	1,000,000	1,203,110
New Mexico Mortgage Finance Authority SFMR Class I Series A (Housing Revenue, GNMA/FNMA Insured)	4.63	9-1-2025	1,385,000	1,422,589
New Mexico Mortgage Finance Authority SFMR Class I Series B (Housing Revenue, GNMA/FNMA Insured)	5.00	3-1-2028	545,000	579,488
New Mexico Municipal Energy Acquisition Authority Gas Supply Sub Series B (Utilities Revenue, Royal Bank of Canada SPA) ±	0.87	11-1-2039	2,000,000	2,002,940

				5,208,127

New York: 6.93%
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A (Education Revenue)	7.65	2-1-2044	2,720,000	3,057,933
Metropolitan Transportation Authority New York Dedicated Tax Fund Series A (Tax Revenue)	5.00	11-15-2024	6,010,000	7,113,256
Metropolitan Transportation Authority New York Series A (Transportation Revenue)	5.00	11-15-2030	4,010,000	4,576,332
Metropolitan Transportation Authority New York Series D (Transportation Revenue)	5.00	11-15-2027	2,000,000	2,285,800
Metropolitan Transportation Authority New York Series F (Transportation Revenue)	5.00	11-15-2028	2,450,000	2,814,634
Monroe County NY Development Corporation (Education Revenue)	5.00	6-1-2020	2,125,000	2,392,325
Monroe County NY Industrial Development Corporation Revenue Monroe Community College (Education Revenue, AGM Insured)	5.00	1-15-2022	790,000	884,524
Monroe County NY Industrial Development Corporation Revenue Monroe Community College (Education Revenue, AGM Insured)	5.00	1-15-2023	645,000	727,089

16	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
Monroe County NY Industrial Development Corporation Revenue Monroe Community College (Education Revenue, AGM Insured)	5.00%	1-15-2024	$905,000	$1,022,704
Nassau NY Water Authority Series A (Water & Sewer Revenue)	5.00	4-1-2027	350,000	406,788
Nassau NY Water Authority Series A (Water & Sewer Revenue)	5.00	4-1-2028	300,000	345,666
Nassau NY Water Authority Series B (Water & Sewer Revenue)	5.00	4-1-2024	400,000	473,932
Nassau NY Water Authority Series B (Water & Sewer Revenue)	5.00	4-1-2026	755,000	886,030
New York Dormitory Authority Interagency Council Pooled Loan Series A-1 (Miscellaneous Revenue)	4.00	7-1-2019	740,000	800,221
New York Dormitory Authority Mount Sinai School of Medicine (Education Revenue)	5.50	7-1-2022	2,000,000	2,292,460
New York Dormitory Authority North Shore-Long Island Jewish Obligated Group Series B (Health Revenue) ±	0.92	5-1-2018	1,180,000	1,179,858
New York Dormitory Authority Series A (Tax Revenue)	5.00	3-15-2028	5,000,000	5,878,000
New York Dormitory Authority Series A (Tax Revenue)	5.00	3-15-2033	5,700,000	6,514,359
New York Dormitory Authority Series B (Tax Revenue, Ambac Insured)	5.50	3-15-2025	3,885,000	4,864,175
New York Dormitory Authority Series E (Tax Revenue)	5.00	2-15-2032	11,250,000	12,905,663
New York Dormitory Authority State University Educational Facilities Series A (Miscellaneous Revenue)	5.50	5-15-2019	3,675,000	4,134,412
New York Dormitory Authority United Health Hospitals (Health Revenue, FHA Insured)	4.50	8-1-2018	1,500,000	1,590,540
New York NY IDAG 2006 Project Samaritan AIDS Services (Miscellaneous Revenue, Citibank NA LOC)	4.50	11-1-2015	275,000	278,515
New York NY Municipal Water Finance Authority Series AA2 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.25	6-15-2032	12,475,000	12,475,000
New York NY Municipal Water Finance Authority Series GG (Water & Sewer Revenue)	5.00	6-15-2029	1,645,000	1,923,301
New York NY Series C (GO)	5.00	8-1-2031	5,000,000	5,728,900
New York NY Sub Series F-1 (GO)	5.00	8-1-2032	2,250,000	2,549,993
New York NY Sub Series J-4 (GO) ±	0.62	8-1-2025	10,000,000	9,938,900
New York NY Transitional Finance Authority Prerefunded Balance Series A (Tax Revenue)	5.00	5-1-2023	2,875,000	3,279,886
New York NY Transitional Finance Authority Series B (Tax Revenue)	5.00	8-1-2027	1,115,000	1,309,913
New York NY Transitional Finance Authority Series C (Tax Revenue)	5.00	11-1-2027	5,000,000	5,922,500
New York NY Transitional Finance Authority Sub Series 2A (Tax Revenue, Dexia Credit Local LIQ) ø	0.17	11-1-2022	2,500,000	2,500,000
New York NY Transitional Finance Authority Sub Series 2B (Tax Revenue, Dexia Credit Local SPA) ø	0.17	11-1-2022	9,550,000	9,550,000
New York NY Trust for Cultural Resources Series A-1 (Miscellaneous Revenue)	5.00	7-1-2031	2,475,000	2,716,486
New York Urban Development Corporation Certificate of Participation James A Farley Post Office Project (Miscellaneous Revenue) 144A	4.20	2-1-2017	15,000,000	14,958,750
New York Urban Development Corporation Personal Income Tax Series A Group B (Tax Revenue)	5.00	3-15-2031	3,815,000	4,345,590
New York Urban Development Corporation Series D (Miscellaneous Revenue, AGC Insured)	5.50	1-1-2019	3,000,000	3,441,210
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2020	1,160,000	1,293,180
Niagara NY Area Development Corporation (Education Revenue)	5.00	5-1-2022	1,350,000	1,515,740
Port Authority New York & New Jersey Special Obligation (Airport Revenue)	5.00	12-1-2020	5,000,000	5,659,550
Suffolk County NY Public Improvement Serial Bond Series A (GO, AGM Insured)	3.00	6-1-2019	1,180,000	1,240,357
Suffolk County NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B (Tobacco Revenue)	4.00	6-1-2022	420,000	453,650
Suffolk County NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B (Tobacco Revenue)	5.00	6-1-2023	500,000	567,075
Troy NY Capital Resource Corporation Rensselaer Polytechnic Series B (Education Revenue)	5.00	9-1-2020	1,430,000	1,642,913

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	17

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
Upper Mohawk Valley NY Regional Water Finance Authority Series A (Water & Sewer Revenue, AGM Insured)	5.00%	4-1-2018	$635,000	$672,116
Utility Debt Securitization Authority New York (Utilities Revenue)	5.00	12-15-2032	1,250,000	1,439,563
Yonkers NY Series A (GO, AGM Insured)	5.00	10-1-2024	1,000,000	1,140,430

				163,690,219

North Carolina: 1.67%
Craven County NC Certificate of Participation (Miscellaneous Revenue, National Insured)	5.00	6-1-2023	4,400,000	4,759,348
New Hanover County NC Regional Medical Center (Health Revenue)	5.00	10-1-2020	3,400,000	3,901,500
New Hanover County NC Regional Medical Center (Health Revenue)	5.00	10-1-2022	250,000	287,235
New Hanover County NC Regional Medical Center (Health Revenue)	5.00	10-1-2023	1,000,000	1,154,890
North Carolina Grant Anticipation Vehicle Bond (Miscellaneous Revenue)	5.00	3-1-2029	2,470,000	2,791,075
North Carolina Medical Care Commission Healthcare Facilities Series A (Health Revenue, JPMorgan Chase & Company SPA) ø	0.23	11-1-2034	23,500,000	23,500,000
Onslow County NC Limited Obligation Series A (Miscellaneous Revenue)	4.00	6-1-2022	90,000	98,780
Pitt County NC Certificate of Participation School Facilities Project Prerefunded Balance (Miscellaneous Revenue, National Insured)	5.00	4-1-2023	1,185,000	1,274,148
Pitt County NC Certificate of Participation School Facilities Project Unrefunded Balance (Miscellaneous Revenue, National Insured)	5.00	4-1-2023	1,570,000	1,682,224

				39,449,200

North Dakota: 0.04%
North Dakota Housing Finance Agency Series D (Housing Revenue)	4.50	1-1-2029	930,000	974,342

Ohio: 2.54%
Cincinnati OH City School District Improvement Project Certificate of Participation (Miscellaneous Revenue)	5.00	12-15-2024	4,815,000	5,630,468
Cincinnati OH City School District Improvement Project Certificate of Participation (Miscellaneous Revenue)	5.00	12-15-2025	2,095,000	2,429,090
JobsOhio Beverage System Statewide Liquor Profits Senior Lien Series A (Miscellaneous Revenue)	5.00	1-1-2022	2,500,000	2,917,025
Kent University OH General Receipts Series B (Education Revenue, AGM Insured)	5.00	5-1-2018	1,165,000	1,288,886
Ohio Air Quality Development Authority Series 2006-B (Industrial Development Revenue) ±	3.63	10-1-2033	1,750,000	1,811,408
Ohio Air Quality Development Authority Series 2008-B (Industrial Development Revenue) ±	3.63	12-1-2033	2,500,000	2,582,375
Ohio Building Authority Series A (Miscellaneous Revenue)	5.00	10-1-2024	1,000,000	1,143,840
Ohio Turnpike Commission Junior Lien Infrastructure Projects Series A-1 (Transportation Revenue)	5.25	2-15-2029	1,000,000	1,145,700
Ohio Turnpike Commission Junior Lien Infrastructure Projects Series A-1 (Transportation Revenue)	5.25	2-15-2030	1,000,000	1,143,510
Ohio University Hospitals Health Systems Series B (Health Revenue) ø	0.45	1-15-2033	9,500,000	9,500,000
Ohio Water Development Authority FirstEnergy Nuclear Generation Corporation Project Series A (Water & Sewer Revenue) ±	3.75	7-1-2033	15,000,000	15,006,750
Ohio Water Development Authority Pollution Control First Energy Nuclear Generation Project Series A (Water & Sewer Revenue) ±	3.75	6-1-2033	10,000,000	10,004,200
Ohio Water Development Authority Pollution Control First Energy Nuclear Generation Project Series B (Industrial Development Revenue) ±	3.63	10-1-2033	3,150,000	3,260,534
RiverSouth Authority Ohio Lazarus Building Redevelopment Series A (Miscellaneous Revenue)	5.75	12-1-2027	950,000	1,018,875

18	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Ohio (continued)
Summit County OH Port Authority (Education Revenue)	5.25%	1-1-2024	$1,000,000	$1,138,350

				60,021,011

Oklahoma: 1.36%
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2019	1,325,000	1,447,443
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2022	2,595,000	2,860,728
Claremore OK Public Works Authority (Utilities Revenue)	4.00	6-1-2023	1,010,000	1,104,092
Creek County OK Educational Facilities Sapulpa Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2023	3,000,000	3,478,050
Cushing OK Educational Facilities Authority (Miscellaneous Revenue)	5.00	9-1-2022	3,210,000	3,762,730
Grady County OK Educational Facilities Tuttle Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2023	1,000,000	1,159,350
Grady County OK Educational Facilities Tuttle Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2024	1,075,000	1,251,494
Grady County OK Educational Facilities Tuttle Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2025	500,000	581,190
Grady County OK Educational Facilities Tuttle Public Schools Project (Miscellaneous Revenue)	5.00	9-1-2028	1,160,000	1,312,691
McGee Creek OK Authority (Water & Sewer Revenue, State Street Bank & Trust Company LOC, National Insured)	6.00	1-1-2023	1,660,000	1,827,278
Muskogee OK Industrial Trust Educational Facilities (Miscellaneous Revenue)	5.00	9-1-2020	1,000,000	1,125,810
Muskogee OK Industrial Trust Educational Facilities (Miscellaneous Revenue)	5.00	9-1-2021	1,000,000	1,127,430
Muskogee OK Industrial Trust Educational Facilities (Miscellaneous Revenue)	5.00	9-1-2022	1,000,000	1,125,360
Oklahoma Development Finance Authority (Miscellaneous Revenue)	4.00	6-1-2023	1,270,000	1,407,389
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2019	1,500,000	1,678,530
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2020	500,000	567,135
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2021	1,185,000	1,329,689
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2022	520,000	576,872
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2025	1,200,000	1,308,792
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2026	1,250,000	1,355,588
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2027	1,000,000	1,078,990
Tulsa OK Airports Improvement Trust Series D (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2028	500,000	537,375

				32,004,006

Oregon: 0.06%
Medford OR Hospital Facilities Authority Revenue (Health Revenue)	5.00	10-1-2020	1,155,000	1,302,632

Pennsylvania: 5.78%
Adams County PA IDA Gettysburg College Project (Education Revenue)	5.00	8-15-2024	1,500,000	1,688,070
Adams County PA IDA Gettysburg College Project (Education Revenue)	5.00	8-15-2025	1,500,000	1,682,880
Allegheny County PA Hospital Development Authority Series B (Health Revenue, National Insured)	6.00	7-1-2025	2,605,000	3,277,324
Allegheny County PA Series 72 (GO)	5.25	12-1-2033	4,000,000	4,537,720

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue)	1.57%	11-1-2039	$10,000,000	$10,224,300
Bucks County PA Water & Sewer Authority Water System (Water & Sewer Revenue, AGM Insured)	5.00	12-1-2026	2,400,000	2,678,064
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	5.65	12-15-2017	375,000	391,864
Cumberland County PA Diakon Lutheran Social Ministries Project (Health Revenue)	5.00	1-1-2025	1,340,000	1,487,574
Cumberland County PA Diakon Lutheran Social Ministries Project (Health Revenue)	5.00	1-1-2026	1,370,000	1,502,397
Cumberland County PA Diakon Lutheran Social Ministries Project (Health Revenue)	5.00	1-1-2027	1,225,000	1,332,163
Delaware County PA Vocational & Technical School Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.25	11-1-2033	2,000,000	2,232,680
Delaware Valley PA Regional Finance Authority Series 2996 (Miscellaneous Revenue, Morgan Stanley Bank LIQ) 144Aø	0.32	7-1-2017	2,000,000	2,000,000
Johnstown PA School District (GO, AGM Insured)	5.00	8-1-2024	2,730,000	3,097,786
Lancaster County PA Solid Waste Management Authority Series A (Resource Recovery Revenue)	5.25	12-15-2028	5,665,000	6,444,447
Lycoming County PA College Authority (Education Revenue)	5.50	7-1-2026	4,000,000	4,551,560
Millcreek Richland Joint Authority Pennsylvania Series B (Water & Sewer Revenue, AGM Insured)	4.70	8-1-2017	385,000	410,926
Northampton County PA General Purpose Hospital Authority St. Luke’s Hospital Project Series C (Health Revenue) ±	4.50	8-15-2032	1,170,000	1,214,355
Pennsylvania HEFAR Series LL1 (Education Revenue)	5.00	11-1-2019	880,000	958,126
Pennsylvania HEFAR Series LL1 (Education Revenue)	5.00	11-1-2020	590,000	647,153
Pennsylvania HEFAR Series LL1 (Education Revenue)	5.00	11-1-2022	1,310,000	1,442,336
Pennsylvania Hills PA School District (GO, Build America Mutual Assurance Company Insured)	4.00	10-1-2021	1,460,000	1,560,025
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	5.00	4-1-2024	2,000,000	2,263,340
Pennsylvania Public School Building Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	2.00	5-15-2016	800,000	808,712
Pennsylvania Public School Building Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	4.00	5-15-2021	500,000	543,330
Pennsylvania Public School Building Authority (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	4.00	5-15-2022	1,000,000	1,071,760
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	5.00	4-1-2020	2,000,000	2,263,420
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	5.00	4-1-2029	1,000,000	1,075,760
Pennsylvania Public School Building Authority Series B-2 (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2024	1,250,000	1,456,750
Pennsylvania Public School Building Authority Series B-2 (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2025	1,250,000	1,436,813
Pennsylvania Public School Building Authority Series B-2 (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2026	1,250,000	1,424,600
Pennsylvania Public School Building Authority Series B-2 (Miscellaneous Revenue, Build America Mutual Assurance Company Insured)	5.00	12-1-2027	1,010,000	1,150,198
Pennsylvania Series 2 (GO)	5.00	4-15-2023	2,000,000	2,247,740
Pennsylvania Turnpike Commission Sub Series C (Transportation Revenue, AGM Insured) ¤	0.00	6-1-2033	1,350,000	1,581,350
Pennsylvania Turnpike Commission Sub Series E (Transportation Revenue) ¤	0.00	12-1-2038	2,000,000	2,161,440
Philadelphia PA Authority for Industrial Development (Education Revenue)	6.13	6-15-2023	1,000,000	1,086,770
Philadelphia PA Authority for Industrial Development (Education Revenue)	5.88	6-15-2022	1,000,000	1,064,450
Philadelphia PA Authority for Industrial Development (Education Revenue)	7.00	5-1-2026	740,000	793,176
Philadelphia PA Gas Works 8th General Ordinance Series A (Utilities Revenue)	5.00	8-1-2016	1,000,000	1,044,160

20	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Philadelphia PA Gas Works Refunding 8th-1998 General Ordinance Series A (Utilities Revenue)	5.00%	8-1-2015	$1,000,000	$1,003,880
Philadelphia PA IDA Master Charter School (Education Revenue)	5.00	8-1-2020	600,000	626,994
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Education Revenue)	5.00	5-1-2016	95,000	95,566
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project (Education Revenue)	6.25	5-1-2021	285,000	301,929
Philadelphia PA School District Refunding Bond Series C (GO)	5.00	9-1-2018	8,065,000	8,916,664
Philadelphia PA School District Refunding Bond Series C (GO)	5.00	9-1-2021	2,200,000	2,495,944
Philadelphia PA Series A (GO)	5.00	9-15-2021	7,000,000	8,150,800
Philadelphia PA Series A (GO)	5.25	7-15-2028	2,590,000	2,999,375
Philadelphia PA Series A (GO)	5.25	7-15-2029	4,410,000	5,059,637
Philadelphia PA Series A (GO)	5.25	7-15-2032	4,380,000	4,962,365
Philadelphia PA Water & Wastewater Refunding Bond Series B (Water & Sewer Revenue)	5.00	7-1-2029	3,300,000	3,774,639
Pittsburgh PA Series A (GO)	4.00	9-1-2022	1,000,000	1,111,500
Pittsburgh PA Series A (GO)	5.00	9-1-2022	2,060,000	2,425,114
Pittsburgh PA Series A (GO)	5.00	9-1-2023	3,810,000	4,442,384
Reading PA School District (GO)	5.00	4-1-2021	3,120,000	3,462,202
Tender Option Bond Trust Receipts / Certificates Series 2015 (Miscellaneous Revenue, AGM Insured, JPMorgan Chase & Company LIQ) 144Aø	0.17	12-1-2015	9,850,000	9,850,000

				136,514,512

Puerto Rico: 0.05%
Puerto Rico Public Improvement Refunding Bond Series A (Tax Revenue, National Insured)	5.50	7-1-2016	1,265,000	1,268,163

Rhode Island: 0.32%
Providence RI Series A (GO, AGM Insured)	4.00	1-15-2018	2,115,000	2,241,054
Rhode Island Health & Educational Building Corporation Providence Public Schools Financing Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	5-15-2021	2,670,000	2,778,803
Rhode Island Health & Educational Building Corporation Providence Public Schools Financing Program Series A (Miscellaneous Revenue, AGM Insured)	5.00	5-15-2022	2,425,000	2,613,859

				7,633,716

South Carolina: 0.83%
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2016	26,606	25,273
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2017	35,996	27,335
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2018	39,781	27,015
Lee County SC School Facilities Incorporated Series 2006 (Miscellaneous Revenue, AGM Insured)	6.00	12-1-2016	590,000	633,117
Piedmont SC Municipal Power Agency Series A-3 (Utilities Revenue)	5.25	1-1-2019	3,500,000	3,833,900
South Carolina Education Assistance Authority Student Loan Series I (Education Revenue)	5.00	10-1-2024	3,005,000	3,209,370
South Carolina Jobs EDA York Preparatory Academy Project Series A (Education Revenue)	7.00	11-1-2033	1,000,000	1,084,720
South Carolina Public Service Authority Refunding Notes (Water & Sewer Revenue, AGM/Ambac Insured, Citibank NA LIQ) 144Aø	0.22	1-1-2016	10,780,000	10,780,000

				19,620,730

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	21

Security name	Interest rate	Maturity date	Principal	Value

South Dakota: 0.04%
Rapid City SD Airport Project (Airport Revenue)	6.25%	12-1-2026	$920,000	$1,004,419

Tennessee: 0.90%
Franklin County TN HEFA (Education Revenue)	4.00	9-1-2024	250,000	272,293
Franklin County TN HEFA (Education Revenue)	5.00	9-1-2030	560,000	624,478
Shelby County TN Health Educational & Housing Facilities Board Le Bonheur Children’s Medical Center Series D (Health Revenue, National Insured)	5.50	8-15-2019	540,000	588,341
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	2,140,000	2,315,416
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2018	1,400,000	1,551,774
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2021	4,060,000	4,639,606
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2026	5,790,000	6,627,524
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2016	1,820,000	1,860,258
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2027	2,485,000	2,784,592

				21,264,282

Texas: 6.84%
Austin TX Refunding Revenue Bond (Utilities Revenue, National Insured)	5.25	5-15-2025	1,400,000	1,670,718
Bexar County TX Combination Tax Certificate of Obligation (GO)	5.00	6-15-2024	1,000,000	1,211,300
Central Texas Regional Mobility Authority (Transportation Revenue)	5.75	1-1-2019	1,310,000	1,486,562
Conroe TX Independent School District Series A (GO)	4.00	2-15-2023	1,000,000	1,126,180
Del Rio TX Refunding Bonds (GO, Build America Mutual Assurance Company Insured)	4.00	6-1-2023	720,000	785,484
Del Rio TX Refunding Bonds (GO, Build America Mutual Assurance Company Insured)	4.00	6-1-2024	745,000	810,620
Galveston TX Wharves & Terminal (Airport Revenue)	5.00	2-1-2026	2,000,000	2,134,820
Harris County TX Tax Road Refunding Bond Series A (GO)	5.00	10-1-2025	8,445,000	10,196,493
Harris County TX Toll Road Project Series C (GO, AGM Insured)	5.25	8-15-2027	4,000,000	4,942,440
Hays County TX Refunding Bonds (GO)	5.00	2-15-2023	1,750,000	2,064,633
Houston TX Airport Senior Lien Series A (Airport Revenue)	5.00	7-1-2025	1,000,000	1,097,010
Houston TX Higher Education Financial Corporation Series A (Education Revenue)	4.00	2-15-2022	850,000	887,179
Houston TX Independent School District Limited Tax (GO)	4.25	2-15-2021	5,000,000	5,264,950
Houston TX Utilities Systems Series A (Water & Sewer Revenue)	5.25	11-15-2031	3,000,000	3,500,520
Lower Colorado River TX Authority (Utilities Revenue)	5.50	5-15-2031	2,500,000	2,901,150
Midtown TX RDA (Tax Revenue, Build America Mutual Assurance Company Insured)	5.25	1-1-2027	1,880,000	2,146,020
Midtown TX RDA (Tax Revenue, Build America Mutual Assurance Company Insured)	5.25	1-1-2029	2,390,000	2,694,128
Midtown TX RDA (Tax Revenue, Build America Mutual Assurance Company Insured)	5.25	1-1-2030	1,500,000	1,680,300
Midtown TX RDA (Tax Revenue, Build America Mutual Assurance Company Insured)	5.25	1-1-2031	1,000,000	1,111,110
North Harris County TX Regional Water Authority Senior Lien (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	5.00	12-15-2029	1,215,000	1,374,566
North Texas Health Facilities Development Corporation United Regional Health Care System (Health Revenue, AGM Insured)	5.00	9-1-2016	1,135,000	1,189,537
North Texas Higher Education Authority Incoming Student Loan Series A-2 (Education Revenue) ±	1.17	7-1-2030	8,690,000	8,703,904
Northwest TX Independent School District Refunding Bond (GO)	5.00	2-15-2030	4,000,000	4,678,960
Pearland TX Permanent Improvement Refunding Bond (GO)	5.00	3-1-2023	1,695,000	2,012,490
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C (Resource Recovery Revenue) ø	0.21	12-1-2039	15,925,000	15,925,000

22	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Port Arthur TX Navigation District Motiva Enterprises LLC Series B (Resource Recovery Revenue) ø	0.21%	12-1-2039	$3,800,000	$3,800,000
Rockwall TX Independent School District Unlimited Tax Refunding Bonds (GO)	5.00	2-15-2032	2,000,000	2,317,680
Round Rock TX Transportation Systems Development Corporation (Tax Revenue, National Insured)	4.50	8-15-2020	1,000,000	1,005,330
Texas Independent School District Refunding Bond (GO)	5.00	8-15-2025	2,260,000	2,754,465
Texas Municipal Gas Acquisition & Supply Corporation II Series 2007-042-1993B (Utilities Revenue, BNP Paribas LIQ) 144Aø	0.22	9-15-2018	20,000,000	20,000,000
Texas Municipal Gas Acquisition & Supply Corporation II Series B (Utilities Revenue, JPMorgan Chase & Company Guaranteed)	0.54	9-15-2017	5,075,000	5,075,203
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2021	3,945,000	4,524,718
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2023	7,925,000	9,005,415
Texas Municipal Gas Acquisition & Supply Corporation Series B (Utilities Revenue)	5.00	12-15-2022	8,000,000	9,177,200
Texas Private Activity Surface Transportation Corporation Project (Transportation Revenue)	7.50	6-30-2032	2,000,000	2,441,500
Texas Private Activity Surface Transportation Corporation Project (Transportation Revenue)	7.50	6-30-2033	2,000,000	2,440,440
Texas Private Activity Surface Transportation Corporation Project Senior Lien Note (Transportation Revenue)	7.50	12-31-2031	3,500,000	4,193,455
Texas SA Energy Acquisition Public Facility Corporation Gas Supply (Utilities Revenue)	5.25	8-1-2016	1,210,000	1,262,708
Texas SA Energy Acquisition Public Facility Corporation Gas Supply (Utilities Revenue)	5.50	8-1-2019	1,465,000	1,655,963
Texas Woman’s University Financing System (Education Revenue)	4.00	7-1-2020	1,000,000	1,108,860
University of Houston Texas (Education Revenue)	5.00	2-15-2024	2,700,000	3,006,234
University of Houston Texas Series B (Education Revenue)	5.25	7-1-2026	4,225,000	5,258,435
Waco TX Health Facilities Development Corporation Hillcrest System Project Series A (Health Revenue, National/FHA Insured)	5.00	8-1-2016	920,000	965,623

				161,589,303

Utah: 0.11%
Canyons UT Board of Education Utah School Bond Guaranty Program (GO, AGM Insured)	5.00	6-15-2022	1,860,000	2,212,693
Utah County UT Lakeview Academy Series A (Education Revenue)	5.35	7-15-2017	305,000	311,530

				2,524,223

Virgin Islands: 0.37%
Virgin Islands PFA (Miscellaneous Revenue)	6.75	10-1-2019	3,000,000	3,345,030
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10-1-2017	5,000,000	5,320,050

				8,665,080

Virginia: 0.28%
Greater Richmond VA Convention Center (Tax Revenue)	5.00	6-15-2025	1,000,000	1,187,600
Marquis VA CDA CAB Series C (Tax Revenue) ¤(i)	0.00	9-1-2041	1,772,000	231,636
Marquis VA CDA Series B (Tax Revenue) (i)	5.63	9-1-2041	1,274,000	1,129,579
Virginia Small Business Financing Authority (Education Revenue)	5.25	10-1-2029	3,000,000	3,442,410
Watkins Centre VA CDA (Miscellaneous Revenue)	5.40	3-1-2020	701,000	702,774

				6,693,999

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Washington: 2.71%
Energy Northwest Washington (Utilities Revenue)	5.00%	7-1-2022	$1,185,000	$1,376,318
Grant County WA Public Utility District # 2 Priest Rapids Series A (Utilities Revenue, National Insured)	5.00	1-1-2023	345,000	353,177
King County WA Federal Way School District # 210 (GO, AGM Insured)	4.00	12-1-2023	4,085,000	4,587,087
Lewis County WA Public Utility District Refunding (Utilities Revenue)	5.25	4-1-2032	6,115,000	7,031,944
Port of Seattle WA Intermediate Lien Series A (Airport Revenue, National Insured)	5.00	3-1-2028	7,475,000	7,502,658
Seattle WA Refunding Bond Series A (GO)	5.00	6-1-2024	6,345,000	7,681,320
Tumwater Office Properties Washington Lease Revenue Washington Office Buildings (Miscellaneous Revenue)	5.00	7-1-2026	2,750,000	3,190,578
Washington EDFA (Education Revenue)	5.00	6-1-2028	1,000,000	1,157,950
Washington HCFR Catholic Health Series B (Health Revenue, JPMorgan Chase & Company SPA) ø	0.28	3-1-2032	12,050,000	12,050,000
Washington HCFR Fred Hutchinson Cancer Research Center (Health Revenue) %%	5.00	1-1-2023	4,000,000	4,574,320
Washington HCFR Fred Hutchinson Cancer Research Center (Health Revenue) %%	5.00	1-1-2026	2,250,000	2,551,050
Washington HCFR Fred Hutchinson Cancer Research Center (Health Revenue) %%	5.00	1-1-2027	1,050,000	1,180,074
Washington HCFR Fred Hutchinson Cancer Research Center (Health Revenue) %%	5.00	1-1-2028	1,350,000	1,496,813
Washington HEFAR Whitworth University Project (Education Revenue, U.S. Bank NA Insured)	5.00	10-1-2015	1,010,000	1,020,312
Washington Motor Vehicle Fuel Tax Refunding Bond Series D (Miscellaneous Revenue)	5.00	7-1-2031	5,830,000	6,720,183
Washington TES Properties (Miscellaneous Revenue)	5.50	12-1-2029	1,400,000	1,583,162

				64,056,946

West Virginia: 0.05%
West Virginia School Building Authority (Miscellaneous Revenue)	5.25	7-1-2020	1,100,000	1,218,283

Wisconsin: 0.60%
Wisconsin HEFA Bellin Memorial Hospital (Health Revenue, Ambac Insured)	5.50	2-15-2019	780,000	822,861
Wisconsin HEFA Mercy Alliance Incorporated Project Series A (Health Revenue)	5.00	6-1-2019	1,570,000	1,625,657
Wisconsin HEFA Series A (Health Revenue)	5.00	7-15-2021	3,500,000	4,036,480
Wisconsin HEFA Series A (Health Revenue)	5.00	11-15-2023	3,500,000	4,082,225
Wisconsin HEFA Series M (Health Revenue, National Insured) ±(m)(n)	0.07	6-1-2019	2,000,000	1,940,000
Wisconsin PFA Charter School Voyager Foundation Incorporate Project Series A (Education Revenue)	6.00	10-1-2032	1,475,000	1,578,487

				14,085,710

Total Municipal Obligations (Cost $2,263,868,549)				2,329,622,795

	Yield		Shares
Short-Term Investments: 1.53%

Investment Companies: 1.53%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		36,167,042	36,167,042

Total Short-Term Investments (Cost $36,167,042)				36,167,042

Total investments in securities (Cost $2,300,035,591) *	100.19%	2,365,789,837
Other assets and liabilities, net	(0.19)	(4,389,837)

Total net assets	100.00%	$2,361,400,000

24	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2015

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $2,300,191,874 and unrealized gains (losses) consists of:

Gross unrealized gains	$76,013,275
Gross unrealized losses	(10,415,312)

Net unrealized gains	$65,597,963

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.43%

Alabama: 0.93%
Alabama State University General Tuition and Fee Revenue Bonds (Education Revenue, Syncora Guarantee Incorporated Insured)	5.25%	8-1-2032	$10,520,000	$10,524,944
Jefferson County AL Limited Obligation School District Series A (Tax Revenue, AGM Insured)	5.25	1-1-2018	775,000	781,983
Jefferson County AL Limited Obligation School District Series A (Tax Revenue)	5.25	1-1-2020	3,000,000	3,027,030
Jefferson County AL Sewer Revenue Warrants CAB Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2025	710,000	456,708
Jefferson County AL Sewer Revenue Warrants CAB Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2026	3,000,000	1,838,340
Jefferson County AL Sewer Revenue Warrants CAB Series B (Water & Sewer Revenue, AGM Insured) ¤	0.00	10-1-2029	4,115,000	2,068,652
Jefferson County AL Warrants Series A (GO)	4.90	4-1-2021	6,455,000	6,892,584
Jefferson County AL Warrants Series C (GO)	4.90	4-1-2021	3,725,000	3,977,369

				29,567,610

Arizona: 0.82%
Phoenix AZ IDA Legacy Traditional Schools Project Series A (Education Revenue) 144A	6.50	7-1-2034	2,000,000	2,236,880
Pima County AZ IDA Acclaim Charter School Project (Education Revenue)	5.60	12-1-2016	250,000	253,800
Pima County AZ IDA Global Water Resources LLC Project (Water & Sewer Revenue)	5.45	12-1-2017	100,000	101,619
Pima County AZ IDA New Plan Learning Project Series A (Education Revenue)	7.75	7-1-2035	7,510,000	7,364,456
Pima County AZ IDA New Plan Learning Project Series A (Education Revenue)	8.13	7-1-2041	6,495,000	6,361,723
Pima County AZ IDA Noah Webster Schools-PIMA Project (Education Revenue)	7.00	12-15-2043	3,225,000	3,648,733
Salt Verde AZ Financial Corporation (Utilities Revenue, Citibank NA Guaranty Agreement)	5.00	12-1-2032	2,605,000	2,826,868
Tempe AZ IDA Friendship Village Project Series A (Health Revenue)	5.25	12-1-2020	1,000,000	1,104,390
Tempe AZ IDA Friendship Village Project Series A (Health Revenue)	5.38	12-1-2021	1,000,000	1,113,010
Tempe AZ IDA Friendship Village Project Series A (Health Revenue)	5.50	12-1-2022	1,000,000	1,106,800

				26,118,279

California: 9.64%
Alameda County CA Certificate of Participation (Miscellaneous Revenue, National Insured) ¤	0.00	6-15-2019	1,400,000	1,264,634
Alhambra CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2031	2,175,000	1,126,868
Alhambra CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2032	3,795,000	1,859,208
Alhambra CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2034	5,000,000	2,191,000
Alhambra CA Unified School District CAB Election of 2008 Series B (GO, AGM Insured) ¤	0.00	8-1-2035	6,700,000	2,804,151
Alhambra CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	8-1-2031	7,500,000	3,843,075
Anaheim CA PFA Convention Center Expansion Project Series A (Miscellaneous Revenue)	5.00	5-1-2046	8,500,000	9,397,940
Bass Lake CA Unified Elementary School District CAB (GO, AGM Insured) ¤	0.00	8-1-2037	1,305,000	467,738
Bass Lake CA Unified Elementary School District CAB (GO, AGM Insured) ¤	0.00	8-1-2038	1,900,000	647,159
Bass Lake CA Unified Elementary School District CAB (GO, AGM Insured) ¤	0.00	8-1-2039	2,005,000	645,690
Bay Area CA Toll Authority Toll Bridge Revenue Series A (Transportation Revenue) ±	1.32	4-1-2036	28,000,000	27,195,000
California (Miscellaneous Revenue)	5.00	8-1-2033	30,000,000	34,151,700

2	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
California HFFA Unrefunded Bond Providence Health Services Series C (Health Revenue) (h)	6.50%	10-1-2038	$10,050,000	$11,810,861
California Municipal Finance Authority Charter School Revenue Albert Einstein Academies Project Series A (Miscellaneous Revenue)	7.13	8-1-2043	2,230,000	2,576,386
California PFOTER PT-2802 (GO, National Insured, Dexia Credit Local SPA) ø	0.25	2-1-2025	3,970,000	3,970,000
California Pollution Control Financing Waste Management Incorporated Project Series A-2 (Resource Recovery Revenue)	5.40	4-1-2025	1,240,000	1,252,574
California Public Works Board Department of General Services Buildings 8 & 9A (Miscellaneous Revenue)	6.25	4-1-2034	4,000,000	4,694,320
California Public Works Board Judicial Council Project Series A (Miscellaneous Revenue)	5.00	3-1-2031	3,260,000	3,639,692
California Statewide CDA School Facility Aspire Public Schools (Education Revenue)	5.00	7-1-2020	740,000	770,836
California Statewide CDA Sutter Health Series A (Health Revenue)	6.00	8-15-2042	4,900,000	5,806,451
Cerritos CA Community College District CAB Election of 2004 Series D (GO) ¤	0.00	8-1-2027	1,000,000	654,100
Cerritos CA Community College District CAB Election of 2004 Series D (GO) ¤	0.00	8-1-2028	1,040,000	645,341
Colton CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	8-1-2031	1,000,000	512,410
Colton CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	8-1-2032	1,000,000	489,090
Colton CA Unified School District CAB Series B (GO, AGM Insured) ¤	0.00	8-1-2033	1,000,000	464,910
Compton CA Community College District CAB Election of 2002 Series C (GO) ¤	0.00	8-1-2032	2,515,000	1,105,343
Compton CA Community College District CAB Election of 2002 Series C (GO) ¤	0.00	8-1-2033	2,000,000	823,040
Compton CA Community College District CAB Election of 2002 Series C (GO) ¤	0.00	8-1-2036	510,000	179,714
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2028	1,165,000	700,177
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2029	1,500,000	851,445
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2030	2,000,000	1,071,040
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2031	2,000,000	1,011,260
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2032	1,660,000	789,629
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2033	1,230,000	555,062
El Monte CA Union High School District CAB Election of 2008 (GO, AGM Insured) ¤	0.00	6-1-2034	1,615,000	694,579
Gilroy CA Unified School District Prerefunded CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2032	6,470,000	3,799,378
Gilroy CA Unified School District Unrefunded CAB Election of 2008 Series A (GO, AGM Insured) ¤	0.00	8-1-2032	3,330,000	1,628,670
Golden State Tobacco Securitization Corporate California Tobacco Settlement Revenue Series A (Tobacco Revenue, AGM Insured) ¤	0.00	6-1-2026	18,200,000	12,661,558
Golden State Tobacco Securitization Corporate California Tobacco Settlement Revenue Series A (Miscellaneous Revenue)	5.00	6-1-2030	970,000	1,085,508
Long Beach CA Bond Financing Authority Series A (Utilities Revenue)	5.50	11-15-2032	4,990,000	5,838,250
M-S-R California Energy Authority Gas Series B (Utilities Revenue)	6.13	11-1-2029	25,425,000	31,055,875
M-S-R California Energy Authority Gas Series C (Utilities Revenue)	6.13	11-1-2029	1,000,000	1,221,470
M-S-R California Energy Authority Gas Series C (Utilities Revenue)	7.00	11-1-2034	3,755,000	5,106,950
Montebello CA Unified School District CAB Election of 1998 (GO, National Insured) ¤	0.00	8-1-2024	1,130,000	824,810
Montebello CA Unified School District CAB Election of 1998 (GO, National Insured) ¤	0.00	8-1-2027	2,775,000	1,694,471
Morongo Band of Mission Indians California Enterprise Casino Series B (Miscellaneous Revenue) 144A	6.50	3-1-2028	2,000,000	2,232,680
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.90	7-1-2027	27,660,000	24,781,977
Ontario Montclair CA School District CAB (GO, AGM Insured) ¤	0.00	8-1-2028	1,500,000	898,200
Ontario Montclair CA School District CAB (GO, AGM Insured) ¤	0.00	8-1-2030	2,000,000	1,087,440
Palomar Pomerado CA Health ROC (GO, National Insured, Citibank NA LIQ) 144Aø	0.27	2-1-2016	6,000,000	6,000,000
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2027	2,095,000	1,324,731

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	3

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00%	3-1-2028	$4,450,000	$2,680,903
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2029	4,520,000	2,591,904
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2030	6,725,000	3,541,318
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2031	2,185,000	1,094,663
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2032	2,000,000	961,860
Pasadena CA PFA CAB Rose Bowl Series A (Miscellaneous Revenue) ¤	0.00	3-1-2033	4,295,000	1,940,825
Richmond CA Joint Powers Financing Authority Civic Center Project Series A (Miscellaneous Revenue, AGM Insured)	5.88	8-1-2037	25,000	28,319
Richmond CA Joint Powers Financing Authority Point Potrero Series A (Miscellaneous Revenue)	6.25	7-1-2024	5,420,000	6,318,907
San Bernardino CA Unified School District Election of 2012 Series A (GO, AGM Insured)	5.00	8-1-2031	1,100,000	1,223,486
San Bernardino CA Unified School District Series A (GO, AGM Insured)	5.00	8-1-2026	1,100,000	1,266,562
San Bernardino CA Unified School District Series A (GO, AGM Insured)	5.00	8-1-2028	1,250,000	1,413,988
San Buenaventura CA Community Mental Health System (Health Revenue)	6.00	12-1-2019	1,040,000	1,184,903
San Buenaventura CA Community Mental Health System (Health Revenue)	6.25	12-1-2020	2,000,000	2,335,340
San Diego CA PFFA Capital Improvement Project Series A (Miscellaneous Revenue)	5.00	10-15-2033	1,000,000	1,115,820
San Diego CA PFFA Capital Improvement Project Series A (Miscellaneous Revenue)	5.00	10-15-2034	1,080,000	1,198,228
San Diego CA PFFA Capital Improvement Project Series A (Miscellaneous Revenue)	5.00	10-15-2035	1,000,000	1,104,960
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	7-1-2031	2,000,000	1,051,200
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	7-1-2032	1,500,000	742,350
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	7-1-2033	1,000,000	466,550
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	7-1-2034	2,000,000	891,080
San Diego CA Unified School District CAB Series C (GO) ¤	0.00	7-1-2035	1,500,000	637,980
Santa Ana CA Financing Authority Prerefunded Police Administration and Holding Facility Series A (Miscellaneous Revenue, National Insured)	6.25	7-1-2015	150,000	150,026
Santa Ana CA Financing Authority Unrefunded Police Administration and Holding Facility Series A (Miscellaneous Revenue, National Insured)	6.25	7-1-2015	150,000	150,024
Sylvan CA Unified School District CAB (GO, AGM Insured) ¤	0.00	8-1-2037	1,085,000	388,886
Tahoe Forest CA Hospital District (Health Revenue)	5.00	7-1-2036	9,195,000	9,288,145
The Regents of the University of California Limited Project Series I (Education Revenue)	5.00	5-15-2032	23,690,000	27,427,334
West Contra Costa CA Unified School District CAB Series C (GO, AGM Insured) ¤	0.00	8-1-2029	3,000,000	1,705,440
West Contra Costa CA Unified School District Election of 2005 Series C-1 (GO, AGM Insured) ¤	0.00	8-1-2029	1,690,000	962,066
Wiseburn CA School District CAB Election of 2010 Series B (GO, AGM Insured) ¤	0.00	8-1-2034	2,530,000	1,108,646

				306,876,104

Colorado: 2.20%
Colorado E-470 Public Highway Authority CAB Series A (Miscellaneous Revenue, National Insured) ¤	0.00	9-1-2027	9,500,000	6,171,105
Colorado E-470 Public Highway Authority CAB Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2020	9,385,000	8,262,179
Colorado E-470 Public Highway Authority CAB Series B (Transportation Revenue, National Insured) ¤	0.00	9-1-2022	4,600,000	3,783,730
Colorado ECFA Charter School American Academy Project (Education Revenue)	7.13	12-1-2033	2,200,000	2,480,192
Colorado ECFA Charter School Banning Lewis Ranch Academy Project (Education Revenue) 144A	6.13	12-15-2035	4,040,000	4,078,178
Colorado ECFA Charter School Community Leadership (Education Revenue)	5.75	7-1-2019	720,000	753,869
Colorado ECFA Charter School Monument Academy Project Series A (Education Revenue)	5.50	10-1-2017	185,000	194,979

4	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Colorado (continued)
Colorado ECFA Charter School Monument Academy Project Series A (Education Revenue)	7.25%	10-1-2039	$500,000	$593,550
Colorado ECFA Community Leadership Academy Incorporated Second Campus Project (Education Revenue)	7.00	8-1-2033	1,330,000	1,519,326
Colorado ECFA Rocky Mountain Classical Academy Project Series A (Education Revenue)	7.50	9-1-2033	5,015,000	5,017,257
Colorado ECFA Rocky Mountain Classical Academy Project Series A (Education Revenue)	8.00	9-1-2043	5,930,000	5,971,273
Colorado ECFA Rocky Mountain Classical Academy Project Series A (Education Revenue)	8.13	9-1-2048	3,795,000	3,826,878
Colorado ECFA Twin Peaks Charter Academy (Miscellaneous Revenue)	6.50	3-15-2043	1,290,000	1,423,567
Colorado Health Facilities Authority Catholic Health Initiatives Series D1 (Health Revenue)	6.25	10-1-2033	4,000,000	4,521,840
Colorado High Performance Transportation Enterprise U.S. 36 and I-25 Managed Lanes (Transportation Revenue)	5.75	1-1-2044	2,160,000	2,297,095
Colorado PFA Charter School Highline Academy Project (Education Revenue)	6.25	12-15-2020	390,000	420,740
Colorado PFA Charter School Highline Academy Project (Education Revenue)	6.75	12-15-2025	455,000	489,357
Colorado PFA Charter School Highline Academy Project (Education Revenue)	7.38	12-15-2040	4,010,000	4,402,780
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series A (Airport Revenue)	5.15	5-1-2017	470,000	478,441
Eagle County CO Airport Terminal Corporation Airport Terminal Improvement Project Series B (Airport Revenue)	5.25	5-1-2020	895,000	911,182
Public Authority for Colorado Energy Natural Gas Purchase (Utilities Revenue, Merrill Lynch & Company Guaranty Agreement)	6.50	11-15-2038	4,500,000	5,894,595
Regional Transportation District of Colorado Certificate of Participation Series A (Miscellaneous Revenue)	5.00	6-1-2023	5,500,000	6,471,905

				69,964,018

Connecticut: 0.42%
Connecticut HEFA Eastern Connecticut Health Network Series A (Health Revenue, AGM Insured)	6.38	7-1-2016	250,000	251,095
Connecticut HFA Special Needs Housing Series 2 (Health Revenue, Ambac Insured)	5.25	6-15-2022	1,500,000	1,505,865
Connecticut Series A (Miscellaneous Revenue) ±	1.17	4-15-2019	4,050,000	4,091,553
Connecticut Series A (GO) ±	1.32	4-15-2020	5,900,000	5,999,061
Hamden CT BAN (GO)	5.00	8-15-2026	1,235,000	1,357,327

				13,204,901

Delaware: 0.31%
Delaware EDA Odyssey Charter School Incorporated Project Series A (Education Revenue) 144A	7.00	9-1-2045	7,500,000	7,342,350
Kent County DE Charter School Incorporated Project (Education Revenue)	7.38	5-1-2037	2,110,000	2,397,298

				9,739,648

District of Columbia: 1.05%
District of Columbia American College of Cardiology (Education Revenue, SunTrust Bank LOC) ø	0.26	6-1-2040	6,000,000	6,000,000
District of Columbia Cesar Chavez Public Charter School (Education Revenue)	6.50	11-15-2021	4,665,000	5,180,902
District of Columbia Population Services International (Miscellaneous Revenue, SunTrust Bank LOC) ø	0.26	11-1-2042	19,800,000	19,800,000

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	5

Security name	Interest rate	Maturity date	Principal	Value

District of Columbia (continued)
District of Columbia Water & Sewer Authority Public Utilities Series A (Water & Sewer Revenue)	6.00%	10-1-2035	$2,000,000	$2,311,540

				33,292,442

Florida: 3.97%
Championsgate FL Community Development District Capital Improvement Series A (Miscellaneous Revenue)	6.25	5-1-2020	1,300,000	1,279,694
CityPlace Florida Community Development District (Miscellaneous Revenue)	5.00	5-1-2022	1,000,000	1,108,200
CityPlace Florida Community Development District (Miscellaneous Revenue)	5.00	5-1-2026	2,000,000	2,224,640
Collier County FL School Board Refunding Certificate of Participation (Miscellaneous Revenue, AGM Insured)	5.25	2-15-2021	1,000,000	1,172,220
Crossings At Fleming Island Florida Community Development District Refunding Senior Lien Series A-1 (Miscellaneous Revenue)	4.00	5-1-2024	1,025,000	1,019,670
Crossings At Fleming Island Florida Community Development District Refunding Senior Lien Series A-1 (Miscellaneous Revenue)	2.25	5-1-2018	1,260,000	1,257,921
Crossings At Fleming Island Florida Community Development District Refunding Senior Lien Series A-1 (Miscellaneous Revenue)	2.63	5-1-2019	1,295,000	1,289,121
Daytona Beach FL Refunding & Improvement Project (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2031	1,155,000	1,293,138
Daytona Beach FL Refunding & Improvement Project (Water & Sewer Revenue, AGM Insured)	5.00	11-1-2032	1,465,000	1,636,141
Florida Development Finance Corporation Educational Facilities Revenue Renaissance Charter School Project Series A (Education Revenue)	5.50	6-15-2022	1,240,000	1,284,876
Florida Development Finance Corporation Educational Facilities Revenue Renaissance Charter School Project Series A (Education Revenue)	8.50	6-15-2044	13,290,000	15,358,456
Florida Housing Finance Corporation Journet Place Apartments Series 1 (Housing Revenue)	7.60	12-15-2047	815,000	1,006,069
Florida Housing Finance Corporation Villa Capri Phase III (Housing Revenue)	7.60	12-15-2042	2,750,000	3,089,460
Gulf Breeze FL Miami Beach Local Government Series B (Miscellaneous Revenue, FGIC Insured)	4.75	12-1-2015	40,000	40,116
Heritage Harbor FL Community Development District (Miscellaneous Revenue)	7.75	5-1-2023	430,000	429,183
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project (Health Revenue)	6.00	11-1-2038	2,500,000	2,493,525
Indigo FL Community Development District Series C (Miscellaneous Revenue) (i)(s)	1.40	5-1-2030	2,561,001	1,289,592
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A (Education Revenue)	5.00	9-1-2025	530,000	576,375
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A (Education Revenue)	5.00	9-1-2028	1,195,000	1,273,894
Lakeside Plantation FL Community Development District Series A (Miscellaneous Revenue)	6.95	5-1-2031	1,226,000	1,226,638
Marshall Creek FL Community Development District (Miscellaneous Revenue)	6.63	5-1-2032	2,460,000	2,165,587
Miami FL HFA Jewish Home & Hospital Project (Health Revenue, SunTrust Bank LOC) ø	0.26	8-1-2026	12,060,000	12,060,000
Miami-Dade County FL Educational Facilities University of Miami Series A (Education Revenue)	5.75	4-1-2028	1,200,000	1,241,472
Miami-Dade County FL Seaport Revenue Bond Series B (Airport Revenue)	6.00	10-1-2033	500,000	600,405
Midtown Miami FL Community Development District Parking Garage Project Series A (Miscellaneous Revenue)	5.00	5-1-2029	2,500,000	2,633,950
Orlando FL Capital Improvement Special Revenue Series B (Miscellaneous Revenue)	5.00	10-1-2033	1,525,000	1,732,797

6	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Orlando FL Capital Improvement Special Revenue Series B (Miscellaneous Revenue)	5.00%	10-1-2034	$1,600,000	$1,811,200
Orlando FL Capital Improvement Special Revenue Series B (Miscellaneous Revenue)	5.00	10-1-2035	1,680,000	1,900,332
Orlando FL Capital Improvement Special Revenue Series B (Miscellaneous Revenue)	5.00	10-1-2036	1,765,000	1,993,479
Orlando FL Capital Improvement Special Revenue Series B (Miscellaneous Revenue)	5.00	10-1-2041	10,240,000	11,436,032
Palm Beach County FL PFOTER Series 4615 (Miscellaneous Revenue, Dexia Credit Local LIQ) ø	0.33	8-1-2029	20,245,000	20,245,000
Palm Beach County FL Public Improvement Series 2 (Miscellaneous Revenue)	5.38	11-1-2028	2,000,000	2,277,820
Saint Petersburg FL Health Facilities Authority All Children’s Project Series A (Health Revenue)	6.50	11-15-2039	5,500,000	6,698,010
Seminole County FL IDA Choices in Learning Series A (Education Revenue)	6.20	11-15-2026	2,060,000	2,208,155
Seminole County FL IDA Choices in Learning Series A (Education Revenue)	7.38	11-15-2041	3,525,000	4,010,146
South Miami FL Health Facilities Baptist Health (Health Revenue)	5.00	8-15-2023	2,810,000	3,043,539
St. Johns County FL IDA Refunding Glenmoor Project Series A (Health Revenue) ±	1.34	1-1-2049	750,000	255,488
St. Johns County FL IDA Refunding Subordinated Glenmoor Project Series B (Health Revenue) (s)	2.50	1-1-2049	277,527	3
Trout Creek Florida Community Development District (Miscellaneous Revenue)	4.88	5-1-2025	2,770,000	2,724,184
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, National Insured)	5.75	5-1-2020	2,020,000	2,160,814
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, National Insured)	5.75	5-1-2021	2,140,000	2,308,825
Viera East FL Community Development District Water Management Project (Water & Sewer Revenue, National Insured)	5.75	5-1-2022	2,265,000	2,446,472

				126,302,639

Georgia: 0.70%
Cobb County GA Development Authority Charter Learning Center Foundation Central Project Series A (Education Revenue)	6.38	7-1-2025	1,920,000	1,870,944
Forsyth County GA Hospital Authority Georgia Baptist Health Care System Project (Health Revenue)	6.38	10-1-2028	465,000	588,313
Georgia Municipal Association Certificate of Participation City Court Atlanta Project (Miscellaneous Revenue, Ambac Insured)	5.50	12-1-2016	2,175,000	2,182,504
Georgia Municipal Association Certificate of Participation City Court Atlanta Project (Miscellaneous Revenue, Ambac Insured)	5.50	12-1-2017	2,220,000	2,226,838
Georgia Municipal Association Certificate of Participation City Court Atlanta Project (Miscellaneous Revenue, Ambac Insured)	5.50	12-1-2018	2,500,000	2,507,250
Georgia Municipal Electric Authority Power Series EE (Utilities Revenue, Ambac Insured)	7.25	1-1-2024	400,000	538,172
Georgia Private Colleges & Universities Authority Series A (Education Revenue)	5.25	10-1-2027	2,000,000	2,226,680
Georgia Road & Tollway Authority Toll Revenue CAB I-75 South Expressway Lanes Project Series A (Transportation Revenue) 144A¤	0.00	6-1-2034	3,750,000	1,112,775
Georgia Road & Tollway Authority Toll Revenue Convertible CAB I-75 South Expressway Lanes Project Series B (Transportation Revenue) 144A¤	0.00	6-1-2049	5,600,000	3,054,296
Main Street Natural Gas Incorporated Georgia Gas Project Series A (Utilities Revenue)	5.50	9-15-2027	5,060,000	5,893,736

				22,201,508

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Guam: 0.13%
Guam Government Limited Obligation Section 30 Series A (Miscellaneous Revenue)	5.38%	12-1-2024	$3,195,000	$3,527,344
Guam Government Waterworks Authority Water & Wastewater System Project (Water & Sewer Revenue)	5.00	7-1-2019	450,000	501,134
Guam Housing Corporation Guaranteed Mortgage-Backed Securities Series A (Housing Revenue, FHLMC Insured)	5.75	9-1-2031	60,000	64,879

				4,093,357

Hawaii: 0.10%
Hawaii Series DZ (GO)	5.00	12-1-2031	2,700,000	3,071,682

Idaho: 0.59%
Boise-Kuna ID Irrigation District Arrowrock Hydroelectric Project (Utilities Revenue)	7.38	6-1-2040	6,300,000	7,441,308
Idaho Health Facilities Authority Trinity Health Credit Group Series B (Health Revenue)	6.25	12-1-2033	3,000,000	3,511,500
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A (Education Revenue)	5.75	12-1-2032	500,000	529,335
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A (Education Revenue)	6.50	12-1-2038	1,405,000	1,474,463
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A (Education Revenue)	5.85	5-1-2033	730,000	748,082
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A (Education Revenue)	6.25	5-1-2043	1,365,000	1,418,781
Idaho Housing & Finance Association Liberty Charter School Series A (Education Revenue)	6.00	6-1-2038	500,000	518,485
Idaho Housing & Finance Association Nonprofit Facilities Revenue CAB North Star Charter School Series A (Education Revenue)	6.75	7-1-2048	1,322,876	1,256,150
Idaho Housing & Finance Association Nonprofit Facilities Revenue CAB North Star Charter School Series B (Education Revenue) 144A¤	0.00	7-1-2049	1,276,564	98,053
Idaho Housing & Finance Association Series A (Education Revenue)	6.13	7-1-2038	1,500,000	1,564,335
Idaho Housing & Finance Association SFHR Series D (Housing Revenue)	6.30	7-1-2025	295,000	295,392

				18,855,884

Illinois: 20.08%
Chicago IL (Tax Revenue)	5.00	1-1-2028	4,000,000	4,274,480
Chicago IL (Tax Revenue)	5.00	1-1-2029	1,500,000	1,588,410
Chicago IL Board of Education CAB City Colleges (GO, National Insured) ¤	0.00	1-1-2025	9,935,000	6,156,421
Chicago IL Board of Education CAB School Reform Series A (GO, National Insured) ¤	0.00	12-1-2023	7,955,000	5,254,198
Chicago IL Board of Education CAB School Reform Series A (GO, National Insured) ¤	0.00	12-1-2029	5,800,000	2,651,644
Chicago IL Board of Education CAB School Reform Series A (GO, National Insured) ¤	0.00	12-1-2020	1,000,000	785,150
Chicago IL Board of Education CAB School Reform Series A (GO, National Insured) ¤	0.00	12-1-2031	2,705,000	1,088,384
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2030	29,000,000	12,360,960
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2026	4,000,000	2,204,720
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2027	40,750,000	20,874,595
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2028	22,390,000	10,860,046
Chicago IL Board of Education CAB School Reform Series B-1 (GO, AGM/FGIC Insured) ¤	0.00	12-1-2029	14,205,000	6,609,018

8	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00%	12-1-2029	$6,250,000	$2,851,250
Chicago IL Board of Education CAB School Reform Series B-1 (GO, National Insured) ¤	0.00	12-1-2031	11,750,000	4,716,215
Chicago IL Board of Education Series A (GO, National Insured) ¤	0.00	12-1-2027	4,040,000	2,070,177
Chicago IL Board of Education Series B (GO, Ambac Insured)	5.00	12-1-2023	1,000,000	1,001,870
Chicago IL Board of Education Series D (GO, AGM Insured)	5.00	12-1-2025	1,430,000	1,463,619
Chicago IL CAB City Colleges (GO, National Insured) ¤	0.00	1-1-2029	25,755,000	12,542,943
Chicago IL CAB City Colleges (GO, National Insured) ¤	0.00	1-1-2030	5,745,000	2,626,557
Chicago IL CAB City Colleges (GO, National Insured) ¤	0.00	1-1-2034	11,600,000	4,093,060
Chicago IL CAB Project & Refunding Series A (GO, National Insured)	5.56	1-1-2021	3,520,000	3,642,250
Chicago IL CAB Project & Refunding Series C (GO, AGM Insured) ¤	0.00	1-1-2026	7,360,000	4,279,472
Chicago IL CAB Series A (GO, National Insured) ¤	0.00	1-1-2027	3,955,000	2,154,724
Chicago IL CAB Series A (GO, National Insured) ¤	0.00	1-1-2028	5,515,000	2,839,729
Chicago IL CAB Series A (GO, National Insured) ¤	0.00	1-1-2029	4,125,000	2,008,916
Chicago IL CAB Series C (GO) ¤	0.00	1-1-2031	4,945,000	1,930,577
Chicago IL O’Hare International Airport (Airport Revenue, AGM Insured)	5.50	1-1-2043	4,530,000	5,022,411
Chicago IL O’Hare International Airport (Airport Revenue)	5.75	1-1-2038	7,500,000	8,369,250
Chicago IL O’Hare International Airport AMT Passenger Facility Charge Series B (Airport Revenue)	5.00	1-1-2026	5,000,000	5,393,600
Chicago IL O’Hare International Airport AMT Senior Lien Series A (Airport Revenue)	5.00	1-1-2025	2,000,000	2,175,560
Chicago IL O’Hare International Airport AMT Senior Lien Series C (Airport Revenue)	5.50	1-1-2044	4,000,000	4,323,680
Chicago IL O’Hare International Airport Customer Facility Charge Senior Lien Series D (Airport Revenue)	5.75	1-1-2043	4,500,000	4,999,950
Chicago IL O’Hare International Airport Third Lien Series A (Airport Revenue)	5.75	1-1-2039	2,760,000	3,114,467
Chicago IL O’Hare International Airport Third Lien Series B (Airport Revenue, National Insured)	6.00	1-1-2027	1,200,000	1,205,472
Chicago IL Park District Limited Tax Series A (GO)	5.75	1-1-2038	6,715,000	7,151,274
Chicago IL Series A (GO, National Insured)	5.00	1-1-2029	4,000,000	4,039,760
Chicago IL Series A (GO, AGM Insured)	5.00	1-1-2028	9,550,000	9,801,356
Chicago IL Series C (GO)	5.00	1-1-2034	24,015,000	22,525,830
Chicago IL Transit Authority Sales Tax Receipts Revenue Bonds (Tax Revenue)	5.25	12-1-2040	11,675,000	12,204,345
Chicago IL Transit Authority Sales Tax Receipts Revenue Bonds (Tax Revenue, AGM Insured)	5.00	12-1-2044	4,000,000	4,259,520
Chicago IL Wastewater Transmission (Water & Sewer Revenue)	5.00	1-1-2027	4,000,000	4,201,360
Chicago IL Wastewater Transmission Refunding Bond Second Lien Series B (Water & Sewer Revenue, National Insured)	5.00	1-1-2030	2,500,000	2,528,475
Chicago IL Water Revenue Second Lien (Water & Sewer Revenue)	5.00	11-1-2029	4,600,000	4,883,728
Chicago IL Water Revenue Second Lien (Water & Sewer Revenue)	5.00	11-1-2030	5,000,000	5,279,100
Chicago IL Water Revenue Second Lien Series A (Water & Sewer Revenue, Ambac Insured)	5.00	11-1-2032	15,500,000	16,066,990
Cook County IL Community College District #508 (GO)	5.25	12-1-2043	4,000,000	4,351,320
Cook County IL Community College District #508 (GO)	5.50	12-1-2038	6,000,000	6,692,280
Cook County IL Series C (GO, AGM Insured)	5.00	11-15-2024	4,240,000	4,599,891
Cook County IL Series C (GO)	5.00	11-15-2025	2,140,000	2,275,441
Cook County IL Series C (GO)	5.00	11-15-2027	325,000	342,570
Cook County IL Series C (GO)	5.00	11-15-2028	3,455,000	3,628,303
Cook County IL Series G (GO)	5.00	11-15-2028	27,000,000	28,438,290
DeKalb-Kane-Lasalle Counties IL Kishwaukee Community College District #523 Series B (GO) ¤	0.00	2-1-2019	725,000	673,735

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois (GO, Ambac Insured)	5.00%	4-1-2020	$5,905,000	$5,923,719
Illinois (GO)	5.00	1-1-2022	2,260,000	2,294,781
Illinois (Miscellaneous Revenue)	5.00	7-1-2022	6,750,000	7,287,165
Illinois (GO)	5.00	1-1-2023	1,245,000	1,263,401
Illinois (GO, Ambac Insured)	5.00	4-1-2024	1,830,000	1,831,482
Illinois (Miscellaneous Revenue)	5.00	8-1-2024	2,610,000	2,774,117
Illinois (Miscellaneous Revenue)	5.00	8-1-2025	4,000,000	4,220,160
Illinois (GO, AGM Insured)	5.00	4-1-2026	3,000,000	3,228,750
Illinois (GO, Ambac Insured)	5.00	4-1-2027	7,585,000	7,588,565
Illinois (GO)	5.00	4-1-2028	3,685,000	3,760,358
Illinois (GO, Ambac Insured)	5.00	4-1-2028	6,705,000	6,707,481
Illinois (Miscellaneous Revenue)	5.25	7-1-2030	2,500,000	2,611,175
Illinois (Miscellaneous Revenue)	5.50	7-1-2025	6,000,000	6,538,260
Illinois (GO)	5.50	1-1-2030	2,900,000	3,180,459
Illinois (Miscellaneous Revenue)	5.50	7-1-2038	4,000,000	4,197,800
Illinois Development Finance Authority Balance Community Rehabilitation Series A (Health Revenue) (s)	3.94	7-1-2020	84,516	43,686
Illinois Finance Authority Advocate Healthcare Network Series D (Health Revenue)	6.50	11-1-2038	5,415,000	6,344,701
Illinois Finance Authority Centegra Health System Project (Health Revenue)	5.00	9-1-2018	1,325,000	1,440,606
Illinois Finance Authority Centegra Health System Project (Health Revenue)	5.00	9-1-2020	1,465,000	1,618,283
Illinois Finance Authority Charter Schools Refunding Bond Series A (Education Revenue)	6.88	10-1-2031	1,930,000	2,152,761
Illinois Finance Authority Charter Schools Series A (Education Revenue)	6.25	9-1-2039	7,955,000	8,995,991
Illinois Finance Authority Charter Schools Series A (Education Revenue)	7.13	10-1-2041	3,800,000	4,267,628
Illinois Finance Authority Medical District Commission Project A (Health Revenue, AGC Insured)	4.13	9-1-2018	675,000	682,668
Illinois Finance Authority Northwestern Memorial Hospital Project Series A (Health Revenue)	6.00	8-15-2039	5,000,000	5,696,450
Illinois Finance Authority Student Housing Illinois State University (Education Revenue)	6.75	4-1-2031	8,000,000	9,128,800
Illinois Finance Authority University of Chicago Series B (Education Revenue)	6.25	7-1-2038	3,115,000	3,582,562
Illinois Municipal Electric Agency Power Supply System Series A (Utilities Revenue)	5.00	2-1-2030	7,000,000	7,898,310
Illinois Municipal Electric Agency Power Supply System Series A (Utilities Revenue)	5.00	2-1-2031	8,000,000	8,990,480
Illinois Municipal Electric Agency Power Supply System Series A (Utilities Revenue)	5.00	2-1-2032	18,000,000	20,131,200
Illinois Series 1 (GO, National Insured)	6.00	11-1-2026	3,200,000	3,629,408
Illinois Series A (GO)	5.00	4-1-2021	6,675,000	7,231,361
Illinois Series A (GO, AGM Insured)	5.00	4-1-2024	3,000,000	3,270,660
Illinois Sports Facilities Authority (Tax Revenue, AGM Insured)	5.00	6-15-2028	4,030,000	4,358,647
Illinois Sports Facilities Authority (Tax Revenue, AGM Insured)	5.25	6-15-2032	3,500,000	3,788,260
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2021	7,595,000	6,085,266
Illinois Sports Facilities Authority State Tax Supported CAB (Tax Revenue, Ambac Insured) ¤	0.00	6-15-2025	1,040,000	662,272
Illinois Sports Facilities Authority State Tax Supported Refunding Bonds (Tax Revenue, AGM Insured)	5.00	6-15-2025	3,745,000	4,150,546
Illinois Sports Facilities Authority State Tax Supported Refunding Bonds (Tax Revenue, AGM Insured)	5.00	6-15-2026	4,775,000	5,249,110
Illinois Sports Facilities Authority State Tax Supported Refunding Bonds (Tax Revenue, AGM Insured)	5.00	6-15-2027	8,355,000	9,089,070
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured, Landesbank Hessen-Thüringen SPA) ø	0.35	1-1-2016	13,300,000	13,300,000

10	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Toll Highway Authority Series B (Transportation Revenue, AGM Insured, Landesbank Hessen-Thüringen SPA) ø	0.35%	1-1-2017	$15,000,000	$15,000,000
Illinois Toll Highway Authority Series B (Transportation Revenue)	5.00	1-1-2039	1,500,000	1,644,585
Kane & DeKalb Counties IL Community Unit School District #302 School Building (GO, AGM Insured)	5.50	2-1-2025	1,265,000	1,301,040
Kane & DeKalb Counties IL Community Unit School District #302 School Building (GO, AGM Insured)	5.50	2-1-2026	3,610,000	3,712,163
Kane Cook & DuPage Counties IL School District #46 CAB Series B (GO, Ambac Insured) ¤	0.00	1-1-2023	8,225,000	6,861,706
Kane Cook & DuPage Counties IL School District #46 CAB Series B (GO, Ambac Insured) ¤	0.00	1-1-2023	15,025,000	11,487,815
Kendall Kane & Will Counties IL CAB School District #308 (GO, AGM Insured) ¤	0.00	2-1-2025	1,760,000	1,224,256
Kendall Kane & Will Counties IL CAB School District #308 (GO, AGM Insured) ¤	0.00	2-1-2026	5,050,000	3,315,628
Kendall Kane & Will Counties IL CAB School District #308 (GO, AGM Insured) ¤	0.00	2-1-2027	12,050,000	7,458,589
Lake County IL School District #24 Millburn CAB (GO, National Insured) ¤	0.00	1-1-2024	2,000,000	1,431,740
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2018	3,800,000	3,578,498
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2019	675,000	614,250
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2020	1,250,000	1,094,838
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2021	1,175,000	988,927
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2024	5,385,000	3,856,899
Lake County IL Township High School District #126 Zion-Benton CAB (GO, National Insured) ¤	0.00	2-1-2020	910,000	801,892
McHenry & Kane Counties IL Community Consolidated School District #158 (GO)	5.63	1-15-2032	2,500,000	2,879,125
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (GO, AGM/FGIC Insured) ¤	0.00	1-1-2023	1,905,000	1,456,525
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (GO, National Insured) ¤	0.00	1-1-2019	765,000	722,711
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (GO, National Insured) ¤	0.00	1-1-2021	6,250,000	5,236,875
McHenry County IL Community Unit School District #12 (GO, Build America Mutual Assurance Company Insured)	5.00	1-1-2033	1,835,000	1,987,929
Metropolitan Pier & Exposition Authority Illinois CAB FSA (Tax Revenue, AGM/MBIA Insured) ¤	0.00	12-15-2029	25,700,000	13,717,118
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2026	8,925,000	5,633,639
Metropolitan Pier & Exposition Authority Illinois CAB McCormick Place Expansion Project Series A (Tax Revenue, National Insured) ¤	0.00	12-15-2031	18,560,000	8,865,370
Regional Transportation Authority Illinois (Tax Revenue, AGM Insured)	5.75	6-1-2023	400,000	487,548
Sangamon County IL School District #186 Certificate of Participation Hay-Edwards Elementary School Project Series A (Miscellaneous Revenue, ACA Insured)	5.88	8-15-2018	2,345,000	2,256,969
Southwestern Illinois Development Authority Local Government Program Collinsville Limited (Tax Revenue)	5.00	3-1-2025	2,525,000	2,098,679
Springfield IL Senior Lien Notes (Utilities Revenue, National Insured)	5.00	3-1-2024	1,425,000	1,513,236
Tazewell County IL School District #51 (GO, National Insured)	9.00	12-1-2023	500,000	719,375
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, National Insured) ¤	0.00	4-1-2026	2,355,000	1,560,776
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue, National Insured) ¤	0.00	4-1-2027	2,435,000	1,534,099
University of Illinois Auxiliary Facilities Systems Series A (Education Revenue)	5.75	4-1-2038	14,000,000	16,257,640

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Will County IL Community Unified School District #201 U Crete-Monee CAB (GO, National Insured) ¤	0.00%	11-1-2023	$1,500,000	$1,108,620

				639,082,802

Indiana: 1.56%
Indiana Finance Authority AMT-I-69 Development Partners LLC (Miscellaneous Revenue)	5.25	9-1-2034	5,000,000	5,439,500
Indiana Finance Authority AMT-I-69 Development Partners LLC (Miscellaneous Revenue)	5.25	9-1-2040	5,000,000	5,352,600
Indiana Finance Authority Environmental Duke Energy Series B (Industrial Development Revenue)	6.00	8-1-2039	2,000,000	2,308,880
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A (Industrial Development Revenue)	5.00	7-1-2035	9,970,000	10,566,405
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A (Industrial Development Revenue)	5.00	7-1-2040	2,470,000	2,575,840
Indiana HEFA Clarian Health Series B (Health Revenue)	5.00	2-15-2022	3,050,000	3,134,882
Indianapolis IN Local Public Improvement Bond Bank Airport Authority Project Series F (Miscellaneous Revenue, Ambac Insured)	5.00	1-1-2023	2,750,000	2,859,588
Indianapolis IN Local Public Improvement Bond Bank ROC RR II R-11779 (Water & Sewer Revenue, AGM Insured, Citibank NA LIQ) 144Aø	0.27	1-1-2017	15,000,000	15,000,000
Valparaiso IN Pratt Paper LLC Project (Industrial Development Revenue)	5.88	1-1-2024	2,235,000	2,537,127

				49,774,822

Iowa: 0.08%
Coralville IA Certificate of Participation Series D (Miscellaneous Revenue)	5.25	6-1-2026	2,695,000	2,663,388

Kansas: 0.11%
Sedgwick & Shawnee Counties KS Mortgage-Backed Securities Series A2 (Housing Revenue, GNMA Insured)	6.70	6-1-2029	90,000	90,970
Wyandotte County & Kansas City KS Unified Government Special Obligation Second Lien CAB Series A (Tax Revenue) ¤	0.00	6-1-2021	4,585,000	3,331,323

				3,422,293

Kentucky: 1.48%
Kentucky EDFA Balance Norton Series B (Health Revenue, National Insured) ¤	0.00	10-1-2028	4,845,000	2,818,433
Kentucky EDFA Catholic Health Initiatives Series B (Health Revenue) ø	1.47	2-1-2046	22,715,000	22,383,815
Kentucky EDFA Norton Healthcare Incorporated Series B (Health Revenue, National Insured) ¤	0.00	10-1-2024	9,260,000	6,575,156
Kentucky EDFA Series 2980 (Health Revenue, Morgan Stanley Bank LIQ) 144Aø	0.39	8-15-2024	10,500,000	10,500,000
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project Series B (Transportation Revenue) ¤	0.00	7-1-2030	2,000,000	906,200
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project Series B (Transportation Revenue) ¤	0.00	7-1-2031	2,780,000	1,172,187
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project Series B (Transportation Revenue) ¤	0.00	7-1-2032	2,500,000	976,200
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project Series C (Transportation Revenue) ¤	0.00	7-1-2033	1,000,000	700,690
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project Series C (Transportation Revenue) ¤	0.00	7-1-2034	1,505,000	1,051,784

				47,084,465

12	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Louisiana: 2.21%
Louisiana Local Government Environmental Facilities (Miscellaneous Revenue, Ambac Insured)	5.25%	12-1-2018	$3,295,000	$3,388,380
Louisiana Public Facilities Authority Dock & Impala Warehousing LLC Project (Miscellaneous Revenue)	6.50	7-1-2036	10,500,000	12,042,555
Louisiana Tobacco Settlement Financing Corporation Revenue Bonds Series A (Tobacco Revenue)	5.00	5-15-2025	12,500,000	12,790,375
New Orleans LA (GO, FGIC Insured)	5.50	12-1-2021	2,050,000	2,287,206
New Orleans LA Aviation Board AMT Series B (Airport Revenue)	5.00	1-1-2031	1,000,000	1,101,670
New Orleans LA Aviation Board AMT Series B (Airport Revenue, AGM Insured)	5.00	1-1-2032	9,000,000	9,930,240
New Orleans LA Aviation Board AMT Series B (Airport Revenue, AGM Insured)	5.00	1-1-2033	3,000,000	3,299,970
New Orleans LA Aviation Board AMT Series B (Airport Revenue)	5.00	1-1-2034	4,750,000	5,169,473
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Series A (Airport Revenue)	6.50	1-1-2040	6,500,000	7,378,475
St. James Parish LA Nucor Steel LLC Project Gulf Opportunity Zone Series A-1 (Industrial Development Revenue) ø	0.36	11-1-2040	13,000,000	13,000,000

				70,388,344

Maine: 0.18%
Maine Educational Loan Authority Student Loan Series A-3 Class A (Education Revenue, AGM Insured)	5.88	12-1-2039	5,310,000	5,788,272

Maryland: 0.01%
Howard County MD Certificate of Participation Agricultural Land Preservation #90-23 Series A (Miscellaneous Revenue)	8.00	8-15-2020	296,000	369,559

Massachusetts: 0.68%
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	8.00	4-15-2031	2,150,000	2,482,197
Massachusetts Development Finance Agency Sabis International Charter Series A (Education Revenue)	8.00	4-15-2039	3,900,000	4,497,597
Massachusetts Educational Finance Authority Series B (Education Revenue)	5.38	1-1-2020	2,095,000	2,251,413
Massachusetts Educational Finance Authority Series E (Education Revenue, Ambac Insured)	5.30	1-1-2016	40,000	40,158
Massachusetts Educational Finance Authority Series I (Education Revenue)	6.00	1-1-2028	2,105,000	2,222,627
Massachusetts Educational Finance Authority Series J (Education Revenue)	5.00	7-1-2020	6,000,000	6,674,520
Massachusetts Educational Finance Authority Series J (Education Revenue)	5.00	7-1-2021	3,000,000	3,350,130

				21,518,642

Michigan: 5.59%
Detroit MI Distribution of State Aid (GO)	5.00	11-1-2030	2,755,000	2,896,883
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2018	3,050,000	2,570,357
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2019	3,050,000	2,423,256
Detroit MI Downtown Development Authority CAB (Tax Revenue) ¤	0.00	7-1-2020	2,070,000	1,545,276
Detroit MI Water Supply System Second Lien Series B (Water & Sewer Revenue, AGM Insured)	7.00	7-1-2036	9,675,000	11,211,584
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2026	1,075,000	1,212,385
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2028	1,450,000	1,610,124
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2029	1,350,000	1,487,673
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2030	1,775,000	1,948,364
Livonia MI Public Schools School District Building & Site Series I (GO)	5.00	5-1-2031	1,425,000	1,561,116

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Michigan Finance Authority Limited Obligation Holly Academy (Education Revenue)	6.50%	10-1-2020	$180,000	$196,220
Michigan Finance Authority Limited Obligation Holly Academy (Education Revenue)	8.00	10-1-2040	1,175,000	1,374,515
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	7.50	12-1-2020	360,000	383,962
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	8.00	12-1-2030	1,135,000	1,242,462
Michigan Finance Authority Limited Obligation Series A (Miscellaneous Revenue)	8.25	12-1-2039	2,220,000	2,451,257
Michigan Finance Authority Public School Academy University Learning (Education Revenue)	5.25	11-1-2015	70,000	70,358
Michigan Finance Authority Public School Academy University Learning (Education Revenue)	6.25	11-1-2020	440,000	471,442
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D4 (Water & Sewer Revenue)	5.00	7-1-2031	6,500,000	6,982,300
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D6 (Water & Sewer Revenue, National Insured)	5.00	7-1-2036	3,250,000	3,501,323
Michigan Finance Authority Refunding Notes Local Government Loan Program Public Lighting Authority Series B (Tax Revenue)	5.00	7-1-2044	12,625,000	13,192,620
Michigan Finance Authority Revenue Local Government Loan Program Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2025	2,000,000	2,271,320
Michigan Finance Authority Revenue Local Government Loan Program Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2026	1,945,000	2,187,853
Michigan Finance Authority Revenue Local Government Loan Program Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2027	2,260,000	2,521,731
Michigan Finance Authority Revenue Local Government Loan Program Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2028	3,480,000	3,858,868
Michigan Finance Authority Revenue Local Government Loan Program Series C (Water & Sewer Revenue, National Insured)	5.00	7-1-2032	5,750,000	6,262,785
Michigan Finance Authority Revenue Local Government Loan Program Series D (Water & Sewer Revenue, National Insured)	5.00	7-1-2027	1,000,000	1,115,810
Michigan Finance Authority Revenue Series H-1 (Tax Revenue)	5.00	10-1-2031	1,340,000	1,487,561
Michigan Finance Authority Revenue Series H-1 (Tax Revenue)	5.00	10-1-2032	2,000,000	2,215,260
Michigan Finance Authority Revenue Series H-1 (Tax Revenue)	5.00	10-1-2033	2,975,000	3,285,352
Michigan Finance Authority Revenue Series H-1 (Tax Revenue)	5.00	10-1-2034	3,670,000	4,077,187
Michigan Finance Authority Revenue Series H-1 (Tax Revenue)	5.00	10-1-2039	7,955,000	8,686,860
Michigan Municipal Bond Authority Revenue CAB Local Government Loan Program Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00	5-1-2016	175,000	172,328
Michigan Municipal Bond Authority Revenue CAB Local Government Loan Program Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00	5-1-2017	365,000	348,557
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	4.00	11-1-2021	150,000	149,784
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series A (Miscellaneous Revenue, Ambac Insured)	5.00	5-1-2017	550,000	573,337
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	4.25	12-1-2016	2,770,000	2,825,705
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2015	1,480,000	1,495,644
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2017	2,475,000	2,555,413
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series B Group A (Miscellaneous Revenue, Ambac Insured)	5.25	12-1-2023	1,185,000	1,200,251
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	3.63	5-1-2016	1,000,000	1,010,760

14	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	3.75%	5-1-2017	$450,000	$457,457
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	4.00	5-1-2019	100,000	100,884
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series C (Miscellaneous Revenue, Ambac Insured)	4.75	5-1-2027	4,610,000	4,630,653
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00	5-1-2019	75,000	66,795
Michigan Municipal Bond Authority Revenue Local Government Loan Program Series G (Miscellaneous Revenue, Ambac Insured) ¤	0.00	5-1-2020	205,000	176,216
Michigan PFOTER Series 4711 (GO, AGM/Qualified School Board Loan Fund Insured, Dexia Credit Local LIQ) 144Aø	0.39	5-1-2029	19,780,000	19,780,000
Michigan Public Educational Facilities Authority Bradford Academy Project (Education Revenue)	8.75	9-1-2039	3,500,000	2,274,965
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Education Revenue) 144A	6.50	9-1-2037	3,745,000	2,434,213
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project (Education Revenue)	8.50	9-1-2029	1,500,000	974,985
Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy (Education Revenue)	7.00	10-1-2036	1,195,000	1,233,240
Michigan Public Educational Facilities Authority Limited Obligation Nataki Talibah (Miscellaneous Revenue) (i)	6.25	10-1-2023	800,000	399,968
Michigan Public Educational Facilities Authority Madison Academy Project (Education Revenue)	8.38	12-1-2030	2,085,000	2,318,186
Michigan Public Educational Facilities Authority Madison Academy Project (Education Revenue)	8.63	12-1-2039	4,170,000	4,675,904
Michigan Strategic Fund Limited Obligation Detroit Edison Company Exempt Facilities Project Series KT (Utilities Revenue)	5.63	7-1-2020	1,200,000	1,403,640
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	15,500,000	15,717,310
Oakland County MI Economic Development Corporation The Academy of The Sacred Heart Project Series A (Education Revenue)	6.50	12-15-2036	4,505,000	4,484,187
Star International Academy Michigan (Miscellaneous Revenue)	3.15	3-1-2016	200,000	201,172
Star International Academy Michigan (Miscellaneous Revenue)	3.40	3-1-2017	100,000	101,477
Wayne Charter County MI Building Improvement Series A (GO)	6.75	11-1-2039	9,080,000	8,704,088
Wayne County MI Airport Authority Junior Lien (Airport Revenue, National Insured)	5.00	12-1-2016	1,115,000	1,179,124

				177,950,307

Minnesota: 0.02%
Baytown Township MN St. Croix Preparatory Academy Series A (Education Revenue)	7.00	8-1-2038	750,000	779,835

Mississippi: 0.76%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (Water & Sewer Revenue, AGM Insured)	5.00	9-1-2030	8,155,000	9,088,421
Perry County MS PCR Leaf River Forest Product Project (Industrial Development Revenue, Georgia-Pacific LLC LOC) 144Aø	0.30	2-1-2022	15,000,000	15,000,000

				24,088,421

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Missouri: 0.56%
Independence MO Thirty-Ninth Street Transportation District Improvement Development Road Improvement Project (Tax Revenue)	6.88%	9-1-2032	$4,600,000	$4,802,032
Manchester MO Highway 141 Manchester Road Project (Tax Revenue)	6.00	11-1-2025	1,835,000	1,926,952
Sikeston MO The Electric System of the Board of Municipal Utilities (Utilities Revenue, National Insured)	6.00	6-1-2016	1,500,000	1,569,690
St. Louis MO IDA Convention Center Hotel (Miscellaneous Revenue, Ambac Insured) ¤	0.00	7-15-2019	2,475,000	2,213,492
St. Louis MO Lambert St. Louis International Airport Series A-1 (Airport Revenue)	6.25	7-1-2029	2,000,000	2,285,660
St. Louis MO PFOTER Series 3584 (Airport Revenue, National Insured, Dexia Credit Local LIQ) ø	0.25	7-1-2030	5,175,000	5,175,000

				17,972,826

Nebraska: 0.04%
Nebraska Central Plains Energy Project #3 (Utilities Revenue)	5.00	9-1-2027	1,020,000	1,128,487

Nevada: 0.04%
Las Vegas NV Special Improvement District #60 Local Improvement (Miscellaneous Revenue)	5.00	6-1-2022	525,000	560,039
Las Vegas NV Special Improvement District #60 Local Improvement (Miscellaneous Revenue)	5.00	6-1-2023	415,000	443,208
Las Vegas NV Special Improvement District #60 Local Improvement (Miscellaneous Revenue)	5.00	6-1-2024	290,000	310,802

				1,314,049

New Hampshire: 0.06%
Manchester NH Housing & RDA CAB Series B (Miscellaneous Revenue, ACA Insured) ¤	0.00	1-1-2021	2,375,000	1,697,246
Manchester NH Housing & RDA CAB Series B (Miscellaneous Revenue, ACA Insured) ¤	0.00	1-1-2025	250,000	129,418

				1,826,664

New Jersey: 5.96%
Bayonne NJ School Refunding Bonds (GO, AGM Insured)	5.00	7-15-2023	2,505,000	2,867,448
New Jersey EDA Natural Gas Company Project Series C (Utilities Revenue, National Insured) ±	4.90	10-1-2040	5,680,000	5,745,093
New Jersey EDA Rowan University Student Housing Project Series A (Housing Revenue)	5.00	1-1-2024	1,150,000	1,275,028
New Jersey EDA Rowan University Student Housing Project Series A (Housing Revenue)	5.00	1-1-2025	1,300,000	1,443,169
New Jersey EDA School Facilities Construction Project Series C (Miscellaneous Revenue) ±	1.87	2-1-2018	3,000,000	3,036,450
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.62	9-1-2027	10,675,000	10,469,827
New Jersey EDA School Facilities Construction Project Series I (Miscellaneous Revenue) ±	1.67	3-1-2028	40,085,000	39,334,208
New Jersey EDA Special Facility Revenue Continental Airlines Incorporated Project (Industrial Development Revenue)	4.88	9-15-2019	6,500,000	6,801,210
New Jersey Tobacco Settlement Financing Corporation Series C (Tobacco Revenue, Morgan Stanley Bank LIQ) 144Aø	0.72	6-1-2029	5,000,000	5,000,000
New Jersey TTFA (Transportation Revenue)	6.00	12-15-2038	10,425,000	11,560,804

16	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey TTFA CAB Series A (Transportation Revenue) ¤	0.00%	12-15-2030	$19,575,000	$8,667,810
New Jersey TTFA CAB Series A (Transportation Revenue) ¤	0.00	12-15-2026	6,000,000	3,454,080
New Jersey TTFA Series A (Miscellaneous Revenue, National Insured)	5.75	6-15-2023	2,000,000	2,290,100
New Jersey TTFA Series A (Miscellaneous Revenue, National Insured)	5.75	6-15-2025	10,000,000	11,526,700
New Jersey TTFA Series AA (Miscellaneous Revenue)	5.00	6-15-2038	9,990,000	10,184,905
New Jersey TTFA Series B (Miscellaneous Revenue)	5.00	6-15-2042	10,000,000	10,115,500
New Jersey TTFA Series B (Miscellaneous Revenue)	5.25	6-15-2036	3,435,000	3,562,816
New Jersey TTFA Series C (, Miscellaneous Revenue)	5.25	6-15-2032	3,345,000	3,520,646
New Jersey TTFA Series D (Transportation Revenue)	5.00	6-15-2032	4,655,000	4,760,529
Newark NJ Housing Authority Port Newark Marine Terminal Rental (Miscellaneous Revenue, National Insured)	5.00	1-1-2032	7,620,000	8,475,421
Newark NJ Qualified General Improvement Series A (GO)	5.00	7-15-2025	5,000,000	5,315,250
Newark NJ Qualified General Improvement Series A (GO)	5.00	7-15-2026	2,205,000	2,320,035
Newark NJ Qualified General Improvement Series A (GO)	5.00	7-15-2027	6,035,000	6,295,290
Newark NJ Qualified General Improvement Series A (GO)	5.25	7-15-2024	1,325,000	1,436,181
Newark NJ Qualified General Improvement Series B (GO)	5.00	7-15-2025	385,000	409,274
Newark NJ Qualified General Improvement Series B (GO)	5.00	7-15-2026	395,000	415,607
Newark NJ Qualified General Improvement Series B (GO)	5.00	7-15-2027	405,000	422,468
Newark NJ Qualified General Improvement Series B (GO)	5.25	7-15-2024	375,000	406,466
Rutgers NJ State University Series L (Education Revenue)	5.00	5-1-2033	3,560,000	4,003,505
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2023	1,500,000	1,637,115
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2024	4,500,000	4,914,855
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2025	3,400,000	3,689,102
South Jersey NJ Transportation Authority Series A (Transportation Revenue)	5.00	11-1-2026	3,920,000	4,230,229

				189,587,121

New Mexico: 0.34%
New Mexico Mortgage Finance Authority SFMR Class I (Housing Revenue, GNMA/FNMA/FHLMC Insured)	5.35	3-1-2030	815,000	866,883
New Mexico Municipal Energy Acquisition Authority Gas Supply Sub Series B (Utilities Revenue, Royal Bank of Canada SPA) ±	0.87	11-1-2039	10,000,000	10,014,700

				10,881,583

New York: 10.02%
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A (Education Revenue)	7.65	2-1-2044	3,500,000	3,934,840
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A (Education Revenue)	8.25	2-1-2041	9,890,000	11,433,928
Metropolitan Transportation Authority New York Series 2008-C (Transportation Revenue)	6.50	11-15-2028	8,000,000	9,380,880
Metropolitan Transportation Authority New York Series D-1 (Transportation Revenue)	5.25	11-15-2044	42,180,000	47,246,662
Metropolitan Transportation Authority New York Services Contract Series 7 (Miscellaneous Revenue)	5.63	7-1-2016	790,000	803,027
New York Dormitory Authority North Shore-Long Island Jewish Obligated Group Series B (Health Revenue) ±	0.92	5-1-2018	2,245,000	2,244,731
New York Dormitory Authority Series B (Tax Revenue)	5.75	3-15-2036	10,000,000	11,459,300
New York Energy R&D Authority Brooklyn Union Gas Company Series B (Utilities Revenue) (x)	13.52	7-1-2026	4,300,000	4,344,204

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York Energy R&D Authority Linked SAVRS & Residual Interest Bonds Brooklyn (Utilities Revenue)	6.95%	7-1-2026	$2,600,000	$2,613,364
New York NY Housing Development Corporation 8 Spruce Street Class E (Housing Revenue)	3.50	2-15-2048	3,000,000	2,986,230
New York NY Housing Development Corporation Mortgage Refunding Bond 8 Spruce Street Class F (Housing Revenue)	4.50	2-15-2048	3,500,000	3,559,885
New York NY Municipal Water Finance Authority 2nd General Resolution Series AA (Water & Sewer Revenue)	5.00	6-15-2044	17,400,000	19,027,248
New York NY Municipal Water Finance Authority 2nd General Resolution Series BB (Water & Sewer Revenue)	5.00	6-15-2044	30,265,000	33,309,054
New York NY Municipal Water Finance Authority 2nd General Resolution Series BB (Water & Sewer Revenue)	5.25	6-15-2044	9,800,000	10,951,598
New York NY Municipal Water Finance Authority 2nd General Resolution Series DD (Water & Sewer Revenue)	6.00	6-15-2040	11,625,000	13,162,406
New York NY Municipal Water Finance Authority 2nd General Resolution Series FF (Water & Sewer Revenue)	5.00	6-15-2045	10,765,000	11,712,858
New York NY Municipal Water Finance Authority Series 2009-A (Water & Sewer Revenue)	5.75	6-15-2040	5,000,000	5,617,400
New York NY Municipal Water Finance Authority Water & Sewer System Series A (Water & Sewer Revenue)	5.00	6-15-2038	36,650,000	39,203,772
New York NY Municipal Water Finance Authority Water & Sewer System Series DD (Water & Sewer Revenue)	5.00	6-15-2026	3,255,000	3,775,344
New York NY Series F-1 (GO)	5.00	3-1-2032	3,000,000	3,362,370
New York NY Transitional Finance Authority Building Aid Fiscal Year 2009 Series S-4 (Miscellaneous Revenue)	5.75	1-15-2039	2,500,000	2,861,150
New York NY Transitional Finance Authority Future Tax Secured Revenue Series I (Tax Revenue)	5.00	5-1-2033	5,395,000	6,091,063
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bonds Series A (Tax Revenue)	5.00	8-1-2031	17,075,000	19,524,750
New York Urban Development Corporation Certificate of Participation James A Farley Post Office Project (Miscellaneous Revenue) 144A	4.20	2-1-2017	21,000,000	20,942,250
New York Urban Development Corporation Personal Income Tax Series A Group B (Tax Revenue)	5.00	3-15-2031	14,420,000	16,425,534
Niagara Falls NY Public Improvement Project (GO, National Insured)	7.50	3-1-2016	685,000	713,599
Niagara Falls NY Public Improvement Project (GO, National Insured)	7.50	3-1-2016	65,000	68,123
Port Authority of New York & New Jersey Special Obligation JFK International Airport Terminal 6 (Airport Revenue, National Insured)	5.75	12-1-2025	4,000,000	4,011,400
Suffolk NY Tobacco Securitization Corporation Series B (Tobacco Revenue)	4.50	6-1-2026	520,000	558,537
Suffolk NY Tobacco Securitization Corporation Series B (Tobacco Revenue)	5.00	6-1-2025	500,000	557,980
Westchester County NY Local Development Corporation Pace University Series A (Education Revenue)	5.00	5-1-2034	1,750,000	1,877,750
Westchester County NY Local Development Pace University Series B (Education Revenue) ø	1.50	5-1-2044	5,000,000	5,000,000

				318,761,237

North Carolina: 0.61%
North Carolina Eastern Municipal Power Agency Series A (Utilities Revenue)	5.50	1-1-2026	1,250,000	1,411,775
North Carolina Eastern Municipal Power Agency Series C (Utilities Revenue)	6.75	1-1-2024	2,000,000	2,348,760
North Carolina Medical Care Commission University Health Systems of Eastern Carolina Series D (Health Revenue)	6.00	12-1-2029	5,000,000	5,808,900

18	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

North Carolina (continued)
North Carolina Medical Care Commission University Health Systems of Eastern Carolina Series D (Health Revenue)	6.25%	12-1-2033	$8,500,000	$9,946,190

				19,515,625

Ohio: 2.62%
Akron OH Sewer System (Water & Sewer Revenue, Ambac Insured)	5.00	12-1-2016	1,500,000	1,584,225
Allen County OH Catholic Healthcare Series B (Health Revenue)	5.25	9-1-2027	3,825,000	4,339,922
Cleveland OH Airport System Revenue Series A (Airport Revenue)	5.00	1-1-2025	4,015,000	4,493,749
Cleveland OH Airport System Revenue Series A (Airport Revenue, AGM Insured)	5.00	1-1-2031	3,600,000	3,942,324
Kings OH Local School District (GO, National/FGIC Insured)	7.50	12-1-2016	435,000	462,253
Montgomery County OH Hospital Kettering Medical Center (Health Revenue, National Insured)	6.25	4-1-2020	2,500,000	2,774,450
Ohio Air Quality Development Authority AMT Refunding Bond Pollution Control 1st Energy Series C (Industrial Development Revenue) ±	3.95	11-1-2032	5,000,000	5,150,100
Ohio Enterprise Bond Toledo Series 2A (Industrial Development Revenue)	5.50	12-1-2019	1,625,000	1,783,340
Ohio Private Activity Revenue AMT Portsmouth Bypass Project (Industrial Development Revenue)	5.00	12-31-2025	1,820,000	2,040,511
Ohio Private Activity Revenue AMT Portsmouth Bypass Project (Industrial Development Revenue, AGM Insured)	5.00	12-31-2026	1,500,000	1,699,305
Ohio Private Activity Revenue AMT Portsmouth Bypass Project (Industrial Development Revenue, AGM Insured)	5.00	12-31-2028	1,600,000	1,781,040
Ohio Private Activity Revenue AMT Portsmouth Bypass Project (Industrial Development Revenue, AGM Insured)	5.00	12-31-2030	2,250,000	2,486,700
Ohio Private Activity Revenue AMT Portsmouth Bypass Project (Industrial Development Revenue, AGM Insured)	5.00	12-31-2035	12,000,000	12,950,280
Ohio Private Activity Revenue AMT Portsmouth Bypass Project (Industrial Development Revenue, AGM Insured)	5.00	12-31-2039	2,500,000	2,685,200
Ohio State Water Development Authority Series A (Water & Sewer Revenue) ±	3.75	7-1-2033	18,000,000	18,008,100
Ohio Turnpike Commission CAB Series A-4 (Transportation Revenue) ¤	0.00	2-15-2034	8,500,000	6,980,370
Ohio Water Development Authority Pollution Control AMT Series C (Industrial Development Revenue) ±	3.95	11-1-2032	8,000,000	8,240,160
RiverSouth Authority Ohio Lazarus Building Redevelopment Series A (Miscellaneous Revenue)	5.75	12-1-2027	1,900,000	2,037,750

				83,439,779

Oklahoma: 0.26%
McGee Creek Authority Oklahoma Water Revenue (Water & Sewer Revenue, State Street Bank & Trust Company LOC, National Insured)	6.00	1-1-2023	4,220,000	4,645,249
Tulsa OK Airports Improvement Trust AMT Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2035	1,055,000	1,120,442
Tulsa OK Airports Improvement Trust AMT Series A (Airport Revenue, Build America Mutual Assurance Company Insured)	5.00	6-1-2045	2,500,000	2,618,975

				8,384,666

Oregon: 0.54%
Deschutes County OR Hospital Facilities Authority Cascade Healthcare Community Incorporated Project (Health Revenue)	8.25	1-1-2038	4,500,000	5,284,890
Oregon Department of Administration Lottery Services Series D (Miscellaneous Revenue)	5.00	4-1-2028	10,000,000	11,908,200

				17,193,090

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania: 7.01%
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A (Health Revenue)	5.63%	8-15-2039	$5,130,000	$5,724,618
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B (Health Revenue)	1.57	11-1-2039	20,000,000	20,448,600
Butler County PA Hospital Authority Series A (Health Revenue, Royal Bank of Scotland LOC) ø	0.27	10-1-2042	3,000,000	3,000,000
Chester County PA IDA Avon Grove Charter School Project Series A (Education Revenue)	6.25	12-15-2027	2,000,000	2,089,060
Delaware County PA IDA Resource Recovery Facility Series A (Resource Recovery Revenue)	6.20	7-1-2019	1,420,000	1,424,785
Delaware Valley PA Regional Finance Authority Local Government Public Improvements Project (Miscellaneous Revenue)	5.75	7-1-2032	13,610,000	16,191,953
Delaware Valley PA Regional Finance Authority Local Government Series C (Miscellaneous Revenue, Ambac Insured)	7.75	7-1-2027	4,160,000	5,788,515
Delaware Valley PA Regional Finance Authority Series 2996 (Miscellaneous Revenue, Morgan Stanley Bank LIQ) 144Aø	0.32	7-1-2017	5,500,000	5,500,000
Delaware Valley PA Regional Finance Authority Series A (Miscellaneous Revenue, Ambac Insured)	5.50	8-1-2028	16,420,000	18,999,089
Luzerne County PA Series E (GO, AGM Insured)	8.00	11-1-2027	135,000	159,945
Montgomery County PA Higher Education & Health Authority Arcadia University (Education Revenue) %%	5.00	4-1-2024	1,540,000	1,645,844
Montgomery County PA Higher Education & Health Authority Arcadia University (Education Revenue) %%	5.00	4-1-2025	1,625,000	1,724,613
Montgomery County PA IDA Exelon Generation Company LLC Project Series A (Industrial Development Revenue) ±	2.55	12-1-2029	15,530,000	15,494,126
Montgomery County PA IDA Peco Energy Company Project Series A (Industrial Development Revenue) ±	2.50	10-1-2030	10,625,000	10,601,200
Montgomery County PA IDA Peco Energy Company Project Series A (Industrial Development Revenue) ±	2.60	3-1-2034	6,500,000	6,471,790
Penn Hills Municipality PA Series B (GO, Ambac Insured) ¤	0.00	12-1-2017	1,000,000	951,240
Pennsylvania EDFA Colver Project Series F (Resource Recovery Revenue, Ambac Insured)	5.00	12-1-2015	9,250,000	9,366,088
Pennsylvania EDFA PA Bridges Finco LP (Industrial Development Revenue)	5.00	12-31-2034	4,000,000	4,301,480
Pennsylvania Finance Authority Penn Hills Project Series B (Miscellaneous Revenue, National Insured) ¤	0.00	12-1-2025	3,790,000	2,574,130
Pennsylvania HFA Single Family Mortgage Revenue Bonds AMT Series A (Housing Revenue)	4.70	10-1-2037	3,655,000	3,675,541
Pennsylvania Public School Building Authority (Miscellaneous Revenue)	5.00	4-1-2024	3,000,000	3,395,010
Pennsylvania Second Series (GO)	5.00	10-15-2031	10,000,000	11,309,100
Pennsylvania Second Series (GO)	5.00	10-15-2032	15,000,000	16,893,900
Pennsylvania Turnpike Commission Motor License Series B1 (Transportation Revenue)	5.00	12-1-2040	12,410,000	13,277,087
Philadelphia PA Airport Revenue Bonds AMT Series A (Airport Revenue, AGM Insured)	5.00	6-15-2032	12,220,000	12,735,806
Philadelphia PA Airport Revenue Bonds AMT Series A (Airport Revenue, AGM Insured)	5.00	6-15-2037	10,000,000	10,348,500
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A (Education Revenue)	7.00	6-15-2033	2,000,000	2,223,360
Philadelphia PA IDA New Foundations Charter School Project (Education Revenue)	6.00	12-15-2027	290,000	312,159

20	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Philadelphia PA Water & Wastewater Revenue Bonds Series A (Water & Sewer Revenue)	5.00%	7-1-2033	$8,000,000	$8,976,640
State Public School Building Authority Pennsylvania Philadelphia School District Project (Miscellaneous Revenue)	5.00	4-1-2022	2,000,000	2,276,220
Wilkes Barre PA Finance Authority Wilkes University Project (Education Revenue)	5.00	3-1-2022	1,600,000	1,657,552
York County PA IDA Philadelphia Electric Company Project Series A (Industrial Development Revenue) ±	2.55	6-1-2036	3,390,000	3,382,169

				222,920,120

Puerto Rico: 0.78%
Puerto Rico Electric Power Authority Refunding Bond Series KK (Utilities Revenue, National Insured)	5.50	7-1-2016	7,000,000	6,895,000
Puerto Rico Highway & Transportation Authority Series AA (Transportation Revenue, National Insured)	5.50	7-1-2020	3,015,000	2,962,750
Puerto Rico Highway & Transportation Authority Series Y (Tax Revenue, AGM Insured)	6.25	7-1-2021	9,000,000	9,420,120
Puerto Rico Highway & Transportation Authority Series Z (Tax Revenue, AGM Insured)	6.00	7-1-2018	5,570,000	5,662,406

				24,940,276

Rhode Island: 0.38%
Narragansett Bay RI Commission Wastewater System Revenue Bonds Series A (Water & Sewer Revenue)	5.00	2-1-2031	3,685,000	4,179,932
Narragansett Bay RI Commission Wastewater System Revenue Bonds Series A (Water & Sewer Revenue)	5.00	2-1-2033	4,065,000	4,575,442
Rhode Island Clean Water Finance Agency Cranston Wastewater Treatment System (Miscellaneous Revenue, National Insured)	5.80	9-1-2022	3,335,000	3,339,469

				12,094,843

South Carolina: 1.23%
Calhoun County SC Solid Waste Disposal Facilities Eastman Kodak Company Project (Industrial Development Revenue)	6.75	5-1-2017	400,000	441,688
Cherokee County SC Scago Educational Facilities Corporation Cherokee School District #1 Series B (Miscellaneous Revenue, AGM Insured)	5.00	12-1-2026	2,295,000	2,391,964
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2016	121,679	115,583
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2017	164,621	125,013
Connector 2000 Association Incorporated CAB Series A (Transportation Revenue) ¤	0.00	1-1-2018	181,929	123,548
Kershaw County SC Public Schools Kershaw County School District Project (Miscellaneous Revenue, AGC Insured)	5.00	12-1-2021	2,870,000	3,040,191
Kershaw County SC Public Schools Kershaw County School District Project (Miscellaneous Revenue, AGC Insured)	5.00	12-1-2022	905,000	958,142
Kershaw County SC Public Schools Kershaw County School District Project (Miscellaneous Revenue, AGC Insured)	5.00	12-1-2023	6,950,000	7,349,903
Lee County SC School Facilities Incorporated Series 2006 (Miscellaneous Revenue, AGM Insured)	6.00	12-1-2031	2,890,000	3,097,791
Newberry SC Newberry County School District Project (Miscellaneous Revenue)	5.25	12-1-2017	760,000	774,919
Piedmont SC Municipal Power Agency (Utilities Revenue, FGIC Insured)	6.75	1-1-2019	210,000	249,066
South Carolina Education Assistance Authority Student Loan Series I (Education Revenue)	5.10	10-1-2029	1,985,000	2,106,482

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

South Carolina (continued)
South Carolina Jobs EDA Brashier Charter LLC Project (Education Revenue, SunTrust Bank LOC) ø	0.26%	12-1-2038	$3,695,000	$3,695,000
South Carolina Jobs EDA York Preparatory Academy Project Series A (Education Revenue)	7.25	11-1-2045	1,500,000	1,640,220
South Carolina Public Service Authority Revenue Series A (Utilities Revenue)	5.00	12-1-2050	6,500,000	6,961,695
South Carolina Public Service Authority Revenue Series C (Utilities Revenue)	5.00	12-1-2031	5,500,000	6,189,920

				39,261,125

South Dakota: 0.43%
Rapid City SD Series A (Airport Revenue)	6.75	12-1-2031	1,020,000	1,138,677
Rapid City SD Series A (Airport Revenue)	7.00	12-1-2035	750,000	842,220
South Dakota EDFA Pooled Loan Program Spearfish Forest Series A (Miscellaneous Revenue)	5.88	4-1-2028	2,350,000	2,432,697
South Dakota HEFA Regional Health (Health Revenue)	4.25	9-1-2024	3,400,000	3,584,722
South Dakota HEFA Sanford Health Project (Health Revenue)	5.50	11-1-2040	5,000,000	5,528,050

				13,526,366

Tennessee: 0.42%
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	2-1-2022	3,090,000	3,448,934
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2026	1,485,000	1,699,805
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2025	6,385,000	7,153,562
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2027	1,000,000	1,120,560

				13,422,861

Texas: 8.14%
Austin TX Airport System AMT (Airport Revenue)	5.00	11-15-2039	8,000,000	8,645,920
Austin TX Airport System AMT (Airport Revenue)	5.00	11-15-2044	3,500,000	3,751,440
Beasley TX Higher Education Finance Corporation Focus Learning Academy Series A (Education Revenue)	7.75	8-15-2041	2,000,000	2,055,440
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue, National Insured)	4.25	1-1-2016	440,000	448,813
Central Texas Regional Mobility Authority Senior Lien (Transportation Revenue)	5.75	1-1-2025	2,000,000	2,245,180
Central Texas Regional Mobility Authority Senior Lien Series A (Transportation Revenue)	5.00	1-1-2033	2,740,000	2,973,366
Dallas TX (GO)	5.00	2-15-2026	10,900,000	12,864,398
Dallas TX Independent School District School Building (GO, Permanent School Fund Insured)	6.38	2-15-2034	10,000,000	11,403,100
Dallas-Fort Worth TX International Airport Facilities Series 2001-A1 (Industrial Development Revenue)	6.15	1-1-2016	6,065,000	6,087,744
Grand Parkway Transportation Corporation TX CAB Series B (Transportation Revenue) ¤	0.00	10-1-2029	1,015,000	786,513
Grand Parkway Transportation Corporation TX CAB Series B (Transportation Revenue) ¤	0.00	10-1-2030	2,000,000	1,546,720
Gulf Coast TX IDA (Industrial Development Revenue, BNP Paribas LOC) ø	0.65	11-1-2019	4,850,000	4,850,000
Houston TX Airport System Revenue AMT Series B2 (Airport Revenue)	5.00	7-15-2020	1,350,000	1,443,150
Houston TX Airport System Revenue AMT Series C (Airport Revenue)	5.00	7-15-2020	1,250,000	1,319,150
Houston TX Housing Finance Corporation Cullen Park Apartments Series A (Housing Revenue, FNMA LIQ)	5.70	12-1-2033	965,000	974,177
Houston TX Water Conveyance Systems Certificate of Participation Series H (Miscellaneous Revenue, Ambac Insured)	7.50	12-15-2015	1,400,000	1,434,426

22	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Hunt TX Memorial Hospital (Health Revenue, AGM Insured, JPMorgan Chase & Company SPA) ø	0.23%	8-15-2017	$3,885,000	$3,885,000
La Vernia TX Higher Education Finance Corporation Lifeschool of Dallas Series A (Education Revenue)	6.25	8-15-2021	4,150,000	4,938,376
La Vernia TX Higher Education Finance Corporation Lifeschool of Dallas Series A (Education Revenue)	7.50	8-15-2041	6,500,000	8,058,700
La Vernia TX Higher Education Finance Corporation Series A (Education Revenue)	6.25	2-15-2017	330,000	347,563
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds Project #5 (Miscellaneous Revenue) 144A	6.50	9-1-2034	6,750,000	7,135,088
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds Project #5 (Miscellaneous Revenue)	6.75	10-1-2032	2,005,000	2,074,273
Lower Colorado TX River Authority Series A (Utilities Revenue)	5.00	5-15-2033	2,475,000	2,751,903
Lower Colorado TX River Authority Series A (Utilities Revenue)	5.00	5-15-2036	8,855,000	9,794,073
Newark TX ECFA A.W. Brown-Fellowship Leadership Academy Project Series A (Education Revenue)	6.00	8-15-2032	1,750,000	1,806,473
Newark TX ECFA A.W. Brown-Fellowship Leadership Academy Project Series A (Education Revenue)	6.00	8-15-2042	2,330,000	2,405,003
North Texas Tollway Authority Second Tier Revenue Series A (Transportation Revenue)	5.00	1-1-2032	4,000,000	4,399,960
North Texas Tollway Authority Second Tier Revenue Series A (Transportation Revenue)	5.00	1-1-2035	4,000,000	4,356,560
Port Houston TX Authority Series D-1 (GO)	5.00	10-1-2035	10,000,000	11,553,300
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue)	5.13	6-1-2022	1,735,000	1,815,955
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue)	5.13	6-1-2023	1,000,000	1,044,010
San Leanna TX Education Facilities Corporation Street Edwards University Project (Education Revenue)	5.13	6-1-2024	750,000	781,095
Southeast Texas Housing Finance Corporation Mortgage-Backed Securities Program Series B (Housing Revenue, GNMA/FNMA Insured)	6.00	2-1-2036	216,787	223,618
Southeast Texas Housing Finance Corporation Mortgage-Backed Securities Program Series B (Housing Revenue, GNMA/FNMA Insured)	6.30	10-1-2035	147,816	150,933
Tarrant County TX Cultural Education Facilities Finance Corporation Air Force Village Obligation Group (Health Revenue)	5.00	5-15-2017	1,400,000	1,453,662
Tarrant County TX Cultural Education Facilities Finance Corporation Series 2973 (Health Revenue, Morgan Stanley Bank LIQ) 144Aø	0.32	11-15-2029	13,047,210	13,047,210
Tarrant County TX Cultural Education Facilities Finance Corporation Series 2974 (Health Revenue, Credit Suisse LIQ) 144Aø	0.27	11-15-2029	3,200,000	3,200,000
Tarrant County TX Cultural Education Facilities Finance Corporation Series B (Health Revenue)	5.00	11-15-2030	4,000,000	4,194,600
Tarrant County TX Cultural Education Facilities Finance Corporation Texas Health Resources Series A (Health Revenue)	5.00	2-15-2023	9,900,000	10,521,225
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation (Utilities Revenue)	5.50	8-1-2023	9,340,000	10,859,618
Texas Municipal Gas Acquisition & Supply Corporation II Series B (Utilities Revenue, JPMorgan Chase & Company Guaranteed) ±	0.54	9-15-2017	12,165,000	12,165,487
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2024	20,500,000	23,148,395
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Revenue (Utilities Revenue)	5.00	12-15-2023	11,250,000	12,783,713
Texas Municipal Power Agency (Utilities Revenue, National Insured) ¤	0.00	9-1-2015	40,000	39,987
Texas Private Activity Surface Transportation Corporation Project NTE Mobility Partners Segments LLC (Transportation Revenue)	6.75	6-30-2043	4,000,000	4,786,080

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Texas Private Activity Surface Transportation Corporation Project NTE Mobility Partners Segments LLC (Transportation Revenue)	7.00%	12-31-2038	$12,500,000	$15,276,000
Texas Transportation Commission Highway Improvement (Miscellaneous Revenue)	5.00	4-1-2028	7,280,000	8,530,777
Texas Transportation Commission Mobility Fund (Miscellaneous Revenue)	5.00	10-1-2026	7,100,000	8,412,222
Travis County TX Housing Finance Corporation Series A (Housing Revenue, GNMA Insured)	6.35	10-1-2034	300,498	303,329

				259,073,725

Utah: 0.49%
Spanish Fork City UT Charter School American Leadership Academy (Education Revenue) 144A	5.55	11-15-2021	1,160,000	1,179,558
Utah County UT Charter School Ronald Wilson Reagan Series A (Education Revenue)	5.75	2-15-2022	640,000	663,898
Utah State Charter School Finance Authority Early Light Academy Project (Education Revenue)	8.50	7-15-2046	6,480,000	7,354,606
Utah State Charter School Finance Authority Oquirrh Mountain Charter School Project (Education Revenue)	8.00	7-15-2030	2,015,000	2,190,789
Utah State Charter School Finance Authority Oquirrh Mountain Charter School Project (Education Revenue)	8.00	7-15-2041	3,910,000	4,246,534

				15,635,385

Vermont: 1.42%
Vermont Student Assistance Corporation Education Loan Revenue Series B (Education Revenue) ±	1.18	6-2-2042	28,206,425	28,242,247
Vermont Student Assistance Corporation Education Loan Revenue Series B Class A2 (Education Revenue) ±	3.28	12-3-2035	16,800,000	16,799,496

				45,041,743

Virgin Islands: 0.30%
Virgin Islands PFA Series C (Miscellaneous Revenue)	5.00	10-1-2018	8,860,000	9,592,190

Virginia: 0.63%
Dulles VA Town Center CDA (Miscellaneous Revenue)	4.00	3-1-2018	2,025,000	2,051,021
Dulles VA Town Center CDA (Miscellaneous Revenue)	4.00	3-1-2019	1,590,000	1,603,992
Dulles VA Town Center CDA (Miscellaneous Revenue)	5.00	3-1-2021	1,395,000	1,458,584
Dulles VA Town Center CDA (Miscellaneous Revenue)	5.00	3-1-2022	1,100,000	1,151,315
Fairfax County VA Redevelopment & Housing Authority Housing for the Elderly Series A (Housing Revenue, FHA Insured)	6.00	9-1-2016	310,000	311,181
Marquis VA CDA CAB Series C (Tax Revenue) (i)¤	0.00	9-1-2041	1,824,000	238,433
Marquis VA CDA Series B (Tax Revenue) (i)	5.63	9-1-2041	1,310,000	1,161,498
Prince William County VA County Facilities (Miscellaneous Revenue)	5.00	10-1-2024	2,560,000	3,058,790
Riverside VA Regional Jail Authority (Miscellaneous Revenue)	5.00	7-1-2025	3,435,000	3,985,527
Route 460 Funding Corporation VA Toll Road CAB Series B (Transportation Revenue) ¤	0.00	7-1-2042	17,350,000	4,410,891
Virginia Resources Authority Unrefunded Balance Series A (Utilities Revenue, National Insured)	5.50	5-1-2016	30,000	30,133
Watkins Centre VA CDA (Miscellaneous Revenue)	5.40	3-1-2020	733,000	734,854

				20,196,219

24	Wells Fargo Advantage Municipal Bond Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Washington: 2.37%
Spokane WA Housing Finance Commission Riverview Retirement Community Project (Health Revenue)	5.00%	1-1-2023	$1,725,000	$1,853,202
Washington Health Care Facilities Authority Central Washington (Health Revenue)	7.00	7-1-2039	5,000,000	6,103,750
Washington Series B (GO)	5.00	2-1-2033	15,995,000	18,340,987
Washington Series R (Miscellaneous Revenue)	5.00	7-1-2028	24,640,000	28,911,063
Washington Series R (GO)	5.00	7-1-2032	17,500,000	20,109,950

				75,318,952

West Virginia: 0.08%
West Virginia Hospital Finance Authority Improvement Series D (Health Revenue, AGM Insured)	5.50	6-1-2033	2,305,000	2,534,209

Wisconsin: 0.69%
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A (Education Revenue)	6.00	8-1-2033	2,120,000	2,350,126
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A (Education Revenue)	6.25	8-1-2043	4,650,000	5,236,551
Wisconsin Center District Junior Dedicated Bond Series A (Tax Revenue)	5.00	12-15-2030	1,395,000	1,526,507
Wisconsin HEFA Aurora Health Care Incorporated Series A (Health Revenue)	5.25	4-15-2024	1,025,000	1,142,035
Wisconsin HEFA Bellin Memorial Hospital (Health Revenue)	5.00	12-1-2023	1,305,000	1,517,650
Wisconsin HEFA Series M (Health Revenue, National Insured) ±(m)(n)	0.07	6-1-2019	5,300,000	5,141,000
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	6.00	8-1-2023	470,000	502,533
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	6.75	8-1-2033	1,430,000	1,579,192
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	7.00	8-1-2043	1,575,000	1,763,433
Wisconsin PFA Carolina International School Series A (Education Revenue) 144A	7.20	8-1-2048	940,000	1,059,700

				21,818,727

Wyoming: 0.39%
Sweetwater County WY Pollution Control Refunding PacifiCorp Project Series A (Industrial Development Revenue) ø	0.32	1-1-2017	10,000,000	10,000,000
West Park Hospital District Wyoming Series B (Health Revenue)	6.50	6-1-2027	500,000	573,655
Wyoming CDA (Education Revenue)	6.50	7-1-2043	1,600,000	1,808,864

				12,382,519

Total Municipal Obligations (Cost $3,069,821,430)				3,163,963,609

	Yield		Shares
Short-Term Investments: 0.31%

Investment Companies: 0.31%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		9,882,434	9,882,434

Total Short-Term Investments (Cost $9,882,434)				9,882,434

Total investments in securities (Cost $3,079,703,864) *	99.74%	3,173,846,043
Other assets and liabilities, net	0.26	8,341,930

Total net assets	100.00%	$3,182,187,973

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Municipal Bond Fund	25

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(x)	Inverse floating rate security

(h)	Underlying security in an inverse floater structure

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

(i)	Illiquid security for which the designation as illiquid is unaudited.

%%	The security is issued on a when-issued basis.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $3,080,826,813 and unrealized gains (losses) consists of:

Gross unrealized gains	$132,624,457
Gross unrealized losses	(39,605,227)

Net unrealized gains	$93,019,230

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	1

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 0.23%
FHLMC Multifamily Variable Rate Demand Certificates Series M012 Class A1A	5.50%	8-15-2051	$7,000,000	$7,271,250
FHLMC Series M012 Class A1A2	5.50	8-15-2051	5,300,000	5,505,375

Total Agency Securities (Cost $12,971,927)				12,776,625

Municipal Obligations: 95.55%

Alabama: 2.19%
Alabama Health Care Authority for Baptist Health Series B (Health Revenue, AGM Insured) ±(m)	0.45	11-15-2037	4,900,000	4,900,000
Alabama Health Care Authority for Baptist Health Series B (Health Revenue) ø	0.50	11-1-2042	14,400,000	14,400,000
Alabama HFA MFHR The Plaza Centennial Hill Phase 2 Series C (Housing Revenue) ±	0.55	5-1-2017	13,500,000	13,501,620
Alabama Port Authority Docks Facilities AMT Series A (Airport Revenue, National Insured)	5.00	10-1-2017	2,000,000	2,089,820
Birmingham Baptist Medical Center Special Care Facilities Financing Authority Alabama Baptist Health System Incorporated Series A (Health Revenue)	5.00	11-15-2015	1,500,000	1,524,375
Chatom AL Industrial Development Board Alabama Electric Series A (Utilities Revenue, National Rural Utilities Cooperative Finance Corporation SPA) ±	0.40	8-1-2037	11,700,000	11,700,234
Chatom AL Industrial Development Board Gulf Opportunity Zone PowerSouth Energy Cooperative Projects Series A (Utilities Revenue, National Rural Utilities Finance Corporation SPA) ±	0.50	11-15-2038	40,330,000	40,328,387
Jefferson County AL Sewer Sub Lien Series D (Water & Sewer Revenue)	5.00	10-1-2015	500,000	504,845
Jefferson County AL Sewer Sub Lien Series D (Water & Sewer Revenue)	5.00	10-1-2016	1,000,000	1,044,660
Jefferson County AL Sewer Sub Lien Series D (Water & Sewer Revenue)	5.00	10-1-2017	1,750,000	1,873,848
Jefferson County AL Warrants Series A (GO)	4.90	4-1-2021	19,560,000	20,885,972
Mobile AL Industrial Development Board PCR Alabama Power Company Barry Plant (Industrial Development Revenue) ±	0.32	7-15-2034	11,000,000	10,999,340

				123,753,101

Alaska: 0.06%
Alaska Railroad Corporation Capital Grant Receipt Section 5307 & 5309 Formula Funds (Miscellaneous Revenue, National Insured)	5.00	8-1-2015	2,000,000	2,007,880
North Slope Borough AK Water & Wastewater Facilities Service (Water & Sewer Revenue)	4.00	6-30-2018	1,125,000	1,211,006

				3,218,886

Arizona: 1.55%
Glendale AZ (GO)	4.00	7-1-2015	5,645,000	5,645,565
Maricopa County AZ Unified School District #41 Gilbert School Improvement Series A (GO, National Insured)	5.00	7-1-2018	2,400,000	2,400,312
Navajo County AZ Pollution Control Corporation Arizona Public Company Cholla Series A (Industrial Development Revenue) ±	0.45	6-1-2034	2,250,000	2,248,965
Phoenix AZ IDA Various Republic Services Incorporated Projects (Industrial Development Revenue) ø	0.53	12-1-2035	20,000,000	20,000,000
Scottsdale AZ IDA Healthcare Series A (Health Revenue)	5.00	9-1-2016	3,655,000	3,832,816
Scottsdale AZ IDA Healthcare Series F (Health Revenue, AGM Insured) ±(m)	1.70	9-1-2045	49,425,000	49,425,000
University of Arizona Medical Center Corporation (Health Revenue)	4.00	7-1-2015	490,000	490,049
University of Arizona Medical Center Corporation (Health Revenue)	5.00	7-1-2016	700,000	732,193
University of Arizona Medical Center Corporation (Health Revenue)	5.00	7-1-2017	545,000	590,954
West Campus Housing LLC Refunding Arizona State University (Education Revenue, Ambac Insured)	5.00	7-1-2030	2,200,000	2,200,264

				87,566,118

2	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Arkansas: 0.04%
Arkansas Development Finance Authority Police Headquarters & Wireless Data Equipment Project (Miscellaneous Revenue, AGM Insured)	4.00%	6-1-2017	$850,000	$898,688
Arkansas Development Finance Authority Police Headquarters & Wireless Data Equipment Project (Miscellaneous Revenue, AGM Insured)	4.00	6-1-2018	500,000	538,145
Springdale AR Sales & Use Tax Refunding & Improvement (Tax Revenue)	2.00	11-1-2016	840,000	856,372

				2,293,205

California: 8.20%
Acalanes CA Union High School District BAN (GO)	5.00	8-1-2017	4,500,000	4,866,885
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series A (Transportation Revenue) ±	1.00	4-1-2047	28,835,000	28,915,450
Bay Area Toll Authority California San Francisco Bay Area Toll Bridge Series C (Transportation Revenue) ±	0.98	4-1-2045	1,500,000	1,504,185
California (GO) ±	4.00	12-1-2026	86,860,000	89,647,337
California (GO) ±	4.00	12-1-2027	4,800,000	5,070,048
California Administrative Services Sacramento Unified School District (Miscellaneous Revenue, Ambac Insured) ±	1.18	1-1-2017	1,195,000	1,193,984
California HFFA San Diego Hospital Series A (Health Revenue, National Insured) ±(m)(n)	0.12	7-15-2018	3,600,000	3,402,000
California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-2 (Miscellaneous Revenue) ø	0.35	4-1-2038	9,020,000	8,969,849
California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-3 (Miscellaneous Revenue) ø	0.35	4-1-2038	15,600,000	15,513,264
California Infrastructure & Economic Development Bank The J. Paul Getty Trust Series A-4 (Miscellaneous Revenue) ø	0.35	4-1-2038	32,000,000	31,822,080
California Municipal Finance Authority Northbay Healthcare Series A (Health Revenue) ø	2.17	11-1-2027	9,000,000	9,013,410
California Municipal Finance Authority Northbay Healthcare Series B (Health Revenue)	5.00	11-1-2015	1,455,000	1,473,406
California PCFA Solid Waste Disposal Series A (Resource Recovery Revenue) 144A±	0.50	8-1-2023	18,000,000	18,000,000
California PCFA Waste Management Services Incorporated Series A1 (Resource Recovery Revenue) ø	0.37	4-1-2025	7,650,000	7,650,000
California Public Works Board Department of Corrections Project Series A (Miscellaneous Revenue, Ambac Insured)	5.00	12-1-2019	1,295,000	1,414,282
California Statewide CDA Buck Institute for Research (Miscellaneous Revenue)	3.00	11-15-2016	250,000	257,575
California Statewide CDA Buck Institute for Research (Miscellaneous Revenue)	4.00	11-15-2017	260,000	277,833
California Statewide CDA Buck Institute for Research (Miscellaneous Revenue)	5.00	11-15-2018	275,000	306,774
California Statewide CDA Health Facilities Catholic Series D (Health Revenue, AGM Insured) ±(m)	0.55	7-1-2041	32,150,000	32,150,000
California Statewide CDA Health Facilities Catholic Series E (Health Revenue, AGM Insured) ±(m)	0.55	7-1-2040	23,075,000	23,075,000
California Statewide CDA Health Facilities Catholic Series F (Health Revenue, AGM Insured) ±(m)	0.55	7-1-2040	5,000,000	5,000,000
California Statewide CDA Stoneman Village Series I (Housing Revenue) ±	0.67	6-1-2018	11,050,000	11,048,122
California Statewide CDA Thomas Jefferson School of Law Series B (Education Revenue)	4.88	10-1-2031	3,745,000	3,789,079
Campbell CA Union School District Election 2002 Series E (GO, AGM Insured)	4.50	8-1-2031	2,000,000	2,047,020
Contra Costa County CA Transportation Authority Series A (Tax Revenue) ±	0.49	3-1-2034	29,000,000	29,000,290
Hemet CA Unified School District Certificate of Participation (Miscellaneous Revenue) ø	0.72	10-1-2036	3,400,000	3,399,388

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	3

Security name	Interest rate	Maturity date	Principal	Value

California (continued)
Kern County CA Housing Authority MFHR Jasmine Heights Apartments (Housing Revenue, FHA Insured)	0.55%	3-1-2016	$3,900,000	$3,900,078
Lake Elsinore CA Unified School TRAN Series A (Miscellaneous Revenue) %%	2.00	6-30-2016	2,000,000	2,019,420
Los Angeles County CA Metropolitan Transportation Authority Series A (Tax Revenue)	5.00	7-1-2015	3,000,000	3,000,420
Los Angeles County CA Metropolitan Transportation Authority Series A (Tax Revenue)	5.00	7-1-2016	3,280,000	3,437,309
Northern California Gas Authority #1 LIBOR Series B (Utilities Revenue) ±	0.78	7-1-2017	34,200,000	34,062,174
Oxnard CA Harbor District Series A (Airport Revenue)	5.00	8-1-2016	1,150,000	1,199,082
Palomar Pomerado CA Health Care District Certificate of Participation Series A (Health Revenue, AGM Insured) ±(m)	1.80	11-1-2036	23,000,000	23,000,000
Palomar Pomerado CA Health Care District Certificate of Participation Series B (Health Revenue, AGM Insured) ±(m)	1.79	11-1-2036	24,000,000	24,000,000
Sacramento County CA Airport System AMT Senior Series B (Airport Revenue, AGM Insured)	5.50	7-1-2018	6,635,000	6,911,348
Sacramento County CA Airport System Refunding AMT Subordinated & PFC Series E (Airport Revenue, AGM Insured)	5.50	7-1-2018	7,975,000	8,307,159
San Jose CA MFHR Parkview Family Apartments Series B (Housing Revenue)	0.55	6-1-2016	13,600,000	13,596,192
Windsor CA Redevelopment Successor Refunding Agency Windsor Redevelopment Project (Tax Revenue)	2.00	9-1-2016	1,095,000	1,109,947

				463,350,390

Colorado: 0.83%
Adams County CO Pollution Control Refunding Public Service Company Colorado Project Series A (Industrial Development Revenue, National Insured)	4.38	9-1-2017	8,550,000	8,607,285
Arapahoe County CO IDK Partners I Trust Series A Class A (Housing Revenue, GNMA Insured)	5.25	11-1-2019	7,787	7,831
Arkansas River Power Authority Colorado PFOTER PT-3575 (Utilities Revenue, Syncora Guarantee Incorporated Insured, Dexia Credit Local LIQ) 144Aø	0.31	10-1-2021	8,415,000	8,415,000
Colorado HEFA Covenant Retirement Community Series A (Health Revenue)	3.00	12-1-2017	1,400,000	1,449,070
Colorado HEFA Covenant Retirement Community Series A (Health Revenue)	4.00	12-1-2018	1,150,000	1,225,762
Colorado HFA MFHR Highland West Community Project (Housing Revenue, GNMA/FHA Insured)	0.55	9-1-2016	5,000,000	4,992,800
Denver CO City & County Airport Sub Series A (Airport Revenue)	4.00	11-15-2015	200,000	202,798
Denver CO City & County Airport Sub Series A (Airport Revenue)	4.00	11-15-2016	450,000	470,952
Denver CO City & County Airport Sub Series A (Airport Revenue)	5.00	11-15-2016	250,000	264,568
Denver CO City & County Airport Sub Series A (Airport Revenue)	5.00	11-15-2017	400,000	435,484
Denver CO City & County Airport Sub Series A (Airport Revenue)	5.00	11-15-2018	500,000	557,945
Denver CO City & County Airport Sub Series B (Airport Revenue)	3.00	11-15-2015	100,000	101,039
Denver CO City & County Airport Sub Series B (Airport Revenue)	5.00	11-15-2017	600,000	656,634
Denver CO City & County Airport Sub Series B (Airport Revenue)	5.00	11-15-2018	600,000	674,442
Denver CO City & County Airport Sub Series F2 (Airport Revenue, AGM Insured) ±(m)	0.45	11-15-2025	4,725,000	4,725,000
Denver Colardo City & County 2300 Welton Project (Housing Revenue)	0.65	4-1-2017	2,265,000	2,261,489
E-470 Colorado Public Highway Authority Senior SIFMA Index Series A (Transportation Revenue) ø	1.25	9-1-2039	11,700,000	11,707,488

				46,755,587

4	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Connecticut: 2.79%
Connecticut Economic Recovery Notes Series A-3 (GO) ø	0.33%	7-1-2017	$20,000,000	$20,000,000
Connecticut HEFA Lawrence & Memorial Hospital Series F (Health Revenue)	4.00	7-1-2017	1,880,000	1,986,164
Connecticut HEFA Yale University Series T-2 (Education Revenue) ±	0.60	7-1-2029	34,500,000	34,240,905
Connecticut HEFA Yale University Series X-2 (Education Revenue) ±	0.90	7-1-2037	24,600,000	24,405,906
Connecticut Series A (Miscellaneous Revenue) ±	0.49	3-1-2018	2,875,000	2,852,345
Connecticut Series A (GO) ±	0.99	5-15-2018	7,000,000	7,013,580
Connecticut Series D (Miscellaneous Revenue) ±	0.52	8-15-2015	12,000,000	12,004,560
Connecticut Series D (Miscellaneous Revenue) ±	0.66	8-15-2016	5,500,000	5,517,875
Connecticut Series D (Miscellaneous Revenue) ±	0.76	8-15-2017	14,855,000	14,919,916
Connecticut Series D (Miscellaneous Revenue) ±	0.95	8-15-2018	6,000,000	6,026,340
Hamden CT BAN (GO)	1.25	8-20-2015	5,200,000	5,203,900
Hamden CT Refunding (GO)	2.00	8-15-2015	1,295,000	1,296,917
Hamden CT Refunding (GO)	2.00	8-15-2016	1,000,000	1,005,780
New Britain CT (GO, Ambac Insured)	5.00	4-15-2017	1,165,000	1,245,606
New Haven CT (GO, Ambac Insured)	5.00	11-1-2016	6,250,000	6,578,250
New Haven CT Series A (GO)	5.00	8-1-2015	4,000,000	4,015,600
New Haven CT Series A (GO)	5.00	8-1-2016	5,680,000	5,943,836
Waterbury CT (GO)	4.00	2-1-2016	850,000	867,247
Waterbury CT (GO)	5.00	2-1-2017	1,350,000	1,437,170
Waterbury CT (GO)	5.00	2-1-2018	1,215,000	1,332,345

				157,894,242

District of Columbia: 0.75%
District of Columbia HFA MFHR Channing Phillips Project (Housing Revenue) ±	0.55	9-1-2017	5,000,000	5,002,250
District of Columbia HFA MFHR Gregory Apartments Project (Housing Revenue)	0.40	2-1-2016	7,200,000	7,200,288
District of Columbia Income Tax Refunding Secured Series B (Tax Revenue) ±	0.67	12-1-2015	30,000,000	29,999,700

				42,202,238

Florida: 4.62%
Collier County FL IDA Maria Utility Company Project (Water & Sewer Revenue, SunTrust Bank LOC) ø	0.28	10-1-2035	8,930,000	8,930,000
Florida Department of Environmental Protection Everglades Restoration Series A (Tax Revenue, AGM Insured) ø	0.34	7-1-2027	23,510,000	23,510,000
Florida Department of Environmental Protection Everglades Restoration Series B (Tax Revenue, AGM Insured) ø	0.32	7-1-2027	19,080,000	19,080,000
Florida Housing Finance Corporation Crossings-Indian Run Apartments Series G (Housing Revenue)	0.55	6-1-2016	7,000,000	6,999,930
Florida Housing Finance Corporation Hilltop Landings Apartments Project Series A (Housing Revenue)	0.75	3-1-2017	1,500,000	1,497,225
Florida Housing Finance Corporation Georgia Arms Apartments Series D (Housing Revenue)	0.55	10-1-2016	1,800,000	1,798,488
Florida Mid-Bay Bridge Authority 2nd Senior Lien Series C (Transportation Revenue)	5.00	10-1-2016	255,000	266,419
Florida Mid-Bay Bridge Authority 2nd Senior Lien Series C (Transportation Revenue)	5.00	10-1-2017	225,000	240,818
Florida Mid-Bay Bridge Authority 2nd Senior Lien Series C (Transportation Revenue)	5.00	10-1-2018	300,000	327,897
Florida Space Coast Infrastructure Agency I-95 Brevard County DBF Project (Industrial Development Revenue)	3.00	12-15-2015	1,660,000	1,676,534
Gulf Breeze FL Local Government Loan Series FG&H (Miscellaneous Revenue) ±	1.75	12-1-2020	7,500,000	7,538,775

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Florida (continued)
Gulf Breeze FL Local Government Loan Series K (Miscellaneous Revenue) ±	1.40%	12-1-2020	$1,350,000	$1,354,887
Hernando County FL Criminal Justice Complex Financing (Miscellaneous Revenue, National Insured)	7.65	7-1-2016	11,175,000	11,933,894
Lakeland FL Energy System (Utilities Revenue) ø	0.82	10-1-2017	5,220,000	5,237,435
Lee County FL IDA Shell Point Alliance Community Project (Health Revenue)	5.00	11-15-2015	2,245,000	2,278,518
Lee County FL Solid Waste System Series A (Resource Recovery Revenue, Ambac Insured)	5.00	10-1-2016	4,535,000	4,736,944
Miami-Dade County FL Aviation Series B (Airport Revenue)	5.00	10-1-2017	300,000	326,763
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, AGM Insured, Citibank NA LIQ) 144Aø	0.27	7-1-2018	330,000	330,000
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, Dexia Credit Local LOC, Dexia Credit Local LIQ) 144Aø	0.45	10-13-2023	6,320,000	6,320,000
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144A ø	0.47	3-8-2030	6,135,000	6,135,000
Miami-Dade County FL Expressway Authority Toll System (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144A ø	0.48	8-1-2028	3,330,000	3,330,000
Miami-Dade County FL Expressway Authority Toll System Series DCL-2012-003 (Transportation Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144A ø	0.45	3-8-2026	16,860,000	16,860,000
Miami-Dade County FL HFA MFHR Golfside Villas Apartment Project (Housing Revenue)	0.55	5-1-2016	5,500,000	5,498,790
Miami-Dade County FL International Airport Aviation Series 2008-1139X (Airport Revenue, AGM Insured, Bank of America NA LIQ) 144Aø	0.42	10-1-2033	7,500,000	7,500,000
Miami-Dade County FL School Board Certificate of Participation Series 3 (Miscellaneous Revenue, Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144Aø	0.45	9-25-2024	40,000,000	40,000,000
Miami-Dade County FL School Board Certificate of Participation Series 5 (Miscellaneous Revenue, Dexia Credit Local LOC, FGIC Insured, Dexia Credit Local LIQ) 144Aø	0.48	5-1-2037	25,000,000	25,000,000
Miami-Dade County FL School Board Foundation Incorporated (Miscellaneous Revenue, National Insured) 144A ø	0.45	5-1-2031	20,000,000	20,000,000
Miami-Dade County FL School Board Master Equipment Lease Purchase (Miscellaneous Revenue) 144A	3.59	3-3-2016	2,846,886	2,855,740
Okeechobee County FL Disposal Waste Management Landfill Series A (Resource Recovery Revenue) ±	2.25	7-1-2039	2,250,000	2,289,105
Orange County FL Health Facilities Unrefunded Balance Series A (Health Revenue, National Insured)	6.25	10-1-2016	945,000	977,092
Palm Beach County FL Health Facilities Authority Lifespace Communities Series C (Health Revenue)	3.00	5-15-2017	1,000,000	1,035,090
Palm Beach County FL Health Facilities Authority Lifespace Communities Series C (Health Revenue)	4.00	5-15-2018	500,000	534,250
Palm Beach County FL Health Facilities Authority Lifespace Communities Series C (Health Revenue)	4.00	5-15-2019	780,000	839,709
Palm Beach County FL School Board Series A (Miscellaneous Revenue)	5.00	8-1-2032	5,300,000	5,551,432
Pasco County FL School Board Certificates Series B (Miscellaneous Revenue, Ambac Insured) ±(m)	1.45	8-1-2030	16,825,000	16,825,000
Pasco County FL School District (Tax Revenue)	3.00	10-1-2016	1,250,000	1,287,850

				260,903,585

Georgia: 2.47%
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project Series 2012 (Utilities Revenue) ±	1.75	12-1-2049	4,600,000	4,647,840

6	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Georgia (continued)
Burke County GA Development Authority Georgia Power Company Vogtle Plant Project (Industrial Development Revenue) ±	1.75%	12-1-2049	$5,135,000	$5,188,404
Burke County GA Development Authority Georgia Transmission Corporation (Industrial Development Revenue) ±	1.30	1-1-2052	14,000,000	13,980,120
Georgia Series G (GO) ø	0.47	12-1-2026	106,305,000	105,931,869
Main Street Natural Gas Incorporated Georgia Gas Project Series B (Utilities Revenue)	5.00	3-15-2016	1,775,000	1,821,115
Private Colleges & Universities Authority Georgia Mercer University Series A (Education Revenue)	4.00	10-1-2016	1,500,000	1,558,440
Savannah GA EDA Exempt Facilities Home Depot Project Series B (Industrial Development Revenue, SunTrust Bank LOC) ø	0.28	8-1-2025	6,400,000	6,400,000

				139,527,788

Guam: 0.09%
Guam International Airport Authority Series 2013A (Airport Revenue)	5.00	10-1-2017	850,000	920,771
Guam International Airport Authority Series A (Airport Revenue)	4.00	10-1-2015	300,000	302,694
Guam International Airport Authority Series B (Airport Revenue)	4.00	10-1-2015	790,000	797,094
Guam International Airport Authority Series C (Airport Revenue)	5.00	10-1-2017	2,750,000	2,953,473

				4,974,032

Hawaii: 0.11%
Hawaii Department of Budget and Finance Queens Health System Series B (Health Revenue) ø	0.31	7-1-2039	3,200,000	3,200,000
Hawaii Department of Transportation Airports Division Lease AMT (Miscellaneous Revenue)	4.00	8-1-2018	1,000,000	1,061,400
Hawaii Department of Transportation Airports Division Lease AMT (Miscellaneous Revenue)	5.00	8-1-2017	425,000	458,439
Hawaii Housing Finance & Development Corporation Kalani Gardens Series A (Housing Revenue)	0.70	4-1-2017	1,750,000	1,748,810

				6,468,649

Idaho: 0.24%
Idaho Housing & Finance Association Series A (Housing Revenue, FNMA LOC) ø	0.32	1-1-2038	13,540,000	13,540,000

Illinois: 8.63%
BB&T Municipal Trust Class C (GO, Rabobank LOC) ø	0.57	12-1-2015	8,687,565	8,687,565
Chicago Housing Authority Capital Program (Housing Revenue, AGM Insured)	5.00	7-1-2020	6,350,000	6,636,131
Chicago Housing Authority Capital Program (Housing Revenue, AGM Insured)	5.00	7-1-2022	2,745,000	2,868,690
Chicago IL (GO, National Insured)	5.25	1-1-2017	500,000	516,185
Chicago IL Board of Education Refunding Bond Series A (GO) ø	4.07	3-1-2032	15,000,000	14,858,700
Chicago IL Board of Education Series A (GO, Ambac Insured) ¤	0.00	12-1-2016	6,845,000	6,479,203
Chicago IL Board of Education Series A (GO, National Insured) ¤	0.00	12-1-2018	5,265,000	4,545,538
Chicago IL Board of Education Series A (GO, National Insured)	5.00	12-1-2016	1,595,000	1,597,616
Chicago IL Board of Education Series A (GO, Ambac Insured)	5.25	12-1-2015	1,000,000	1,009,200
Chicago IL Board of Education Series A (GO, National Insured)	5.25	12-1-2017	1,645,000	1,729,800
Chicago IL Board of Education Series A-1 (GO) ±	0.71	3-1-2026	45,780,000	44,632,295
Chicago IL Board of Education Series A2 (GO) ø	0.82	3-1-2035	72,320,000	67,199,744
Chicago IL Board of Education Series B (GO, Ambac Insured)	5.00	12-1-2017	1,085,000	1,118,027
Chicago IL Board of Education Series C (GO)	5.00	12-1-2017	1,520,000	1,557,422
Chicago IL Board of Education Series F (GO)	5.00	12-1-2015	1,450,000	1,460,324

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Chicago IL Board of Education Series F (GO)	5.00%	12-1-2016	$1,000,000	$1,019,030
Chicago IL Neighborhoods Alive 21 Program (GO)	5.00	1-1-2016	5,355,000	5,409,942
Chicago IL Neighborhoods Alive 21 Program (GO)	5.00	1-1-2017	550,000	563,030
Chicago IL Neighborhoods Alive 21 Program (GO)	5.00	1-1-2019	1,925,000	1,989,873
Chicago IL Park District Harbor Facilities Series D (GO)	4.00	1-1-2016	1,000,000	1,010,510
Chicago IL Park District Limited Tax Series A (GO)	4.00	1-1-2016	615,000	621,464
Chicago IL Park District Limited Tax Series D (GO)	3.00	1-1-2016	1,540,000	1,548,516
Chicago IL Park District Limited Tax Series D (GO)	4.00	1-1-2017	1,000,000	1,026,170
Chicago IL Park District Limited Tax Series D (GO)	4.00	1-1-2018	2,760,000	2,855,082
Chicago IL Refunding Emergency System (GO, AGM/FGIC Insured)	5.50	1-1-2019	3,000,000	3,251,760
Chicago IL Refunding Project Series B (GO)	5.00	1-1-2016	7,730,000	7,809,310
Chicago IL Refunding Project Series B (GO)	5.00	1-1-2017	1,275,000	1,305,205
Chicago IL Refunding Project Series B (GO)	5.00	1-1-2019	3,205,000	3,313,009
Chicago IL Refunding Project Series B (GO)	5.00	1-1-2020	2,775,000	2,866,353
Chicago IL Refunding Series A (GO)	4.00	1-1-2019	1,250,000	1,251,625
Chicago IL Series A (GO)	4.00	1-1-2019	1,085,000	1,086,411
Chicago IL Series A (GO)	5.00	12-1-2015	2,175,000	2,195,010
Chicago IL Series A (GO, AGM Insured)	5.00	1-1-2018	10,000,000	10,219,500
Chicago IL Series A (GO)	5.00	12-1-2019	1,000,000	1,037,160
Chicago IL Series A2 (GO, Ambac Insured)	5.50	1-1-2018	4,580,000	4,833,686
Chicago IL Series B (GO, Ambac Insured)	5.00	12-1-2018	2,415,000	2,457,963
Chicago IL Series C (GO, National Insured)	5.00	1-1-2018	5,350,000	5,610,117
Chicago IL Series D (GO, AGM/FGIC Insured)	5.25	1-1-2017	1,210,000	1,251,878
Chicago IL Transit Authority Capital Grant Unrefunded Balance Federal Transit Administration (Miscellaneous Revenue, Ambac Insured)	5.00	6-1-2018	1,500,000	1,555,965
Cook County IL Refunding Series A (GO)	4.00	11-15-2018	300,000	313,062
Cook County IL Refunding Series A (GO, Ambac Insured)	5.00	11-15-2019	1,000,000	1,028,090
Cook County IL Refunding Series C (GO)	4.25	11-15-2018	100,000	105,156
Cook County IL School District Number 087 Refunding School Series A (GO)	2.00	12-1-2016	1,175,000	1,190,369
DuPage County IL (Transportation Revenue, AGM Insured)	5.00	1-1-2018	3,510,000	3,512,773
Grundy Kendall & Will Counties IL Community School District #201 (GO, AGM Insured)	5.75	10-15-2019	540,000	612,425
Illinois (Miscellaneous Revenue)	2.50	7-1-2017	3,000,000	3,021,060
Illinois (GO)	3.00	2-1-2016	9,340,000	9,441,713
Illinois (GO)	3.00	2-1-2017	8,740,000	8,881,501
Illinois (GO)	4.00	4-1-2016	500,000	510,435
Illinois (GO)	4.00	2-1-2017	2,000,000	2,063,460
Illinois (GO)	4.00	2-1-2018	5,150,000	5,337,924
Illinois (Miscellaneous Revenue)	4.00	7-1-2018	13,610,000	14,121,056
Illinois (Tax Revenue)	4.00	9-1-2018	4,500,000	4,670,280
Illinois (GO)	5.00	4-1-2016	5,000,000	5,141,700
Illinois (Miscellaneous Revenue)	5.00	5-1-2016	3,000,000	3,093,420
Illinois (GO)	5.00	3-1-2017	5,000,000	5,245,650
Illinois (Miscellaneous Revenue)	5.00	5-1-2017	5,000,000	5,262,850
Illinois (Miscellaneous Revenue)	5.00	7-1-2017	10,000,000	10,557,800
Illinois (GO, AGM Insured)	5.00	9-1-2017	3,200,000	3,222,976
Illinois (GO)	5.00	1-1-2018	6,500,000	6,614,465
Illinois (GO)	5.00	3-1-2018	2,000,000	2,124,980
Illinois (Miscellaneous Revenue)	5.00	5-1-2018	5,000,000	5,322,200
Illinois (Miscellaneous Revenue)	5.00	5-1-2019	10,500,000	11,285,505

8	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Illinois (continued)
Illinois Educational Authority University of Chicago Series B-1 (Education Revenue) ±	1.10%	7-1-2036	$6,485,000	$6,438,373
Illinois Finance Authority Carle Foundation Series A (Health Revenue)	5.00	8-15-2016	2,200,000	2,305,314
Illinois Finance Authority Children’s Memorial Hospital Series A (Health Revenue, AGM Insured, Bank of America NA LIQ) 144Aø	0.34	8-15-2047	8,375,000	8,375,000
Illinois Finance Authority Revenue DePaul University (Education Revenue)	5.00	10-1-2016	1,850,000	1,949,253
Illinois Housing Development Authority Lafayette Terrace Apartments (Housing Revenue)	0.80	12-1-2016	7,650,000	7,647,170
Illinois Housing Development Authority MultiHousing Township Village Apartments Project Series A (Housing Revenue) ±	1.25	5-1-2019	5,300,000	5,307,314
Illinois Refunding Bond (GO)	5.00	1-1-2018	8,535,000	9,049,575
Illinois Refunding Bond (Miscellaneous Revenue)	5.00	8-1-2016	1,125,000	1,168,898
Illinois Refunding Bond (GO, AGM Insured)	5.00	1-1-2017	2,000,000	2,096,900
Illinois Refunding Bond (Miscellaneous Revenue)	5.00	8-1-2017	1,225,000	1,294,997
Illinois Refunding Bond (Miscellaneous Revenue)	5.00	8-1-2018	1,520,000	1,622,022
Illinois Series A (Tax Revenue)	4.00	1-1-2017	12,935,000	13,331,716
Illinois Series A (GO)	5.00	4-1-2017	6,840,000	7,187,951
Illinois Series A (Tax Revenue)	5.00	6-1-2017	250,000	263,548
Illinois Series A (GO)	5.00	4-1-2018	5,335,000	5,673,612
Illinois Sports Authority (Tax Revenue)	5.00	6-15-2016	755,000	780,096
Illinois Sports Authority (Tax Revenue)	5.00	6-15-2017	760,000	803,533
Illinois Unemployment Insurance Fund Series A (Miscellaneous Revenue)	4.00	12-15-2015	2,750,000	2,798,758
Illinois Unrefunded Balance Series A (Miscellaneous Revenue)	5.00	10-1-2016	5,560,000	5,577,069
Kane County IL School District #129 Aurora West Series B (GO)	2.00	2-1-2017	2,190,000	2,225,741
Kane County IL School District #129 West Side Series B (GO)	2.00	2-1-2018	2,430,000	2,471,626
Kendall Kane & Will Counties IL Community Unit School District #308 (GO)	4.00	10-1-2018	2,000,000	2,171,400
Lake County IL Community High School District #117 CAB Series B (GO, National Insured) ¤	0.00	12-1-2015	6,545,000	6,527,263
Lake County IL School District #38 Big Hollow CAB (GO, Ambac Insured) ¤	0.00	2-1-2017	500,000	486,355
Metropolitan Pier & Exposition Illinois Unrefunded Balance Capital (Tax Revenue, National Insured) ¤	0.00	6-15-2017	1,915,000	1,864,521
Minooka IL Special Assessment Refunding & Improvement (Miscellaneous Revenue, AGM Insured)	1.00	12-1-2015	170,000	170,316
Minooka IL Special Assessment Refunding & Improvement (Miscellaneous Revenue, AGM Insured)	2.00	12-1-2016	243,000	245,221
Minooka IL Special Assessment Refunding & Improvement (Miscellaneous Revenue, AGM Insured)	3.00	12-1-2017	418,000	428,881
Minooka IL Special Assessment Refunding & Improvement (Miscellaneous Revenue, AGM Insured)	3.50	12-1-2018	403,000	420,700
Minooka IL Special Assessment Refunding & Improvement (Miscellaneous Revenue, AGM Insured)	3.50	12-1-2019	568,000	592,498
Regional Transportation Authority Illinois Refunding Balance Series B (Tax Revenue) ø	0.75	6-1-2025	38,955,000	38,955,000
Rock Island County IL Metropolitan Airport Authority Refunding Series A (GO, AGM Insured)	3.80	12-1-2015	865,000	874,922
Springfield IL (Utilities Revenue)	5.00	3-1-2016	2,600,000	2,674,594

				487,445,996

Indiana: 0.93%
Clark County IN (GO)	1.25	7-1-2015	2,825,000	2,825,057

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Indiana (continued)
Deutsche Bank SPEAR/LIFER Trust (Health Revenue, Deutsche Bank LIQ) 144Aø	0.16%	5-1-2042	$12,050,000	$12,050,000
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series B (Industrial Development Revenue)	5.00	1-1-2019	4,610,000	4,859,816
Indiana Finance Authority Refunding Industry Power and Light Company Series B (Utilities Revenue)	4.90	1-1-2016	9,500,000	9,704,725
Indiana Transportation Finance Authority Series A (Miscellaneous Revenue)	6.80	12-1-2016	2,255,000	2,374,312
Mount Vernon IN Waterworks BAN (Water & Sewer Revenue)	1.00	7-1-2016	5,350,000	5,358,025
Perry Township IN Multi-School Building Corporation (Miscellaneous Revenue, AGM Insured)	5.00	7-10-2015	1,010,000	1,011,192
Rockport IN PCR Indiana-Michigan Power Company Series B (Utilities Revenue) ±	1.75	6-1-2025	2,000,000	2,005,100
Tender Option Bond Trust Receipts Floaters Series 2015-XF0115 (Utilities Revenue, JPMorgan Chase & Company LIQ) 144Aø	0.42	4-15-2018	1,200,000	1,200,000
Zionsville IN Community Schools Building Corporation Series DCL 047 (Miscellaneous Revenue, Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) 144Aø	0.30	1-15-2025	11,375,000	11,375,000

				52,763,227

Iowa: 0.08%
Randall IA Healthcare BAN Bethany Manor Incorporated (Health Revenue)	1.25	8-1-2016	4,500,000	4,503,105

Kansas: 0.60%
Kansas Department of Transportation Highway Libor Index Series B-2 (Tax Revenue) ±	0.31	9-1-2016	10,000,000	10,004,700
Kansas Department of Transportation Highway Libor Index Series B-3 (Tax Revenue) ±	0.36	9-1-2017	4,500,000	4,484,970
Kansas Department of Transportation Highway Libor Index Series B-4 (Tax Revenue) ±	0.44	9-1-2018	7,000,000	6,954,640
Kansas Department of Transportation Highway Libor Index Series B-5 (Tax Revenue) ±	0.52	9-1-2019	6,000,000	5,930,700
Kansas Development Finance Authority Series A (GO)	5.00	5-1-2018	5,710,000	6,327,308

				33,702,318

Kentucky: 1.91%
Ashland KY Ashland Hospital Corporation Kings Daughters Medical Center Project (Health Revenue) ø	1.82	2-1-2040	31,430,000	31,488,146
Ashland KY Medical Center Ashland Hospital Corporation Series B (Health Revenue)	5.00	2-1-2018	900,000	963,108
Boone County Kentucky School District Finance Refunding Series B (Miscellaneous Revenue)	2.00	10-1-2015	250,000	251,063
Kentucky Public Transportation Infrastructure Authority Tolls BAN Downtown Crossing Project Series A (Transportation Revenue)	5.00	7-1-2017	50,420,000	54,388,054
Louisville & Jefferson Counties KY Louisville Gas & Electric Company Project (Utilities Revenue) ±	1.65	10-1-2033	2,000,000	2,016,960
Louisville & Jefferson Counties KY PCR Louisville Gas & Electric Company Project Series B (Utilities Revenue) ±	1.35	11-1-2027	16,000,000	15,894,080
Somerset KY BAN (GO)	1.25	10-1-2016	3,000,000	2,997,750

				107,999,161

Louisiana: 0.85%
East Baton Rouge Parish LA Sewerage Commission Refunding Bond Series A (Water & Sewer Revenue) ±	0.63	2-1-2046	24,510,000	24,300,194

10	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Louisiana (continued)
Louisiana Gas & Fuel Tax 2nd Lien Series A (Tax Revenue) ±	0.60%	5-1-2043	$11,050,000	$11,076,078
Louisiana Offshore Terminal Authority Deepwater Loop LLC Project Series B-1 (Airport Revenue) ±	2.20	10-1-2040	750,000	759,158
Louisiana Offshore Terminal Authority Deepwater Loop LLC Project Series B-1A1 (Airport Revenue) ±	1.38	10-1-2037	3,115,000	3,125,996
Louisiana Offshore Terminal Authority Deepwater Port Loop LLC Project Series B-2A (Airport Revenue) ±	2.13	10-1-2037	3,290,000	3,303,094
Louisiana Public Authority Entergy Gulf States Series B (Utilities Revenue)	2.88	11-1-2015	2,250,000	2,268,315
Shreveport LA Water & Sewer Refunding Revenue Series A (Water & Sewer Revenue, Build America Mutual Assurance Company Insured)	4.00	12-1-2017	3,000,000	3,195,840

				48,028,675

Maine: 0.07%
Maine Finance Authority Solid Waste Disposable Management (Resource Recovery Revenue)	4.65	2-1-2016	4,000,000	4,053,080

Maryland: 0.56%
Maryland Community Development Administration Department of Housing & Community Development Marlborough Apartment Series I (Housing Revenue, FNMA Insured)	0.55	12-15-2016	2,050,000	2,047,397
Maryland Community Development Administration Department of Housing & Community Development Windsor Valley Apartments I &II Series G (Housing Revenue)	1.00	6-1-2017	16,500,000	16,477,230
Maryland Community Development Administration Multifamily Development Conifer Village (Housing Revenue)	0.80	4-1-2017	13,000,000	12,986,610

				31,511,237

Massachusetts: 2.81%
BB&T Municipal Trust Class B (Miscellaneous Revenue, Rabobank LOC) 144A±	0.37	10-15-2015	26,265,276	26,233,757
Massachusetts Consolidated Loan Series D-1 (Miscellaneous Revenue) ø	0.27	8-1-2043	80,000,000	79,853,600
Massachusetts Development Finance Agency Boston University Series U-6E (Education Revenue) ø	0.62	10-1-2042	14,000,000	14,029,820
Massachusetts HEFA Lahey Clinic Medical Center Series C (Health Revenue, National Insured)	5.00	8-15-2016	5,945,000	5,980,076
Massachusetts HEFA Lahey Clinic Medical Center Series C (Health Revenue, National Insured)	5.00	8-15-2018	2,780,000	2,796,374
Massachusetts HEFA Partners Healthcare Series G-2 (Health Revenue, AGM Insured) ±(m)	0.29	7-1-2042	16,745,000	16,745,000
Massachusetts Refunding Balance Series A (GO) ±	0.55	2-1-2016	13,000,000	13,006,500

				158,645,127

Michigan: 5.25%
Birmingham MI Public Schools (GO) %%	5.00	11-1-2016	4,855,000	5,122,705
Birmingham MI Public Schools (GO) %%	5.00	11-1-2017	4,955,000	5,397,927
Charlotte MI Public School District (GO, Qualified School Board Loan Fund Insured)	4.00	5-1-2017	685,000	722,634
Charlotte MI Public School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2019	1,515,000	1,707,102
Clawson MI Public Schools (GO, Qualified School Board Loan Fund Insured)	2.00	5-1-2016	1,020,000	1,031,179
Detroit MI (GO)	5.00	11-1-2017	7,485,000	8,014,788
Forest Hills MI Public Schools (GO)	4.00	5-1-2016	2,600,000	2,674,334
Forest Hills MI Public Schools (GO)	4.00	5-1-2017	2,150,000	2,268,121

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Genesee County MI Limited Tax Water Supply System (GO, Build America Mutual Assurance Company Insured)	3.00%	11-1-2016	$425,000	$437,087
Genesee County MI Limited Tax Water Supply System (GO, Build America Mutual Assurance Company Insured)	4.00	11-1-2017	225,000	239,317
Genesee County MI Limited Tax Water Supply System (GO, Build America Mutual Assurance Company Insured)	4.00	11-1-2018	220,000	237,824
Genesee County MI Limited Tax Water Supply System (GO, Build America Mutual Assurance Company Insured)	5.00	11-1-2019	240,000	272,890
Grand Ledge MI Public School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2016	1,985,000	2,058,286
Grand Ledge MI Public School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2017	1,235,000	1,325,266
Lake Orion MI Community School District (GO, Qualified School Board Loan Fund Insured)	4.00	5-1-2016	3,775,000	3,882,927
Lake Orion MI Community School District (GO, Qualified School Board Loan Fund Insured)	4.00	5-1-2017	2,325,000	2,452,736
Lake Orion MI Community School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2018	4,650,000	5,127,555
Mattawan MI Consolidated School District (GO, Qualified School Board Loan Fund Insured)	4.00	5-1-2016	905,000	930,874
Mattawan MI Consolidated School District (GO, Qualified School Board Loan Fund Insured)	4.00	5-1-2017	875,000	923,073
Mattawan MI Consolidated School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2018	855,000	942,809
Michigan Comprehensive Transportation PFOTER 2754 (Tax Revenue, AGM Insured, Dexia Credit Local LIQ) ø	0.15	5-15-2023	1,060,000	1,060,000
Michigan Finance Authority Detroit School District Series E (Miscellaneous Revenue)	2.85	8-20-2015	3,800,000	3,805,624
Michigan Finance Authority Local Government Loan Program Detroit Water & Sewer Series C (Water & Sewer Revenue)	5.00	11-1-2015	1,500,000	1,522,200
Michigan Finance Authority Local Government Loan Program Detroit Water & Sewer Series D-1 (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2016	2,400,000	2,501,952
Michigan Finance Authority Local Government Loan Program Detroit Water & Sewer Series D-1 (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2017	7,065,000	7,591,766
Michigan Finance Authority Local Government Loan Program Detroit Water & Sewer Series D-3 (Water & Sewer Revenue, National Insured)	5.00	7-1-2018	20,000,000	21,936,400
Michigan Finance Authority Local Government Loan Program Detroit Water & Sewer Series D-4 (Water & Sewer Revenue)	5.00	7-1-2016	13,000,000	13,506,870
Michigan Finance Authority Local Government Loan Program Detroit Water & Sewer Series D-4 (Water & Sewer Revenue)	5.00	7-1-2017	15,000,000	16,025,850
Michigan Finance Authority Local Government Loan Program Detroit Water & Sewer Series D-7 (Water & Sewer Revenue)	5.00	7-1-2017	1,630,000	1,733,146
Michigan Finance Authority Local Government Loan Program Series C (Water & Sewer Revenue)	5.00	11-1-2017	2,000,000	2,157,140
Michigan Finance Authority Senior Lien Detroit Water & Sewer Series C-5 (Water & Sewer Revenue, National Insured)	5.00	7-1-2017	10,000,000	10,733,200
Michigan Finance Authority Senior Lien Detroit Water & Sewer Series C-5 (Water & Sewer Revenue, National Insured)	5.00	7-1-2018	17,500,000	19,194,350
Michigan Finance Authority Senior Lien Detroit Water & Sewer Series C-6 (Water & Sewer Revenue)	5.00	7-1-2016	8,050,000	8,363,870
Michigan Finance Authority Senior Lien Detroit Water & Sewer Series C-6 (Water & Sewer Revenue)	5.00	7-1-2018	4,130,000	4,475,516
Michigan Grant Anticipation Bonds (Miscellaneous Revenue, AGM Insured)	5.25	9-15-2018	1,500,000	1,639,290

12	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Michigan (continued)
Michigan Hospital Finance Authority Ascension Health Series A-3 (Health Revenue) ±	1.87%	11-1-2027	$7,525,000	$7,627,265
Michigan Housing Development Authority Bicentennial Tower Apartment Project (Housing Revenue)	0.45	6-1-2016	8,000,000	7,996,240
Michigan Housing Development Authority The Summit Apartments Project (Housing Revenue)	0.45	5-1-2016	3,250,000	3,250,488
Michigan Housing Development Authority Village Manor Apartment Project (Housing Revenue)	0.45	6-1-2016	3,800,000	3,800,190
Michigan State Hospital Finance Authority Refunding Ascension Health Series F-3 (Health Revenue) ±	1.40	11-15-2047	9,250,000	9,255,828
Michigan State Hospital Finance Authority Refunding Ascension Health Senior Credit Group (Health Revenue) ±	1.50	11-15-2047	1,360,000	1,373,954
Michigan Strategic Fund Limited Obligation Events Center Project Series A (Tax Revenue) ±	4.13	7-1-2045	16,000,000	16,224,320
Pinckney MI Community Schools (GO, Qualified School Board Loan Fund Insured)	4.00	5-1-2017	645,000	678,908
Pinckney MI Community Schools (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2018	1,035,000	1,136,120
Rochester MI Community School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2016	2,600,000	2,695,992
Rockford MI Public School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2016	1,030,000	1,068,028
Rockford MI Public School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2017	1,000,000	1,073,090
Rockford MI Public School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2018	750,000	827,025
Rockford MI Public School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2019	1,000,000	1,126,800
Saline MI School District (GO, Qualified School Board Loan Fund Insured) ø	0.62	5-1-2030	15,200,000	15,196,200
University of Michigan Series F (Education Revenue) ø	0.47	4-1-2043	48,970,000	48,964,613
Walled Lake MI Consolidated School District (GO, Qualified School Board Loan Fund Insured)	4.00	5-1-2016	5,340,000	5,492,671
Walled Lake MI Consolidated School District (GO, Qualified School Board Loan Fund Insured)	5.00	5-1-2018	6,020,000	6,638,254

				296,442,594

Minnesota: 0.95%
Edina MN MFHR Yorktown Continental LP Project (Housing Revenue)	0.50	6-1-2016	15,000,000	14,992,950
Minneapolis & St. Paul MN Housing & RDA HealthSpan Series B (Health Revenue, Ambac Insured) ±(m)(n)	0.17	11-15-2017	9,500,000	9,120,000
Minneapolis MN Housing Broadway Flats Apartments Project (Housing Revenue)	0.55	12-1-2016	13,000,000	12,991,550
Minnesota HEFAR Carleton College Series SIX-D (Education Revenue, JPMorgan Chase & Company SPA) ø	0.11	4-1-2035	2,500,000	2,500,000
Minnesota Housing Finance Agency Multifamily Housing Project (Housing Revenue) ±	0.55	2-1-2017	12,000,000	12,003,960
Pipestone County MN Medical Center BAN (Health Revenue)	0.85	5-1-2017	1,900,000	1,891,678

				53,500,138

Mississippi: 0.34%
Mississippi Business Finance Corporation Mississippi Power Company Project (Industrial Development Revenue) ø	0.24	12-1-2027	9,400,000	9,400,000
Mississippi Business Finance Corporation Solid Waste Disposal Gulf Power Company Project (Industrial Development Revenue) ±	0.55	11-1-2042	3,000,000	2,999,940
Mississippi Business Finance Corporation Waste Management Incorporated Project (Resource Recovery Revenue) ±	1.38	3-1-2027	800,000	798,232
Mississippi Development Bank Special Obligation Refunding Biloxi Mississippi Project Series A (Miscellaneous Revenue, Ambac Insured)	4.50	11-1-2018	1,810,000	1,894,509

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Mississippi (continued)
Mississippi Hospital Equipment & Facilities Authority Mississippi Baptist Health System Incorporated Series A (Health Revenue)	5.00%	8-15-2018	$4,090,000	$4,397,609

				19,490,290

Missouri: 0.90%
Missouri Development Finance Board Independence Water System Series D (Miscellaneous Revenue)	2.00	11-1-2015	2,055,000	2,066,405
Missouri HEFA Freeman Health System (Health Revenue)	5.00	2-15-2016	1,020,000	1,047,050
Missouri HEFA SSM Health Care Series C (Health Revenue) ø	0.32	6-1-2041	10,000,000	9,999,800
Springfield MO Public Utility Refunding (Utilities Revenue)	5.00	8-1-2016	6,660,000	6,998,861
Springfield MO Public Utility Refunding (Utilities Revenue)	5.00	8-1-2017	14,835,000	16,157,837
Tender Option Bond Trust Receipts/Certificates Series 2015 (Health Revenue, Deutsche Bank LIQ) 144Aø	0.20	11-15-2048	14,805,000	14,805,000

				51,074,953

Montana: 0.09%
Shelby MT BAN Multi-Modal Rail Project Series A (Miscellaneous Revenue)	2.00	7-1-2015	5,075,000	5,075,051

Nebraska: 0.07%
Hall County NE Airport Authority BAN Series A (GO)	1.50	8-15-2016	3,745,000	3,742,154

Nevada: 0.07%
Las Vegas NV New Convention & Visitors Authority Revenue (Tax Revenue, Ambac Insured)	5.25	7-1-2015	3,800,000	3,800,532

New Hampshire: 0.02%
New Hampshire Health & Education Catholic Medical Center (Health Revenue)	4.00	7-1-2015	1,200,000	1,200,096

New Jersey: 5.06%
Barnegat Township NJ TAN (GO)	1.25	9-25-2015	4,000,000	4,003,120
Beach Haven NJ BAN (GO)	2.00	5-13-2016	5,760,475	5,808,690
Carlstadt-East Rutherford NJ Board of Education Grant Anticipation Notes (Miscellaneous Revenue) %%	1.63	12-7-2015	2,000,000	2,005,160
Carlstadt-East Rutherford NJ Regional School District Grant Anticipation Notes (GO)	1.25	7-7-2015	3,000,000	3,000,240
Casino Reinvestment Development Authority of New Jersey (Tax Revenue)	2.00	11-1-2015	3,865,000	3,866,353
East Orange NJ Capital Improvement Series A (GO, AGM Insured)	3.00	6-1-2017	1,420,000	1,466,832
East Orange NJ Capital Improvement Series A (GO, AGM Insured)	4.00	6-1-2018	650,000	695,019
Galloway Township NJ Tax Appeal Notes (GO)	1.25	12-16-2015	2,973,333	2,981,956
Glassboro NJ School District Refunding (GO, National Insured)	4.00	8-15-2017	1,355,000	1,397,994
Harmony Township NJ BAN (GO)	1.25	4-26-2016	5,182,887	5,196,881
Keyport NJ BAN (GO)	1.25	7-31-2015	5,538,100	5,540,814
Maple Shade Township NJ BAN (GO)	2.00	6-30-2016	10,397,240	10,502,356
Moonachie NJ Refunding Notes (GO)	1.25	10-21-2015	3,000,000	3,005,490
New Jersey Building Authority Refunding Series A (Miscellaneous Revenue)	5.00	6-15-2017	5,595,000	5,878,051
New Jersey Building Authority Refunding Series A (Miscellaneous Revenue)	5.00	6-15-2016	2,000,000	2,065,700
New Jersey Certificate of Participation Equipment Lease Purchase Series A (Miscellaneous Revenue)	5.00	6-15-2017	1,000,000	1,044,860
New Jersey EDA Refunding Transportation Project Sublease Series A (Transportation Revenue)	5.00	5-1-2018	3,295,000	3,521,597

14	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

New Jersey (continued)
New Jersey EDA School Facilities Construction Notes Series K (Miscellaneous Revenue) ±	0.80%	2-1-2017	$9,000,000	$8,911,170
New Jersey EDA School Facilities Construction Notes Series K (Miscellaneous Revenue)	5.00	12-15-2017	8,100,000	8,588,754
New Jersey EDA School Facilities Construction Project Series DD-1 (Miscellaneous Revenue)	5.00	12-15-2016	2,010,000	2,105,254
New Jersey EDA School Facilities Construction Project Series E (Miscellaneous Revenue) ±	1.77	2-1-2016	59,540,000	59,598,349
New Jersey EDA School Facilities Construction Project Series N-1 (Miscellaneous Revenue, National Insured)	5.25	9-1-2016	835,000	842,089
New Jersey Educational Authority Higher Education Technology Infrastructure Fund (Education Revenue)	5.00	6-1-2016	1,840,000	1,898,236
New Jersey Healthcare Facilities Childrens Specialized Hospital Series A (Health Revenue)	5.50	7-1-2036	1,500,000	1,500,210
New Jersey Healthcare Facilities Residual Interest Bond Trust Series 14WE (Health Revenue, Miscellaneous Revenue, Barclays Bank plc LOC) 144Aø	0.20	7-3-2017	22,000,000	22,000,000
New Jersey Higher Education Assistance Authority Senior Series 1A (Education Revenue)	4.00	12-1-2015	2,000,000	2,028,840
New Jersey Higher Education Assistance Authority Series 1A (Education Revenue)	5.00	12-1-2017	1,740,000	1,878,869
New Jersey Transit Corporation Federal Transit Administration Grants Series A (Miscellaneous Revenue, National Insured)	5.00	9-15-2018	3,115,000	3,145,683
New Jersey Transportation Program Series B (Miscellaneous Revenue, National Insured)	5.50	12-15-2016	4,625,000	4,893,204
New Jersey Transportation Trust Fund Series A (Miscellaneous Revenue)	5.00	12-15-2016	2,345,000	2,456,130
New Jersey Transportation Trust Fund Series A (Miscellaneous Revenue)	5.00	12-15-2019	4,200,000	4,601,058
New Jersey Transportation Trust Fund Series A (Miscellaneous Revenue, Ambac Insured)	5.50	12-15-2015	7,735,000	7,885,987
New Jersey Transportation Trust Fund Series A (Miscellaneous Revenue, Ambac Insured)	5.75	6-15-2017	1,325,000	1,412,490
New Jersey Transportation Trust Fund Series AA (Miscellaneous Revenue)	5.00	6-15-2017	695,000	730,966
New Jersey Transportation Trust Fund Series B (Miscellaneous Revenue)	5.00	6-15-2017	3,135,000	3,297,236
New Jersey Transportation Trust Fund Series B (Miscellaneous Revenue, National Insured)	5.50	12-15-2017	2,505,000	2,713,942
New Jersey Transportation Trust Fund Series B-1 (Transportation Revenue)	5.00	12-15-2017	2,125,000	2,253,223
New Jersey Transportation Trust Fund Series B-2 (Transportation Revenue, Syncora Guarantee Incorporated Insured)	5.00	12-15-2016	14,515,000	15,202,866
New Jersey Turnpike Authority Series B-1 (Transportation Revenue) ±	0.39	1-1-2024	10,500,000	10,496,640
New Jersey Turnpike Authority Series C (Transportation Revenue) ±	0.55	1-1-2017	11,000,000	10,976,350
Newark NJ Refunding General Improvement Series A (GO)	4.00	10-1-2016	3,710,000	3,810,578
Newark NJ TAN Series A (GO)	1.75	2-19-2016	19,500,000	19,523,595
Orange NJ BAN (GO)	1.00	12-16-2015	3,645,000	3,649,739
Paterson NJ BAN (GO)	5.00	12-15-2015	4,000,000	4,021,360
Sussex County NJ Municipal Utilities Authority BAN (Water & Sewer Revenue)	2.00	12-1-2016	6,000,000	6,110,880
Willingboro Township NJ School District Grant Anticipation Notes (GO)	1.25	12-23-2015	7,600,000	7,622,876

				286,137,687

New Mexico: 0.72%
Bernalillo County NM Series B (Tax Revenue)	5.25	4-1-2016	215,000	223,095
New Mexico Municipal Energy Acquisition Authority Gas Supply Sub Series B (Utilities Revenue, Royal Bank of Canada SPA) ±	0.87	11-1-2039	40,685,000	40,744,807

				40,967,902

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

New York: 17.18%
Babylon NY IDA Covanta Babylon Series A (Industrial Development Revenue)	5.00%	1-1-2018	$2,500,000	$2,732,250
Board Cooperative Educational Services Sole Supervisory District RAN (Miscellaneous Revenue)	1.25	10-30-2015	5,000,000	5,008,950
Board Cooperative Educational Services Sole Supervisory District RAN (Miscellaneous Revenue)	1.50	7-24-2015	3,500,000	3,501,855
Brocton NY Central School District BAN (GO)	1.38	7-10-2015	5,053,299	5,053,855
Cold Spring NY BAN (GO)	1.25	5-13-2016	3,202,000	3,210,069
Hempstead Town NY Budget Notes (GO)	1.00	12-30-2015	30,400,000	30,496,976
Long Beach NY RAN Series A (GO)	1.50	9-18-2015	2,075,000	2,075,892
Long Beach NY RAN Series B (GO)	1.50	9-18-2015	1,735,000	1,736,943
Metropolitan Transportation Authority New York Refunding Series 2008A-2A (Transportation Revenue) ø	0.45	11-1-2026	7,000,000	6,961,430
Metropolitan Transportation Authority New York Refunding Sub Series B-3A (Transportation Revenue) ø	0.44	11-1-2028	3,000,000	2,956,110
Metropolitan Transportation Authority New York Series 2012A-1 (Transportation Revenue) ø	0.34	11-15-2041	13,000,000	12,993,110
Metropolitan Transportation Authority New York Sub Series 3-3B (Transportation Revenue) ø	0.43	11-1-2030	42,470,000	42,464,904
Metropolitan Transportation Authority New York Sub Series D-2A (Transportation Revenue, AGM Insured) ø	0.60	11-1-2032	36,650,000	36,634,241
Metropolitan Transportation Authority New York Sub Series G-2 (Transportation Revenue) ø	0.65	11-1-2032	34,000,000	34,009,520
Nassau County NY RAN Series A (GO)	2.00	9-15-2015	10,350,000	10,384,673
Nassau County NY RAN Series B (GO)	2.00	10-15-2015	4,450,000	4,470,515
Nassau Health Care Corporation RAN New York (GO)	2.25	1-15-2016	8,500,000	8,545,305
New York Dormitory Authority Rochester General Hospital (Health Revenue, AGM Insured)	5.00	12-1-2025	6,990,000	7,129,171
New York Dormitory Authority Rochester General Hospital (Health Revenue, AGM Insured)	5.00	12-1-2035	18,210,000	18,572,561
New York Dormitory Authority Saint Luke’s Roosevelt Hospital (Health Revenue, FHA Insured)	4.80	8-15-2025	1,015,000	1,020,694
New York Dormitory Authority Series B (Education Revenue)	5.00	7-1-2015	1,080,000	1,080,140
New York Energy R&D Authority PCR Keyspan Generation Series A (Industrial Development Revenue, Ambac Insured) ±(m)	0.45	10-1-2028	1,875,000	1,875,000
New York Energy R&D Authority PCR Rochester Gas & Electric Corporation Series C (Industrial Development Revenue, National Insured) ±	5.00	8-1-2032	4,250,000	4,426,970
New York Environmental Facilities Waste Management Incorporated Project Series A (Resource Recovery Revenue)	2.75	7-1-2017	1,650,000	1,691,201
New York Environmental Facility Corporation Solid Waste Management Incorporated Project (Resource Recovery Revenue) ø	0.42	5-1-2030	10,500,000	10,500,000
New York Local Government Assistance Corporation Refinance Sub Lien Series A-10V (Tax Revenue, AGM Insured) ±(m)(n)	0.12	4-1-2017	25,300,000	24,920,500
New York Local Government Refunding Series C (Tax Revenue)	5.50	4-1-2017	2,425,000	2,571,931
New York NY Adjusted Fiscal 2008 Sub Series A-3 (GO, AGM Insured) ±(m)	0.67	8-1-2026	5,500,000	5,500,000
New York NY Adjusted Fiscal 2008 Sub Series C4 (GO, AGM Insured) ±(m)	0.50	10-1-2027	56,225,000	56,225,000
New York NY Adjusted Fiscal 2008 Sub Series J7 (GO) ±	0.54	8-1-2021	8,325,000	8,313,512
New York NY Housing Development Corporation Series B1 (Miscellaneous Revenue)	3.00	7-1-2015	13,205,000	13,205,924
New York NY Housing Development Corporation Series E-1-B (Housing Revenue)	0.75	11-1-2016	4,000,000	4,000,240
New York NY IDAG Terminal One Group Association Project (Miscellaneous Revenue)	5.50	1-1-2016	1,525,000	1,560,655

16	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
New York NY IDAG Refunding Transportation Infrastructure Properties, LLC Obligated Group Series A (Airport Revenue)	5.00%	7-1-2015	$1,920,000	$1,920,211
New York NY Municipal Water Finance Authority Series AA2 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.25	6-15-2032	16,000,000	16,000,000
New York NY Municipal Water Finance Authority Series AA3 (Water & Sewer Revenue, Dexia Credit Local SPA) ø	0.17	6-15-2032	26,550,000	26,550,000
New York NY Series A-6 (GO) ±	0.57	8-1-2031	39,950,000	39,638,790
New York NY Series J Sub Series J-2 (GO, AGM Insured) ±(m)	0.60	6-1-2036	19,700,000	19,700,000
New York NY Series J Sub Series J-3 (GO, AGM Insured) ±(m)	0.67	6-1-2036	26,900,000	26,900,000
New York NY Series J-9 (GO) ±	0.47	8-1-2027	38,000,000	37,901,200
New York NY Sub Series A-6 (GO, AGM Insured, Dexia Credit Local SPA) ø	0.17	11-1-2026	24,000,000	24,000,000
New York NY Sub Series C-4 (GO, AGM Insured) ±(m)	0.60	1-1-2032	1,025,000	1,025,000
New York NY Sub Series J-4 (GO) ±	0.62	8-1-2025	10,865,000	10,798,615
New York NY Sub Series J-8 (GO) ±	0.45	8-1-2021	18,350,000	18,352,019
New York NY Sub Series L-5 (GO, Bank of America NA SPA) ø	0.03	4-1-2035	31,000,000	31,000,000
New York NY Transitional Finance Authority NYC Recovery Series 3 (Tax Revenue, Dexia Credit Local SPA) ø	0.35	11-1-2022	41,510,000	41,510,000
New York NY Transitional Finance Authority Series 3 Sub Series 3C (Tax Revenue, Dexia Credit Local SPA) ø	0.35	11-1-2022	13,785,000	13,785,000
New York NY Transitional Finance Authority Sub Series 2B (Tax Revenue, Dexia Credit Local SPA) ø	0.17	11-1-2022	14,250,000	14,250,000
New York NY Transitional Finance Authority Sub Series 2E (Tax Revenue, Dexia Credit Local SPA) ø	0.35	11-1-2022	6,005,000	6,005,000
New York NY Transitional Finance Authority Sub Series A3 (Tax Revenue, Dexia Credit Local SPA) ø	0.17	8-1-2023	23,000,000	23,000,000
New York NY Transitional Finance Authority Sub Series C3 (Tax Revenue, Dexia Credit Local SPA) ø	0.17	8-1-2031	33,650,000	33,650,000
New York Urban Development Corporation Certificate of Participation James A Farley Post Office Project (Miscellaneous Revenue) 144A	4.20	2-1-2017	37,500,000	37,396,875
Norwich NY BAN (GO)	1.25	3-24-2016	5,135,000	5,153,640
Oyster Bay NY BAN Series A (GO)	1.50	2-5-2016	50,465,000	50,690,579
Oyster Bay NY Public Improvement (GO)	3.00	8-15-2017	500,000	516,670
Oyster Bay NY Public Improvement Series A (GO, AGM Insured)	3.00	3-1-2016	1,995,000	2,027,159
Port Authority New York & New Jersey Special Obligation JFK International Air Terminal 6 Project (Airport Revenue, National Insured)	6.25	12-1-2015	3,000,000	3,057,330
Rockland County NY (GO)	3.50	10-1-2015	1,365,000	1,373,818
Rockland County NY Public Improvement Series C (GO, AGM Insured)	3.00	5-1-2016	1,175,000	1,198,782
Rome NY City School District (GO)	3.00	6-15-2016	2,990,000	3,057,335
Suffolk County NY Public Improvement Series B (GO)	4.50	11-1-2015	1,100,000	1,115,257
Suffolk County NY TAN (GO)	2.00	7-30-2015	10,000,000	10,012,100
Suffolk County NY TAN Series B (GO, AGM Insured)	2.00	10-15-2015	2,860,000	2,875,015
Suffolk County NY TAN Series III (GO)	1.50	9-11-2015	27,800,000	27,856,156
Triborough Bridge & Tunnel Authority New York Refunding Bond General Sub Series B-4 (Transportation Revenue) ±	0.64	1-1-2029	4,500,000	4,510,620
Triborough Bridge & Tunnel Authority New York Refunding Bond General Sub Series B-D (Transportation Revenue) ±	0.71	1-1-2031	40,800,000	40,833,864
Utica NY School District (GO)	2.00	7-1-2015	1,095,000	1,095,044
Utica NY School District (GO)	3.00	7-1-2016	960,000	977,270
Utica NY School District (GO)	3.00	7-1-2017	1,320,000	1,356,023
Westchester County NY Hudson Project (Health Revenue)	2.00	1-1-2016	450,000	451,620
Westchester County NY Hudson Project (Health Revenue)	3.00	1-1-2017	500,000	512,835

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

New York (continued)
Yonkers NY Series A (GO)	4.00%	7-1-2015	$1,000,000	$1,000,100
Yonkers NY Series A (GO)	4.00	7-1-2016	2,835,000	2,930,341
Yonkers NY Series B (GO)	3.00	7-1-2015	1,495,000	1,495,120
Yonkers NY Series B (GO)	3.00	7-1-2016	1,290,000	1,320,509
Yonkers NY Series C (GO)	4.00	8-15-2015	1,000,000	1,004,670
Yonkers NY Series C (GO)	4.00	8-15-2016	2,085,000	2,162,625
Yonkers NY Series D (GO)	3.00	8-15-2015	1,925,000	1,931,584
Yonkers NY Series D (GO)	3.00	8-15-2016	660,000	677,193

				970,406,066

North Carolina: 1.14%
Charlotte NC Housing Authority MFHR Boulevard Phase III Project (Housing Revenue) ±	0.75	8-1-2017	10,500,000	10,457,055
Mecklenburg County NC Series A (Miscellaneous Revenue) ø	0.43	2-1-2028	2,465,000	2,465,148
North Carolina Capital Finance Republic Services Incorporated Project (Resource Recovery Revenue) ø	0.52	6-1-2038	21,000,000	21,000,000
North Carolina Medical Care Commission Healthcare Facilities Series A (Health Revenue, JPMorgan Chase & Company SPA) ø	0.23	11-1-2034	20,000,000	20,000,000
North Carolina Medical Care Commission Moses Cone Health System (Health Revenue)	5.00	10-1-2015	500,000	505,910
University of North Carolina Chapel Hill Series A (Education Revenue) ±	0.57	12-1-2041	10,200,000	10,198,368

				64,626,481

North Dakota: 0.13%
Dickinson ND Series A (Tax Revenue)	3.00	10-1-2015	685,000	689,665
Dickinson ND Series A (Tax Revenue)	3.00	10-1-2017	1,100,000	1,143,978
Williston ND Series A (GO)	2.50	11-1-2015	860,000	860,052
Williston ND Series A (Tax Revenue, AGM Insured)	3.00	5-1-2016	750,000	764,310
Williston ND Series A (Tax Revenue, AGM Insured)	3.00	5-1-2017	3,875,000	4,010,625

				7,468,630

Ohio: 1.53%
American Municipal Power Ohio Incorporated BAN (Utilities Revenue)	1.00	10-22-2015	7,530,000	7,536,476
American Municipal Power Ohio Incorporated BAN Electric System Improvement Cleveland Power Project (Utilities Revenue)	1.13	8-6-2015	1,000,000	1,000,090
Cleveland OH Airport System Series A (Airport Revenue, Ambac Insured)	5.25	1-1-2017	2,315,000	2,456,007
Cleveland OH Airport System Series C (Airport Revenue, AGM Insured)	5.00	1-1-2017	2,895,000	3,070,871
Cleveland OH Public Utilities Division of Water Series Z (Water & Sewer Revenue) %%	2.00	1-1-2016	825,000	827,632
Cuyahoga OH Metropolitan Housing Authority Bohn Tower Apartments Project (Housing Revenue)	0.70	3-1-2017	12,700,000	12,677,394
Hamilton County OH Refunding Metropolitan Sewer District Series A (Water & Sewer Revenue)	3.00	12-1-2015	6,810,000	6,891,107
Lancaster OH Port Authority (Utilities Revenue) ±	0.52	2-1-2017	3,895,000	3,883,003
Lancaster OH Port Authority (Utilities Revenue) ±	0.57	8-1-2017	3,240,000	3,229,729
Lancaster OH Port Authority (Utilities Revenue) ±	0.62	2-1-2018	7,225,000	7,177,893
Lancaster OH Port Authority (Utilities Revenue) ±	0.67	8-1-2018	4,000,000	3,970,120
Middletown OH School District TAN (GO) %%	1.75	5-3-2016	2,500,000	2,515,625
Muskingum County OH Hospital Facilities Genesis Healthcare System Project (Health Revenue)	5.00	2-15-2016	750,000	764,123

18	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Ohio (continued)
Ohio Capital Asset Financing Program Series A (GO)	5.00%	12-1-2015	$920,000	$937,048
Ohio HFA MFHR Walnut Court Senior Apartments (Housing Revenue)	0.50	8-1-2016	3,900,000	3,894,540
Ohio Higher Educational Facility John Carroll University Project (Education Revenue) ±	2.25	9-1-2033	2,085,000	2,116,087
Ohio University Hospitals Health Systems Series B (Health Revenue) ø	0.45	1-15-2033	12,720,000	12,720,000
Ohio Water Development Authority Waste Management Project (Resource Recovery Revenue) ±	2.25	7-1-2021	1,250,000	1,271,975
Warren County OH Health Care Facilities Otterbein Homes Series A (Health Revenue)	4.00	7-1-2016	1,760,000	1,815,774
Warren County OH Health Care Facilities Otterbein Homes Series A (Health Revenue)	4.00	7-1-2017	4,375,000	4,610,463
Warrensville Heights OH BAN (GO)	2.13	8-13-2015	1,560,000	1,562,590
Warrensville Heights OH Certificate of Participation (GO)	2.38	12-15-2015	1,600,000	1,605,968

				86,534,515

Oklahoma: 0.46%
Cleveland County OK Detention Facilities Project (Tax Revenue)	3.00	3-1-2018	1,000,000	1,045,190
Cleveland County OK Detention Facilities Project (Tax Revenue)	3.00	3-1-2019	1,505,000	1,583,651
Cleveland County OK Educational Facilities Moore Public Schools Project (Miscellaneous Revenue)	5.00	6-1-2017	4,675,000	5,043,577
Comanche County OK Hospital Authority Refunding (Health Revenue)	5.00	7-1-2015	2,965,000	2,965,326
Comanche County OK Hospital Authority Refunding (Health Revenue)	5.00	7-1-2017	2,855,000	3,038,006
Comanche County OK Hospital Authority Refunding (Health Revenue, AGM Insured)	5.25	7-1-2020	2,695,000	2,695,350
Oklahoma County OK Finance Authority Luther Public Schools Project (Miscellaneous Revenue)	2.00	9-1-2015	735,000	737,043
Oklahoma County OK Independent School District #52 Series B (GO)	2.00	3-1-2017	2,550,000	2,597,813
Oklahoma Housing Finance Agency Cherokee Terrace Apartments (Housing Revenue, GNMA Insured) ±	0.70	12-1-2017	5,000,000	4,983,500
Rogers County OK Independent School District #2 (GO)	2.10	7-1-2015	1,475,000	1,475,074

				26,164,530

Oregon: 0.26%
Oregon Facilities Authority Providence Health & Services Series C (Health Revenue) ø	0.95	10-1-2020	14,550,000	14,564,550

Pennsylvania: 4.16%
Allentown PA Hospital Authority Sacred Heart Hospital (Health Revenue)	6.00	11-15-2016	1,940,000	1,980,042
Beaver County PA IDA FirstEnergy Generation Series A (Miscellaneous Revenue) ±	2.20	1-1-2035	3,000,000	3,025,920
Beaver County PA IDA FirstEnergy Nuclear Series A (Miscellaneous Revenue) ±	3.38	1-1-2035	2,200,000	2,200,132
Bethlehem PA Area School District Authority (Miscellaneous Revenue) ±	0.56	1-1-2030	7,995,000	8,007,952
Chester County PA IDA University Student Housing Project Series C-1 (Housing Revenue)	0.65	2-1-2017	1,900,000	1,892,153
Clarion County PA IDA Clarion University Housing Project Series D (Housing Revenue)	3.00	7-1-2015	175,000	175,011
Clarion County PA IDA Clarion University Housing Project Series D (Housing Revenue)	3.00	7-1-2016	435,000	442,608
Clarion County PA IDA Clarion University Housing Project Series D (Housing Revenue)	3.00	7-1-2017	900,000	925,461
Clarion County PA IDA Student Housing (Housing Revenue)	1.05	5-1-2016	4,000,000	4,003,600

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
Downingtown PA School District (GO) ø	0.44%	5-1-2030	$6,000,000	$5,997,960
Greater Latrobe PA School District (Miscellaneous Revenue)	3.00	10-1-2016	4,580,000	4,711,125
Lycoming County PA Authority Association of Independent Colleges & Universities of Pennsylvania Financing Program (Education Revenue) ±	3.00	11-1-2035	4,000,000	4,080,920
Montgomery County PA IDA ACTS Retirement Community Series B (Health Revenue)	5.00	11-15-2017	2,300,000	2,399,222
Montgomery County PA IDA Refunding Peco Energy Company Project Series A (Industrial Development Revenue) ±	2.55	6-1-2029	12,910,000	12,880,178
North Pennsylvania Water Authority (Water & Sewer Revenue) ±	0.47	11-1-2018	700,000	690,025
North Pennsylvania Water Authority (Water & Sewer Revenue) ±	0.53	11-1-2019	1,000,000	978,510
North Pennsylvania Water Authority (Water & Sewer Revenue) ±	0.62	11-1-2024	5,000,000	4,911,350
Northampton County PA General Purpose Hospital Authority St. Luke’s Hospital Project Series C (Health Revenue) ±	4.50	8-15-2032	2,500,000	2,594,775
Penn Hills PA School District (GO, Build America Mutual Assurance Company Insured)	3.00	10-1-2015	415,000	416,834
Pennsylvania Department of General Services (Miscellaneous Revenue, AGM Insured)	3.00	11-1-2015	1,500,000	1,513,005
Pennsylvania Department of General Services (Miscellaneous Revenue, AGM Insured)	4.00	5-1-2016	1,225,000	1,259,545
Pennsylvania EDFA PPL Energy Supply LLC Project (Utilities Revenue) ±	3.00	12-1-2038	6,000,000	6,016,860
Pennsylvania EDFA PPL Energy Supply LLC Series A (Utilities Revenue) ±	3.00	12-1-2038	16,750,000	16,756,533
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project Series A (Resource Recovery Revenue) ø	0.40	4-1-2019	9,500,000	9,500,000
Pennsylvania EDFA Waste Management Project (Resource Recovery Revenue) ±	1.75	12-1-2033	15,165,000	15,217,016
Pennsylvania HEFAR Associated Independent Colleges Series 13 (Education Revenue) ±	0.55	11-1-2031	3,110,000	3,110,156
Pennsylvania HEFAR Association of Independent Colleges and Universities of Pennsylvania Financing Program Mount Aloysius College Project Series R1 (Education Revenue) ±	0.85	11-1-2041	1,140,000	1,140,855
Pennsylvania HEFAR Slippery Rock University Foundation Series A (Education Revenue, Syncora Guarantee Incorporated Insured)	5.00	7-1-2016	1,760,000	1,766,318
Pennsylvania Higher Education Facilities Authority Independent Colleges Series I4 (Education Revenue) ±	1.50	11-1-2031	5,800,000	5,791,996
Pennsylvania Series 2 (GO)	5.00	4-15-2017	1,250,000	1,339,638
Pennsylvania Turnpike Commission Series B (Transportation Revenue) ±	0.62	12-1-2016	6,825,000	6,850,935
Pennsylvania Turnpike Commission Series B-1 (Transportation Revenue) ±	0.37	12-1-2016	15,050,000	15,054,064
Pennsylvania Turnpike Commission Series B-2 (Transportation Revenue) ±	0.37	12-1-2016	34,950,000	34,959,437
Philadelphia PA IDA One Benjamin Franklin Series C (Miscellaneous Revenue, AGM Insured)	5.00	2-15-2016	1,000,000	1,026,440
Philadelphia PA Gas Works Refunding 8th-1998 General Ordinance Series A (Utilities Revenue)	5.00	8-1-2015	1,000,000	1,003,880
Philadelphia PA IDA Refunding 1st Series 2016 (Education Revenue) %%	5.00	4-1-2016	755,000	761,984
Philadelphia PA School District (GO)	3.00	9-1-2016	1,450,000	1,488,121
Philadelphia PA School District Series A (GO, Ambac Insured)	5.00	8-1-2017	1,110,000	1,114,385
Philadelphia PA School District Series B (GO)	5.00	9-1-2016	3,500,000	3,673,355
Philadelphia PA School District Series D (GO)	5.00	9-1-2016	4,360,000	4,575,951
Philadelphia PA School District Series D (GO)	5.00	9-1-2017	4,750,000	5,127,008
Pittsburgh PA Water & Sewer Authority Series C-1D (Water & Sewer Revenue, AGM Insured) ±	1.40	9-1-2035	6,595,000	6,604,563
Tunkhannock PA School District (GO, Build America Mutual Assurance Company Insured)	2.00	7-15-2016	1,240,000	1,255,351

20	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania (continued)
University Area Joint Authority Pennsylvania Refunding Bond (Water & Sewer Revenue) ø	0.47%	11-1-2028	$3,300,000	$3,293,103
Upper Darby PA School District (GO)	3.00	5-1-2017	500,000	518,335
Upper Darby PA School District (GO)	4.00	5-1-2018	700,000	752,052
Warwick PA School District (GO)	3.00	2-15-2017	1,000,000	1,035,940
Warwick PA School District (GO)	4.00	2-15-2018	1,250,000	1,343,625
Warwick PA School District (GO)	4.00	2-15-2019	1,025,000	1,120,387
Washington County PA Washington Hospital Project (Health Revenue)	4.00	7-1-2016	1,080,000	1,110,164
Washington County PA Washington Hospital Project (Health Revenue)	4.00	7-1-2017	1,085,000	1,133,717
West Mifflin PA School District (GO, AGM Insured)	4.10	10-1-2018	2,500,000	2,524,125
Westmoreland County PA IDA Excela Health Project (Health Revenue)	4.00	7-1-2017	1,650,000	1,715,786
Westmoreland County PA IDA Excela Health Project (Health Revenue)	5.00	7-1-2018	1,650,000	1,778,552
York County PA Refunding Bond (GO) ±	0.43	6-1-2033	9,730,000	9,706,843

				235,253,803

Puerto Rico: 1.60%
Puerto Rico (GO, AGM Insured)	5.25	7-1-2015	1,120,000	1,120,000
Puerto Rico (Miscellaneous Revenue, AGM Insured)	5.50	7-1-2016	1,205,000	1,192,950
Puerto Rico (Tax Revenue, National Insured)	6.00	7-1-2015	450,000	450,000
Puerto Rico (Tax Revenue, National Insured)	6.50	7-1-2015	4,550,000	4,550,000
Puerto Rico Aqueduct & Senior Lien Series A (Water & Sewer Revenue, AGM Insured)	5.00	7-1-2015	3,200,000	3,200,000
Puerto Rico Public Improvement Series A (GO, AGM Insured)	5.00	7-1-2017	250,000	242,188
Puerto Rico Electric Power Authority Refunding Bond Series JJ (Utilities Revenue, National Insured)	5.25	7-1-2015	3,460,000	3,460,000
Puerto Rico Electric Power Authority Series L (Utilities Revenue, National Insured)	5.50	7-1-2016	1,975,000	1,945,375
Puerto Rico Electric Power Authority Series QQ (Utilities Revenue, Syncora Guarantee Incorporated Insured)	5.50	7-1-2015	1,145,000	1,145,000
Puerto Rico Electric Power Authority Series SS (Utilities Revenue, National Insured)	5.00	7-1-2015	6,100,000	6,100,000
Puerto Rico Electric Power Authority Series SS (Utilities Revenue, National Insured)	5.00	7-1-2016	725,000	714,125
Puerto Rico Electric Power Authority Series TT (Utilities Revenue, AGM Insured)	5.00	7-1-2017	550,000	544,748
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured)	4.00	7-1-2015	1,200,000	1,200,000
Puerto Rico Electric Power Authority Series UU (Utilities Revenue, AGM Insured)	5.00	7-1-2015	1,000,000	1,000,000
Puerto Rico Government Development Bank Series 1985 (Miscellaneous Revenue, National Insured)	4.75	12-1-2015	39,790,000	39,839,738
Puerto Rico Highway & Transportation Authority Refunding Bond Series W-FAS-CR (Tax Revenue, AGM Insured)	5.50	7-1-2015	2,570,000	2,570,000
Puerto Rico Highway & Transportation Authority Refunding Bond Series Z (Tax Revenue, National Insured)	6.25	7-1-2015	5,615,000	5,615,000
Puerto Rico Highway & Transportation Authority Series E (Transportation Revenue, AGM Insured)	5.50	7-1-2017	575,000	567,726
Puerto Rico Highway & Transportation Authority Unrefunded Balance Series W (Tax Revenue, National Insured)	5.50	7-1-2015	320,000	320,000
Puerto Rico Municipal Finance Agency Refunding Series B (Miscellaneous Revenue, AGC Insured)	4.10	7-1-2015	600,000	600,000
Puerto Rico Municipal Finance Agency Series C (Miscellaneous Revenue, AGM Insured)	5.00	8-1-2016	4,935,000	4,934,556
Puerto Rico Public Improvement Series A (GO, AGM Insured)	5.00	7-1-2015	1,315,000	1,315,000
Puerto Rico Public Improvement Series A (GO, AGM Insured)	5.00	7-1-2015	15,000	15,000
Puerto Rico Public Improvement Series A (Tax Revenue, National Insured)	5.50	7-1-2015	1,800,000	1,800,000
Puerto Rico Series A (GO, AGM Insured)	5.00	7-1-2016	6,065,000	6,004,350

				90,445,756

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Rhode Island: 0.49%
Cranston RI Series B (GO)	3.00%	7-1-2015	$1,000,000	$1,000,080
East Providence RI TAN (GO)	1.50	7-30-2015	5,000,000	5,004,200
Providence RI Redevelopment Agency Public Safety Building Project Series A (Miscellaneous Revenue)	4.00	4-1-2018	3,025,000	3,210,463
Providence RI Series A (GO)	2.00	7-15-2015	1,770,000	1,771,097
Rhode Island Health & Education Building Finance Corporation (Health Revenue, AGM Insured)	5.00	5-15-2017	7,370,000	7,627,213
Rhode Island Health & Educational Building Refunding Bond Providence Financing Program (Education Revenue, AGM Insured)	3.00	5-15-2017	1,815,000	1,879,541
Rhode Island Health & Educational Building Refunding Bond Providence Financing Program (Education Revenue, AGM Insured)	3.00	5-15-2018	1,535,000	1,603,799
Rhode Island HEFA Educational Facilitation Meeting Center (Miscellaneous Revenue, Citizens Bank LOC) ø	0.09	6-1-2035	4,165,000	4,165,000
Rhode Island Student Loan Authority AMT Program Senior Series A (Education Revenue)	5.00	12-1-2019	750,000	839,130
Rhode Island Student Loan Authority Program Senior Series A (Education Revenue)	4.00	12-1-2015	410,000	416,363

				27,516,886

South Carolina: 0.25%
Charleston County SC Care Alliance Health Services Series A (Health Revenue, AGM Insured)	5.13	8-15-2015	2,000,000	2,012,200
Jasper County SC Jasper County School Project (Miscellaneous Revenue)	3.00	4-1-2016	700,000	706,559
Jasper County SC Jasper County School Project (Miscellaneous Revenue)	3.00	4-1-2017	600,000	607,422
Jasper County SC Jasper County School Project (Miscellaneous Revenue)	3.00	4-1-2018	500,000	501,830
Jasper County SC Jasper County School Project (Miscellaneous Revenue)	4.00	4-1-2019	500,000	519,860
South Carolina Public Service Authority Revenue Series A (Utilities Revenue, National Insured, Citibank NA LIQ) ø	0.22	1-1-2036	10,000,000	10,000,000

				14,347,871

South Dakota: 0.01%
Rapid City SD (Tax Revenue)	3.00	12-1-2015	460,000	464,163

Tennessee: 1.24%
Clarksville TN Natural Gas Acquisition Corporation (Utilities Revenue)	5.00	12-15-2016	2,740,000	2,888,015
Knoxville TN Industrial Development Board Collateralized Housing Golden Age Retirement Village Project (Housing Revenue, GNMA Insured)	0.85	12-1-2017	5,900,000	5,875,574
Lewisburg TN Industrial Development Board Waste Management Project (Resource Recovery Revenue) ø	0.42	7-2-2035	7,000,000	7,000,000
Metropolitan Government Nashville & Davidson Counties TN Health & Education Facilities Meharry Medical College (Health Revenue, Ambac Insured)	6.00	12-1-2016	1,085,000	1,116,888
Shelby County TN HEFA Methodist Le Bonheur Series A (Health Revenue, AGM Insured, U.S. Bank NA SPA) ø	0.08	6-1-2042	17,500,000	17,500,000
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2015	15,575,000	15,685,271
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.00	9-1-2016	4,315,000	4,504,774
Tennessee Energy Acquisition Corporation Series A (Utilities Revenue)	5.25	9-1-2017	1,360,000	1,471,479
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2016	6,630,000	6,776,656
Tennessee Energy Acquisition Corporation Series C (Utilities Revenue)	5.00	2-1-2017	6,875,000	7,261,788

				70,080,445

22	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Texas: 10.81%
Alamito TX Public Facilities Corporation HACEP RAD Conversion Program (Housing Revenue) ±	1.00%	10-1-2018	$3,000,000	$2,997,990
Clear Creek TX Independent School District (GO) ±	3.00	2-15-2035	4,170,000	4,343,806
Dallas TX Housing Finance Corporation Fountain Rosemeade Apartments (Housing Revenue)	0.60	10-1-2016	4,875,000	4,864,226
Deutsche Bank SPEAR/LIFER Trust Sereis DB-327 (Tax Revenue, Ambac Insured) 144Aø	0.79	9-1-2033	10,500,000	10,500,000
Fort Bend TX Independent School District Various School Building Series A (Education Revenue) ±	1.00	8-1-2040	7,500,000	7,499,925
Galveston TX Hotel Occupancy Series B (Tax Revenue, AGM Insured)	4.00	9-1-2016	420,000	435,355
Harris County TX Cultural Education Facilities Finance Corporation (Miscellaneous Revenue) ø	0.28	10-1-2045	10,000,000	10,000,000
Harris County TX Senior Lien Toll Road Series B (Transportation Revenue) ø	0.66	8-15-2021	25,430,000	25,442,461
Houston TX Hotel Occupancy Prerefunded Series B (Tax Revenue)	5.00	9-1-2018	1,735,000	1,826,799
Houston TX Hotel Occupancy Unrefunded Series B (Tax Revenue)	5.00	9-1-2018	285,000	298,880
Houston TX Independent School District Limited Tax School House Series A-1 (Tax Revenue) ±	3.00	6-1-2039	83,250,000	85,175,573
Lamar TX Consolidated Independent School District Schoolhouse Series A (GO) ±	2.00	8-15-2047	28,970,000	29,375,870
Mission TX Economic Development Corporation Solid Waste Disposal Revenue Bond Republic Services Incorporated Series A (Resource Recovery Revenue) ø	0.33	1-1-2020	11,800,000	11,800,000
North East TX Independent School District Series A (GO) ±	2.00	8-1-2042	26,825,000	27,291,487
Northside TX Independent School District (GO) ±	1.50	8-1-2034	10,645,000	10,655,858
Northside TX Independent School District Building Project (GO) ±	2.00	8-1-2044	2,610,000	2,646,253
Northside TX Independent School District Series A (GO) ±	2.00	6-1-2039	23,445,000	23,749,082
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series D (Industrial Development Revenue) ø	0.20	11-1-2040	3,500,000	3,500,000
Port Arthur TX Navigation District Motiva Enterprises Project (Industrial Development Revenue) ø	0.21	11-1-2040	13,000,000	13,000,000
Port Arthur TX Navigation District Refunding Motiva Enterprises Project (Industrial Development Revenue) ø	0.29	12-1-2027	15,130,000	15,130,000
Richardson TX Independent School District Series A (GO)	5.00	2-15-2017	3,835,000	4,105,022
Round Rock TX Independent School District (GO) ±	1.50	8-1-2040	35,000,000	35,407,750
Sam Rayburn TX Municipal Power Agency (Utilities Revenue)	5.00	10-1-2015	1,710,000	1,730,298
San Antonio TX Electric & Gas Refunding System Junior Lien Series A (Utilities Revenue) ø	0.36	2-1-2033	53,000,000	52,957,070
San Antonio TX Electric & Gas Refunding System Junior Lien Series B (Utilities Revenue) ±	2.00	12-1-2027	3,225,000	3,245,834
San Antonio TX Housing Trust Finance Corporation MFHR Masters Ranch Apartments Project (Housing Revenue)	0.50	9-1-2016	15,500,000	15,486,670
San Antonio TX Junior Lien No Reserve Fund Series F (Water & Sewer Revenue) ø	0.75	5-1-2043	12,270,000	12,291,350
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Refunding Series A (Health Revenue)	2.00	11-15-2016	400,000	403,804
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Refunding Series A (Health Revenue)	3.00	11-15-2017	485,000	499,298
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Refunding Series A (Health Revenue)	4.00	11-15-2018	500,000	530,955
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Refunding Series A (Health Revenue)	4.00	11-15-2019	510,000	542,268
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Series B (Health Revenue)	3.00	11-15-2017	500,000	515,330
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Series B (Health Revenue)	4.00	11-15-2018	500,000	531,965

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Texas (continued)
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Series B (Health Revenue)	4.00%	11-15-2019	$710,000	$756,746
Tarrant County TX Cultural Education Facilities Finance Corporation Hendrick Medical Center (Health Revenue)	4.00	9-1-2017	550,000	581,488
Tarrant County TX Cultural Education Facilities Finance Corporation Series 2973 (Health Revenue, Morgan Stanley Bank LIQ) 144Aø	0.32	11-15-2029	6,958,512	6,958,512
Texas Municipal Gas Acquisition & Supply Corporation I Series A (Utilities Revenue)	5.00	12-15-2015	2,115,000	2,152,013
Texas Municipal Gas Acquisition & Supply Corporation II Series 2007-042-1993B (Utilities Revenue, BNP Paribas LIQ) 144Aø	0.22	9-15-2018	11,000,000	11,000,000
Texas Municipal Gas Acquisition & Supply Corporation II Series A (Utilities Revenue, JPMorgan Chase & Company Guaranteed) ±	0.89	9-15-2017	23,860,000	23,894,358
Texas Municipal Gas Acquisition & Supply Corporation II Series B (Utilities Revenue, JPMorgan Chase & Company Guaranteed) ±	0.54	9-15-2017	62,625,000	62,627,505
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2015	2,900,000	2,950,750
Texas Municipal Gas Acquisition & Supply Corporation III (Utilities Revenue)	5.00	12-15-2016	2,500,000	2,620,725
Texas Municipal Gas Acquisition & Supply Corporation Senior Lien Series B (Utilities Revenue) ±	0.74	12-15-2017	4,350,000	4,337,951
Texas Public Finance Authority Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	4.00	11-1-2015	4,000,000	4,047,120
Texas Public Finance Authority Southern University Financing System (Education Revenue, Build America Mutual Assurance Company Insured)	5.00	11-1-2016	2,080,000	2,186,371
Texas Public Finance Authority Unemployment Compensation Series B (Miscellaneous Revenue)	4.00	7-1-2017	11,500,000	12,083,740
Texas Public Finance Authority Unemployment Compensation Series B (Miscellaneous Revenue)	4.00	7-1-2018	6,000,000	6,108,660
Texas SA Energy Acquisition Public Facility Corporation (Utilities Revenue)	5.25	8-1-2015	2,430,000	2,439,258
Texas Transportation Commission State Highway Fund Floating 1st Tier Series B (Tax Revenue) ø	0.42	4-1-2032	24,000,000	23,944,800
Texas Transportation Commission State Highway Series B (Transportation Revenue, Banco Bilboa Vizcaya SPA) ø	0.29	4-1-2026	18,500,000	18,500,000
Texas Turnpike Authority Central Texas Turnpike System Prerefunded Capital Appreciation 1st Tier Series A (Transportation Revenue, Ambac Insured) ¤	0.00	8-15-2016	4,755,000	4,720,859
Texas Turnpike Authority Central Texas Turnpike System Unrefunded Balance Capital Appreciation 1st Tier Series A (Transportation Revenue, Ambac Insured) ¤	0.00	8-15-2016	340,000	337,056

				611,029,091

Virgin Islands: 0.20%
Virgin Islands PFA Senior Lien Matching Fund Loan Series A (Miscellaneous Revenue)	4.00	10-1-2016	1,700,000	1,757,137
Virgin Islands PFA Senior Lien Series B (Miscellaneous Revenue)	5.00	10-1-2017	6,950,000	7,462,493
Virgin Islands PFA Sub Lien Series C (Miscellaneous Revenue)	5.00	10-1-2015	2,000,000	2,018,520

				11,238,150

Virginia: 0.42%
Fairfax County VA EDA Mount Vernon Ladies Association Project (Industrial Development Revenue, SunTrust Bank LOC) ø	0.26	6-1-2037	5,600,000	5,600,000
Fredericksburg VA EDA Mary Washington Healthcare Group Series A (Health Revenue) ø	1.97	8-1-2038	3,905,000	3,970,487
Greater Richmond VA Convention Center Authority (Tax Revenue)	5.00	6-15-2016	1,000,000	1,043,600
Greater Richmond VA Convention Center Authority (Tax Revenue)	5.00	6-15-2017	1,250,000	1,352,075

24	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2015

Security name	Interest rate	Maturity date	Principal	Value

Virginia (continued)
Greater Richmond VA Convention Center Authority (Tax Revenue)	5.00%	6-15-2018	$1,500,000	$1,667,640
Louisa VA IDA Virginia Electric & Power Company Series C (Utilities Revenue) ±	0.70	11-1-2035	6,400,000	6,391,232
Richmond VA IDA (Miscellaneous Revenue, Ambac Insured)	5.00	7-15-2015	1,000,000	1,001,570
Virginia Small Business Financing Authority Hampton University (Education Revenue)	3.00	10-1-2015	1,880,000	1,891,825
Virginia Small Business Financing Authority Hampton University (Education Revenue)	3.00	10-1-2016	955,000	979,190

				23,897,619

Washington: 0.44%
Grant County WA Public Utility District #2 Series K (Utilities Revenue) ø	0.39	1-1-2044	4,000,000	3,978,360
Kent WA (GO)	2.00	12-1-2015	400,000	402,528
Kent WA (GO)	3.00	12-1-2016	500,000	514,700
Washington HCFR Catholic Health Series B (Health Revenue, JPMorgan Chase & Company SPA) ø	0.28	3-1-2032	15,000,000	15,000,000
Washington Housing Finance Commission Market Street Apartments Project Series A (Housing Revenue)	0.55	6-1-2016	4,750,000	4,750,380

				24,645,968

West Virginia: 0.23%
Mason County WV PCR Appalachian Power Company Series L (Industrial Development Revenue) ±	1.63	10-1-2022	13,000,000	12,962,950

Wisconsin: 0.88%
Augusta WI School District Notes Anticipation Notes (Miscellaneous Revenue)	2.00	12-1-2015	3,175,000	3,183,033
Ellsworth WI Community School District Notes Anticipation Notes (Miscellaneous Revenue)	2.00	4-1-2016	835,000	838,315
Milwaukee County WI Series A (Airport Revenue)	5.00	12-1-2015	295,000	300,850
Milwaukee County WI Series A (Airport Revenue)	5.00	12-1-2016	345,000	365,396
Milwaukee County WI Series B (Airport Revenue)	4.00	12-1-2015	390,000	396,049
Milwaukee County WI Series B (Airport Revenue)	4.00	12-1-2016	385,000	402,340
Milwaukee County WI Series B (Airport Revenue)	4.00	12-1-2017	385,000	409,798
Milwaukee County WI Series F9 (GO) ø	0.52	2-15-2032	7,500,000	7,499,475
Richland Center WI Sewer System BAN Series A (Water & Sewer Revenue)	1.00	5-1-2016	14,740,000	14,742,653
Waukesha WI Housing Preservation Corporation (Housing Revenue, Johnson Bank LOC) ø	1.00	12-1-2042	3,865,000	3,865,000
Waukesha WI Note Anticipation Notes Series C (Miscellaneous Revenue)	2.00	7-1-2016	11,280,000	11,400,922
Wisconsin HEFA Aspirus Incorporate Obligation Group Series A (Health Revenue)	3.00	8-15-2016	420,000	430,328
Wisconsin HEFA Aurora Health Care Series B-1 (Health Revenue) ±	1.25	8-15-2025	3,440,000	3,445,573
Wisconsin HEFA Bellin Memorial Hospital Incorporated (Health Revenue)	2.00	12-1-2016	1,455,000	1,479,126
Wisconsin HEFA Bellin Memorial Hospital Incorporated (Health Revenue)	3.00	12-1-2017	200,000	208,564
Wisconsin HEFA Bellin Memorial Hospital Incorporated (Health Revenue)	3.00	12-1-2018	500,000	524,645

				49,492,067

Wyoming: 0.27%
Sweetwater County WY Pollution Control Refunding PacifiCorp Project Series A (Industrial Development Revenue) ø	0.32	1-1-2017	15,000,000	15,000,000

Total Municipal Obligations (Cost $5,403,868,502)				5,398,670,685

Other: 1.42%
Nuveen Dividend Advantage Municipal Fund 3, Institutional MuniFund Term Preferred Shares ±144A	0.82	10-1-2017	38,000,000	38,164,160

Portfolio of investments—June 30, 2015	Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	25

Security name	Interest rate	Maturity date	Principal	Value

Other (continued)
Nuveen New York AMT-Free Municipal Income Fund, Institutional MuniFund Term Preferred Shares ±144A	0.69%	10-1-2017	$17,000,000	$17,023,970
Nuveen Texas Quality Income Municipal Fund, Institutional MuniFund Term Preferred Shares ±144A	0.97	11-1-2018	25,000,000	25,132,000

Total Other (Cost $80,000,000)				80,320,130

Short-Term Investments: 2.82%

Commercial Paper: 1.13%
Wisconsin Series 08	0.08	8-5-2015	33,325,000	33,324,334
Wisconsin Series 08	0.12	7-1-2015	30,589,000	30,589,000

				63,913,334

	Yield		Shares

Investment Companies: 1.68%
Wells Fargo Advantage National Tax-Free Money Market Fund, Institutional Class (l)(u)##	0.01		95,062,084	95,062,084

			Principal
U.S. Treasury Securities: 0.01%
U.S. Treasury Bill (z)#	0.01	9-17-2015	$675,000	675,003

Total Short-Term Investments (Cost $159,643,469)				159,650,421

Total investments in securities (Cost $5,656,483,898) *	100.02%	5,651,417,861
Other assets and liabilities, net	(0.02)	(1,368,796)

Total net assets	100.00%	$5,650,049,065

±	Variable rate investment. The rate shown is the rate in effect at period end.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

¤	The security is issued in zero coupon form with no periodic interest payments.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $5,656,478,025 and unrealized gains (losses) consists of:

Gross unrealized gains	$10,127,856
Gross unrealized losses	(15,188,020)

Net unrealized losses	$(5,060,164)

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Municipal Bond Fund, and Wells Fargo Advantage Ultra Short-Term Municipal Income Fund (the “Funds”), three of the funds comprising the Wells Fargo Funds Trust, as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the “financial statements”), and the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of June 30, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Wells Fargo Funds Trust as of June 30, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2015

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	August 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	August 24, 2015

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	August 24, 2015

By:	/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	August 24, 2015